UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

September 30, 2021

 ANNUAL REPORT

  SEI Institutional Managed Trust

Large Cap Fund	Tax-Managed International Managed
Large Cap Value Fund	Volatility Fund
Large Cap Growth Fund	Real Estate Fund
Large Cap Index Fund	Core Fixed Income Fund
Tax-Managed Large Cap Fund	High Yield Bond Fund
S&P 500 Index Fund	Conservative Income Fund
Small Cap Fund	Tax-Free Conservative Income Fund
Small Cap Value Fund	Real Return Fund
Small Cap Growth Fund	Dynamic Asset Allocation Fund
Tax-Managed Small/Mid Cap Fund	Multi-Strategy Alternative Fund
Mid-Cap Fund	Multi-Asset Accumulation Fund
U.S. Managed Volatility Fund	Multi-Asset Income Fund
Global Managed Volatility Fund	Multi-Asset Inflation Managed Fund
Tax-Managed Managed Volatility Fund	Multi-Asset Capital Stability Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2021 (Unaudited)

To Our Shareholders

The fiscal year ending September 30, 2021, saw strong returns for U.S. equities as investors gained exposure to businesses they believed would benefit from the improving economy and a “return to normal” enabled by the widespread availability of COVID-19 vaccines. Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president, markets advanced higher and volatility generally declined. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration helped fuel this appreciation. Investor exuberance was also driven by a series of positive vaccine clinical trial results in November; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA.

Work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names before a slight reversal later in the period. Market observers attributed this to the FOMC deciding to increase its projection for the federal-funds rate in 2023. Meanwhile, for the first time since April this year, the seven-day moving average of new COVID-19 cases reported in the U.S. stopped falling in mid-June after an impressive period of declines that had brought cases to their lowest levels since March 2020.

Tightening supply chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. The U.S. Treasury yield curve steepened over the course of the fiscal year, especially as future expectations for a rebound in economic growth increased with the rising inflation expectations. U.S. Treasury yields further out the curve rose considerably as the yield on 10-year Treasurys rose by roughly 80 basis points. Government-bond yields (which had been rising slowly since the fall) began to spike further in February. The specter of a sharp increase in borrowing costs sent chills through markets during the second half of February, leading to selloffs of varying intensity before equity markets resumed their climb again in March.

The Federal Reserve’s (Fed) federal-funds rate target continued to range between 0.0% and 0.25% through the reporting period. Over the course of the third quarter, the Federal Open Market Committee (FOMC) moved incrementally closer to declaring a start date for tapering (reducing) asset purchases. The FOMC currently purchases $80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month; Federal Reserve (Fed) Chairman Jerome Powell indicated that the tapering timeline could be determined at the November FOMC meeting. The central bank noted in its latest quarterly Summary of Economic Projections that the projected timing of the next fed-funds interest-rate hike has moved up to 2022 from 2023 (as projected in June).

Geopolitical events

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

In September 2020, the millionth victim of the COVID-19 outbreak was claimed globally, a figure that would climb to almost 5 million by the end of the fiscal year. The Delta wave of new COVID-19 cases drove U.S. infection and hospitalization counts to a peak at the beginning of September, just two weeks ahead of the country’s mid-September top in daily deaths. U.K. cases peaked during mid-July, and had a smaller resurgence in early September. Both episodes roughly coincided with high points in the hospitalization rate, while the number of daily deaths crested along with the early September infections surge. There were contrasting takes among global regions on how to approach the pandemic, with Asia broadly taking a zero-tolerance approach, Eastern Europe’s approach closer to Western Europe (to accept and live with it), and Latin America initially being dismissive (particularly in Brazil and Mexico), before moving to a more proactive stance.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2021 (Unaudited)

President Joe Biden’s administration proposed a $6 trillion budget for the 2022 fiscal year that would serve as a starting point from which Congress can decide how to appropriate the country’s economic funding. The president incorporated his two major economic initiatives into the budget, infrastructure and families programs.

In August, the U.S. Senate approved a bipartisan infrastructure plan, which awaited approval in the House of Representatives at the end of the reporting period. Formally called the Infrastructure Investment and Jobs Act, the plan includes roughly $1 trillion with $550 billion in new spending over a five-year period. It is projected to add approximately two million jobs per year for a decade as the nation undertakes modernizing roads, railways, ports, public transit, airports and power grids; improving water quality and broadband access; and cleaning abandoned environmentally hazardous sites.

In a push to re-establish tourism ahead of the traditionally busy summer season, the EU approved a proposal made by the European Commission in May to ease travel restrictions within the bloc for vaccinated foreigners. Tensions between the EU and China—which have flared over the last six months as the EU condemned China’s record on human rights and China imposed retaliatory economic sanctions—remained unsettled. In May, the European Parliament suspended ratification of the Comprehensive Agreement on Investment that EU and Chinese leaders had finalized in December 2020. As for U.S.-EU trade relations, friction smoothed as the European Commission delayed an increase to tariffs on the U.S. that had been planned in response to the Trump administration’s tariffs on European metals; existing tariffs will remain as the two sides negotiate a long-term solution.

Finance ministers and central bank leaders from the Group of 20 (G-20), representing the world’s 20 largest economies, unanimously agreed to endorse the major components of a tax plan that would establish a global minimum corporate tax of at least 15%. The agreement was finalized just after the end of the reporting period and was expected to crack down on tax havens used by companies to avoid paying income tax in their countries of residence.

Economic performance

A 4.0% gain in U.S. gross domestic product (GDP) in the fourth quarter of 2020 resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II. The U.S. economy expanded at a robust annualized rate of 6.3% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines. Overall U.S. economic growth measured an annualized 6.7% during the second quarter, just above the first-quarter pace, as service-oriented businesses anticipated saw continued gains from the rise in vaccinations and reopenings. A widely followed tracking estimate from the Federal Reserve Bank of Atlanta put third-quarter growth at 0.5% as supply-chain issues and the Delta variant again challenged economic growth.

After touching a 50-year low of 3.5% early in 2020 and then jumping as high as 14.8% at the beginning of the pandemic (prior to the start of the fiscal year), the U.S. unemployment rate remained over 6.0% through April, with the final figure settling at 4.8% in September 2021, down from 7.8% a year earlier. The labor-force participation rate ended at 61.6%, up from 61.4% a year earlier. Average hourly earnings gained 4.6% over the fiscal year, as the leisure and hospitality industry continued to reopen and looked to boost pay in order to fill vacant positions.

Two off-cycle moves before the start of the fiscal year brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy. The FOMC held the federal-funds rate near zero throughout the third quarter and continued its asset purchases apace ($80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month). In its September statement, it indicated that the U.S. economy had made progress toward its employment and price stability goals, and that if progress continues as expected, a moderation in the pace of asset purchases may soon be warranted. Its latest Summary of Economic Projections (SEP), released in mid-September, featured a projected increase in the federal-funds rate to 1.0% in 2023 (up from 0.6% in its June projection). The SEP also depicted higher real gross domestic product (GDP) and inflation projections for 2021, although out-year projections were only modestly higher.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Market developments

The S&P 500 Index finished the fiscal year up 15.15%, despite falling over 30% from its peak on February 19, 2020, to the trough on March 23. Prior to the coronavirus onset, investors enjoyed The S&P 500 Index returned 30.00% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000® Value Index) gained 35.01% and led large-cap growth stocks (as measured by the Russell 1000® Growth Index), which rose 27.32%. At the sector level, energy, financials and capital goods stocks led, while utilities, consumer staples and consumer discretionary lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be value-oriented and sensitive to the success or decline in a local economy, outperformed large caps overall. U.S. large-cap stocks (Russell 1000® Index) finished the reporting period up 30.96%, while small-cap stocks (Russell 2000® Index) finished the period ahead 47.68%. The reason for this difference in performance was a shift in investor preference toward companies with smaller market caps and lower valuation ratios. These companies were viewed as able to benefit from the post-pandemic economic recovery and primed for a rebound following a prolonged period of prior underperformance.

Developed markets, as measured by the MSCI World Index (Net), finished up 28.82% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) finished the reporting period up 18.20% in U.S. dollar terms. Emerging-market equities were on a tear in the first quarter of the reporting period (after bottoming early in the pandemic) but gave up some ground over the remainder of the fiscal year. The best-performing region was EM EMEA, which was lifted by strong performance from Russia and the Gulf countries as they benefited from tightness in oil supply and rising oil prices. EM Asia was a relative benchmark laggard as pandemic restrictions continued to disrupt the area’s consumption and services sector.

The MSCI Europe Index (Net) advanced 27.25% in U.S. dollar terms. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 27.44% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 33.39% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt, as represented by the Bloomberg US Corporate Investment Grade Index, returned 1.74%, while the U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, benefited from a broad reopening of the U.S. economy and was up 11.46% during the reporting period. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market. Lower-quality issues also outperformed, as CCC rated securities led, followed by B and BB rated. U.S. asset-backed securities managed a small gain as the health of U.S. consumers improved during the fiscal year; mortgage-backed securities were down slightly, as elevated supply and fast prepayment speeds offset the Fed adding around $40 billion of MBS to its balance sheet each month.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were higher. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 42.29% over the full one-year period due to increased demand expectations, as well as constrained supply in certain markets; the Bloomberg 1-10 Year US TIPS Index (USD) moved 5.75% higher during the reporting period as it benefited from higher inflation expectations in the U.S.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 0.91%. Emerging-market debt (EMD) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The JP Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 2.63% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 4.36%.

After the U.S. dollar initially rebounded from its January low (relative to a trade-weighted basket of foreign currencies), it resumed an overall downward trend and neared its earlier low again in May before recovering some in the final quarter of the fiscal year. After hitting an all-time low in 2020 before the start of the reporting period, the West Texas Intermediate crude-oil price reached a 7-year high in the final month of the fiscal year due to optimistic forecasts for global economic growth and increased demand for crude.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

LETTER TO SHAREHOLDERS (Continued)

September 30, 2021 (Unaudited)

Our view

In a natural reaction to the prospect of more lockdowns and delayed returns to normal life given the surge in COVID-19 infections that began this past May, investors revisited stocks that benefited the most during 2020—namely the work-at-home, big technology companies and other large-cap stocks that do well when interest rates fall (lower interest rates make future cash flows of these types of stocks more attractive). However, the subsequent bounce-back in growth- and momentum-oriented large-cap stocks at the expense of value and cyclical stocks has already shown signs of deteriorating as rates spiked at the end of the third quarter.

We expect economic growth—in the U.S. and globally—to continue over the next year or two at a pace that meaningfully exceeds the sluggishness of the years that followed the 2007-to-2009 global financial crisis; the recent gloom about flagging economic growth is likely a bit overdone.

Household wealth is at an all-time high, owing to booming stock and home prices. A big decline in the saving rate has helped cushion the blow to consumer spending; still, saving as a percentage of disposable income remains elevated compared to pre-pandemic levels. We think households generally can adjust to a decline in pandemic relief payments without necessitating a sharp contraction in their expenditures.

The impact of COVID-19 on global supply chains has been a more significant impediment. Vendor deliveries have seldom been as slow in the 74-year history of the Institute for Supply Management’s (ISM) survey as they are now, even with the situation having eased slightly since May. Inventories remain exceedingly low relative to demand.

Input costs have been rising rapidly, but companies have been able to compensate by passing along their increased costs to customers. After-tax corporate margins an economy-wide basis hit a new all-time high in the second quarter, rising to 14.9% of sales.

Corporate pricing power is the good news. The bad news is that inflation keeps exceeding consensus expectations. We still expect inflation to run at higher rate for a longer period than has been commonly assumed, not just over the next one or two years, but well into the decade.

Growth in unit labor costs typically plummets when the economy emerges from recession. Now, however, unit labor costs are running near a 2.7% rate—the fastest pace since the peak of the 2002-to-2007 expansion.

While commodity inflation and parts shortages may indeed prove transitory, it isn’t clear whether the labor shortage and resultant pressure on compensation growth will be as quick to revert to lower levels. The tax and regulatory initiatives of the Biden administration will likely add to the cost pressures facing businesses in the years immediately ahead.

Since U.S. demand is expected to remain robust as economic growth normalizes, it would not be surprising to see companies continue passing along their increased costs. Inflation over the long haul could thus be closer to 3% than the 2% or so currently expected by the Fed and most investors.

If that turns out to be the case, the Fed may be forced to raise interest rates higher and faster over the next three years than anticipated.

A concern that is much nearer in timeframe is the fight in Washington over infrastructure spending and the debt limit. We assume President Biden will get about half of what he is seeking, but the devil will be in the details. Investors are probably right not to react too dramatically to every development. The debt-limit drama, however, could elicit a more significant disruption as the deadline for must-pass legislation nears. Although the debt ceiling will be raised, the wrangling over it will almost certainly come down to the wire.

We suggest focusing on longer-term considerations: The latest COVID-19 wave will eventually pass. Economic growth should stay relatively strong in 2022. Households are in solid financial shape and will benefit as employment and wages continue to move higher. Companies are still able to pass along increased costs and maintain high profit margins. Fed policy is still biased toward easing, allowing the economy to run hot at the risk of higher inflation. This should all create a favorable backdrop for risk assets and support a resumption in the coming months of the cyclical/ financial/value trend versus growth/technology.

Other developed countries are broadly on the same path as the U.S., and are reacting to the same catalysts.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Purchasing managers’ surveys from recent months show that U.S. economic growth is cooling, yet still strong versus pre-pandemic levels. Activity in Europe, led by Germany, appears to be on the upswing—boosted by a decline in Delta (which has allowed for more travel and tourism in Europe) and an increase in EU fiscal support.

The major outlier is Japan, which has been rather weak so far this year versus its industrial-country peers. Inflation-adjusted GDP fell in the first quarter and posted only a tepid gain in the second quarter. Economists blame COVID-19-related restrictions. The global shortage in the supply of semiconductor chips, meanwhile, has impeded auto production. Citizens nonetheless blamed Prime Minister Yoshihide Suga. In response, he pledged to cede leadership of the Liberal Democratic Party to former foreign minister Fumio Kishida, who is expected to also succeed Suga as prime minister following the November elections.

U.S. inflation may be near a peak, but a further acceleration appears in store for Europe. The immediate concern for households in the region is the cost of energy. Even without energy-production shortages, electricity prices across Europe tend to be much higher than in North America—especially for households, particularly in Germany. The U.K. is in the midst of a petrol crisis due to an inability to make deliveries to gas stations amid a severe truck-driver shortage.

Europe’s energy woes probably won’t cause the region’s governments to deviate from the climate-change agenda they have put in place. The German election underscores this point. Although it will take a couple of months to cobble together a coalition, all political parties are committed to reducing carbon admissions.

Beyond energy, Europe’s reopening should cause the price of services to rise as they have in the U.S., albeit to far less of an extent. The overwhelming assumption is that any pickup in inflation will be short-lived.

China is dominating investor perceptions of emerging markets. The Xi government’s push to enforce “common prosperity” has had far-reaching effects on corporate China. The country’s 20-year boom has exacerbated social inequality. Crackdowns on for-profit tutoring companies, major gig employers, and individuals (notably, Jack Ma) is a brutal but effective way of addressing disparities in wealth and income.

Although some of these moves have hurt foreign equity investors, it’s unclear whether the economy itself will be severely constrained. China is a huge country with tremendous internal capital upon which to draw. Foreign companies probably won’t cut and run, but they will certainly be forced to play by Beijing’s rules if they stay.

We expect diversification of supply chains away from China at the margin, but this has been happening anyway. It is in advanced countries’ interests to be more self-sufficient in producing critical products. But China is too big, too efficient and too important a manufacturer for the world to turn its back on.

China’s economic growth rate should nevertheless slow as a result of the government’s actions. Property development has been the driving force behind its rapid expansion over the past 15 years. Critics of China’s economic model have wondered for years if the bill would ever come due. It might be coming due now.

We are watching the trend in commodity prices for hints that pressure on China’s construction activity is beginning to reverberate beyond its borders. So far, there has been little sign of that occurring. Iron ore prices have plunged, but that appears to have been caused primarily by government-mandated closures of steel plants in an effort to curb pollution.

Even within China itself, investors seem to be taking the Evergrande debacle in stride. The effective yield on the country’s high-yield bonds has been rising sharply since May, but it is nowhere near the 40% yield reached in 2008. It also remains some six percentage points below the high reached in 2011, when the government clamped down on excessive credit growth and rampant speculation in the property and stock markets.

In contrast to high yield, the yield on Chinese investment-grade bonds is currently at its lowest level in the past 20 years—indicating no sign of contagion.

One explanation for the resiliency of the MSCI Emerging Markets Index is the strength of the global economy outside China. The U.S. has been leading the way, but other advanced countries—notably Europe—continue to post improved economic activity.

If history is any guide, however, upside inflation surprises in the G-10 countries suggest that emerging economies will follow suit over the next few months. Unlike advanced countries, where inflation expectations tend to better

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2021 (Unaudited)

anchored, central banks in vulnerable emerging economies are forced to raise interest rates sooner than they would prefer in order to dampen inflation pressures and defend their currencies.

Given these concerns, investors might be tempted to avoid emerging-market equities. We believe that would be a mistake. Valuations, particularly relative to the developed world, look especially cheap.

Sincerely,

James Smigiel

Chief Investment Officer

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.- dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Brandywine Global Investment Management, LLC (Brandywine), Ceredex Value Advisors LLC (Ceredex), Coho Partners, Ltd. (Coho), Fred Alger Management, LLC (Alger), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Large Cap Fund, Class F, returned 29.93%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned 30.96%.

IV. Performance Discussion

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year, while intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Within the U.S. large-cap stock market, some of the commodity-oriented segments that had been beaten down during the early stages of the pandemic, such as the energy sector, rebounded strongly. Additionally, the financials sector outperformed as it was expected to benefit from rising interest rates. The telecommunication services sector also outperformed. Small- and medium-capitalization stocks tended to beat large- capitalization stocks during the market rally.

Traditional defensive sectors, such as consumer staples and utilities, produced positive absolute returns but were far behind the overall market as investors tended to prefer cyclical companies that were more likely to benefit from the economic recovery. The healthcare sector, also considered to be defensive, held up better than consumer staples and utilities due to strong performance from healthcare equipment and insurance companies, but the sector’s results would have been significantly worse without a boost from COVID-19 vaccine producers.

The Fund’s overweights to the less volatile consumer staples and healthcare sectors offset the performance tailwind the Fund received from its overweight to the financials sector during the fiscal year. Within the healthcare sector, an underweight to COVID-19 vaccine producers detracted from results. The Fund’s underweight to the telecommunication services sector also detracted from relative performance. The Fund’s greater emphasis on medium-capitalization stocks, relative to the benchmark, contributed during the reporting period.

Coho, one of the Fund’s managers that emphasizes investments in quality companies, detracted most and lagged due to overweights to the consumer staples and healthcare sectors. Coho’s relative performance was also hurt by security selection within the health care and industrials sectors. Mar Vista also emphasizes investments in quality companies, and its relative performance was hurt by not investing in the energy sector. Mar Vista’s security selection within the consumer discretionary sector further detracted from relative performance. Alger, a momentum manager, was held back by not investing in the energy sector; negative security selection effects within the consumer discretionary and materials sectors also detracted.

Brandywine was the best-performing manager; a significant portion of its strong performance came from a large allocation to the financials sector, although its holdings within energy and security selection within the consumer discretionary sector also contributed. LSV, one of the Fund’s value managers, outperformed due to its medium-capitalization exposure and its overweight to and selection within the financials sector. The SEI Momentum Factor Portfolio outperformed due to its mid-cap tilt and security selection within the information technology sector. Ceredex benefited from its holdings in the financials and energy sectors, while its security selection within the healthcare sector detracted.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2021

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Fund, Class F	29.93%	12.28%	14.28%	14.55%	12.63%

Large Cap Fund, Class Y	30.33%	12.56%	14.55%	14.74%	12.79%

Russell 1000® Index	30.96%	16.43%	17.11%	16.76%	14.83%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Brandywine Global Investment Management, LLC (Brandywine), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management, Inc.), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Large Cap Value Fund, Class F, returned 38.21%. The Fund’s benchmark—the Russell 1000® Value Index, which tracks the performance of the large-cap value segment of the U.S. equity universe—returned 35.01%.

IV. Performance Discussion

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year, while intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Within the U.S. large-cap stock market, some of the cyclical industries that had been beaten down during the early stages of the pandemic rebounded strongly. These included the metals industry within the materials sector and the automobiles industry within the consumer discretionary sector. Additionally, the financials sector outperformed as it was expected to benefit from rising interest rates. Traditional defensive sectors, such as consumer staples and utilities, produced positive absolute returns but were far behind the overall market as investors tended to prefer cyclical companies that were more likely to benefit from the economic recovery.

Value stocks beat growth stocks during the fiscal year primarily due to the strong performance of the cyclical industries. Small- and medium-capitalization stocks tended to beat large- capitalization stocks during the market rally.

The Fund’s large allocation to the banking industry within the financials sector helped the Fund outperform its benchmark. Overweights to the metals and automobiles industries were beneficial, while an overweight to the consumer staples sector detracted. The Fund’s greater emphasis on medium-capitalization stocks, relative to the benchmark, contributed during the reporting period.

Brandywine was the best-performing manager and was helped by selection within the banking, communications equipment and automobiles industries. LSV outperformed due to its medium-capitalization exposure and its selection within the financials, information technology and consumer discretionary sectors. The SEI Value Factor Portfolio’s overweight to mid-cap stocks was beneficial, as was security selection within the financials and telecommunication services sector; an overweight to the consumer staples sector detracted.

Cullen was the Fund’s sole detractor and was hurt by its overweight to the consumer staples sector, although the portfolio benefited from favorable security selection within the financials sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2021

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Value Fund, Class F	38.21%	7.24%	10.19%	12.29%	8.91%

Large Cap Value Fund, Class I	37.93%	7.00%	9.95%	12.04%	8.62%

Large Cap Value Fund, Class Y	38.55%	7.51%	10.46%	12.45%	8.97%

Russell 1000® Value Index	35.01%	10.07%	10.94%	13.51%	10.00%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Fiera Capital Inc. (Fiera), Fred Alger Management, LLC (Alger), McKinley Capital Management, LLC (McKinley), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Large Cap Growth Fund, Class F, returned 25.80%. The Fund’s benchmark—the Russell 1000® Growth Index, which tracks the performance of the large-cap growth segment of the U.S. equity universe—returned 27.32%.

IV. Performance Discussion

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year, while intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Within the U.S. large-cap stock market, some of the commodity-oriented segments that had been beaten down during the early stages of the pandemic, such as the energy sector, rebounded strongly. Additionally, the financials sector outperformed as it was expected to benefit from rising interest rates. Despite potential cyclical tailwinds, the materials and industrials sectors underperformed. Among the traditional growth sectors, telecommunication services and information technology were top performers. Small-and medium-capitalization stocks tended to beat large-capitalization stocks during the market rally.

The Fund’s security selection within the consumer discretionary and healthcare sectors detracted from relative performance during the fiscal year. However, favorable security selection within the industrials and information technology sectors contributed. The Fund’s greater emphasis on medium-capitalization stocks, relative to the benchmark, contributed during the reporting period. The Fund’s overweight to the financials sector was beneficial, while its overweight to the materials sector detracted.

Alger detracted most; its overweight to the industrials sector, as well as security selection within the consumer discretionary and telecommunication services sectors, detracted. McKinley also detracted and was hurt by security selection within the consumer discretionary sector, while its overweight to the telecommunication services sector benefited.

The SEI Momentum Factor Portfolio was the top performer and benefited from its mid-cap tilt and favorable security selection within the information technology sector, although selection within the healthcare sector detracted. Despite a headwind from its overweights to the materials and consumer staples sectors, Fiera was able to outperform due to security selection within the telecommunication services, industrials and financials sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2021

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

Large Cap Growth Fund, Class F	25.80%	19.99%	20.29%	17.49%	10.06%

Large Cap Growth Fund, Class I	25.53%	19.73%	20.02%	17.23%	9.75%

Large Cap Growth Fund, Class Y	26.10%	20.29%	20.59%	17.67%	10.12%

Russell 1000® Growth Index	27.32%	22.00%	22.84%	19.68%	11.37%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2021, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Large Cap Index Fund, Class F, returned 30.64%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of approximately 1,000 large- and mid-cap U.S. companies that are considered representative of the broad U.S. stock market —returned 30.96%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the Russell 1000® Index.

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year. As noted in the shareholder letter, U.S. equities produced strong returns during the period as investors gained exposure to businesses they believed would benefit from the improving economy and a “return to normal” enabled by the widespread availability of COVID-19 vaccines. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Tightening supply chain dynamics also contributed to inflation; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well.

Within the U.S. large-cap stock market, some of the commodity-oriented segments that had been beaten down during the early stages of the pandemic, such as the energy sector, rebounded strongly. Additionally, the financials sector outperformed as the companies within it were expected to benefit from rising interest rates. The telecommunication services sector also outperformed. As noted in the shareholder letter, small- and medium-

capitalization stocks tended to beat larger-capitalization stocks during the market rally.

Traditional defensive sectors, such as consumer staples and utilities, produced positive absolute returns but were far behind the overall market as investors tended to prefer cyclical companies that were more likely to benefit from the economic recovery. The healthcare sector, also considered to be defensive, held up better than consumer staples and utilities due to strong performance from healthcare equipment and insurance companies, but the sector’s results would have been significantly worse without a boost from COVID-19 vaccine producers.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class F	30.64%	16.12%	14.36%
Russell 1000® Index	30.96%	16.43%	14.69%

Comparison of Change in the Value of a $100,000 Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

14	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Brandywine Global Investment Management, LLC (Brandywine), Coho Partners, Ltd. (Coho), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management), Fiera Capital Inc. (Fiera), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Tax-Managed Large Cap Fund, Class F, returned 31.84%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned 30.96%.

IV. Performance Discussion

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year, while intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Within the U.S. large-cap stock market, some of the commodity-oriented segments that had been beaten down during the early stages of the pandemic, such as the energy sector, rebounded strongly. Additionally, the financials sector outperformed as it was expected to benefit from rising interest rates. The telecommunication services sector also outperformed. Small- and medium-capitalization stocks tended to beat large- capitalization stocks during the market rally.

Traditional defensive sectors, such as consumer staples and utilities, produced positive absolute returns but were far behind the overall market as investors tended to prefer cyclical companies that were more likely to benefit from the economic recovery. The healthcare sector, also considered to be defensive, held up better than consumer staples and utilities due to strong performance from healthcare equipment and insurance companies, but the sector’s results would have been significantly worse without a boost from COVID-19 vaccine producers.

The Fund’s overweights to value stocks, and to the financials sector in particular, contributed during the reporting period. Exposure to the consumer staples and healthcare sectors dampened volatility somewhat as those market segments didn’t keep up in the rising market. Security selection within the information technology and industrials sectors was beneficial. The Fund’s greater emphasis on medium-capitalization stocks, relative to the benchmark, contributed during the reporting period.

Brandywine was the best-performing manager; a significant portion of its strong performance came from a large allocation to the financials sector, although its holdings within energy and security selection within the consumer discretionary sector also contributed. LSV, one of the Fund’s value managers, outperformed due to its medium-capitalization exposure and its overweight to and selection within the financials sector. The SEI Momentum Factor Portfolio outperformed due to its mid-cap tilt and security selection within the information technology sector. Although its healthcare holdings lagged, Cullen’s allocations to the financials and energy sectors produced strong performance during the fiscal year.

Coho, one of the Fund’s managers that emphasizes investments in quality companies, detracted most and lagged due to overweights to the consumer staples and healthcare sectors. Coho’s relative performance was also hurt by security selection within the health care and industrials sectors. Mar Vista also emphasizes investments in quality companies, and its relative performance was hurt by not investing in the energy sector. Mar Vista’s security selection within the consumer discretionary sector further detracted from relative performance. Fiera’s underweight to the energy sector hurt the quality-oriented manager, while security selection within the telecommunication services and industrials sectors helped.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Large Cap Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]

		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Tax-Managed Large Cap Fund, Class F	31.84%	12.97%	14.60%	14.76%	6.92%
Tax-Managed Large Cap Fund, Class Y	32.18%	13.26%	14.89%	14.95%	6.99%
Russell 1000® Index	30.96%	16.43%	17.11%	16.76%	8.47%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

16	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2021, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the S&P 500 Index Fund, Class F, returned 29.73%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 30.00%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

As noted in the shareholder letter, fiscal stimulus and the end of pandemic-induced lockdowns helped contribute to an economic rebound in the U.S. during the fiscal year. As noted in the shareholder letter, U.S. equities produced strong returns during the period as investors gained exposure to businesses they believed would benefit from the improving economy and a “return to normal” enabled by the widespread availability of COVID-19 vaccines. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. Tightening supply chain dynamics also contributed to inflation; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well.

Within the U.S. large-cap stock market, some of the commodity-oriented segments that had been beaten down during the early stages of the pandemic, such as the energy sector, rebounded strongly. Additionally, the financials sector outperformed as the companies within it were expected to benefit from rising interest rates. The telecommunication services sector also outperformed. As noted in the shareholder letter, small- and medium-

capitalization stocks tended to beat larger-capitalization stocks during the market rally.

Traditional defensive sectors, such as consumer staples and utilities, produced positive absolute returns but were far behind the overall market as investors tended to prefer cyclical companies that were more likely to benefit from the economic recovery. The healthcare sector, also considered to be defensive, held up better than consumer staples and utilities due to strong performance from healthcare equipment and insurance companies, but the sector’s results would have been significantly worse without a boost from COVID-19 vaccine producers.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

S&P 500 Index Fund, Class F	29.73%	15.73%	16.57%	16.24%	9.34%

S&P 500 Index Fund, Class I	29.21%	15.27%	16.16%	15.91%	9.03%

S&P 500 Index (Gross)	30.00%	15.99%	16.90%	16.63%	9.76%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

S&P 500 Index Fund  (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index (Gross)

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management L.P.), Hillsdale Investment Management Inc. (Hillsdale), LMCG Investments, LLC (LMCG), Los Angeles Capital Management LLC (LA Capital) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Small Cap Fund, Class F, returned 51.86%. The Fund’s benchmark—the Russell 2000® Index, which tracks the performance of the U.S. small-cap equity market—returned 47.68%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. The Russell 2000® Index saw its best single quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning 31.37% during the first three months of the fiscal year. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home”

stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

Energy was the top-performing sector during the fiscal year. Rising energy-related commodity prices led the

SEI Institutional Managed Trust / Annual Report / September 30, 2021	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Fund  (Concluded)

appreciation, particularly in the third quarter of 2021. Generally, more cyclical areas (materials, consumer discretionary and industrials) outperformed, while defensives (utilities, consumer staples and real estate) lagged. Healthcare also underperformed, as pharma and biotech faltered in 2021. The reopening trade was the predominant theme until the final month of the reporting period when the de-risking mentality took over.

The Fund outperformed its benchmark over the period and was helped by selection within the financials sector and a meaningful underweight to healthcare, namely within biotech. A slight underweight to utilities also contributed.

Snow was the best-performing manager and enjoyed strong cyclical value tailwinds over the first half of the period. Selection in financials and an underweight to healthcare contributed most. LA Capital also outperformed and was helped by strong micro-cap tailwinds. Though large caps outperformed later in the period, micro caps enjoyed a strong run of outperformance in the quarters following the market’s recovery. LA Capital more specifically had strong selection within healthcare and industrials. LMCG contributed and benefited from value’s broader outperformance over the period. The strategy had particularly strong tailwinds over the final three months of the period as stable value outperformed. Strong selection in financials and an underweight to healthcare were the manager’s top sources of excess return. Despite headwinds to its price momentum style, Hillsdale’s additional reliance on earnings revisions in its process was beneficial during the period; selection in and an underweight to healthcare contributed for the strategy.

Copeland was the largest detractor; its quality and low-volatility style faced headwinds during the period. Selection within technology, industrials and financials all detracted. EAM detracted from excess return during the period as price momentum struggled in an environment with multiple rotations in leadership. Selection in Consumer Discretionary and Industrials detracted, as did an overweight to healthcare and an underweight to Financials.

No manager changes occurred during the Fund’s fiscal year. Some capital was taken from Snow after their strong run of outperformance. Capital was taken from Copeland in late 2020 and early 2021 when quality stocks disproportionately contributed to the total risk of the portfolio, but more recently their original position has been partially re-established as valuations within quality became increasingly attractive. LA Capital’s allocation grew by roughly 1.5% on outperformance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Fund, Class F	51.86%	9.66%	11.74%	12.89%	11.02%

Small Cap Fund, Class Y	52.15%	9.94%	12.01%	13.08%	11.18%

Russell 2000® Index	47.68%	10.54%	13.45%	14.63%	12.88%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Cardinal Capital Management, L.L.C. (Cardinal), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management, L.P.), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Small Cap Value Fund, Class F, returned 59.43%. The Fund’s benchmark—the Russell 2000® Value Index, which tracks the performance of the small-cap value segment of the U.S. equity universe—returned 63.92%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. The Russell 2000® Index saw its best single quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning 31.37% during the first three months of the fiscal year, with the Russell 2000® Value Index climbing 33.36% during the same time. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

Energy was the top-performing sector during the fiscal year. Rising energy-related commodity prices led the appreciation, particularly in the third quarter of 2021.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Value Fund  (Concluded)

Generally, more cyclical areas (materials, consumer discretionary and industrials) outperformed, while defensives (utilities, consumer staples and real estate) lagged. Healthcare also underperformed, as pharma and biotech faltered in 2021. The reopening trade was the predominant theme until the final month of the reporting period when the de-risking mentality took over.

The Fund underperformed its benchmark during the fiscal year primarily due to poor stock selection within the materials sector. Selection within consumer discretionary and telecommunication services also detracted. Underweights to utilities and healthcare were additive, but not by enough to overcome the detractors.

Cardinal was the only detractor and was challenged by tailwinds to its low-volatility, high-quality style for much of the fiscal year. Much of their underperformance stemmed from poor selection within the materials sector.

Easterly was the top contributor and benefited from cyclical value tailwinds and, more specifically, selection within the financials sector. The SEI Value Factor Portfolio also contributed as a result of selection within the financials sector. LSV also contributed and was helped by strong selection within the financials sector, although weak selection within consumer discretionary detracted.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Value Fund, Class F	59.43%	6.56%	8.36%	11.13%	9.61%

Small Cap Value Fund, Class I	59.05%	6.32%	8.13%	10.89%	9.31%

Small Cap Value Fund, Class Y	59.84%	6.83%	8.64%	11.30%	9.68%

Russell 2000® Value Index	63.92%	8.58%	11.03%	13.22%	10.61%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: ArrowMark Partners (ArrowMark), EAM Investors, LLC (EAM), Jackson Creek Investment Advisors LLC (Jackson Creek) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Small Cap Growth Fund, Class F, returned 40.77%. The Fund’s benchmark—the Russell 2000® Growth Index, which tracks the performance of the small-cap growth segment of the U.S. equity universe—returned 33.27%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. The Russell 2000® Index saw its best single quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning 31.37% during the first three months of the fiscal year, with the Russell 2000® Growth Index climbing 29.61% during the same time. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-

volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

Energy was the top-performing sector during the fiscal year. Rising energy-related commodity prices led the appreciation, particularly in the third quarter of 2021. Generally, more cyclical areas (materials, consumer

SEI Institutional Managed Trust / Annual Report / September 30, 2021	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Small Cap Growth Fund  (Concluded)

discretionary and industrials) outperformed, while defensives (utilities, consumer staples and real estate) lagged. Healthcare also underperformed, as pharma and biotech faltered in 2021. The reopening trade was the predominant theme until the final month of the reporting period when the de-risking mentality took over.

The Fund outperformed its benchmark over the period. The Fund had a value bias compared to its benchmark, namely because of the large portion of the index constituted by healthcare, particularly biotech. This bias was a major tailwind for the Fund over the fiscal year. Earnings revisions also provided a meaningful tailwind, with two of the Fund’s managers emphasizing them in their process.

From a sector perspective, positioning in almost every sector was positive, except an underweight to technology, which detracted. A mild overweight to energy contributed, as did an overweight to industrials. Selection within financials and healthcare were the largest contributors to excess return for the Fund.

Jackson Creek was the top contributor and benefited from both earnings revisions and value tailwinds. Selection within financials, healthcare and technology were additive, as was a mild overweight to energy and an underweight to healthcare. The SEI Momentum Factor Portfolio also contributed and was helped by tailwinds to stocks with positive earnings revisions. Selection within financials, technology and consumer discretionary were additive, as was an underweight to healthcare and a mild overweight to energy. ArrowMark also outperformed due to its persistent overweight to industrials, although selection within the sector was an even stronger contributor. EAM mildly contributed to relative returns as it faced steeper price momentum headwinds than the Fund’s other managers. Selection within consumer staples and an overweight to energy were additive, while selection in industrials and technology detracted.

Although no manager changes were made to the Fund during the fiscal year, some capital was taken from EAM in an effort to deemphasize price momentum as market leadership rotated several times over the period. This was reallocated to Jackson Creek and SEI to give active weight to managers focused on earnings revisions.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Growth Fund, Class F	40.77%	8.60%	13.86%	14.60%	9.72%

Small Cap Growth Fund, Class I	40.42%	8.34%	13.57%	14.32%	9.41%

Small Cap Growth Fund, Class Y	41.11%	8.88%	14.14%	14.77%	9.78%

Russell 2000® Growth Index	33.27%	11.70%	15.34%	15.74%	8.81%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

24	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2021: Cardinal Capital Management L.L.C. (Cardinal), Easterly Investment Partners LLC (Easterly) (fka Snow Capital Management, L.P.), Hillsdale Investment Management Inc. (Hillsdale), Martingale Asset Management, LP (Martingale), Parametric Portfolio Associates LLC (Parametric) and Rice Hall James and Associates, LLC (Rice Hall).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Tax-Managed Small/Mid Cap Fund, Class F, returned 44.52%. The Fund’s benchmark—the Russell 2500® Index, which tracks the performance of the small- to mid-cap segment of the U.S. equity universe—returned 45.03%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. The Russell 2500® Index saw its best single quarter of performance on record (after having also experienced its worst quarter in the first quarter of 2020), returning 27.41% during the first three months of the fiscal year. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance was kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors; cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in a largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

Energy was the top-performing sector during the fiscal year. Rising energy-related commodity prices led the appreciation, particularly in the third quarter of 2021.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Small/Mid Cap Fund  (Concluded)

Generally, more cyclical areas (materials, consumer discretionary and industrials) outperformed, while defensives (utilities, consumer staples and real estate) lagged. Healthcare also underperformed, as pharma and biotech faltered in 2021. The reopening trade was the predominant theme until the final month of the reporting period when the de-risking mentality took over.

The Fund underperformed its benchmark during the fiscal year and was weakened by poor selection within the materials and energy sectors.

Rice Hall detracted most and was hurt by poor selection within healthcare and headwinds to quality as higher-volatility, non-earning companies outperformed during most of the period. Martingale was challenged by strong headwinds to its low-volatility strategy, while selection within financials and an underweight to energy were also weak spots for the strategy.

Easterly benefited from cyclical value tailwinds, as well as selection within financials, industrials and consumer discretionary. An overweight to financials and an underweight to healthcare also added to performance. Cardinal positively contributed due to selection within financials and healthcare, as well as an underweight to healthcare. Hillsdale successfully navigated price momentum headwinds and benefited from earnings revisions tailwinds. The strategy also had positive selection within healthcare.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Small/Mid Cap Fund, Class F	44.52%	7.81%	11.07%	12.75%	7.49%

Tax-Managed Small/Mid Cap Fund, Class Y	44.81%	8.05%	11.32%	12.92%	7.57%

Russell 2500® Index	45.03%	12.47%	14.25%	15.27%	9.63%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

26	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: LMCG Investments, LLC (LMCG), and Los Angeles Capital Management LLC (LA Capital).

During the fiscal year, Quantitative Management Associates LLC (QMA) was terminated from the Fund, while LMCG and LA Capital were added to the Fund.

III. Returns

For the full year ended September 30, 2021, the Mid-Cap Fund, Class F, returned 39.49%. The Fund’s benchmark—the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe—returned 38.11%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. The Russell Midcap® Index returned a remarkable 19.91% during the quarter, while smaller-cap indexes saw even greater appreciation. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

Energy was the top-performing sector during the fiscal year. Rising energy-related commodity prices led the appreciation, particularly in the third quarter of 2021. While in the broader market, cyclical areas generally outperformed, consumer discretionary and industrials underperformed among midcaps. Similarly, while consumer staples and utilities lagged, real estate outperformed. The reopening trade was the predominant theme until the final month of the reporting period when the de-risking mentality took over.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Mid-Cap Fund  (Concluded)

In June, QMA was terminated from the Fund, while LA Capital and LMCG were added. While both QMA and LA Capital have multi-factor processes, LA Capital utilizes a dynamic factor momentum approach that should give the Fund more opportunity to outperform in a variety of market environments. LMCG’s stable value approach also provides the ability to assume a meaningful value tilt when it is advantageous to do so.

Over the period, the Fund outperformed its benchmark as a result of security selection within technology, financials, materials and utilities. An underweight to energy and overweight to consumer staples detracted, but the selection effect overcame any negative allocation effects.

While in the Fund, QMA contributed and benefited from value’s return to favor from late 2020 into the second quarter of 2021. Positive selection within technology, materials, utilities and financials were the largest contributors.

LA Capital outperformed due to selection within healthcare, technology and industrials. LMCG benefited from stable value’s outperformance over the final quarter and was aided by strong selection within financials and industrials, along with an overweight to financials.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Mid-Cap Fund, Class F	39.49%	9.50%	11.84%	14.45%	10.28%

Mid-Cap Fund, Class I	39.19%	9.26%	11.60%	14.19%	9.99%

Mid-Cap Fund, Class Y	39.80%	9.77%	12.12%	14.62%	10.33%

Russell Midcap® Index	38.11%	14.22%	14.39%	15.52%	11.56%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

[1]

For the year ended 09/30/21. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

28	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: LSV Asset Management (LSV) and Wells Capital Management, Inc. (Wells).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2021, the U.S. Managed Volatility Fund, Class F, returned 20.39%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned 31.88%.

IV. Performance Discussion

U.S. equities rose during the fiscal year, fueled by strong returns to pro-cyclical areas of the market as economies continued to recover from the pandemic. A successful vaccination trial by Pfizer and BioNTech in November 2020 raised hopes for a prompt economic recovery and spurred a rally among riskier assets and economically sensitive areas of the market. Accelerated vaccine rollouts and supportive government policies, including a $1.9 trillion stimulus package signed by President Joe Biden, further underpinned a positive sentiment for economic recovery As noted in the shareholder letter, the rapid spread of a more contagious Delta variant, however, delayed the reopening of global economies and helped cool enthusiasm. Increased government spending, along with pandemic-induced supply shocks, drew attention to rising inflation and helped fuel fears of rate hikes. For the rest of the year, market sentiment was closely tied to changes in inflation expectations and fiscal policy developments.

Low-volatility strategies naturally lagged in the recovery environment and additionally suffered from rising long-term yields. Defensive utilities, consumer staples and healthcare were among the worst-performing sectors.

Gains were concentrated in economically sensitive sectors, such as energy and financials.

The Fund delivered a meaningful risk reduction of 21% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted positive absolute performance in what was a generally constructive environment for U.S. equities. Positions in healthcare, financials and information technology strongly contributed; relative to the Fund benchmark, performance was constrained by pronounced headwinds to low-volatility investing. On the positive side, additional valuation considerations and diversification objectives were beneficial and somewhat softened the unfavorable market trends.

Both managers achieved a substantial risk reduction over the 12-month period and had positive absolute returns, although both underperformed the Fund benchmark. Wells Fargo was the weaker and was hurt by its higher exposure to so-called “safe haven” sectors, particularly consumer staples and telecommunication services; gains in pharmaceuticals contributed. LSV benefited from its exposure to insurance companies, along with strong selection within retailing, utilities and information technology. The manager performed stronger thanks to a more moderate low-volatility tilt and additional valuation awareness, which helped to somewhat scale down the style headwinds.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class F	20.39%	7.31%	9.10%	12.12%	8.87%

U.S. Managed Volatility Fund, Class I	20.17%	7.04%	8.83%	11.85%	8.56%

U.S. Managed Volatility Fund, Class Y	20.68%	7.58%	9.37%	12.31%	8.97%

Russell 3000® Index	31.88%	16.00%	16.85%	16.60%	10.62%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

U.S. Managed Volatility Fund  (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: Acadian Asset Management LLC (Acadian) and Wells Capital Management, Inc. (Wells).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Global Managed Volatility Fund, Class F, returned 14.40%. The Fund’s benchmark—the MSCI World Index (Net), which tracks large- and mid-cap equity performance across all 23 developed-market countries—returned 28.82%.

IV. Performance Discussion

Global equities rose during the fiscal year, fueled by strong returns to pro-cyclical areas of the market as economies continued to recover from the pandemic. A successful vaccination trial by Pfizer and BioNTech in November 2020 raised hopes for a prompt economic recovery and spurred a rally among riskier assets and economically sensitive areas of the market. Accelerated vaccine rollouts and supportive government policies, including a $1.9 trillion stimulus package signed by President Joe Biden, further underpinned a positive sentiment for economic recovery As noted in the shareholder letter, the rapid spread of a more contagious Delta variant, however, delayed the reopening of global economies and helped cool enthusiasm. Increased government spending, along with pandemic-induced supply shocks, drew attention to rising inflation and helped fuel fears of rate hikes. For the rest of the year, market sentiment was closely tied to changes in inflation expectations and fiscal policy developments.

Low-volatility strategies naturally lagged in the recovery environment, additionally suffering from rising long-term yields. Defensive utilities, consumer staples and healthcare were among the worst-performing sectors.

Gains were concentrated in economically sensitive sectors, such as energy, financials and information technology.

The Fund delivered a meaningful risk reduction of 25% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted positive absolute performance in what was a generally constructive environment for global equities. Positions in health care and telecommunication services, along with strong selection within information technology, contributed and mitigated losses in materials; relative to the Fund benchmark, performance was constrained by pronounced headwinds to low-volatility investing. On the positive side, additional valuation considerations and diversification objectives were beneficial and somewhat softened the unfavorable market trends.

Both managers achieved a substantial risk reduction over the 12-month period and had positive absolute returns, although both underperformed the Fund benchmark. Wells Fargo was the weaker and was hurt by its holdings within the materials sector, while positioning within industrials, retailing and biotech benefited; stronger diversification objectives were also beneficial in an otherwise challenging environment for defensive stocks. Acadian was hurt by losses within materials and household products, while its focus on so-called “safe haven” sectors was also a sizable headwind; strong selection within pharmaceutical, telecommunication services and technology contributed. Acadian’s additional valuation awareness and less pronounced low-volatility tilt helped to somewhat scale down the style headwinds.

The Fund also used derivatives to hedge currency risk. For the fiscal year, hedging currency risk had a positive effect in the environment of a strengthening U.S. dollar against a basket of major currencies.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Global Managed Volatility Fund  (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class F	14.40%	4.66%	6.62%	9.54%	5.44%

Global Managed Volatility Fund, Class I	14.01%	4.37%	6.33%	9.25%	5.14%

Global Managed Volatility Fund, Class Y	14.65%	4.90%	6.86%	9.72%	5.55%

MSCI World Index (Net)	28.82%	13.14%	13.74%	12.68%	7.72%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index (Net)

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

32	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Wells Capital Management, Inc. (Wells).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Tax-Managed Managed Volatility Fund, Class F, returned 20.76%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned 31.88%.

IV. Performance Discussion

U.S. equities rose during the fiscal year, fueled by strong returns to pro-cyclical areas of the market as economies continued to recover from the pandemic. A successful vaccination trial by Pfizer and BioNTech in November 2020 raised hopes for a prompt economic recovery and spurred a rally among riskier assets and economically sensitive areas of the market. Accelerated vaccine rollouts and supportive government policies, including a $1.9 trillion stimulus package signed by President Joe Biden, further underpinned a positive sentiment for economic recovery. As noted in the shareholder letter, the rapid spread of the more contagious Delta variant, however, delayed the reopening of global economies and helped cool enthusiasm. Increased government spending, along with pandemic-induced supply shocks, drew attention to rising inflation and helped fuel fears of rate hikes. For the rest of the year, market sentiment was closely tied to changes in inflation expectations and fiscal policy developments.

Low-volatility strategies naturally lagged in the recovery environment, additionally suffering from rising long-term yields. Defensive utilities, consumer staples and healthcare were among the worst-performing sectors.

Gains were concentrated in economically sensitive sectors, such as energy and financials.

The Fund delivered a meaningful risk reduction of 22% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted positive absolute performance in what was a generally constructive environment for U.S. equities. Positions in healthcare, financials and information technology strongly contributed; relative to the Fund benchmark, performance was constrained by pronounced headwinds to low-volatility investing. On the positive side, additional valuation considerations and diversification objectives were beneficial and somewhat softened the unfavorable market trends.

Both managers achieved a substantial risk reduction over the 12-month period and had positive absolute returns, although both underperformed the Fund benchmark. Wells Fargo was the weaker and was hurt by its higher exposure to so-called “safe haven” sectors, particularly consumer staples and telecommunication services; gains in pharmaceuticals contributed. LSV benefited from its exposure to insurance companies, along with strong selection within retailing, utilities and information technology. The manager performed stronger thanks to a more moderate low-volatility tilt and additional valuation awareness, which helped to somewhat scale down the style headwinds.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Tax-Managed Managed Volatility Fund, Class F	20.76%	8.41%	10.05%	12.47%	9.12%
Tax-Managed Managed Volatility Fund, Class Y	21.12%	8.68%	10.33%	12.65%	9.24%
Russell 3000® Index	31.88%	16.00%	16.85%	16.60%	10.50%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed Managed Volatility Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/ or reimbursements, performance would have been lower.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with a lower level of volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: Acadian Asset Management LLC (Acadian), LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Wells Capital Management Inc. (Wells).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2021, the Tax-Managed International Managed Volatility Fund, Class F, returned 13.23%. The Fund’s benchmark—the MSCI EAFE Index (Net), which tracks equity performance of developed markets outside the U.S. and Canada—returned 25.73%.

IV. Performance Discussion

Equity markets in Europe, Australasia and the Far East rose during the fiscal year, fueled by strong returns to pro-cyclical areas of the market as economies continued to recover from the pandemic. A successful vaccination trial by Pfizer and BioNTech in November 2020 raised hopes for a prompt economic recovery and spurred a rally among riskier assets and economically sensitive areas of the market. Accelerated vaccine rollouts and supportive government policies further underpinned a positive sentiment for economic recovery. As noted in the shareholder letter, the rapid spread of a more contagious Delta variant, however, delayed the reopening of global economies and helped cool enthusiasm. Increased government spending, along with pandemic-induced supply shocks, drew attention to rising inflation and helped fuel fears of rate hikes. For the rest of the year, market sentiment was closely tied to changes in inflation expectations and fiscal policy developments.

Low-volatility strategies naturally lagged in the recovery environment, additionally suffering from rising long-term yields. Defensive utilities, consumer staples and healthcare were among the worst-performing sectors. Gains were concentrated in economically sensitive sectors, such as energy, financials and information technology.

The Fund delivered a meaningful risk reduction of 23% compared to its benchmark, as measured by the standard deviation of its daily returns, and posted positive absolute performance in what was a generally constructive environment for global equity markets. Positions in consumer staples and communication services, along with selection within the financials sector, strongly contributed to absolute returns; relative to the Fund benchmark, performance was constrained by pronounced headwinds to low-volatility investing. On the positive side, additional valuation considerations were beneficial and somewhat softened the unfavorable market trends.

All managers achieved a substantial risk reduction over the 12-month period and had positive absolute returns, although each underperformed the Fund benchmark. Wells Fargo was the worst performer and was hurt by weak selection within materials and its deep exposure to so-called “safe haven” stocks; gains in telecommunication services and tobacco & beverage holdings contributed.

LSV was the top performer and benefited from its exposure to insurance companies, along with strong selection within consumer staples; poor selection in utilities and health care detracted. The manager performed stronger at a Fund level thanks to its more moderate low-volatility tilt and preference to attractively valued securities within the defensive space, which helped to scale down the style headwinds

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Managed International Managed Volatility Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
			Annualized
	1 Year	3 Year	Inception
	Return	Return	to Date
Tax-Managed International Managed Volatility Fund, Class F	13.23%	2.19%	4.53%
Tax-Managed International Managed Volatility Fund, Class Y	13.48%	2.45%	4.79%
MSCI EAFE Index (Net)	25.73%	7.62%	9.48%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index (Net).

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

36	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2021, was CenterSquare Investment Management LLC (CenterSquare).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Real Estate Fund, Class F, returned 38.41%. The Fund’s benchmark—Wilshire U.S. Real Estate Securities Index, which tracks the performance of the U.S. real-estate market and includes both real-estate investment trusts and real-estate operating companies—returned 38.09%.

IV. Performance Discussion

The fourth quarter of 2020 witnessed a significant rally for equity markets. Despite some of the worst new COVID-19 case numbers and daily death tolls since the start of the pandemic, there were impressive double-digit gains for most major equity indexes. Markets advanced once it became clearer that former Vice President Joe Biden would become the next president in what was assumed would be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation.

Investor exuberance kicked off in November by a series of positive vaccine clinical trial results and was sustained by subsequent emergency use authorizations. These events created a shift in preferences from “stay-at-home” stocks to “going-out” names. The rotation that followed was devastating for both the momentum and low-volatility factors, while cyclical value benefited, having developed a greater correlation with those out-of-favor names that investors now sought. Companies in the most precarious financial situations advanced off the news. These lower-quality, higher-volatility names rallied the hardest following “Pfizer Monday” and presented a steep headwind for the quality factor.

This shift into more cheaply valued names persisted through most of the first half of 2021, with value indexes generally outpacing growth counterparts by not insignificant margins through May. Vaccine rollouts in developed countries were generally more successful than initially anticipated, and especially so in the U.S., though some developing and emerging countries faced devastating outbreaks.

As noted in the shareholder letter, the Federal Reserve (Fed) indicated a willingness in June to potentially raise rates earlier than expected in order to combat inflation, although it quickly walked back these statements. This caused a reaction in markets that dramatically shifted investor preferences away from value and toward lower-quality, more speculative growth stocks. Growth indexes outperformed for the quarter in larger asset classes, although value maintained a modest lead among small caps.

In the third quarter of 2021, the market took a bit of a breather in largely “risk-off” environment. Most major indexes sold off in September (although large caps rebounded to finish just positive). A number of events provoked the increased volatility. The Chinese real-estate giant, Evergrande, faced a debt default crisis that shook U.S. markets, and the Chinese government seemed to indicate it would not step in to help the company meet its obligations. The Fed also assumed a marginally more hawkish stance, announcing its intent to taper asset purchases in November and intimating a willingness to raise rates as early as next year. This put upward pressure on long-term rates, which had fallen in July. Inflation remained elevated as unrelenting demand was met by strained supply chains. Delta variant cases also remained a concern, though the consensus indicated that new infections might not be as significant as prior waves and would merely delay rather than derail economic reopening. Value returned to favor in small caps, though growth remained prominent in large caps despite a FAANG selloff late in the quarter.

The Wilshire U.S. Real Estate Securities Index outperformed large-cap equity indexes but trailed small-cap equivalents. Within equity markets, defensive securities, including real estate, tended to lag. However, as inflationary concerns began to mount in the latter half of the fiscal year, real-estate securities outperformed as real estate is often viewed as an inflationary hedge.

The Fund outperformed for the period due to the stock selection of the sole manager, CenterSquare. An underweight to data centers was additive, as the sector underperformed following strong outperformance early in the pandemic. An overweight to cell towers also contributed on renewed interest in secular growth

SEI Institutional Managed Trust / Annual Report / September 30, 2021	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Real Estate Fund  (Concluded)

at reasonable valuations. Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Real Estate Fund, Class F	38.41%	11.69%	7.79%	11.19%	9.18%

Real Estate Fund, Class I	38.14%	11.45%	7.55%	10.94%	8.93%

Real Estate Fund, Class Y	38.81%	11.97%	8.05%	11.37%	9.28%

Wilshire U.S. Real Estate Securities Index	38.09%	10.34%	7.11%	11.48%	9.39%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

38	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management LLC (MetWest), Wells Capital Management, Inc. (Wells), Western Asset Management Company, LLC and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Core Fixed Income Fund, Class F, returned -0.08%, while the Fund’s benchmark—the Bloomberg US Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market—returned -0.90%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields further out the curve rose considerably during the fiscal year as the yield on 10-year Treasurys rose by roughly 80 basis points. The yield curve steepened, with the front end pegged close to zero, and the Federal Reserve (Fed) maintained a zero-interest-rate policy. The rise in intermediate-to-long-term yields was driven by several factors, which included the rollout of COVID-19 vaccines and reopenings that supported economic growth. The reopenings, along with sizable fiscal stimulus and supply chain bottlenecks, contributed to increased inflation, as well as heightened inflation expectations, which put further upward pressure on yields. From a credit perspective, the end of health-induced lockdowns, as well as monetary and fiscal policy support, helped push spreads tighter to pre-pandemic levels.

The Fund’s duration posture moved around during the period, although it contributed as the Fund moved to a short posture during February and intermediate-to-long-term yields rose. An overweight to and selection within corporate credit contributed as spreads continued to grind tighter after reaching peak wide at the pandemic onset. As spreads tightened past pre-pandemic levels and valuations became fuller, positioning shifted more defensively, and security positioning became more selective as managers looked for issuers with strong balance sheets. An overweight to asset-backed securities added to performance as the health of the U.S. consumer improved throughout the year, while an overweight to AAA collateralized loan obligations (CLO) also added as rates rose. An allocation to non-agency mortgage-backed securities (MBS) was beneficial, while an overweight to agency MBS detracted. Small allocations to high-yield securities and emerging-market debt also added as riskier assets outperformed throughout the period.

Western and MetWest were the best-performing managers. Western benefited from its credit overweight, as well as allocations to emerging markets and high yield, while MetWest’s positioning within securitized added. MetLife also outperformed and benefited from its overweights to AAA CLO and collateralized mortgage-backed securities. Well was helped by selection within the securitized sector; its overweight to student loans also contributed as rates rose. Jennison was the sole detractor; its defensive positioning within credit hurt as spreads continued to tighten for much of the period.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure and had little impact over the reporting period. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which was a modest contributor.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class F	-0.08%	5.94%	3.42%	3.75%	5.97%

Core Fixed Income Fund, Class I	-0.39%[2]	5.67%	3.18%	3.52%	5.60%

Core Fixed Income Fund, Class Y	0.16%	6.19%	3.68%	3.92%	6.02%

Bloomberg US Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	6.07%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Core Fixed Income Fund  (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg US Aggregate Bond Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 6/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 6/30/15. For periods prior to 6/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

[2]	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principals.

40	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2021: Ares Management LLC (Ares), Benefit Street Partners, LLC (Benefit Street), Brigade Capital Management, LP (Brigade), J.P. Morgan Investment Management Inc. (JP Morgan) and T. Rowe Price Associates, Inc. (T. Rowe Price). SIMC also directly manages a portion of the Fund.

III. Returns

For the full year ended September 30, 2021, the High Yield Bond Fund, Class F, returned 17.84%. The Fund’s benchmark—the ICE BofA US High Yield Constrained Index, which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market—returned 11.46%.

IV. Performance Discussion

The high-yield market continued its robust recovery from the lows of March 2020. As noted in the shareholder letter, the approval of a COVID-19 vaccine in the fourth quarter of 2020 further sparked the rally as markets were hopeful that there was light at the end of the pandemic tunnel. More than half of the period’s total return was generated in first quarter of the fiscal year as the global economic reopening trade regained momentum. This continued into 2021 as the world continued to battle COVID-19, vaccines became available to older children in the summer, and optimism grew that it would be available for younger children in the near future. The market yield began the period at 5.78% which was the high for the period, reached an all-time low of 3.80% on July 7, and finished the period at 4.10%. The market spread followed a very similar path and timeline as it began the period at 542 basis points, reached a low of 304 basis points in late June, and finished the period at 316 basis points. CCC rated bonds were the top performer, returning 23.75%, followed by B rated bonds, up 10.09%, and BB rated bonds, which gained 9.34%. The energy sector remained the largest sector within the high-yield market, and it easily outperformed the broader market, returning approximately 27%.

Below-investment-grade credit markets staged a furious rally following the massive drawdown that occurred at the onset of the pandemic, resulting in the Fund’s allocation to collateralized loan obligations (CLO) outperforming the high-yield bond market over the 12 months. The average loan price of the CS Loan Index ended the period near its highest level since late 2018 as a result of the sharp decline in default rates. Loan defaults reached 4.5% at the end of 2020 but declined to a 10-year low of 0.71% over the last nine months. The CLO allocation primarily consisted of equity tranches based on our view that the markets overreacted back in March 2020. The tranches benefited directly from the current benign default conditions, which explains the recent period’s outperformance. An underweight to and selection within media, as well as selection within the energy sector further contributed to Fund performance, while selection within financial services, leisure (primarily gaming) and transportation (primarily specialty retail) detracted.

All managers outperformed during the reporting period. SIMC was the best-performing manager in the Fund, as its off-benchmark allocation to the CLO market outperformed the high-yield bond market over the period. Brigade benefited from strong selection within the media, energy and services sectors, while it was challenged by selection within retail, financial services and transportation. JP Morgan was helped by selection within energy, retail and services, while it was weakened by selection within consumer goods and its overweight to healthcare. Ares benefited from an overweight to and selection within energy, an underweight to and selection within healthcare, and section within real estate; selection within automotive and financial services, as well as an overweight to and selection within capital goods detracted. Benefit Street and T. Rowe were both helped by selection within media but were hurt by weak selection within leisure.

The Fund used derivatives throughout the fiscal year ending September 30, 2021, to help manage duration, yield-curve positioning and spread duration more efficiently. High-yield credit-default swap index futures and total-return swaps were used for this purpose, and they had a negligible impact on overall Fund performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

High Yield Bond Fund  (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class F	17.84%	6.98%	6.90%	7.26%	7.18%
High Yield Bond Fund, Class I	17.72%	6.74%	6.68%	6.79%	6.86%
High Yield Bond Fund, Class Y	18.13%	7.25%	7.16%	7.43%	7.24%
ICE BofA US High Yield Constrained Index	11.46%	6.59%	6.34%	7.29%	7.52%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofA US High Yield Constrained Index

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks principal preservation and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The sole sub-advisor as of September 30, 2021, was BlackRock Advisors, LLC (BlackRock).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Conservative Income Fund, Class F, returned 0.01%. The Fund’s benchmark—the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.07%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields remained near zero during the fiscal year as the Federal Reserve (Fed) maintained a zero-interest-rate policy (ZIRP). In addition to ZIRP, technical factors also kept short-term Treasury yields primarily generally below five basis points. T-bill supply was cut throughout the first half of 2021 following sizable fiscal stimulus initiated to combat the pandemic. The expiration of the suspension of the debt ceiling in July further capped supply.

BlackRock is the Fund’s sole manager. BlackRock benefited during the fiscal year from positions in commercial paper and certificates of deposit (which have a yield pick-up relative to Treasurys). As 3-month Libor hovered between 10 to 15 basis points for much of the fiscal year, Blackrock maintained a higher weighted average maturity and invested in longer-dated securities. Fund performance over the full reporting period reflected the low-yield environment.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Conservative Income Fund, Class F	0.01%	1.09%	1.14%	1.08%
Conservative Income Fund, Class Y	0.11%	1.19%	1.24%	1.18%
ICE BofA 3-Month US Treasury Bill Index	0.07%	1.18%	1.16%	1.09%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month US Treasury Bill Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation. (SIMC). The sole sub-advisor as of September 30, 2021, was BlackRock Advisors, LLC.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Tax-Free Conservative Income Fund, Class F, returned 0.01%. The Fund’s benchmark—the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.07%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month US Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields remained near zero during the fiscal year as the Federal Reserve (Fed) maintained a zero-interest-rate policy (ZIRP). In addition to ZIRP, technical factors also kept short-term Treasury yields primarily generally below five basis points. T-bill supply was cut throughout the first half of 2021 following sizable fiscal stimulus initiated to combat the pandemic. The expiration of the suspension of the debt ceiling in July further capped supply. Demand for municipals was strong during the period and the 7-day Securities Industry and Financial Markets Association (SIFMA) municipal swap index yield traded in a narrow range from 2 to 12 basis points as demand outstripped supply in the municipal market.

BlackRock was the Fund’s sole manager and benefited from its position in municipal commercial paper, which out-yielded U.S. Treasurys. BlackRock’s position in variable-rate demand note securities detracted as lower yield SIFMA led to a drag on the income generation of the Fund.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Tax-Free Conservative Income Fund, Class F	0.01%	0.67%	0.70%	0.67%
Tax-Free Conservative Income Fund, Class Y	0.11%	0.77%	0.80%	0.77%
ICE BofA 3-Month US Treasury Bill Index	0.07%	1.18%	1.16%	1.09%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund, Class F and Class Y, versus the ICE BofA 3-Month US Treasury Bill Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

44	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2021, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (SIMC).

III. Returns

For the full year ended September 30, 2021, the Real Return Fund, Class F, returned 5.26%. The Fund’s benchmark—Bloomberg 1-5 Year US TIPS Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 5.86%.

IV. Performance Discussion

As noted in the shareholder letter, U.S Treasury yields rose in the belly of the curve as the reopening of the U.S. economy led to an improved growth outlook during the fiscal year, while the Federal Reserve (Fed) remained committed to its zero interest-rate policy at the front end of the curve. On a relative basis, Treasury inflation-protected securities (TIPS) outperformed nominal Treasurys as 5-year breakevens widened during the year, and both inflation expectations and actual inflation were well above the Fed’s 2% target. The Fed modified its inflation mandate to be a flexible inflation targeting regime; the Fed would like to average 2% inflation for the entire business cycle, suggesting some tolerance for above-target inflation.

Through the Fund’s exposure to TIPS, performance was within expectations as the Fund manager aimed to replicate the performance of the Bloomberg 1-5 Year US TIPS Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class F	5.26%	4.45%	2.70%	1.48%	2.15%
Real Return Fund, Class Y	5.47%	4.59%	2.81%	1.56%	2.22%
Bloomberg 1-5 Year U.S. TIPS Index	5.86%	4.96%	3.18%	1.94%	2.60%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg 1-5 Year U.S. TIPS Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2021, was SSGA Funds Management, Inc. (SSGA).

III. Returns

For the full year ended September 30, 2021, the Dynamic Asset Allocation Fund, Class F, returned 32.72%. The Fund’s benchmark—the S&P 500 Index (Gross), which tracks the performance of approximately 500 large-cap U.S. companies—returned 30.00%.

IV. Performance Discussion

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The fund’s tactical trades contributed positively to both absolute and relative returns.

The U.S. equity market began the fiscal year with strong performance in the fourth quarter of 2020. In the first three quarters of 2021, the U.S. equity market continued to prove resilient in the face of several market risks, which included the ongoing pandemic, evolving Federal Reserve policy and political uncertainty. Within the S&P 500 Index, energy sector was the best-performing sector during the fiscal year, followed by financials and telecommunication services. Utilities was the worst-performing sector, followed by consumer staples and consumer discretionary.

The largest contributor to relative performance was a position in the Bloomberg Commodity Index through total-return swaps. As noted in the shareholder letter, commodities performed well during the reporting period due to increased demand expectations, as well as constrained supply in certain markets. Positioning designed to benefit from yield-curve steepening between the 2- and 10-year portions of the U.S. Treasury yield curve also contributed. An option on 30-year U.S. swap rates also benefited from higher U.S. treasury rates. Equity exposure through the S&P 500 Equal-Weighted Index and MSCI EAFE Index benefitted from strength in the global developed equity markets. A swap on 10-year U.S. CPI benefited from higher inflation expectations in the U.S. A put option on the EUR/USD was closed out early at a gain over the period.

The largest detractor from relative performance in the period was a total-return swap position in gold, which experienced a pullback during the fiscal year. The position was closed out during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class F	32.72%	15.97%	15.73%	12.96%
Dynamic Asset Allocation Fund, Class Y	33.05%	16.26%	16.01%	13.23%
S&P 500 Index (Gross)	30.00%	15.99%	16.90%	14.47%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index (Gross)

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

46	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2021, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

The Fund utilized the following sub-advisors as of September 30, 2021: Brigade Capital Management, LP (Brigade), Emso Asset Management Limited (EMSO), Global Credit Advisers, LLC (Global Credit), Kettle Hill Capital Management, LLC (Kettle Hill), Mountaineer Partners Management, LLC (Mountaineer), Putnam Investment Management, LLC (Putnam) and Ramius Advisors, LLC (Ramius).

III. Returns

For the full year ended September 30, 2021, the Multi-Strategy Alternative Fund, Class F, returned 8.57%. The Fund’s benchmark—the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 0.07%.

Although the Fund’s performance is benchmarked against the return of the ICE BofAML US 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The fiscal year was dominated by the global rollout of the first COVID-19 vaccines and the corresponding expectation that economic and social activity would start to return to some level of normalcy. This anticipation resulted in strong risk asset performance in the final quarter of 2020. As the so called “re-opening” trade gathered steam, companies that had been most adversely affected by the pandemic (such as travel and leisure and traditional retail) started to outperform pandemic beneficiaries, which mostly resided in the technology and telecommunication services sectors. This trend received an additional boost in early 2021 as another large economic stimulus package went into effect.

In another sign of economic recovery, U.S. government bond yields climbed sharply in the first quarter of 2021. This was closely linked to the much anticipated outperformance of value equities over growth. As noted in the shareholder letter, a related trend was the surge in commodity prices as rebounding demand met with constrained supply. The early months of 2021 also exhibited multiple signs of speculative froth in the markets, such as retail investors driving favorite stocks to stratospheric levels, excitement about SPACs and companies with nebulous business models, and of course, everything related to digital assets.

The last six months of the period were also characterized by generally rising asset prices, but there were a few twists. Bond yields fell from their peak, as the spread of the Delta variant was expected to curb growth; growth equities resumed their outperformance, and by the end of September were essentially tied with value in year-to-date returns. A wide ranging regulatory crackdown in China wiped out billions of market value from its largest and fastest growing companies (which were also favorites among foreign investors). Overall, market volatility was on the rise by the end of September 2021.

All investment strategies employed by the Fund contributed positively, although the return patterns fluctuated widely over the year. The vast majority of the Fund’s returns over the period came in the final quarter of 2020. Returns in 2021 were positive but relatively subdued. This mirrored the performance of the Equity Hedge strategy, which delivered strong returns over the final three months of 2020 by emphasizing companies and sectors that would benefit most from a reopening economy. The performance carried through in the first months of 2021 but started to falter as doubts about

SEI Institutional Managed Trust / Annual Report / September 30, 2021	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Strategy Alternative Fund  (Concluded)

the durability of economic growth emerged. Putnam suffered several setbacks that resulted in particularly poor returns: its short portfolio was adversely impacted by the speculation of retail investors, as well as the underperformance of growth equities in the first quarter of 2021. Finally, Putnam was also adversely impacted by a number of Chinese and other Asian technology investments.

The Relative-Value allocation was the best performer in the second half of the year, driven primarily by strong returns in the Brigade portfolio, which had significant exposure to lower-rated high-yield bonds. These securities experienced large gains as investors became more optimistic about the prospects of highly indebted issuers. The other two sub-advisors in the strategy, EMSO and Global Credit, also delivered positive but more muted returns.

The Event-Driven sleeve also contributed. It currently consists of two merger arbitrage strategies, one run by a sub-advisor (Ramius) and the other a third-party mutual fund (Merger Fund). Merger arbitrage returns were strong in the first half of the period but became more volatile in the second half. While merger volumes remained high, there was an increase in regulatory risk as agencies, especially in the U.S., pushed back against certain business combinations that may be viewed as anti-competitive.

There were no sub-advisor changes or significant allocation weight changes in the Fund over the period.

Derivatives used in the Fund consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps and equity and equity-index options. The Fund’s sub-advisors primarily used derivatives in the Fund for hedging and risk management. Derivatives were most commonly used to hedge currency and interest-rates risk when sub-advisors, particularly EMSO, held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. Equity puts and calls were commonly used by sub-advisors, particularly Ramius and Putnam, in an effort to enhance returns or limit losses in common stock positions. On balance, derivatives performance was a modest detractor over the period, which is expected given their role as market hedges in what was broadly a rising market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class F	8.57%	4.37%	3.96%	2.83%	2.20%
Multi-Strategy Alternative Fund, Class Y	8.94%	4.63%	4.23%	3.00%	2.35%
ICE BofA 3-Month U.S. Treasury Bill Index	0.07%	1.18%	1.16%	0.63%	0.56%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofA 3-Month U.S. Treasury Bill Index

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the ICE BofA 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bill. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

48	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: AQR Capital Management, LLC (AQR) and PanAgora Asset Management Inc. (PanAgora).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Multi-Asset Accumulation Fund, Class F, returned 13.73%. The Fund’s blended benchmark—MSCI World Index (Net) Hedged (USD) Index (which tracks the equity-market performance of developed markets) (60%) and Bloomberg Global Aggregate Index, Hedged (USD) (which tracks the performance of investment-grade fixed-income securities denominated in 13 currencies) (40%)—returned 16.73%.

IV. Performance Discussion

Major asset-class performance was mixed during the fiscal year. As noted in the shareholder letter, most risk assets performed well, including global equities, global credit and commodities. Strength in risk assets was driven by continued economic reopenings from the COVID-19 pandemic, supportive fiscal and monetary policy and demand for yield in a low-yield environment. Most developed-market sovereign bonds exhibited weak performance as global interest rates generally increased over the period. Commodities were one of the best-performing asset classes during the fiscal year, with broad participation among different commodity sectors. Commodities rallied on increased demand, coupled with constrained supply in certain markets. Energy, agriculture and industrial metals all experienced strong performance, while precious metals were the only sector with negative performance.

The Fund’s exposure to global equities was the biggest contributor to total return in the period. The Fund’s exposure to commodities was also a meaningful contributor. The Fund’s higher capital weight to sovereign bonds was the biggest detractor from relative performance as most developed bond markets experienced negative performance during the reporting period. The Fund’s lower average concentration in global equities relative to its blended benchmark also detracted during the period. The Fund’s exposure to global inflation-linked bonds was beneficial as higher inflation expectations were a tailwind during a period of increasing rates.

Both managers experienced positive performance in the period but underperformed the Fund’s blended benchmark. Exposure to global sovereign bonds and underweights to global equities provided headwinds for both managers. Exposure to commodities contributed to Fund performance for both managers, as did allocations to global inflation-linked bonds.

The Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards to provide cost-effective exposures to desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) produced negative performance, as interest rates declined globally (on average) over the period. Globally, both developed-market and emerging-market equity futures (used for market exposure) contributed to performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure contributed to total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) contributed to both total and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures contributed to performance over the Fund’s fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Accumulation Fund  (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F	13.73%	8.93%	6.78%	5.94%
Multi-Asset Accumulation Fund, Class Y	13.95%	9.15%	6.99%	6.11%
MSCI World Index (Net) (Hedged) (USD)	29.36%	13.68%	14.51%	12.85%
Bloomberg Global Aggregate Index, (Hedged) (USD)	-0.56%	4.64%	2.89%	3.53%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Global Aggregate Index, (Hedged) (USD)	22.71%	13.11%	10.85%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Global Aggregate Index, (Hedged) (USD)

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not available.

50	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund used the following sub-advisors as of September 30, 2021: Goldman Sachs Asset Management, L.P. (Goldman Sachs), SSGA Funds Management, Inc. (SSGA), Western Asset Management Company, LLC and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Multi-Asset Income Fund, Class F, returned 9.57%. The Fund’s blended benchmark—Bloomberg US Aggregate Bond Index (which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market) (45%), the ICE BofA US High Yield Constrained Index (which tracks the performance of below-investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S.) (40%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (15%)—returned 8.33%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. Treasury yields increased on average over the year, especially in the first quarter of 2021. After the Federal Reserve’s (Fed) September meeting, Chairman Powell indicated that should employment gains continue at a steady pace, its “substantial further progress” goal for jobs will have been achieved, enabling the Fed to begin tapering its $120 billion per month in asset purchases. Chairmen Powell also indicated that the Fed expects its direct assets purchases would end by mid-2022, a quicker pace than initially thought by market participants.

Credit markets continued to perform well as the global reopening trade gained momentum throughout the fiscal year. Strong corporate fundamentals, coupled with strong investor demand for credit, helped both investment-grade and high-yield bonds and provided tailwinds to the credit markets. Lower-quality segments of the corporate credit market, such as high-yield bonds and bank loans, performed best over the period. While investment-grade credit experienced positive returns, it trailed below-investment-grade securities. Securitized assets—such as asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities—which were initially slower to rebound in mid-2020, started to pick up pace. Emerging-market debt experienced positive returns and generally outperformed developed-market bonds, as those markets lagged in the initial recovery among spread sectors in 2020.

The Fund’s largest allocations were to high-yield bonds and emerging-market debt. The greatest contributors to Fund outperformance were its allocations to bank loans and emerging-market debt, which are not part of the Fund’s blended benchmark. Additionally, an underweight to U.S. government bonds in favor of spread sectors benefited. Allocations to securitized assets contributed modestly as securitized assets experienced positive performance over the fiscal year.

SSGA’s covered-call strategy produced performance within expectations, but the manager detracted as its strategy lagged the S&P 500 Index.

Both Western and Goldman Sachs Asset contributed due to their preference for corporate credit versus government bonds and securitized assets. Their preference for down-in-quality credit was also beneficial.

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes, credit default swaps and currency forwards. Derivatives were employed for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a meaningful impact on Fund performance. Interest-rate futures were used to manage duration and detracted as rates increased during the period. Interest-rate swaps had a modestly positive impact on performance as they were short exposure. Options used as part of the covered-call strategy contributed. Exposure to investment-grade credit and high-yield bonds through credit default swaps contributed. Currency forwards had a slightly positive impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Income Fund  (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class F	9.57%	6.52%	5.58%	6.17%
Multi-Asset Income Fund, Class Y	9.68%	6.62%	5.69%	6.24%
Bloomberg U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	2.96%
ICE BofA U.S. High Yield Constrained Index	11.46%	6.59%	6.34%	6.48%
S&P 500 Index (Gross)	30.00%	15.99%	16.90%	15.02%
45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Index (Gross)	8.33%	7.66%	6.48%	6.22%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index, and S&P 500 Index (Gross)

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

52	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investments Advisers, LLC (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and Franklin Advisors, Inc. (Franklin).

Columbia manages a wholly-owned subsidiary of the Fund. Columbia has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse also manages a wholly-owned subsidiary of the Fund.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Multi-Asset Inflation Managed Fund, Class F, returned 14.71%. The Fund’s blended benchmark—the Bloomberg 1-5 Year US TIPS Index (70%), the Bloomberg Commodity Total Return Index (20%) and the S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (10%)—returned 14.87%.

IV. Performance Discussion

Real assets experienced positive performance over the fiscal year. As noted in the shareholder letter, Treasury inflation-protected securities (TIPS), U.S. equities and commodities were all positive during the period. Within commodities, most sectors experienced positive performance, with the exception of the precious metals sector, which was negative for the year. Energy was the best-performing sector, driven by strength in crude oil and natural gas. The industrial metals and agriculture sectors were also strong over the period. TIPS performed well and returned 5.9% (as measured by the Bloomberg 1-5 Year US TIPS Index). As noted in the shareholder letter, the TIPS market benefited from higher inflation expectations in the U.S.

Manager performance was mixed. Franklin’s inflation-sensitive equity long/short strategy benefited; the energy sector was the largest positive contributor, while the strategy’s short position in consumer discretionary was one of the largest detractors during the fiscal year. Unfavorable security selection within the commodities sector detracted for the Fund’s commodities managers in aggregate. AllianceBernstein outperformed and was helped by its overweight to credit-spread sectors.

The Fund used commodity futures, commodity total-return swaps, bond-index futures, equity-index futures, options on futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. Short positions in U.S. Treasury futures and interest-rate swaps were used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. The hedge contributed to total returns as interest rates increased. A short position in global equity total-return swaps was used to hedge risk for a portion of the Fund’s long equity positions. This hedge detracted from total returns, as global equity returns were positive. Within the Fund, a controlled foreign corporation was established to provide additional exposure to commodities, including commodity futures and commodity total-return swaps. The commodity futures, commodity total-return swaps and options on futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, experienced positive performance in the period. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and did not have a meaningful impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	53

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Inflation Managed Fund  (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class F	14.71%	3.26%	1.73%	-0.28%
Multi-Asset Inflation Managed Fund, Class Y	14.99%	3.52%	1.97%	-0.11%
Bloomberg 1-5 Year U.S. TIPS Index	5.86%	4.96%	3.18%	2.83%
Bloomberg Commodity Index	42.29%	6.86%	4.54%	0.35%
S&P 500 Index (Gross)	30.00%	15.99%	16.90%	13.74%
70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and S&P 500 Index (Gross)	14.87%	6.69%	4.91%	2.14%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and the S&P 500 Index (Gross).

[1]

For the year ended 9/30/21. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

54	SEI Institutional Managed Trust / Annual Report / September 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2021: AllianceBernstein L.P. (AllianceBernstein) and Janus Capital Management LLC (Janus).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2021, the Multi-Asset Capital Stability Fund, Class F, returned 3.27%. The Fund’s blended benchmark—the Bloomberg 1-3 Year US Government/Credit Index (which measures the performance of investment-grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities with maturities of 1 to 3 years) (95%) and S&P 500 Index (Gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (5%)—returned 1.66%.

IV. Performance Discussion

Major asset-class performance was mixed during the fiscal year, although most risk assets, including global equities, global credit and commodities, performed well. As noted in the shareholder letter, the strength in risk assets was driven by several factors, which included economic reopenings, supportive fiscal and monetary policy, and demand for yield in a low-yield environment. Most developed-market sovereign bonds exhibited weak performance as global interest rates generally increased over the period.

The Fund had positive absolute performance and outperformed its blended benchmark over the full reporting period. The primary contributor to both absolute and relative performance was the Fund’s allocation and overweight to global equities. Through most of the period, the Fund maintained above-average exposure to global equities. The Fund’s exposure to credit also contributed. The Fund maintained a tactical position in U.S. Treasury inflation-protected securities (TIPS) that was beneficial as inflation expectations increased over the prior year and TIPS outperformed nominal bonds.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options, interest-rate swaptions and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. The use of stock index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps detracted from performance over the period as interest rates increased globally on average. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was positive.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class F	3.27%	3.25%	2.65%	1.98%
Multi-Asset Capital Stability Fund, Class Y	3.47%	3.38%	2.77%	2.06%
Bloomberg 1-3 year U.S. Government/Credit Index	0.30%	2.87%	1.89%	1.48%
S&P 500 Index (Gross)	30.00%	15.99%	16.90%	15.02%
95/5 Hybrid consisting of Bloomberg 1-3 Year U.S. Government/Credit Index and S&P 500 Index (Gross)	1.66%	3.58%	2.65%	2.15%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	55

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Multi-Asset Capital Stability Fund  (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index (Gross).

[1]

For the year ended 9/30/21. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

56	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 7.1%
Alphabet Inc, Cl A *	0.6%	4,675	$12,499
Alphabet Inc, Cl C *	1.5	12,139	32,354
Facebook Inc, Cl A *	1.5	93,552	31,751
Verizon Communications Inc	0.7	303,447	16,389
Other Securities	2.8		59,907

			152,900

Consumer Discretionary — 11.5%
Amazon.com Inc, Cl A *	2.2	14,432	47,410
Lowe’s Cos Inc	0.8	84,004	17,041
NIKE Inc, Cl B	0.6	89,870	13,052
Ross Stores Inc	0.6	130,355	14,189
Other Securities	7.3		157,205

			248,897

Consumer Staples — 6.5%
Kroger Co/The	1.0	523,188	21,152
Philip Morris International Inc	0.7	153,747	14,574
Unilever PLC ADR	0.8	296,756	16,090
Other Securities	4.0		90,092

			141,908

Energy — 2.8%
Baker Hughes Co, Cl A	0.6	533,649	13,197
Other Securities	2.2		47,135

			60,332

Financials — 15.6%
American Express Co	0.6	81,181	13,600
Bank of America Corp	0.9	466,732	19,813
Berkshire Hathaway Inc, Cl B *	1.1	88,045	24,031
Capital One Financial Corp	1.1	140,669	22,784
Citigroup Inc	0.6	197,123	13,834
First Republic Bank/CA	1.0	108,363	20,901
Markel Corp *	0.7	12,806	15,305

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Moody’s Corp	0.6%	39,148	$13,902
S&P Global Inc	0.7	33,921	14,413
US Bancorp	0.9	323,806	19,247
Other Securities ‡	7.4		159,548

			337,378

Health Care — 14.2%
Amgen Inc, Cl A	0.7	73,803	15,694
CVS Health Corp	0.9	227,837	19,334
Danaher Corp, Cl A	0.6	45,076	13,723
Humana Inc	0.7	37,576	14,623
Johnson & Johnson	1.6	217,191	35,076
Medtronic PLC	0.7	115,198	14,440
Merck & Co Inc	0.8	219,549	16,490
Mettler-Toledo International Inc *	0.6	9,933	13,681
UnitedHealth Group Inc	1.0	56,369	22,026
Zimmer Biomet Holdings Inc	0.7	97,355	14,249
Other Securities (A)	5.9		126,326

			305,662

Industrials — 8.8%
Honeywell International Inc	1.2	123,601	26,238
United Parcel Service Inc, Cl B	0.8	88,568	16,128
WW Grainger Inc	0.7	38,381	15,086
Other Securities	6.1		133,879

			191,331

Information Technology — 23.7%
Adobe Inc *	1.6	60,117	34,611
Apple Inc	2.7	412,476	58,365
Applied Materials Inc	0.9	146,722	18,887
Global Payments Inc	0.9	124,452	19,611
Intuit Inc	1.5	60,944	32,880
KLA Corp	0.7	43,998	14,718
Microchip Technology Inc	1.1	152,286	23,374
Microsoft Corp	3.1	235,585	66,416
NXP Semiconductors NV (A)	0.6	68,668	13,450
PayPal Holdings Inc *	0.7	56,785	14,776
QUALCOMM Inc	0.8	136,820	17,647
salesforce.com *	0.9	72,508	19,666
Visa Inc, Cl A	1.4	137,826	30,701
Other Securities (A)	6.8		147,159

			512,261

Materials — 4.4%
Air Products and Chemicals Inc	0.8	71,649	18,350
Other Securities	3.6		76,840

			95,190

Real Estate — 2.0%
American Tower Corp, Cl A ‡	0.7	55,725	14,790
Other Securities ‡	1.3		27,261

			42,051

SEI Institutional Managed Trust / Annual Report / September 30, 2021	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 2.5%
NextEra Energy Inc	0.7%	192,215	$15,093
Other Securities	1.8		37,726

			52,819

Total Common Stock (Cost $1,282,503) ($ Thousands)			2,140,729

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P.
0.010% **†(B)	0.8	16,137,530	16,145

Total Affiliated Partnership (Cost $16,138) ($ Thousands)			16,145

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.9%	19,852,932	$19,853

Total Cash Equivalent (Cost $19,853) ($ Thousands)			19,853

Total Investments in Securities — 100.8% (Cost $1,318,494)($ Thousands)			$2,176,727

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts

S&P 500 Index E-MINI	54	Dec-2021	$ 11,837	$11,604	$ (233)

S&P Mid Cap 400 Index E-MINI	3	Dec-2021	799	790	(9)

			$ 12,636	$12,394	$ (242)

Percentages are based on a Net Assets of $2,160,467 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $15,656 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $16,145 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,140,729	–	–	2,140,729
Affiliated Partnership	–	16,145	–	16,145
Cash Equivalent	19,853	–	–	19,853

Total Investments in Securities	2,160,582	16,145	–	2,176,727

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(242)	–	–	(242)

Total Other Financial Instruments	(242)	–	–	(242)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

58	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 14,838	$ 128,560	$(127,253)	$ 2	$ (2)	$16,145	16,137,530	$ 134	$ –
SEI Daily Income Trust, Government Fund, Cl F	15,549	472,628	(468,324)	–	–	19,853	19,852,932	2	–

Totals	$ 30,387	$ 601,188	$(595,577)	$ 2	$ (2)	$35,998		$ 136	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.6%

Communication Services — 6.1%
AT&T Inc	1.8%	1,031,235	$27,854
BCE Inc	1.0	294,510	14,743
Comcast Corp, Cl A	0.7	189,923	10,622
Verizon Communications Inc	0.8	209,421	11,311
Other Securities	1.8		27,712

			92,242

Consumer Discretionary — 7.8%
General Motors Co *	1.0	276,001	14,548
Genuine Parts Co	1.0	132,329	16,042
Lowe’s Cos Inc	0.7	54,180	10,991
PulteGroup Inc	0.6	215,305	9,887
Target Corp, Cl A	1.8	116,649	26,686
Other Securities (A)	2.7		40,924

			119,078

Consumer Staples — 8.2%
Kimberly-Clark Corp	0.7	79,941	10,587
Kroger Co/The	1.2	465,411	18,817
Philip Morris International Inc	1.1	185,286	17,563
Tyson Foods Inc, Cl A	0.9	168,142	13,273
Walgreens Boots Alliance Inc	0.7	220,812	10,389
Other Securities	3.6		55,446

			126,075

Energy — 4.9%
Chevron Corp	1.3	193,503	19,631
ConocoPhillips	1.1	250,305	16,963
Exxon Mobil Corp	0.8	193,469	11,380
Other Securities	1.7		26,782

			74,756

Financials — 21.3%
Bank of America Corp	1.8	657,400	27,907
Bank of New York Mellon Corp/ The	0.7	201,580	10,450
Berkshire Hathaway Inc, Cl B *	0.8	43,288	11,815

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chubb Ltd	1.1%	94,141	$16,332
Citigroup Inc	2.5	538,848	37,816
JPMorgan Chase & Co	1.8	173,651	28,425
Morgan Stanley	1.8	281,159	27,360
Truist Financial Corp	0.8	211,571	12,409
Wells Fargo & Co	1.4	468,761	21,755
Other Securities ‡	8.6		131,736

			326,005

Health Care — 15.8%
CVS Health Corp	1.2	207,302	17,592
Eli Lilly & Co	0.8	48,685	11,249
Johnson & Johnson	1.9	178,474	28,823
McKesson Corp	0.6	48,325	9,635
Medtronic PLC	1.2	149,945	18,796
Merck & Co Inc	1.6	327,594	24,606
Novartis AG ADR	0.8	152,220	12,448
Pfizer Inc	2.3	825,990	35,526
Other Securities (A)	5.4		82,566

			241,241

Industrials — 10.0%
3M Co	0.7	61,376	10,767
Cummins Inc	0.7	46,257	10,387
General Dynamics Corp	0.8	67,310	13,195
Johnson Controls International PLC	1.4	321,932	21,917
Raytheon Technologies Corp	1.2	209,293	17,991
Siemens AG ADR	0.9	165,998	13,635
United Parcel Service Inc, Cl B	0.8	67,803	12,347
Other Securities	3.5		53,131

			153,370

Information Technology — 10.7%
Broadcom Inc	0.7	21,055	10,210
Cisco Systems Inc/Delaware	1.3	349,960	19,048
HP Inc	0.7	402,947	11,025
Intel Corp	1.9	551,453	29,381
Microsoft Corp	0.7	39,275	11,072
Other Securities	5.4		83,260

			163,996

Materials — 5.3%
Other Securities	5.3		81,509

Real Estate — 3.6%
Healthpeak Properties Inc ‡	0.9	412,257	13,802
Welltower Inc ‡	0.9	167,361	13,791
Other Securities ‡	1.8		26,753

			54,346

Utilities — 4.9%
Duke Energy Corp	0.7	113,055	11,033

60	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NextEra Energy Inc	1.4%	263,752	$20,710
Other Securities	2.8		42,914

			74,657

Total Common Stock (Cost $1,038,771) ($ Thousands)			1,507,275

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.010% **†(B)	0.4	6,429,305	6,431

Total Affiliated Partnership (Cost $6,431) ($ Thousands)			6,431

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.3%	20,275,203	$20,275

Total Cash Equivalent (Cost $20,275) ($ Thousands)			20,275

Total Investments in Securities — 100.3% (Cost $1,065,477)($ Thousands)			$1,533,981

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	49	Dec-2021	$ 10,864	$ 10,530	$ (334)
S&P Mid Cap 400 Index E-MINI	22	Dec-2021	5,901	5,793	(108)

			$ 16,765	$ 16,323	$ (442)

Percentages are based on a Net Assets of $1,529,542 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $6,054 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $6,431 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd — Limited

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,507,275	–	–	1,507,275
Affiliated Partnership	–	6,431	–	6,431
Cash Equivalent	20,275	–	–	20,275

Total Investments in Securities	1,527,550	6,431	–	1,533,981

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(442)	–	–	(442)

Total Other Financial Instruments	(442)	–	–	(442)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 2,813	$ 138,667	$ (135,051)	$ (1)	$ 3	$ 6,431	6,429,305	$ 83	$ –
SEI Daily Income Trust, Government Fund, Cl F	13,611	245,670	(239,006)	–	–	20,275	20,275,203	2	–

Totals	$ 16,424	$ 384,337	$ (374,057)	$ (1)	$ 3	$ 26,706		$ 85	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.2%

Communication Services — 11.9%
Alphabet Inc, Cl A *	2.4%	15,743	$42,089
Alphabet Inc, Cl C *	2.4	15,695	41,832

Facebook Inc, Cl A *	2.7	140,430	47,661

Live Nation Entertainment Inc *	0.6	110,139	10,037
Roku Inc, Cl A *	0.8	40,584	12,717
Sea Ltd ADR *	0.6	33,155	10,568
Snap Inc, Cl A *	0.8	193,673	14,307
Other Securities	1.6		28,040

			207,251

Consumer Discretionary — 16.5%
Amazon.com Inc, Cl A *	5.4	28,599	93,949
AutoZone Inc *	1.2	12,341	20,955
Home Depot Inc/The	0.6	30,469	10,002
Lennar Corp, Cl A	0.6	111,324	10,429
Lithia Motors Inc, Cl A	0.8	41,472	13,148
Lowe’s Cos Inc	1.0	82,323	16,700
MGM Resorts International	0.6	240,923	10,396
NIKE Inc, Cl B	0.9	110,835	16,097
Starbucks Corp	0.7	109,077	12,032
Tesla Inc *	1.6	35,844	27,796
TJX Cos Inc/The	0.7	198,528	13,099
Other Securities	2.4		42,288

			286,891

Consumer Staples — 3.5%
Colgate-Palmolive Co	0.6	149,263	11,281
PepsiCo Inc	1.2	139,302	20,953
Procter & Gamble Co/The	0.6	68,277	9,545
Other Securities	1.1		20,037

			61,816

Energy — 0.3%
Other Securities	0.3		4,631

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Financials — 6.5%
Moody’s Corp	1.3%	62,893	$22,334
MSCI Inc, Cl A	1.2	33,429	20,336
S&P Global Inc	0.8	34,598	14,700
Other Securities (A)	3.2		55,146

			112,516

Health Care — 9.5%
Align Technology Inc *	0.9	23,142	15,399
Catalent Inc *	0.8	105,469	14,035
Danaher Corp, Cl A	1.7	98,593	30,016
Johnson & Johnson	0.7	73,976	11,947
Mettler-Toledo International Inc *	0.6	8,161	11,241
UnitedHealth Group Inc	2.5	112,783	44,069
Other Securities	2.3		39,261

			165,968

Industrials — 7.0%
Carrier Global Corp	0.8	259,080	13,410
Graco Inc	0.6	135,851	9,506
Middleby Corp/The *	0.7	74,860	12,764
Trane Technologies PLC	0.6	60,551	10,454
TransDigm Group Inc *	0.7	18,558	11,591
Union Pacific Corp	0.6	54,750	10,732
Other Securities	3.0		53,458

			121,915

Information Technology — 41.2%
Adobe Inc *	2.7	81,146	46,717
Analog Devices Inc	0.8	79,959	13,391
Apple Inc	7.1	870,666	123,199
Applied Materials Inc	2.0	276,755	35,627
Broadcom Inc	0.9	31,075	15,069
EPAM Systems Inc *	0.6	18,381	10,486
Intuit Inc	1.7	56,166	30,302
Mastercard Inc, Cl A	1.5	73,250	25,468
Microsoft Corp	10.1	625,436	176,323
NVIDIA Corp	2.2	185,524	38,433
Oracle Corp, Cl B	1.1	215,412	18,769
PayPal Holdings Inc *	1.9	124,404	32,371
salesforce.com *	1.1	67,204	18,227
Visa Inc, Cl A	2.4	184,227	41,037
Other Securities (B)	5.1		92,375

			717,794

Materials — 2.6%
Sherwin-Williams Co/The, Cl A	1.0	61,087	17,088
Other Securities	1.6		29,547

			46,635

SEI Institutional Managed Trust / Annual Report / September 30, 2021	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Growth Fund  (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Real Estate — 0.2%
Other Securities	0.2%		$2,969

Total Common Stock (Cost $772,342) ($ Thousands)			1,728,386

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.010% **†(C)	0.0	121,667	122

Total Affiliated Partnership (Cost $122) ($ Thousands)			122

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.9%	15,701,850	$15,702

Total Cash Equivalent (Cost $15,702) ($ Thousands)			15,702

Total Investments in Securities — 100.1% (Cost $788,166)($ Thousands)			$1,744,210

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
S&P 500 Index E-MINI	57	Dec-2021	$12,490	$12,249	$(241)

Percentages are based on Net Assets of $1,743,270 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $8,468 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $118 ($ Thousands).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $122 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instrument carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,728,386	–	–	1,728,386
Affiliated Partnership	–	122	–	122
Cash Equivalent	15,702	–	–	15,702

Total Investments in Securities	1,744,088	122	–	1,744,210

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(241)	–	–	(241)

Total Other Financial Instruments	(241)	–	–	(241)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$9,033	$ 93,347	$ (102,252)	$ (8)	$ 2	$ 122	121,667	$ 22	$ –
SEI Daily Income Trust, Government Fund, Cl F	15,424	258,728	(258,450)	–	–	15,702	15,701,850	2	–

Totals	$24,457	$ 352,075	$ (360,702)	$ (8)	$ 2	$ 15,824		$ 24	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.7%

Communication Services — 10.5%
Alphabet Inc, Cl A *	2.0%	7,884	$21,078
Alphabet Inc, Cl C *	1.8	7,331	19,539
AT&T Inc	0.5	186,691	5,042
Comcast Corp, Cl A	0.6	119,468	6,682
Facebook Inc, Cl A *	2.0	62,647	21,262
Netflix Inc *	0.6	11,273	6,880
Verizon Communications Inc	0.5	108,573	5,864
Walt Disney Co/The *	0.8	47,509	8,037
Other Securities (A)	1.7		19,593

			113,977

Consumer Discretionary — 12.1%
Amazon.com Inc, Cl A *	3.4	11,365	37,334
Home Depot Inc/The	0.9	27,838	9,138
McDonald’s Corp	0.4	19,542	4,712
NIKE Inc, Cl B	0.4	32,417	4,708
Tesla Inc *	1.5	20,863	16,179
Other Securities (A)	5.5		59,972

			132,043

Consumer Staples — 5.3%
Coca-Cola Co/The	0.5	101,524	5,327
Costco Wholesale Corp	0.5	11,546	5,188
PepsiCo Inc	0.5	36,199	5,445
Philip Morris International Inc	0.4	40,737	3,861
Procter & Gamble Co/The	0.8	63,807	8,920
Walmart Inc	0.5	37,542	5,233
Other Securities	2.1		24,328

			58,302

Energy — 2.6%
Chevron Corp	0.5	50,647	5,138

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exxon Mobil Corp	0.6%	110,963	$6,527
Other Securities	1.5		16,584

			28,249

Financials — 11.5%
Bank of America Corp	0.8	193,950	8,233
Berkshire Hathaway Inc, Cl B *	1.2	48,604	13,266
JPMorgan Chase & Co	1.2	77,766	12,730
SEI Investments Co †	0.0	2,900	172
Wells Fargo & Co	0.5	108,091	5,017
Other Securities ‡(B)	7.8		85,460

			124,878

Health Care — 13.0%
Abbott Laboratories	0.5	45,486	5,373
AbbVie Inc	0.5	46,161	4,980
Danaher Corp, Cl A	0.5	16,561	5,042
Eli Lilly and Co	0.5	22,205	5,130
Johnson & Johnson	1.0	69,042	11,150
Medtronic PLC	0.4	35,103	4,400
Merck & Co Inc	0.5	66,202	4,973
Pfizer Inc	0.6	145,921	6,276
Thermo Fisher Scientific Inc	0.5	10,285	5,876
UnitedHealth Group Inc	0.9	24,632	9,625
Other Securities	7.1		78,447

			141,272

Industrials — 8.3%
Honeywell International Inc	0.4	18,187	3,861
Other Securities	7.9		88,246

			92,107

Information Technology — 27.7%
Accenture PLC, Cl A	0.5	16,650	5,327
Adobe Inc *	0.7	12,477	7,183
Apple Inc	5.3	411,060	58,165
Broadcom Inc	0.5	10,451	5,068
Cisco Systems Inc/Delaware	0.6	110,475	6,013
Intel Corp	0.5	105,676	5,630
Mastercard Inc, Cl A	0.7	22,907	7,964
Microsoft Corp	5.1	197,349	55,637
NVIDIA Corp	1.2	62,684	12,986
Oracle Corp, Cl B	0.4	44,205	3,852
PayPal Holdings Inc *	0.7	30,752	8,002
salesforce.com Inc *	0.6	24,231	6,572
Texas Instruments Inc	0.4	24,226	4,657
Visa Inc, Cl A	0.9	44,364	9,882
Other Securities (A)	9.6		105,118

			302,056

Materials — 2.3%
Other Securities	2.3		24,231

66	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Real Estate — 3.1%
Other Securities ‡	3.1%		$33,743

Utilities — 2.3%
NextEra Energy Inc	0.4	51,235	4,023
Other Securities	1.9		21,413

			25,436

Total Common Stock (Cost $749,173) ($ Thousands)			1,076,294

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.010% **†(C)	0.0%	544,829	$545

Total Affiliated Partnership (Cost $545) ($ Thousands)			545

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010% ***†	1.2	12,691,248	12,691

Total Cash Equivalent (Cost $12,691) ($ Thousands)			12,691

Total Investments in Securities — 99.9% (Cost $762,409)($ Thousands)			$1,089,530

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	61	Dec-2021	$ 13,635	$ 13,108	$ (527)
S&P Mid Cap 400 Index E-MINI	4	Dec-2021	1,082	1,053	(29)

			$ 14,717	$ 14,161	$ (556)

Percentages are based on a Net Assets of $1,090,118 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $527 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $2,195 ($ Thousands), or 0.2% of Net Assets (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $545 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,076,294	–	–	1,076,294
Affiliated Partnership	–	545	–	545
Cash Equivalent	12,691	–	–	12,691

Total Investments in Securities	1,088,985	545	–	1,089,530

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(556)	–	–	(556)

Total Other Financial Instruments	(556)	–	–	(556)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Investment Co	$ 127	$ 23	$ –	$ –	$ 22	$ 172	2,900	$ 2	$ –
SEI Liquidity Fund, L.P.	924	5,868	(6,247)	–	–	545	544,829	14	–
SEI Daily Income Trust, Government Fund, Cl F	14,553	180,721	(182,583)	–	–	12,691	12,691,248	1	–

Totals	$ 15,604	$ 186,612	$ (188,830)	$ –	$ 22	$ 13,408		$ 17	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.3%

Communication Services — 5.9%
Alphabet Inc, Cl A *	1.5%	26,214	$70,084
Alphabet Inc, Cl C *	1.3	22,848	60,897
Facebook Inc, Cl A *	1.0	135,757	46,075
Other Securities	2.1		93,655

			270,711

Consumer Discretionary — 11.7%
Amazon.com Inc, Cl A *	1.3	18,448	60,603
AutoZone Inc *	0.6	16,513	28,039
Dollar General Corp	1.0	222,711	47,246
Lowe’s Cos Inc	1.5	328,236	66,586
NIKE Inc, Cl B	1.2	357,743	51,955
Target Corp, Cl A	0.9	185,748	42,494
Other Securities (A)	5.2		237,302

			534,225

Consumer Staples — 8.3%
Altria Group Inc	0.5	561,690	25,568
Kroger Co/The	0.8	924,655	37,384
PepsiCo Inc	0.7	208,587	31,374
Philip Morris International Inc	1.0	469,703	44,523
Procter & Gamble Co/The	0.7	233,806	32,686
Unilever PLC ADR	0.9	731,480	39,661
Other Securities	3.7		167,684

			378,880

Energy — 2.5%
Devon Energy Corp	0.6	743,505	26,402
Other Securities	1.9		88,128

			114,530

Financials — 17.7%
Bank of America Corp	1.4	1,550,747	65,829
Berkshire Hathaway Inc, Cl B *	0.6	93,247	25,451
JPMorgan Chase & Co	1.7	474,451	77,663
Moody’s Corp	2.0	263,689	93,639

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Morgan Stanley	0.7%	311,935	$30,354
MSCI Inc, Cl A	1.2	91,938	55,930
US Bancorp	0.7	573,724	34,102
Other Securities	9.4		426,362

			809,330

Health Care — 14.6%
Amgen Inc, Cl A	0.7	145,948	31,036
Becton Dickinson and Co	0.6	113,758	27,964
CVS Health Corp	0.7	379,134	32,173
Eli Lilly and Co	0.5	110,545	25,541
HCA Healthcare Inc	0.6	109,165	26,497
IDEXX Laboratories Inc *	0.6	41,683	25,923
Johnson & Johnson	2.2	633,113	102,248
Merck & Co Inc	1.0	605,640	45,490
Mettler-Toledo International Inc *	0.8	28,371	39,077
Pfizer Inc	0.8	815,680	35,082
UnitedHealth Group Inc	1.4	167,008	65,257
Other Securities	4.7		214,651

			670,939

Industrials — 9.3%
Graco Inc	0.8	542,313	37,946
Johnson Controls International PLC	0.7	494,338	33,654
Siemens AG ADR	0.6	311,780	25,610
WW Grainger Inc	0.5	64,211	25,239
Other Securities	6.6		301,850

			424,299

Information Technology — 21.0%
Adobe Inc *	1.7	132,912	76,520
Apple Inc	2.9	932,824	131,995
Cisco Systems Inc/Delaware	0.6	498,298	27,122
Intel Corp	0.7	571,741	30,462
Intuit Inc	1.8	156,005	84,166
Mastercard Inc, Cl A	1.3	175,853	61,141
Microchip Technology Inc	1.0	289,399	44,420
Microsoft Corp	3.0	486,353	137,113
Oracle Corp, Cl B	1.0	512,747	44,676
Visa Inc, Cl A	1.3	275,684	61,409
Other Securities (A)	5.7		263,277

			962,301

Materials — 5.1%
Linde PLC	0.8	123,959	36,367
Sherwin-Williams Co/The, Cl A	1.2	199,665	55,852
Other Securities	3.2		143,629

			235,848

SEI Institutional Managed Trust / Annual Report / September 30, 2021	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund  (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Real Estate — 1.9%
American Tower Corp, Cl A ‡	0.6%	101,757	$27,007
Other Securities ‡	1.3		59,836

			86,843

Utilities — 1.3%
Other Securities	1.3		58,938

Total Common Stock (Cost $1,631,426) ($ Thousands)			4,546,844

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P.
0.010% **†(B)	0.5%	21,433,602	$21,438

Total Affiliated Partnership (Cost $21,438) ($ Thousands)			21,438

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.6	28,361,037	28,361

Total Cash Equivalent (Cost $28,361) ($ Thousands)			28,361

Total Investments in Securities — 100.4% (Cost $1,681,225)($ Thousands)			$4,596,643

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	96	Dec-2021	$21,005	$20,629	$(376)
S&P Mid Cap 400 Index E-MINI	7	Dec-2021	1,868	1,843	(25)

			$22,873	$22,472	$(401)

Percentages are based on a Net Assets of $4,577,367 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $19,994 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $21,438 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	4,546,844	–	–	4,546,844
Affiliated Partnership	–	21,438	–	21,438
Cash Equivalent	28,361	–	–	28,361

Total Investments in Securities	4,575,205	21,438	–	4,596,643

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(401)	–	–	(401)

Total Other Financial Instruments	(401)	–	–	(401)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

70	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$48,578	$ 339,721	$ (366,868)	$ 6	$ 1	$ 21,438	21,433,602	$ 69	$ –
SEI Daily Income Trust, Government Fund, Cl F	21,668	538,902	(532,209)	–	–	28,361	28,361,037	3	–

Totals	$70,246	$ 878,623	$ (899,077)	$ 6	$ 1	$ 49,799		$ 72	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.2%

Communication Services — 11.2%
Alphabet Inc, Cl A *	2.2%	8,076	$21,591
Alphabet Inc, Cl C *	2.1	7,558	20,144
AT&T Inc	0.5	191,417	5,170
Comcast Corp, Cl A	0.7	122,796	6,868
Facebook Inc, Cl A *	2.2	63,972	21,711
Netflix Inc *	0.7	11,866	7,242
Verizon Communications Inc	0.6	111,016	5,996
Walt Disney Co/The *	0.8	48,689	8,237
Other Securities (A)	1.4		13,656

			110,615

Consumer Discretionary — 12.2%
Amazon.com Inc, Cl A *	3.9	11,683	38,379
Home Depot Inc/The	0.9	28,534	9,367
McDonald’s Corp	0.5	19,985	4,818
NIKE Inc, Cl B	0.5	34,223	4,970
Tesla Inc *	1.7	21,748	16,865
Other Securities	4.7		46,594

			120,993

Consumer Staples — 5.7%
Coca-Cola Co/The	0.5	104,149	5,465
Costco Wholesale Corp	0.5	11,814	5,309
PepsiCo Inc	0.6	37,059	5,574
Philip Morris International Inc	0.4	41,787	3,961
Procter & Gamble Co/The	0.9	65,065	9,096
Walmart Inc	0.5	38,356	5,346
Other Securities	2.3		21,852

			56,603

Energy — 2.7%
Chevron Corp	0.5	51,978	5,273
Exxon Mobil Corp	0.7	113,546	6,679
Other Securities	1.5		15,021

			26,973

Financials — 11.3%
Bank of America Corp	0.9	198,550	8,428

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1.4%	49,677	$13,559
JPMorgan Chase & Co	1.3	80,169	13,123
Wells Fargo & Co	0.5	110,115	5,110
Other Securities	7.2		71,414

			111,634

Health Care — 13.2%
Abbott Laboratories	0.6	47,499	5,611
AbbVie Inc	0.5	47,350	5,108
Danaher Corp, Cl A	0.5	17,007	5,178
Eli Lilly & Co	0.5	21,263	4,913
Johnson & Johnson	1.2	70,618	11,405
Medtronic PLC	0.5	36,072	4,522
Merck & Co Inc	0.5	67,876	5,098
Pfizer Inc	0.7	150,356	6,467
Thermo Fisher Scientific Inc	0.6	10,553	6,029
UnitedHealth Group Inc	1.0	25,313	9,891
Other Securities	6.6		65,576

			129,798

Industrials — 7.9%
Other Securities	7.9		78,799

Information Technology — 27.4%
Accenture PLC, Cl A	0.5	17,038	5,451
Adobe Inc *	0.8	12,815	7,378
Apple Inc	6.0	421,267	59,609
Broadcom Inc	0.5	10,971	5,320
Cisco Systems Inc/Delaware	0.6	112,961	6,149
Intel Corp	0.6	108,997	5,807
Intuit Inc	0.4	7,343	3,962
Mastercard Inc, Cl A	0.8	23,336	8,113
Microsoft Corp	5.8	201,582	56,830
NVIDIA Corp	1.4	66,872	13,853
PayPal Holdings Inc *	0.8	31,549	8,209
salesforce.com Inc *	0.7	26,021	7,057
Texas Instruments Inc	0.5	24,803	4,767
Visa Inc, Cl A	1.0	45,245	10,078
Other Securities	7.0		68,385

			270,968

Materials — 2.5%
Linde PLC	0.4	13,857	4,065
Other Securities	2.1		20,289

			24,354

Real Estate — 2.6%
Other Securities ‡	2.6		25,287

72	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 2.5%
NextEra Energy Inc	0.4%	52,580	$4,129
Other Securities	2.1		19,986

			24,115

Total Common Stock (Cost $262,016) ($ Thousands)			980,139

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
0.010% †(B)	0.1	103,701	103

Total Affiliated Partnership (Cost $104) ($ Thousands)			103

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.7%	7,293,650	$7,294

Total Cash Equivalent (Cost $7,294) ($ Thousands)			7,294

Total Investments in Securities — 100.0% (Cost $269,414)($ Thousands)			$987,536

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
S&P 500 Index E-MINI	38	Dec-2021	$8,494	$8,166	$(328)

Percentages are based on a Net Assets of $987,987 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $102 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $103 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	980,139	–	–	980,139
Affiliated Partnership	–	103	–	103
Cash Equivalent	7,294	–	–	7,294

Total Investments in Securities	987,433	103	–	987,536

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(328)	–	–	(328)

Total Other Financial Instruments	(328)	–	–	(328)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$349	$ 2,236	$ (2,482)	$ –	$ –	$ 103	103,701	$ 3	$ –
SEI Daily Income Trust, Government Fund, Cl F	12,428	79,764	(84,898)	–	–	7,294	7,293,650	1	–

Totals	$12,777	$ 82,000	$ (87,380)	$ –	$ –	$ 7,397		$ 4	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 3.8%
Cinemark Holdings Inc *(A)	0.8%	276,046	$5,303
Cogent Communications Holdings Inc	0.3	31,870	2,258
Lions Gate Entertainment Corp, Cl A *(A)	0.5	258,923	3,674
Other Securities (A)	2.2		15,012

			26,247

Consumer Discretionary — 16.0%
Bloomin’ Brands Inc *	0.4	120,010	3,000
Brinker International Inc *	0.3	47,555	2,333
Carter’s Inc	0.3	22,815	2,219
Churchill Downs Inc	0.3	9,009	2,163
Modine Manufacturing Co *	0.5	295,036	3,343
Murphy USA Inc	0.4	17,408	2,912
Shutterstock Inc	0.5	30,905	3,502
Vera Bradley Inc *	0.4	301,655	2,839
Other Securities (A)	12.9		86,924

			109,235

Consumer Staples — 3.5%
Hostess Brands Inc, Cl A *	0.3	132,164	2,296
Other Securities	3.2		21,228

			23,524

Energy — 4.8%
Cimarex Energy Co	0.6	45,243	3,945
Delek US Holdings Inc *	0.7	266,128	4,782
Other Securities (A)	3.5		23,845

			32,572

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Financials — 17.9%
American Equity Investment Life Holding Co	0.4%	92,048	$2,722
Bank OZK	0.3	51,358	2,207
BankUnited Inc	1.0	169,478	7,088
CNO Financial Group Inc	0.7	200,015	4,708
First Commonwealth Financial Corp	0.4	199,392	2,718
First Midwest Bancorp Inc/IL	0.4	124,671	2,370
FNB Corp/PA	0.8	476,175	5,533
Green Dot Corp, Cl A *	0.4	53,785	2,707
OFG Bancorp	0.3	88,685	2,237
PacWest Bancorp	0.8	121,055	5,486
Pinnacle Financial Partners Inc	0.4	29,459	2,771
Sterling Bancorp/DE	0.4	99,262	2,478
Umpqua Holdings Corp	0.9	315,883	6,397
Western Alliance Bancorp	0.4	24,769	2,695
Other Securities ‡(A)	10.3		70,132

			122,249

Health Care — 11.9%
Prestige Consumer Healthcare Inc, Cl A *	0.4	42,496	2,384
Prothena Corp PLC *	0.4	32,627	2,324
Other Securities (A)	11.1		75,928

			80,636

Industrials — 16.9%
ACCO Brands Corp	0.8	595,040	5,111
BWX Technologies Inc, Cl W	0.3	43,517	2,344
JetBlue Airways Corp *	0.5	210,346	3,216
Korn Ferry	0.5	43,401	3,141
Regal Beloit	0.4	17,610	2,648
Standex International Corp	0.4	28,636	2,832
UFP Industries Inc	0.3	33,801	2,298
WESCO International Inc *	0.7	42,004	4,844
Zurn Water Solutions	0.4	44,398	2,854
Other Securities	12.6		86,057

			115,345

Information Technology — 15.5%
Alliance Data Systems Corp	0.7	47,430	4,785
ExlService Holdings Inc *	0.4	21,469	2,643
Kulicke & Soffa Industries Inc	0.4	41,785	2,435
Photronics Inc *	0.4	186,625	2,544
Power Integrations Inc	0.6	39,487	3,909
Super Micro Computer Inc *	0.6	106,693	3,902
Vishay Intertechnology Inc	0.4	126,807	2,547
Other Securities (A)	12.0		83,337

			106,102

Materials — 4.1%
Commercial Metals Co, Cl A	0.4	85,820	2,614

SEI Institutional Managed Trust / Annual Report / September 30, 2021	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund  (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Livent Corp *	0.4%	112,409	$2,598
Other Securities	3.3		22,906

			28,118

Real Estate — 3.1%
Newmark Group Inc, Cl A	0.5	227,291	3,252
Other Securities ‡(A)	2.6		17,546

			20,798

Utilities — 1.6%
Portland General Electric Co	0.4	63,905	3,003
Other Securities (A)	1.2		7,916

			10,919

Total Common Stock (Cost $523,659) ($ Thousands)			675,745

AFFILIATED PARTNERSHIP — 2.3%
SEI Liquidity Fund, L.P.
0.010% **†(B)	2.3	15,532,774	15,536

Total Affiliated Partnership (Cost $15,534) ($ Thousands)			15,536

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.9	6,482,124	6,482

Total Cash Equivalent (Cost $6,482) ($ Thousands)			6,482

Total Investments in Securities — 102.3% (Cost $545,675)($ Thousands)			$697,763

Percentages are based on a Net Assets of $682,349 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $15,199 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $15,536 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

76	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	675,745	–	–	675,745
Affiliated Partnership	–	15,536	–	15,536
Cash Equivalent	6,482	–	–	6,482

Total Investments in Securities	682,227	15,536	–	697,763

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 14,415	$ 104,668	$ (103,548)	$ 2	$ (1)	$ 15,536	15,532,774	$ 120	$ –
SEI Daily Income Trust, Government Fund, Cl F	9,347	240,347	(243,212)	–	–	6,482	6,482,124	1	–

Totals	$ 23,762	$ 345,015	$ (346,760)	$ 2	$ (1)	$ 22,018		$ 121	$ –

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Communication Services — 4.7%
Cinemark Holdings Inc *(A)	0.8%	171,630	$3,297
John Wiley & Sons Inc, Cl A	0.6	48,559	2,535
Lions Gate Entertainment Corp, Cl A *(A)	0.5	163,011	2,313
Nexstar Media Group Inc, Cl A	1.4	39,505	6,003
Other Securities	1.4		6,277

			20,425

Consumer Discretionary — 10.9%
Lithia Motors Inc, Cl A	1.0	13,045	4,136
Modine Manufacturing Co *	0.5	194,072	2,199
Other Securities	9.4		41,140

			47,475

Consumer Staples — 3.8%
Hostess Brands Inc, Cl A *	0.9	217,077	3,771
Spectrum Brands Holdings Inc	0.7	33,314	3,187
Other Securities	2.2		9,587

			16,545

Energy — 4.9%
Delek US Holdings Inc *	0.7	165,464	2,973
Other Securities (B)	4.2		18,473

			21,446

Financials — 25.1%
BankUnited Inc	0.7	72,502	3,032
BGC Partners Inc, Cl A	0.7	578,416	3,014
CNO Financial Group Inc	1.3	246,937	5,813
Columbia Banking System Inc	0.7	84,433	3,208
First Commonwealth Financial Corp	0.6	195,297	2,662
FNB Corp/PA	0.7	253,551	2,946
Investors Bancorp Inc	0.5	138,143	2,087
OFG Bancorp	0.8	133,458	3,366
Pacific Premier Bancorp Inc	0.5	54,016	2,238

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PacWest Bancorp	2.3%	215,425	$9,763
Starwood Property Trust Inc ‡	1.0	179,970	4,393
Umpqua Holdings Corp	0.9	183,026	3,706
Other Securities ‡(A)(B)	14.4		62,437

			108,665

Health Care — 4.7%
Ironwood Pharmaceuticals Inc, Cl A *	0.5	166,845	2,179
Syneos Health Inc, Cl A *	0.9	46,281	4,049
Other Securities (A)	3.3		13,734

			19,962

Industrials — 14.6%
ACCO Brands Corp	1.0	490,213	4,211
Atkore Inc *	1.0	47,711	4,147
Atlas Air Worldwide Holdings Inc *	0.6	31,027	2,534
BWX Technologies Inc, Cl W	0.7	53,103	2,860
Colfax Corp *	1.1	106,252	4,877
GXO Logistics *	0.6	30,700	2,408
KAR Auction Services Inc *	0.7	181,904	2,981
WESCO International Inc *	0.7	28,149	3,246
XPO Logistics Inc *	0.5	26,815	2,134
Other Securities	7.7		33,714

			63,112

Information Technology — 12.4%
ACI Worldwide Inc *	0.7	97,918	3,009
Alliance Data Systems Corp	0.7	29,582	2,984
Amkor Technology Inc	0.7	127,033	3,169
Insight Enterprises Inc *	0.5	22,924	2,065
J2 Global Inc *	1.5	49,503	6,763
Sanmina Corp *	0.5	58,275	2,246
Silicon Motion Technology Corp ADR	1.5	93,840	6,473
Super Micro Computer Inc *	0.6	66,338	2,426
Verint Systems Inc *	0.7	67,417	3,019
Other Securities	5.0		21,655

			53,809

Materials — 8.4%
Ashland Global Holdings Inc	0.8	36,975	3,295
Axalta Coating Systems Ltd *	0.8	126,723	3,699
Commercial Metals Co, Cl A	0.8	115,229	3,510
FMC Corp	1.0	46,793	4,284
Silgan Holdings Inc	1.2	138,178	5,300
Other Securities	3.8		16,407

			36,495

Real Estate — 7.3%
Gaming and Leisure Properties Inc ‡	1.0	97,914	4,535
Howard Hughes Corp/The *	0.6	29,405	2,582
Medical Properties Trust Inc ‡	1.0	215,543	4,326

78	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Newmark Group Inc, Cl A	0.8%	235,835	$3,375
Other Securities ‡	3.9		17,011

			31,829

Utilities — 0.8%
Other Securities	0.8		3,616

Total Common Stock (Cost $313,031) ($ Thousands)			423,379

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, L.P.
0.010% **†(C)	1.7	7,200,095	7,204

Total Affiliated Partnership (Cost $7,202) ($ Thousands)			7,204

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	2.4%	10,632,890	$10,633

Total Cash Equivalent (Cost $10,633) ($ Thousands)			10,633

Total Investments in Securities — 101.7% (Cost $330,866)($ Thousands)			$441,216

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
Russell 2000 Index E-MINI	7	Dec-2021	$794	$770	$(24)

Percentages are based on Net Assets of $434,033 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $7,076 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $2,876 ($ Thousands), or 0.7% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $7,204 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	423,379	–	–	423,379
Affiliated Partnership	–	7,204	–	7,204
Cash Equivalent	10,633	–	–	10,633

Total Investments in Securities	434,012	7,204	–	441,216

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(24)	–	–	(24)

Total Other Financial Instruments	(24)	–	–	(24)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	79

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 7,690	$ 95,483	$ (95,973)	$ 6	$ (2)	$ 7,204	7,200,095	$ 80	$ —
SEI Daily Income Trust, Government Fund, Cl F	13,795	89,163	(92,325)	—	—	10,633	10,632,890	1	—

Totals	$ 21,485	$ 184,646	$ (188,298)	$ 6	$ (2)	$ 17,837		$ 81	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 1.8%
TechTarget Inc *	0.5%	24,504	$2,020
Other Securities (A)	1.3		5,485

			7,505

Consumer Discretionary — 14.3%
2U Inc *(A)	0.6	78,832	2,646
Crocs Inc *	0.6	19,232	2,759
Everi Holdings Inc *	0.6	103,376	2,500
Hanesbrands Inc (A)	0.4	111,290	1,910
Papa John’s International Inc, Cl A (A)	0.4	14,591	1,853
Red Rock Resorts Inc, Cl A *(A)	0.6	48,338	2,476
Sally Beauty Holdings Inc *(A)	0.6	160,788	2,709
Shutterstock Inc	0.6	21,893	2,481
Skechers USA Inc, Cl A *	0.7	68,510	2,886
Other Securities (A)	9.2		39,017

			61,237

Consumer Staples — 1.7%
Other Securities (A)(B)	1.7		7,490

Energy — 4.1%
Magnolia Oil & Gas Corp, Cl A (A)	0.5	129,570	2,305
Matador Resources Co (A)	0.5	56,521	2,150
Other Securities (A)	3.1		13,162

			17,617

Financials — 7.6%
Other Securities ‡(A)(B)(C)	7.6		32,745

Health Care — 24.9%
Alkermes PLC *	0.5	63,076	1,945
AMN Healthcare Services Inc *(A)	0.7	27,427	3,147
Inovalon Holdings Inc, Cl A *	0.6	61,698	2,486

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merit Medical Systems Inc *(A)	0.8%	50,535	$3,628
Omnicell Inc *(A)	0.7	20,143	2,990
OptimizeRx Corp *	0.5	25,863	2,213
Prestige Consumer Healthcare Inc, Cl A *(A)	0.5	37,533	2,106
Select Medical Holdings Corp	0.5	56,378	2,039
Syneos Health Inc, Cl A *	0.6	29,959	2,621
Tenet Healthcare Corp *	0.6	41,612	2,765
Other Securities (A)(B)	18.9		80,491

			106,431

Industrials — 17.4%
ABM Industries Inc	0.5	46,971	2,114
ArcBest Corp (A)	0.4	22,371	1,829
Clean Harbors Inc *	0.6	24,040	2,497
Echo Global Logistics Inc *	0.8	74,108	3,536
EMCOR Group Inc	0.5	17,006	1,962
Heritage-Crystal Clean Inc *	0.9	128,377	3,720
Korn Ferry	0.6	33,243	2,405
Matson Inc (A)	1.2	64,909	5,239
Middleby Corp/The *(A)	0.4	11,384	1,941
Ritchie Bros Auctioneers Inc	0.7	46,514	2,868
Tennant Co	0.4	24,536	1,814
TriNet Group Inc *	0.7	32,560	3,080
TrueBlue Inc *(A)	0.5	76,729	2,078
Other Securities (A)	9.2		39,741

			74,824

Information Technology — 21.3%
Asana, Cl A *	0.4	17,583	1,826
CTS Corp (A)	0.5	71,877	2,222
Diodes Inc *	0.5	22,226	2,013
ExlService Holdings Inc *	0.4	15,159	1,866
Kulicke & Soffa Industries Inc (A)	0.6	43,407	2,530
Mimecast Ltd *	0.8	57,043	3,628
Momentive Global *	0.5	111,311	2,182
Perficient Inc *(A)	0.9	31,944	3,696
SPS Commerce Inc *(A)	0.5	12,555	2,025
Synaptics Inc *(A)	0.4	10,032	1,803
TTEC Holdings Inc	0.5	24,039	2,248
Workiva Inc, Cl A *	0.6	18,014	2,539
Other Securities (A)(C)(D)	14.7		62,597

			91,175

Materials — 2.4%
Ranpak Holdings Corp, Cl A *(A)	0.5	75,843	2,034
Other Securities (A)	1.9		8,354

			10,388

Real Estate — 2.6%
iStar Inc ‡(A)	0.4	73,065	1,833

SEI Institutional Managed Trust / Annual Report / September 30, 2021	81

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
National Storage Affiliates Trust ‡	0.4%	34,408	$1,816
Other Securities ‡(A)	1.8		7,325

			10,974

Utilities — 0.4%
Other Securities (A)	0.4		1,560

Total Common Stock (Cost $337,710) ($ Thousands)			421,946

AFFILIATED PARTNERSHIP — 38.0%
SEI Liquidity Fund, L.P.
0.010% †(E)	38.0	162,824,269	162,855

Total Affiliated Partnership (Cost $162,856) ($ Thousands)			162,855

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.6	6,747,066	6,747

Total Cash Equivalent (Cost $6,747) ($ Thousands)			6,747

Total Investments in Securities — 138.1% (Cost $507,313)($ Thousands)			$591,548

Percentages are based on a Net Assets of $428,405 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.
‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $157,620 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $1,109 ($ Thousands) and represented 0.3% of Net Assets.

(D)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $60 ($ Thousands) and represented 0.1% of Net Assets.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $162,855 ($ Thousands).

Cl — Class

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	421,881	–	65	421,946
Affiliated Partnership	–	162,855	–	162,855
Cash Equivalent	6,747	–	–	6,747

Total Investments in Securities	428,628	162,855	65	591,548

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$14,256	$ 377,588	$ (228,987)	$ 2	$ (4)	$ 162,855	162,824,269	$ 280	$ —
SEI Daily Income Trust, Government Fund, Cl F	5,613	123,616	(122,482)	—	—	6,747	6,747,066	1	—

Totals	$19,869	$ 501,204	$ (351,469)	$ 2	$ (4)	$ 169,602		$ 281	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 4.2%
Cinemark Holdings Inc *	1.0%	515,075	$9,895
Lions Gate Entertainment Corp, Cl A *	0.6	439,020	6,230
Nexstar Media Group Inc, Cl A	1.0	68,960	10,479
Other Securities	1.6		16,742

			43,346

Consumer Discretionary — 10.2%
Bloomin’ Brands Inc *	0.5	185,180	4,630
Etsy Inc *	0.5	25,967	5,400
Lithia Motors Inc, Cl A	0.8	24,454	7,753
Modine Manufacturing Co *	0.6	557,125	6,312
Pool Corp	0.8	18,837	8,183
Vera Bradley Inc *	0.5	490,500	4,616
Other Securities (A)	6.5		68,271

			105,165

Consumer Staples — 4.1%
Hostess Brands Inc, Cl A *	0.8	468,657	8,141
Medifast Inc	0.5	25,737	4,958
Other Securities	2.8		28,801

			41,900

Energy — 3.1%
Cimarex Energy Co	0.8	98,294	8,571
Delek US Holdings Inc *	0.7	378,279	6,798
Other Securities (B)	1.6		17,085

			32,454

Financials — 16.9%
Argo Group International Holdings Ltd	0.5	103,605	5,410
BankUnited Inc	0.6	139,523	5,835
BGC Partners Inc, Cl A	0.6	1,099,126	5,726
CNO Financial Group Inc	0.7	289,034	6,804

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Columbia Banking System Inc	0.5%	130,235	$4,948
FNB Corp/PA	0.6	494,669	5,748
PacWest Bancorp	1.9	433,442	19,644
Starwood Property Trust Inc ‡	0.7	310,592	7,582
Umpqua Holdings Corp	0.5	229,225	4,642
Other Securities ‡	10.3		107,729

			174,068

Health Care — 11.6%
AMN Healthcare Services Inc *	0.4	39,759	4,562
Syneos Health Inc, Cl A *	0.8	96,849	8,472
Other Securities (A)	10.4		106,548

			119,582

Industrials — 15.2%
ACCO Brands Corp	0.8	1,004,261	8,627
Colfax Corp *	0.9	192,422	8,832
GXO Logistics *	0.6	78,605	6,166
IAA Inc *	0.5	84,934	4,635
JetBlue Airways Corp *	0.5	360,212	5,508
WESCO International Inc *	0.9	82,351	9,497
XPO Logistics Inc *	0.6	78,605	6,255
Other Securities	10.4		106,194

			155,714

Information Technology — 19.6%
ACI Worldwide Inc *	1.0	348,764	10,718
Alliance Data Systems Corp	0.8	78,984	7,969
Euronet Worldwide Inc *	0.5	40,502	5,155
J2 Global Inc *	2.4	182,000	24,865
ON Semiconductor Corp *	0.5	108,955	4,987
Semtech Corp *	0.5	69,289	5,402
Silicon Motion Technology Corp ADR	1.6	242,213	16,708
Super Micro Computer Inc *	0.6	159,172	5,821
Teledyne Technologies Inc *	0.7	16,712	7,179
Verint Systems Inc *	0.5	112,718	5,049
Other Securities	10.5		108,416

			202,269

Materials — 6.5%
Ashland Global Holdings Inc	0.5	55,852	4,977
Axalta Coating Systems Ltd *	0.5	164,272	4,795
Commercial Metals Co, Cl A	0.8	253,535	7,723
FMC Corp	0.9	102,303	9,367
Silgan Holdings Inc	1.0	270,689	10,384
Other Securities	2.8		30,048

			67,294

Real Estate — 5.6%
Gaming and Leisure Properties Inc ‡	0.8	167,435	7,756
Howard Hughes Corp/The *	0.5	52,099	4,575
Medical Properties Trust Inc ‡	0.8	410,854	8,246

SEI Institutional Managed Trust / Annual Report / September 30, 2021	83

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund  (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Newmark Group Inc, Cl A	0.7%	465,886	$6,667
Other Securities ‡	2.8		30,046

			57,290

Utilities — 1.6%
Other Securities (A)	1.6		16,688

Total Common Stock (Cost $588,048) ($ Thousands)			1,015,770

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P.
0.010% **†(C)	0.8	8,117,163	8,126

Total Affiliated Partnership (Cost $8,118) ($ Thousands)			8,126

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.4	14,569,441	14,569

Total Cash Equivalent (Cost $14,569) ($ Thousands)			14,569

Total Investments in Securities — 100.8% (Cost $610,735)($ Thousands)			$1,038,465

Percentages are based on a Net Assets of $1,030,276 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $7,393 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $6,371 ($ Thousands), or 0.6% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $8,126 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,015,770	–	–	1,015,770
Affiliated Partnership	–	8,126	–	8,126
Cash Equivalent	14,569	–	–	14,569

Total Investments in Securities	1,030,339	8,126	–	1,038,465

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 28,359	$ 224,557	$ (244,798)	$ 10	$(2)	$8,126	8,117,163	$91	$—
SEI Daily Income Trust, Government Fund, Cl F	18,861	139,538	(143,830)	—	—	14,569	14,569,441	2	—

Totals	$ 47,220	$ 364,095	$ (388,628)	$ 10	$(2)	$22,695		$93	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 4.5%
Take-Two Interactive Software Inc, Cl A *	0.6%	3,326	$512
Zillow Group Inc, Cl A *	0.1	1,160	103
Zillow Group Inc, Cl C *	0.4	3,287	290
Other Securities	3.4		2,792

			3,697

Consumer Discretionary — 15.3%
AutoNation Inc *	0.5	3,589	437
AutoZone Inc *	1.0	471	800
Dollar Tree Inc *	0.7	6,117	585
LKQ Corp *	0.6	10,531	530
Lululemon Athletica Inc *	0.5	1,080	437
O’Reilly Automotive Inc *	0.7	895	547
Pool Corp	0.6	1,125	489
Yum! Brands Inc	0.5	3,520	430
Other Securities	10.2		8,422

			12,677

Consumer Staples — 3.3%
Tyson Foods Inc, Cl A	0.6	6,697	529
Other Securities	2.7		2,192

			2,721

Energy — 3.2%
Pioneer Natural Resources Co	0.6	2,807	467
Other Securities	2.6		2,192

			2,659

Financials — 15.4%
Ally Financial Inc	0.5	8,031	410
Arch Capital Group Ltd *	0.8	16,674	637
Everest Re Group Ltd	0.7	2,191	549
PacWest Bancorp	0.8	14,130	640
Reinsurance Group of America Inc, Cl A	0.5	3,558	396
Stifel Financial Corp	0.9	10,558	717
Synchrony Financial	0.6	9,630	471
Other Securities ‡(A)	10.6		8,949

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

			$12,769

Health Care — 12.8%
Agilent Technologies Inc	0.6%	3,369	531
Centene Corp *	0.5	6,381	398
Chemed Corp	0.5	843	392
Encompass Health Corp	0.5	5,863	440
IDEXX Laboratories Inc *	0.7	896	557
IQVIA Holdings Inc *	0.5	1,790	429
Laboratory Corp of America Holdings *	0.6	1,782	502
McKesson Corp	0.6	2,521	503
ResMed Inc	0.6	2,048	540
Veeva Systems Inc, Cl A *	0.7	2,073	597
Waters Corp *	0.7	1,710	611
Other Securities	6.3		5,039

			10,539

Industrials — 12.7%
Clean Harbors Inc *	0.7	5,272	548
Dover Corp	0.5	2,852	443
Expeditors International of Washington Inc	0.5	3,585	427
Old Dominion Freight Line Inc, Cl A	0.6	1,682	481
Otis Worldwide Corp	0.9	9,295	765
Parker-Hannifin Corp, Cl A	0.6	1,780	498
Regal Beloit	0.5	2,867	431
Other Securities	8.4		6,979

			10,572

Information Technology — 18.6%
Arista Networks Inc *	0.5	1,168	401
DocuSign Inc, Cl A *	0.7	2,368	610
F5 Networks Inc, Cl A *	0.5	2,040	406
Fortinet Inc *	0.6	1,655	483
Gartner Inc *	0.7	1,936	588
Motorola Solutions Inc	0.8	3,023	702
Qorvo Inc *	0.6	3,038	508
Skyworks Solutions Inc	0.6	3,099	511
Western Digital Corp *	0.5	6,890	389
Other Securities	13.1		10,793

			15,391

Materials — 3.3%
Other Securities	3.3		2,794

Real Estate — 6.3%
CBRE Group Inc, Cl A *	0.6	5,330	519
Regency Centers Corp ‡	0.8	10,153	684
Other Securities ‡	4.9		4,011

			5,214

Utilities — 3.1%
CenterPoint Energy Inc	0.6	19,856	489
Entergy Corp	0.6	4,955	492

SEI Institutional Managed Trust / Annual Report / September 30, 2021	85

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Evergy Inc	0.5%	6,546	$407
Other Securities	1.4		1,198

			2,586

Total Common Stock (Cost $76,316) ($ Thousands)			81,619

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.5	1,223,097	1,223

Total Cash Equivalent (Cost $1,223) ($ Thousands)			1,223

Total Investments in Securities — 100.0% (Cost $77,539)($ Thousands)			$82,842

Percentages are based on a Net Assets of $82,824 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $260 ($ Thousands), or 0.3% of Net Assets (See Note 2).

Cl — Class

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of September 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

86	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 2,594	$ (2,594)	$ —	$ —	$ —	—	$ —	$ —
SEI Daily Income Trust, Government Fund, Cl F	1,119	35,501	(35,397)	—	—	$ 1,223	1,223,097	—	—

Totals	$ 1,119	$ 38,095	$ (37,991)	$ —	$ —	$ 1,223		$ —	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	87

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 8.5%
Alphabet Inc, Cl A *	0.3%	998	$2,668
Alphabet Inc, Cl C *	0.3	1,126	3,001
AT&T Inc	0.9	297,600	8,038
Comcast Corp, Cl A	1.6	266,909	14,928
Omnicom Group Inc	1.2	163,441	11,843
Verizon Communications	2.2	393,736	21,266
Other Securities	2.0		19,212

			80,956

Consumer Discretionary — 8.8%
eBay Inc	1.4	194,674	13,563
Target Corp, Cl A	2.6	107,956	24,697
Toyota Motor Corp ADR (A)	0.9	47,464	8,437
Other Securities	3.9		36,878

			83,575

Consumer Staples — 14.4%
Colgate-Palmolive Co	0.6	79,525	6,011
Conagra Brands Inc	0.8	213,600	7,235
General Mills Inc	1.0	164,559	9,844
Hershey Co/The	0.7	36,918	6,248
J M Smucker Co/The	1.5	121,998	14,643
Kellogg Co	1.0	148,945	9,521
Kimberly-Clark Corp	0.7	52,100	6,900
Kraft Heinz Co/The	0.9	219,400	8,078
Kroger Co/The	1.7	395,965	16,009
Tyson Foods Inc, Cl A	1.0	121,749	9,611
Other Securities	4.5		42,685

			136,785

Energy — 0.7%
Other Securities (A)	0.7		6,736

Financials — 11.3%
Aflac Inc	1.2	221,967	11,571

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allstate Corp/The	1.6%	115,300	$14,679
Bank of New York Mellon Corp/The	1.1	198,000	10,264
Berkshire Hathaway Inc, Cl B *	1.8	63,317	17,282
Marsh & McLennan Cos Inc	0.7	42,342	6,412
US Bancorp	0.6	96,900	5,760
Other Securities ‡	4.3		41,680

			107,648

Health Care — 15.9%
AbbVie Inc	1.4	120,361	12,983
Amgen Inc, Cl A	1.0	42,500	9,038
Bristol-Myers Squibb Co	1.4	229,295	13,567
CVS Health Corp	0.9	104,449	8,863
Gilead Sciences Inc	1.4	197,775	13,815
Johnson & Johnson	2.0	115,770	18,697
Merck & Co Inc	2.5	312,782	23,493
Pfizer Inc	1.9	426,230	18,332
Other Securities (A)	3.4		32,303

			151,091

Industrials — 10.9%
3M Co	1.5	78,970	13,853
Cummins Inc	0.7	31,600	7,096
General Dynamics Corp	0.9	42,816	8,393
Lockheed Martin Corp	1.0	26,495	9,143
Northrop Grumman Corp	1.3	35,662	12,844
Other Securities (A)	5.5		52,744

			104,073

Information Technology — 17.6%
Amdocs Ltd	2.3	283,404	21,457
Cisco Systems Inc/Delaware	2.1	359,046	19,543
F5 Networks Inc, Cl A *	0.6	30,681	6,099
Intel Corp	1.9	339,000	18,062
International Business Machines Corp	1.5	102,708	14,269
Juniper Networks Inc	0.8	284,966	7,842
Oracle Corp, Cl B	2.6	285,000	24,832
Seagate Technology Holdings PLC	1.0	116,500	9,614
Western Union Co/The	1.1	528,830	10,693
Other Securities (A)	3.7		35,206

			167,617

Materials — 3.4%
Newmont Corp	0.7	115,789	6,287
Other Securities	2.7		26,150

			32,437

Real Estate — 2.8%
Iron Mountain Inc ‡	0.7	146,700	6,374
Other Securities ‡	2.1		20,002

			26,376

88	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 4.2%
Evergy Inc	1.4%	204,537	$12,722
Portland General Electric Co	0.9	194,899	9,158
Other Securities	1.9		18,597

			40,477

Total Common Stock (Cost $724,286) ($ Thousands)			937,771

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
0.010% **†(B)	1.0%	9,273,308	$9,275

Total Affiliated Partnership (Cost $9,275) ($ Thousands)			9,275

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1.4	13,076,011	13,076

Total Cash Equivalent (Cost $13,076) ($ Thousands)			13,076

Total Investments in Securities — 100.9% (Cost $746,637)($ Thousands)			$960,122

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	27	Dec-2021	$6,007	$5,802	$(205)

Percentages are based on a Net Assets of $951,620 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $8,749 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $9,275 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	937,771	–	–	937,771
Affiliated Partnership	–	9,275	–	9,275
Cash Equivalent	13,076	–	–	13,076

Total Investments in Securities	950,847	9,275	–	960,122

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(205)	–	–	(205)

Total Other Financial Instruments	(205)	–	–	(205)

* Futures Contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	89

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 13,094	$ 87,342	$ (91,161)	$ —	$ —	$9,275	9,273,308	$ 46	$ —
SEI Daily Income Trust, Government Fund, Cl F	31,666	940,070	(958,660)	—	—	13,076	13,076,011	2	—

Totals	$ 44,760	$ 1,027,412	$ (1,049,821)	$ —	$ —	$ 22,351		$ 48	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

90	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Australia — 1.0%
Other Securities	1.0%		$9,883

Austria — 0.0%
Other Securities	0.0		395

Belgium — 0.2%
Other Securities	0.2		2,388

Canada — 4.7%
BCE Inc	0.7	147,478	7,383
George Weston Ltd	1.1	104,821	11,304
Loblaw Cos Ltd	1.2	181,426	12,448
Other Securities	1.7		16,784

			47,919

Denmark — 1.5%
Other Securities	1.5		14,702

Finland — 0.4%
Other Securities	0.4		3,654

France — 1.4%
Other Securities	1.4		14,156

Germany — 1.6%
Other Securities	1.6		16,629

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Hong Kong — 2.6%
CLP Holdings Ltd, Cl B	0.8%	869,156	$8,360
Other Securities ‡	1.8		17,858

			26,218

Ireland — 0.7%
Accenture PLC, Cl A	0.7	21,504	6,880

Israel — 0.9%
Other Securities	0.9		8,578

Italy — 0.8%
Other Securities	0.8		7,730

Japan — 9.6%
Japan Tobacco Inc	0.8	397,100	7,772
KDDI Corp	1.0	302,600	9,960
Nippon Telegraph & Telephone Corp (A)	1.0	370,300	10,208
Okinawa Cellular Telephone Co	0.0	3,500	171
Oracle Corp Japan	0.1	13,600	1,187
Softbank Corp	1.4	1,024,000	13,860
Other Securities ‡(A)	5.3		54,283

			97,441

Netherlands — 0.7%
Other Securities	0.7		7,418

New Zealand — 0.2%
Other Securities	0.2		2,332

Norway — 0.4%
Other Securities	0.4		4,405

Portugal — 0.2%
Other Securities	0.2		2,357

Singapore — 0.5%
Other Securities	0.5		4,570

Spain — 0.2%
Other Securities	0.2		2,190

Sweden — 1.3%
Axfood AB	0.8	327,941	7,858
Other Securities	0.5		5,324

			13,182

SEI Institutional Managed Trust / Annual Report / September 30, 2021	91

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Switzerland — 5.5%
Novartis AG	0.8%	96,432	$7,890
Roche Holding AG	1.0	27,451	10,026
Sonova Holding AG	0.8	19,796	7,495
Swisscom AG	1.1	18,776	10,809
Other Securities	1.8		19,275

			55,495

United Kingdom — 3.3%
GlaxoSmithKline PLC	0.8	408,444	7,706
Other Securities	2.5		25,270

			32,976

United States — 60.0%
Agilent Technologies Inc	0.8	49,851	7,853
Alphabet Inc, Cl A *	1.3	4,771	12,755
Alphabet Inc, Cl C *	0.4	1,298	3,460
AT&T Inc	1.3	475,825	12,852
Berkshire Hathaway, Cl A *	0.5	11	4,525
Berkshire Hathaway Inc, Cl B *	1.0	35,210	9,610
Bio-Rad Laboratories Inc, Cl A *	0.9	11,974	8,932
Casey’s General Stores Inc	0.8	42,324	7,976
Cerner Corp	1.2	169,353	11,943
Check Point Software Technologies Ltd *	1.0	89,226	10,086
Chemed Corp	0.8	16,684	7,760
Church & Dwight Co Inc	1.0	123,087	10,163
Cisco Systems Inc/Delaware	1.1	202,466	11,020
Colgate-Palmolive Co	1.1	151,468	11,448
Costco Wholesale Corp	1.5	33,624	15,109
Expeditors International of Washington Inc	1.2	103,166	12,290
F5 Networks Inc, Cl A *	0.7	35,982	7,152
General Mills Inc	0.8	133,532	7,988
Hershey Co/The	1.0	58,421	9,888
Johnson & Johnson	1.3	79,844	12,895
Juniper Networks Inc	1.0	366,962	10,099
Kimberly-Clark Corp	1.2	91,092	12,064
Kroger Co/The	0.8	209,633	8,475
Laboratory Corp of America Holdings *	0.7	24,911	7,011
Merck & Co Inc	0.7	98,210	7,377
Mettler-Toledo International Inc *	0.7	5,112	7,041
Mondelez International Inc, Cl A	0.7	119,899	6,976
Motorola Solutions Inc	0.9	41,044	9,535
Oracle Corp, Cl B	1.3	146,561	12,770
Pfizer Inc	0.8	193,843	8,337
Procter & Gamble Co/The	1.2	83,456	11,667
Regeneron Pharmaceuticals Inc *	1.0	16,402	9,926
Reliance Steel & Aluminum Co	0.8	57,596	8,203
Target Corp, Cl A	1.0	42,685	9,765
Verizon Communications Inc	1.4	257,742	13,921
Walmart Inc	1.4	98,930	13,789

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)
Waters Corp *	1.2%	34,305	$12,257
Other Securities ‡(A)	23.5		240,949

			605,867

Total Common Stock (Cost $865,182) ($ Thousands)			987,365

PREFERRED STOCK — 0.4%

Germany — 0.4%
Other Securities (B)	0.4		3,818

Total Preferred Stock (Cost $4,102) ($ Thousands)			3,818

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P.
0.010% **†(C)	1.4	13,532,564	13,534

Total Affiliated Partnership (Cost $13,535) ($ Thousands)			13,534

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	0.9	9,489,062	9,489

Total Cash Equivalent (Cost $9,489) ($ Thousands)			9,489

Total Investments in Securities — 100.4% (Cost $892,308)($ Thousands)			$1,014,206

92	SEI Institutional Managed Trust / Annual Report / September 30, 2021

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	18	Dec-2021	$879	$844	$(20)
FTSE 100 Index	3	Dec-2021	283	286	7
S&P 500 Index E-MINI	22	Dec-2021	4,894	4,728	(166)
SPI 200 Index	2	Dec-2021	258	263	5
TOPIX Index	4	Dec-2021	741	728	(8)

			$7,055	$6,849	$(182)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	10/12/21	USD	1	NZD	1	$–

Brown Brothers Harriman	10/12/21	USD	52	NZD	74	(1)

Brown Brothers Harriman	10/12/21	USD	28	SGD	38	–

Brown Brothers Harriman	10/12/21	USD	130	SGD	175	(1)

Brown Brothers Harriman	10/12/21	USD	170	NOK	1,472	(2)

Brown Brothers Harriman	10/12/21	USD	62	SEK	543	–

Brown Brothers Harriman	10/12/21	USD	389	SEK	3,363	(4)

Brown Brothers Harriman	10/12/21	USD	497	DKK	3,149	(7)

Brown Brothers Harriman	10/12/21	USD	59	AUD	82	–

Brown Brothers Harriman	10/12/21	USD	498	AUD	683	(5)

Brown Brothers Harriman	10/12/21	USD	59	GBP	44	–

Brown Brothers Harriman	10/12/21	USD	611	GBP	444	(12)

Brown Brothers Harriman	10/12/21	USD	198	HKD	1,539	–

Brown Brothers Harriman	10/12/21	USD	624	HKD	4,854	–

Brown Brothers Harriman	10/12/21	USD	665	CAD	849	5

Brown Brothers Harriman	10/12/21	USD	703	CAD	888	(2)

Brown Brothers Harriman	10/12/21	NZD	1,552	USD	1,100	30

Brown Brothers Harriman	10/12/21	NZD	3	USD	2	–

Brown Brothers Harriman	10/12/21	USD	1,781	EUR	1,516	(23)

Brown Brothers Harriman	10/12/21	USD	202	CHF	188	–

Brown Brothers Harriman	10/12/21	USD	1,617	CHF	1,491	(18)

Brown Brothers Harriman	10/12/21	USD	376	JPY	42,067	1

Brown Brothers Harriman	10/12/21	USD	2,869	JPY	314,947	(46)

Brown Brothers Harriman	10/12/21	SGD	3,601	USD	2,674	22

Brown Brothers Harriman	10/12/21	SGD	12	USD	9	–

Brown Brothers Harriman	10/12/21	GBP	9,541	USD	13,108	244

Brown Brothers Harriman	10/12/21	AUD	14,762	USD	10,860	197

Brown Brothers Harriman	10/12/21	NOK	22,385	USD	2,567	2

Brown Brothers Harriman	10/12/21	NOK	83	USD	10	–

Brown Brothers Harriman	10/12/21	CHF	27,407	USD	29,728	340

Brown Brothers Harriman	10/12/21	CHF	182	USD	196	–

Brown Brothers Harriman	10/12/21	EUR	29,066	USD	34,344	654

Brown Brothers Harriman	10/12/21	EUR	221	USD	256	–

Brown Brothers Harriman	10/12/21	CAD	46	USD	36	–

Brown Brothers Harriman	10/12/21	CAD	29,501	USD	23,185	(102)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	93

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	10/12/21	DKK	60,382	USD	9,594	$181

Brown Brothers Harriman	10/12/21	DKK	456	USD	71	–

Brown Brothers Harriman	10/12/21	SEK	71,685	USD	8,310	115

Brown Brothers Harriman	10/12/21	SEK	231	USD	26	–

Brown Brothers Harriman	10/12/21	HKD	101,565	USD	13,062	14

Brown Brothers Harriman	10/12/21	HKD	1,090	USD	140	–

Brown Brothers Harriman	10/12/21	JPY	5,619,206	USD	50,932	565

Brown Brothers Harriman	10/12/21	JPY	22,708	USD	204	–

						$2,147

Percentages are based on a Net Assets of $1,010,554 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $12,892 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $13,534 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX- Tokyo Price Index

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	673,349	314,016	–	987,365
Preferred Stock	–	3,818	–	3,818
Affiliated Partnership	–	13,534	–	13,534
Cash Equivalent	9,489	–	–	9,489

Total Investments in Securities	682,838	331,368	–	1,014,206

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	12	–	–	12
Unrealized Depreciation	(194)	–	–	(194)
Forwards Contracts *
Unrealized Appreciation	–	2,370	–	2,370
Unrealized Depreciation	–	(223)	–	(223)

Total Other Financial Instruments	(182)	2,147	–	1,965

* Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

94	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 11,893	$ 157,359	$ (155,713)	$ (4)	$ (1)	$ 13,534	13,532,564	$ 92	$ —
SEI Daily Income Trust, Government Fund, Cl F	15,236	167,904	(173,651)	—	—	9,489	9,489,062	1	—

Totals	$ 27,129	$ 325,263	$ (329,364)	$ (4)	$ (1)	$ 23,023		$ 93	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	95

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Communication Services — 3.3%
Other Securities	3.3%		$33,020

Consumer Discretionary — 7.2%
AutoZone Inc *	1.7	10,000	16,980
eBay Inc	1.0	140,400	9,782
McDonald’s Corp	0.6	26,822	6,467
Target Corp, Cl A	1.8	82,019	18,764
Toyota Motor Corp ADR (A)	0.7	38,500	6,843
Other Securities	1.4		13,698

			72,534

Consumer Staples — 13.9%
Costco Wholesale Corp	0.9	21,156	9,506
Hershey Co/The	0.6	35,196	5,957
Kroger Co/The	1.8	439,764	17,780
McCormick & Co Inc/MD	0.6	79,237	6,421
PepsiCo Inc	0.8	56,305	8,469
Tyson Foods Inc, Cl A	1.4	183,000	14,446
Walmart Inc	3.1	224,473	31,287
Other Securities	4.7		46,095

			139,961

Energy — 0.4%
Other Securities	0.4		3,748

Financials — 11.4%
Allstate Corp/The	0.8	65,446	8,332
Berkshire Hathaway Inc, Cl B *	1.8	64,800	17,686
Everest Re Group Ltd	1.0	39,096	9,804
Progressive Corp/The	1.0	115,800	10,467
Travelers Cos Inc/The	1.3	83,472	12,689
Other Securities	5.5		55,819

			114,797

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 19.3%
Anthem Inc	1.6%	44,047	$16,421
Bristol-Myers Squibb Co	0.9	154,912	9,166
Eli Lilly & Co	2.2	95,629	22,095
Humana Inc	1.2	29,910	11,640
Johnson & Johnson	2.7	170,215	27,490
Merck & Co Inc	1.9	250,402	18,808
Pfizer Inc	1.8	422,234	18,160
Quest Diagnostics Inc	0.7	50,752	7,375
UnitedHealth Group Inc	1.4	35,650	13,930
Other Securities	4.9		48,377

			193,462

Industrials — 10.6%
General Dynamics Corp	0.6	30,100	5,900
Lockheed Martin Corp	0.8	23,421	8,083
Northrop Grumman Corp	1.4	37,847	13,631
Raytheon Technologies Corp	1.2	135,100	11,613
Republic Services Inc	1.7	146,100	17,541
Waste Management Inc	1.8	124,467	18,590
Other Securities	3.1		30,718

			106,076

Information Technology — 21.2%
Amdocs Ltd	1.7	227,100	17,194
Apple Inc	4.3	303,048	42,881
Atlassian Corp PLC, Cl A *	0.6	15,315	5,995
Cisco Systems Inc/Delaware	1.8	330,635	17,997
Intel Corp	1.6	307,300	16,373
Microsoft Corp	2.6	92,212	25,996
Motorola Solutions Inc	2.0	87,963	20,436
Oracle Corp, Cl B	2.1	235,885	20,553
Synopsys Inc *	1.2	41,600	12,455
Other Securities	3.3		32,826

			212,706

Materials — 3.2%
Avery Dennison Corp	0.7	31,600	6,548
Sealed Air Corp	0.7	136,300	7,468
Other Securities	1.8		18,641

			32,657

Real Estate — 0.4%
Other Securities ‡	0.4		3,685

Utilities — 7.2%
Ameren Corp	0.6	74,283	6,017
American Electric Power Co Inc	0.6	76,728	6,229
Entergy Corp	0.7	72,700	7,220
Eversource Energy	0.7	83,105	6,795
NextEra Energy Inc	0.9	116,564	9,153
Public Service Enterprise Group Inc	1.1	183,544	11,178

96	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WEC Energy Group Inc	0.7%	77,148	$6,804
Other Securities	1.9		18,746

			72,142

Total Common Stock (Cost $471,078) ($ Thousands)			984,788

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P.
0.010% **†(B)	0.5	4,918,716	4,919

Total Affiliated Partnership (Cost $4,919) ($ Thousands)			4,919

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	1.8	18,449,576	18,450

Total Cash Equivalent (Cost $18,450) ($ Thousands)			18,450

Total Investments in Securities — 100.4% (Cost $494,447)($ Thousands)			$1,008,157

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	43	Dec-2021	$9,559	$9,240	$(319)

Percentages are based on a Net Assets of $1,004,080 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $4,622 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $4,919 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	984,788	–	–	984,788
Affiliated Partnership	–	4,919	–	4,919
Cash Equivalent	18,450	–	–	18,450

Total Investments in Securities	1,003,238	4,919	–	1,008,157

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(319)	–	–	(319)

Total Other Financial Instruments	(319)	–	–	(319)

* Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	97

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Managed Volatility Fund  (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 3,411	$ 33,683	$ (32,174)	$ —	$ (1)	$ 4,919	4,918,716	$ 7	$ —
SEI Daily Income Trust, Government Fund, Cl F	14,794	179,841	(176,185)	—	—	18,450	18,449,576	2	—

Totals	$ 18,205	$ 213,524	$ (208,359)	$ —	$ (1)	$ 23,369		$ 9	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

98	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.6%

Australia — 4.8%
Aurizon Holdings Ltd	0.5%	682,835	$1,858
Other Securities	4.3		16,983
			18,841

Austria — 1.2%
Other Securities	1.2		4,728

Belgium — 1.2%
Etablissements Franz Colruyt	0.6	45,936	2,340
Other Securities	0.6		2,436
			4,776

Canada — 2.2%
Canadian Tire Corp Ltd, Cl A	0.6	17,347	2,427
Other Securities (A)	1.6		6,447
			8,874

Denmark — 3.0%
Other Securities	3.0		11,809

Finland — 1.8%
Kesko Oyj, Cl B	0.5	61,076	2,108
Other Securities	1.3		4,855
			6,963

France — 8.1%
Carrefour SA	1.0	215,049	3,867
Cie Generale des Etablissements Michelin SCA	0.7	17,959	2,754
Hermes International	0.5	1,456	2,012
Orange SA	0.9	335,795	3,633
Sanofi	1.6	66,653	6,410
Other Securities (A)	3.4		13,215
			31,891

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Germany — 5.8%
Deutsche Post AG	0.7%	41,479	$2,610
Deutsche Telekom AG	0.9	184,690	3,711
Henkel AG & Co KGaA	0.3	15,758	1,358
Merck KGaA	0.9	17,019	3,695
Uniper SE	0.6	52,457	2,185
Other Securities	2.4		9,533
			23,092

Hong Kong — 3.7%
CLP Holdings Ltd, Cl B	0.5	226,000	2,174
HKT Trust & HKT Ltd	0.5	1,380,000	1,886
VTech Holdings Ltd	0.6	299,500	2,182
Other Securities	2.1		8,329
			14,571

Ireland — 0.5%
Other Securities	0.5		1,982

Israel — 0.6%
Other Securities	0.6		2,333

Italy — 1.8%
Other Securities	1.8		7,140

Japan — 25.5%
Canon Inc	0.6	104,200	2,543
ITOCHU Corp (A)	0.9	124,300	3,615
Itochu Enex Co Ltd	0.2	79,700	717
Japan Tobacco Inc	0.6	119,500	2,339
Kamigumi Co Ltd	0.5	87,400	1,836
KDDI Corp	1.4	169,900	5,592
Lawson Inc	0.5	38,000	1,860
Mitsubishi Shokuhin Co Ltd	0.2	37,300	964
Mizuho Financial Group Inc (A)	0.5	149,580	2,113
Nippo Corp	0.5	57,200	2,048
Nippon Telegraph & Telephone Corp (A)	1.6	231,300	6,376
Nitto Fuji Flour Milling Co Ltd	0.1	8,000	237
Okinawa Cellular Telephone Co	0.0	3,100	151
Softbank Corp	0.6	162,500	2,199
Toyota Motor Corp	0.7	145,000	2,567
Yamada Denki Co Ltd	0.7	612,400	2,573
Other Securities ‡(A)	15.9		63,298
			101,028

Netherlands — 3.6%
Koninklijke Ahold Delhaize NV	1.7	203,347	6,766
NN Group NV	0.8	62,608	3,272
Other Securities (A)	1.1		4,182
			14,220

SEI Institutional Managed Trust / Annual Report / September 30, 2021	99

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 0.9%
Other Securities	0.9%		$3,430

Norway — 1.0%
Other Securities	1.0		4,142

Portugal — 0.6%
Other Securities	0.6		2,458

Singapore — 2.7%
DBS Group Holdings Ltd	0.7	125,500	2,778
Jardine Cycle & Carriage Ltd	0.5	130,200	1,845
Other Securities ‡	1.5		5,990

			10,613

Spain — 2.2%
Cia de Distribucion Integral Logista Holdings	0.4	81,284	1,716
Endesa SA	0.6	109,975	2,219
Other Securities	1.2		4,632

			8,567

Sweden — 2.2%
ICA Gruppen AB	0.6	48,631	2,234
Swedish Match	0.5	213,548	1,871
Other Securities	1.1		4,594

			8,699

Switzerland — 9.0%
Berner Kantonalbank AG	0.0	473	105
BKW AG	0.5	19,125	2,068
Chocoladefabriken Lindt & Spruengli AG Participation	0.4	130	1,452
Chocoladefabriken Lindt & Spruengli AG	0.2	5	589
Novartis AG	0.7	32,351	2,647
Roche Holding	0.0	262	108
Roche Holding AG	2.3	25,339	9,255
Swiss Life Holding AG	0.6	4,709	2,379
Swisscom AG	1.0	6,786	3,907
Other Securities	3.3		13,209

			35,719

United Kingdom — 12.2%
BAE Systems PLC	0.7	342,600	2,602
GlaxoSmithKline PLC	1.5	304,859	5,752
Imperial Brands PLC	0.8	149,376	3,135
J Sainsbury PLC	0.6	652,804	2,510
Kingfisher PLC	0.7	609,638	2,756
Tate & Lyle PLC	0.8	343,909	3,215
Tesco	0.5	616,580	2,102

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United Kingdom (continued)
Wm Morrison Supermarkets PLC	0.8%	792,496	$3,144
Other Securities	5.8		22,904

			48,120

United States — 1.0%
Other Securities	1.0		3,904

Total Common Stock (Cost $305,457) ($ Thousands)			377,900

PREFERRED STOCK — 0.8%

Germany — 0.8%
Henkel AG & Co KGaA (B)	0.4	15,857	1,468
Other Securities (B)	0.4		1,812

Total Preferred Stock (Cost $3,235) ($ Thousands)			3,280

AFFILIATED PARTNERSHIP — 5.0%
SEI Liquidity Fund, L.P.
0.010% **†(C)	5.0	19,942,390	19,946

Total Affiliated Partnership (Cost $19,946) ($ Thousands)			19,946

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	2.1	8,193,408	8,193

Total Cash Equivalent (Cost $8,193) ($ Thousands)			8,193

Total Investments in Securities — 103.5% (Cost $336,831)($ Thousands)			$409,319

100	SEI Institutional Managed Trust / Annual Report / September 30, 2021

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	51	Dec-2021	$ 2,496	$2,393	$(60)
FTSE 100 Index	11	Dec-2021	1,061	1,049	10
Hang Seng Index	1	Oct-2021	155	157	3
SPI 200 Index	6	Dec-2021	793	790	1
TOPIX Index	9	Dec-2021	1,687	1,638	(27)

			$ 6,192	$6,027	$(73)

Percentages are based on a Net Assets of $395,483 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021, was $18,961 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $19,946 ($ Thousands).

Cl — Class

FTSE— Financial Times Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

SPI — Share Price Index

TOPIX- Tokyo Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii)

on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	17,771	360,129	—	377,900
Affiliated Partnership	—	19,946	—	19,946
Cash Equivalent	8,193	—	—	8,193
Preferred Stock	—	3,280	—	3,280

Total Investments in Securities	25,964	383,355	—	409,319

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	14	–	–	14
Unrealized Depreciation	(87)	–	–	(87)

Total Other Financial Instruments	(73)	–	–	(73)

*	Futures contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in to or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 8,302	$116,899	$(105,255)	$—	$—	$19,946	19,942,390	$151	$—
SEI Daily Income Trust, Government Fund, Cl F	2,764	38,265	(32,836)	—	—	8,193	8,193,408	1	—

Totals	$ 11,066	$ 155,164	$ (138,091)	$—	$—	$ 28,139		$ 152	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	101

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Real Estate Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Real Estate — 98.1%
Acadia Realty Trust ‡	1.3%	66,700	$1,361
American Campus Communities Inc ‡	2.6	54,711	2,651
American Homes 4 Rent, Cl A ‡	0.5	14,137	539
American Tower Corp, Cl A ‡	4.1	15,990	4,244
Americold Realty Trust ‡	0.5	19,260	559
AvalonBay Communities Inc ‡	4.0	18,670	4,138
Brandywine Realty Trust ‡	0.5	40,711	546
Brixmor Property Group Inc ‡	2.7	125,560	2,776
Cousins Properties Inc ‡	1.4	38,110	1,421
Digital Realty Trust Inc, Cl A ‡	3.0	21,250	3,070
Diversified Healthcare Trust ‡	0.3	81,870	278
Duke Realty Corp ‡	3.1	65,870	3,153
Empire State Realty Trust Inc, Cl A ‡	0.5	50,030	502
Equinix Inc ‡	8.4	11,010	8,699
Equity Residential ‡	3.9	49,960	4,043
Essex Property Trust Inc ‡	1.9	6,029	1,928
Extra Space Storage Inc ‡	1.8	10,920	1,834
First Industrial Realty Trust Inc ‡	0.9	18,296	953
Healthpeak Properties Inc ‡	0.5	16,500	552
Host Hotels & Resorts Inc ‡	2.0	123,430	2,016
Hudson Pacific Properties Inc ‡	0.9	37,250	979
Independence Realty Trust ‡	0.4	21,535	438
Invitation Homes Inc ‡	4.4	117,708	4,512
JBG SMITH Properties ‡	1.2	43,460	1,287
Kilroy Realty Corp ‡	1.5	24,017	1,590
Life Storage Inc ‡	3.0	27,036	3,102
Medical Properties Trust Inc ‡	1.0	51,070	1,025
Mid-America Apartment Communities Inc ‡	1.6	8,580	1,602
Omega Healthcare Investors Inc ‡	0.4	14,573	437
Paramount Group Inc ‡	0.2	28,484	256
Park Hotels & Resorts Inc ‡	0.8	45,908	879
Phillips Edison & Co Inc ‡	0.5	18,350	563
Piedmont Office Realty Trust Inc, Cl A ‡	0.5	29,200	509
Prologis Inc ‡	8.2	67,320	8,444
Public Storage ‡	3.7	12,769	3,794
Retail Opportunity Investments Corp ‡	0.4	25,888	451
Retail Properties of America Inc, Cl A ‡	1.0	81,680	1,052
Rexford Industrial Realty Inc ‡	1.9	33,710	1,913

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
RPT Realty ‡	0.7%	52,913	$675
Sabra Health Care Inc ‡	1.0	69,280	1,020
SBA Communications Corp, Cl A ‡	1.8	5,560	1,838
Simon Property Group Inc ‡	3.2	25,540	3,319
SITE Centers Corp ‡	0.2	15,555	240
SL Green Realty ‡	1.1	15,960	1,131
Sun Communities Inc ‡	3.1	17,430	3,226
UDR Inc ‡	2.6	49,959	2,647
Ventas Inc ‡	3.5	64,552	3,564
VICI Properties Inc ‡	0.6	23,541	669
Welltower Inc ‡	3.6	45,250	3,729
Xenia Hotels & Resorts Inc ‡	1.0	55,949	992
Other Securities ‡	0.2		224

Total Common Stock (Cost $71,858) ($ Thousands)			101,370

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	2.1	2,210,490	2,210

Total Cash Equivalent (Cost $2,210) ($ Thousands)			2,210

Total Investments in Securities — 100.2% (Cost $74,068)($ Thousands)			$103,580

Percentages are based on a Net Assets of $103,331 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

As of September 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

102	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 1,153	$ 36,801	$ (35,744)	$ —	$ —	$ 2,210	2,210,490	$ —	$—

Amounts designated as “-” are either $0 or have been rounded to be $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	103

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 33.4%
U.S. Treasury Bills (A)
0.046%, 01/20/2022	$4,830	$4,830
0.046%, 01/27/2022	72,165	72,154
0.045%, 02/03/2022	4,010	4,009
0.045%, 02/10/2022	8,590	8,589
0.042%, 01/06/2022	5,955	5,955
0.041%, 12/21/2021	9,910	9,910
0.037%, 12/09/2021	48,635	48,632
0.036%, 12/14/2021	11,960	11,959
0.025%, 10/05/2021	13,540	13,540
U.S. Treasury Bonds
2.875%, 05/15/2049	990	1,158
2.500%, 02/15/2045	2,479	2,677
2.381%, 05/15/2049 (A)	5,380	2,999
2.375%, 05/15/2051	38,597	41,190
2.250%, 05/15/2041	20,983	21,819
2.250%, 08/15/2049	1,590	1,648
2.000%, 02/15/2050	4,840	4,755
2.000%, 08/15/2051 (L)	91,065	89,457
1.875%, 02/15/2041	9,413	9,207
1.875%, 02/15/2051	10,430	9,946
1.750%, 08/15/2041	74,330	71,055
1.625%, 11/15/2050	13,877	12,467
1.375%, 11/15/2040	15,365	13,802
1.375%, 08/15/2050	40,501	34,176
1.250%, 05/15/2050	40,180	32,871
1.125%, 05/15/2040	13,102	11,325
1.125%, 08/15/2040	16,784	14,443

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Securities
1.375%, 02/15/2044	$2,027	$2,781
0.125%, 02/15/2051	3,067	3,359
U.S. Treasury Notes
2.125%, 05/15/2025	7,842	8,241
2.000%, 02/15/2022	8,164	8,223
1.875%, 02/28/2022	11,021	11,104
1.750%, 11/30/2021	937	940
1.750%, 02/28/2022	662	667
1.625%, 05/15/2031	6,420	6,495
1.500%, 11/30/2024	6,136	6,316
1.250%, 03/31/2028	260	260
1.250%, 04/30/2028	22,020	22,004
1.250%, 05/31/2028	9,290	9,277
1.250%, 06/30/2028	4,310	4,301
1.250%, 09/30/2028	53,845	53,618
1.250%, 08/15/2031	93,890	91,616
1.125%, 08/31/2028	17,830	17,618
1.000%, 07/31/2028	8,090	7,933
0.875%, 06/30/2026	10,802	10,764
0.875%, 09/30/2026	109,701	109,110
0.750%, 04/30/2026	11,680	11,590
0.750%, 05/31/2026	15,770	15,638
0.750%, 08/31/2026	74,795	73,994
0.750%, 01/31/2028	25,600	24,859
0.625%, 07/31/2026	34,375	33,824
0.625%, 12/31/2027	2,090	2,016
0.500%, 02/28/2026	13,031	12,811
0.500%, 08/31/2027	7,641	7,354
0.375%, 04/15/2024	1,235	1,234
0.375%, 08/15/2024	7,319	7,293
0.375%, 09/15/2024	34,378	34,230
0.375%, 11/30/2025	12,794	12,550
0.375%, 12/31/2025	13,987	13,705
0.375%, 01/31/2026	8,941	8,749
0.250%, 09/30/2023	78,273	78,212
0.250%, 11/15/2023	120	120
0.250%, 05/31/2025	2,280	2,242
0.250%, 06/30/2025	360	354
0.250%, 08/31/2025	5,837	5,718
0.250%, 09/30/2025	70	68
0.250%, 10/31/2025	11,195	10,938
0.125%, 05/31/2022	3,212	3,213
0.125%, 07/31/2022	40	40
0.125%, 09/30/2022	4,853	4,854
0.125%, 10/31/2022	11,250	11,251
0.125%, 12/31/2022	12,843	12,839
0.125%, 03/31/2023	14,403	14,389
0.125%, 05/31/2023	7,712	7,700
0.125%, 07/31/2023 (B)	86,655	86,469
0.125%, 08/31/2023	101,338	101,069

104	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 01/15/2024	$12,645	$12,577

Total U.S. Treasury Obligations (Cost $1,560,062) ($ Thousands)		1,541,100

MORTGAGE-BACKED SECURITIES — 30.3%

Agency Mortgage-Backed Obligations — 25.6%
FHLMC
7.500%, 05/01/2031 to 02/01/2038	256	287
7.000%, 05/01/2024 to 03/01/2039	86	100
6.500%, 10/01/2031 to 09/01/2039	153	174
6.000%, 10/01/2021 to 09/01/2038	203	239
5.500%, 01/01/2024 to 08/01/2037	121	136
5.000%, 05/01/2033 to 03/01/2049	6,069	6,781
4.500%, 04/01/2035 to 03/01/2050	5,721	6,271
4.000%, 01/01/2035 to 09/01/2051	21,140	23,227
3.500%, 04/01/2033 to 09/01/2051	58,048	62,766
3.000%, 03/01/2031 to 10/01/2051	37,451	39,731
2.500%, 10/01/2031 to 09/01/2051	11,866	12,393
2.000%, 03/01/2036 to 06/01/2051	12,439	12,621
1.466%, 07/15/2031 (A)	265	222
1.324%, 03/15/2031 (A)	1,295	1,094
FHLMC ARM
2.820%, VAR ICE LIBOR USD 12 Month + 1.641%, 05/01/2049	496	513
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	82	86
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	19	24
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	232	265
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	622	724
FHLMC CMO, Ser 2007-3281, Cl AI, IO
6.346%, 02/15/2037 (D)	49	10
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	117	136
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	1	1
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.946%, 05/15/2038 (D)	12	2
FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.146%, 01/15/2040 (D)	32	6
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.866%, 10/15/2041 (D)	303	48
FHLMC CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	1,317	1,369
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	330	348
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	240	14

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-4054, Cl SA, IO
5.966%, 08/15/2039 (D)	$477	$88
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	382	21
FHLMC CMO, Ser 2013-4174, Cl SA, IO
6.116%, 05/15/2039 (D)	26	–
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	63	7
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.166%, 09/15/2042 (D)	257	33
FHLMC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	385	396
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	88	91
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	172	8
FHLMC CMO, Ser 2014-328, Cl S4, IO
1.807%, 02/15/2038 (D)	16	1
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.916%, 05/15/2044 (D)	56	10
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.643%, 04/15/2041 (D)	179	10
FHLMC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	691	708
FHLMC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	418	426
FHLMC CMO, Ser 2016-353, Cl S1, IO
5.916%, 12/15/2046 (D)	382	67
FHLMC CMO, Ser 2016-4639, Cl HZ
3.250%, 04/15/2053	1,759	1,909
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	1,812	1,920
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	172	174
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	1,584	1,641
FHLMC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	232	246
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	628	667
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	285	294
FHLMC CMO, Ser 2018-4818, Cl CA
3.000%, 04/15/2048	672	700
FHLMC CMO, Ser 2018-4846, Cl PF
0.434%, VAR ICE LIBOR USD 1 Month + 0.350%, 12/15/2048	117	116
FHLMC CMO, Ser 2018-4846, Cl PA
4.000%, 06/15/2047	136	139
FHLMC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	879	934

SEI Institutional Managed Trust / Annual Report / September 30, 2021	105

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	$1,080	$169
FHLMC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	332	44
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	829	122
FHLMC CMO, Ser 2020-5012, Cl BI, IO
4.000%, 09/25/2050	4,198	609
FHLMC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	381	55
FHLMC CMO, Ser 2020-5018, Cl IO, IO
3.500%, 10/25/2050	2,387	392
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	567	73
FHLMC CMO, Ser 2020-5018, Cl IH, IO
3.500%, 10/25/2050	1,348	222
FHLMC CMO, Ser 2020-5038, Cl IJ, IO
4.000%, 11/25/2050	3,451	512
FHLMC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	182	23
FHLMC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	769	122
FHLMC CMO, Ser 2021-5070, Cl DI, IO
4.000%, 02/25/2051	3,328	511
FHLMC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	1,666	1,663
FHLMC CMO, Ser 2021-5092, Cl DT
1.500%, 11/25/2049	1,810	1,817
FHLMC CMO, Ser 2021-5119, Cl AB
1.500%, 08/25/2049	689	693
FHLMC Multiclass Certificates Series, Ser P009, Cl A2
1.878%, 01/25/2031	500	512
FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Cl X1, IO
1.814%, 04/25/2030 (D)	1,298	160
FHLMC Multifamily Structured Pass Through Certificates, Ser K741, Cl X1, IO
0.657%, 12/25/2027 (D)	2,999	97
FHLMC Multifamily Structured Pass Through Certificates, Ser K743, Cl X1, IO
1.028%, 05/25/2028 (D)	4,000	226
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.546%, 10/25/2021 (D)	3	–
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.188%, 05/25/2023 (D)	30,965	49
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025 (D)	280	303

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.741%, 03/25/2027 (D)	$4,703	$141
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
1.015%, 06/25/2029 (D)	1,995	121
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.283%, 06/25/2029 (D)	4,850	398
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.372%, 06/25/2029 (D)	700	62
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.037%, 08/25/2023 (D)	6,591	96
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.437%, 07/25/2026 (D)	1,038	54
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.340%, 06/25/2027 (D)	1,563	74
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	600	650
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	347
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	580	620
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
2.386%, VAR ICE LIBOR USD 1 Month + 2.300%, 01/25/2050 (E)	590	590
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
4.736%, VAR ICE LIBOR USD 1 Month + 4.650%, 10/25/2028	230	239
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
1.631%, 10/25/2037 (D)	84	83
FNMA
7.500%, 10/01/2037 to 04/01/2039	95	115
7.000%, 09/01/2026 to 02/01/2039	373	425
6.500%, 05/01/2027 to 05/01/2040	135	153
6.000%, 02/01/2023 to 07/01/2041	1,435	1,668
5.500%, 02/01/2035 to 09/01/2056	4,340	4,989
5.000%, 07/01/2033 to 03/01/2050	20,194	22,628
4.500%, 04/01/2025 to 08/01/2058	31,768	35,058
4.200%, 01/01/2029	775	871
4.000%, 09/01/2033 to 08/01/2059	44,758	49,016
3.820%, 07/01/2027	114	127
3.790%, 12/01/2025	1,465	1,563

106	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.734%, 02/01/2048 (D)	$241	$270
3.500%, 05/01/2033 to 09/01/2051	45,232	48,661
3.160%, 05/01/2029	184	202
3.020%, 06/01/2024 to 05/01/2026	1,540	1,574
3.000%, 12/01/2031 to 07/01/2060	70,893	75,214
2.900%, 11/01/2029	500	543
2.820%, 07/01/2027	570	611
2.790%, 08/01/2029	1,200	1,295
2.500%, 03/01/2035 to 09/01/2051	49,657	52,080
2.455%, 04/01/2040	1,920	1,992
2.260%, 04/01/2030	680	713
2.000%, 05/01/2031 to 07/01/2051	34,983	35,344
1.850%, 09/01/2035	605	610
1.500%, 12/01/2035 to 03/01/2036	280	284
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.514%, 09/25/2022 (D)	6,375	11
FNMA ACES, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (D)	945	998
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (D)	320	344
FNMA ARM
2.684%, VAR ICE LIBOR USD 12 Month + 1.585%, 01/01/2046	1,265	1,319
2.439%, VAR ICE LIBOR USD 12 Month + 1.578%, 06/01/2045	407	423
2.013%, VAR 12 Month Treas Avg + 1.927%, 11/01/2035	268	280
1.961%, VAR 12 Month Treas Avg + 1.790%, 11/01/2035	56	58
1.925%, VAR 12 Month Treas Avg + 1.855%, 10/01/2035	264	275
1.922%, VAR 12 Month Treas Avg + 1.845%, 10/01/2035	54	56
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	122	129
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	148	153
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	156	178
FNMA CMO, Ser 2006-112, Cl ST, IO
6.614%, 11/25/2036 (D)	386	63
FNMA CMO, Ser 2008-22, Cl SI, IO
6.344%, 03/25/2037 (D)	27	–
FNMA CMO, Ser 2009-103, Cl MB
2.005%, 12/25/2039 (D)	26	27
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	584	544
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	1,151	1,325
FNMA CMO, Ser 2011-87, Cl SG, IO
6.464%, 04/25/2040 (D)	103	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-96, Cl SA, IO
6.464%, 10/25/2041 (D)	$656	$124
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	30	1
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	158	6
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	19	–
FNMA CMO, Ser 2012-133, Cl CS, IO
6.064%, 12/25/2042 (D)	176	32
FNMA CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	451	454
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	12	13
FNMA CMO, Ser 2012-35, Cl SC, IO
6.414%, 04/25/2042 (D)	106	21
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	149	174
FNMA CMO, Ser 2012-70, Cl YS, IO
6.564%, 02/25/2041 (D)	9	–
FNMA CMO, Ser 2012-74, Cl SA, IO
6.564%, 03/25/2042 (D)	192	31
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	15	14
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	30	28
FNMA CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	1,518	1,533
FNMA CMO, Ser 2013-111, Cl PL
2.000%, 12/25/2042	375	386
FNMA CMO, Ser 2013-124, Cl SB, IO
5.864%, 12/25/2043 (D)	294	56
FNMA CMO, Ser 2013-126, Cl CS, IO
6.064%, 09/25/2041 (D)	211	24
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	7,282
FNMA CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	523	536
FNMA CMO, Ser 2013-54, Cl BS, IO
6.064%, 06/25/2043 (D)	115	24
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	49	3
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	282	18
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	1,337	1,526
FNMA CMO, Ser 2013-9, Cl SA, IO
6.064%, 03/25/2042 (D)	236	36
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	178	211
FNMA CMO, Ser 2014-47, Cl AI, IO
1.692%, 08/25/2044 (D)	121	7

SEI Institutional Managed Trust / Annual Report / September 30, 2021	107

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2014-73, Cl MA
2.500%, 11/25/2044	$302	$313
FNMA CMO, Ser 2015-55, Cl IO, IO
1.433%, 08/25/2055 (D)	341	15
FNMA CMO, Ser 2015-56, Cl AS, IO
6.064%, 08/25/2045 (D)	40	10
FNMA CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	1,827	1,880
FNMA CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	168	172
FNMA CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	1,840	1,908
FNMA CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	3,485	3,517
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	704	737
FNMA CMO, Ser 2017-76, Cl SB, IO
6.014%, 10/25/2057 (D)	1,107	227
FNMA CMO, Ser 2017-85, Cl SC, IO
6.114%, 11/25/2047 (D)	351	63
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	1,246	1,323
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	287	305
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	1,118	1,164
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	621	642
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	371	385
FNMA CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	1,222	1,290
FNMA CMO, Ser 2019-35, Cl A
3.000%, 07/25/2049	483	503
FNMA CMO, Ser 2019-79, Cl FA
0.586%, VAR ICE LIBOR USD 1 Month + 0.500%, 01/25/2050	1,809	1,823
FNMA CMO, Ser 2020-101, Cl IA, IO
3.500%, 01/25/2051	4,232	608
FNMA CMO, Ser 2020-25, Cl BI, IO
3.500%, 01/25/2047	914	126
FNMA CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	410	381
FNMA CMO, Ser 2020-48, Cl DA
2.000%, 07/25/2050	2,200	2,231
FNMA CMO, Ser 2020-48, Cl AB
2.000%, 07/25/2050	693	708
FNMA CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	633	101
FNMA CMO, Ser 2020-57, Cl NI, IO
2.500%, 08/25/2050	374	54

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2020-64, Cl IB, IO
4.000%, 09/25/2050	$1,356	$202
FNMA CMO, Ser 2020-65, Cl DI, IO
4.000%, 09/25/2050	1,514	249
FNMA CMO, Ser 2020-65, Cl EI, IO
4.000%, 09/25/2050	2,198	386
FNMA CMO, Ser 2020-65, Cl JI, IO
4.000%, 09/25/2050	2,635	472
FNMA CMO, Ser 2020-84, Cl ID, IO
3.500%, 12/25/2050	1,249	193
FNMA CMO, Ser 2020-99, Cl IA, IO
3.500%, 09/25/2049	766	130
FNMA CMO, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	193	28
FNMA CMO, Ser 2021-27, Cl EC
1.500%, 05/25/2051	2,633	2,648
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
2.686%, VAR ICE LIBOR USD 1 Month + 2.600%, 05/25/2024	506	512
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
3.086%, VAR ICE LIBOR USD 1 Month + 3.000%, 07/25/2024	1,838	1,870
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
2.436%, VAR ICE LIBOR USD 1 Month + 2.350%, 01/25/2031	2,138	2,169
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1B1
4.336%, VAR ICE LIBOR USD 1 Month + 4.250%, 01/25/2031	540	568
FNMA Interest CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	656	111
FNMA Interest CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	269	39
FNMA Interest CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	163	16
FNMA Interest CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	213	12
FNMA Interest CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	881	935
FNMA Interest CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	1,329	1,433
FNMA Interest CMO, Ser 2018-424, Cl C11, IO
3.500%, 02/25/2048	1,600	261
FNMA TBA
5.000%, 10/15/2051	2,970	3,265
4.500%, 10/15/2051	1,888	2,042
4.000%, 10/15/2051	721	772

108	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
3.500%, 10/15/2051	$1,828	$1,934
3.000%, 10/15/2051 to 11/15/2051	6,365	6,658
2.500%, 10/15/2027 to 11/15/2051	161,956	166,729
2.000%, 10/15/2036 to 12/15/2051	200,190	201,804
1.500%, 10/15/2036 to 11/15/2036	17,200	17,351
FNMA, Ser 2014-M8, Cl X2, IO
0.400%, 06/25/2024 (D)	5,309	55
FNMA, Ser M15, Cl 1A2
3.700%, 01/25/2036	100	114
FNMA, Ser M36, Cl X1, IO
1.560%, 09/25/2034 (D)	596	61
FNMA, Ser M4, Cl A2
3.610%, 02/25/2031	190	219
FNMA, Ser M5, Cl A2
3.273%, 02/25/2029	230	254
FNMA, Ser M6, Cl A
2.500%, 10/25/2037	93	97
FNMA, Ser M8, Cl A2
3.061%, 05/25/2027 (D)	200	217
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (E)	10,633	8
FREMF Mortgage Trust, Ser 2019-KF58, Cl B
2.233%, VAR ICE LIBOR USD 1 Month + 2.150%, 01/25/2026 (E)	1,159	1,160
FRESB Mortgage Trust, Ser 2017-SB42, Cl A10F
2.960%, 10/25/2027 (D)	194	200
GNMA
8.000%, 11/15/2029 to 09/15/2030	33	36
7.500%, 03/15/2029 to 10/15/2037	49	57
7.000%, 09/15/2031	18	21
6.500%, 07/15/2028 to 12/15/2035	961	1,097
6.000%, 12/15/2028 to 10/20/2040	1,700	1,963
5.511%, 07/20/2060 (D)	1	1
5.000%, 12/20/2039 to 03/20/2049	8,685	9,469
4.700%, 09/20/2061 (D)	100	107
4.500%, 04/20/2041 to 12/20/2050	10,112	10,921
4.409%, 01/20/2069 (D)	17	18
4.000%, 06/20/2047 to 11/20/2050	15,296	16,398
3.631%, 04/20/2063 (D)	61	63
3.500%, 01/20/2046 to 11/20/2050	16,812	17,837
3.000%, 09/15/2042 to 01/20/2050	10,204	10,778
2.500%, 12/20/2050 to 09/20/2051	16,641	17,219
2.000%, 02/20/2034 to 03/20/2051	2,116	2,153
GNMA CMO, Ser 2007-17, Cl IB, IO
6.163%, 04/20/2037 (D)	337	56
GNMA CMO, Ser 2007-51, Cl SG, IO
6.493%, 08/20/2037 (D)	43	6
GNMA CMO, Ser 2007-78, Cl SA, IO
6.445%, 12/16/2037 (D)	411	56

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2009-66, Cl XS, IO
6.715%, 07/16/2039 (D)	$266	$33
GNMA CMO, Ser 2010-4, Cl NS, IO
6.305%, 01/16/2040 (D)	2,778	517
GNMA CMO, Ser 2010-85, Cl HS, IO
6.563%, 01/20/2040 (D)	14	1
GNMA CMO, Ser 2010-H11, Cl FA
1.088%, VAR ICE LIBOR USD 1 Month + 1.000%, 06/20/2060	361	366
GNMA CMO, Ser 2010-H27, Cl FA
0.470%, VAR ICE LIBOR USD 1 Month + 0.380%, 12/20/2060	986	987
GNMA CMO, Ser 2010-H28, Cl FE
0.490%, VAR ICE LIBOR USD 1 Month + 0.400%, 12/20/2060	366	367
GNMA CMO, Ser 2011-H08, Cl FD
0.590%, VAR ICE LIBOR USD 1 Month + 0.500%, 02/20/2061	178	179
GNMA CMO, Ser 2011-H08, Cl FG
0.570%, VAR ICE LIBOR USD 1 Month + 0.480%, 03/20/2061	359	360
GNMA CMO, Ser 2011-H09, Cl AF
0.590%, VAR ICE LIBOR USD 1 Month + 0.500%, 03/20/2061	277	278
GNMA CMO, Ser 2012-141, Cl WA
4.537%, 11/16/2041 (D)	219	243
GNMA CMO, Ser 2012-34, Cl SA, IO
5.963%, 03/20/2042 (D)	321	71
GNMA CMO, Ser 2012-43, Cl SN, IO
6.515%, 04/16/2042 (D)	56	12
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	44	–
GNMA CMO, Ser 2012-98, Cl SA, IO
6.015%, 08/16/2042 (D)	141	26
GNMA CMO, Ser 2012-H25, Cl FA
0.790%, VAR ICE LIBOR USD 1 Month + 0.700%, 12/20/2061	6	6
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.744%, VAR ICE LIBOR USD 1 Month + 0.000%, 10/20/2062	831	38
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	132	12
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	343	48
GNMA CMO, Ser 2014-5, Cl SP, IO
6.065%, 06/16/2043 (D)	132	11
GNMA CMO, Ser 2014-H10, Cl TA
0.690%, VAR ICE LIBOR USD 1 Month + 0.600%, 04/20/2064	468	473
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	94	15

SEI Institutional Managed Trust / Annual Report / September 30, 2021	109

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2015-H10, Cl FC
0.570%, VAR ICE LIBOR USD 1 Month + 0.480%, 04/20/2065	$322	$324
GNMA CMO, Ser 2015-H18, Cl FA
0.540%, VAR ICE LIBOR USD 1 Month + 0.450%, 06/20/2065	173	174
GNMA CMO, Ser 2015-H20, Cl FA
0.560%, VAR ICE LIBOR USD 1 Month + 0.470%, 08/20/2065	223	224
GNMA CMO, Ser 2016-135, Cl SB, IO
6.015%, 10/16/2046 (D)	231	63
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	748	773
GNMA CMO, Ser 2017-H15, Cl KI, IO
2.201%, VAR ICE LIBOR USD 12 Month + 0.000%, 07/20/2067	671	69
GNMA CMO, Ser 2017-H18, Cl BI, IO
1.508%, VAR ICE LIBOR USD 12 Month + 0.000%, 09/20/2067	4,176	249
GNMA CMO, Ser 2017-H20, Cl IB, IO
2.028%, VAR ICE LIBOR USD 12 Month + 0.000%, 10/20/2067	303	26
GNMA CMO, Ser 2017-H22, Cl IC, IO
2.317%, VAR ICE LIBOR USD 12 Month + 0.000%, 11/20/2067	133	11
GNMA CMO, Ser 2018-11, Cl PC
2.750%, 12/20/2047	782	803
GNMA CMO, Ser 2018-H06, Cl PF
0.390%, VAR ICE LIBOR USD 1 Month + 0.300%, 02/20/2068	398	398
GNMA CMO, Ser 2018-H07, Cl FD
0.390%, VAR ICE LIBOR USD 1 Month + 0.300%, 05/20/2068	730	730
GNMA CMO, Ser 2019-123, Cl A
3.000%, 10/20/2049	16	16
GNMA CMO, Ser 2019-132, Cl NA
3.500%, 09/20/2049	705	746
GNMA CMO, Ser 2019-31, Cl JC
3.500%, 03/20/2049	431	461
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	471	492
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	754	101
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	286	38
GNMA CMO, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	376	51
GNMA CMO, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	286	40
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	1,046	145
GNMA CMO, Ser 2020-160, Cl VI, IO
2.500%, 10/20/2050	287	40

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2020-160, Cl IH, IO
2.500%, 10/20/2050	$193	$27
GNMA CMO, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	2,458	265
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	718	94
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	269	41
GNMA CMO, Ser 2020-H09, Cl FL
1.237%, VAR ICE LIBOR USD 1 Month + 1.150%, 05/20/2070	797	836
GNMA CMO, Ser 2020-H09, Cl NF
1.337%, VAR ICE LIBOR USD 1 Month + 1.250%, 04/20/2070	313	322
GNMA CMO, Ser 2020-H12, Cl F
0.587%, VAR ICE LIBOR USD 1 Month + 0.500%, 07/20/2070	84	85
GNMA CMO, Ser 2020-H13, Cl FA
0.537%, VAR ICE LIBOR USD 1 Month + 0.450%, 07/20/2070	710	714
GNMA CMO, Ser 2021-23, Cl MG
1.500%, 02/20/2051	1,741	1,753
GNMA CMO, Ser 2021-29, Cl TI, IO
2.500%, 02/20/2051	492	94
GNMA REMIC CMO, Ser 2014-117, Cl SJ, IO
5.513%, 08/20/2044 (D)	152	24
GNMA TBA
3.000%, 12/01/2042 to 10/15/2051	11,350	11,818
2.500%, 11/15/2051 to 12/15/2051	68,430	70,426
2.000%, 11/15/2051	13,525	13,694
GNMA, Ser 107, Cl AD
2.768%, 11/16/2047 (D)	330	343
GNMA, Ser 110, Cl IO, IO
0.878%, 11/16/2063 (D)	2,473	206
GNMA, Ser 2012-112, Cl IO, IO
0.147%, 02/16/2053 (D)	530	3
GNMA, Ser 2012-152, Cl IO, IO
0.566%, 01/16/2054 (D)	3,127	62
GNMA, Ser 2012-27, Cl IO, IO
0.743%, 04/16/2053 (D)	989	11
GNMA, Ser 2013-96, Cl IO, IO
0.124%, 10/16/2054 (D)	812	4
GNMA, Ser 2014-47, Cl IA, IO
0.111%, 02/16/2048 (D)	101	1
GNMA, Ser 2014-50, Cl IO, IO
0.705%, 09/16/2055 (D)	368	14
GNMA, Ser 2014-92, Cl IX, IO
0.188%, 05/16/2054 (D)	3,211	30
GNMA, Ser 2015-5, Cl IK, IO
0.463%, 11/16/2054 (D)	3,695	69
GNMA, Ser 2019-71, Cl PT
3.000%, 06/20/2049	385	398

110	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	$190	$195
GNMA, Ser 41, Cl IO, IO
0.672%, 07/16/2058 (D)	1,231	52
GNMA, Ser 60, Cl IO, IO
0.836%, 05/16/2063 (D)	2,479	192
GNR XI IO, Ser 2013-145
0.00%, (C)	88	–

		1,182,485

Non-Agency Mortgage-Backed Obligations — 4.7%
Adjustable Rate Mortgage Trust, Ser 2004- 2, Cl 3A1
2.593%, 02/25/2035 (D)	19	19
Adjustable Rate Mortgage Trust, Ser 2007- 1, Cl 5A31
0.366%, VAR ICE LIBOR USD 1 Month + 0.280%, 03/25/2037	940	938
Alen Mortgage Trust, Ser ACEN, Cl A
1.234%, VAR ICE LIBOR USD 1 Month + 1.150%, 04/15/2034 (E)	885	886
Alternative Loan Trust, Ser 2006-18CB, Cl A6
28.256%, 07/25/2036 (D)	164	242
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
2.155%, VAR ICE LIBOR USD 6 Month + 2.000%, 02/25/2045	62	62
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
2.153%, VAR ICE LIBOR USD 6 Month + 2.000%, 06/25/2045	880	903
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
1.905%, VAR ICE LIBOR USD 6 Month + 1.750%, 11/25/2045	856	518
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
0.486%, VAR ICE LIBOR USD 1 Month + 0.400%, 03/25/2046	2,611	2,551
Angel Oak Mortgage Trust I, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (D)(E)	121	123
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065 (D)(E)	595	604
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065 (D)(E)	221	223
AOA Mortgage Trust, Ser 2015-1177, Cl A
2.957%, 12/13/2029 (E)	930	930

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Arbor Multifamily Mortgage Securities Trust, Ser MF2, Cl B
2.560%, 06/15/2054 (D)(E)	$615	$611
AREIT Trust, Ser CRE3, Cl A
1.185%, VAR SOFR30A + 1.134%, 09/14/2036 (E)	4,124	4,122
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038 (D)(E)	1,790	2,030
BAMLL Commercial Mortgage Securities Trust, Ser JGDN, Cl A
2.834%, VAR ICE LIBOR USD 1 Month + 2.750%, 11/15/2030 (E)	2,020	2,048
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
5.968%, 08/10/2045 (D)(E)	1,625	589
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
3.234%, 12/20/2034 (D)	2	2
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
0.667%, VAR ICE LIBOR USD 1 Month + 0.580%, 07/20/2036	30	30
Barclays Commercial Mortgage Trust, Ser C3, Cl A3
3.319%, 05/15/2052	110	119
BBCMS Mortgage Trust, Ser C6, Cl A2
2.690%, 02/15/2053	660	688
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035 (E)	512	544
BCAP LLC Trust, Ser 2015-RR2, Cl 21A1
0.484%, 03/28/2037 (D)(E)	540	536
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
2.726%, 05/25/2034 (D)	6	6
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
2.774%, 10/25/2033 (D)	312	319
Bear Stearns Asset Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
7.564%, 11/25/2035 (D)	2,579	787
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (D)	722	737
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.716%, 06/11/2041 (D)(E)	1	–
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
0.226%, VAR ICE LIBOR USD 1 Month + 0.140%, 03/25/2037	3,058	2,940
Benchmark Mortgage Trust, Ser B20, Cl A5 2.034%, 10/15/2053	930	925

SEI Institutional Managed Trust / Annual Report / September 30, 2021	111

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser B24, Cl A5
2.584%, 03/15/2054	$1,090	$1,131
Benchmark Mortgage Trust, Ser B28, Cl A5
2.224%, 08/15/2054 (D)	640	643
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049 (E)	471	477
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059 (E)	495	500
BWAY Mortgage Trust, Ser 1740, Cl A
2.917%, 01/10/2035 (E)	1,540	1,571
BX Commercial Mortgage Trust, Ser 2019- XL, Cl F
2.084%, VAR ICE LIBOR USD 1 Month + 2.000%, 10/15/2036 (E)	2,395	2,398
BX Commercial Mortgage Trust, Ser 2019- XL, Cl A
1.004%, VAR ICE LIBOR USD 1 Month + 0.920%, 10/15/2036 (E)	4,308	4,316
BX Commercial Mortgage Trust, Ser IND, Cl H
3.084%, VAR ICE LIBOR USD 1 Month + 3.000%, 11/15/2035 (E)	4,102	4,116
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041 (E)	610	652
BX Trust, Ser MMP, Cl A
1.084%, VAR ICE LIBOR USD 1 Month + 1.000%, 08/15/2036 (E)	279	279
BX, Ser MFM1, Cl A
0.784%, VAR ICE LIBOR USD 1 Month + 0.700%, 01/15/2034 (E)	735	735
Cali Mortgage Trust, Ser 101C, Cl A
3.957%, 03/10/2039 (E)	1,280	1,442
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl A
1.154%, VAR ICE LIBOR USD 1 Month + 1.070%, 12/15/2037 (E)	940	941
CD Commercial Mortgage Trust, Ser 2006- CD2, Cl X, IO
0.023%, 01/15/2046 (D)(E)	53	–
CD Commercial Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	310	340
CD Commercial Mortgage Trust, Ser 2017- CD5, Cl XA, IO
1.012%, 08/15/2050 (D)	8,458	309
CD Mortgage Trust, Ser CD8, Cl A4
2.912%, 08/15/2057	406	430
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/2039 (E)	1,160	1,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	$371	$405
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	306	327
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039 (D)(E)	2,840	2,794
CFK Trust, Ser MF2, Cl F
3.573%, 03/15/2039 (D)(E)	2,960	2,801
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.404%, 02/25/2037 (D)	9	9
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.708%, 02/25/2037 (D)	5	5
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.280%, 06/25/2035 (D)	10	10
CHT Mortgage Trust, Ser 2017-CSMO, Cl A
1.014%, VAR ICE LIBOR USD 1 Month + 0.930%, 11/15/2036 (E)	490	490
CIM Trust, Ser 2018-INV1, Cl A4
4.000%, 08/25/2048 (D)(E)	110	113
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (E)	240	248
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	2,680	2,846
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.295%, 09/25/2033 (D)	7	8
Citigroup Mortgage Loan Trust, Ser 2021- INV1, Cl A3A
2.500%, 05/25/2051 (D)(E)	1,935	1,963
COLT Funding LLC, Ser 2019-4, Cl A1
2.579%, 11/25/2049 (D)(E)	272	272
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	31	31
COMM Mortgage Trust, Ser 2013-CR10, Cl A4
4.210%, 08/10/2046 (D)	15	16
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (D)	120	126
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.249%, 10/10/2046 (D)	70	70
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	136
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (E)	299	306

112	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	$236	$252
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.287%, 03/10/2047 (D)	1,519	34
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	285	305
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.258%, 02/10/2048 (D)	5,703	177
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (E)	410	425
COMM Mortgage Trust, Ser CBM, Cl A2
2.896%, 02/10/2037 (E)	1,230	1,274
COMM Mortgage Trust, Ser CR11, Cl A4
4.258%, 08/10/2050	1,822	1,936
COMM Mortgage Trust, Ser CR14, Cl B
4.752%, 02/10/2047 (D)	850	907
COMM Mortgage Trust, Ser CR26, Cl C
4.630%, 10/10/2048 (D)	745	799
COMM Mortgage Trust, Ser CR6, Cl A4
3.101%, 03/10/2046	1,420	1,444
COMM Mortgage Trust, Ser CR8, Cl A5
3.612%, 06/10/2046 (D)	320	334
COMM Mortgage Trust, Ser LC21, Cl A4
3.708%, 07/10/2048	311	338
COMM Mortgage Trust, Ser LC23, Cl A3
3.521%, 10/10/2048	368	391
COMM Mortgage Trust, Ser LC23, Cl ASB
3.598%, 10/10/2048	656	690
COMM Mortgage Trust, Ser LC6, Cl AM
3.282%, 01/10/2046	1,560	1,606
COMM Mortgage Trust, Ser UBS4, Cl A4
3.420%, 08/10/2047	729	764
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	594
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
2.386%, VAR ICE LIBOR USD 1 Month + 2.300%, 08/25/2031 (E)	589	593
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%, 10/25/2039 (E)	786	789
Connecticut Avenue Securities Trust, Ser 2020-R01, Cl 1M2
2.136%, VAR ICE LIBOR USD 1 Month + 2.050%, 01/25/2040 (E)	403	405

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Core Mortgage Trust, Ser 2019-CORE, Cl A
0.964%, VAR ICE LIBOR USD 1 Month + 0.880%, 12/15/2031 (E)	$699	$700
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	17	18
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.562%, 10/25/2033 (D)	587	582
Credit Suisse Mortgage Trust, Ser NXSR, Cl A4
3.795%, 12/15/2049 (D)	730	801
Credit Suisse Mortgage Trust, Ser RIO, Cl A
4.024%, VAR ICE LIBOR USD 1 Month + 3.024%, 12/15/2021 (E)	3,790	3,793
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%, 06/15/2057	414	444
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	499	526
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	345	377
CSAIL Commercial Mortgage Trust, Ser C16, Cl A3
3.329%, 06/15/2052	891	964
CSAIL Commercial Mortgage Trust, Ser C17, Cl A4
2.763%, 09/15/2052	429	448
CSAIL Commercial Mortgage Trust, Ser C20, Cl A3
2.805%, 03/15/2054	1,049	1,097
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (E)	290	261
CSMC Trust, Ser 2017-CHOP, Cl G
5.684%, VAR ICE LIBOR USD 1 Month + 5.600%, 07/15/2032 (E)	1,000	853
CSMC Trust, Ser 2017-PFHP, Cl A
1.034%, VAR ICE LIBOR USD 1 Month + 0.950%, 12/15/2030 (E)	1,190	1,190
CSMC Trust, Ser 2017-RPL1, Cl M2
2.998%, 07/25/2057 (D)(E)	1,760	1,744
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (D)(E)	2,738	2,808
CSMC Trust, Ser 2020-RPL4, Cl A1
2.000%, 01/25/2060 (D)(E)	805	820
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060 (D)(E)	2,127	2,163
CSMC Trust, Ser 2021-RPL4, Cl A1
1.796%, 12/27/2060 (D)(E)	550	552
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060 (D)(E)	2,003	2,031

SEI Institutional Managed Trust / Annual Report / September 30, 2021	113

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSMC, Ser 2014-11R, Cl 9A2
0.364%, VAR ICE LIBOR USD 1 Month + 0.140%, 10/27/2036 (E)	$2,144	$1,864
CSMC, Ser 2014-7R, Cl 8A1
2.978%, 07/27/2037 (D)(E)	40	40
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (E)	2,135	2,290
CSMC, Ser 2015-5R, Cl 1A1
1.019%, 09/27/2046 (D)(E)	120	121
CSMC, Ser 2021-2R, Cl 1A1
1.830%, VAR ICE LIBOR USD 1 Month + 1.750%, 07/25/2047 (E)	1,236	1,238
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034 (E)	1,175	1,242
DBCCRE Mortgage Trust, Ser 2018-ARCP, Cl C
5.099%, 01/10/2034 (D)(E)	315	330
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045 (E)	1,240	1,313
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.887%, VAR ICE LIBOR USD 1 Month + 0.800%, 11/19/2044	358	347
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (D)(E)	216	220
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (D)(E)	405	406
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049 (D)(E)	616	627
GCAT, Ser 2019-NQM1, Cl A1
2.985%, 02/25/2059 (E)	157	158
GPMT, Ser FL3, Cl A
1.337%, VAR ICE LIBOR USD 1 Month + 1.250%, 07/16/2035 (E)	959	959
GS Mortgage Securities II, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (E)	219	219
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (E)	1,310	1,333
GS Mortgage Securities II, Ser GC30, Cl B
4.165%, 05/10/2050 (D)	480	516
GS Mortgage Securities II, Ser SRP5, Cl A
1.634%, VAR ICE LIBOR USD 1 Month + 1.550%, 09/15/2031 (E)	2,900	2,553
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (D)	270	285

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014- GC18, Cl A4
4.074%, 01/10/2047	$977	$1,039
GS Mortgage Securities Trust, Ser 2014- GC26, Cl B
4.215%, 11/10/2047 (D)	680	690
GS Mortgage Securities Trust, Ser GC14, Cl A5
4.243%, 08/10/2046	415	439
GS Mortgage Securities Trust, Ser GSA2, Cl A4
1.721%, 12/12/2053	807	782
GS Mortgage Securities Trust, Ser ROSS, Cl A
1.234%, VAR ICE LIBOR USD 1 Month + 1.150%, 05/15/2026 (E)	2,170	2,172
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (E)	2,983	3,102
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (D)(E)	13	12
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.609%, 10/25/2033 (D)	131	141
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	12	13
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	3	3
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
2.709%, 05/19/2034 (D)	499	507
Hudson Yards Mortgage Trust, Ser 2019- 30HY, Cl A
3.228%, 07/10/2039 (E)	1,225	1,324
Hudson Yards Mortgage Trust, Ser 2019- 55HY, Cl A
3.041%, 12/10/2041 (D)(E)	1,240	1,318
Impact Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (E)	980	1,040
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.049%, 01/15/2047 (D)	130	139
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.705%, 09/15/2047 (D)	120	118
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	357	378

114	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	$1,792	$1,848
JPMBB Commercial Mortgage Securities Trust, Ser C12, Cl A5
3.664%, 07/15/2045	605	629
JPMBB Commercial Mortgage Securities Trust, Ser C15, Cl AS
4.420%, 11/15/2045	925	986
JPMBB Commercial Mortgage Securities Trust, Ser C21, Cl AS
3.997%, 08/15/2047	415	443
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.381%, 06/12/2043 (D)	425	–
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
6.261%, 02/12/2049 (D)	10	12
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.717%, 02/15/2051 (D)	2	2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.723%, 07/15/2047 (D)	380	386
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.881%, 01/05/2031 (D)(E)	1,305	1,340
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (E)	1,500	1,641
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C16, Cl A4
4.166%, 12/15/2046	908	964
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.228%, 08/25/2034 (D)	36	38
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.360%, 11/25/2033 (D)	16	16
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.445%, 05/25/2045 (D)(E)	59	59
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (D)(E)	168	170
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (D)(E)	553	563
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.368%, 02/15/2041 (D)(E)	304	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Lehman XS Trust, Ser 2007-16N, Cl 2A2
0.936%, VAR ICE LIBOR USD 1 Month + 0.850%, 09/25/2047	$4,998	$5,147
Master Resecuritization Trust, Ser 2005, Cl 3, PO
0.000%, 05/28/2035 (A)(E)	3	3
MASTR Reperforming Loan Trust, Ser 2005- 1, Cl 1A1
6.000%, 08/25/2034 (E)	1,215	928
Mello Mortgage Capital Acceptance, Ser 2021-INV1, Cl A3
2.500%, 06/25/2051 (D)(E)	1,606	1,631
Mello Warehouse Securitization Trust, Ser 2020-1, Cl A
0.986%, VAR ICE LIBOR USD 1 Month + 0.900%, 10/25/2053 (E)	895	897
Mello Warehouse Securitization Trust, Ser 2020-2, Cl A
0.886%, VAR ICE LIBOR USD 1 Month + 0.800%, 11/25/2053 (E)	971	973
Mello Warehouse Securitization Trust, Ser 2021-1, Cl A
0.784%, VAR ICE LIBOR USD 1 Month + 0.700%, 02/25/2055 (E)	280	281
Mello Warehouse Securitization Trust, Ser 2021-2, Cl A
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 04/25/2055 (E)	780	781
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.445%, 07/25/2033 (D)	9	9
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.375%, 02/25/2034 (D)	36	37
MFA Trust, Ser 2021-RPL1, Cl A1
1.131%, 07/25/2060 (D)(E)	782	778
MHC Trust, Ser MHC2, Cl A
0.934%, VAR ICE LIBOR USD 1 Month + 0.850%, 05/15/2023 (E)	1,250	1,252
Mill City Mortgage Loan Trust, Ser 2021- NMR1, Cl A1
1.125%, 11/25/2060 (D)(E)	1,036	1,040
MKT Mortgage Trust, Ser 525M, Cl A
2.694%, 02/12/2040 (E)	1,750	1,818
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
1.372%, 12/12/2049 (D)(E)	1	–
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (D)(E)	11	5
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (D)	84	40

SEI Institutional Managed Trust / Annual Report / September 30, 2021	115

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (D)	$24	$23
Morgan Stanley BAML Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030 (E)	760	756
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	398
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	83
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	138	147
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	272
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C34, Cl B
4.111%, 11/15/2052 (D)	1,030	1,133
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C5, Cl A4
3.176%, 08/15/2045	209	211
Morgan Stanley Capital I Trust, Ser 2006- IQ12, Cl AJ
5.399%, 12/15/2043	48	29
Morgan Stanley Capital I Trust, Ser 2007- IQ16, Cl AJ
6.470%, 12/12/2049 (D)	85	48
Morgan Stanley Capital I Trust, Ser 2007- T27, Cl AJ
6.014%, 06/11/2042 (D)	1,335	1,357
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl XA, IO
1.101%, 11/15/2049 (D)	2,962	122
Morgan Stanley Capital I Trust, Ser 2017- ASHF, Cl A
0.934%, VAR ICE LIBOR USD 1 Month + 0.850%, 11/15/2034 (E)	38	37
Morgan Stanley Capital I Trust, Ser 2019- BPR, Cl A
1.484%, VAR ICE LIBOR USD 1 Month + 1.400%, 05/15/2036 (E)	1,720	1,704
Morgan Stanley Capital I Trust, Ser HR8, Cl A3
1.790%, 07/15/2053	576	564
Morgan Stanley Capital I, Ser L6, Cl A4
2.444%, 06/15/2054	203	208
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (D)(E)	490	504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MSG III Securitization Trust, Ser 2021-1, Cl A
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 06/25/2054 (E)	$490	$490
Natixis Commercial Mortgage Securities Trust, Ser 2PAC, Cl A
2.966%, 12/15/2038 (E)	1,260	1,315
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057 (D)(E)	748	799
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (D)(E)	277	279
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl A
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 05/25/2055 (E)	2,027	2,029
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059 (D)(E)	155	156
OBX Trust, Ser 2020-EXP1, Cl 2A1A
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 02/25/2060 (E)	379	379
OBX Trust, Ser 2020-EXP3, Cl 2A1A
0.986%, VAR ICE LIBOR USD 1 Month + 0.900%, 01/25/2060 (E)	376	376
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054 (E)	1,570	1,616
Onslow Bay Mortgage Loan Trust, Ser 2021- NQM2, Cl A1
1.101%, 05/25/2061 (D)(E)	756	758
PHH Alternative Mortgage Trust, Ser 2007- 3, Cl A3
0.686%, VAR ICE LIBOR USD 1 Month + 0.600%, 07/25/2037	4,760	4,751
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	11	11
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034 (A)	3	3
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (E)	771	746
Radnor RE, Ser 2018-1, Cl M2
2.786%, VAR ICE LIBOR USD 1 Month + 2.700%, 03/25/2028 (E)	7,270	7,330
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/15/2032 (D)(E)	445	469
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.846%, 12/25/2034 (D)	208	206
Residential Mortgage Loan Trust, Ser 2019- 3, Cl A1
2.633%, 09/25/2059 (D)(E)	899	906

116	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055 (D)(E)	$2,954	$3,030
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl M
4.750%, 07/25/2058 (D)(E)	2,840	2,972
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
5.039%, 10/25/2048 (D)(E)	1,207	1,240
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043 (D)(E)	75	83
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (D)(E)	390	412
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
0.524%, VAR ICE LIBOR USD 3 Month + 0.390%, 01/21/2070 (E)	179	179
STACR Trust, Ser 2018-DNA3, Cl M2A
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%, 09/25/2048 (E)	670	677
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065 (D)(E)	498	499
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (D)(E)	556	560
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065 (D)(E)	445	447
Starwood Mortgage Residential Trust, Ser 2020-INV1, Cl A1
1.027%, 11/25/2055 (D)(E)	440	439
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
0.276%, VAR ICE LIBOR USD 1 Month + 0.190%, 09/25/2047	3,872	3,728
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003- 24A, Cl 3A2
2.203%, 07/25/2033 (D)	33	34
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003- 37A, Cl 2A
2.097%, 12/25/2033 (D)	14	14
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.611%, 12/10/2045 (D)(E)	670	587
Verus Securitization Trust, Ser 2019-3, Cl A1
2.784%, 07/25/2059 (E)	438	441
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (E)	701	711

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059 (D)(E)	$328	$331
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059 (D)(E)	466	473
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060 (D)(E)	664	668
Verus Securitization Trust, Ser 2020-5, Cl A1
1.218%, 05/25/2065 (E)	191	191
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066 (D)(E)	614	613
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066 (D)(E)	1,119	1,121
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066 (D)(E)	785	788
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063 (D)(E)	690	689
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064 (D)(E)	694	695
Visio Trust, Ser 2020-1R, Cl A1
1.312%, 11/25/2055 (E)	512	514
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.448%, 11/15/2030 (D)(E)	987	1,005
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (E)	110	112
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.501%, 10/25/2033 (D)	24	24
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.364%, 08/25/2033 (D)	14	15
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.514%, 09/25/2033 (D)	25	25
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
17.226%, 06/25/2033 (D)	3	4
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	61	63
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
2.577%, 06/25/2034 (D)	15	15
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	70	75
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
1.646%, VAR ICE LIBOR USD 1 Month + 1.560%, 10/25/2045	212	221

SEI Institutional Managed Trust / Annual Report / September 30, 2021	117

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
0.606%, VAR ICE LIBOR USD 1 Month + 0.520%, 11/25/2045	$4,267	$4,232
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
0.792%, VAR 12 Month Treas Avg + 0.700%, 02/25/2047	1,181	1,136
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
0.792%, VAR 12 Month Treas Avg + 0.700%, 01/25/2047	792	709
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/14/2022 (D)(E)	183	186
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/2045 (D)	780	802
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.443%, 07/15/2046 (D)	20	20
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	611
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.386%, 11/15/2059 (D)	5,115	257
Wells Fargo Commercial Mortgage Trust, Ser C60, Cl A4
2.342%, 08/15/2054	305	309
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
2.826%, 05/25/2035 (D)	1,661	1,513
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.449%, 06/15/2045 (D)(E)	576	2
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.316%, 05/15/2045 (D)(E)	806	11
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (D)	110	116
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (D)	300	313

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser C25, Cl ASB
3.369%, 11/15/2047	$347	$360

		214,222

Total Mortgage-Backed Securities (Cost $1,401,738) ($ Thousands)		1,396,707

CORPORATE OBLIGATIONS — 30.2%

Communication Services — 3.1%
Alphabet
2.050%, 08/15/2050	400	349
1.100%, 08/15/2030	240	227
0.800%, 08/15/2027	220	215
0.450%, 08/15/2025	110	109
Altice France
7.375%, 05/01/2026 (E)	200	207
AT&T
6.500%, 09/01/2037	1,335	1,795
5.250%, 03/01/2037	2,420	3,002
5.150%, 03/15/2042	25	31
4.850%, 03/01/2039	750	899
4.750%, 05/15/2046	1,600	1,914
4.500%, 05/15/2035	445	521
4.350%, 03/01/2029	240	275
4.350%, 06/15/2045	350	395
3.850%, 06/01/2060	81	84
3.800%, 02/15/2027	318	352
3.800%, 12/01/2057	5,122	5,232
3.650%, 09/15/2059	418	417
3.550%, 09/15/2055	389	384
3.500%, 06/01/2041	344	353
3.500%, 09/15/2053	5,611	5,553
3.100%, 02/01/2043	824	790
3.000%, 06/30/2022	180	183
2.550%, 12/01/2033	1,595	1,569
2.300%, 06/01/2027	750	776
2.250%, 02/01/2032	264	257
1.700%, 03/25/2026	1,500	1,519
1.650%, 02/01/2028	2,005	1,989
CCO Holdings
4.500%, 08/15/2030 (E)	50	52
4.500%, 05/01/2032	1,220	1,257
Charter Communications Operating
6.834%, 10/23/2055	70	103
6.484%, 10/23/2045	110	150
6.384%, 10/23/2035	10	13
5.750%, 04/01/2048	777	982
5.375%, 04/01/2038	663	800
5.375%, 05/01/2047	141	169

118	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.908%, 07/23/2025	$2,534	$2,850
4.800%, 03/01/2050	1,836	2,060
4.464%, 07/23/2022	308	316
4.400%, 12/01/2061	472	491
4.200%, 03/15/2028	1,263	1,411
3.900%, 06/01/2052	681	678
3.750%, 02/15/2028	85	93
3.500%, 06/01/2041	652	640
3.500%, 03/01/2042	963	942
2.250%, 01/15/2029	1,545	1,544
Comcast
7.050%, 03/15/2033	90	130
6.500%, 11/15/2035	97	139
4.400%, 08/15/2035	1,770	2,098
4.250%, 10/15/2030	560	652
4.200%, 08/15/2034	220	258
4.150%, 10/15/2028	2,220	2,553
4.000%, 03/01/2048	70	80
3.999%, 11/01/2049	199	230
3.969%, 11/01/2047	78	89
3.950%, 10/15/2025	90	100
3.750%, 04/01/2040	699	785
3.700%, 04/15/2024	580	624
3.450%, 02/01/2050	210	223
3.400%, 04/01/2030	1,260	1,388
3.400%, 07/15/2046	60	64
3.300%, 04/01/2027	190	208
3.250%, 11/01/2039	60	63
3.150%, 03/01/2026	390	421
3.100%, 04/01/2025	30	32
2.937%, 11/01/2056 (E)	533	503
2.887%, 11/01/2051 (E)	483	463
2.800%, 01/15/2051	170	161
1.500%, 02/15/2031	2,879	2,733
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	198
Comcast Cable Holdings
10.125%, 04/15/2022	45	47
Corning
5.450%, 11/15/2079	725	984
Discovery Communications
4.650%, 05/15/2050	100	116
4.000%, 09/15/2055	397	415
DISH DBS
7.750%, 07/01/2026	120	135
5.875%, 11/15/2024	410	441
5.125%, 06/01/2029	280	274
Fox
5.476%, 01/25/2039	520	664
3.500%, 04/08/2030	310	338
Level 3 Financing
3.875%, 11/15/2029 (E)	1,760	1,882

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 03/01/2027 (E)	$525	$553
Netflix
5.875%, 11/15/2028	616	755
3.625%, 06/15/2025 (E)	573	609
NTT Finance
1.162%, 04/03/2026 (E)	3,812	3,790
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (E)	1,200	1,372
Sky
3.750%, 09/16/2024 (E)	1,090	1,185
Sprint Spectrum
5.152%, 03/20/2028 (E)	2,567	2,933
4.738%, 03/20/2025 (E)	5,499	5,873
Telefonica Emisiones
5.520%, 03/01/2049	248	324
5.213%, 03/08/2047	150	187
T-Mobile USA
4.375%, 04/15/2040	1,730	1,993
3.875%, 04/15/2030	4,045	4,466
3.750%, 04/15/2027	2,195	2,418
3.500%, 04/15/2025	1,910	2,058
3.500%, 04/15/2031 (E)	2,134	2,251
3.375%, 04/15/2029 (E)	1,779	1,856
2.875%, 02/15/2031	805	812
2.625%, 02/15/2029	330	333
2.550%, 02/15/2031	829	832
2.250%, 02/15/2026 (E)	4,586	4,637
2.050%, 02/15/2028	100	101
Verizon Communications
5.500%, 03/16/2047	60	83
5.250%, 03/16/2037	805	1,041
4.862%, 08/21/2046	470	599
4.522%, 09/15/2048	435	534
4.500%, 08/10/2033	620	738
4.400%, 11/01/2034	2,277	2,697
4.329%, 09/21/2028	1,330	1,529
4.272%, 01/15/2036	78	91
4.125%, 08/15/2046	320	367
4.016%, 12/03/2029	714	809
4.000%, 03/22/2050	170	193
3.875%, 02/08/2029	210	236
3.850%, 11/01/2042	610	671
3.700%, 03/22/2061	981	1,036
3.550%, 03/22/2051	1,714	1,808
3.400%, 03/22/2041	649	678
3.150%, 03/22/2030	360	385
3.000%, 03/22/2027	140	150
2.875%, 11/20/2050	1,681	1,567
2.650%, 11/20/2040	2,800	2,631
2.625%, 08/15/2026	1,000	1,058
2.550%, 03/21/2031	3,057	3,095
2.355%, 03/15/2032 (E)	4,176	4,130

SEI Institutional Managed Trust / Annual Report / September 30, 2021	119

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.100%, 03/22/2028	$400	$406
1.750%, 01/20/2031	410	390
ViacomCBS
6.875%, 04/30/2036	620	886
5.900%, 10/15/2040	455	601
5.850%, 09/01/2043	119	162
4.950%, 01/15/2031	180	215
4.950%, 05/19/2050 (B)	313	392
4.750%, 05/15/2025	1,035	1,162
4.600%, 01/15/2045	63	75
4.200%, 05/19/2032	1,005	1,150
3.875%, 04/01/2024	130	139
3.700%, 08/15/2024	810	869
Vodafone Group
5.250%, 05/30/2048	1,810	2,343
4.875%, 06/19/2049	1,544	1,925
4.375%, 05/30/2028	670	769
Walt Disney
6.650%, 11/15/2037	235	350
6.200%, 12/15/2034	65	92
4.700%, 03/23/2050	355	465
4.625%, 03/23/2040	765	961
3.600%, 01/13/2051	1,095	1,220
		143,475

Consumer Discretionary — 1.7%
Advance Auto Parts
3.900%, 04/15/2030	813	886
Amazon.com
4.950%, 12/05/2044	500	674
4.250%, 08/22/2057	110	140
4.050%, 08/22/2047	380	461
3.875%, 08/22/2037	910	1,074
3.250%, 05/12/2061	334	355
3.150%, 08/22/2027	680	748
3.100%, 05/12/2051	1,070	1,119
2.875%, 05/12/2041	1,355	1,398
2.800%, 08/22/2024	245	260
2.700%, 06/03/2060	151	142
2.500%, 06/03/2050	550	515
2.100%, 05/12/2031	1,844	1,868
1.650%, 05/12/2028	1,204	1,214
1.500%, 06/03/2030	350	340
1.200%, 06/03/2027	672	670
1.000%, 05/12/2026	2,194	2,191
0.800%, 06/03/2025	560	559
American Honda Finance MTN
1.000%, 09/10/2025	1,250	1,244
AutoNation
2.400%, 08/01/2031	343	334
1.950%, 08/01/2028	480	473

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BMW US Capital
3.800%, 04/06/2023 (E)	$700	$734
Cox Communications
4.800%, 02/01/2035 (E)	890	1,064
2.600%, 06/15/2031 (E)	915	926
CSC Holdings
4.500%, 11/15/2031 (E)	570	563
Daimler Finance North America
2.700%, 06/14/2024 (E)	595	624
0.750%, 03/01/2024 (E)	980	982
Dollar General
3.250%, 04/15/2023	50	52
Ford Motor
5.291%, 12/08/2046	99	110
4.750%, 01/15/2043	264	277
Ford Motor Credit
5.125%, 06/16/2025	200	217
4.271%, 01/09/2027	1,040	1,107
4.250%, 09/20/2022	1,000	1,023
4.125%, 08/17/2027	200	212
4.000%, 11/13/2030	950	988
3.815%, 11/02/2027	261	271
3.813%, 10/12/2021	190	190
3.810%, 01/09/2024	300	310
3.625%, 06/17/2031	1,749	1,760
3.339%, 03/28/2022	1,730	1,740
2.900%, 02/16/2028	200	200
2.700%, 08/10/2026	1,251	1,253
1.402%, VAR ICE LIBOR USD 3 Month + 1.270%, 03/28/2022	1,100	1,101
0.999%, VAR ICE LIBOR USD 3 Month + 0.880%, 10/12/2021	1,040	1,040
General Motors
6.250%, 10/02/2043	260	350
6.125%, 10/01/2025	320	375
5.950%, 04/01/2049	80	105
5.400%, 10/02/2023	190	207
5.400%, 04/01/2048	187	232
5.150%, 04/01/2038	240	286
4.875%, 10/02/2023	315	340
General Motors Financial
4.350%, 01/17/2027	110	123
4.250%, 05/15/2023	110	116
4.200%, 11/06/2021	1,435	1,440
4.150%, 06/19/2023	83	88
3.450%, 04/10/2022	415	419
3.150%, 06/30/2022	870	886
Hanesbrands
5.375%, 05/15/2025 (E)	310	325
4.875%, 05/15/2026 (E)	210	227
4.625%, 05/15/2024 (E)	30	32

120	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hilton Domestic Operating
5.750%, 05/01/2028 (E)	$150	$162
5.375%, 05/01/2025 (E)	460	481
Home Depot
4.250%, 04/01/2046	48	59
3.900%, 12/06/2028	40	46
3.900%, 06/15/2047	60	71
3.750%, 02/15/2024	66	71
3.350%, 04/15/2050	710	768
3.300%, 04/15/2040	484	524
3.125%, 12/15/2049	624	651
2.700%, 04/15/2030	320	339
2.500%, 04/15/2027	280	297
2.375%, 03/15/2051	358	323
1.500%, 09/15/2028	1,284	1,270
Hyundai Capital America
1.800%, 10/15/2025 (E)	802	810
1.250%, 09/18/2023 (E)	501	505
Hyundai Capital America MTN
2.000%, 06/15/2028 (E)	487	478
1.300%, 01/08/2026 (E)	1,000	984
0.800%, 01/08/2024 (E)	1,018	1,014
Las Vegas Sands
3.200%, 08/08/2024	1,370	1,407
2.900%, 06/25/2025	210	211
Lennar
4.750%, 11/29/2027	410	475
4.500%, 04/30/2024	140	151
Lowe’s
5.000%, 04/15/2040	965	1,223
4.500%, 04/15/2030	200	234
1.700%, 09/15/2028	642	636
Marriott International
5.750%, 05/01/2025	35	40
2.850%, 04/15/2031	792	802
McDonald’s MTN
4.875%, 12/09/2045	260	331
4.450%, 03/01/2047	240	293
4.450%, 09/01/2048	72	88
4.200%, 04/01/2050	530	632
3.800%, 04/01/2028	665	743
3.700%, 01/30/2026	220	242
3.625%, 09/01/2049	180	196
3.600%, 07/01/2030	290	323
3.500%, 03/01/2027	510	560
3.500%, 07/01/2027	200	221
3.300%, 07/01/2025	320	345
1.450%, 09/01/2025	80	81
MDC Holdings
6.000%, 01/15/2043	30	38
Newell Brands
4.700%, 04/01/2026	110	121

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.350%, 04/01/2023	$278	$290
NIKE
3.375%, 03/27/2050	520	580
3.250%, 03/27/2040	210	230
2.850%, 03/27/2030	150	161
2.750%, 03/27/2027	410	440
2.400%, 03/27/2025	260	273
Nissan Motor
4.345%, 09/17/2027 (E)	1,100	1,209
3.522%, 09/17/2025 (E)	1,190	1,265
3.043%, 09/15/2023 (E)	580	603
QVC
4.850%, 04/01/2024	370	400
Sands China
5.400%, 08/08/2028	320	353
5.125%, 08/08/2025	380	409
3.800%, 01/08/2026	420	433
2.850%, 03/08/2029 (E)	690	664
2.300%, 03/08/2027 (E)	460	445
Starbucks
3.500%, 11/15/2050	1,702	1,807
3.350%, 03/12/2050	624	648
1.300%, 05/07/2022	410	412
Target
2.250%, 04/15/2025	450	469
Time Warner Cable
7.300%, 07/01/2038	530	760
6.750%, 06/15/2039	10	14
6.550%, 05/01/2037	138	186
5.875%, 11/15/2040	1,405	1,772
5.500%, 09/01/2041	1,599	1,960
Time Warner Entertainment
8.375%, 07/15/2033	270	401
Toll Brothers Finance
4.375%, 04/15/2023	120	124
VOC Escrow
5.000%, 02/15/2028 (E)	380	375
Volkswagen Group of America Finance
2.900%, 05/13/2022 (E)	1,455	1,478
1.250%, 11/24/2025 (E)	1,345	1,339
0.875%, 11/22/2023 (E)	1,055	1,060
Wynn Macau
5.625%, 08/26/2028 (E)	500	476
5.125%, 12/15/2029 (E)	200	188
Yale University
1.482%, 04/15/2030	493	485
0.873%, 04/15/2025	319	320
		79,235

Consumer Staples — 1.7%
Alimentation Couche-Tard
3.550%, 07/26/2027 (E)	650	716

SEI Institutional Managed Trust / Annual Report / September 30, 2021	121

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Altria Group
6.200%, 02/14/2059	$76	$98
5.950%, 02/14/2049	490	621
5.800%, 02/14/2039	1,190	1,463
4.800%, 02/14/2029	28	32
4.400%, 02/14/2026	514	577
3.875%, 09/16/2046	240	234
3.400%, 02/04/2041	1,359	1,287
2.450%, 02/04/2032	2,977	2,853
2.350%, 05/06/2025	270	280
Anheuser-Busch
4.900%, 02/01/2046	5,506	6,768
4.700%, 02/01/2036	910	1,100
3.650%, 02/01/2026	1,135	1,245
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	525	711
5.450%, 01/23/2039	1,035	1,340
4.750%, 01/23/2029	120	141
4.600%, 04/15/2048	1,939	2,315
4.500%, 06/01/2050	670	800
4.375%, 04/15/2038	956	1,116
4.350%, 06/01/2040	560	651
4.000%, 04/13/2028	160	180
3.750%, 07/15/2042	524	565
3.500%, 06/01/2030	522	572
Bacardi
5.300%, 05/15/2048 (E)	655	854
4.700%, 05/15/2028 (E)	341	394
4.450%, 05/15/2025 (E)	1,840	2,028
BAT Capital
5.282%, 04/02/2050	1,260	1,448
4.906%, 04/02/2030	177	203
4.540%, 08/15/2047	3,053	3,163
4.390%, 08/15/2037	61	65
3.984%, 09/25/2050	460	442
3.734%, 09/25/2040	10	10
3.557%, 08/15/2027	1,700	1,832
3.222%, 08/15/2024	167	177
3.215%, 09/06/2026	1,300	1,386
2.726%, 03/25/2031	1,506	1,483
2.259%, 03/25/2028	489	485
Bunge Finance
3.750%, 09/25/2027	1,628	1,801
2.750%, 05/14/2031	1,999	2,026
1.630%, 08/17/2025	560	566
Cargill
1.375%, 07/23/2023 (E)	440	448
Coca-Cola
3.375%, 03/25/2027	380	421
2.600%, 06/01/2050	190	182
2.500%, 06/01/2040	20	19
2.500%, 03/15/2051	385	362

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.450%, 06/01/2027	$490	$495
Constellation Brands
4.400%, 11/15/2025	415	465
Consumers Energy
2.500%, 05/01/2060	273	239
Costco Wholesale
3.000%, 05/18/2027	284	310
2.750%, 05/18/2024	183	193
1.600%, 04/20/2030	450	440
1.375%, 06/20/2027	780	785
Danone
2.947%, 11/02/2026 (E)	470	501
2.589%, 11/02/2023 (E)	1,370	1,423
2.077%, 11/02/2021 (E)	230	230
Diageo Investment
2.875%, 05/11/2022	370	376
Estee Lauder
1.950%, 03/15/2031	967	965
Hershey
0.900%, 06/01/2025	130	130
Imperial Brands Finance
3.500%, 07/26/2026 (E)	635	680
3.125%, 07/26/2024 (E)	2,250	2,367
Keurig Dr Pepper
4.417%, 05/25/2025	280	311
Kraft Heinz Foods
7.125%, 08/01/2039 (E)	10	15
6.875%, 01/26/2039	40	59
6.750%, 03/15/2032	10	14
5.500%, 06/01/2050	220	290
5.200%, 07/15/2045	360	451
5.000%, 06/04/2042	1,250	1,533
4.875%, 10/01/2049	2,370	2,885
4.625%, 10/01/2039	10	12
4.375%, 06/01/2046	160	182
4.250%, 03/01/2031	110	124
3.000%, 06/01/2026	380	400
Kroger
4.450%, 02/01/2047	130	155
Lamb Weston Holdings
4.875%, 05/15/2028 (E)	90	99
4.625%, 11/01/2024 (E)	70	71
Land O’ Lakes
6.000%, 11/15/2022 (E)	1,020	1,066
Mars
3.200%, 04/01/2030 (E)	210	228
2.700%, 04/01/2025 (E)	370	391
2.375%, 07/16/2040 (E)	300	287
Molson Coors Beverage
4.200%, 07/15/2046	1,117	1,236
3.500%, 05/01/2022	100	102

122	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mondelez International
1.500%, 05/04/2025	$660	$670
Mondelez International Holdings Netherlands BV
2.125%, 09/19/2022 (E)	290	295
Nestle Holdings
1.875%, 09/14/2031 (E)	614	608
1.500%, 09/14/2028 (E)	580	573
PepsiCo
4.250%, 10/22/2044	100	122
4.000%, 03/05/2042	160	190
3.875%, 03/19/2060	120	146
3.625%, 03/19/2050	80	92
3.100%, 07/17/2022	59	60
2.875%, 10/15/2049	60	61
2.625%, 03/19/2027	50	53
2.250%, 03/19/2025	50	52
1.625%, 05/01/2030	440	431
0.750%, 05/01/2023	530	534
Philip Morris International
4.500%, 03/20/2042	130	153
2.900%, 11/15/2021	370	371
2.500%, 08/22/2022	590	602
2.500%, 11/02/2022	680	695
2.100%, 05/01/2030	290	288
1.125%, 05/01/2023	280	284
Procter & Gamble
3.000%, 03/25/2030	240	263
2.800%, 03/25/2027	80	86
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (E)	1,860	1,952
Reynolds American
8.125%, 05/01/2040	570	822
7.250%, 06/15/2037	390	525
5.850%, 08/15/2045	3,140	3,768
Walmart
3.300%, 04/22/2024	60	64
2.650%, 09/22/2051	33	33
2.500%, 09/22/2041	257	256
1.800%, 09/22/2031	400	397
1.500%, 09/22/2028	1,188	1,183

		80,599

Energy — 3.2%
Aker BP
4.000%, 01/15/2031 (E)	456	496
Apache
5.350%, 07/01/2049	230	255
5.250%, 02/01/2042	90	99
5.100%, 09/01/2040	205	230
4.750%, 04/15/2043 (B)	390	422
4.375%, 10/15/2028	200	216

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 01/15/2044	$890	$894
3.250%, 04/15/2022	86	86
BG Energy Capital
4.000%, 10/15/2021 (E)	1,485	1,487
BP Capital Markets
3.535%, 11/04/2024	100	108
3.506%, 03/17/2025	520	563
BP Capital Markets America
3.790%, 02/06/2024	100	107
3.633%, 04/06/2030	320	357
3.410%, 02/11/2026	1,110	1,210
3.379%, 02/08/2061	752	748
3.216%, 11/28/2023	420	443
3.194%, 04/06/2025	835	894
3.119%, 05/04/2026	230	249
3.000%, 02/24/2050	940	904
Cameron LNG
3.302%, 01/15/2035 (E)	660	705
2.902%, 07/15/2031 (E)	140	148
Canadian Natural Resources
6.450%, 06/30/2033	50	65
Cheniere Corpus Christi Holdings
3.700%, 11/15/2029	938	1,018
Cheniere Energy
4.625%, 10/15/2028	260	274
Cheniere Energy Partners
4.000%, 03/01/2031 (E)	100	105
3.250%, 01/31/2032 (E)	530	532
Chevron
3.191%, 06/24/2023	22	23
2.895%, 03/03/2024	560	590
2.355%, 12/05/2022	15	15
1.995%, 05/11/2027	635	655
1.554%, 05/11/2025	520	532
Chevron USA
5.250%, 11/15/2043	260	351
5.050%, 11/15/2044	29	39
4.950%, 08/15/2047	160	214
3.850%, 01/15/2028	200	226
3.250%, 10/15/2029	50	55
1.018%, 08/12/2027	425	415
Cimarex Energy
4.375%, 06/01/2024	210	226
4.375%, 03/15/2029	780	881
3.900%, 05/15/2027	970	1,061
Conoco Funding
7.250%, 10/15/2031	180	258
ConocoPhillips
5.900%, 10/15/2032	10	13
5.900%, 05/15/2038	420	575
4.300%, 08/15/2028 (E)	850	979
4.150%, 11/15/2034	280	319

SEI Institutional Managed Trust / Annual Report / September 30, 2021	123

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 10/01/2027 (E)	$620	$692
Continental Resources
5.750%, 01/15/2031 (E)	370	447
4.900%, 06/01/2044	80	90
4.500%, 04/15/2023	250	259
4.375%, 01/15/2028	520	575
3.800%, 06/01/2024	200	210
DCP Midstream Operating
6.450%, 11/03/2036 (E)	110	137
Devon Energy
8.250%, 08/01/2023 (E)	50	56
7.875%, 09/30/2031	660	934
5.875%, 06/15/2028 (E)	40	44
5.600%, 07/15/2041	571	711
5.250%, 10/15/2027 (E)	46	49
5.000%, 06/15/2045	1,828	2,143
4.750%, 05/15/2042	357	407
4.500%, 01/15/2030 (E)	304	331
Diamondback Energy
4.400%, 03/24/2051	275	312
3.500%, 12/01/2029	270	289
3.250%, 12/01/2026	30	32
Ecopetrol
5.875%, 05/28/2045	1,276	1,289
4.125%, 01/16/2025	203	211
Enable Midstream Partners
4.950%, 05/15/2028	1,081	1,214
4.400%, 03/15/2027	637	706
4.150%, 09/15/2029	379	411
3.900%, 05/15/2024	89	94
Energy Transfer
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.134%(F)	360	368
6.500%, 02/01/2042	45	58
6.250%, 04/15/2049	130	171
6.125%, 12/15/2045	287	365
6.100%, 02/15/2042	169	209
6.050%, 06/01/2041	151	187
6.000%, 06/15/2048	132	168
5.500%, 06/01/2027	118	138
5.400%, 10/01/2047	1,888	2,250
5.350%, 05/15/2045	712	830
5.300%, 04/01/2044	640	742
5.300%, 04/15/2047	100	117
5.250%, 04/15/2029	1,165	1,366
5.150%, 03/15/2045	579	663
5.000%, 05/15/2050	1,285	1,483
4.950%, 06/15/2028	180	207
4.500%, 11/01/2023	690	734
4.000%, 10/01/2027	1,280	1,412
3.750%, 05/15/2030	1,250	1,351

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eni
4.000%, 09/12/2023 (E)	$1,940	$2,064
Enterprise Products Operating
7.550%, 04/15/2038	40	61
5.700%, 02/15/2042	40	53
4.850%, 03/15/2044	430	517
4.800%, 02/01/2049	60	73
4.200%, 01/31/2050	1,530	1,724
4.150%, 10/16/2028	1,605	1,826
3.950%, 01/31/2060	220	238
3.700%, 01/31/2051	270	286
3.125%, 07/31/2029	170	183
2.800%, 01/31/2030	540	564
EOG Resources
4.950%, 04/15/2050	450	596
4.375%, 04/15/2030	120	140
4.150%, 01/15/2026	340	379
3.900%, 04/01/2035	390	442
EQT
6.625%, 02/01/2025	30	34
5.000%, 01/15/2029	150	169
3.900%, 10/01/2027	650	703
3.625%, 05/15/2031 (E)	320	333
3.125%, 05/15/2026 (E)	10	10
3.000%, 10/01/2022	430	438
Equinor
3.000%, 04/06/2027	1,100	1,185
2.875%, 04/06/2025	2,225	2,362
Exxon Mobil
4.327%, 03/19/2050	1,425	1,745
4.227%, 03/19/2040	800	950
4.114%, 03/01/2046	533	622
3.482%, 03/19/2030	460	512
3.452%, 04/15/2051	1,025	1,090
3.043%, 03/01/2026	660	712
2.992%, 03/19/2025	3,680	3,926
2.397%, 03/06/2022	100	101
1.571%, 04/15/2023	50	51
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (E)	261	261
2.625%, 03/31/2036 (E)	458	451
2.160%, 03/31/2034 (E)	720	707
1.750%, 09/30/2027 (E)	1,863	1,882
Halliburton
5.000%, 11/15/2045	80	96
4.850%, 11/15/2035	60	71
3.800%, 11/15/2025	45	49
3.500%, 08/01/2023	3	3
Hess
6.000%, 01/15/2040	880	1,130
5.600%, 02/15/2041	860	1,075

124	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HollyFrontier
5.875%, 04/01/2026	$620	$712
KazMunayGas National JSC
5.750%, 04/19/2047 (E)	340	408
Kinder Morgan
5.550%, 06/01/2045	300	382
5.200%, 03/01/2048	455	568
5.050%, 02/15/2046	170	206
4.300%, 06/01/2025	510	563
4.300%, 03/01/2028	200	227
3.150%, 01/15/2023	193	199
Kinder Morgan Energy Partners
5.500%, 03/01/2044	415	516
5.400%, 09/01/2044	20	25
Lundin Energy Finance BV
3.100%, 07/15/2031 (E)	1,504	1,525
2.000%, 07/15/2026 (E)	1,923	1,935
Marathon Oil
5.200%, 06/01/2045	207	247
MEG Energy
5.875%, 02/01/2029 (E)	80	82
MPLX
5.500%, 02/15/2049	390	494
4.875%, 12/01/2024	320	354
4.800%, 02/15/2029	330	382
4.700%, 04/15/2048	430	496
4.500%, 04/15/2038	520	580
Northwest Pipeline
4.000%, 04/01/2027	219	243
Occidental Petroleum
7.875%, 09/15/2031	610	813
7.500%, 05/01/2031	870	1,131
6.950%, 07/01/2024	288	325
6.600%, 03/15/2046	360	452
6.450%, 09/15/2036	280	352
5.550%, 03/15/2026	110	122
4.625%, 06/15/2045	280	286
4.500%, 07/15/2044	525	528
4.400%, 04/15/2046	120	120
4.200%, 03/15/2048	170	163
4.100%, 02/15/2047	600	571
3.400%, 04/15/2026	270	277
3.000%, 02/15/2027	300	300
Oleoducto Central
4.000%, 07/14/2027 (E)	247	254
Parsley Energy
4.125%, 02/15/2028 (E)	60	63
Pertamina Persero
6.000%, 05/03/2042 (E)	300	371
Petrobras Global Finance BV
7.375%, 01/17/2027	310	374
6.900%, 03/19/2049	1,870	2,082

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.850%, 06/05/2115	$820	$846
6.250%, 03/17/2024	1,394	1,557
5.750%, 02/01/2029	300	335
5.299%, 01/27/2025	1,278	1,428
Petroleos del Peru
5.625%, 06/19/2047 (E)	454	453
Petroleos Mexicanos
7.690%, 01/23/2050	150	142
6.950%, 01/28/2060	780	682
6.625%, 06/15/2035	767	728
6.375%, 01/23/2045	1,105	939
5.625%, 01/23/2046	480	385
4.875%, 01/18/2024	32	33
2.460%, 12/15/2025	830	861
2.378%, 04/15/2025	406	418
Petroleos Mexicanos MTN
6.875%, 08/04/2026	120	131
6.750%, 09/21/2047	2,970	2,590
Phillips 66
3.900%, 03/15/2028	24	27
1.300%, 02/15/2026	405	403
Pioneer Natural Resources
2.150%, 01/15/2031	450	438
1.900%, 08/15/2030	862	825
1.125%, 01/15/2026	110	109
Plains All American Pipeline
4.500%, 12/15/2026	1,485	1,660
2.850%, 01/31/2023	250	256
Qatar Petroleum
3.300%, 07/12/2051 (E)	1,048	1,058
3.125%, 07/12/2041 (E)	895	895
2.250%, 07/12/2031 (E)	1,040	1,030
Range Resources
5.875%, 07/01/2022	4	4
5.000%, 03/15/2023	322	334
4.875%, 05/15/2025	120	127
Rockies Express Pipeline
6.875%, 04/15/2040 (E)	830	921
4.950%, 07/15/2029 (E)	2,235	2,324
Ruby Pipeline
8.000%, 04/01/2022 (B)(E)	1,008	943
Sabine Pass Liquefaction
5.750%, 05/15/2024	1,370	1,526
5.000%, 03/15/2027	1,265	1,454
Saudi Arabian Oil
1.625%, 11/24/2025 (E)	540	540
1.250%, 11/24/2023 (E)	450	453
Schlumberger Finance Canada
2.650%, 11/20/2022 (E)	329	337
1.400%, 09/17/2025	380	384
Schlumberger Holdings
3.900%, 05/17/2028 (E)	475	524

SEI Institutional Managed Trust / Annual Report / September 30, 2021	125

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Schlumberger Investment
3.650%, 12/01/2023	$61	$65
Shell International Finance BV
4.550%, 08/12/2043	280	351
4.375%, 05/11/2045	470	577
4.125%, 05/11/2035	1,566	1,847
3.250%, 04/06/2050	840	894
2.875%, 05/10/2026	900	970
2.750%, 04/06/2030	440	467
Sinopec Group Overseas Development
4.375%, 04/10/2024 (E)	1,240	1,344
Southern Natural Gas
8.000%, 03/01/2032	170	241
Southwestern Energy
5.375%, 02/01/2029 (E)	20	21
5.375%, 03/15/2030	60	65
Spectra Energy Partners
5.950%, 09/25/2043	30	41
Targa Resources Partners
5.500%, 03/01/2030	130	142
5.000%, 01/15/2028	100	105
4.875%, 02/01/2031	330	356
4.000%, 01/15/2032 (E)	40	41
Tennessee Gas Pipeline
8.375%, 06/15/2032	1,140	1,659
2.900%, 03/01/2030 (E)	1,510	1,562
TransCanada PipeLines
4.625%, 03/01/2034	860	1,013
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	60	75
Valero Energy
1.200%, 03/15/2024	1,115	1,127
Western Midstream Operating
6.500%, 02/01/2050	210	247
5.500%, 08/15/2048	244	285
5.300%, 02/01/2030	1,200	1,326
5.300%, 03/01/2048	162	187
4.650%, 07/01/2026	40	43
4.500%, 03/01/2028	60	64
4.350%, 02/01/2025	390	412
4.000%, 07/01/2022	35	36
2.229%, VAR ICE LIBOR USD 3 Month +2.100%, 01/13/2023	130	130
Williams
7.750%, 06/15/2031	841	1,170
7.500%, 01/15/2031	100	139
5.750%, 06/24/2044	51	67
5.400%, 03/04/2044	84	106
3.750%, 06/15/2027	1,044	1,150
		139,471

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Financials — 9.6%
ABN AMRO Bank
4.750%, 07/28/2025 (E)	$360	$399
Alleghany
3.250%, 08/15/2051	487	478
Ally Financial
1.450%, 10/02/2023	670	680
Ambac Assurance
5.100% (E)(F)	8	12
American International Group
6.250%, 05/01/2036	100	139
6.250%, VAR ICE LIBOR USD 3 Month +2.056%, 03/15/2037	1,220	1,433
4.750%, 04/01/2048	130	166
4.375%, 06/30/2050	430	529
4.200%, 04/01/2028	128	146
4.125%, 02/15/2024	107	116
3.900%, 04/01/2026	530	588
3.875%, 01/15/2035	30	34
3.400%, 06/30/2030	724	790
2.500%, 06/30/2025	260	272
Andrew W Mellon Foundation
0.947%, 08/01/2027	393	386
ANZ New Zealand Int’l
1.250%, 06/22/2026 (E)	966	962
Aon
6.250%, 09/30/2040	19	27
Apollo Management Holdings
5.000%, 03/15/2048 (E)	780	999
4.400%, 05/27/2026 (E)	530	597
Assured Guaranty US Holdings
3.600%, 09/15/2051	325	330
Athene Global Funding
3.000%, 07/01/2022 (E)	211	215
2.950%, 11/12/2026 (E)	2,090	2,228
2.500%, 03/24/2028 (E)	1,134	1,161
1.985%, 08/19/2028 (E)	841	830
1.730%, 10/02/2026 (E)	972	971
1.608%, 06/29/2026 (E)	1,365	1,364
0.750%, VAR United States Secured Overnight Financing Rate + 0.700%, 05/24/2024 (E)	2,025	2,035
Athene Global Funding MTN
2.646%, 10/04/2031 (E)	1,070	1,071
Athene Holding
4.125%, 01/12/2028	605	672
Avolon Holdings Funding
3.950%, 07/01/2024 (E)	715	759
2.875%, 02/15/2025 (E)	975	1,003
2.528%, 11/18/2027 (E)	659	648
AXA Equitable Holdings
3.900%, 04/20/2023	500	525

126	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Banco Santander
3.848%, 04/12/2023	$600	$630
2.749%, 12/03/2030	1,000	995
2.746%, 05/28/2025	1,400	1,469
1.722%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 09/14/2027	1,190	1,185
1.239%, VAR ICE LIBOR USD 3 Month + 1.120%, 04/12/2023	400	405
Bank of America
3.483%, VAR United States Secured Overnight Financing Rate + 1.650%, 03/13/2052	320	345
3.419%, VAR ICE LIBOR USD 3 Month + 1.040%, 12/20/2028	1,010	1,095
3.311%, VAR United States Secured Overnight Financing Rate + 1.580%, 04/22/2042	1,905	1,999
3.004%, VAR ICE LIBOR USD 3 Month + 0.790%, 12/20/2023	2,144	2,210
2.687%, VAR United States Secured Overnight Financing Rate + 1.320%, 04/22/2032	3,175	3,233
2.592%, VAR United States Secured Overnight Financing Rate + 2.150%, 04/29/2031	1,570	1,602
1.734%, VAR United States Secured Overnight Financing Rate + 0.960%, 07/22/2027	7,992	8,025
1.658%, VAR United States Secured Overnight Financing Rate + 0.910%, 03/11/2027	8,271	8,318
0.976%, VAR United States Secured Overnight Financing Rate + 0.690%, 04/22/2025	1,746	1,755
Bank of America MTN
5.000%, 01/21/2044	830	1,089
4.450%, 03/03/2026	847	948
4.330%, VAR ICE LIBOR USD 3 Month + 1.520%, 03/15/2050	805	987
4.271%, VAR ICE LIBOR USD 3 Month + 1.310%, 07/23/2029	65	74
4.250%, 10/22/2026	80	90
4.244%, VAR ICE LIBOR USD 3 Month + 1.814%, 04/24/2038	179	209
4.200%, 08/26/2024	1,530	1,674
4.125%, 01/22/2024	290	313
4.100%, 07/24/2023	340	362
4.083%, VAR ICE LIBOR USD 3 Month + 3.150%, 03/20/2051	1,630	1,929
4.000%, 04/01/2024	1,309	1,417
4.000%, 01/22/2025	2,033	2,209

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.974%, VAR ICE LIBOR USD 3 Month + 1.210%, 02/07/2030	$1,900	$2,127
3.970%, VAR ICE LIBOR USD 3 Month + 1.070%, 03/05/2029	625	695
3.864%, VAR ICE LIBOR USD 3 Month + 0.940%, 07/23/2024	600	635
3.824%, VAR ICE LIBOR USD 3 Month + 1.575%, 01/20/2028	524	578
3.593%, VAR ICE LIBOR USD 3 Month + 1.370%, 07/21/2028	1,364	1,495
3.559%, VAR ICE LIBOR USD 3 Month + 1.060%, 04/23/2027	795	865
3.550%, VAR ICE LIBOR USD 3 Month + 0.780%, 03/05/2024	860	897
3.500%, 04/19/2026	946	1,033
3.300%, 01/11/2023	1,200	1,245
3.194%, VAR ICE LIBOR USD 3 Month + 1.180%, 07/23/2030	240	255
3.093%, VAR ICE LIBOR USD 3 Month + 1.090%, 10/01/2025	1,250	1,329
2.884%, VAR ICE LIBOR USD 3 Month + 1.190%, 10/22/2030	265	277
2.496%, VAR ICE LIBOR USD 3 Month + 0.990%, 02/13/2031	905	916
2.456%, VAR ICE LIBOR USD 3 Month + 0.870%, 10/22/2025	892	932
2.087%, VAR United States Secured Overnight Financing Rate + 1.060%, 06/14/2029	4,245	4,238
2.015%, VAR ICE LIBOR USD 3 Month + 0.640%, 02/13/2026	166	170
1.922%, VAR United States Secured Overnight Financing Rate + 1.370%, 10/24/2031	540	519
1.898%, VAR United States Secured Overnight Financing Rate + 1.530%, 07/23/2031	639	616
1.319%, VAR United States Secured Overnight Financing Rate + 1.150%, 06/19/2026	1,452	1,452
1.197%, VAR United States Secured Overnight Financing Rate + 1.010%, 10/24/2026	3,175	3,151
Bank of Montreal MTN
1.850%, 05/01/2025	880	906
Bank of New York Mellon
3.400%, 05/15/2024	530	567
Bank of New York Mellon MTN
3.250%, 09/11/2024	100	107
1.600%, 04/24/2025	260	266

SEI Institutional Managed Trust / Annual Report / September 30, 2021	127

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.551% (F)	$510	$548
1.300%, 06/11/2025	480	483
Barclays
5.088%, VAR ICE LIBOR USD 3 Month +3.054%, 06/20/2030	1,940	2,239
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month +1.902%, 05/16/2029	520	605
Barclays Bank
1.700%, 05/12/2022	360	363
Barclays Bank PLC
4.375%, 01/12/2026	2,270	2,533
BBVA USA
3.875%, 04/10/2025	430	469
Berkshire Hathaway Finance
4.250%, 01/15/2049	870	1,061
Blackstone Holdings Finance
2.850%, 08/05/2051 (E)	578	549
1.625%, 08/05/2028 (E)	484	473
Blackstone Private Credit Fund
2.625%, 12/15/2026 (E)	1,195	1,191
Blackstone Secured Lending Fund
3.625%, 01/15/2026	670	708
2.850%, 09/30/2028 (E)	1,005	998
Blue Owl Finance LLC
4.125%, 10/07/2051	243	237
BNP Paribas
4.705%, VAR ICE LIBOR USD 3 Month +2.235%, 01/10/2025 (E)	930	1,007
4.625%, 03/13/2027 (E)	200	225
4.400%, 08/14/2028 (E)	1,447	1,649
3.375%, 01/09/2025 (E)	290	309
2.219%, VAR United States Secured Overnight Financing Rate + 2.074%, 06/09/2026 (E)	600	616
2.159%, VAR United States Secured Overnight Financing Rate + 1.218%, 09/15/2029 (E)	876	868
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.483%, 03/01/2033 (E)	400	439
3.500%, 03/01/2023 (E)	464	484
3.052%, VAR United States Secured Overnight Financing Rate + 1.507%, 01/13/2031 (E)	200	209
BPCE
5.150%, 07/21/2024 (E)	410	453
Brighthouse Financial
4.700%, 06/22/2047	253	286

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (E)	$1,505	$1,513
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	480	484
Chubb INA Holdings
3.350%, 05/03/2026	200	218
3.150%, 03/15/2025	74	79
2.875%, 11/03/2022	39	40
CI Financial
4.100%, 06/15/2051	1,020	1,096
3.200%, 12/17/2030	1,255	1,303
Citadel
4.875%, 01/15/2027 (E)	660	713
Citigroup
8.125%, 07/15/2039	1,064	1,818
6.675%, 09/13/2043	70	107
6.625%, 06/15/2032	100	134
6.300%, VAR ICE LIBOR USD 3 Month +3.423% (F)	300	324
5.950%, VAR ICE LIBOR USD 3 Month +3.905% (F)	700	764
5.950%, VAR ICE LIBOR USD 3 Month +4.068% (F)	360	375
5.500%, 09/13/2025	950	1,096
5.300%, 05/06/2044	225	299
4.750%, 05/18/2046	100	126
4.650%, 07/30/2045	903	1,149
4.650%, 07/23/2048	490	632
4.500%, 01/14/2022	380	384
4.450%, 09/29/2027	1,295	1,473
4.412%, VAR United States Secured Overnight Financing Rate + 3.914%, 03/31/2031	2,750	3,175
4.400%, 06/10/2025	1,080	1,195
4.300%, 11/20/2026	240	270
4.125%, 07/25/2028	210	234
4.075%, VAR ICE LIBOR USD 3 Month +1.192%, 04/23/2029	81	91
4.050%, 07/30/2022	70	72
3.980%, VAR ICE LIBOR USD 3 Month +1.338%, 03/20/2030	1,860	2,089
3.878%, VAR ICE LIBOR USD 3 Month +1.168%, 01/24/2039	59	67
3.700%, 01/12/2026	485	533
3.500%, 05/15/2023	630	660
3.400%, 05/01/2026	260	283
3.352%, VAR ICE LIBOR USD 3 Month +0.897%, 04/24/2025	990	1,052
3.300%, 04/27/2025	120	129
3.106%, VAR United States Secured
Overnight Financing Rate + 2.842%, 04/08/2026	350	372

128	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.572%, VAR United States Secured Overnight Financing Rate + 2.107%, 06/03/2031	$310	$316
1.678%, VAR United States Secured Overnight Financing Rate + 1.667%, 05/15/2024	500	510
1.462%, VAR United States Secured Overnight Financing Rate + 0.770%, 06/09/2027	2,295	2,281
CME Group
3.000%, 03/15/2025	51	54
CNO Global Funding
1.750%, 10/07/2026 (E)	1,005	1,005
Cooperatieve Rabobank UA
4.625%, 12/01/2023	1,630	1,766
4.375%, 08/04/2025	2,150	2,384
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	30	30
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.644%, 01/10/2033 (E)	250	270
1.907%, VAR United States Secured Overnight Financing Rate + 1.676%, 06/16/2026 (E)	400	408
Credit Suisse Group
4.282%, 01/09/2028 (E)	825	917
4.207%, VAR ICE LIBOR USD 3 Month + 1.240%, 06/12/2024 (E)	300	317
4.194%, VAR United States Secured Overnight Financing Rate + 3.730%, 04/01/2031 (E)	730	818
3.750%, 03/26/2025	250	270
3.091%, VAR United States Secured Overnight Financing Rate + 1.730%, 05/14/2032 (E)	2,585	2,643
2.593%, VAR United States Secured Overnight Financing Rate + 1.560%, 09/11/2025 (E)	760	788
2.193%, VAR United States Secured Overnight Financing Rate + 2.044%, 06/05/2026 (E)	3,508	3,574
1.305%, VAR United States Secured Overnight Financing Rate + 0.980%, 02/02/2027 (E)	2,000	1,954
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	120	135
Credit Suisse NY
2.950%, 04/09/2025	520	551
1.250%, 08/07/2026	2,495	2,459
Danske Bank
5.375%, 01/12/2024 (E)	650	713
5.000%, 01/12/2022 (E)	990	1,002
3.875%, 09/12/2023 (E)	200	212

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.244%, VAR ICE LIBOR USD 3 Month +1.591%, 12/20/2025 (E)	$220	$234
1.226%, 06/22/2024 (E)	200	202
Danske Bank MTN
4.375%, 06/12/2028 (E)	200	223
DNB Bank
1.605%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.680%, 03/30/2028 (E)	2,065	2,055
1.535%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.720%, 05/25/2027 (E)	847	847
1.127%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 09/16/2026 (E)	5	5
Enstar Group
3.100%, 09/01/2031	812	799
F&G Global Funding
2.000%, 09/20/2028 (E)	1,284	1,264
1.750%, 06/30/2026 (E)	810	815
Farmers Exchange Capital
7.200%, 07/15/2048 (E)	1,021	1,450
7.050%, 07/15/2028 (E)	1,000	1,226
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month +3.744%, 11/01/2053 (E)	1,650	2,114
Federal Realty Investment Trust
3.950%, 01/15/2024	445	475
FS KKR Capital
3.400%, 01/15/2026	1,279	1,336
2.625%, 01/15/2027	480	481
GA Global Funding Trust
1.950%, 09/15/2028 (E)	1,515	1,493
0.800%, 09/13/2024 (E)	1,125	1,120
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month +0.768% (F)	10	10
Goldman Sachs Group
6.750%, 10/01/2037	30	43
6.250%, 02/01/2041	1,050	1,530
5.750%, 01/24/2022	110	112
5.150%, 05/22/2045	820	1,075
4.750%, 10/21/2045	370	478
4.250%, 10/21/2025	1,120	1,240
4.223%, VAR ICE LIBOR USD 3 Month +1.301%, 05/01/2029	1,300	1,469
3.814%, VAR ICE LIBOR USD 3 Month +1.158%, 04/23/2029	480	531
3.800%, 03/15/2030	2,745	3,056
3.750%, 02/25/2026	560	615
3.691%, VAR ICE LIBOR USD 3 Month +1.510%, 06/05/2028	380	418
3.500%, 04/01/2025	540	581

SEI Institutional Managed Trust / Annual Report / September 30, 2021	129

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 11/16/2026	$2,520	$2,723
3.272%, VAR ICE LIBOR USD 3 Month + 1.201%, 09/29/2025	2,700	2,883
3.210%, VAR United States Secured Overnight Financing Rate + 1.513%, 04/22/2042	120	124
3.200%, 02/23/2023	470	487
2.908%, VAR United States Secured Overnight Financing Rate + 1.472%, 07/21/2042	260	256
1.542%, VAR United States Secured Overnight Financing Rate + 0.818%, 09/10/2027	5,835	5,812
1.431%, VAR United States Secured Overnight Financing Rate + 0.798%, 03/09/2027	1,150	1,147
0.657%, VAR United States Secured Overnight Financing Rate + 0.505%, 09/10/2024	2,400	2,400
Goldman Sachs Group MTN
4.800%, 07/08/2044	120	154
4.000%, 03/03/2024	690	743
3.850%, 07/08/2024	330	355
2.383%, VAR United States Secured Overnight Financing Rate + 1.248%, 07/21/2032	2,650	2,624
Guardian Life Global Funding
1.100%, 06/23/2025 (E)	190	191
Healthpeak Properties
4.000%, 06/01/2025	1,515	1,654
HSBC Bank
7.650%, 05/01/2025	500	598
HSBC Bank USA
7.000%, 01/15/2039	275	425
HSBC Holdings
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.649%(F)	905	905
4.583%, VAR ICE LIBOR USD 3 Month + 1.535%, 06/19/2029	945	1,073
4.375%, 11/23/2026	345	385
4.300%, 03/08/2026	1,710	1,904
4.250%, 03/14/2024	510	548
4.250%, 08/18/2025	560	614
3.973%, VAR ICE LIBOR USD 3 Month + 1.610%, 05/22/2030	860	949
2.633%, VAR United States Secured Overnight Financing Rate + 1.402%, 11/07/2025	415	433
2.206%, VAR United States Secured Overnight Financing Rate + 1.285%, 08/17/2029	1,930	1,914

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.099%, VAR United States Secured Overnight Financing Rate + 1.929%, 06/04/2026	$2,640	$2,698
2.013%, VAR United States Secured Overnight Financing Rate + 1.732%, 09/22/2028	3,230	3,229
1.645%, VAR United States Secured Overnight Financing Rate + 1.538%, 04/18/2026	330	332
1.589%, VAR United States Secured Overnight Financing Rate + 1.290%, 05/24/2027	1,035	1,028
ILFC E-Capital Trust II
3.710%, 12/21/2065 (D)(E)	400	334
ING Groep
2.727%, VAR United States Secured Overnight Financing Rate + 1.316%, 04/01/2032	450	463
Intesa Sanpaolo
3.375%, 01/12/2023 (E)	440	455
3.125%, 07/14/2022 (E)	600	613
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (E)	2,320	2,505
JPMorgan Chase
8.750%, 09/01/2030	970	1,445
4.950%, 06/01/2045	430	562
4.452%, VAR ICE LIBOR USD 3 Month + 1.330%, 12/05/2029	300	346
4.260%, VAR ICE LIBOR USD 3 Month + 1.580%, 02/22/2048	84	101
4.250%, 10/01/2027	720	819
4.203%, VAR ICE LIBOR USD 3 Month + 1.260%, 07/23/2029	800	910
4.032%, VAR ICE LIBOR USD 3 Month + 1.460%, 07/24/2048	645	752
4.023%, VAR ICE LIBOR USD 3 Month + 1.000%, 12/05/2024	1,480	1,585
3.897%, VAR ICE LIBOR USD 3 Month + 1.220%, 01/23/2049	115	132
3.882%, VAR ICE LIBOR USD 3 Month + 1.360%, 07/24/2038	325	374
3.875%, 09/10/2024	1,140	1,240
3.625%, 05/13/2024	230	247
3.625%, 12/01/2027	230	251
3.328%, VAR United States Secured Overnight Financing Rate + 1.580%, 04/22/2052	943	988
3.200%, 01/25/2023	100	104
3.200%, 06/15/2026	400	432
3.109%, VAR United States Secured Overnight Financing Rate + 2.440%, 04/22/2051	130	132

130	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.956%, VAR United States Secured Overnight Financing Rate + 2.515%, 05/13/2031	$620	$645
2.950%, 10/01/2026	377	404
2.739%, VAR United States Secured Overnight Financing Rate + 1.510%, 10/15/2030	165	171
2.522%, VAR United States Secured Overnight Financing Rate + 2.040%, 04/22/2031	450	459
2.301%, VAR United States Secured Overnight Financing Rate + 1.160%, 10/15/2025	1,190	1,234
2.182%, VAR United States Secured Overnight Financing Rate + 1.890%, 06/01/2028	987	1,008
2.083%, VAR United States Secured Overnight Financing Rate + 1.850%, 04/22/2026	2,854	2,936
2.069%, VAR United States Secured Overnight Financing Rate + 1.015%, 06/01/2029	2,891	2,898
2.005%, VAR United States Secured Overnight Financing Rate + 1.585%, 03/13/2026	2,045	2,095
1.578%, VAR United States Secured Overnight Financing Rate + 0.885%, 04/22/2027	4,945	4,955
1.514%, VAR United States Secured Overnight Financing Rate + 1.455%, 06/01/2024	1,340	1,362
1.470%, VAR United States Secured Overnight Financing Rate + 0.765%, 09/22/2027	6,538	6,496
1.045%, VAR United States Secured Overnight Financing Rate + 0.800%, 11/19/2026	1,797	1,770
1.040%, VAR United States Secured Overnight Financing Rate + 0.695%, 02/04/2027	3,223	3,162
0.969%, VAR United States Secured Overnight Financing Rate + 0.580%, 06/23/2025	4,070	4,075
0.824%, VAR United States Secured Overnight Financing Rate + 0.540%, 06/01/2025	1,477	1,477
0.680%, VAR ICE LIBOR USD 3 Month + 0.550%, 02/01/2027	1,590	1,537
KKR Group Finance II
5.500%, 02/01/2043 (E)	80	106
KKR Group Finance III
5.125%, 06/01/2044 (E)	535	692

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group
4.375%, 03/22/2028	$925	$1,052
4.344%, 01/09/2048	200	236
4.050%, 08/16/2023	200	213
3.870%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 3.500%, 07/09/2025	1,190	1,283
2.907%, VAR ICE LIBOR USD 3 Month + 0.810%, 11/07/2023	410	421
2.858%, VAR ICE LIBOR USD 3 Month + 1.249%, 03/17/2023	855	864
1.627%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 05/11/2027	2,000	1,998
Macquarie Bank
3.624%, 06/03/2030 (E)	425	446
Macquarie Group
1.340%, VAR United States Secured Overnight Financing Rate + 1.069%, 01/12/2027 (E)	2,045	2,027
Macquarie Group MTN
1.629%, VAR United States Secured Overnight Financing Rate + 0.910%, 09/23/2027 (E)	382	380
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (E)	88	95
Mercury General
4.400%, 03/15/2027	935	1,048
MetLife
6.400%, 12/15/2036	420	540
5.700%, 06/15/2035	15	20
MetLife Capital Trust IV
7.875%, 12/15/2037 (E)	800	1,112
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (E)	1,955	2,150
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	230	232
2.309%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.950%, 07/20/2032	1,042	1,032
1.538%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.750%, 07/20/2027	1,896	1,894
0.953%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 07/19/2025	1,919	1,921
Morgan Stanley
1.593%, VAR United States Secured Overnight Financing Rate + 0.879%, 05/04/2027	2,535	2,543
0.985%, VAR United States Secured Overnight Financing Rate + 0.720%, 12/10/2026	1,639	1,610

SEI Institutional Managed Trust / Annual Report / September 30, 2021	131

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.790%, VAR United States Secured Overnight Financing Rate + 0.525%, 05/30/2025	$3,359	$3,349
Morgan Stanley MTN
4.431%, VAR ICE LIBOR USD 3 Month + 1.628%, 01/23/2030	340	393
3.971%, VAR ICE LIBOR USD 3 Month + 1.455%, 07/22/2038	119	136
3.772%, VAR ICE LIBOR USD 3 Month + 1.140%, 01/24/2029	1,080	1,195
3.622%, VAR United States Secured Overnight Financing Rate + 3.120%, 04/01/2031	2,920	3,218
3.125%, 07/27/2026	190	205
2.750%, 05/19/2022	1	1
2.720%, VAR United States Secured Overnight Financing Rate + 1.152%, 07/22/2025	980	1,027
2.699%, VAR United States Secured Overnight Financing Rate + 1.143%, 01/22/2031	520	536
2.625%, 11/17/2021	1,066	1,069
2.239%, VAR United States Secured Overnight Financing Rate + 1.178%, 07/21/2032	956	940
2.188%, VAR United States Secured Overnight Financing Rate + 1.990%, 04/28/2026	1,300	1,342
1.512%, VAR United States Secured Overnight Financing Rate + 0.858%, 07/20/2027	5,323	5,298
0.864%, VAR United States Secured Overnight Financing Rate + 0.745%, 10/21/2025	1,161	1,159
0.791%, VAR United States Secured Overnight Financing Rate + 0.509%, 01/22/2025	3,985	3,985
MUFG Bank
4.100%, 09/09/2023 (E)	200	214
National Securities Clearing
1.500%, 04/23/2025 (E)	3,035	3,082
1.200%, 04/23/2023 (E)	410	416
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month + 1.392%, 08/01/2024 (E)	800	851
3.766%, VAR ICE LIBOR USD 3 Month + 1.064%, 03/08/2024 (E)	1,840	1,918
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month + 1.181%, 04/26/2023 (E)	830	844
Nationwide Mutual Insurance
2.406%, VAR ICE LIBOR USD 3 Month + 2.290%, 12/15/2024 (E)	3,735	3,739

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NatWest Group
4.892%, VAR ICE LIBOR USD 3 Month +1.754%, 05/18/2029	$200	$233
4.519%, VAR ICE LIBOR USD 3 Month +1.550%, 06/25/2024	830	883
4.269%, VAR ICE LIBOR USD 3 Month +1.762%, 03/22/2025	1,500	1,619
1.642%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.900%, 06/14/2027	2,280	2,280
New York Life Global Funding
0.950%, 06/24/2025 (E)	340	339
New York Life Insurance
6.750%, 11/15/2039 (E)	345	519
Nomura Holdings
2.648%, 01/16/2025	550	573
2.608%, 07/14/2031	799	796
1.653%, 07/14/2026	1,609	1,603
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (E)	1,212	1,316
Oaktree Specialty Lending
2.700%, 01/15/2027	337	338
Ohio National Financial Services
5.800%, 01/24/2030 (E)	625	715
Owl Rock Capital
3.400%, 07/15/2026	1,398	1,456
2.875%, 06/11/2028	337	336
Park Aerospace Holdings
5.500%, 02/15/2024 (E)	212	231
5.250%, 08/15/2022 (E)	25	26
4.500%, 03/15/2023 (E)	2,070	2,163
Pricoa Global Funding I MTN
1.200%, 09/01/2026 (E)	1,475	1,466
Principal Life Global Funding II
1.250%, 06/23/2025 (E)	160	160
Private Export Funding
0.550%, 07/30/2024 (E)	845	841
Prospect Capital
3.706%, 01/22/2026	500	515
Protective Life Global Funding
1.618%, 04/15/2026 (E)	2,170	2,191
Prudential Financial MTN
5.625%, 05/12/2041	10	13
Raymond James Financial
4.950%, 07/15/2046	180	233
Reliance Standard Life Global Funding II MTN
1.512%, 09/28/2026 (E)	968	963
Royal Bank of Canada MTN
1.600%, 04/17/2023	760	775
1.150%, 06/10/2025	460	461

132	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Santander Holdings USA
4.500%, 07/17/2025	$80	$88
3.450%, 06/02/2025	640	685
Santander UK Group Holdings
4.796%, VAR ICE LIBOR USD 3 Month +1.570%, 11/15/2024	2,750	2,977
3.823%, VAR ICE LIBOR USD 3 Month +1.400%, 11/03/2028	610	667
1.673%, VAR United States Secured Overnight Financing Rate + 0.989%, 06/14/2027	445	443
1.532%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.250%, 08/21/2026	235	235
1.089%, VAR United States Secured Overnight Financing Rate + 0.787%, 03/15/2025	2,475	2,479
SBL Holdings
5.000%, 02/18/2031 (E)	1,115	1,190
Scentre Group Trust 1
4.375%, 05/28/2030 (B)(E)	635	734
3.625%, 01/28/2026 (E)	1,144	1,241
Societe Generale
3.625%, 03/01/2041 (E)	645	657
2.889%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 06/09/2032 (E)	755	759
Societe Generale MTN
2.625%, 01/22/2025 (E)	735	763
State Street
3.300%, 12/16/2024	70	76
Sumitomo Mitsui Financial Group
2.930%, 09/17/2041	642	625
1.902%, 09/17/2028	2,001	1,978
1.402%, 09/17/2026	1,284	1,274
Svensk Exportkredit MTN
0.750%, 04/06/2023	221	223
Swedbank
1.300%, 06/02/2023 (E)	580	588
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (E)	124	187
4.900%, 09/15/2044 (E)	240	312
3.300%, 05/15/2050 (E)	2,455	2,580
The Vanguard Group
3.050%, 08/22/2050	670	642
Toronto-Dominion Bank MTN
1.250%, 09/10/2026	1,606	1,594
1.150%, 06/12/2025	460	461
0.750%, 06/12/2023	910	915
Trust Fibra Uno
6.390%, 01/15/2050 (E)	344	407
5.250%, 01/30/2026 (E)	490	545

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
UBS
1.750%, 04/21/2022 (E)	$850	$856
0.700%, 08/09/2024 (E)	2,075	2,072
UBS Group
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.344% (E)(F)	1,640	1,789
4.253%, 03/23/2028 (E)	350	393
4.125%, 09/24/2025 (E)	200	221
3.491%, 05/23/2023 (E)	1,650	1,682
2.859%, VAR ICE LIBOR USD 3 Month +0.954%, 08/15/2023 (E)	200	204
2.650%, 02/01/2022 (E)	385	388
UniCredit MTN
6.572%, 01/14/2022 (E)	1,350	1,372
US Bancorp
1.450%, 05/12/2025	1,020	1,036
US Bancorp MTN
2.950%, 07/15/2022	25	26
Validus Holdings
8.875%, 01/26/2040	905	1,478
WEA Finance
4.750%, 09/17/2044 (E)	230	250
3.750%, 09/17/2024 (E)	990	1,054
Wells Fargo
7.950%, 11/15/2029	495	676
5.375%, 11/02/2043	400	531
3.000%, 10/23/2026	1,030	1,104
2.188%, VAR United States Secured Overnight Financing Rate + 2.000%, 04/30/2026	5,025	5,186
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate + 4.502%, 04/04/2051	4,010	5,382
4.900%, 11/17/2045	909	1,151
4.750%, 12/07/2046	700	877
4.650%, 11/04/2044	261	320
4.478%, VAR United States Secured Overnight Financing Rate + 4.032%, 04/04/2031	2,630	3,062
4.400%, 06/14/2046	1,370	1,628
4.150%, 01/24/2029	1,010	1,148
4.125%, 08/15/2023	900	958
3.750%, 01/24/2024	250	267
3.500%, 03/08/2022	72	73
3.450%, 02/13/2023	660	687
3.196%, VAR ICE LIBOR USD 3 Month +1.170%, 06/17/2027	1,550	1,664
2.879%, VAR United States Secured Overnight Financing Rate + 1.432%, 10/30/2030	20	21

SEI Institutional Managed Trust / Annual Report / September 30, 2021	133

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.406%, VAR United States Secured Overnight Financing Rate + 1.087%, 10/30/2025	$1,005	$1,047
2.164%, VAR ICE LIBOR USD 3 Month +0.750%, 02/11/2026	1,310	1,351
Westpac Banking
2.668%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.750%, 11/15/2035	450	441
		426,086

Health Care — 3.2%
Abbott Laboratories
4.900%, 11/30/2046	470	636
4.750%, 11/30/2036	260	331
3.750%, 11/30/2026	463	519
AbbVie
4.625%, 10/01/2042	38	46
4.550%, 03/15/2035	1,700	2,037
4.500%, 05/14/2035	510	610
4.450%, 05/14/2046	238	287
4.400%, 11/06/2042	1,081	1,291
4.300%, 05/14/2036	233	273
4.250%, 11/14/2028	335	386
4.250%, 11/21/2049	2,207	2,614
4.050%, 11/21/2039	949	1,091
3.800%, 03/15/2025	460	500
3.750%, 11/14/2023	189	201
3.600%, 05/14/2025	770	833
3.450%, 03/15/2022	370	373
3.200%, 11/06/2022	44	45
3.200%, 11/21/2029	1,215	1,309
2.950%, 11/21/2026	380	407
2.900%, 11/06/2022	10	10
2.600%, 11/21/2024	1,820	1,913
2.300%, 11/21/2022	2,934	2,995
Advocate Health & Hospitals
2.211%, 06/15/2030	1,615	1,636
Aetna
3.875%, 08/15/2047	345	383
2.800%, 06/15/2023	2,650	2,743
Amgen
6.375%, 06/01/2037	910	1,277
5.150%, 11/15/2041	332	424
4.663%, 06/15/2051	269	339
4.400%, 05/01/2045	375	449
3.625%, 05/22/2024	130	139
3.150%, 02/21/2040	190	192
3.000%, 01/15/2052	1,471	1,411
2.770%, 09/01/2053	263	243
2.000%, 01/15/2032	1,515	1,457
1.650%, 08/15/2028	1,294	1,272

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anthem
4.625%, 05/15/2042	$41	$50
3.650%, 12/01/2027	220	244
3.500%, 08/15/2024	90	96
3.350%, 12/01/2024	1,425	1,528
3.125%, 05/15/2022	468	476
2.950%, 12/01/2022	661	680
AstraZeneca
3.000%, 05/28/2051	329	339
Astrazeneca Finance
1.750%, 05/28/2028	1,135	1,142
1.200%, 05/28/2026	659	659
Bausch Health
7.250%, 05/30/2029 (E)	170	174
6.250%, 02/15/2029 (E)	500	495
5.500%, 11/01/2025 (E)	20	20
Baxalta
3.600%, 06/23/2022	546	556
Baxter International
3.950%, 04/01/2030	425	483
BayCare Health System
3.831%, 11/15/2050	1,595	1,902
Bayer US Finance
3.375%, 10/08/2024 (E)	800	852
Bayer US Finance II
4.875%, 06/25/2048 (E)	1,795	2,197
4.700%, 07/15/2064 (E)	210	245
4.625%, 06/25/2038 (E)	420	495
4.375%, 12/15/2028 (E)	3,535	4,002
4.250%, 12/15/2025 (E)	2,345	2,592
Becton Dickinson
4.685%, 12/15/2044	301	375
3.734%, 12/15/2024	287	310
3.700%, 06/06/2027	121	134
3.363%, 06/06/2024	758	806
Biogen
3.625%, 09/15/2022	430	444
3.250%, 02/15/2051 (E)	134	132
Bon Secours Mercy Health
3.464%, 06/01/2030	855	933
Bristol-Myers Squibb
5.000%, 08/15/2045	175	235
4.550%, 02/20/2048	166	213
4.350%, 11/15/2047	51	64
3.875%, 08/15/2025	217	239
3.550%, 08/15/2022	360	370
3.400%, 07/26/2029	400	443
3.200%, 06/15/2026	770	840
2.900%, 07/26/2024	785	834
2.750%, 02/15/2023	300	309
2.600%, 05/16/2022	550	558
2.550%, 11/13/2050	997	936

134	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Centene
4.625%, 12/15/2029	$230	$251
3.375%, 02/15/2030	230	238
3.000%, 10/15/2030	3,043	3,119
2.450%, 07/15/2028	1,763	1,772
Cigna
4.900%, 12/15/2048	750	959
4.800%, 08/15/2038	1,144	1,400
4.375%, 10/15/2028	730	844
4.125%, 11/15/2025	290	322
3.875%, 10/15/2047	570	634
3.750%, 07/15/2023	462	488
3.400%, 03/01/2027	380	415
3.400%, 03/15/2050	120	124
3.400%, 03/15/2051	588	604
CommonSpirit Health
4.350%, 11/01/2042	480	551
4.187%, 10/01/2049	635	725
2.782%, 10/01/2030	1,970	2,029
CVS Health
5.125%, 07/20/2045	670	863
5.050%, 03/25/2048	5,319	6,847
4.780%, 03/25/2038	1,072	1,314
4.300%, 03/25/2028	1,336	1,524
4.250%, 04/01/2050	30	35
4.125%, 04/01/2040	160	183
3.875%, 07/20/2025	515	564
3.750%, 04/01/2030	400	444
3.700%, 03/09/2023	304	318
3.625%, 04/01/2027	690	760
3.000%, 08/15/2026	347	373
2.750%, 12/01/2022	510	521
2.700%, 08/21/2040	1,009	963
2.125%, 09/15/2031	370	364
CVS Pass-Through Trust
5.926%, 01/10/2034 (E)	69	83
DH Europe Finance II Sarl
2.600%, 11/15/2029	654	682
2.200%, 11/15/2024	882	918
2.050%, 11/15/2022	512	522
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (E)	170	173
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (E)	1,345	1,352
Gilead Sciences
5.650%, 12/01/2041	35	48
4.750%, 03/01/2046	380	478
4.600%, 09/01/2035	500	606
4.500%, 02/01/2045	10	12
4.000%, 09/01/2036	288	331
3.700%, 04/01/2024	410	438
3.650%, 03/01/2026	460	504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 09/01/2022	$185	$189
2.800%, 10/01/2050	718	677
2.600%, 10/01/2040	557	530
GlaxoSmithKline Capital
2.850%, 05/08/2022	30	30
HCA
5.875%, 02/01/2029	633	761
5.625%, 09/01/2028	60	71
5.500%, 06/15/2047	60	78
5.375%, 02/01/2025	2,495	2,788
5.250%, 04/15/2025	820	930
5.250%, 06/15/2026	30	34
5.250%, 06/15/2049	2,150	2,744
5.000%, 03/15/2024	1,390	1,526
4.500%, 02/15/2027	20	23
4.125%, 06/15/2029	1,500	1,676
3.500%, 09/01/2030	520	551
2.375%, 07/15/2031	945	929
Health Care Service A Mutual Legal Reserve
2.200%, 06/01/2030 (E)	855	854
Humana
4.950%, 10/01/2044	60	77
4.800%, 03/15/2047	30	38
4.625%, 12/01/2042	170	208
4.500%, 04/01/2025	80	89
3.950%, 03/15/2027	70	78
3.850%, 10/01/2024	1,470	1,591
3.150%, 12/01/2022	560	574
1.350%, 02/03/2027	591	583
Johnson & Johnson
3.700%, 03/01/2046	170	200
3.625%, 03/03/2037	260	300
3.500%, 01/15/2048	92	107
3.400%, 01/15/2038	173	194
2.625%, 01/15/2025	86	91
2.450%, 09/01/2060	935	872
0.950%, 09/01/2027	610	598
0.550%, 09/01/2025	300	297
Mass General Brigham
3.192%, 07/01/2049	115	122
Medtronic
4.625%, 03/15/2045	9	12
3.500%, 03/15/2025	241	262
Merck
2.400%, 09/15/2022	29	30
1.450%, 06/24/2030	300	290
0.750%, 02/24/2026	530	523
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	803
Pfizer
4.000%, 12/15/2036	815	968
2.800%, 03/11/2022	309	313

SEI Institutional Managed Trust / Annual Report / September 30, 2021	135

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 05/28/2050	$228	$224
2.625%, 04/01/2030	440	465
2.550%, 05/28/2040	1,119	1,111
1.700%, 05/28/2030	420	414
0.800%, 05/28/2025	670	668
Regeneron Pharmaceuticals
2.800%, 09/15/2050	109	101
1.750%, 09/15/2030	1,068	1,016
Royalty Pharma
2.200%, 09/02/2030	780	763
1.750%, 09/02/2027	740	737
1.200%, 09/02/2025	535	532
0.750%, 09/02/2023	925	928
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	1,196
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/2023	2,408	2,510
Smith & Nephew
2.032%, 10/14/2030	670	654
STERIS Irish FinCo UnLtd
3.750%, 03/15/2051	1,260	1,360
Takeda Pharmaceutical
5.000%, 11/26/2028	460	550
4.400%, 11/26/2023	2,174	2,343
3.175%, 07/09/2050	1,298	1,315
3.025%, 07/09/2040	362	368
2.050%, 03/31/2030	1,236	1,217
Teva Pharmaceutical Finance BV
3.650%, 11/10/2021	430	431
2.950%, 12/18/2022	190	191
Teva Pharmaceutical Finance Netherlands III BV
7.125%, 01/31/2025	390	427
6.000%, 04/15/2024	200	210
3.150%, 10/01/2026	1,540	1,474
2.800%, 07/21/2023	630	626
Thermo Fisher Scientific
4.497%, 03/25/2030	673	796
2.800%, 10/15/2041	258	257
2.000%, 10/15/2031	543	531
1.750%, 10/15/2028	1,099	1,095
UnitedHealth Group
5.800%, 03/15/2036	280	388
4.625%, 07/15/2035	523	650
4.450%, 12/15/2048	90	114
4.250%, 04/15/2047	450	555
4.250%, 06/15/2048	110	135
3.875%, 12/15/2028	170	193
3.875%, 08/15/2059	360	422
3.750%, 07/15/2025	270	297
3.700%, 08/15/2049	150	170
3.500%, 06/15/2023	150	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 11/15/2021	$75	$75
3.350%, 07/15/2022	28	29
3.250%, 05/15/2051	540	571
3.125%, 05/15/2060	50	51
3.050%, 05/15/2041	169	175
2.900%, 05/15/2050	244	245
2.875%, 12/15/2021	290	292
2.875%, 03/15/2023	50	52
2.750%, 05/15/2040	246	246
2.375%, 10/15/2022	70	72
2.300%, 05/15/2031	1,658	1,692
2.000%, 05/15/2030	140	140
1.250%, 01/15/2026	170	171
Universal Health Services
1.650%, 09/01/2026 (E)	685	681
Utah Acquisition Sub
3.950%, 06/15/2026	1,645	1,812
Viatris
4.000%, 06/22/2050 (E)	675	717
2.700%, 06/22/2030 (E)	140	142
Wyeth
5.950%, 04/01/2037	470	662
		152,797

Industrials — 2.3%
3M
3.700%, 04/15/2050	660	754
3.050%, 04/15/2030	90	97
2.375%, 08/26/2029	390	405
Adani International Container Terminal Pvt
3.000%, 02/16/2031 (E)	273	266
Adani Ports & Special Economic Zone
4.200%, 08/04/2027 (E)	594	623
AerCap Ireland Capital DAC
4.875%, 01/16/2024	1,500	1,621
3.950%, 02/01/2022	855	862
3.875%, 01/23/2028	345	370
3.650%, 07/21/2027	650	691
3.500%, 01/15/2025	232	244
3.150%, 02/15/2024	560	584
Air Lease
3.625%, 04/01/2027	221	237
3.625%, 12/01/2027	216	231
3.500%, 01/15/2022	1,110	1,120
3.375%, 07/01/2025	310	329
3.250%, 03/01/2025	1,645	1,737
Air Lease MTN
2.300%, 02/01/2025	355	365
Avolon Holdings Funding
5.250%, 05/15/2024 (E)	120	131
BAE Systems
4.750%, 10/11/2021 (E)	2,100	2,102

136	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Boeing
5.930%, 05/01/2060	$20	$27
5.805%, 05/01/2050	1,607	2,142
5.705%, 05/01/2040	796	1,011
5.150%, 05/01/2030	1,262	1,481
5.040%, 05/01/2027	160	184
4.875%, 05/01/2025	2,075	2,309
4.508%, 05/01/2023	1,050	1,109
3.750%, 02/01/2050	1,055	1,065
3.625%, 02/01/2031	693	742
3.625%, 03/01/2048	23	23
3.550%, 03/01/2038	196	199
3.250%, 02/01/2028	690	729
3.250%, 02/01/2035	1,605	1,605
3.200%, 03/01/2029	490	510
3.100%, 05/01/2026	160	169
2.800%, 03/01/2027	190	198
2.700%, 02/01/2027	540	559
2.196%, 02/04/2026	2,154	2,170
1.433%, 02/04/2024	2,065	2,068
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	135
5.400%, 06/01/2041	50	68
4.150%, 12/15/2048	150	183
4.050%, 06/15/2048	124	148
Canadian Pacific Railway
6.125%, 09/15/2115	44	66
Carrier Global
3.577%, 04/05/2050	30	32
Cintas No. 2
3.700%, 04/01/2027	400	446
2.900%, 04/01/2022	400	404
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	904	916
CoStar Group
2.800%, 07/15/2030 (E)	830	844
Crowley Conro
4.181%, 08/15/2043	435	504
DAE Funding
2.625%, 03/20/2025 (E)	533	542
DAE Funding MTN
1.550%, 08/01/2024 (E)	1,595	1,580
Deere
3.750%, 04/15/2050	530	633
3.100%, 04/15/2030	100	109
Delta Air Lines
7.375%, 01/15/2026	580	683
7.000%, 05/01/2025 (E)	2,410	2,811
4.750%, 10/20/2028 (E)	2,335	2,603
4.500%, 10/20/2025 (E)	1,796	1,922
4.375%, 04/19/2028	153	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.800%, 04/19/2023	$381	$397
3.625%, 03/15/2022	330	333
2.900%, 10/28/2024	60	61
Delta Air Lines Pass Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	3,761	3,741
DP World MTN
5.625%, 09/25/2048 (E)	990	1,220
Eaton
7.625%, 04/01/2024	75	87
4.150%, 11/02/2042	140	165
2.750%, 11/02/2022	900	923
Equifax
3.950%, 06/15/2023	1,612	1,700
2.600%, 12/15/2025	255	267
GE Capital Funding
4.400%, 05/15/2030	1,805	2,091
3.450%, 05/15/2025	381	411
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035	4,677	5,613
General Dynamics
4.250%, 04/01/2040	880	1,073
4.250%, 04/01/2050	230	291
3.500%, 05/15/2025	60	65
3.250%, 04/01/2025	160	172
General Electric
3.625%, 05/01/2030	905	1,006
3.450%, 05/01/2027	100	110
General Electric MTN
6.875%, 01/10/2039	159	237
6.750%, 03/15/2032	1,335	1,826
0.605%, VAR ICE LIBOR USD 3 Month +0.480%, 08/15/2036	2,400	2,091
GFL Environmental
4.250%, 06/01/2025 (E)	250	258
GXO Logistics
1.650%, 07/15/2026 (E)	844	838
Honeywell International
1.350%, 06/01/2025	310	315
Howmet Aerospace
3.000%, 01/15/2029	953	961
IHS Markit
5.000%, 11/01/2022 (E)	750	777
4.750%, 02/15/2025 (E)	665	736
4.750%, 08/01/2028	1,215	1,423
3.625%, 05/01/2024	1,000	1,064
John Deere Capital MTN
1.200%, 04/06/2023	759	769
0.550%, 07/05/2022	985	988
L3Harris Technologies
5.054%, 04/27/2045	270	353

SEI Institutional Managed Trust / Annual Report / September 30, 2021	137

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.854%, 04/27/2035	$80	$99
Lockheed Martin
4.500%, 05/15/2036	90	111
4.070%, 12/15/2042	91	109
3.550%, 01/15/2026	1,190	1,308
3.100%, 01/15/2023	50	52
Mileage Plus Holdings
6.500%, 06/20/2027 (E)	510	555
Northrop Grumman
5.250%, 05/01/2050	350	491
4.030%, 10/15/2047	622	728
3.250%, 08/01/2023	1,655	1,738
3.250%, 01/15/2028	1,654	1,789
2.930%, 01/15/2025	810	858
Otis Worldwide
3.112%, 02/15/2040	555	569
2.056%, 04/05/2025	220	227
Parker-Hannifin
2.700%, 06/14/2024	400	420
Prime Security Services Borrower
5.750%, 04/15/2026 (E)	320	346
Quanta Services
0.950%, 10/01/2024	804	804
Raytheon Technologies
4.625%, 11/16/2048	51	65
4.500%, 06/01/2042	430	527
4.450%, 11/16/2038	63	76
4.150%, 05/15/2045	59	69
4.125%, 11/16/2028	280	319
3.950%, 08/16/2025	510	562
3.150%, 12/15/2024	200	212
2.250%, 07/01/2030	420	424
Republic Services
3.950%, 05/15/2028	335	378
2.500%, 08/15/2024	635	665
1.450%, 02/15/2031	1,650	1,546
Rockwell Automation
0.350%, 08/15/2023	484	484
Roper Technologies
1.000%, 09/15/2025	420	418
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (E)	1,120	1,116
Sodexo
1.634%, 04/16/2026 (E)	871	876
Southwest Airlines
5.125%, 06/15/2027	965	1,129
Spirit Loyalty Cayman
8.000%, 09/20/2025 (E)	375	421
Teck Resources
6.125%, 10/01/2035	328	425
Triton Container International
2.050%, 04/15/2026 (E)	755	757

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Union Pacific
3.839%, 03/20/2060	$1,030	$1,182
3.750%, 07/15/2025	340	372
3.750%, 02/05/2070	230	259
3.250%, 02/05/2050	1,055	1,107
3.150%, 03/01/2024	273	289
2.950%, 03/01/2022	572	579
2.891%, 04/06/2036 (E)	1,595	1,656
2.400%, 02/05/2030	631	648
2.150%, 02/05/2027	509	527
United Airlines
4.625%, 04/15/2029 (E)	420	434
4.375%, 04/15/2026 (E)	20	21
United Parcel Service
5.300%, 04/01/2050	190	274
5.200%, 04/01/2040	240	321
United Rentals North America
4.875%, 01/15/2028	150	159
3.875%, 11/15/2027	100	105
3.875%, 02/15/2031	820	840
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	497	498
		108,168

Information Technology — 2.0%
Analog Devices
2.950%, 10/01/2051	227	227
2.800%, 10/01/2041	162	162
2.100%, 10/01/2031	647	648
1.700%, 10/01/2028	486	487
Apple
4.375%, 05/13/2045	360	454
4.250%, 02/09/2047	162	201
3.850%, 05/04/2043	220	257
3.200%, 05/13/2025	64	69
3.200%, 05/11/2027	232	254
2.850%, 08/05/2061	323	312
2.800%, 02/08/2061	322	308
2.700%, 08/05/2051	581	560
2.650%, 05/11/2050	793	762
2.650%, 02/08/2051	805	770
2.550%, 08/20/2060	754	687
2.450%, 08/04/2026	1,410	1,492
2.375%, 02/08/2041	322	309
2.150%, 02/09/2022	82	83
1.700%, 08/05/2031	964	938
1.400%, 08/05/2028	2,736	2,692
1.125%, 05/11/2025	1,110	1,118
Broadcom
4.150%, 11/15/2030	1,443	1,599
3.875%, 01/15/2027	244	268

138	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.469%, 04/15/2034 (E)	$829	$854
3.419%, 04/15/2033 (E)	2,250	2,329
3.187%, 11/15/2036 (E)	10	10
3.150%, 11/15/2025	420	449
3.137%, 11/15/2035	1,960	1,951
2.450%, 02/15/2031 (E)	562	544
Dell International
8.350%, 07/15/2046	345	560
6.100%, 07/15/2027	327	404
6.020%, 06/15/2026	39	46
4.900%, 10/01/2026	166	191
Hewlett Packard Enterprise
4.650%, 10/01/2024	2,245	2,480
HP
2.200%, 06/17/2025	1,035	1,068
Intel
4.750%, 03/25/2050	785	1,026
3.700%, 07/29/2025	223	244
3.300%, 10/01/2021	35	35
3.250%, 11/15/2049	380	394
3.200%, 08/12/2061	455	457
3.100%, 07/29/2022	35	36
3.050%, 08/12/2051	2,970	2,950
2.800%, 08/12/2041	520	518
2.000%, 08/12/2031	1,263	1,256
1.600%, 08/12/2028	1,350	1,345
International Business Machines
3.000%, 05/15/2024	1,510	1,602
KLA
3.300%, 03/01/2050	438	461
Marvell Technology
1.650%, 04/15/2026 (E)	1,030	1,032
Mastercard
3.850%, 03/26/2050	80	95
3.375%, 04/01/2024	80	86
Micron Technology
2.497%, 04/24/2023	430	443
Microsoft
4.100%, 02/06/2037	251	306
3.625%, 12/15/2023	89	95
3.500%, 02/12/2035	156	180
3.450%, 08/08/2036	565	647
3.300%, 02/06/2027	1,550	1,714
3.041%, 03/17/2062	199	210
2.921%, 03/17/2052	391	404
2.875%, 02/06/2024	1,010	1,063
2.700%, 02/12/2025	250	265
2.675%, 06/01/2060	156	151
2.525%, 06/01/2050	546	525
2.400%, 02/06/2022	600	603
2.400%, 08/08/2026	1,700	1,806
2.375%, 02/12/2022	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 05/01/2023	$20	$21
NVIDIA
3.700%, 04/01/2060	310	361
3.500%, 04/01/2040	430	477
3.500%, 04/01/2050	1,200	1,345
2.850%, 04/01/2030	1,560	1,672
NXP BV
3.875%, 06/18/2026 (E)	1,376	1,516
3.250%, 05/11/2041 (E)	351	363
3.150%, 05/01/2027 (E)	321	342
2.700%, 05/01/2025 (E)	280	292
Oracle
4.375%, 05/15/2055	420	471
3.950%, 03/25/2051	3,147	3,319
3.900%, 05/15/2035	1,720	1,893
3.800%, 11/15/2037	2,255	2,433
3.650%, 03/25/2041	334	345
3.600%, 04/01/2040	1,265	1,312
3.600%, 04/01/2050	310	310
2.950%, 11/15/2024	315	334
2.950%, 04/01/2030	790	828
2.875%, 03/25/2031	2,230	2,295
2.800%, 04/01/2027	982	1,040
2.300%, 03/25/2028	350	358
1.650%, 03/25/2026	1,100	1,116
PayPal Holdings
2.300%, 06/01/2030	2,845	2,916
1.650%, 06/01/2025	400	410
1.350%, 06/01/2023	390	396
Prosus
3.832%, 02/08/2051 (E)	320	291
Prosus MTN
4.027%, 08/03/2050 (E)	730	684
3.061%, 07/13/2031 (E)	2,100	2,051
salesforce.com
3.700%, 04/11/2028	670	752
3.250%, 04/11/2023	480	501
2.700%, 07/15/2041	18	18
Sprint
7.875%, 09/15/2023	110	123
Sprint Capital
8.750%, 03/15/2032	490	732
Tencent Holdings MTN
3.975%, 04/11/2029 (E)	600	658
3.840%, 04/22/2051 (E)	2,035	2,116
3.680%, 04/22/2041 (E)	1,300	1,348
3.595%, 01/19/2028 (E)	570	610
Texas Instruments
4.150%, 05/15/2048	300	372
1.750%, 05/04/2030	290	287
1.125%, 09/15/2026	322	322

SEI Institutional Managed Trust / Annual Report / September 30, 2021	139

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TSMC Global
1.375%, 09/28/2030 (E)	$1,925	$1,794
Visa
4.300%, 12/14/2045	690	866
3.650%, 09/15/2047	235	271
3.150%, 12/14/2025	1,410	1,529
VMware
4.700%, 05/15/2030	645	760
3.900%, 08/21/2027	128	143
1.800%, 08/15/2028	701	691
1.400%, 08/15/2026	1,276	1,270
1.000%, 08/15/2024	1,117	1,121
0.600%, 08/15/2023	1,595	1,597
Vontier
2.950%, 04/01/2031 (E)	425	422
1.800%, 04/01/2026 (E)	495	491
		93,497

Materials — 0.6%
Amcor Finance USA
3.625%, 04/28/2026	2,425	2,645
Anglo American Capital
4.750%, 04/10/2027 (E)	720	820
4.000%, 09/11/2027 (E)	200	220
3.625%, 09/11/2024 (E)	710	762
ArcelorMittal
7.000%, 10/15/2039	120	169
Ball
3.125%, 09/15/2031	310	306
Barrick
5.250%, 04/01/2042	80	104
Barrick North America Finance
5.750%, 05/01/2043	290	399
5.700%, 05/30/2041	509	687
Berry Global
1.570%, 01/15/2026 (E)	2,985	2,984
BHP Billiton Finance USA
5.000%, 09/30/2043	410	546
4.125%, 02/24/2042	40	47
2.875%, 02/24/2022	50	50
Dow Chemical
5.250%, 11/15/2041	25	33
4.800%, 05/15/2049	360	455
DuPont de Nemours
4.493%, 11/15/2025	1,775	1,996
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (E)	480	528
Freeport-McMoRan
5.450%, 03/15/2043	645	794
4.625%, 08/01/2030	180	195
4.550%, 11/14/2024	40	43
3.875%, 03/15/2023	20	21

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Glencore Funding
4.125%, 05/30/2023 (E)	$200	$211
4.125%, 03/12/2024 (E)	1,340	1,436
4.000%, 03/27/2027 (E)	1,200	1,320
3.875%, 10/27/2027 (E)	220	240
3.000%, 10/27/2022 (E)	30	31
Industrias Penoles
4.150%, 09/12/2029 (E)	1,005	1,103
International Flavors & Fragrances
5.000%, 09/26/2048	1,505	1,946
1.230%, 10/01/2025 (E)	1,835	1,820
LYB International Finance III
3.625%, 04/01/2051	632	664
3.375%, 10/01/2040	962	999
LyondellBasell Industries
5.750%, 04/15/2024	200	222
Nacional del Cobre de Chile
4.250%, 07/17/2042 (E)	970	1,076
Newcrest Finance Pty
3.250%, 05/13/2030 (E)	630	670
OCP
5.125%, 06/23/2051 (E)	360	356
4.500%, 10/22/2025 (E)	400	429
3.750%, 06/23/2031 (E)	410	409
Orbia Advance
2.875%, 05/11/2031 (E)	780	785
1.875%, 05/11/2026 (E)	820	821
Sealed Air
1.573%, 10/15/2026 (E)	795	791
Southern Copper
5.250%, 11/08/2042	2,220	2,758
Suzano Austria GmbH
3.750%, 01/15/2031	1,400	1,438
3.125%, 01/15/2032	70	68
Teck Resources
6.250%, 07/15/2041	376	502
6.000%, 08/15/2040	30	39
5.200%, 03/01/2042	379	453
Vale Overseas
6.875%, 11/21/2036	874	1,165
6.250%, 08/10/2026	32	38
Westlake Chemical
4.375%, 11/15/2047	336	383
3.600%, 08/15/2026	351	385
3.125%, 08/15/2051	921	869
WestRock RKT
4.000%, 03/01/2023	70	73
		37,304

Real Estate — 0.9%
Agree
2.600%, 06/15/2033	160	158

140	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.000%, 06/15/2028	$701	$695
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,350	1,405
3.625%, 11/15/2027	745	813
3.300%, 07/15/2026	1,495	1,601
American Tower
1.875%, 10/15/2030	1,430	1,373
AvalonBay Communities MTN
4.350%, 04/15/2048	110	138
2.450%, 01/15/2031	1,155	1,184
Boston Properties
3.800%, 02/01/2024	1,250	1,328
3.400%, 06/21/2029	720	780
Brandywine Operating Partnership
3.950%, 11/15/2027	17	19
Brixmor Operating Partnership
2.500%, 08/16/2031	390	384
2.250%, 04/01/2028	226	228
Camden Property Trust
2.800%, 05/15/2030	435	459
Crown Castle International
4.000%, 03/01/2027	162	180
2.900%, 04/01/2041	451	435
2.500%, 07/15/2031	705	704
2.100%, 04/01/2031	1,782	1,716
1.050%, 07/15/2026	964	943
CyrusOne
2.900%, 11/15/2024	1,250	1,310
Equinix
2.950%, 09/15/2051	590	554
Essential Properties
2.950%, 07/15/2031	1,290	1,297
Essex Portfolio
2.550%, 06/15/2031	333	336
1.700%, 03/01/2028	843	827
Extra Space Storage
2.350%, 03/15/2032	288	281
GLP Capital
5.375%, 04/15/2026	2,615	2,973
5.300%, 01/15/2029	1,521	1,778
5.250%, 06/01/2025	775	864
4.000%, 01/15/2030	150	161
3.350%, 09/01/2024	125	132
Healthcare Realty Trust
3.875%, 05/01/2025	200	216
Hudson Pacific Properties
4.650%, 04/01/2029	580	667
3.950%, 11/01/2027	1,246	1,363
Kilroy Realty
2.650%, 11/15/2033	2,496	2,462

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Life Storage
3.875%, 12/15/2027	$915	$1,026
Mid-America Apartments
4.300%, 10/15/2023	331	353
4.000%, 11/15/2025	395	434
3.950%, 03/15/2029	324	365
Regency Centers
2.950%, 09/15/2029	700	734
Rexford Industrial Realty
2.150%, 09/01/2031	357	344
Sabra Health Care
3.900%, 10/15/2029	715	753
Simon Property Group
2.450%, 09/13/2029	1,020	1,042
Spirit Realty
4.450%, 09/15/2026	40	45
3.400%, 01/15/2030	389	413
3.200%, 02/15/2031	186	193
2.700%, 02/15/2032	194	192
2.100%, 03/15/2028	641	638
STORE Capital
4.625%, 03/15/2029	412	467
4.500%, 03/15/2028	1,215	1,370
2.750%, 11/18/2030	570	573
Sun Communities Operating
2.300%, 11/01/2028	324	325
Ventas Realty
2.500%, 09/01/2031	275	271
VEREIT Operating Partnership
3.400%, 01/15/2028	342	370
2.850%, 12/15/2032	466	484
2.200%, 06/15/2028	346	350
Welltower
4.500%, 01/15/2024	102	110
		40,616

Utilities — 1.9%
AEP Texas
6.650%, 02/15/2033	500	667
AES
1.375%, 01/15/2026	693	684
Alabama Power
3.700%, 12/01/2047	1,600	1,799
Baltimore Gas and Electric
2.250%, 06/15/2031	480	482
Berkshire Hathaway Energy
2.850%, 05/15/2051	1,060	1,013
Black Hills
3.875%, 10/15/2049	289	310
Boston Gas
4.487%, 02/15/2042 (E)	35	40

SEI Institutional Managed Trust / Annual Report / September 30, 2021	141

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cleco Power
6.000%, 12/01/2040	$700	$956
Comision Federal de Electricidad
4.750%, 02/23/2027 (E)	240	269
3.875%, 07/26/2033 (E)	875	860
Consolidated Edison of New York
4.650%, 12/01/2048	1,500	1,856
4.450%, 03/15/2044	1,120	1,347
3.950%, 04/01/2050	130	148
3.350%, 04/01/2030	180	197
Consumers Energy
2.650%, 08/15/2052	353	334
Dominion Energy
3.300%, 04/15/2041	261	271
3.071%, 08/15/2024 (G)	980	1,036
2.250%, 08/15/2031	487	485
1.450%, 04/15/2026	408	409
DTE Electric
2.950%, 03/01/2050	711	712
DTE Energy
2.950%, 03/01/2030	430	449
2.529%, 10/01/2024	830	866
1.050%, 06/01/2025	1,833	1,819
Duke Energy
3.500%, 06/15/2051	193	199
3.150%, 08/15/2027	280	302
2.550%, 06/15/2031	3,704	3,753
2.400%, 08/15/2022	340	346
0.900%, 09/15/2025	705	699
Duke Energy Carolinas
4.250%, 12/15/2041	628	746
4.000%, 09/30/2042	1,000	1,143
2.550%, 04/15/2031	326	338
Duke Energy Florida
3.850%, 11/15/2042	380	431
3.200%, 01/15/2027	1,080	1,171
Duke Energy Indiana
4.200%, 03/15/2042	30	35
2.750%, 04/01/2050	280	268
Duke Energy Progress
4.100%, 05/15/2042	425	490
2.800%, 05/15/2022	25	25
2.500%, 08/15/2050	484	439
Entergy Arkansas
2.650%, 06/15/2051	1,225	1,142
Evergy
2.450%, 09/15/2024	601	628
Evergy Kansas Central
3.450%, 04/15/2050	364	390
Evergy Metro
5.300%, 10/01/2041	100	133

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Evergy Missouri West
8.270%, 11/15/2021	$2,700	$2,723
Eversource Energy
2.900%, 10/01/2024	1,610	1,701
1.400%, 08/15/2026	487	486
Exelon
5.625%, 06/15/2035	760	984
FirstEnergy
7.375%, 11/15/2031	3,685	5,034
4.750%, 03/15/2023	340	354
4.400%, 07/15/2027	940	1,031
1.600%, 01/15/2026	180	178
FirstEnergy Transmission
5.450%, 07/15/2044 (E)	35	45
Indiana Michigan Power
4.550%, 03/15/2046	325	404
Interstate Power & Light
3.500%, 09/30/2049	246	268
ITC Holdings
4.050%, 07/01/2023	1,152	1,209
2.700%, 11/15/2022	650	665
Jersey Central Power & Light
4.700%, 04/01/2024 (E)	700	755
2.750%, 03/01/2032 (E)	1,601	1,640
KeySpan Gas East
2.742%, 08/15/2026 (E)	1,025	1,067
Metropolitan Edison
4.300%, 01/15/2029 (E)	719	806
3.500%, 03/15/2023 (E)	2,775	2,864
MidAmerican Energy
4.800%, 09/15/2043	830	1,069
2.700%, 08/01/2052	416	400
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (E)	255	286
Mississippi Power
4.250%, 03/15/2042	220	258
3.950%, 03/30/2028	793	883
3.100%, 07/30/2051	575	568
NextEra Energy Capital Holdings
1.900%, 06/15/2028	642	642
0.650%, 03/01/2023	2,435	2,443
NiSource
5.800%, 02/01/2042	149	199
Northern States Power
3.200%, 04/01/2052	325	346
NSTAR Electric
3.100%, 06/01/2051	296	307
Oncor Electric Delivery
2.750%, 05/15/2030	1,065	1,129
Pacific Gas and Electric
4.950%, 07/01/2050	483	514
4.750%, 02/15/2044	161	164

142	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 07/01/2040	$165	$168
4.200%, 06/01/2041	278	273
3.950%, 12/01/2047	733	705
3.500%, 08/01/2050	245	223
3.300%, 08/01/2040	60	55
2.500%, 02/01/2031	1,595	1,518
2.100%, 08/01/2027	2,075	2,025
1.750%, 06/16/2022	2,555	2,551
PacifiCorp
2.900%, 06/15/2052	1,744	1,697
PECO Energy
4.150%, 10/01/2044	900	1,070
2.850%, 09/15/2051	579	568
Pennsylvania Electric
3.250%, 03/15/2028 (E)	273	288
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (E)	500	618
Piedmont Natural Gas
2.500%, 03/15/2031	484	487
Progress Energy
3.150%, 04/01/2022	280	282
Public Service Electric and Gas MTN
3.700%, 05/01/2028	1,545	1,729
2.700%, 05/01/2050	555	534
2.050%, 08/01/2050	134	115
1.900%, 08/15/2031	642	632
Public Service Enterprise Group
1.600%, 08/15/2030	209	198
Public Service of Colorado
1.875%, 06/15/2031	737	724
Public Service of Oklahoma
3.150%, 08/15/2051	325	324
2.200%, 08/15/2031	487	480
Sempra Energy
2.900%, 02/01/2023	480	494
Southern California Edison
4.125%, 03/01/2048	786	856
4.050%, 03/15/2042	5	5
3.700%, 08/01/2025	99	108
Southern California Gas
2.550%, 02/01/2030	900	925
Southern Gas Capital
4.400%, 05/30/2047	500	588
1.750%, 01/15/2031	507	483
Southwestern Electric Power
1.650%, 03/15/2026	1,575	1,586
Southwestern Public Service
3.750%, 06/15/2049	845	960
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (E)	227	244

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Virginia Electric & Power
4.650%, 08/15/2043	$585	$728
2.950%, 01/15/2022	330	330
2.450%, 12/15/2050	376	337
Vistra Operations
4.300%, 07/15/2029 (E)	1,590	1,695
WEC Energy Group
1.375%, 10/15/2027	466	458
0.800%, 03/15/2024	1,408	1,412
Wisconsin Electric Power
1.700%, 06/15/2028	255	254
		89,836

Total Corporate Obligations (Cost $1,320,107) ($ Thousands)		1,391,084

ASSET-BACKED SECURITIES — 7.5%

Automotive — 0.8%

Ally Auto Receivables Trust, Ser 2019-4, Cl A3
1.840%, 06/17/2024	133	134
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl A2A
0.600%, 12/18/2023	457	458
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl A2
0.420%, 03/18/2024	497	497
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (E)	333	340
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (E)	665	692
Avis Budget Rental Car Funding AESOP, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (E)	1,120	1,164
Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (E)	2,800	2,869
Chase Auto Credit Linked Notes, Ser 2020- 1, Cl B
0.991%, 01/25/2028 (E)	426	427
Chase Auto Credit Linked Notes, Ser 2020- 2, Cl B
0.840%, 02/25/2028 (E)	743	743
Chesapeake Funding II, Ser 2018-2A, Cl A1
3.230%, 08/15/2030 (E)	253	254
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (E)	560	567

SEI Institutional Managed Trust / Annual Report / September 30, 2021	143

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Chesapeake Funding II, Ser 2020-1A, Cl A1
0.870%, 08/16/2032 (E)	$1,949	$1,959
Chesapeake Funding II, Ser 2020-1A, Cl B
1.240%, 08/16/2032 (E)	1,455	1,471
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (E)	1,410	1,412
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl B
0.980%, 12/11/2034 (E)	575	575
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl C
1.200%, 12/11/2034 (E)	1,010	1,009
Enterprise Fleet Financing, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (E)	143	143
Enterprise Fleet Funding, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (E)	425	424
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl A2
0.270%, 01/16/2024	559	559
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (E)	588	630
Ford Credit Auto Owner Trust, Ser 2019-1, Cl A
3.520%, 07/15/2030 (E)	1,441	1,534
Ford Credit Auto Owner Trust, Ser 2021-1, Cl A
1.370%, 10/17/2033 (E)	664	667
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl A
0.420%, 01/15/2025 (E)	1,030	1,030
GM Financial Revolving Receivables Trust, Ser 2021-1, Cl A
1.170%, 06/12/2034 (E)	1,193	1,186
Hertz Vehicle Financing, Ser 2021-1A, Cl A
1.210%, 12/26/2025 (E)	545	547
Hertz Vehicle Financing III, Ser 2021-2A, Cl A
1.680%, 12/27/2027 (E)	1,602	1,604
Hyundai Auto Receivables Trust, Ser 2020- B, Cl A2
0.380%, 03/15/2023	425	425
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (E)	865	865
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl B
0.760%, 02/26/2029 (E)	1,696	1,695
Mercedes-Benz Auto Receivables Trust, Ser 2021-1, Cl A3
0.460%, 06/15/2026	854	852

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.030%, 02/15/2024	$191	$192
Santander Drive Auto Receivables Trust, Ser 2020-3, Cl A3
0.520%, 07/15/2024	1,003	1,004
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl A2
0.420%, 09/15/2023	133	133
Santander Drive Auto Receivables Trust, Ser 2020-4, Cl A3
0.480%, 07/15/2024	524	524
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl A2
0.280%, 04/15/2024	676	676
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl B
0.590%, 09/15/2025	1,930	1,933
Santander Retail Auto Lease Trust, Ser 2021-B, Cl A3
0.510%, 08/20/2024 (E)	496	496
Tesla Auto Lease Trust, Ser 2021-A, Cl A3
0.560%, 03/20/2025 (E)	372	373
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/2024 (E)	139	140
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (E)	686	695
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, Cl A
1.070%, 02/27/2034 (E)	1,764	1,760
Toyota Auto Receivables Owner Trust, Ser 2020-A, Cl A2
1.670%, 11/15/2022	11	11
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl A2A
0.390%, 10/15/2024 (E)	944	944
Wheels SPV 2, Ser 2020-1A, Cl A2
0.510%, 08/20/2029 (E)	1,561	1,563
		37,176

Credit Cards — 0.1%

Capital One Multi-Asset Execution Trust, Ser 2021-A2, Cl A2
1.390%, 07/15/2030	2,777	2,748
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
0.854%, VAR ICE LIBOR USD 1 Month + 0.770%, 05/14/2029	2,830	2,889
		5,637

144	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Financials — 0.0%

Sequoia Infrastructure Funding I Ltd., Ser 2021-1A, Cl A
1.595%, VAR ICE LIBOR USD 3 Month + 1.400%, 04/15/2031 (E)	$1,065	$1,065

Mortgage Related Securities — 0.3%

Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
1.136%, VAR ICE LIBOR USD 1 Month + 1.050%, 01/25/2034	505	504
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
1.061%, VAR ICE LIBOR USD 1 Month + 0.975%, 12/25/2034	292	290
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
0.941%, VAR ICE LIBOR USD 1 Month + 0.855%, 08/25/2034	2,599	2,599
Citigroup Mortgage LoanTrust, Ser 2006- HE2, Cl M1
0.376%, VAR ICE LIBOR USD 1 Month + 0.290%, 08/25/2036	3,010	2,999
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
0.366%, VAR ICE LIBOR USD 1 Month + 0.280%, 05/25/2037	5,500	5,042
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
0.761%, VAR ICE LIBOR USD 1 Month + 0.675%, 12/25/2034	328	328
Option One Mortgage Loan Trust, Ser 2006- 1, Cl 1A1
0.526%, VAR ICE LIBOR USD 1 Month + 0.440%, 01/25/2036	460	460
		12,222

Other Asset-Backed Securities — 6.3%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.186%, VAR ICE LIBOR USD 1 Month + 1.100%, 12/27/2044 (E)	1,291	1,307
ACRES Commercial Realty, Ser 2021-FL1, Cl A
1.284%, VAR ICE LIBOR USD 1 Month + 1.200%, 06/15/2036 (E)	1,760	1,759
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (E)	340	340
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
1.175%, VAR ICE LIBOR USD 3 Month + 1.050%, 07/24/2029 (E)	3,350	3,349

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Antares CLO, Ser 2020-1A, Cl A1
2.038%, VAR ICE LIBOR USD 3 Month + 1.900%, 10/23/2031 (E)	$1,400	$1,406
Apidos CLO XXI, Ser 2018-21A, Cl A1R
1.064%, VAR ICE LIBOR USD 3 Month + 0.930%, 07/18/2027 (E)	328	329
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (E)	1,851	1,884
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (E)	1,490	1,488
Balboa Bay Loan Funding, Ser 2020-1A, Cl A
1.484%, VAR ICE LIBOR USD 3 Month + 1.350%, 01/20/2032 (E)	1,405	1,409
Barings CLO, Ser 2017-IA, Cl AR
0.934%, VAR ICE LIBOR USD 3 Month + 0.800%, 01/20/2028 (E)	1,008	1,009
Bayview MSR Opportunity Master Fund Trust, Ser 2021-2, Cl A2
2.500%, 06/25/2051 (D)(E)	934	951
Benchmark Mortgage Trust, Ser B29, Cl A5
2.388%, 09/15/2054	632	644
BPR Trust, Ser TY, Cl A
1.150%, VAR ICE LIBOR USD 1 Month + 1.050%, 09/25/2038 (E)	1,160	1,163
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.329%, VAR ICE LIBOR USD 3 Month + 1.200%, 02/25/2035	3,050	3,089
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.125%, VAR ICE LIBOR USD 3 Month + 1.000%, 10/27/2036	2,150	2,174
BVRT CMO
1.610%, 02/10/2022	410	410
BVRT Financing Trust, Ser 2020, Cl A71
1.900%, 07/10/2032	20	20
BX Commercial Mortgage Trust, Ser VOLT, Cl A
0.800%, VAR ICE LIBOR USD 1 Month + 0.700%, 09/15/2036 (E)	3,112	3,114
CARLYLE US CLO, Ser 2021-1A, Cl A1
1.331%, VAR ICE LIBOR USD 3 Month + 1.140%, 04/15/2034 (E)	1,150	1,150
CARLYLE US CLO, Ser 2021-1A, Cl A2R
1.784%, VAR ICE LIBOR USD 3 Month + 1.650%, 07/20/2034 (E)	1,560	1,559
Cedar Funding XI CLO, Ser 2021-11A, Cl B2R
1.721%, VAR ICE LIBOR USD 3 Month + 1.600%, 05/29/2032 (E)	1,690	1,690
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
4.944%, 11/25/2034	30	32

SEI Institutional Managed Trust / Annual Report / September 30, 2021	145

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust, Ser 2007-1, Cl A
0.222%, VAR ICE LIBOR USD 3 Month + 0.090%, 03/25/2042 (E)	$1,014	$988
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.172%, 03/25/2037	1,180	1,206
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl M1
5.172%, 03/25/2037	1,430	1,508
Citigroup Mortgage LoanTrust, Ser 2021- INV2, Cl A3A
2.500%, 05/25/2051 (D)(E)	2,218	2,250
College Avenue Student Loans, Ser 2017-A, Cl A1
1.736%, VAR ICE LIBOR USD 1 Month + 1.650%, 11/26/2046 (E)	452	456
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (E)	292	306
College Avenue Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (E)	532	549
College Avenue Student Loans, Ser 2021-A, Cl A2
1.600%, 07/25/2051 (E)	773	769
College Avenue Student Loans, Ser 2021-B, Cl A2
1.760%, 06/25/2052 (E)	463	462
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066 (D)(E)	844	843
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
0.586%, VAR ICE LIBOR USD 1 Month + 0.500%, 10/25/2034	363	354
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.626%, VAR ICE LIBOR USD 1 Month + 0.540%, 12/25/2034	226	221
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
0.886%, VAR ICE LIBOR USD 1 Month + 0.800%, 10/25/2047	1,459	1,459
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.224%, VAR ICE LIBOR USD 1 Month + 0.140%, 07/15/2036	269	252
CSEMC, Ser 2020-1, Cl A
7.252%, 08/09/2024	1,290	1,233
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (E)	1,427	1,512

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Dryden 77 CLO, Ser 2021-77A, Cl BR
1.784%, VAR ICE LIBOR USD 3 Month + 1.650%, 05/20/2034 (E)	$1,475	$1,474
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
1.026%, VAR ICE LIBOR USD 3 Month + 0.900%, 04/15/2029 (E)	1,131	1,131
Educational Funding of the South, Ser 2011-1, Cl A2
0.775%, VAR ICE LIBOR USD 3 Month + 0.650%, 04/25/2035	992	994
Educational Funding, Ser 2006-1A, Cl A3
0.475%, VAR ICE LIBOR USD 3 Month + 0.350%, 04/25/2033 (E)	1,918	1,605
Elmwood CLO II, Ser 2021-2A, Cl AR
1.284%, VAR ICE LIBOR USD 3 Month + 1.150%, 04/20/2034 (E)	1,800	1,800
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
1.086%, VAR ICE LIBOR USD 1 Month + 1.000%, 08/25/2034	327	331
FirstKey Homes Trust, Ser 2020-SFR1, Cl A
1.339%, 08/17/2037 (E)	679	680
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (E)	3,410	3,400
FirstKey Homes Trust, Ser 2021-SFR1, Cl A
1.538%, 08/17/2038 (E)	1,005	1,004
FirstKey Homes Trust, Ser 2021-SFR2, Cl A
1.376%, 09/17/2038 (E)	970	960
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	199	214
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	1,860	2,113
Galaxy XV CLO, Ser 2021-15A, Cl ARR
1.096%, VAR ICE LIBOR USD 3 Month + 0.970%, 10/15/2030 (E)	1,700	1,702
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (E)	479	485
GoldenTree Loan Opportunities IX, Ser 2018-9A, Cl AR2
1.240%, VAR ICE LIBOR USD 3 Month + 1.110%, 10/29/2029 (E)	3,000	3,003
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048 (E)	1,070	1,061
GSAMP Trust, Ser 2003-SEA, Cl A1
0.886%, VAR ICE LIBOR USD 1 Month + 0.800%, 02/25/2033	513	499
GSAMP Trust, Ser 2006-HE3, Cl A2D
0.586%, VAR ICE LIBOR USD 1 Month + 0.500%, 05/25/2046	3,300	3,255

146	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GSAMP Trust, Ser 2006-NC1, Cl A3
0.666%, VAR ICE LIBOR USD 1 Month + 0.580%, 02/25/2036	$624	$623
Higher Education Funding, Ser 2014-1, Cl A
1.179%, VAR ICE LIBOR USD 3 Month + 1.050%, 05/25/2034 (E)	1,094	1,098
Hildene Community Funding CDO, Ser 2020-1A, Cl AR
3.250%, 11/01/2035 (E)	1,240	1,225
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (E)	639	664
Home Partners of America Trust, Ser 2019- 2, Cl A
2.703%, 10/19/2039 (E)	1,593	1,618
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
0.446%, VAR ICE LIBOR USD 1 Month + 0.360%, 02/25/2036	39	39
Invitation Homes Trust, Ser 2018-SFR2, Cl A
0.984%, VAR ICE LIBOR USD 1 Month + 0.900%, 06/17/2037 (E)	3,266	3,270
JGWPT XXX, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (E)	800	895
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (E)	1,104	1,204
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP4, Cl A3
3.393%, 12/15/2049	364	392
JPMorgan Mortgage Trust, Ser 2021-INV2, Cl A2
2.500%, 12/25/2051 (D)(E)	1,890	1,917
LCM 32, Ser 2021-32A, Cl B
1.827%, VAR ICE LIBOR USD 3 Month + 1.700%, 07/20/2034 (E)	1,450	1,449
LCM XIII, Ser 2019-13A, Cl ARR
1.274%, VAR ICE LIBOR USD 3 Month + 1.140%, 07/19/2027 (E)	1,400	1,400
LCM XXI, Ser 2018-21A, Cl AR
1.014%, VAR ICE LIBOR USD 3 Month + 0.880%, 04/20/2028 (E)	665	664
LCM XXIV, Ser 2021-24A, Cl AR
1.114%, VAR ICE LIBOR USD 3 Month + 0.980%, 03/20/2030 (E)	950	951
LoanCore Issuer, Ser 2019-CRE2, Cl A
1.214%, VAR ICE LIBOR USD 1 Month + 1.130%, 05/15/2036 (E)	1,320	1,320
Magnetite VII, Ser 2018-7A, Cl A1R2
0.926%, VAR ICE LIBOR USD 3 Month + 0.800%, 01/15/2028 (E)	988	989
Magnetite XXVIII, Ser 2020-28A, Cl A
1.395%, VAR ICE LIBOR USD 3 Month + 1.270%, 10/25/2031 (E)	1,800	1,800

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
MF1, Ser 2020-FL4, Cl A
1.865%, VAR SOFR30A + 1.814%, 11/15/2035 (E)	$980	$986
MF1, Ser 2021-FL7, Cl A
1.175%, VAR ICE LIBOR USD 1 Month + 1.080%, 10/18/2036 (E)	875	875
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064 (D)(E)	535	535
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,468	1,541
Morgan Stanley Capital I Trust, Ser L7, Cl A5
2.574%, 09/15/2031	798	822
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
7.373%, 02/26/2029 (D)(E)	930	928
MVW, Ser 2021-1WA, Cl A
1.140%, 01/22/2041 (E)	869	870
MVW, Ser 2021-1WA, Cl B
1.440%, 01/22/2041 (E)	432	432
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
1.684%, VAR ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (E)	457	465
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
2.234%, VAR ICE LIBOR USD 1 Month + 2.150%, 12/15/2045 (E)	349	358
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (E)	404	420
Navient Private Education Loan Trust, Ser 2020-IA, Cl A1A
1.330%, 04/15/2069 (E)	2,209	2,214
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (E)	139	140
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (E)	105	107
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (E)	1,159	1,216
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (E)	1,090	1,115
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (E)	1,571	1,610
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (E)	1,528	1,594

SEI Institutional Managed Trust / Annual Report / September 30, 2021	147

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (E)	$2,808	$2,869
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (E)	521	530
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (E)	633	642
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (E)	681	688
Navient Private Education Refi Loan Trust, Ser 2020-FA, Cl A
1.220%, 07/15/2069 (E)	1,155	1,161
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (E)	2,052	2,063
Navient Private Education Refi Loan Trust, Ser 2020-HA, Cl A
1.310%, 01/15/2069 (E)	1,249	1,257
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (E)	156	156
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (E)	1,128	1,126
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/2069 (E)	2,588	2,593
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/2069 (E)	3,065	3,054
Navient Private Education Refi Loan Trust, Ser 2021-FA, Cl A
1.110%, 02/18/2070 (E)	2,670	2,663
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.596%, VAR ICE LIBOR USD 1 Month + 0.510%, 06/25/2031	2,614	2,555
Navient Student Loan Trust, Ser 2014-3, Cl A
0.706%, VAR ICE LIBOR USD 1 Month + 0.620%, 03/25/2083	2,248	2,254
Navient Student Loan Trust, Ser 2014-4, Cl A
0.706%, VAR ICE LIBOR USD 1 Month + 0.620%, 03/25/2083	1,533	1,537
Navient Student Loan Trust, Ser 2016-2A, Cl A3
1.586%, VAR ICE LIBOR USD 1 Month + 1.500%, 06/25/2065 (E)	1,270	1,317

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-1A, Cl A3
1.236%, VAR ICE LIBOR USD 1 Month + 1.150%, 07/26/2066 (E)	$1,000	$1,021
Navient Student Loan Trust, Ser 2017-3A, Cl A3
1.136%, VAR ICE LIBOR USD 1 Month + 1.050%, 07/26/2066 (E)	2,900	2,905
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (E)	1,673	1,743
Navient Student Loan Trust, Ser 2021-1A, Cl A1A
1.310%, 12/26/2069 (E)	543	536
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.305%, VAR ICE LIBOR USD 3 Month + 0.180%, 10/27/2036	559	552
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.285%, VAR ICE LIBOR USD 3 Month + 0.160%, 01/25/2037	944	934
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.235%, VAR ICE LIBOR USD 3 Month + 0.110%, 10/25/2033	3,220	3,175
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.225%, VAR ICE LIBOR USD 3 Month + 0.100%, 03/23/2037	2,705	2,663
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.245%, VAR ICE LIBOR USD 3 Month + 0.120%, 12/24/2035	2,673	2,636
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.305%, VAR ICE LIBOR USD 3 Month + 0.180%, 03/22/2032	424	411
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
0.936%, VAR ICE LIBOR USD 1 Month + 0.850%, 07/27/2037 (E)	950	964
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.036%, VAR ICE LIBOR USD 1 Month + 0.950%, 11/25/2048 (E)	2,155	2,201
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/2062 (E)	1,805	1,798
Neuberger Berman CLO XVII, Ser 2020-17A, Cl AR2
1.168%, VAR ICE LIBOR USD 3 Month + 1.030%, 04/22/2029 (E)	350	350

148	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Neuberger Berman Loan Advisers CLO 40, Ser 2021-40A, Cl A
1.186%, VAR ICE LIBOR USD 3 Month + 1.060%, 04/16/2033 (E)	$2,075	$2,074
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A3
1.516%, 11/27/2056 (D)(E)	600	600
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (E)	1,104	1,113
OBX Trust, Ser 2021-NQM3, Cl A3
1.362%, 07/25/2061 (D)(E)	590	590
Octagon Investment Partners 50, Ser 2020- 4A, Cl A1
1.426%, VAR ICE LIBOR USD 3 Month + 1.300%, 10/15/2033 (E)	1,725	1,728
Octagon Investment Partners XIV, Ser 2021- 1A, Cl AARR
1.076%, VAR ICE LIBOR USD 3 Month + 0.950%, 07/15/2029 (E)	3,200	3,195
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (E)	664	685
Origen Manufactured Housing, Ser 2006-A, Cl A2
2.022%, 10/15/2037 (D)	802	776
Parliament Funding II ltd, Ser 2020-1A, Cl A
2.584%, VAR ICE LIBOR USD 3 Month + 2.450%, 08/12/2030 (E)	825	827
PFCA Home Equity Investment Trust, Ser 2004-GP2, Cl A
3.369%, 08/25/2035 (D)(E)	1,137	1,126
PFS Financing, Ser 2018-F, Cl A
3.520%, 10/15/2023 (E)	700	699
Progress Residential Trust, Ser 2019-SFR2, Cl A
3.147%, 05/17/2036 (E)	99	100
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (E)	1,064	1,077
Progress Residential Trust, Ser 2019-SFR4, Cl A
2.687%, 10/17/2036 (E)	880	896
Progress Residential Trust, Ser 2021-SFR8, Cl A
1.510%, 10/17/2038 (E)	2,185	2,172
RAMP Trust, Ser 2006-RZ3, Cl M1
0.436%, VAR ICE LIBOR USD 1 Month + 0.350%, 08/25/2036	5,061	5,019
Rockford Tower CLO, Ser 2021-2A, Cl AR
1.231%, VAR ICE LIBOR USD 3 Month + 1.100%, 08/20/2032 (E)	3,150	3,149

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SBA Small Business Investment, Ser 2018- 10B, Cl 1
3.548%, 09/10/2028	$1,036	$1,112
SBA Small Business Investment, Ser 2019- 10A, Cl 1
3.113%, 03/10/2029	641	682
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
0.446%, VAR ICE LIBOR USD 3 Month + 0.330%, 03/15/2024	324	324
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
0.426%, VAR ICE LIBOR USD 3 Month + 0.310%, 12/15/2038	1,267	1,249
SLM Student Loan Trust, Ser 2003-1, Cl A5C
0.866%, VAR ICE LIBOR USD 3 Month + 0.750%, 12/15/2032 (E)	640	622
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
1.316%, VAR ICE LIBOR USD 3 Month + 1.200%, 12/15/2033 (E)	2,049	2,055
SLM Student Loan Trust, Ser 2005-4, Cl A4
0.295%, VAR ICE LIBOR USD 3 Month + 0.170%, 07/25/2040	3,000	2,918
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.285%, VAR ICE LIBOR USD 3 Month + 0.160%, 01/25/2041	2,435	2,401
SLM Student Loan Trust, Ser 2007-2, Cl A4
0.185%, VAR ICE LIBOR USD 3 Month + 0.060%, 07/25/2022	2,760	2,713
SLM Student Loan Trust, Ser 2007-3, Cl A4
0.185%, VAR ICE LIBOR USD 3 Month + 0.060%, 01/25/2022	726	709
SLM Student Loan Trust, Ser 2007-7, Cl B
0.875%, VAR ICE LIBOR USD 3 Month + 0.750%, 10/27/2070	1,050	954
SLM Student Loan Trust, Ser 2008-2, Cl A3
0.875%, VAR ICE LIBOR USD 3 Month + 0.750%, 04/25/2023	768	759
SLM Student Loan Trust, Ser 2008-2, Cl B
1.325%, VAR ICE LIBOR USD 3 Month + 1.200%, 01/25/2083	685	612
SLM Student Loan Trust, Ser 2008-3, Cl B
1.325%, VAR ICE LIBOR USD 3 Month + 1.200%, 04/26/2083	685	641
SLM Student Loan Trust, Ser 2008-4, Cl A4
1.775%, VAR ICE LIBOR USD 3 Month + 1.650%, 07/25/2022	596	602
SLM Student Loan Trust, Ser 2008-4, Cl B
1.975%, VAR ICE LIBOR USD 3 Month + 1.850%, 04/25/2073	685	677

SEI Institutional Managed Trust / Annual Report / September 30, 2021	149

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-5, Cl A4
1.825%, VAR ICE LIBOR USD 3 Month + 1.700%, 07/25/2023	$101	$102
SLM Student Loan Trust, Ser 2008-5, Cl B
1.975%, VAR ICE LIBOR USD 3 Month + 1.850%, 07/25/2073	685	676
SLM Student Loan Trust, Ser 2008-6, Cl A4
1.225%, VAR ICE LIBOR USD 3 Month + 1.100%, 07/25/2023	3,001	3,009
SLM Student Loan Trust, Ser 2008-6, Cl B
1.975%, VAR ICE LIBOR USD 3 Month + 1.850%, 07/26/2083	685	685
SLM Student Loan Trust, Ser 2008-7, Cl B
1.975%, VAR ICE LIBOR USD 3 Month + 1.850%, 07/26/2083	685	687
SLM Student Loan Trust, Ser 2008-8, Cl B
2.375%, VAR ICE LIBOR USD 3 Month + 2.250%, 10/25/2075	685	693
SLM Student Loan Trust, Ser 2008-9, Cl A
1.625%, VAR ICE LIBOR USD 3 Month + 1.500%, 04/25/2023	1,255	1,265
SLM Student Loan Trust, Ser 2008-9, Cl B
2.375%, VAR ICE LIBOR USD 3 Month + 2.250%, 10/25/2083	685	690
SLM Student Loan Trust, Ser 2009-3, Cl A
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 01/25/2045 (E)	518	519
SLM Student Loan Trust, Ser 2010-1, Cl A
0.486%, VAR ICE LIBOR USD 1 Month + 0.400%, 03/25/2025	337	332
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.036%, VAR ICE LIBOR USD 1 Month + 0.950%, 09/25/2028	1,749	1,731
SLM Student Loan Trust, Ser 2012-2, Cl A
0.786%, VAR ICE LIBOR USD 1 Month + 0.700%, 01/25/2029	1,499	1,473
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.836%, VAR ICE LIBOR USD 1 Month + 0.750%, 05/26/2026	322	316
SLM Student Loan Trust, Ser 2021-10A, Cl A4
0.786%, VAR ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (E)	2,657	2,665
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (E)	791	809
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (E)	400	409
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
1.534%, VAR ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (E)	346	350

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
1.184%, VAR ICE LIBOR USD 1 Month + 1.100%, 09/15/2034 (E)	$372	$374
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (E)	492	517
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (E)	1,940	2,023
SMB Private Education Loan Trust, Ser 2020-B, Cl A1A
1.290%, 07/15/2053 (E)	1,310	1,315
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2A
1.600%, 09/15/2054 (E)	1,243	1,256
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2A
1.600%, 09/15/2054 (E)	3,815	3,857
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (E)	3,760	3,704
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (E)	2,527	2,526
SMB Private Education Loan Trust, Ser 2021-C, Cl A1
0.484%, VAR ICE LIBOR USD 1 Month + 0.400%, 01/15/2053 (E)	635	636
SMB Private Education Loan Trust, Ser 2021-C, Cl A2
0.884%, VAR ICE LIBOR USD 1 Month + 0.800%, 01/15/2053 (E)	1,274	1,274
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/2053 (E)	3,595	3,594
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (E)	197	198
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (E)	545	554
SoFi Professional Loan Program Trust, Ser 2021-A, Cl AFX
1.030%, 08/17/2043 (E)	1,132	1,130
SoFi Professional Loan Program Trust, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (E)	986	986
SoFi Professional Loan Program, Ser 2016- D, Cl A1
1.036%, VAR ICE LIBOR USD 1 Month + 0.950%, 01/25/2039 (E)	38	38

150	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program, Ser 2016-E, Cl A1
0.936%, VAR ICE LIBOR USD 1 Month + 0.850%, 07/25/2039 (E)	$47	$47
SoFi Professional Loan Program, Ser 2017-A, Cl A1
0.786%, VAR ICE LIBOR USD 1 Month + 0.700%, 03/26/2040 (E)	48	48
SoFi Professional Loan Program, Ser 2017-E, Cl A1
0.586%, VAR ICE LIBOR USD 1 Month + 0.500%, 11/26/2040 (E)	26	26
SoFi Professional Loan Program, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (E)	274	279
South Carolina Student Loan, Ser 2015-A, Cl A
1.586%, VAR ICE LIBOR USD 1 Month + 1.500%, 01/25/2036	1,256	1,265
Stack Infrastructure Issuer, Ser 2020-1A, Cl A2
1.893%, 08/25/2045 (E)	1,355	1,362
Starwood Mortgage Residential Trust, Ser 2021-4, Cl A1
1.162%, 08/25/2056 (D)(E)	1,078	1,079
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.636%, VAR ICE LIBOR USD 1 Month + 0.550%, 09/25/2034	420	414
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
0.506%, VAR ICE LIBOR USD 1 Month + 0.420%, 02/25/2037	3,375	3,326
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	8	8
STWD, Ser 2019-FL1, Cl A
1.245%, VAR SOFR30A + 1.194%, 07/15/2038 (E)	445	445
Sunrun Vulcan Issuer, Ser 2021-1A, Cl A
2.460%, 01/30/2052 (E)	712	711
Symphony CLO XXVI, Ser 2021-26A, Cl AR
1.214%, VAR ICE LIBOR USD 3 Month + 1.080%, 04/20/2033 (E)	1,140	1,140
TCI-Flatiron CLO, Ser 2021-1A, Cl AR2
1.284%, VAR ICE LIBOR USD 3 Month + 1.150%, 01/17/2032 (E)	1,500	1,500
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (D)(E)	982	1,003

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.686%, VAR ICE LIBOR USD 1 Month + 0.600%, 02/25/2057 (E)	$578	$578
Towd Point Mortgage Trust, Ser 2017-6, Cl M1
3.250%, 10/25/2057 (D)(E)	1,050	1,102
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059 (D)(E)	1,051	1,088
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
1.086%, VAR ICE LIBOR USD 1 Month + 1.000%, 05/25/2058 (E)	895	902
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (D)(E)	1,154	1,171
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063 (D)(E)	1,364	1,401
TPG Real Estate Finance Issuer, Ser 2018- FL2, Cl A
1.214%, VAR ICE LIBOR USD 1 Month + 1.130%, 11/15/2037 (E)	3,131	3,131
Trestles CLO IV, Ser 2021-4A, Cl B1
0.000%, 07/21/2034 (C)(E)	3,445	3,443
Trinity Rail Leasing, Ser 2020-2A, Cl A2
2.560%, 11/19/2050 (E)	955	972
Triton Container Finance VIII, Ser 2020-1A, Cl A
2.110%, 09/20/2045 (E)	382	385
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	205	221
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	351	370
Vantage Data Centers Issuer, Ser 2018-2A, Cl A2
4.196%, 11/16/2043 (E)	3,391	3,525
Verizon Master Trust, Ser 2021-1, Cl A
0.500%, 05/20/2027	1,602	1,599
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066 (D)(E)	823	822
Verus Securitization Trust, Ser 2021-5, Cl A1
1.013%, 09/25/2066 (D)(E)	2,894	2,890
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
0.376%, VAR ICE LIBOR USD 1 Month + 0.290%, 07/25/2036	6,442	6,343

SEI Institutional Managed Trust / Annual Report / September 30, 2021	151

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Z Capital Credit Partners CLO, Ser 2021-1A, Cl A1R
1.636%, VAR ICE LIBOR USD 3 Month + 1.510%, 07/16/2031 (E)		$1,000	$1,000
Zais CLO, Ser 2020-16A, Cl A2
2.434%, VAR ICE LIBOR USD 3 Month + 2.300%, 10/20/2031 (E)		1,525	1,525
ZH Trust, Ser 2021-2, Cl A
2.349%, 10/17/2027 (E)		600	600
			287,425

Total Asset-Backed Securities (Cost $339,042) ($ Thousands)			343,525

SOVEREIGN DEBT — 2.6%

Abu Dhabi Government International Bond
3.875%, 04/16/2050 (E)		2,170	2,477
3.000%, 09/15/2051 (E)		497	487
2.500%, 10/11/2022 (E)		1,010	1,032
Argentine Republic Government International Bond
2.500%, 3.500%, 07/09/2022, 07/09/2041 (G)		1,460	536
1.125%, 1.500%, 07/09/2022, 07/09/2035 (G)		2,557	837
1.000%, 07/09/2029		203	77
0.500%, 0.750%, 07/09/2023, 07/09/2030 (G)		1,216	446
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2023	BRL	3,994	739
10.000%, 01/01/2025		20,585	3,752
10.000%, 01/01/2027		2,571	460
Brazilian Government International Bond
5.625%, 01/07/2041		$1,120	1,131
5.000%, 01/27/2045		3,400	3,169
4.625%, 01/13/2028 (B)		2,890	3,038
2.625%, 01/05/2023		200	205
Buenos Aires Government International Bond MTN
3.900%, 5.250%, 09/01/2022, 09/01/2037 (E)(G)		859	382
Chile Government International Bond
3.250%, 09/21/2071		418	378
2.550%, 07/27/2033		939	915
China Government Bond
3.390%, 05/21/2025	CNY	2,000	319
3.310%, 11/30/2025		11,500	1,836

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Colombia Government International Bond
5.625%, 02/26/2044		$660	$688
5.000%, 06/15/2045		830	809
4.125%, 02/22/2042		680	611
3.875%, 02/15/2061		398	321
3.250%, 04/22/2032		1,213	1,131
Egypt Government International Bond
5.577%, 02/21/2023 (E)		410	422
Export-Import Bank of India
3.375%, 08/05/2026 (E)		350	371
Indonesia Government International Bond
5.875%, 01/15/2024 (E)		840	935
5.250%, 01/08/2047 (E)		400	498
5.125%, 01/15/2045 (E)		400	483
4.350%, 01/11/2048		460	511
3.850%, 07/18/2027 (E)		800	887
3.750%, 04/25/2022 (E)		740	753
3.700%, 10/30/2049		1,550	1,571
3.500%, 01/11/2028		400	434
Indonesia Treasury Bond
6.500%, 02/15/2031	IDR	100,717,000	7,111
6.375%, 04/15/2032		58,803,000	4,150
Israel Government International Bond
3.375%, 01/15/2050		$280	297
2.750%, 07/03/2030		470	499
Italy Buoni Poliennali Del Tesoro
2.300%, 10/15/2021	EUR	12,390	14,371
Japan Bank for International Cooperation
1.750%, 10/17/2024		$950	979
Kenya Government International Bond
7.250%, 02/28/2028 (E)		200	219
6.875%, 06/24/2024		200	219
6.300%, 01/23/2034 (E)		960	947
Kuwait International Government Bond
3.500%, 03/20/2027 (E)		930	1,029
Mexico Government International Bond
6.050%, 01/11/2040		1,210	1,480
4.750%, 03/08/2044		10,314	10,976
4.500%, 04/22/2029		1,116	1,253
4.280%, 08/14/2041		1,349	1,376
3.771%, 05/24/2061		213	189
3.750%, 01/11/2028		390	424
2.659%, 05/24/2031		5,309	5,122
Nigeria Government International Bond
7.143%, 02/23/2030 (E)		240	244
6.500%, 11/28/2027 (E)		220	228
Panama Government International Bond
4.500%, 04/01/2056		540	588
2.252%, 09/29/2032		620	583
Paraguay Government International Bond
5.400%, 03/30/2050 (E)		664	762

152	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Peruvian Government International Bond
5.625%, 11/18/2050		$600	$812
2.783%, 01/23/2031		3,148	3,115
2.392%, 01/23/2026		672	686
Province of Quebec Canada
2.625%, 02/13/2023		620	640
Qatar Government International Bond
4.817%, 03/14/2049 (E)		1,640	2,107
4.000%, 03/14/2029 (E)		880	1,000
3.875%, 04/23/2023		430	452
3.250%, 06/02/2026		200	216
Republic of Italy Government International Bond
3.875%, 05/06/2051		458	494
Republic of Poland Government International Bond
5.000%, 03/23/2022		100	102
4.000%, 01/22/2024		1,327	1,431
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	315,940	4,532
7.700%, 03/16/2039		162,070	2,300
7.650%, 04/10/2030		63,630	901
7.250%, 05/10/2034		24,200	330
7.000%, 01/25/2023		34,160	468
7.000%, 08/16/2023		231,430	3,175
6.900%, 05/23/2029		452,100	6,121
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$404	470
5.625%, 04/04/2042		2,000	2,589
4.875%, 09/16/2023		200	216
Saudi Government International Bond MTN
2.875%, 03/04/2023 (E)		360	371

Total Sovereign Debt (Cost $118,382) ($ Thousands)			118,215

LOAN PARTICIPATIONS – 1.5%
Aecom Technology
1.835%, 04/13/2028		140	140
Air Canada, Term Loan, 1st Lien
4.250%, 08/11/2028		420	421
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.750%, 05/12/2028		1,261	1,262
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
4.000%, 08/17/2028		565	563
AMWINS Group Inc.
3.000%, 02/19/2028		448	445

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
APi Group DE, Inc., Initial Term Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 10/01/2026	$858	$852
Aramark Intermediate HoldCo Corp., Term Loan B, 1st Lien
1.835%, 01/15/2027	126	123
1.835%, VAR LIBOR + 1.750%, 03/11/2025	274	267
AsplundhTree Expert, LLC
1.835%, 09/07/2027	416	415
Asurion, LLC, New B-7 Term Loan, 1st Lien
3.085%, VAR LIBOR + 3.000%, 11/03/2024	566	560
Asurion, LLC, New B-8 Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 12/23/2026	332	327
Asurion, LLC, New B-9 Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 07/31/2027	378	372
athenahealth, Inc., Term B-1 Loan, 1st Lien
4.377%, VAR LIBOR + 4.250%, 02/11/2026	1,706	1,709
4.333%, VAR LIBOR + 4.250%, 02/11/2026	4	4
Avolon TLB Borrower 1 LLC
2.750%, 12/01/2027	279	279
B.C. ULC
1.837%, VAR LIBOR + 1.750%, 11/19/2026	1,447	1,428
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 06/02/2025	617	616
Bausch Health Companies Inc., Term Loan, 1st Lien
2.834%, 11/27/2025	347	346
Berry Global, Inc.
1.856%, 07/01/2026	678	674
BJ’s Wholesale Club, Term Loan B, 1st Lien
2.083%, VAR LIBOR + 2.000%, 02/03/2024	109	109
Brightview Landscapes LLC, Initial Term Loan, 1st Lien
2.625%, 08/15/2025	155	154
Brookfeild WEC Holdings
3.250%, 08/01/2025 (D)	228	226
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.835%, VAR LIBOR + 2.750%, 12/23/2024	930	924

SEI Institutional Managed Trust / Annual Report / September 30, 2021	153

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
3.583%, 07/21/2025	$614	$614
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR ICE LIBOR USD 1 Month + 2.500%, 03/01/2024	1,338	1,337
Charter Communications Operating Llc Lien1
1.840%, 04/30/2025	1,052	1,050
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.840%, VAR LIBOR + 1.750%, 02/01/2027	158	157
Citadel Securities LP, 2021 Term Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 02/02/2028	688	681
Clarios Global, Term Loan 1st Lien
3.334%, VAR LIBOR + 3.250%, 04/30/2026	923	919
CSC Holdings, LLC
2.584%, VAR LIBOR + 2.500%, 04/15/2027	217	214
CSC Holdings LLC, Term Loan B, 1st Lien
2.334%, 01/15/2026	199	197
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.085%, VAR LIBOR + 4.000%, 10/16/2026	1,341	1,341
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
5.250%, VAR LIBOR + 3.750%, 04/09/2027	968	970
Dell International, LLC
2.000%, 09/19/2025	558	558
Delta Topco, Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 12/01/2027	249	250
Energizer Holdings
2.750%, 12/22/2027	208	208
Entain PLC
0.444%, 03/29/2027	259	259
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 11/18/2024	25	25
EyeCare Partners, LLC, Term Loan, 1st Lien
3.857%, VAR LIBOR + 3.750%, 02/18/2027	306	304
First Eagle Holdings, Term Loan
2.647%, 02/01/2027	255	252

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Fleetcor Technologies Operating Company
1.835%, 04/28/2028	$449	$448
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
2.085%, VAR LIBOR + 2.000%, 07/03/2024	596	592
Formula One Management Limited, Facility B3 (USD), 1st Lien
3.500%, VAR LIBOR + 2.500%, 02/01/2024	50	50
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
2.087%, 11/30/2023	596	594
Froneri International Limited, Facility B2, 1st Lien
2.335%, VAR LIBOR + 2.250%, 01/29/2027	435	429
Gainwell Acquisition Corp., Term B Loan, 1st Lien
4.750%, VAR LIBOR + 4.000%, 10/01/2027	1,353	1,355
Garda World Security Corp
4.340%, VAR LIBOR + 4.250%, 10/30/2026	268	268
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
2.147%, VAR LIBOR + 2.000%, 12/30/2026	1,382	1,373
GFL Environmental, 2020 Refinancing Term Loan, 1st Lien
3.500%, 05/30/2025 (D)	57	57
Global Medical Response, Inc., 2020 Refinancing Term Loan, 1st Lien
5.750%, VAR LIBOR + 4.750%, 10/02/2025	718	720
Go Daddy Operating Company LLC, Term Loan B, 1st Lien
1.835%, 02/15/2024 (D)	316	314
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
3.250%, VAR LIBOR + 2.750%, 10/04/2023	140	139
Great Outdoors Group, LLC, Term B-1 Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 03/06/2028	308	309
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.074%, VAR LIBOR + 2.000%, 11/15/2027	1,357	1,335
Harbor Freight Tools USA, Inc
3.250%, 10/19/2027	794	793

154	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.836%, VAR LIBOR + 1.750%, 06/22/2026	$1,348	$1,336
Horizon Therapeudics
2.125%, 03/15/2028	1,035	1,032
Hudson River Trading LLC, Term Loan, 1st Lien
3.085%, VAR LIBOR + 3.000%, 03/20/2028	448	445
Icon Public Limited Company, Lux Term Loan, 1st Lien
3.000%, 07/03/2028	862	865
Icon Public Limited Company, U.S. Term Loan, 1st Lien
3.000%, 07/03/2028	215	216
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 05/01/2026	802	795
INEOS Styrolution Group GmbH, 2026 Tranche B Dollar Term Loan, 1st Lien
3.250%, VAR LIBOR + 2.750%, 01/29/2026	489	489
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
2.835%, 01/26/2028	526	521
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 05/05/2028	1,157	1,158
Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien
1.835%, VAR LIBOR + 1.750%, 03/01/2027	1,162	1,147
Magenta Buyer LLC, Initial Term Loan, 1st Lien
5.750%, VAR LIBOR + 5.000%, 07/27/2028	1,520	1,520
Michaels Companies, Inc. The, Term B Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 04/15/2028	1,367	1,367
Micro Focus, MA FinanceCo
2.835%, 06/21/2024 (D)	11	11
Mozart Debt Merger, Term Loan, 1st Lien
3.750%, 09/30/2028 (H)	1,010	1,005
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.586%, 09/18/2026	1,454	1,451

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Numericable U.S. LLC, Term Loan B, 1st Lien
3.814%, 01/31/2026	$213	$211
Option Care Health, Inc., Term B Loan, 1st Lien
3.835%, VAR LIBOR + 3.750%, 08/06/2026	531	530
Parexel International Corporation, Initial Term Loan, 1st Lien
2.834%, VAR LIBOR + 2.750%, 09/27/2024	610	610
Parexel International, Term Loan, 1st Lien
3.500%, 08/11/2028 (H)	470	470
PCI Gaming Authority, Term B Facility Loan
2.585%, 05/29/2026	453	451
Peraton Corp., Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/01/2028	1,164	1,164
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 03/03/2028	647	647
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.336%, VAR LIBOR + 3.250%, 03/05/2026	1,298	1,290
Pilot Travel Centers, LLC, Initial Tranche B Term Loan
2.084%, 08/04/2028 (H)	1,840	1,833
PPD Inc.
2.500%, 01/13/2028	1,154	1,152
Prime Security Services Borrower, LLC, 2021 Refinancing Term B-1 Loan, 1st Lien
3.500%, VAR LIBOR + 2.750%, 09/23/2026	965	964
Project Sky, Term Loan, 1st Lien
0.000%, 08/10/2028 (H)	340	339
Quikrete Holding, Term Loan B1, 1st Lien
0.000%, 02/21/2028 (H)	460	458
Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien
3.500%, 02/15/2028	642	637
Realpage Inc.
3.750%, 04/24/2028	1,050	1,046
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
3.834%, VAR LIBOR + 3.750%, 11/16/2025	1,128	1,126
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
1.835%, VAR LIBOR + 1.750%, 02/04/2027	1,205	1,201

SEI Institutional Managed Trust / Annual Report / September 30, 2021	155

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Scientific Games International, Inc., Initial
Term B-5 Loan, 1st Lien 2.834%, VAR LIBOR + 2.750%, 08/14/2024	$1,423	$1,416
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
2.835%, VAR LIBOR + 2.500%, 06/21/2024	77	76
Sotera Health Holdings, LLC, Refinancing Loan, 1st Lien
3.250%, 12/11/2026 (D)	1,380	1,375
Station Casinos LLC, Term B-1 Facility Term Loan, 1st Lien
2.500%, 02/08/2027	676	670
Terrier Media Buyer, Inc., 2021 Term B Loan, 1st Lien
3.585%, VAR LIBOR + 3.500%, 12/17/2026	678	676
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien
1.835%, 11/16/2026	615	611
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
2.335%, 12/09/2025	60	59
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/31/2028	818	816
UFC Holdings, Term Loan, 1st Lien
3.500%, 04/29/2026	906	903
United AirLines, Inc., Class B Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 04/21/2028	826	831
Univision Communications, Inc., Replacement Converted Term Loan, 1st Lien
4.000%, 03/15/2026	1,042	1,041
US Foods, Inc. (aka U.S. Foodservice, Inc.), Initial Term Loan, 1st Lien
1.835%, 06/27/2023 (D)	278	276
US Foods, Inc., Term Loan
2.085%, 09/13/2026 (D)	87	86
Verscend Holding Corp., Term B-1 Loan, 1st Lien
4.085%, VAR LIBOR + 4.000%, 08/27/2025	736	737
VFH Parent LLC, Initial Term Loan, 1st Lien
3.082%, VAR LIBOR + 3.000%, 03/01/2026	117	117
Virgin Media Bristol LLC, N Facility, 1st Lien
2.584%, VAR LIBOR + 2.500%, 01/31/2028	1,377	1,367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Western Digital Corporation, Term Loan B-4
1.838%, VAR LIBOR + 1.750%, 04/29/2023	$161	$161
Whatabrands LLC, Initial Term B Loan, 1st Lien
3.750%, 08/03/2028	10	10
XPO Logistics, Inc., Term Loan B, 1st Lien
1.833%, 02/24/2025 (D)	550	547
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 03/09/2027	630	624
Zebra Buyer LLC
0.000%, 04/21/2028 (H)	451	452

Total Loan Participations (Cost $70,768) ($ Thousands)		70,666

MUNICIPAL BONDS — 0.3%

California — 0.1%
California State University, Ser B, RB Callable 11/01/2031 @ 100
2.374%, 11/01/2035	685	675
University of California, Ser N, RB Callable 11/15/2059 @ 100
3.256%, 05/15/2060	2,435	2,616

		3,291

Georgia — 0.1%
Georgia State, Municipal Electric Authority, RB
7.055%, 04/01/2057	1,064	1,566

Nevada — 0.1%
Clark County, Department of Aviation, Ser C, RB 6.820%, 07/01/2045	728	1,129

New York — 0.0%
Metropolitan New York, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	260	355
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	505	680
New York City, Ser D, GO
1.823%, 08/01/2030	610	599

156	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser B-3, RB Callable 08/01/2030 @ 100
2.000%, 08/01/2035	$1,000	$950
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser D-3, RB Callable 11/01/2030 @ 100
2.400%, 11/01/2032	610	623
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
5.508%, 08/01/2037	275	367
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	850	1,046

		4,620

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	618

Texas — 0.0%
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049	632	1,049
University of Texas, Ser B, RB Callable 02/15/2049 @ 100
2.439%, 08/15/2049	295	284

		1,333

Virginia — 0.0%
University of Virginia, RB Callable 03/01/2050 @ 100
2.256%, 09/01/2050	480	441

Total Municipal Bonds (Cost $11,442) ($ Thousands)		12,998

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
FHLB DN
0.044%, 10/15/2021 (A)	140	140
FNMA
0.500%, 06/17/2025	4,215	4,189
Resolution Funding Interest
1.339%, 01/15/2030 (A)	905	789
Resolution Funding Principal
1.322%, 04/15/2030 (A)	1,165	1,010

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
0.750%, 05/15/2025	$1,055	$1,055

Total U.S. Government Agency Obligations (Cost $7,253) ($ Thousands)		7,183

	Shares

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, L.P.
0.010% **†(I)	80,542,852	80,566

Total Affiliated Partnership (Cost $80,548) ($ Thousands)		80,566

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	222,427,252	222,427

Total Cash Equivalent (Cost $222,427) ($ Thousands)		222,427

Total Investments in Securities — 112.5% (Cost $5,131,769) ($ Thousands)		$5,184,471

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options (J) (Cost $1,058) ($ Thousands)	24,630,021	$1,077

PURCHASED SWAPTION* — 0.0%

Total Purchased Swaption (K) (Cost $154) ($ Thousands)	5,220,000	$182

WRITTEN OPTIONS* — (0.0)%

Total Written Options (J) (Premiums Received $702) ($ Thousands)	(4,262,188)	$(659)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	157

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

A list of the exchange traded option contracts held by the Fund at September 30, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
December 2021, Eurodollar Mid-Curve Option*	550	$218	$99.13	12/18/2021	$413
March 2022, IMM Eurodollar Future Option*	850	82	99.63	3/19/2022	16
USD PUT/AUD*	2,810,000	28	0.73	11/20/2021	23
USD PUT/CAD*	5,530,000	48	1.27	11/20/2021	64
USD PUT/JPY*	12,028,000	57	107.80	11/20/2021	8
USD PUT/NZD*	4,260,000	70	0.71	11/20/2021	98

		503			622

Call Options
November 2021, U.S. 10 Year Future Option*	258	148	131.50	10/16/2021	153
November 2021, U.S. Bond Future Option*	64	97	161.00	10/16/2021	45
November 2021, U.S. Bond Future Option*	299	310	160.50	10/16/2021	257

		555			455

Total Purchased Options		$1,058			$1,077

WRITTEN OPTIONS — (0.0)%

Put Options
December 2021, Eurodollar Mid-Curve Option*	(1,100)	$(181)	98.75	12/18/21	$(213)
March 2022, IMM Eurodollar Future Option*	(716)	(36)	99.38	03/19/22	(9)
USD PUT/NZD*	(4,260,000)	(24)	0.73	11/20/21	(3)

		(241)			(225)

Call Options
December 2021, U.S. 10 Year Future Option*	(172)	(153)	131.50	11/20/21	(159)
December 2021, U.S. Bond Future Option*	(200)	(308)	161.00	11/20/21	(275)

		(461)			(434)

Total Written Options		$(702)			$(659)

†† Represents cost.

A list of open OTC swaptions held by the Fund at September 30, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaptions

Swaption 30 Year*	Bank of America Merill Lynch	5,220,000	$2.75	01/20/2024	$182

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

Long Contracts
90-Day Euro$	240	Jun-2023	$59,545	$59,529	$(16)
90-Day Euro$	1,449	Dec-2023	358,206	358,102	(104)
Euro-OAT	68	Dec-2021	13,557	13,078	(235)
U.S. 2-Year Treasury Note	11	Jan-2022	2,422	2,421	(1)

158	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

U.S. 5-Year Treasury Note	3,159	Jan-2022	$390,080	$387,743	$(2,337)
U.S. 10-Year Treasury Note	583	Dec-2021	77,907	76,728	(1,179)
U.S. Long Treasury Bond	685	Dec-2021	111,856	109,065	(2,791)
U.S. Ultra Long Treasury Bond	489	Dec-2021	96,673	93,429	(3,244)

			1,110,246	1,100,095	(9,907)

Short Contracts
90-Day Euro$	(1,030)	Dec-2021	$(256,897)	$(257,062)	$(165)
Euro-Bund	(237)	Dec-2021	(48,358)	(46,645)	894
Euro-Buxl	(5)	Dec-2021	(1,241)	(1,178)	36
U.S. 2-Year Treasury Note	(523)	Jan-2022	(115,161)	(115,088)	73
U.S. 5-Year Treasury Note	(40)	Jan-2022	(4,946)	(4,910)	36
U.S. 10-Year Treasury Note	(1,275)	Dec-2021	(169,978)	(167,802)	2,176
U.S. Long Treasury Bond	(212)	Dec-2021	(34,824)	(33,754)	1,070
Ultra 10-Year U.S. Treasury Note	(400)	Dec-2021	(59,296)	(58,100)	1,196

			(690,701)	(684,539)	5,316

			$419,545	$415,556	$(4,591)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

BNP Paribas	10/19/21	USD	1,175	EUR	1,000	$(15)

BNP Paribas	10/19/21	EUR	7,016	USD	8,334	200

Citigroup	10/19/21	EUR	940	USD	1,115	26

Citigroup	10/19/21	USD	13,652	JPY	1,498,110	(222)

Citigroup	10/19/21	USD	13,978	AUD	18,672	(491)

Citigroup	10/19/21	USD	24,092	CAD	30,261	(205)

Goldman Sachs	10/19/21	EUR	200	USD	234	2

Goldman Sachs	10/19/21	USD	2,011	RUB	149,700	41

Goldman Sachs	10/19/21	USD	2,310	CNH	14,971	7

Goldman Sachs	10/19/21	USD	2,426	GBP	1,753	(63)

Goldman Sachs	10/19/21	USD	14,347	CAD	17,810	(288)

Goldman Sachs	10/19/21	USD	14,670	IDR	216,529,634	442

Goldman Sachs	10/19/21 - 01/18/22	CNH	29,941	USD	4,586	(30)

Morgan Stanley	10/19/21	USD	4,310	BRL	22,659	(164)

Morgan Stanley	10/19/21	USD	10,261	RUB	778,872	420

Morgan Stanley	10/19/21	EUR	23,220	USD	27,616	697

Morgan Stanley	10/19/21	COP	5,189,635	USD	1,350	(10)

						$347

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
0.19%	USD LIBOR BBA	Semi-Annual	06/15/2022	USD	40,784	$32	$–	$32
3M USD LIBOR	1.7725%	Quarterly	07/24/2053	USD	2,600	123	–	123
1.8075	3 MONTH USD - LIBOR	Quarterly	07/24/2053	USD	1,300	51	–	51
1.67125% FIXED	CMENA IR 7/9/2051 LIBOR	Quarterly	07/09/2051	USD	4,528	206	(20)	226
2.05%	USD-LIBOR-BBA	Quarterly	06/07/2051	USD	1,480	(66)	–	(66)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	159

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Continued)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.00%	USD-LIBOR-BBA	Quarterly	06/03/2051	USD	494	$(16)	$5	$(21)
1.2%	US LIBOR BBA	Quarterly	10/07/2050	USD	5,663	880	28	852
0.9%	USD LIBOR BBA	Quarterly	03/17/2050	USD	3,996	889	4	885
1.00%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	12,509	2,273	146	2,127
USD-LIBOR-BBA	1.6%	Quarterly	02/15/2047	USD	2,748	151	15	136
1.63 % FIXED	CMENA IR LIBOR 2/15/47	Quarterly	02/15/2047	USD	8,136	396	49	347
1.52% FIXED	USD-SOFR-COMPOUND 2/15/47	Annual	02/15/2047	USD	3,694	54	(74)	128
3 MONTH USD - LIBOR	1.785%	Quarterly	07/24/2053	USD	1,920	85	–	85
1.72875% FIXED	CMENA IR 2/15/47	Annual	02/15/2047	USD	3,250	(97)	–	(97)
1.2%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	2,162	301	11	290
2.00%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	7,522	(221)	47	(268)
USD-SOFRRATE	0.74%	Annual	08/19/2045	USD	5,670	975	–	975
0.56%	USD-SOFRRATE	Annual	07/20/2045	USD	8,660	1,800	106	1,694
1.35%	USD-LIBOR-BBA	Quarterly	02/15/2028	USD	59,751	(274)	77	(351)
1.25%	USD-LIBOR-BBA	Quarterly	02/15/2028	USD	17,068	28	16	12
0.71 % FIXED	USD-SOFR-COMPOUND 5/15/2027	Annual	05/15/2027	USD	37,002	495	–	495
M LIBOR	.39 FIXED	Semi-Annual	09/28/2025	USD	35,750	(27)	–	(27)
3 MONTH USD - LIBOR	.0355%	Semi-Annual	07/24/2025	USD	23,015	(141)	–	(141)
3 MONTH USD - LIBOR	.0255	Semi-Annual	07/24/2025	USD	31,110	(195)	–	(195)
3 MONTH USD - LIBOR	.0725	Semi-Annual	07/24/2025	USD	15,555	(83)	–	(83)
1.225%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	1,086	146	1	145
3MLIBOR	.87%	Quarterly	09/28/2053	USD	3,050	80	–	80

						$7,845	$411	$7,434

			Credit Default Swaps

Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.37	Sell	5.00%	Quarterly	12/20/2026	(15,370)	$1,651	$1,472	$179
CDX.NA.IG.37	Sell	1.00%	Quarterly	12/20/2026	(111,406)	2,659	2,692	(33)
CDX.NA.IG.36	Sell	5.00%	Quarterly	06/20/2026	(4,190)	454	322	132

						$4,764	$4,486	$278

Percentages are based on Net Assets of $4,607,701 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $79,217 ($ Thousands).

(C)	No interest rate available.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $674,901 ($ Thousands), representing 14.6% of the Net Assets of the Fund.

(F)	Perpetual security with no stated maturity date.

(G)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(H)	Unsettled bank loan. Interest rate may not be available.
(I)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $80,566 ($ Thousands).

(J)	Refer to table below for details on Options Contracts.

(K)	Refer to table below for details on Swaption Contracts.

(L)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

DAC — Designated Activity Company

DN— Discount Note

160	SEI Institutional Managed Trust / Annual Report / September 30, 2021

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

FRESB — Freddie Mac Small Balance Mortgage Trust

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NZD — New Zealand Dollar

PLC — Public Limited Company

PO — Principal Only

Pty — Proprietary

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-day Average

STACR — Structured Agency Credit Risk

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)	($)
U.S. Treasury Obligations	–	1,541,100	–	1,541,100
Mortgage-Backed Securities	–	1,396,707	–	1,396,707
Corporate Obligations	–	1,391,084	–	1,391,084
Asset-Backed Securities	–	343,525	–	343,525
Sovereign Debt	–	118,215	–	118,215
Loan Participations	–	70,666	–	70,666
Municipal Bonds	–	12,998	–	12,998
U.S. Government Agency Obligations	–	7,183	–	7,183
Affiliated Partnership	–	80,566	–	80,566
Cash Equivalent	222,427	–	–	222,427

Total Investments in Securities	222,427	4,962,044	–	5,184,471

	Level 1	Level 2	Level 3	Total
Other Financial Instruments	($)	($)	($)	($)
Purchased Options	1,077	–	–	1,077
Written Options	(659)	–	–	(659)
Purchased Swaptions	–	182	–	182
Futures Contracts*
Unrealized Appreciation	5,481	–	–	5,481
Unrealized Depreciation	(10,072)	–	–	(10,072)
Forwards Contracts*
Unrealized Appreciation	–	1,835	–	1,835
Unrealized Depreciation	–	(1,488)	–	(1,488)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	8,683	–	8,683
Unrealized Depreciation	–	(1,249)	–	(1,249)
Credit Default Swaps*
Unrealized Appreciation	–	311	–	311
Unrealized Depreciation	–	(33)	–	(33)

Total Other Financial Instruments	(4,173)	8,241	–	4,068

* Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	161

SCHEDULE OF INVESTMENTS

September 30, 2021

Core Fixed Income Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 7,459	$ 1,225,322	$ (1,152,304)	$ 106	$ (17)	$ 80,566	80,542,852	$ 76	$ —
SEI Daily Income Trust, Government Fund, CIF	185,394	4,932,735	(4,895,702)	—	—	222,427	222,427,252	24	—

Totals	$ 192,853	$ 6,158,057	$ (6,048,006)	$ 106	$ (17)	$ 302,993		$ 100	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

162	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 71.5%

Communication Services — 8.3%
Altice France
10.500%, 05/15/2027 (A)	$1,140	$1,247
8.125%, 02/01/2027 (A)	800	861
7.375%, 05/01/2026 (A)	1,571	1,630
5.500%, 10/15/2029 (A)	1,002	992
5.125%, 07/15/2029 (A)	1,002	982
Altice France Holding
6.000%, 02/15/2028 (A)	1,756	1,687
AMC Entertainment Holdings
12.000%cash/0% PIK, 06/15/2026 (A)	1,173	1,135
10.500%, 04/24/2026 (A)	38	41
6.125%, 05/15/2027	420	307
5.750%, 06/15/2025	85	67
ANGI Group
3.875%, 08/15/2028 (A)	1,528	1,520
Audacy Capital
6.750%, 03/31/2029 (A)	3,319	3,345
6.500%, 05/01/2027 (A)	237	242
Belo
7.250%, 09/15/2027	250	291
CB Escrow
8.000%, 10/15/2025 (A)	105	109
CCO Holdings
5.500%, 05/01/2026 (A)	276	285
5.375%, 06/01/2029 (A)	760	821
5.125%, 05/01/2027 (A)	3,807	3,964
5.000%, 02/01/2028 (A)	765	799
4.750%, 03/01/2030 (A)	300	314
4.500%, 08/15/2030 (A)	3,823	3,944
4.250%, 02/01/2031 (A)	3,609	3,672

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 01/15/2034 (A)	$325	$322
Cincinnati Bell
7.000%, 07/15/2024 (A)	305	310
Cinemark USA
8.750%, 05/01/2025 (A)	115	123
5.250%, 07/15/2028 (A)	135	133
Clear Channel International BV
6.625%, 08/01/2025 (A)	564	587
Clear Channel Outdoor Holdings
7.750%, 04/15/2028 (A)	3,234	3,404
7.500%, 06/01/2029 (A)	459	477
Clear Channel Worldwide Holdings
5.125%, 08/15/2027 (A)	1,820	1,883
Connect Finco SARL
6.750%, 10/01/2026 (A)	1,170	1,224
Consolidated Communications
6.500%, 10/01/2028 (A)	3,823	4,153
5.000%, 10/01/2028 (A)	310	320
DISH DBS
7.750%, 07/01/2026	2,353	2,657
7.375%, 07/01/2028	2,145	2,275
5.875%, 07/15/2022	45	46
5.875%, 11/15/2024	3,112	3,347
5.125%, 06/01/2029	420	412
5.000%, 03/15/2023	1,072	1,111
DKT Finance ApS
9.375%, 06/17/2023 (A)	1,845	1,877
Front Range BidCo
6.125%, 03/01/2028 (A)	571	579
Frontier Communications Holdings
6.750%, 05/01/2029 (A)	269	283
5.875%, 10/15/2027 (A)	206	219
5.875%, 11/01/2029	1,177	1,191
5.000%, 05/01/2028 (A)	1,205	1,265
Gray Television
4.750%, 10/15/2030 (A)	846	831
iHeartCommunications (O)
8.375%, 05/01/2027	3,065	3,276
6.375%, 05/01/2026	94	99
5.250%, 08/15/2027 (A)	1,088	1,131
4.750%, 01/15/2028 (A)	842	868
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(B)	2,202	1,195
8.500%, 10/15/2024 (A)(B)	1,695	966
5.500%, 08/01/2023 (B)	268	149
Intelsat Luxembourg
8.125%, 06/01/2023 (B)	635	5
Level 3 Financing
5.375%, 05/01/2025	760	776
4.625%, 09/15/2027 (A)	764	786
4.250%, 07/01/2028 (A)	540	544
3.625%, 01/15/2029 (A)	2,124	2,058

SEI Institutional Managed Trust / Annual Report / September 30, 2021	163

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Live Nation Entertainment
6.500%, 05/15/2027 (A)	$701	$771
5.625%, 03/15/2026 (A)	264	273
4.875%, 11/01/2024 (A)	1,782	1,802
4.750%, 10/15/2027 (A)	500	508
3.750%, 01/15/2028 (A)	55	55
Lumen Technologies
7.500%, 04/01/2024	485	537
6.875%, 01/15/2028	395	448
5.625%, 04/01/2025	664	722
5.375%, 06/15/2029 (A)	771	787
5.125%, 12/15/2026 (A)	2,751	2,854
4.500%, 01/15/2029 (A)	110	107
4.000%, 02/15/2027 (A)	733	749
Meredith
6.875%, 02/01/2026	419	433
6.500%, 07/01/2025	55	59
Midas OpCo Holdings
5.625%, 08/15/2029 (A)	173	179
Netflix
5.875%, 11/15/2028	470	576
5.375%, 11/15/2029 (A)	205	248
4.875%, 04/15/2028	1,273	1,467
4.875%, 06/15/2030 (A)	2,233	2,629
News
3.875%, 05/15/2029 (A)	174	179
Nexstar Media
5.625%, 07/15/2027 (A)	5,063	5,357
4.750%, 11/01/2028 (A)	644	668
Outfront Media Capital
5.000%, 08/15/2027 (A)	465	477
4.250%, 01/15/2029 (A)	1,980	1,963
Sable International Finance
5.750%, 09/07/2027 (A)	946	993
Salem Media Group
6.750%, 06/01/2024 (A)	3,295	3,291
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)	680	698
Scripps II (Escrow Security)
5.375%, 01/15/2031 (A)	81	80
3.875%, 01/15/2029 (A)	1,544	1,549
Sinclair Television Group
5.125%, 02/15/2027 (A)	1,337	1,327
4.125%, 12/01/2030 (A)	3,760	3,675
Sirius XM Radio
5.500%, 07/01/2029 (A)	994	1,075
5.000%, 08/01/2027 (A)	1,451	1,516
4.125%, 07/01/2030 (A)	1,323	1,329
4.000%, 07/15/2028 (A)	717	729
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr + 4.226% (C)	605	604

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.125%, 09/19/2027	$527	$534
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	1,690	1,765
Sprint
7.625%, 03/01/2026	1,490	1,805
TEGNA
4.625%, 03/15/2028	2,259	2,310
Telecom Italia Capital
6.000%, 09/30/2034	285	320
Telesat Canada
6.500%, 10/15/2027 (A)	4,823	4,180
5.625%, 12/06/2026 (A)	414	397
4.875%, 06/01/2027 (A)	1,120	1,030
T-Mobile USA
4.750%, 02/01/2028	964	1,024
3.500%, 04/15/2031	930	981
3.375%, 04/15/2029	905	944
Trilogy International South Pacific
8.875%, 05/15/2023 (A)	1,016	990
Trilogy Private Notes
10.000%, 05/15/2023 (D)(E)(F)	33	33
United States Cellular
6.700%, 12/15/2033	1,289	1,598
Urban One
7.375%, 02/01/2028 (A)	5,230	5,607
Windstream Escrow
7.750%, 08/15/2028 (A)	1,355	1,415
WMG Acquisition
3.000%, 02/15/2031 (A)	275	268

		135,052

Consumer Discretionary — 13.8%
1011778 BC ULC / New Red Finance Inc
4.375%, 01/15/2028 (A)	1,183	1,201
4.000%, 10/15/2030 (A)	2,194	2,172
3.875%, 01/15/2028 (A)	128	129
3.500%, 02/15/2029 (A)	93	92
Academy
6.000%, 11/15/2027 (A)	1,028	1,110
Adient Global Holdings
4.875%, 08/15/2026 (A)	525	538
Adient US
9.000%, 04/15/2025 (A)	144	156
Adtalem Global Education
5.500%, 03/01/2028 (A)	1,710	1,726
Altice Financing
5.750%, 08/15/2029 (A)	819	793
5.000%, 01/15/2028 (A)	4,050	3,905
American Axle & Manufacturing
6.875%, 07/01/2028	223	238
6.500%, 04/01/2027	310	323
6.250%, 03/15/2026	600	617

164	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.000%, 10/01/2029	$212	$206
American Greetings
8.750%, 04/15/2025 (A)	3,210	3,342
Aramark Services
5.000%, 02/01/2028 (A)	277	285
Asbury Automotive Group
4.500%, 03/01/2028	1,916	1,966
Ashton Woods USA
6.625%, 01/15/2028 (A)	3,069	3,261
4.625%, 08/01/2029 (A)	715	722
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	2,767	3,082
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(E)(F)	2,750	–
Bath & Body Works
9.375%, 07/01/2025 (A)	19	24
7.500%, 06/15/2029	271	309
6.875%, 11/01/2035	37	46
6.750%, 07/01/2036	1,040	1,289
6.694%, 01/15/2027	81	93
6.625%, 10/01/2030 (A)	1,099	1,247
BCPE Ulysses Intermediate
7.750%cash/0% PIK, 04/01/2027 (A)	1,091	1,083
Boyne USA
4.750%, 05/15/2029 (A)	168	173
BrookBeld Residential Properties
4.875%, 02/15/2030 (A)	712	726
Cablevision Systems
5.875%, 09/15/2022	92	95
Caesars Entertainment
8.125%, 07/01/2027 (A)	65	73
6.250%, 07/01/2025 (A)	2,119	2,231
4.625%, 10/15/2029 (A)	161	163
Caesars Resort Collection
5.250%, 10/15/2025 (A)	484	491
Carnival
11.500%, 04/01/2023 (A)	26	29
10.500%, 02/01/2026 (A)	836	970
9.875%, 08/01/2027 (A)	180	208
5.750%, 03/01/2027 (A)	4,839	5,002
4.000%, 08/01/2028 (A)	995	1,005
Carrols Restaurant Group
5.875%, 07/01/2029 (A)	1,145	1,078
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	289	306
Cedar Fair
5.500%, 05/01/2025 (A)	180	187
5.375%, 06/01/2024	1,207	1,219
5.375%, 04/15/2027	12	12
5.250%, 07/15/2029	65	67
Cengage Learning
9.500%, 06/15/2024 (A)	2,710	2,773

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Century Communities
6.750%, 06/01/2027	$444	$474
3.875%, 08/15/2029 (A)	1,015	1,025
Clarios Global
6.750%, 05/15/2025 (A)	576	608
Constellation
8.500%, 09/15/2025 (A)	250	243
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	320	352
5.625%, 11/15/2026 (A)	885	722
CSC Holdings
7.500%, 04/01/2028 (A)	1,220	1,319
6.500%, 02/01/2029 (A)	1,710	1,852
5.750%, 01/15/2030 (A)	2,710	2,755
4.625%, 12/01/2030 (A)	2,093	1,984
4.500%, 11/15/2031 (A)	904	893
4.125%, 12/01/2030 (A)	340	334
3.375%, 02/15/2031 (A)	677	630
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	2,332	2,414
Dana
5.625%, 06/15/2028	1,196	1,288
5.375%, 11/15/2027	539	568
4.250%, 09/01/2030	391	402
Diamond Sports Group
6.625%, 08/15/2027 (A)	3,148	1,377
5.375%, 08/15/2026 (A)	6,881	4,541
DIRECTV Holdings
5.875%, 08/15/2027 (A)	2,115	2,208
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (A)	1,450	1,450
eG Global Finance
8.500%, 10/30/2025 (A)	520	542
6.750%, 02/07/2025 (A)	2,375	2,428
Fontainebleau Las Vegas Holdings
11.000%, 06/15/2015 (A)(B)(E)	3,108	8
Ford Motor
9.625%, 04/22/2030	157	222
9.000%, 04/22/2025	661	795
8.500%, 04/21/2023	2,256	2,481
4.750%, 01/15/2043	3,152	3,304
Ford Motor Credit
5.584%, 03/18/2024	65	70
5.125%, 06/16/2025	130	141
5.113%, 05/03/2029	1,650	1,844
4.687%, 06/09/2025	655	701
4.542%, 08/01/2026	730	787
4.271%, 01/09/2027	310	330
4.134%, 08/04/2025	250	264
4.125%, 08/17/2027	1,013	1,074
4.063%, 11/01/2024	984	1,035
4.000%, 11/13/2030	1,497	1,557

SEI Institutional Managed Trust / Annual Report / September 30, 2021	165

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.815%, 11/02/2027	$1,270	$1,318
3.813%, 10/12/2021	1,125	1,126
3.810%, 01/09/2024	123	127
3.625%, 06/17/2031	3,155	3,175
3.370%, 11/17/2023	325	333
3.096%, 05/04/2023	271	275
2.700%, 08/10/2026	200	200
0.999%, VAR ICE LIBOR USD 3 Month + 0.880%, 10/12/2021	575	575
Ford Motor Credit MTN
4.389%, 01/08/2026	415	443
Gap
3.875%, 10/01/2031 (A)	63	63
3.625%, 10/01/2029 (A)	78	78
GCI
4.750%, 10/15/2028 (A)	314	330
Getty Images
9.750%, 03/01/2027 (A)	1,325	1,411
Goodyear Tire & Rubber
5.250%, 04/30/2031	285	306
5.250%, 07/15/2031 (A)	81	86
5.000%, 07/15/2029 (A)	127	135
GPS Hospitality Holding
7.000%, 08/15/2028 (A)	870	863
Hanesbrands
4.625%, 05/15/2024 (A)	2,293	2,417
Hertz (Escrow Security)
7.125%, 08/01/2026	465	28
6.000%, 01/15/2028	450	27
5.500%, 10/15/2024	559	11
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	246	265
5.375%, 05/01/2025 (A)	74	77
3.750%, 05/01/2029 (A)	97	98
Hilton Worldwide Finance
4.875%, 04/01/2027	110	114
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (A)	2,050	2,180
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2023	2,182	2,105
International Game Technology
6.250%, 01/15/2027 (A)	1,858	2,100
4.125%, 04/15/2026 (A)	200	208
IRB Holding
7.000%, 06/15/2025 (A)	125	133
6.750%, 02/15/2026 (A)	1,773	1,822
Jaguar Land Rover Automotive
5.500%, 07/15/2029 (A)	2,150	2,096
KB Home
4.000%, 06/15/2031	508	521
Ken Garff Automotive
4.875%, 09/15/2028 (A)	278	286

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
LBM Acquisition
6.250%, 01/15/2029 (A)	$1,856	$1,855
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	1,945	1,995
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	1,999	2,119
Liberty Interactive
8.250%, 02/01/2030	3,457	3,846
Lions Gate Capital Holdings
5.500%, 04/15/2029 (A)	1,018	1,052
Lithia Motors
4.375%, 01/15/2031 (A)	1,356	1,448
3.875%, 06/01/2029 (A)	838	870
Macy’s Retail Holdings
5.125%, 01/15/2042	2,068	1,971
MajorDrive Holdings IV
6.375%, 06/01/2029 (A)	3,386	3,272
Marriott Ownership Resorts
6.125%, 09/15/2025 (A)	234	247
4.500%, 06/15/2029 (A)	41	42
Match Group Holdings II
3.625%, 10/01/2031 (A)	769	760
Mattamy Group
4.625%, 03/01/2030 (A)	1,388	1,418
Mattel
5.875%, 12/15/2027 (A)	190	206
3.750%, 04/01/2029 (A)	98	102
3.375%, 04/01/2026 (A)	78	80
Mav Acquisition
5.750%, 08/01/2028 (A)	2,605	2,559
Meritage Homes
3.875%, 04/15/2029 (A)	1,246	1,308
MGM Resorts International
6.750%, 05/01/2025	850	896
6.000%, 03/15/2023	1,285	1,359
5.750%, 06/15/2025	367	400
Michaels
7.875%, 05/01/2029 (A)	2,210	2,297
5.250%, 05/01/2028 (A)	1,335	1,377
Midcontinent Communications
5.375%, 08/15/2027 (A)	552	574
Midwest Gaming Borrower
4.875%, 05/01/2029 (A)	1,227	1,250
Millennium Escrow
6.625%, 08/01/2026 (A)	1,420	1,463
National CineMedia
5.875%, 04/15/2028 (A)	150	137
5.750%, 08/15/2026	763	610
NCL
12.250%, 05/15/2024 (A)	1,005	1,186
Neiman Marcus Group (Escrow Security)
0.000%, 10/15/2021 (D)(E)(F)	1,582	527

166	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NESCO Holdings II
5.500%, 04/15/2029 (A)	$271	$281
Newell Brands
5.875%, 04/01/2036	873	1,084
4.700%, 04/01/2026	240	265
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	848	902
6.250%, 05/15/2026 (A)	1,300	1,366
Peninsula Pacific Entertainment
8.500%, 11/15/2027 (A)	4,897	5,258
PetSmart
7.750%, 02/15/2029 (A)	673	734
4.750%, 02/15/2028 (A)	611	628
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	575	622
PM General Purchaser
9.500%, 10/01/2028 (A)	383	404
QVC
4.375%, 09/01/2028	278	287
Radiate Holdco
6.500%, 09/15/2028 (A)	550	561
4.500%, 09/15/2026 (A)	550	568
Remington Outdoor Company
0.000%, 12/31/2049 (E)	1,245	–
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)	272	310
10.875%, 06/01/2023 (A)	458	513
9.125%, 06/15/2023 (A)	581	631
5.500%, 08/31/2026 (A)	793	815
5.500%, 04/01/2028 (A)	1,305	1,335
Service International
7.500%, 04/01/2027	640	781
4.000%, 05/15/2031	75	78
Shea Homes
4.750%, 02/15/2028 (A)	711	731
4.750%, 04/01/2029 (A)	825	848
Six Flags Entertainment
5.500%, 04/15/2027 (A)	80	83
4.875%, 07/31/2024 (A)	2,476	2,499
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	668	711
Sotheby’s
5.875%, 06/01/2029 (A)	460	473
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	1,800	1,890
Speedway Motorsports
4.875%, 11/01/2027 (A)	846	863
SRS Distribution
6.125%, 07/01/2029 (A)	1,461	1,505
4.625%, 07/01/2028 (A)	847	864
Staples
10.750%, 04/15/2027 (A)	3,555	3,462

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.500%, 04/15/2026 (A)	$1,753	$1,778
Station Casinos
5.000%, 10/01/2025 (A)	90	91
4.500%, 02/15/2028 (A)	510	518
StoneMor
8.500%, 05/15/2029 (A)	1,410	1,449
Studio City Finance
5.000%, 01/15/2029 (A)	2,405	2,218
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,000	3,000
Superior Plus
4.500%, 03/15/2029 (A)	202	209
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	2,400	2,521
Tempur Sealy International
4.000%, 04/15/2029 (A)	385	397
3.875%, 10/15/2031 (A)	121	121
Tenneco
7.875%, 01/15/2029 (A)	138	154
5.375%, 12/15/2024	110	110
5.125%, 04/15/2029 (A)	2,319	2,371
5.000%, 07/15/2026	3,160	3,112
Terrier Media Buyer
8.875%, 12/15/2027 (A)	3,964	4,191
Univision Communications
6.625%, 06/01/2027 (A)	784	852
4.500%, 05/01/2029 (A)	383	389
Vail Resorts
6.250%, 05/15/2025 (A)	437	462
Virgin Media Finance
5.000%, 07/15/2030 (A)	493	506
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,191	1,255
4.500%, 08/15/2030 (A)	480	488
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	1,934	1,998
Vista Outdoor
4.500%, 03/15/2029 (A)	1,080	1,095
Wheel Pros
6.500%, 05/15/2029 (A)	2,150	2,080
White Capital Buyer
6.875%, 10/15/2028 (A)	105	111
White Capital Parent
8.250%cash/0% PIK, 03/15/2026 (A)	2,090	2,158
Wynn Las Vegas
5.500%, 03/01/2025 (A)	1,135	1,158
5.250%, 05/15/2027 (A)	190	192
Wynn Resorts Finance
7.750%, 04/15/2025 (A)	1,550	1,635
5.125%, 10/01/2029 (A)	379	382
Yum! Brands
7.750%, 04/01/2025 (A)	110	118

SEI Institutional Managed Trust / Annual Report / September 30, 2021	167

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.875%, 11/15/2037	$1,065	$1,369
5.350%, 11/01/2043	130	143
4.625%, 01/31/2032	217	232
3.625%, 03/15/2031	239	240

		224,798

Consumer Staples — 3.0%
Albertsons
5.875%, 02/15/2028 (A)	125	133
5.750%, 03/15/2025	61	62
4.875%, 02/15/2030 (A)	185	199
4.625%, 01/15/2027 (A)	2,072	2,174
3.500%, 02/15/2023 (A)	130	133
3.500%, 03/15/2029 (A)	408	407
3.250%, 03/15/2026 (A)	221	224
Central Garden & Pet
5.125%, 02/01/2028	265	280
4.125%, 10/15/2030	187	191
Chobani
7.500%, 04/15/2025 (A)	780	812
4.625%, 11/15/2028 (A)	1,807	1,866
Coty
6.500%, 04/15/2026 (A)	4,320	4,427
5.000%, 04/15/2026 (A)	168	172
Edgewell Personal Care
5.500%, 06/01/2028 (A)	305	322
4.125%, 04/01/2029 (A)	117	117
Energizer Holdings
4.750%, 06/15/2028 (A)	469	477
4.375%, 03/31/2029 (A)	1,138	1,129
High Ridge Brands Co. (Escrow Security)
9.772%, 03/15/2025	760	–
JBS USA LUX
5.500%, 01/15/2030 (A)	1,215	1,351
Kraft Heinz Foods
5.000%, 06/04/2042	3,404	4,174
Kronos Acquisition Holdings
7.000%, 12/31/2027 (A)	1,803	1,728
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	360	369
4.875%, 05/15/2028 (A)	135	148
LSF9 Atlantis Holdings
7.750%, 02/15/2026 (A)	2,115	2,193
New Albertsons
8.700%, 05/01/2030	955	1,194
8.000%, 05/01/2031	795	970
Performance Food Group
6.875%, 05/01/2025 (A)	50	53
5.500%, 10/15/2027 (A)	355	372
4.250%, 08/01/2029 (A)	260	261
Post Holdings
5.750%, 03/01/2027 (A)	365	379

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.625%, 01/15/2028 (A)	$565	$594
5.500%, 12/15/2029 (A)	621	658
4.625%, 04/15/2030 (A)	153	154
Rite Aid
8.000%, 11/15/2026 (A)	1,383	1,393
7.700%, 02/15/2027	925	846
7.500%, 07/01/2025 (A)	4,065	4,064
Sigma Holdco BV
7.875%, 05/15/2026 (A)	4,392	4,337
Simmons Foods
4.625%, 03/01/2029 (A)	1,941	1,956
Spectrum Brands
5.750%, 07/15/2025	54	55
5.500%, 07/15/2030 (A)	267	296
5.000%, 10/01/2029 (A)	100	108
3.875%, 03/15/2031 (A)	93	94
Triton Water Holdings
6.250%, 04/01/2029 (A)	2,579	2,621
Turning Point Brands
5.625%, 02/15/2026 (A)	1,140	1,188
Vector Group
10.500%, 11/01/2026 (A)	2,890	3,042
5.750%, 02/01/2029 (A)	970	970

		48,693

Energy — 10.9%
Aethon United BR
8.250%, 02/15/2026 (A)	990	1,069
Antero Midstream Partners
7.875%, 05/15/2026 (A)	628	687
5.750%, 03/01/2027 (A)	1,622	1,676
5.750%, 01/15/2028 (A)	415	430
5.375%, 06/15/2029 (A)	201	207
Antero Resources
8.375%, 07/15/2026 (A)	1,064	1,205
7.625%, 02/01/2029 (A)	2,495	2,789
5.375%, 03/01/2030 (A)	89	94
Apache
5.100%, 09/01/2040	2,332	2,612
4.875%, 11/15/2027	608	663
4.625%, 11/15/2025	46	49
4.375%, 10/15/2028	278	301
Archrock Partners
6.250%, 04/01/2028 (A)	1,928	1,994
Ascent Resources Utica Holdings
9.000%, 11/01/2027 (A)	678	929
8.250%, 12/31/2028 (A)	2,416	2,633
7.000%, 11/01/2026 (A)	1,266	1,309
5.875%, 06/30/2029 (A)	1,535	1,568
Baytex Energy
8.750%, 04/01/2027 (A)	325	336

168	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Blue Racer Midstream
7.625%, 12/15/2025 (A)	$1,368	$1,479
Buckeye Partners
4.500%, 03/01/2028 (A)	400	406
4.125%, 03/01/2025 (A)	230	238
4.125%, 12/01/2027	135	138
California Resources
7.125%, 02/01/2026 (A)	284	300
Cheniere Energy
4.625%, 10/15/2028	1,045	1,101
Cheniere Energy Partners
4.500%, 10/01/2029	5,220	5,550
4.000%, 03/01/2031 (A)	389	407
3.250%, 01/31/2032 (A)	567	569
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (E)	3,650	–
Chesapeake Energy
5.875%, 02/01/2029 (A)	82	88
5.500%, 02/01/2026 (A)	82	86
Citgo Holding
9.250%, 08/01/2024 (A)	4,857	4,893
CITGO Petroleum
6.375%, 06/15/2026 (A)	159	162
CNX Midstream Partners
4.750%, 04/15/2030 (A)	519	527
CNX Resources
7.250%, 03/14/2027 (A)	2,175	2,316
6.000%, 01/15/2029 (A)	1,131	1,196
Colgate Energy Partners III
5.875%, 07/01/2029 (A)	57	57
Comstock Resources
7.500%, 05/15/2025 (A)	190	198
6.750%, 03/01/2029 (A)	2,344	2,532
5.875%, 01/15/2030 (A)	140	146
Continental Resources
5.750%, 01/15/2031 (A)	1,555	1,880
CQP Holdco
5.500%, 06/15/2031 (A)	1,906	2,027
Crestwood Midstream Partners
5.750%, 04/01/2025	1,210	1,236
CrownRock
5.625%, 10/15/2025 (A)	1,520	1,556
DCP Midstream Operating
8.125%, 08/16/2030	1,125	1,519
5.625%, 07/15/2027	638	726
5.125%, 05/15/2029	538	605
Delek Logistics Partners
6.750%, 05/15/2025	811	831
Devon Energy
7.950%, 04/15/2032	834	1,182
DT Midstream
4.375%, 06/15/2031 (A)	1,352	1,393

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 06/15/2029 (A)	$3,596	$3,647
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (A)	394	403
Endeavor Energy Resources
6.625%, 07/15/2025 (A)	248	261
Energy Transfer
5.500%, 06/01/2027	1,564	1,719
EnLink Midstream
5.625%, 01/15/2028 (A)	195	208
5.375%, 06/01/2029	3,421	3,619
EnLink Midstream Partners
4.850%, 07/15/2026	190	199
Enviva Partners
6.500%, 01/15/2026 (A)	1,833	1,896
EQM Midstream Partners
6.500%, 07/01/2027 (A)	712	801
6.500%, 07/15/2048	1,512	1,720
6.000%, 07/01/2025 (A)	747	819
4.750%, 01/15/2031 (A)	204	212
4.500%, 01/15/2029 (A)	424	440
EQT
7.500%, 02/01/2030	540	695
6.625%, 02/01/2025	1,460	1,671
5.000%, 01/15/2029	92	104
3.900%, 10/01/2027	10	11
3.625%, 05/15/2031 (A)	883	920
3.125%, 05/15/2026 (A)	110	113
Exterran Energy Solutions
8.125%, 05/01/2025	2,054	1,946
Genesis Energy
8.000%, 01/15/2027	977	989
7.750%, 02/01/2028	1,168	1,167
6.500%, 10/01/2025	288	287
Great Western Petroleum
12.000%, 09/01/2025 (A)	1,158	1,176
Gulfport Energy Operating
8.000%, 05/17/2026 (A)	2,293	2,504
Gulfport Energy Operating (Escrow Security)
6.375%, 05/15/2025 (E)	183	10
6.375%, 01/15/2026	585	32
6.000%, 10/15/2024	215	12
Harvest Midstream I
7.500%, 09/01/2028 (A)	1,990	2,120
Hess Midstream Operations
5.625%, 02/15/2026 (A)	325	337
4.250%, 02/15/2030 (A)	182	184
ITT Holdings
6.500%, 08/01/2029 (A)	1,911	1,928
Laredo Petroleum
10.125%, 01/15/2028	929	1,005
9.500%, 01/15/2025	2,457	2,546
7.750%, 07/31/2029 (A)	783	785

SEI Institutional Managed Trust / Annual Report / September 30, 2021	169

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Oil
6.600%, 10/01/2037	$1,527	$2,020
MEG Energy
7.125%, 02/01/2027 (A)	335	352
6.500%, 01/15/2025 (A)	410	422
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	1,820	1,811
7.500%, 01/15/2026 (A)	2,022	1,874
Motiva Enterprises
6.850%, 01/15/2040 (A)	967	1,224
Nabors Industries
7.250%, 01/15/2026 (A)	93	90
5.750%, 02/01/2025	285	263
New Fortress Energy
6.750%, 09/15/2025 (A)	618	595
6.500%, 09/30/2026 (A)	1,648	1,576
NGL Energy Operating
7.500%, 02/01/2026 (A)	3,477	3,542
NGL Energy Partners
7.500%, 11/01/2023	2,469	2,399
7.500%, 04/15/2026	455	407
6.125%, 03/01/2025	3,113	2,748
Northern Oil and Gas
8.125%, 03/01/2028 (A)	1,991	2,127
NuStar Logistics
6.375%, 10/01/2030	685	754
6.000%, 06/01/2026	255	275
5.750%, 10/01/2025	129	139
5.625%, 04/28/2027	50	53
Oasis Midstream Partners
8.000%, 04/01/2029 (A)	248	258
Oasis Petroleum
6.375%, 06/01/2026 (A)	104	109
Occidental Petroleum
8.875%, 07/15/2030	2,063	2,802
8.500%, 07/15/2027	1,188	1,488
8.000%, 07/15/2025	696	831
6.625%, 09/01/2030	968	1,193
6.450%, 09/15/2036	430	541
6.375%, 09/01/2028	1,771	2,072
6.125%, 01/01/2031	3,012	3,616
5.875%, 09/01/2025	165	185
5.550%, 03/15/2026	260	289
5.500%, 12/01/2025	2,079	2,302
4.625%, 06/15/2045	1,165	1,191
4.500%, 07/15/2044	95	95
3.400%, 04/15/2026	753	772
3.200%, 08/15/2026	2,827	2,886
PBF Holding
9.250%, 05/15/2025 (A)	1,415	1,341
7.250%, 06/15/2025	965	649
6.000%, 02/15/2028	150	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PDC Energy
5.750%, 05/15/2026	$840	$875
Peabody Energy
6.375%, 03/31/2025 (A)	769	665
Precision Drilling
7.125%, 01/15/2026 (A)	240	247
6.875%, 01/15/2029 (A)	31	32
Range Resources
8.250%, 01/15/2029 (A)	107	120
4.875%, 05/15/2025	430	454
Rockcliff Energy II
5.500%, 10/15/2029 (A)	460	467
Seventy Seven Operating (Escrow Security)
6.625%, 11/15/2019 (E)	1,869	–
Shelf Drilling Holdings
8.875%, 11/15/2024 (A)	335	343
8.250%, 02/15/2025 (A)	1,685	1,323
SM Energy
6.625%, 01/15/2027	1,118	1,146
6.500%, 07/15/2028	63	65
5.625%, 06/01/2025	1,395	1,403
Southwestern Energy
7.750%, 10/01/2027	774	836
5.375%, 03/15/2030	284	306
Strathcona Resources
6.875%, 08/01/2026 (A)	1,435	1,422
Summit Midstream Holdings
5.750%, 04/15/2025	1,620	1,474
5.500%, 08/15/2022	762	757
Sunoco
5.875%, 03/15/2028	1,585	1,672
4.500%, 05/15/2029	243	246
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	381	412
6.000%, 03/01/2027 (A)	2,065	2,161
6.000%, 12/31/2030 (A)	3,459	3,544
6.000%, 09/01/2031 (A)	807	811
5.500%, 01/15/2028 (A)	70	72
Targa Resources Partners
6.875%, 01/15/2029	192	215
6.500%, 07/15/2027	333	359
5.875%, 04/15/2026	525	548
5.375%, 02/01/2027	35	36
5.000%, 01/15/2028	1,056	1,109
4.875%, 02/01/2031	250	270
4.000%, 01/15/2032 (A)	167	173
TerraForm Power Operating
4.750%, 01/15/2030 (A)	375	392
4.250%, 01/31/2023 (A)	1,164	1,196
Transocean
11.500%, 01/30/2027 (A)	1,155	1,190
8.000%, 02/01/2027 (A)	1,670	1,314

170	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.500%, 04/15/2031	$990	$653
Transocean Guardian
5.875%, 01/15/2024 (A)	1,251	1,245
Transocean Pontus
6.125%, 08/01/2025 (A)	1,472	1,472
Transocean Proteus
6.250%, 12/01/2024 (A)	1,070	1,070
USA Compression Partners
6.875%, 04/01/2026	700	729
6.875%, 09/01/2027	2,105	2,228
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)	255	266
3.875%, 08/15/2029 (A)	255	263
Vine Energy Holdings
6.750%, 04/15/2029 (A)	340	367
Weatherford International
6.500%, 09/15/2028 (A)	1,720	1,772
Western Midstream Operating
6.500%, 02/01/2050	1,700	2,001
4.650%, 07/01/2026	140	151
4.500%, 03/01/2028	40	43

		177,683

Financials — 6.2%
Acrisure
7.000%, 11/15/2025 (A)	1,543	1,571
4.250%, 02/15/2029 (A)	1,759	1,739
AG Issuer
6.250%, 03/01/2028 (A)	856	898
AssuredPartners
7.000%, 08/15/2025 (A)	1,625	1,651
5.625%, 01/15/2029 (A)	1,029	1,035
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month + 2.931%(C)	855	976
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.842% (C)	1,630	1,777
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.867% (C)	590	653
Brookfield Property REIT
4.500%, 04/01/2027 (A)	3,305	3,272
Citigroup
5.000%, VAR United States Secured Overnight Financing Rate + 3.813% (C)	2,339	2,443
Coinbase Global
3.625%, 10/01/2031 (A)	2,418	2,299
3.375%, 10/01/2028 (A)	1,410	1,355
Finance of America Funding
7.875%, 11/15/2025 (A)	3,584	3,486

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Freedom Mortgage
8.250%, 04/15/2025 (A)	$2,617	$2,669
8.125%, 11/15/2024 (A)	1,555	1,576
7.625%, 05/01/2026 (A)	1,235	1,258
6.625%, 01/15/2027 (A)	1,090	1,060
Genworth Holdings
4.800%, 02/15/2024	1,025	1,046
HAT Holdings I
6.000%, 04/15/2025 (A)	1,489	1,556
3.750%, 09/15/2030 (A)	1,603	1,619
Home Point Capital
5.000%, 02/01/2026 (A)	1,430	1,296
HSBC Holdings
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.649% (C)	783	783
Hunt
5.250%, 04/15/2029 (A)	1,555	1,524
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	945	1,060
JPMorgan Chase
5.000%, VAR United States Secured Overnight Financing Rate + 3.380% (C)	856	893
4.000%, VAR United States Secured Overnight Financing Rate + 2.745% (C)	1,691	1,698
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/2025 (A)	944	956
4.750%, 06/15/2029 (A)	1,750	1,738
4.250%, 02/01/2027 (A)	984	974
LD Holdings Group
6.500%, 11/01/2025 (A)	1,548	1,544
6.125%, 04/01/2028 (A)	1,969	1,856
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.760% (C)	1,965	2,198
LPL Holdings
4.625%, 11/15/2027 (A)	2,231	2,315
4.375%, 05/15/2031 (A)	325	339
Merger Sub II
10.750%, 08/01/2027 (A)	1,741	1,924
MGIC Investment
5.250%, 08/15/2028	340	363
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	2,546	2,660
5.625%, 01/15/2030 (A)	1,666	1,649
Morgan Stanley
5.300%, VAR ICE LIBOR USD 3 Month + 3.160% (C)	535	568
MPH Acquisition Holdings
5.750%, 11/01/2028 (A)	1,592	1,500

SEI Institutional Managed Trust / Annual Report / September 30, 2021	171

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	$1,464	$1,533
5.500%, 08/15/2028 (A)	3,135	3,229
5.125%, 12/15/2030 (A)	443	444
New Residential Investment
6.250%, 10/15/2025 (A)	3,329	3,355
NFP
6.875%, 08/15/2028 (A)	864	882
4.875%, 08/15/2028 (A)	973	990
OneMain Finance
7.125%, 03/15/2026	2,105	2,439
6.625%, 01/15/2028	342	393
5.375%, 11/15/2029	1,172	1,270
4.000%, 09/15/2030	2,317	2,305
3.875%, 09/15/2028	253	251
3.500%, 01/15/2027	78	78
PennyMac Financial Services
5.750%, 09/15/2031 (A)	806	805
4.250%, 02/15/2029 (A)	975	928
Rocket Mortgage
5.250%, 01/15/2028 (A)	882	950
4.000%, 10/15/2033 (A)	60	60
3.875%, 03/01/2031 (A)	642	648
3.625%, 03/01/2029 (A)	86	87
2.875%, 10/15/2026 (A)	180	176
Sabre GLBL Inc.
9.250%, 04/15/2025 (A)	168	194
Saracen Development
14.000%cash/0% PIK, 10/15/2025 (A)(E)	2,331	2,569
Sitka Holdings
5.250%, VAR ICE LIBOR USD 3 Month + 4.500%, 07/06/2026 (A)	2,862	2,904
Starwood Property Trust
5.500%, 11/01/2023 (A)	1,240	1,301
3.625%, 07/15/2026 (A)	150	151
StoneX Group
8.625%, 06/15/2025 (A)	778	836
VistaJet Malta Finance
10.500%, 06/01/2024 (A)	4,396	4,775
Voya Financial
4.700%, VAR ICE LIBOR USD 3 Month + 2.084%, 01/23/2048	778	817
WeWork
7.875%, 05/01/2025 (A)	4,159	4,227

		100,374

Health Care — 6.9%
180 Medical
3.875%, 10/15/2029 (A)	200	200
Acadia Healthcare
5.500%, 07/01/2028 (A)	763	802

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AHP Health Partners
5.750%, 07/15/2029 (A)	$156	$158
Air Methods
8.000%, 05/15/2025 (A)	6,560	6,265
Akumin
7.000%, 11/01/2025 (A)	1,600	1,552
Akumin Escrow
7.500%, 08/01/2028 (A)	1,875	1,814
Avantor Funding
4.625%, 07/15/2028 (A)	321	338
Bausch Health
9.000%, 12/15/2025 (A)	1,695	1,789
7.250%, 05/30/2029 (A)	195	200
7.000%, 01/15/2028 (A)	945	968
6.250%, 02/15/2029 (A)	3,958	3,917
6.125%, 04/15/2025 (A)	1,583	1,616
5.500%, 11/01/2025 (A)	780	792
5.250%, 01/30/2030 (A)	4,045	3,772
5.250%, 02/15/2031 (A)	1,370	1,260
5.000%, 01/30/2028 (A)	890	844
5.000%, 02/15/2029 (A)	706	657
4.875%, 06/01/2028 (A)	1,255	1,301
Bausch Health Americas
9.250%, 04/01/2026 (A)	385	411
8.500%, 01/31/2027 (A)	842	897
Centene
4.625%, 12/15/2029	917	999
4.250%, 12/15/2027	1,637	1,713
3.375%, 02/15/2030	320	331
2.500%, 03/01/2031	1,566	1,544
CHS
8.000%, 03/15/2026 (A)	85	90
6.875%, 04/01/2028 (A)	2,245	2,158
6.875%, 04/15/2029 (A)	1,419	1,422
6.125%, 04/01/2030 (A)	639	621
6.000%, 01/15/2029 (A)	250	265
5.625%, 03/15/2027 (A)	240	251
4.750%, 02/15/2031 (A)	1,110	1,117
DaVita
4.625%, 06/01/2030 (A)	25	26
3.750%, 02/15/2031 (A)	2,996	2,917
Emergent BioSolutions
3.875%, 08/15/2028 (A)	981	954
Encompass Health
5.750%, 09/15/2025	915	932
4.750%, 02/01/2030	1,521	1,600
4.500%, 02/01/2028	375	387
Endo DAC
9.500%, 07/31/2027 (A)	1,121	1,123
6.000%, 06/30/2028 (A)	1,257	899
Endo Luxembourg Finance I S.A.R.L.
6.125%, 04/01/2029 (A)	1,035	1,035

172	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Envision Healthcare
8.750%, 10/15/2026 (A)	$2,316	$1,881
Global Medical Response
6.500%, 10/01/2025 (A)	2,796	2,890
Grifols Escrow Issuer
4.750%, 10/15/2028 (A)	200	204
HCA
5.875%, 02/15/2026	4,455	5,107
5.875%, 02/01/2029	465	559
5.625%, 09/01/2028	130	155
5.375%, 02/01/2025	1,510	1,687
3.500%, 09/01/2030	1,480	1,568
HealthEquity
4.500%, 10/01/2029 (A)	62	63
Hill-Rom Holdings
4.375%, 09/15/2027 (A)	1,200	1,255
Hologic
3.250%, 02/15/2029 (A)	508	508
IQVIA
5.000%, 10/15/2026 (A)	805	825
Jaguar Holding II
5.000%, 06/15/2028 (A)	95	102
4.625%, 06/15/2025 (A)	96	100
Jazz Securities DAC
4.375%, 01/15/2029 (A)	1,012	1,049
Lannett
7.750%, 04/15/2026 (A)	1,610	1,481
Legacy LifePoint Health
6.750%, 04/15/2025 (A)	374	393
LifePoint Health
5.375%, 01/15/2029 (A)	1,391	1,353
4.375%, 02/15/2027 (A)	5,501	5,487
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)(B)	315	159
5.500%, 04/15/2025 (A)(B)	630	317
MEDNAX
6.250%, 01/15/2027 (A)	992	1,043
ModivCare Escrow Issuer
5.000%, 10/01/2029 (A)	760	788
Mozart Debt Merger Sub
5.250%, 10/01/2029 (A)	3,200	3,200
3.875%, 04/01/2029 (A)	3,258	3,258
Organon
5.125%, 04/30/2031 (A)	613	644
4.125%, 04/30/2028 (A)	1,206	1,230
Ortho-Clinical Diagnostics
7.250%, 02/01/2028 (A)	779	834
Owens & Minor
4.500%, 03/31/2029 (A)	312	315
Par Pharmaceutical
7.500%, 04/01/2027 (A)	2,816	2,869

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prestige Brands
5.125%, 01/15/2028 (A)	$315	$329
Radiology Partners
9.250%, 02/01/2028 (A)	974	1,047
RP Escrow Issuer
5.250%, 12/15/2025 (A)	791	814
Syneos Health
3.625%, 01/15/2029 (A)	1,836	1,831
Tenet Healthcare
7.500%, 04/01/2025 (A)	164	174
6.875%, 11/15/2031	595	683
6.250%, 02/01/2027 (A)	1,433	1,487
6.125%, 10/01/2028 (A)	3,215	3,377
5.125%, 11/01/2027 (A)	663	691
4.875%, 01/01/2026 (A)	1,729	1,789
4.625%, 07/15/2024	201	204
4.625%, 06/15/2028 (A)	2,470	2,559
4.250%, 06/01/2029 (A)	1,476	1,498
US Acute Care Solutions
6.375%, 03/01/2026 (A)	594	627
US Renal Care
10.625%, 07/15/2027 (A)	2,010	2,136
Varex Imaging
7.875%, 10/15/2027 (A)	1,201	1,351

		111,858

Industrials — 7.2%
ACCO Brands
4.250%, 03/15/2029 (A)	310	311
ADT Security
4.875%, 07/15/2032 (A)	1,508	1,521
4.125%, 08/01/2029 (A)	285	283
Allied Universal Holdco
6.625%, 07/15/2026 (A)	185	196
4.625%, 06/01/2028 (A)	400	399
Allison Transmission
5.875%, 06/01/2029 (A)	210	229
4.750%, 10/01/2027 (A)	2,432	2,529
3.750%, 01/30/2031 (A)	190	185
American Airlines
11.750%, 07/15/2025 (A)	1,184	1,465
5.750%, 04/20/2029 (A)	3,144	3,387
5.500%, 04/20/2026 (A)	2,213	2,326
American Airlines Group
3.750%, 03/01/2025 (A)	1,306	1,177
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	2,400	2,451
3.875%, 11/15/2029 (A)	313	312
APi Group DE
4.125%, 07/15/2029 (A)	159	156
Artera Services
9.033%, 12/04/2025 (A)	2,139	2,321

SEI Institutional Managed Trust / Annual Report / September 30, 2021	173

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ATS Automation Tooling Systems
4.125%, 12/15/2028 (A)	$270	$277
Avianca Holdings
9.000%, 03/31/2022 (A)	1,539	1,533
Avis Budget Car Rental
5.750%, 07/15/2027 (A)	180	188
5.375%, 03/01/2029 (A)	518	548
Boeing
5.805%, 05/01/2050	1,112	1,482
5.150%, 05/01/2030	225	264
Bombardier
7.875%, 04/15/2027 (A)	725	752
7.500%, 12/01/2024 (A)	1,499	1,559
7.500%, 03/15/2025 (A)	875	894
7.125%, 06/15/2026 (A)	951	999
Brand Industrial Services
8.500%, 07/15/2025 (A)	1,464	1,470
Builders FirstSource
5.000%, 03/01/2030 (A)	853	909
4.250%, 02/01/2032 (A)	203	208
BWX Technologies
4.125%, 06/30/2028 (A)	712	731
4.125%, 04/15/2029 (A)	1,706	1,747
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	2,148	2,221
CDW
4.250%, 04/01/2028	370	386
3.250%, 02/15/2029	171	175
Clark Equipment
5.875%, 06/01/2025 (A)	696	728
Clean Harbors
4.875%, 07/15/2027 (A)	1,267	1,315
CoreCivic
8.250%, 04/15/2026	267	272
CP Atlas Buyer
7.000%, 12/01/2028 (A)	2,696	2,703
Delta Air Lines
7.375%, 01/15/2026	283	333
7.000%, 05/01/2025 (A)	1,073	1,251
4.750%, 10/20/2028 (A)	1,627	1,814
Deluxe
8.000%, 06/01/2029 (A)	2,030	2,121
EnerSys
4.375%, 12/15/2027 (A)	559	588
EnPro Industries
5.750%, 10/15/2026	328	342
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (A)	495	561
6.500%, 10/01/2025 (A)	1,170	1,204
5.500%, 05/01/2028 (A)	980	987

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Garda World Security
9.500%, 11/01/2027 (A)	$310	$335
6.000%, 06/01/2029 (A)	242	237
GFL Environmental
5.125%, 12/15/2026 (A)	1,125	1,181
4.750%, 06/15/2029 (A)	177	182
4.375%, 08/15/2029 (A)	771	779
4.000%, 08/01/2028 (A)	204	202
3.750%, 08/01/2025 (A)	348	358
3.500%, 09/01/2028 (A)	1,415	1,424
Global Infrastructure Solutions
5.625%, 06/01/2029 (A)	207	212
GrafTech Finance
4.625%, 12/15/2028 (A)	1,985	2,037
Granite Holdings US Acquisition
11.000%, 10/01/2027 (A)	1,895	2,075
Griffon
5.750%, 03/01/2028	450	473
H&E Equipment Services
3.875%, 12/15/2028 (A)	1,592	1,586
Harsco
5.750%, 07/31/2027 (A)	465	482
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	683	715
Herc Holdings
5.500%, 07/15/2027 (A)	525	551
Howmet Aerospace
6.875%, 05/01/2025	5	6
5.900%, 02/01/2027	535	629
Icahn Enterprises
4.750%, 09/15/2024	660	686
4.375%, 02/01/2029	560	559
IEA Energy Services
6.625%, 08/15/2029 (A)	1,225	1,214
JELD-WEN
6.250%, 05/15/2025 (A)	235	248
4.875%, 12/15/2027 (A)	15	16
4.625%, 12/15/2025 (A)	355	361
Korn Ferry
4.625%, 12/15/2027 (A)	1,444	1,498
Madison IAQ
5.875%, 06/30/2029 (A)	265	267
4.125%, 06/30/2028 (A)	50	50
Masonite International
5.375%, 02/01/2028 (A)	298	314
MasTec
4.500%, 08/15/2028 (A)	343	358
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	1,306	1,420
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(E)	5,936	–

174	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Nielsen Finance
5.875%, 10/01/2030 (A)	$412	$434
5.625%, 10/01/2028 (A)	647	671
PGT Innovations
4.375%, 10/01/2029 (A)	557	561
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	640	662
5.750%, 04/15/2026 (A)	1,179	1,275
3.375%, 08/31/2027 (A)	665	638
RBS Global
4.875%, 12/15/2025 (A)	2,551	2,613
Roller Bearing of America
4.375%, 10/15/2029 (A)	54	55
Rolls-Royce
5.750%, 10/15/2027 (A)	1,955	2,160
Sensata Technologies
4.375%, 02/15/2030 (A)	1,779	1,914
4.000%, 04/15/2029 (A)	416	424
3.750%, 02/15/2031 (A)	1,764	1,776
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	1,133	1,136
Spirit AeroSystems
7.500%, 04/15/2025 (A)	268	284
4.600%, 06/15/2028	2,883	2,861
Standard Industries
5.000%, 02/15/2027 (A)	30	31
4.750%, 01/15/2028 (A)	725	752
3.375%, 01/15/2031 (A)	132	126
Stericycle
3.875%, 01/15/2029 (A)	229	230
Stevens Holding
6.125%, 10/01/2026 (A)	245	264
Team Health Holdings
6.375%, 02/01/2025 (A)	3,475	3,358
Terex
5.000%, 05/15/2029 (A)	120	124
Tervita
11.000%, 12/01/2025 (A)	1,230	1,392
TransDigm
8.000%, 12/15/2025 (A)	500	533
6.250%, 03/15/2026 (A)	3,537	3,687
5.500%, 11/15/2027	1,982	2,037
4.625%, 01/15/2029	488	487
Triumph Group
8.875%, 06/01/2024 (A)	290	319
7.750%, 08/15/2025	1,630	1,612
6.250%, 09/15/2024 (A)	250	250
Tutor Perini
6.875%, 05/01/2025 (A)	5,613	5,739
Uber Technologies
4.500%, 08/15/2029 (A)	244	246

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
United Airlines
4.625%, 04/15/2029 (A)	$1,117	$1,154
4.375%, 04/15/2026 (A)	2,488	2,553
United Rentals North America
5.500%, 05/15/2027	378	397
4.875%, 01/15/2028	875	925
Univar Solutions USA
5.125%, 12/01/2027 (A)	281	295
Wabash National
5.500%, 10/01/2025 (A)	340	345
4.500%, 10/15/2028 (A)	185	185
Welbilt
9.500%, 02/15/2024	190	195
WESCO Distribution
7.250%, 06/15/2028 (A)	356	394
7.125%, 06/15/2025 (A)	356	380
Western Global Airlines
10.375%, 08/15/2025 (A)	1,135	1,271
Wolverine Escrow
13.125%, 11/15/2027 (A)	100	66
9.000%, 11/15/2026 (A)	614	567

		117,643

Information Technology — 4.3%
ACI Worldwide
5.750%, 08/15/2026 (A)	394	412
Ahead DB Holdings
6.625%, 05/01/2028 (A)	1,501	1,512
Alliance Data Systems
4.750%, 12/15/2024 (A)	840	860
AMS
7.000%, 07/31/2025 (A)	1,617	1,734
Arches Buyer
6.125%, 12/01/2028 (A)	1,686	1,718
4.250%, 06/01/2028 (A)	213	216
Ascend Learning
6.875%, 08/01/2025 (A)	215	219
Ascend Learning LLC
6.875%, 08/01/2025 (A)	315	321
Austin BidCo
7.125%, 12/15/2028 (A)	955	962
Avaya
6.125%, 09/15/2028 (A)	3,532	3,714
Black Knight InfoServ
3.625%, 09/01/2028 (A)	236	237
Castle US Holding
9.500%, 02/15/2028 (A)	1,205	1,259
CDK Global
5.250%, 05/15/2029 (A)	190	205
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	184	184
3.875%, 07/01/2028 (A)	680	680

SEI Institutional Managed Trust / Annual Report / September 30, 2021	175

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CommScope
8.250%, 03/01/2027 (A)	$1,200	$1,256
7.125%, 07/01/2028 (A)	655	668
6.000%, 03/01/2026 (A)	600	623
4.750%, 09/01/2029 (A)	304	304
CommScope Technologies
6.000%, 06/15/2025 (A)	1,981	2,006
Consensus Cloud Solutions
6.500%, 10/15/2028 (A)	570	592
CPI CG
8.625%, 03/15/2026 (A)	800	868
Diebold Nixdorf
9.375%, 07/15/2025 (A)	694	760
Elastic
4.125%, 07/15/2029 (A)	1,499	1,507
Entegris
4.375%, 04/15/2028 (A)	725	759
3.625%, 05/01/2029 (A)	146	149
Flexential Intermediate
11.250%, 08/01/2024 (A)	860	929
Gartner
4.500%, 07/01/2028 (A)	70	74
3.750%, 10/01/2030 (A)	117	120
3.625%, 06/15/2029 (A)	59	59
Go Daddy Operating
5.250%, 12/01/2027 (A)	1,868	1,947
3.500%, 03/01/2029 (A)	1,837	1,821
Imola Merger
4.750%, 05/15/2029 (A)	691	715
ION Trading Technologies S.A.R.L.
5.750%, 05/15/2028 (A)	1,745	1,779
NCR
6.125%, 09/01/2029 (A)	450	488
5.750%, 09/01/2027 (A)	1,225	1,292
5.125%, 04/15/2029 (A)	843	869
5.000%, 10/01/2028 (A)	692	707
Northwest Fiber
4.750%, 04/30/2027 (A)	865	878
Nuance Communications
5.625%, 12/15/2026	1,757	1,819
ON Semiconductor
3.875%, 09/01/2028 (A)	471	486
Open Text Holdings
4.125%, 02/15/2030 (A)	1,885	1,937
Paysafe Finance
4.000%, 06/15/2029 (A)	2,336	2,237
Plantronics
4.750%, 03/01/2029 (A)	164	154
Presidio Holdings
4.875%, 02/01/2027 (A)	260	268
PTC
4.000%, 02/15/2028 (A)	1,438	1,476

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.625%, 02/15/2025 (A)	$549	$557
Science Applications International
4.875%, 04/01/2028 (A)	2,087	2,157
Seagate HDD Cayman
5.750%, 12/01/2034	1,648	1,928
3.375%, 07/15/2031 (A)	1,556	1,517
Sprint
7.875%, 09/15/2023	1,276	1,426
7.625%, 02/15/2025	4,366	5,104
Sprint Capital
8.750%, 03/15/2032	1,403	2,096
SS&C Technologies
5.500%, 09/30/2027 (A)	498	526
Switch
4.125%, 06/15/2029 (A)	88	90
3.750%, 09/15/2028 (A)	58	59
Synaptics
4.000%, 06/15/2029 (A)	1,224	1,252
Twilio
3.875%, 03/15/2031	385	394
3.625%, 03/15/2029	385	394
Veritas US
7.500%, 09/01/2025 (A)	3,280	3,411
Viasat
6.500%, 07/15/2028 (A)	2,455	2,586
5.625%, 09/15/2025 (A)	1,548	1,569
Xerox Holdings
5.500%, 08/15/2028 (A)	278	288
5.000%, 08/15/2025 (A)	278	292

		69,426

Materials — 7.7%
Alcoa Nederland Holding BV
5.500%, 12/15/2027 (A)	200	215
Allegheny Technologies
7.875%, 08/15/2023	1,439	1,619
5.875%, 12/01/2027	999	1,056
5.125%, 10/01/2031	80	81
4.875%, 10/01/2029	105	105
Arconic
6.125%, 02/15/2028 (A)	729	773
6.000%, 05/15/2025 (A)	283	297
ARD Finance
6.500%, 06/30/2027 (A)	1,750	1,859
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	1,280	1,337
5.250%, 08/15/2027 (A)	455	463
4.125%, 08/15/2026 (A)	993	1,031
Ashland
6.875%, 05/15/2043	851	1,111
Axalta Coating Systems
4.750%, 06/15/2027 (A)	394	411

176	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.375%, 02/15/2029 (A)	$205	$199
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	4,170	4,412
Big River Steel
6.625%, 01/31/2029 (A)	208	225
BWAY Holding
7.250%, 04/15/2025 (A)	4,308	4,282
Carpenter Technology
6.375%, 07/15/2028	184	198
CEMEX Materials
7.700%, 07/21/2025 (A)	920	1,045
CF Industries
4.950%, 06/01/2043	631	760
Chemours
5.750%, 11/15/2028 (A)	1,475	1,545
4.625%, 11/15/2029 (A)	1,854	1,810
Cleveland-Cliffs
4.875%, 03/01/2031 (A)	139	144
4.625%, 03/01/2029 (A)	193	197
Consolidated Energy Finance
5.625%, 10/15/2028 (A)	203	203
Constellium
5.875%, 02/15/2026 (A)	1,316	1,336
5.625%, 06/15/2028 (A)	495	520
3.750%, 04/15/2029 (A)	1,793	1,746
Cornerstone Chemical
6.750%, 08/15/2024 (A)	6,660	5,661
Crown Americas
4.750%, 02/01/2026	835	861
4.250%, 09/30/2026	1,827	1,958
CVR Partners
6.125%, 06/15/2028 (A)	2,344	2,458
Diamond BC BV
4.625%, 10/01/2029 (A)	285	289
Eldorado
6.250%, 09/01/2029 (A)	793	786
Element Solutions
3.875%, 09/01/2028 (A)	287	290
First Quantum Minerals
7.500%, 04/01/2025 (A)	1,350	1,385
6.875%, 03/01/2026 (A)	1,941	2,018
6.500%, 03/01/2024 (A)	1,189	1,204
Forterra Finance
6.500%, 07/15/2025 (A)	185	198
Freeport-McMoRan
5.450%, 03/15/2043	2,690	3,312
5.400%, 11/14/2034	851	1,022
4.625%, 08/01/2030	769	831
4.375%, 08/01/2028	696	728
4.125%, 03/01/2028	334	346
GCP Applied Technologies
5.500%, 04/15/2026 (A)	575	588

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Graham Packaging
7.125%, 08/15/2028 (A)	$185	$196
Greif
6.500%, 03/01/2027 (A)	345	361
Hecla Mining
7.250%, 02/15/2028	620	668
Hexion
7.875%, 07/15/2027 (A)	305	326
IAMGOLD
5.750%, 10/15/2028 (A)	1,860	1,837
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,340	1,343
Innophos Holdings
9.375%, 02/15/2028 (A)	1,790	1,929
Kraton Polymers
4.250%, 12/15/2025 (A)	1,938	2,025
LABL Escrow Issuer
10.500%, 07/15/2027 (A)	290	312
6.750%, 07/15/2026 (A)	390	409
LSB Industries
9.625%, 05/01/2023 (A)	5,050	5,257
6.250%, (A)	1,215	1,229
Mineral Resources
8.125%, 05/01/2027 (A)	2,205	2,395
Mountain Province Diamonds
8.000%, 12/15/2022 (A)(F)	2,470	2,198
New Enterprise Stone & Lime
6.250%, 03/15/2026 (A)	1,035	1,070
5.250%, 07/15/2028 (A)	385	389
New Gold
7.500%, 07/15/2027 (A)	615	633
6.375%, 05/15/2025 (A)	199	205
NMG Holding
7.125%, 04/01/2026 (A)(F)	5,068	5,378
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(E)(F)	2,115	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	590	620
5.000%, 05/01/2025 (A)	889	940
4.875%, 06/01/2024 (A)	300	313
4.250%, 05/15/2029 (A)	213	213
Novelis
4.750%, 01/30/2030 (A)	745	784
3.875%, 08/15/2031 (A)	84	83
3.250%, 11/15/2026 (A)	166	168
OCI
5.250%, 11/01/2024 (A)	1,805	1,857
4.625%, 10/15/2025 (A)	535	562
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	367	393
6.375%, 08/15/2025 (A)	600	665
5.875%, 08/15/2023 (A)	679	718

SEI Institutional Managed Trust / Annual Report / September 30, 2021	177

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pactiv Evergreen Group Issuer
4.375%, 10/15/2028 (A)	$1,215	$1,220
4.000%, 10/15/2027 (A)	2,260	2,237
Polar US Borrower
6.750%, 05/15/2026 (A)	2,966	2,985
Rain CII Carbon
7.250%, 04/01/2025 (A)	4,200	4,305
Reichhold Industries
9.000%cash/0% PIK, 05/08/2017 (A)(B)(E)	859	–
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	5,801	5,569
4.875%, 05/01/2028 (A)	1,347	1,354
Scotts Miracle-Gro
4.500%, 10/15/2029	84	88
4.375%, 02/01/2032 (A)	212	214
4.000%, 04/01/2031 (A)	165	165
Summit Materials
5.250%, 01/15/2029 (A)	219	230
Tacora Resources
8.250%, 05/15/2026 (A)	980	995
Taseko Mines
7.000%, 02/15/2026 (A)	2,259	2,290
Trident TPI Holdings
9.250%, 08/01/2024 (A)	1,410	1,482
TriMas
4.125%, 04/15/2029 (A)	239	244
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	460	467
5.125%, 04/01/2029 (A)	156	157
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	200	215
5.500%, 08/15/2026 (A)	599	627
Tronox
6.500%, 05/01/2025 (A)	507	532
4.625%, 03/15/2029 (A)	1,934	1,924
Unifrax Escrow Issuer
7.500%, 09/30/2029 (A)	846	867
5.250%, 09/30/2028 (A)	1,759	1,781
United States Steel
6.875%, 03/01/2029	808	862
Venator Finance Sarl
9.500%, 07/01/2025 (A)	871	964
5.750%, 07/15/2025 (A)	3,278	3,098
Warrior Met Coal
8.000%, 11/01/2024 (A)	1,350	1,370
WR Grace Holdings
5.625%, 08/15/2029 (A)	103	106
4.875%, 06/15/2027 (A)	190	195

		124,934

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Real Estate — 1.6%
Brookfield Property
5.750%, 05/15/2026 (A)	$3,803	$3,950
Diversified Healthcare Trust
9.750%, 06/15/2025	2,080	2,275
4.375%, 03/01/2031	645	624
EPR Properties
3.750%, 08/15/2029	522	538
Iron Mountain
5.250%, 03/15/2028 (A)	756	790
5.250%, 07/15/2030 (A)	765	812
5.000%, 07/15/2028 (A)	255	266
4.875%, 09/15/2027 (A)	1,667	1,731
4.875%, 09/15/2029 (A)	1,500	1,571
4.500%, 02/15/2031 (A)	268	272
Kennedy-Wilson
5.000%, 03/01/2031	94	96
4.750%, 03/01/2029	95	97
Lamar Media
4.000%, 02/15/2030	565	582
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027	204	234
5.625%, 05/01/2024	185	201
4.625%, 06/15/2025 (A)	261	281
4.500%, 09/01/2026	125	136
4.500%, 01/15/2028	95	104
3.875%, 02/15/2029 (A)	227	242
Realogy Group
5.750%, 01/15/2029 (A)	1,193	1,237
RHP Hotel Properties
4.750%, 10/15/2027	568	588
4.500%, 02/15/2029 (A)	164	164
SBA Communications
3.125%, 02/01/2029 (A)	1,320	1,275
Service Properties Trust
4.950%, 02/15/2027	2,845	2,838
3.950%, 01/15/2028	1,961	1,848
Uniti Group
7.875%, 02/15/2025 (A)	813	859
6.500%, 02/15/2029 (A)	163	168
VICI Properties
4.625%, 12/01/2029 (A)	448	482
4.250%, 12/01/2026 (A)	429	448
4.125%, 08/15/2030 (A)	711	754
3.750%, 02/15/2027 (A)	580	600

		26,063

Utilities — 1.6%
Calpine
5.000%, 02/01/2031 (A)	175	175
4.625%, 02/01/2029 (A)	140	138

178	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 02/15/2028 (A)	$2,881	$2,939
3.750%, 03/01/2031 (A)	1,224	1,178
FirstEnergy
4.400%, 07/15/2027	1,538	1,687
NRG Energy
6.625%, 01/15/2027	789	817
5.250%, 06/15/2029 (A)	335	356
3.875%, 02/15/2032 (A)	1,011	1,000
3.625%, 02/15/2031 (A)	2,489	2,445
3.375%, 02/15/2029 (A)	115	113
Pattern Energy Operations
4.500%, 08/15/2028 (A)	1,659	1,730
PG&E
5.250%, 07/01/2030	1,974	2,021
5.000%, 07/01/2028	284	289
Pike
5.500%, 09/01/2028 (A)	1,536	1,565
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	1,995	2,025
Solaris Midstream Holdings
7.625%, 04/01/2026 (A)	645	691
Suburban Propane Partners
5.000%, 06/01/2031 (A)	116	120
Talen Energy Supply
10.500%, 01/15/2026 (A)	1,100	605
7.625%, 06/01/2028 (A)	5	5
7.250%, 05/15/2027 (A)	385	363
6.625%, 01/15/2028 (A)	1,090	1,011
6.500%, 06/01/2025	600	299
Vistra Operations
5.625%, 02/15/2027 (A)	457	473
5.000%, 07/31/2027 (A)	2,526	2,608
4.375%, 05/01/2029 (A)	1,391	1,400
4.300%, 07/15/2029 (A)	808	861

		26,914

Total Corporate Obligations (Cost $1,140,356) ($ Thousands)		1,163,438

LOAN PARTICIPATIONS — 10.8%
1236904 B.C. Ltd., Initial Term Loan, 1st Lien
5.599%, 03/04/2027 (G)	176	173
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.750%, 04/20/2028	3,059	3,161

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR + 4.250%, 05/17/2028	$334	$333
Adient US LLC, Term B-1 Loan, 1st Lien
3.584%, VAR LIBOR + 3.500%, 04/10/2028	282	282
Agrofresh Inc., Initial Term Loan, 1st Lien
7.250%, 12/31/2024 (G)	1,406	1,409
Air Canada, Term Loan, 1st Lien
4.250%, 08/11/2028 (H)	870	873
Alchemy US Holdco 1 LLC, Initial Term Loan, 1st Lien
5.584%, 10/10/2025 (H)	984	979
Alvogen Pharma US, Inc., January 2020 Loan, 1st Lien
6.250%, VAR LIBOR + 5.250%, 12/31/2023	1,896	1,828
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024 (E)(G)	854	880
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, 09/02/2024 (G)	2,371	2,368
American Trailer World Corp., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 03/03/2028	384	382
AOC/Aliancys, Inc., Term Loan, 1st Lien
0.000%, 09/30/2028 (H)	981	976
AP Core Holdings II LLC, Term B1 Loan, 1st Lien
6.250%, 09/01/2027	783	786
AP Core Holdings II LLC, Term B2 Loan, 1st Lien
6.250%, 09/01/2027	783	785
AP Gaming I, LLC, Incremental Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.500%, 02/15/2024	718	714
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/11/2028 (E)	754	748
Arctic Canadian Diamond Company Ltd., Term Loan A-2, 1st Lien
6.000%, 12/31/2024 (E)(G)	161	160
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
17.500%, 12/31/2027 (E)(G)	1,058	1,059
Aruba Investments Holdings, LLC, Initial Term Loan, 2nd Lien
8.500%, 11/24/2028 (G)	1,060	1,063

SEI Institutional Managed Trust / Annual Report / September 30, 2021	179

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Ascend Learning, LLC, Amendment No. 2 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR + 3.750%, 07/12/2024	$93	$93
Ascend Learning, LLC, Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 07/12/2024	139	139
Asurion, LLC, New B-8 Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 12/23/2026 (H)	332	327
Autokiniton, Term Loan B, 1st Lien
5.000%, 04/06/2028 (G)(H)	1,059	1,059
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 06/02/2025 (H)	378	377
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien
9.000%, 10/23/2023 (F)(G)	390	381
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien
9.000%, 04/23/2024 (F)(G)	1,624	1,592
Bright Bidco, Term Loan B, 1st Lien
4.500%, 06/30/2024 (H)	1,129	895
BWay Holding Company , Initial Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 04/03/2024	1,234	1,207
Carecentrix 4/18 Cov-Lite, Term Loan, 1st Lien
4.500%, 04/03/2025 (G)	753	709
Carestream Health Inc., 2023 Extended Term Loan, 1st Lien
7.750%, 05/08/2023 (G)	1,367	1,371
Carestream Health Inc., 2023 Extended Term Loan, 2nd Lien
13.500%, 08/08/2023 (G)	2,477	2,420
CBAC Borrower, LLC, Term Loan B, 1st Lien
4.084%, 07/08/2024 (G)	1,486	1,446
CCI Buyer, Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 4.000%, 12/17/2027	167	167
Cenveo Corporation, Exit Term Loan, 1st Lien
8.500%, 06/23/2026	2,230	2,188
Claire’s Stores, Inc., Initial Term Loan, 1st Lien
6.585%, VAR LIBOR + 6.500%, 12/18/2026	1,122	1,101
Clarios Global, Term Loan 1st Lien
3.334%, VAR LIBOR + 3.250%, 04/30/2026 (H)	592	589

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
CNT Holdings I Corp, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 11/08/2027	$767	$768
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
5.084%, VAR LIBOR + 5.000%, 01/04/2026	2,760	2,743
Delta Topco, Inc., Initial Term Loan, 2nd Lien
8.000%, VAR LIBOR + 7.250%, 12/01/2028	891	897
DexKo Global Inc., Term B Loan, 1st Lien
0.000%, 09/22/2028 (H)	345	344
DirectTV Financing LLC, Closing Date Term Loan, 1st Lien
5.750%, 08/02/2027	4,251	4,252
DMT Solutions Global Corporation, Initial Term Loan, 1st Lien
8.500%, 07/02/2024 (E)(H)	1,216	1,201
E.W. Scripps Company, The, Tranche B-3 Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.000%, 01/07/2028	518	518
East Valley Tourist Development Authority , Term Loan, 1st Lien
9.000%, VAR LIBOR + 8.000%, 03/07/2022 (E)	2,157	2,124
Emerald Expositions Holding Inc., Initial Term Loan, 1st Lien
2.584%, 05/22/2024 (H)	981	933
Endo Luxembourg Finance Company S.a.r.l, Term Loan, 1st Lien
5.750%, 03/27/2028 (G)	754	736
Enterprise Development Authority, Term Loan B, 1st Lien
5.000%, 02/28/2028 (E)(G)	2,748	2,751
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.834%, VAR LIBOR + 3.750%, 10/10/2025	6,083	5,399
Epic Crude Services, LP, Term Loan, 1st Lien
5.121%, VAR LIBOR + 5.000%, 03/02/2026	1,703	1,274
Epic Y-Grade Services LP, Term Loan, 1st Lien
7.000%, 06/30/2027 (H)	5,357	4,573
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.500%, 02/04/2027	2,370	2,380

180	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
First Student Bidco Inc, Initial Term B Loan, 1st Lien
3.500%, 07/21/2028 (H)	$562	$559
First Student Bidco Inc, Initial Term C Loan, 1st Lien
3.500%, 07/21/2028 (H)	208	206
Foresight Energy Operating, LLC, Tranche A Term Loan, 1st Lien
9.500%, VAR LIBOR + 8.000%, 06/30/2027 (E)(F)	226	226
Gannett Holdings LLC, Term Loan, 1st Lien
3.250%, 02/09/2026 (G)	1,085	1,090
Gates Global LLC, Initial B-3 Dollar Term Loan, 1st Lien
3.250%, 03/31/2027 (G)	409	408
Geon Performance Solutions LLC, Initial Term Loan, 1st Lien
5.500%, 08/18/2028	464	467
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 03/14/2025	628	630
Grab Holdings, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.500%, 01/29/2026	3,430	3,459
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
3.750%, VAR LIBOR + 3.000%, 08/04/2027	347	347
Green Energy Partners/Stonewall LLC, Term Loan B-1 Conversion Advances, 1st Lien
6.500%, VAR LIBOR + 5.500%, 11/13/2021	395	359
Greeneden U.S. Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
4.750%, VAR LIBOR + 4.000%, 12/01/2027	284	285
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
6.250%, VAR LIBOR + 5.250%, 08/25/2023	2,346	2,251
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.500%, 12/16/2024	306	299
Hoffmaster Group, Term Loan B, 1st Lien
5.000%, 11/21/2023 (G)	501	482

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 05/01/2026 (H)	$426	$423
Informatica LLC , Dollar 2020 Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 02/25/2027	97	96
IRB Holding Corp., Fourth Amendment Incremental Term Loan, 1st Lien
3.366%, VAR LIBOR + 3.250%, 12/15/2027	228	229
Ivanti Software, Inc., First Amendment Term Loan, 1st Lien
4.750%, VAR LIBOR + 4.000%, 12/01/2027	300	300
Ivanti Software, Inc., Initial Term Loan, 1st Lien
I 5.750%, VAR LIBOR + 4.750%, 12/01/2027	1,517	1,520
J.C. Penney Corporation Inc., Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 06/23/2023 (B)(E)	2,253	11
Journey Personal Care Corp., Initial Term Loan, 1st Lien
5.000%, 03/01/2028 (G)	2,025	2,028
Jump Financial LLC, Term Loan, 1st Lien
4.000%, 08/07/2028	2,460	2,442
Knight Energy Services, Exit Facility Loan
8.500%, 02/09/2024 (E)(G)	66	–
KNS Acquisition Corp., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR + 6.250%, 04/21/2027	2,175	2,163
Lifescan Global Corporation, Initial Term Loan, 1st Lien
6.146%, 10/01/2024 (G)	5,659	5,607
Madison IAQ, LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.250%, 06/21/2028	573	572
Magnite Inc., Initial Term Loan, 1st Lien
5.750%, 04/28/2028 (G)	636	635
Mashantucket (Western) Pequot Tribe, Term Loan B, 1st Lien
8.375%, VAR LIBOR + 8.125%, 02/16/2022	5,260	5,067
Mavenir Systems Inc., Initial Term Loan, 1st Lien
5.250%, 08/18/2028	1,095	1,094
MED ParentCo LP, Initial Term Loan, 1st Lien
4.334%, 08/31/2026	642	640

SEI Institutional Managed Trust / Annual Report / September 30, 2021	181

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Medline Industries, Bridge Loan, 1st Lien
0.000%, 07/21/2028 (E)(H)	$1,504	$1,504
Medline Industries, Unsecured Bridge Loan, 1st Lien
0.000%, 07/21/2028 (E)(H)	1,584	1,584
Meredith Corporation, Tranche B-3 Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 01/31/2025	316	322
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
6.250%, VAR LIBOR + 5.250%, 06/21/2027	937	995
Misys Limited, Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.500%, 06/13/2024	1,077	1,067
MLN US HoldCo, LLC, Term B Loan, 1st Lien
4.583%, VAR LIBOR + 4.500%, 11/30/2025	797	723
Monitronics International Inc, Term Loan, 1st Lien
7.750%, VAR LIBOR + 6.500%, 03/29/2024	217	212
Mozart Debt Merger, Term Loan, 1st Lien
3.750%, 09/30/2028 (E)	1,644	1,636
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
4.750%, 09/01/2028	801	792
Navitas Midstream Midland Basin, LLC, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR + 4.500%, 12/13/2024	1,109	1,107
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
2.832%, VAR LIBOR + 2.750%, 10/01/2025	450	447
Optiv Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.250%, 02/01/2024	1,538	1,516
Osmosis Buyer Limited, Initial Term B Loan, 1st Lien
4.500%, 07/31/2028 (H)	1,905	1,910
Pactiv Evergreen Inc., Tranche B3 US Term Loan, 1st Lien
4.000%, 09/17/2028	113	112
Padagis LLC, Term B Loan, 1st Lien
5.250%, 07/06/2028	774	774
Parexel International, Term Loan, 1st Lien
3.500%, 08/11/2028	256	256
Park River Holdings Inc., Initial Term Loan, 1st Lien
4.000%, 12/28/2027 (G)	127	127

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien
3.584%, VAR LIBOR + 3.500%, 08/01/2024 (F)	$4,905	$4,543
Penney Borrower, LLC, Initial Loan, 1st Lien
9.500%, 12/07/2026 (G)	1,495	1,481
Peraton Corp., Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/01/2028 (H)	995	995
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 03/03/2028 (H)	348	348
PetSmart, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/11/2028	2,020	2,023
Plantronics Inc., Initial Term Loan B, 1st Lien
2.584%, 07/02/2025 (G)	205	200
Polymer Additives Inc., Closing Date Term Loan, 1st Lien
6.110%, 07/31/2025 (G)	4,428	4,286
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien
8.147%, 03/19/2024 (G)	400	307
8.125%, 03/19/2024 (H)	585	449
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.500%, 09/07/2023 (B)(E)(H)	4,939	3,062
S&S Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, 03/11/2028 (G)	754	748
Sabre GLBL Inc., 2021 Other Term B2 Loan, 1st Lien
4.000%, 12/17/2027	190	189
Schweitzer-Mauduit International, Inc., Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/09/2028	930	929
Serta Simmons Bedding, LLC, Initial Exchange Term Loan, 1st Lien
8.500%, 08/10/2023 (G)	382	363
Shutterfly, Delayed Term Loan, 1st Lien
5.750%, 09/25/2026 (H)	37	37
Shutterfly, Term Loan, 1st Lien
5.750%, 09/25/2026 (H)	153	153
SIJ, LLC, Term Loan, 1st Lien
9.863%, 07/15/2026 (E)(G)	1,608	1,588
Skillsoft Finance II Inc., Initial Term Loan, 1st Lien
5.500%, 07/14/2028 (F)	187	188

182	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Solenis Holdings LLC, Term B Loan, 1st Lien
4.084%, 09/21/2028 (H)	$157	$157
Sotera Health Holdings, LLC, Refinancing Loan, 1st Lien
3.250%, 12/11/2026 (G)(H)	1,651	1,646
SP PF Buyer, LLC, Closing Date Term Loan, 1st Lien
4.584%, VAR LIBOR + 4.500%, 12/22/2025	1,502	1,474
Springs Window Fashions LLC, Tranche B Term Loan, 1st Lien
6.000%, 09/17/2028 (H)	1,505	1,493
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
5.126%, VAR LIBOR + 5.000%, 04/16/2026	3,754	3,573
Steinway Musical Instruments Inc., Closing Date Loan, 1st Lien
4.750%, 02/14/2025 (G)	290	286
Summer (BC) Bidco B LLC, Additional Facility Term B2 Loan, 1st Lien
5.250%, 12/04/2026	90	90
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
4.500%, VAR LIBOR + 3.750%, 10/01/2026	784	786
Syniverse Holdings, Inc., Initial Term Loan, 2nd Lien
10.000%, VAR LIBOR + 9.000%, 03/11/2024	1,125	1,125
Syniverse Holdings, Inc., Tranche C Term Loan , 1st Lien
6.000%, VAR LIBOR + 5.000%, 03/09/2023	6,322	6,317
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR + 2.750%, 02/06/2024	3,463	3,368
Tecta America Corp., Term Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 04/10/2028	903	904
Thryv Inc., Initial Term Loan, 1st Lien
9.500%, 03/01/2026 (G)	1,059	1,076
Titan Acquisition Limited, Initial Term Loan, 1st Lien
3.167%, VAR LIBOR + 3.000%, 03/28/2025	1,061	1,041
TK Elevator Midco GmbH, Facility Term B1 Loan, 1st Lien
4.000%, 07/30/2027	275	275
Tortoise Borrower, LLC, Initial Term Loan, 1st Lien
4.500%, 01/31/2025 (G)	1,021	795

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
9.750%, VAR LIBOR + 8.000%, 02/28/2025 (H)	$433	$449
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
5.132%, VAR LIBOR + 5.000%, 05/29/2026 (H)	966	824
Traverse Midstream Partners, LLC, Advance, 1st Lien
6.500%, VAR LIBOR + 5.500%, 09/27/2024 (H)	506	505
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/31/2028 (H)	1,305	1,302
Tutor Perini Corporation, Term Loan, 1st Lien
5.750%, 08/18/2027 (G)	1,921	1,923
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.084%, VAR LIBOR + 5.000%, 06/26/2026	481	480
VeriFone Systems, Inc., Initial Term Loan, 1st Lien
4.129%, VAR LIBOR + 4.000%, 08/20/2025	1,523	1,491
Vertiv Group Corporation, Term Loan, 1st Lien
2.833%, 03/02/2027 (G)	148	147
Whatabrands LLC, Initial Term B Loan, 1st Lien
3.750%, 08/03/2028 (H)	1,039	1,038
White Cap Buyer, LLC, Initial Closing Date Term Loan, 1st Lien
4.500%, VAR LIBOR + 4.000%, 10/19/2027	441	442
Wilsonart, LLC, Tranche E Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.500%, 12/31/2026	2,837	2,838
Wok Holdings Inc., Initial Term Loan, 1st Lien
6.334%, 03/01/2026 (G)	646	636
Woodford Express, LLC, Initial Term Loan, 1st Lien
6.000%, 01/27/2025	2,205	2,165

SEI Institutional Managed Trust / Annual Report / September 30, 2021	183

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 03/09/2027 (H)	$307	$304

Total Loan Participations (Cost $173,540) ($ Thousands)		175,731

ASSET-BACKED SECURITIES — 10.0%
Other Asset-Backed Securities — 10.0%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9(I)
0.735%, VAR ICE LIBOR USD 1 Month + 0.550%, 03/15/2019 (A)(B)(E)	587	21
Ares XXXIV CLO, Ser 2020-2A, Cl FR
8.734%, VAR ICE LIBOR USD 3 Month + 8.600%, 04/17/2033 (A)(E)	1,446	1,345
B&M CLO, Ser 2014-1A, Cl E
5.876%, VAR ICE LIBOR USD 3 Month + 5.750%, 04/16/2026 (A)(E)	2,507	1,737
Battalion CLO VII, Ser 2014-7A
0.000%, 07/17/2028 (A)(E)(J)	4,490	1,661
Battalion CLO VIII, Ser 2015-8A(D)
0.000%, 07/18/2030 (A)(E)(J)	3,390	2,305
Battalion CLO X, Ser 2016-10A
0.000%, 01/25/2035 (A)(E)(J)	4,450	4,133
Battalion CLO XI, Ser 2017-11A
0.000%, 04/24/2034 (A)(E)(J)	5,857	5,154
Battalion CLO XII, Ser 2018-12A
0.000%, 05/17/2031 (A)(E)(J)	4,663	3,462
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (E)(J)	3,427	2,682
Battalion CLO XVI, Ser 2019-16A
0.000%, 12/19/2032 (A)(E)(J)	2,128	1,883
Battalion CLO XX, Ser 2021-20A
0.000%, 07/15/2034 (E)(J)	4,839	4,500
Benefit Street Partners CLO III, Ser 2013-IIIA(D)
0.000%, 07/20/2029 (A)(E)(J)	2,531	759
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(E)(J)	7	3,395
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(E)(J)	2,293	1,525
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(E)(J)	6,387	–
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (E)(J)	10,259	5,940
Benefit Street Partners CLO VI, Ser 2015-VIA
0.000%, 10/18/2029 (A)(E)(J)	7,502	4,232

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO VII, Ser 2015-VIII
0.000%, 07/18/2027 (E)(J)	$6,715	$99
Benefit Street Partners CLO VIII(D)
0.000%, 01/20/2028 (A)(E)(J)	6,720	3,763
Benefit Street Partners CLO X, Ser 2016-10A
0.000%, 04/20/2034 (A)(E)(J)	7,631	4,579
Benefit Street Partners CLO XII, Ser 2017- 12A, Cl C
3.176%, VAR ICE LIBOR USD 3 Month + 3.050%, 10/15/2030 (A)(E)	1,238	1,207
Benefit Street Partners CLO XIV, Ser 2018-14A
0.000%, 04/20/2031 (A)(E)(J)	3,809	2,703
Benefit Street Partners CLO XVIII, Ser 2019-18A
0.000%, 10/15/2032 (A)(E)(J)	3,486	2,646
Benefit Street Partners CLO XX, Ser 2020-20A
0.000%, 07/15/2034 (A)(E)(J)	2,261	2,285
Benefit Street Partners CLO XXIII, Ser 2021-23A
0.000%, 04/25/2034 (E)(J)	5,130	4,312
Blue Ridge CLO II, Ser 2014-2A, Cl D
4.934%, VAR ICE LIBOR USD 3 Month + 4.800%, 07/18/2026 (A)(B)(E)	2,297	1,818
Blue Ridge CLO II, Ser 2014-2A, Cl E
5.934%, VAR ICE LIBOR USD 3 Month + 5.800%, 07/18/2026 (A)(B)(E)	2,720	235
Cathedral Lake CLO, Ser 2015-3A
0.000%, 01/15/2026 (A)(E)(J)	2,725	1,172
Cathedral Lake V, Ser 2018-5A
0.000%, 10/21/2030 (A)(E)(J)	3,139	1,507
First Eagle Clarendon Fund CLO, Ser 2015-1A, Cl E(D)
6.175%, VAR ICE LIBOR USD 3 Month + 6.050%, 01/25/2027 (A)(E)	2,352	2,316
Great Lakes CLO, Ser 2015-1A
0.000%, 01/16/2030 (A)(E)(J)	4,519	2,862
Great Lakes CLO, Ser 2015-1A, Cl ER
8.000%, VAR ICE LIBOR USD 3 Month + 7.360%, 01/16/2030 (A)(E)	3,253	3,119
Great Lakes CLO, Ser 2015-1A, Cl FR
11.000%, VAR ICE LIBOR USD 3 Month + 10.000%, 01/16/2030 (A)(B)(E)	1,198	1,096
Great Lakes CLO, Ser 2017-1A, Cl ER
7.626%, VAR ICE LIBOR USD 3 Month + 7.500%, 10/15/2029 (A)(E)	3,321	3,247
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A
0.000%, 10/20/2029 (A)(E)(J)	2,484	1,343

184	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A
0.000%, 07/20/2029 (A)(E)(J)	$651	$671
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A
0.000%, 04/18/2030 (A)(E)(J)	1,169	744
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
7.204%, VAR ICE LIBOR USD 3 Month + 7.070%, 04/18/2030 (A)(E)	1,559	1,503
LCM CLO, Ser 31A
0.000%, 01/20/2032 (E)(J)	1,115	944
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2030 (A)(E)(J)	3,797	2,544
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
5.975%, VAR ICE LIBOR USD 3 Month + 5.850%, 01/25/2030 (A)(E)	2,499	2,437
Neuberger Berman CLO XXII, Ser 2016-22A
0.000%, 10/17/2027 (A)(E)(J)	3,640	2,257
Neuberger Berman CLO XXII, Ser 2016-22A, Cl F
0.000%, 10/17/2030 (A)(E)(J)	112	16
Neuberger Berman Loan Advisers CLO
0.000%, 10/20/2032 (E)(J)	3,438	3,028
Neuberger Berman Loan Advisers CLO, Ser 2020-36A
0.114%, 04/20/2033 (A)(E)(G)	14	11
0.000%, 04/20/2033 (A)(E)(J)	1,095	883
Neuberger Berman Loan Advisers CLO, Ser 2020-39(D)
0.000%, 01/20/2032 (E)(J)	3,294	2,898
Neuberger Berman Loan Advisers CLO, Ser 2021-41
0.000%, 04/15/2034 (E)(J)	2,670	2,229
NewStar Exeter Fund CLO, Ser 2015-1A, Cl E
7.334%, VAR ICE LIBOR USD 3 Month + 7.200%, 01/20/2027 (A)(E)	3,890	3,696
NewStar Fairfield Fund CLO, Ser 2015-2A
0.000%, 04/20/2030 (A)(E)(J)	7,983	4,585
OCP CLO, Ser 2017-14A
0.000%, 11/20/2030 (A)(E)(J)	1,655	1,092
OCP CLO, Ser 2020-19A
0.000%, 10/20/2034 (A)(E)(J)	1,224	1,325
OCP CLO, Ser 2021-21A
0.000%, 07/20/2034 (E)(J)	4,413	3,983
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (E)(J)	6,388	2,683
Shackleton CLO, Ser 2019-14A
0.000%, 07/20/2034 (A)(E)(J)	1,999	1,459
TCP Whitney CLO, Ser 2017-1I
0.000%, 08/20/2029 (E)(J)	9,085	7,586
TCW CLO, Ser 2017-1A
0.000%, 10/29/2034 (A)(E)(J)	4,194	2,642

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
TCW CLO, Ser 2018-1A
0.000%, 04/25/2031 (A)(E)(J)	$2,978	$1,936
TCW CLO, Ser 2019-2A
0.000%, 10/20/2032 (A)(E)(J)	3,528	2,681
TCW CLO, Ser 2020-1
0.000%, 04/20/2028 (E)(J)	5,352	4,014
Venture 35 CLO, Ser 2018-35A
0.000%, 10/22/2031 (A)(E)(J)	11,892	6,184
Venture CDO, Ser 2016-25A
0.000%, 04/20/2029 (A)(E)(J)	2,030	1,015
Venture XXVI CLO, Ser 2017-26A
0.000%, 01/20/2029 (A)(E)(J)	1,609	692
Venture XXVIII CLO, Ser 2017-28A
0.000%, 07/20/2030 (A)(E)(J)	3,228	1,905
Voya CLO, Ser 2020-2
0.000%, 07/19/2034 (E)(J)	4,915	5,151
Wind River CLO, Ser 2021-3
0.000%, 07/20/2033 (E)(J)	6,577	5,632

Total Asset-Backed Securities (Cost $110,686) ($ Thousands)		163,469

	Shares
COMMON STOCK — 2.2%
21st Century Oncology Private Company *(D)(E)	15,311	155
Aquity Holdings Inc *(E)	85,745	965
Arctic Canadian Diamond Company Ltd. *(E)	1,054	–
Aspect Software, Cl CR1 *(E)	27,500	–
Aspect Software, Cl CR2 *(E)	11,134	–
Battalion Oil Corp *	418	4
Berry Corp	331,646	2,391
Cenveo Corporation *(E)	84,157	589
CHC Group LLC *	7,983	–
Chesapeake Energy Corp	535	33
Clear Channel Outdoor Holdings Inc, Cl A *	202,317	548
Copper Property Pass-Through Certificates *(E)(F)	147,922	2,912
EP Energy Corp *	15,235	1,371
Extraction Oil & Gas	18,146	1,024
Extraction Oil & Gas Inc *	43,366	2,448
Frontier Communications Parent Inc *	17,809	496
FTS International Inc, Cl A *	46,519	1,144
Global Aviation Holdings Inc, Cl A *(E)	97,655	–
Guitar Center *(D)(E)	13,905	2,415
Gulfport Energy Operating Corp *	8,256	679
Gymboree Holding Corp *(E)(F)	40,312	11
Hexion Holdings Corp, Cl B *(F)	100,575	2,213
iHeartMedia Inc *	37,193	931
Knight Energy Services *(E)(L)	1,764	–
Magnachip Semiconductor Corp *	22,871	406

SEI Institutional Managed Trust / Annual Report / September 30, 2021	185

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Medical Card Systems *(D)(E)	284,758	$1,647
Mmodal (Escrow Security) *(E)	65,356	8
Monitronics International Inc *(D)(E)(M)	211,006	2,278
MYT Holding LLC *(D)(E)	274,755	1,511
Neiman Marcus Group *(E)	5,934	771
Neiman Marcus Group *(E)(F)	620	81
Nine West FKA Premier Brands *(E)	92,548	81
Noble Corp *	15,164	409
Oasis Petroleum Inc	8,453	840
Parker Drilling Co *(E)(F)(M)	79,089	293
Penney Borrower LLC *	19,723	204
Quad/Graphics Inc *	54	–
Reichhold Industries *(D)(E)	1,427	2,590
Rue 21 *	1,835	608
SandRidge Energy Inc *	8,295	108
Titan Energy LLC *(E)	22,243	–
Tourmaline Oil Corp	26,257	917
Valaris Ltd *	22,905	799
VICI Properties Inc ‡	52,784	1,500
Whiting Petroleum Corp *	6,453	377
Windstream Services *	10,897	158

Total Common Stock (Cost $28,480) ($ Thousands)		35,915

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.6%
Air Canada CV to 65.134
4.000%, 07/01/2025	$260	372
Chesapeake Energy CV to 116.7134
5.500%, 12/31/2049	100	2
CNX Resources CV to 77.882
2.250%, 05/01/2026	145	181
DISH Network CV to 15.343
3.375%, 08/15/2026	465	484
Golar LNG CV to 26.9925
2.750%, 02/15/2022	556	552
Liberty Latin America CV to 48.4315
2.000%, 07/15/2024	1,145	1,162
Liberty Media CV to 16.776
3.750%, 02/15/2030	2,640	2,049
Liberty Media CV to 22.947
4.000%, 11/15/2029	489	382
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	2,467	3,287
Pebblebrook Hotel Trust CV to 39.2549
1.750%, 12/15/2026	715	798

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CONVERTIBLE BONDS (continued)
Twitter CV to 7.6905
0.895%, 03/15/2026 (A)(K)	$765	$710

Total Convertible Bonds
(Cost $9,090) ($ Thousands)		9,979

	Shares
PREFERRED STOCK — 0.4%
Boardriders Inc., 0.000% *(D)(E)(F)	215,931	264
Claire’s Stores, 0.000% *(D)(E)(F)	807	972
Crestwood Equity Partners, 9.250% (C)(N)	113,214	1,131
FHLMC, 0.000% *(C)	16,903	50
FNMA, 0.000% *(C)	24,650	72
Foresight, 0.000% *(E)(F)	32,601	456
Guitar Center, 0.000% *(D)(E)	365	36
Gulfport Energy, 0.000% *(D)(E)	27	159
Ladenburg Thalmann Financial Services, 6.500% *	64,356	676
MPLX, 8.462% *(C)(D)(E)(M)	23,039	760
MYT Holding LLC, 0.000% *	325,766	343
Qurate Retail, 8.000%	1,944	210
ViacomCBS, 5.750% *	11,480	750

Total Preferred Stock (Cost $5,971) ($ Thousands)		5,879

	Number of Warrants
WARRANTS — 0.1%
Carestream Health Inc.
Strike Price $—*‡‡(D)(E)	47	–
Chesapeake Energy Corp,
Expires 02/12/2026
Strike Price $27.63*	1,516	55
Chesapeake Energy Corp,
Expires 02/12/2026
Strike Price $32.13*	1,684	54
Chesapeake Energy Corp,
Expires 02/12/2026
Strike Price $36.18*	1,010	30
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(D)(E)	3,680	292
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(D)(E)	3,681	180
Neiman Marcus Group
Strike Price *‡‡(D)(E)	3,938	74
Noble Corp, Expires 02/05/2028
Strike Price $0.01*	22,660	275
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $41.34*	7,165	–
SandRidge Energy Inc, Expires 10/07/2022
Strike Price $42.03*	3,017	–

186	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Number of Warrants	Market Value ($Thousands)
WARRANTS (continued)
Windstream
Strike Price $–*‡‡(D)(E)(F)	104	$2
Windstream Services
Strike Price $–*‡‡	12,184	186

Total Warrants (Cost $578) ($ Thousands)		1,148

	Shares
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
0.010% **†(P)	1,141	1

Total AWliated Partnership (Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 4.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	72,412,495	72,412

Total Cash Equivalent (Cost $72,412) ($ Thousands)		72,412

Total Investments in Securities — 100.1% (Cost $1,541,114) ($ Thousands)		$1,627,972

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Thousands)
Barclays PLC	11/12/21	CAD	1,080	USD	858	$ 5

SEI Institutional Managed Trust / Annual Report / September 30, 2021	187

SCHEDULE OF INVESTMENTS

September 30, 2021

High Yield Bond Fund (Concluded)

Percentages are based on Net Assets of $1,626,903 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2021.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $1,006,434 ($ Thousands), representing 61.9% of the Net Assets of the Fund.
(B)	Security is in default on interest payment.
(C)	Perpetual security with no stated maturity date.
(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2021 was $25,936 ($ Thousands) and represented 1.6% of the Net Assets of the Fund.
(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $22,270 ($ Thousands) and represented 1.4% of the Net Assets of the Fund.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(H)	Unsettled bank loan. Interest rate may not be available.
(I)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.
(J)	No interest rate available.
(K)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(L)	Security, or a portion thereof, is owned through a holding entity, Knights Energy Topco, LLC.
(M)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $3,320 ($ Thousands) and represented 0.2% of the Net Assets of the Fund.
(N)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $1,131 ($ Thousands), or 0.1% of the Net Assets of the Fund (See Note 2).
(O)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.
(P)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $1 ($ Thousands).

CAD — Canadian Dollar
CDO — Collateralized Debt Obligation
Cl — Class
CLO — Collateralized Loan Obligation
CV — Convertible Security
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
ICE— Intercontinental Exchange
LIBOR— London Interbank Offered Rate
LLC — Limited Liability Company
LLLP — Limited Liability Limited Partnership
L.P. — Limited Partnership
Ltd. — Limited
MTN — Medium Term Note
PIK — Payment-in-Kind
PLC — Public Limited Company
REIT — Real Estate investment Trust
Ser — Series
ULC — Unlimited Liability Company
USD — U.S. Dollar
VAR — Variable Rate

188	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	1,160,291	3,147	1,163,438
Loan Participations	–	157,197	18,534	175,731
Asset-Backed Securities	–	–	163,469	163,469
Common Stock	16,017	3,593	16,305	35,915
Convertible Bonds	–	9,979	–	9,979
Preferred Stock	2,506	726	2,647	5,879
Warrants	30	570	548	1,148
Affiliated Partnership	–	1	–	1
Cash Equivalent	72,412	–	–	72,412

Total Investments in Securities	90,965	1,332,357	204,650	1,627,972

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Forwards Contracts*
Unrealized Appreciation	–	5	–	5

Total Other Financial Instruments	–	5	–	5

*	Forward contracts are valued at the unrealized appreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Preferred Stock	Investments in Convertible Bonds	Investments in Warrants	Investments in Municipal Bonds
Balance as of October 1, 2020	$7,108	$24,952	$114,965	$6,107	$1,445	$8	$110	$1,584
Accrued discounts/premiums	80	(8)	48	–	–	(17)	–	–
Realized gain/(loss)	152	(689)	7,161	(4,044)	(582)	(38)	(58)	181
Change in unrealized appreciation/ (depreciation)	(19)	(442)	56,206	10,499	1,014	47	369	(71)
Purchases	140	2,887	30,671	2,291	825	–	329	–
Sales	(4,881)	(4,695)	(45,582)	(1,721)	(148)	–	(95)	(1,694)
Net transfer into Level 3	567	10,864	–	3,286	456	–	2	–
Net transfer out of Level 3	–	(14,335)	–	(113)	(363)	–	(109)	–
Ending Balance as of September 30, 2021 (1)	$3,147	$18,534	$163,469	$16,305	$2,647	$–	$548	$–
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(5,614)	$99	$58,117	$359	$577	$–	$175	$–

(1) Of the $204,650 ($ Thousands) in Level 3 securities as of September 30, 2021, $18,200 ($ Thousands) or 1.1% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2021, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$1	$—	$—	$—	$—	$1	1,141	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	7,810	658,434	(593,832)	—	—	72,412	72,412,495	4	—

Totals	$7,811	$658,434	$(593,832)	$—	$—	$72,413		$4	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	189

SCHEDULE OF INVESTMENTS

September 30, 2021

Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER — 61.2%

Banks — 5.6%
Barclays Bank
0.110%, 10/01/2021 (A)	$3,000	$3,000
HSBC Bank
0.310%, 01/07/2022 (A)	2,000	1,999
0.270%, 02/02/2022 (A)	1,500	1,499
Santander UK
0.060%, 10/01/2021 (A)	7,000	7,000
UBS AG
0.251%, 07/12/2022 (A)	1,000	998
0.230%, 06/17/2022	1,500	1,500

		15,996

Consumer Discretionary — 1.0%
Hyundai Capital America
0.150%, 10/27/2021 (A)	2,800	2,800

Financials — 49.7%
Alinghi Funding
0.291%, 10/08/2021 (A)	2,000	2,000
0.267%, 12/07/2021 (A)	1,500	1,500
Amcor Flexibles North America
0.140%, 10/25/2021 (A)	2,800	2,800
American Honda Finance
0.140%, 11/03/2021 (A)	2,800	2,800
ANTALIS
0.180%, 12/08/2021 (A)	2,000	1,999
0.130%, 11/10/2021 (A)	2,000	2,000
0.130%, 11/15/2021 (A)	3,000	2,999
ASB Finance
0.185%, 06/21/2022 (A)	2,000	1,998
0.180%, 04/06/2022 (A)	5,000	4,996
0.178%, 03/07/2022 (A)	2,000	1,999
0.164%, 04/20/2022 (A)	2,000	1,999
Autobahn Funding
0.090%, 10/01/2021 (A)	7,000	7,000
0.080%, 10/12/2021 (A)	3,000	3,000
AZN New Zealand Int’l
0.249%, 05/05/2022 (A)	2,000	1,998
Banco Santander
0.100%, 11/03/2021 (A)	2,000	2,000
Barton Capital
0.100%, 11/03/2021 (A)	1,000	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Bayerische Landesbank
0.070%, 10/01/2021 (A)	$2,500	$2,500
0.060%, 10/06/2021 (A)	8,000	8,000
Bedford Row Funding
0.204%, 11/04/2021	1,000	1,000
0.070%, 10/06/2021 (A)	4,000	4,000
Bennington Stark Capital
0.100%, 10/01/2021 (A)	4,000	4,000
BNZ International Funding
0.210%, 01/21/2022 (A)	2,000	1,999
0.205%, 11/16/2021 (A)	2,000	2,000
BPCE
0.336%, 12/01/2021 (A)	2,000	2,000
0.336%, 12/09/2021 (A)	2,000	2,000
Brighthouse Financial
0.211%, 04/25/2022 (A)	500	499
Britannia Funding
0.170%, 02/16/2022 (A)	4,000	3,997
0.080%, 10/25/2021 (A)	5,000	4,999
Caisse d’Amortissement de la Dette Sociale
0.100%, 10/08/2021 (A)	4,000	4,000
Citigroup Global Markets
0.190%, 06/03/2022 (A)	2,000	1,998
Collateralized Commercial Paper FLEX Co
0.240%, 08/10/2022 (A)	2,500	2,496
Crown Point Capital
0.340%, 04/25/2022	1,000	1,001
0.299%, 10/05/2021 (A)	4,000	4,000
0.231%, 10/29/2021 (A)	1,500	1,500
DBS Bank
0.145%, 12/21/2021 (A)	3,000	2,999
Erste Abwicklungsanstalt
0.140%, 02/15/2022 (A)	2,000	1,999
Goldman Sachs International
0.250%, 09/23/2022 (A)	1,000	997
Ionic Capital II Trust
0.178%, 01/20/2022 (A)	1,000	1,000
0.145%, 01/28/2022 (A)	2,500	2,499
LMA Americas
0.160%, 02/24/2022 (A)	2,000	1,999
Longship Funding
0.060%, 10/06/2021 (A)	2,000	2,000
Mackinac Funding
0.210%, 10/15/2021 (A)	2,000	2,000
Macquarie Bank
0.100%, 11/01/2021 (A)	2,750	2,750
Manhattan Asset Funding
0.070%, 11/05/2021 (A)	3,000	3,000
Mitsubishi UFJ Trust & Banking
0.120%, 12/09/2021 (A)	3,000	2,999

190	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
National Bank of Canada
0.200%, 10/25/2021 (A)	$3,000	$3,000
Ridgefield Funding
0.230%, 02/04/2022 (A)	2,000	1,999
0.230%, 02/08/2022 (A)	3,000	2,999
0.200%, 05/02/2022 (A)	2,500	2,497
Skandinaviska Enskilda Banken AB
0.180%, 05/02/2022 (A)	3,000	2,997
Starbird Funding
0.139%, 12/16/2021 (A)	2,000	1,999
Sumitomo Mitsui Banking
0.120%, 12/22/2021 (A)	2,000	1,999
Swedbank NY
0.175%, 04/20/2022 (A)	2,000	1,998
Victory Receivables
0.100%, 11/15/2021 (A)	2,000	2,000
VW Credit
0.140%, 10/19/2021 (A)	2,800	2,800

		142,607

Industrials — 1.0%
Hitachi America Capital
0.140%, 10/06/2021 (A)	2,800	2,800

Information Technolgy — 2.0%
Fidelity National Information Services Inc
0.200%, 10/05/2021 (A)	2,800	2,800
Fiserv Inc
0.150%, 10/04/2021 (A)	2,800	2,800

		5,600

Materials — 1.9%
Nutrien Ltd
0.120%, 10/25/2021 (A)	2,800	2,799
Sherwin-Williams Co/The
0.150%, 10/19/2021 (A)	2,800	2,800

		5,599

Total Commercial Paper (Cost $175,388) ($ Thousands)		175,402

CORPORATE OBLIGATIONS — 4.5%

Consumer Discretionary — 2.0%
Jets Stadium Development
0.140%, 04/01/2047 (B)(C)	4,000	4,000
Toyota Motor Credit MTN
0.200%, VAR United States Secured Overnight Financing Rate + 0.150%, 08/15/2022	1,752	1,753

		5,753

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Financials — 2.5%
Bank of Montreal IL
0.200%, VAR United States Secured Overnight Financing Rate + 0.150%, 09/21/2022	$2,000	$2,000
Credit Suisse NY
0.350%, VAR United States Secured Overnight Financing Rate + 0.300%, 11/16/2021	2,000	2,001
Goldman Sachs Bank USA NY
0.220%, VAR United States Secured Overnight Financing Rate + 0.170%, 07/26/2022	1,000	1,000
Sumitomo Mitsui Banking
0.220%, VAR United States Secured Overnight Financing Rate + 0.170%, 09/14/2022	2,000	2,000

		7,001

Total Corporate Obligations (Cost $12,752) ($ Thousands)		12,754

CERTIFICATES OF DEPOSIT — 30.2%
Australia & New Zealand Banking Group
0.150%, 03/02/2022	1,000	1,000
0.146%, 03/09/2022	1,500	1,500
Bank of America
0.210%, 07/08/2022	750	750
Bank of Montreal
0.181%, 02/23/2022	1,000	1,000
0.180%, 08/15/2022	2,000	2,000
0.175%, 05/16/2022	1,500	1,500
0.166%, 06/06/2022	1,500	1,500
Bank of Nova Scotia
0.250%, 06/17/2022	2,000	2,001
0.210%, 06/03/2022	2,000	2,001
Canadian Imperial Bank of Commerce NY
0.243%, 01/14/2022	1,000	1,000
0.180%, 06/08/2022	2,000	2,000
0.178%, 10/04/2021	1,500	1,500
0.165%, 06/07/2022	2,000	2,000
Credit Industriel et Commercial
0.169%, 05/06/2022	2,000	2,000
Credit Suisse NY
0.270%, 04/08/2022	1,500	1,500
Kookmin Bank
0.313%, 02/07/2022	1,000	1,000
Landesbank Baden-Wuerttemberg NY
0.070%, 10/07/2021	8,000	8,000

SEI Institutional Managed Trust / Annual Report / September 30, 2021	191

SCHEDULE OF INVESTMENTS

September 30, 2021

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
MUFG Bank NY
0.240%, 10/22/2021	$1,000	$1,000
0.240%, 10/27/2021	3,000	3,001
0.230%, 01/28/2022	2,000	2,001
National Australia Bank
0.172%, 03/29/2022 (B)	1,500	1,501
0.170%, 06/16/2022	1,500	1,500
Natixis NY
0.220%, 08/05/2022	1,750	1,751
Nordea Bank Abp NY
0.100%, 10/27/2021	8,000	8,000
Norinchukin Bank
0.250%, 11/04/2021	3,000	3,000
0.150%, 11/24/2021	3,000	3,000
Royal Bank of Canada
0.206%, 12/10/2021	1,000	1,000
Standard Chartered Bank NY
0.240%, 09/02/2022	1,500	1,500
0.182%, 03/18/2022	4,000	4,000
Sumitomo Mitsui Banking
0.220%, 06/22/2022	1,500	1,500
0.174%, 01/20/2022	1,750	1,750
0.070%, 10/01/2021	6,000	6,000
Swedbank NY
0.184%, 10/20/2021	2,000	2,000
Toronto-Dominion Bank
0.250%, 02/18/2022	2,000	2,000
UBS AG
0.290%, 04/05/2022	1,000	1,000
0.250%, 02/08/2022	2,500	2,501
0.220%, 09/22/2022	2,000	2,000
Westpac Banking
0.144%, 02/17/2022 (B)	2,800	2,800
0.134%, 02/04/2022 (B)	1,500	1,500

Total Certificates of Deposit (Cost $86,551) ($ Thousands)		86,557

MUNICIPAL BOND — 0.4%

California — 0.4%
Tender Option Bond Trust Receipts, Ser 2021-XMT0950, RB
Callable 11/01/2031 @ 100 0.140%, 11/01/2035 (B)(C)	1,000	1,000

Total Municipal Bond (Cost $1,000) ($ Thousands)		1,000

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	87,141	$87

Total Cash Equivalent (Cost $87) ($ Thousands)		87

	Face Amount (Thousands)

REPURCHASE AGREEMENTS (D) — 3.8%
Bank of America Securities 0.050%, dated 9/30/2021, to be repurchased on 10/01/2021, repurchase price $1,000,001 (collateralized by U.S. Treasury obligation, par value $974,400, 1.875%, 6/30/2026; with total market value $1,020,038)	$1,000	1,000
Goldman Sachs & Co 0.050%, dated 9/30/2020, to be repurchased on 10/01/2021, repurchase price $2,000,003 (collateralized by GNMA obligations, ranging in par value $25,000 - $15,000,000, 2.320% - 6.500%, 9/15/2025 - 7/15/2056; with total market value $2,040,000)	2,000	2,000
TD Securities 0.050%, dated 9/30/2021, to be repurchased on 10/01/2021, repurchase price $8,000,011 (collateralized by GNMA obligation, par value $9,129,138, 3.000%, 9/20/2050; with total market value $8,160,001)	8,000	8,000

Total Repurchase Agreements (Cost $11,000) ($ Thousands)		11,000

Total Investments in Securities — 100.1% (Cost $286,778) ($ Thousands)		$286,800

Percentages are based on Net Assets of $286,643 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $36,901 ($ Thousands), representing 12.9% of the Net Assets of the Fund.

(D)	Tri-Party Repurchase Agreement.

192	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Cl — Class

GNMA — Government National Mortgage Association

Ltd. — Limited

MTN — Medium Term Note

RB — Revenue Bond

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	175,402	–	175,402
Corporate Obligations	–	12,754	–	12,754
Certificates of Deposit	–	86,557	–	86,557
Municipal Bond	–	1,000	–	1,000
Cash Equivalent	87	–	–	87
Repurchase Agreements	–	11,000	–	11,000

Total Investments in Securities	87	286,713	–	286,800

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$716	$14,880	$(15,509)	$—	$—	$87	87,141	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	193

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Free Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 71.0%

Arizona — 1.0%
Arizona State University, Board of Regents, Ser A, RB
Callable 10/06/2021 @ 100 0.040%, 07/01/2034 (A)	$500	$500
Yavapai County, Industrial Development Authority, Drake Cement Project, Ser A, RB
Callable 10/06/2021 @ 100 0.070%, 09/01/2035 (A)(B)	1,500	1,500

		2,000

California — 2.6%
Los Angeles County, Schools Pooled Financing Program, Ser B-3, RB
2.000%, 12/30/2021	1,000	1,004
Riverside County, Office of Education Pooled Notes, Ser A, RB
2.000%, 12/01/2021	4,000	4,013

		5,017

Colorado — 0.8%
University of Colorado, Ser A-1, RB
Callable 10/06/2021 @ 100 0.050%, 06/01/2050 (A)	1,600	1,600

Connecticut — 1.7%
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser C-3, RB
Callable 10/06/2021 @ 100 0.050%, 11/15/2045 (A)	375	375
Connecticut State, Ser C, GO
Callable 10/06/2021 @ 100 0.070%, 05/15/2034 (A)	2,870	2,870

		3,245

District of Columbia — 2.4%
RBC Municipal Products Trust, Ser 2018-G63, GO
0.080%, 12/01/2023 (A)(B)(C)	2,000	2,000
Tender Option Bond Trust Receipts, Ser 2019-XG0267, RB
Callable 10/01/2029 @ 100 0.100%, 10/01/2053 (A)(B)(C)	2,650	2,650

		4,650

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Florida — 3.4%
Escambia County, Solid Waste Disposal, Florida Power & Light, RB
Callable 10/06/2021 @ 100 0.040%, 04/01/2039 (A)	$3,700	$3,700
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
Callable 10/06/2021 @ 100 0.060%, 04/01/2032 (A)(B)	2,895	2,895

		6,595

Georgia — 1.0%
Georgia State, Municipal Electric Authority, Project One, Sub-Ser B, RB
Callable 10/06/2021 @ 100 0.050%, 01/01/2048 (A)(B)	2,000	2,000

Illinois — 6.6%
Aurora, Fox Valley Counseling Center, RB
Callable 10/06/2021 @ 100 0.060%, 05/01/2028 (A)(B)	1,710	1,710
Illinois State, Development Finance Authority, Glenwood School For Boys, RB
Callable 10/06/2021 @ 100 0.020%, 02/01/2033 (A)(B)	2,000	2,000
Illinois State, Development Finance Authority, YMCA Metropolitan Chicago Project, RB
Callable 10/06/2021 @ 100 0.050%, 06/01/2029 (A)(B)	3,500	3,500
Tender Option Bond Trust Receipts, Ser 2015-XF1043, GO
0.090%, 03/01/2033 (A)(B)(C)	4,250	4,250
University of Illinois, Hospital & Health Sciences System, Ser B, RB
Callable 10/06/2021 @ 100 0.060%, 10/01/2026 (A)(B)	1,200	1,200

		12,660

Indiana — 1.0%
Indiana State, Finance Authority, Stadium Project, Ser 2005, RB
Callable 10/06/2021 @ 100 0.060%, 02/01/2035 (A)	2,000	2,000

Iowa — 6.0%
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
Callable 10/06/2021 @ 100 0.090%, 04/01/2022 (A)(B)	7,000	7,000

194	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
Callable 11/01/2021 @ 100 0.060%, 09/01/2036 (A)	$1,500	$1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
Callable 10/06/2021 @ 100 0.060%, 05/01/2023 (A)	3,000	3,000

		11,500

Louisiana — 1.0%
Louisiana State, Offshore Terminal Authority, RB
Callable 11/01/2021 @ 100 0.060%, 09/01/2033 (A)(B)	1,850	1,850

Maryland — 0.6%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
Callable 11/01/2021 @ 100 0.090%, 02/01/2041 (A)	1,070	1,070

Michigan — 1.6%
Central Michigan University, Ser A, RB
Callable 10/06/2021 @ 100 0.060%, 10/01/2032 (A)(B)	1,400	1,400
Michigan State University, Ser A, RB
Callable 10/06/2021 @ 100 0.050%, 02/15/2033 (A)	1,700	1,700

		3,100

Minnesota — 0.3%
Minneapolis, University Gateway Project, RB
0.050%, 12/01/2040 (A)	500	500

Mississippi — 2.5%
Mississippi State, Business Finance, Chevron USA Project, Ser B, RB
Callable 11/01/2021 @ 100 0.020%, 11/01/2035 (A)	420	420
Mississippi State, Business Finance, Chevron USA Project, Ser G, RB
Callable 11/01/2021 @ 100 0.020%, 12/01/2030 (A)	800	800
0.020%, 11/01/2035 (A)	3,600	3,600

		4,820

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Missouri — 2.3%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
Callable 10/06/2021 @ 100 0.070%, 04/15/2034 (A)(B)	$920	$920
RBC Municipal Products Trust, Ser C-16, RB
0.110%, 09/01/2039 (A)(B)(C)	3,500	3,500

		4,420

Nevada — 0.4%
Tender Option Bond Trust Receipts, Ser 2020-XF2858, RB
Callable 07/01/2029 @ 100 0.080%, 07/01/2050 (A)(C)	700	700

New Jersey — 7.0%
Deptford, Ser A, GO
1.000%, 07/13/2022	6,100	6,136
Evesham, GO
1.000%, 06/14/2022	4,000	4,022
Park Ridge, GO
1.000%, 04/29/2022	3,257	3,270

		13,428

New York — 8.3%
Kings Point, GO
1.000%, 07/22/2022	2,115	2,128
New York City, Housing Development, Corporation Multi-Family Housing, Ser H, RB
Callable 11/01/2021 @ 100 0.120%, 11/01/2051 (A)	1,000	1,000
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
Callable 10/06/2021 @ 100 0.020%, 11/01/2029 (A)	1,500	1,500
New York City, Water & Sewer System, Municipal Water Finance Authority, RB
Callable 10/06/2021 @ 100 0.020%, 06/15/2043 (A)	2,100	2,100
New York State, Housing Finance Agency, Ser A, RB
0.060%, 11/01/2050 (A)(B)	1,000	1,000
Newburgh, GO
1.000%, 05/18/2022	3,370	3,385
Oneida County, Industrial Development Agency, Mohawk Valley Community College Dormitory Project, Ser A, RB
Callable 10/06/2021 @ 100 0.150%, 08/01/2036 (A)(B)	1,100	1,100

SEI Institutional Managed Trust / Annual Report / September 30, 2021	195

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
RBC Municipal Products Trust, Ser 2018- G5, GO
0.080%, 10/01/2025 (A)(B)(C)	$1,900	$1,900
Tender Option Bond Trust Receipts, Ser 2017-XF0550, RB
Callable 02/15/2027 @ 100 0.090%, 02/15/2042 (A)(C)	2,000	2,000

		16,113

North Carolina — 1.4%
Charlotte, Governmental Facilities Project, RB
Callable 10/06/2021 @ 100 0.040%, 06/01/2033 (A)	1,990	1,990
North Carolina, Medical Care Commission, Ser A, RB
Callable 10/06/2021 @ 100 0.050%, 10/01/2035 (A)	800	800

		2,790

North Dakota — 1.6%
North Dakota, Housing Finance Agency, Ser H, RB
Callable 10/06/2021 @ 100 0.050%, 07/01/2039 (A)	3,100	3,100

Ohio — 0.7%
Fairborn, School District, School Facilities Construction and Improvement, Ser A, GO
4.000%, 12/01/2021	350	352
Franklin County, Hospital Facilities Revenue, Sub-Ser R, RB
Callable 10/06/2021 @ 100 0.060%, 12/01/2028 (A)(B)	1,065	1,065

		1,417

Pennsylvania — 2.3%
Emmaus, General Authority Revenue, RB
0.040%, 12/01/2028 (A)	200	200
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
Callable 11/01/2021 @ 100 0.120%, 11/15/2029 (A)	175	175
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply Project, RB
Callable 10/06/2021 @ 100 0.180%, 12/01/2037 (A)(B)	3,000	3,000
Philadelphia Gas Works, Ser D, RB
Callable 11/01/2021 @ 100 0.050%, 08/01/2031 (A)(B)	600	600

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
South Central, General Authority, Wellspan Health Highland Groups, RB
Callable 10/06/2021 @ 100 0.080%, 06/01/2037 (A)	$500	$500

		4,475

South Dakota — 1.5%
South Dakota State, Housing Development Authority, Ser A, RB
Callable 10/06/2021 @ 100 0.050%, 11/01/2062 (A)	2,980	2,980

Tennessee — 0.8%
Clarksville, Public Building Authority, Pooled Financing, RB
Callable 11/01/2021 @ 100 0.070%, 06/01/2029 (A)(B)	1,500	1,500

Texas — 8.9%
Houston, Combined Utility System Revenue, RB
Callable 10/06/2021 @ 100 0.050%, 05/15/2034 (A)(B)	1,125	1,125
North Fort Bend, Water Authority, Ser 2019- XF0816, RB
0.110%, 06/15/2027 (A)(C)	1,500	1,500
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, RB
Callable 12/01/2021 @ 100 0.080%, 03/01/2039 (A)	5,300	5,300
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, Ser A, RB
Callable 11/01/2021 @ 100 0.080%, 12/01/2040 (A)	1,000	1,000
Tarrant County, Cultural Education Facilities Finance, Christus Health, RB
Callable 10/06/2021 @ 100 0.060%, 07/01/2047 (A)(B)	1,525	1,525
Texas State, Veterans Bonds, GO
Callable 11/01/2021 @ 100 0.070%, 12/01/2047 (A)	2,130	2,130
0.060%, 12/01/2040 (A)	700	700
0.060%, 12/01/2046 (A)	1,000	1,000
Texas State, Veterans Bonds, Ser A, GO
0.060%, 06/01/2041 (A)	300	300
Texas State, Veterans Bonds, Ser B, GO
0.060%, 12/01/2042 (A)	2,500	2,500

		17,080

196	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Virginia — 0.9%
Fairfax County, Industrial Development Authority, Inova Health System Project, RB
Callable 10/06/2021 @ 100 0.060%, 05/15/2042 (A)	$1,835	$1,835

Washington — 0.2%
Port Tacoma, Sub-Ser B, RB
Callable 10/06/2021 @ 100 0.040%, 12/01/2044 (A)(B)	300	300

West Virginia — 0.2%
West Virginia, Hospital Finance Authority, West Virginia University, RB
Callable 10/06/2021 @ 100 0.060%, 06/01/2034 (A)(B)	375	375

Wisconsin — 2.0%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
Callable 10/06/2021 @ 100 0.050%, 03/01/2041 (A)	1,845	1,845
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
Callable 10/06/2021 @ 100 0.070%, 05/01/2046 (A)	2,000	2,000

		3,845

Total Municipal Bonds (Cost $136,967) ($ Thousands)		136,965

TAX-EXEMPT COMMERCIAL PAPER — 28.9%
Brownsville, Utility System
0.220%, 12/16/2021	1,500	1,500
California State
0.080%, 10/15/2021	3,000	3,000
Garland, Water & Sewer
0.100%, 10/19/2021	6,000	6,000
Gulf Coast, Industrial Development Authority
0.100%, 12/09/2021	2,500	2,500
Harris County, Cultural Education Facilities
0.080%, 01/04/2022	2,000	2,000
King County
0.110%, 12/07/2021	6,500	6,500
0.090%, 10/06/2021	1,000	1,000
0.090%, 11/09/2021	1,000	1,000
0.090%, 12/17/2021	1,000	1,000
Louisville/Jefferson County
0.110%, 01/20/2022	1,500	1,500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

TAX-EXEMPT COMMERCIAL PAPER (continued)
Massachusetts Bay Transportation Authority
0.060%, 10/06/2021	$1,500	$1,500
Memphis
0.060%, 11/03/2021	1,000	1,000
Michigan State University
0.090%, 10/07/2021	5,000	5,000
0.090%, 12/03/2021	1,260	1,260
New York State, Power Authority
0.100%, 01/06/2022	2,000	2,000
0.060%, 10/13/2021	2,560	2,560
North East, Independent School District
0.120%, 12/16/2021	7,500	7,500
Omaha, Public Power District
0.100%, 11/01/2021	1,750	1,750
Port Authority of New York & New Jersey
0.160%, 04/13/2022	2,700	2,699
University of Texas
0.080%, 12/08/2021	1,500	1,500
University of Washington
0.120%, 02/08/2022	3,000	3,000

Total Tax-Exempt Commercial Paper (Cost $55,770) ($ Thousands)		55,769

Total Investments in Securities — 99.9% (Cost $192,737) ($ Thousands)		$192,734

Percentages are based on Net Assets of $192,899 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $18,500 ($ Thousands), representing 9.6% of the Net Assets of the Fund.

AGC	— Assured Guaranty Corporation
GO	— General Obligation
RB	— Revenue Bond
Ser	— Series

As of September 30, 2021, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	197

SCHEDULE OF INVESTMENTS

September 30, 2021

Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.6%
U.S. Treasury Inflation Protected Securities
2.375%, 01/15/2025	$10,403	$11,942
2.000%, 01/15/2026	7,446	8,683
0.625%, 04/15/2023	16,262	17,016
0.625%, 01/15/2024	17,667	18,850
0.625%, 01/15/2026	14,289	15,772
0.500%, 04/15/2024	9,818	10,485
0.375%, 07/15/2023	18,495	19,485
0.375%, 07/15/2025	16,276	17,759
0.250%, 01/15/2025	15,598	16,758
0.125%, 01/15/2023	19,127	19,774
0.125%, 07/15/2024	16,341	17,446
0.125%, 10/15/2024	14,089	15,072
0.125%, 04/15/2025	11,603	12,447
0.125%, 10/15/2025	13,877	15,015
0.125%, 10/15/2025	175	189
0.125%, 04/15/2026	12,576	13,614
0.125%, 07/15/2026	13,666	14,907

Total U.S. Treasury Obligations (Cost $235,843) ($ Thousands)		245,214

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	987,378	$987

Total Cash Equivalent (Cost $987) ($ Thousands)		987

Total Investments in Securities — 100.0% (Cost $236,830) ($ Thousands)		$246,201

Percentages are based on Net Assets of $246,250 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($ )	Level 3 ($ )	Total ($)
U.S. Treasury Obligations	–	245,214	–	245,214
Cash Equivalent	987	–	–	987

Total Investments in Securities	987	245,214	–	246,201

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$394	$29,621	$(29,028)	$—	$—	$987	987,378	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

198	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 90.2%

Communication Services — 10.5%
Alphabet Inc, Cl A *	2.0%	6,563	$17,546
Alphabet Inc, Cl C *	1.9	6,214	16,562
AT&T Inc	0.5	156,840	4,236
Comcast Corp, Cl A	0.7	100,527	5,623
Facebook Inc, Cl A *	2.1	52,284	17,745
Netflix Inc *	0.7	9,707	5,925
Verizon Communications Inc	0.6	90,941	4,912
Walt Disney Co/The *	0.8	39,930	6,755
Other Securities	1.2		11,118

			90,422

Consumer Discretionary — 11.3%
Amazon.com Inc, Cl A *	3.6	9,548	31,365
Home Depot Inc/The	0.9	23,344	7,663
McDonald’s Corp	0.5	16,407	3,956
NIKE Inc, Cl B	0.5	28,033	4,071
Tesla Inc *	1.6	17,830	13,827
Other Securities	4.2		37,176

			98,058

Consumer Staples — 5.4%
Coca-Cola Co/The	0.5	85,285	4,475
Costco Wholesale Corp	0.5	9,690	4,354
PepsiCo Inc	0.5	30,340	4,564
Philip Morris International Inc	0.4	34,237	3,245
Procter & Gamble Co/The	0.9	53,319	7,454
Walmart Inc	0.5	31,388	4,375
Other Securities	2.1		17,778

			46,245

Energy — 2.5%
Chevron Corp	0.5	42,463	4,308
Exxon Mobil Corp	0.6	92,981	5,469
Other Securities	1.4		12,137

			21,914

Financials — 10.2%
Bank of America Corp	0.8	162,568	6,901
Berkshire Hathaway Inc, Cl B *	1.3	40,689	11,106

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.2%	65,526	$10,726
Wells Fargo & Co	0.5	90,177	4,185
Other Securities	6.4		55,386

			88,304

Health Care — 11.8%
Abbott Laboratories	0.5	38,924	4,598
AbbVie Inc	0.5	38,793	4,185
Danaher Corp, Cl A	0.5	13,991	4,259
Eli Lilly & Co	0.5	17,466	4,036
Johnson & Johnson	1.1	57,727	9,323
Merck & Co Inc	0.5	55,566	4,173
Pfizer Inc	0.6	123,069	5,293
Thermo Fisher Scientific Inc	0.6	8,610	4,919
UnitedHealth Group Inc	0.9	20,722	8,097
Other Securities	6.1		53,139

			102,022

Industrials — 7.0%
Other Securities	7.0		60,324

Information Technology — 24.9%
Adobe Inc *	0.7	10,456	6,020
Apple Inc	5.6	344,397	48,732
Broadcom Inc	0.5	8,975	4,352
Cisco Systems Inc/Delaware	0.6	92,578	5,039
Intel Corp	0.5	89,126	4,749
Intuit Inc	0.4	6,045	3,261
Mastercard Inc, Cl A	0.8	19,127	6,650
Microsoft Corp	5.4	164,810	46,463
NVIDIA Corp	1.3	54,630	11,317
PayPal Holdings Inc *	0.8	25,779	6,708
salesforce.com Inc *	0.7	21,378	5,798
Texas Instruments Inc	0.5	20,252	3,893
Visa Inc, Cl A	1.0	37,065	8,256
Other Securities	6.1		54,243

			215,481

Materials — 1.9%
Other Securities	1.9		16,143

Real Estate — 2.4%
Other Securities ‡	2.4		20,583

SEI Institutional Managed Trust / Annual Report / September 30, 2021	199

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.3%
NextEra Energy Inc	0.4%	43,092	$3,383
Other Securities	1.9		16,222

			19,605

Total Common Stock (Cost $372,332) ($ Thousands)			779,101

FOREIGN COMMON STOCK — 2.4%

Consumer Discretionary — 0.1%
Other Securities	0.1		885

Financials — 0.3%
Other Securities	0.3		2,296

Health Care — 0.5%
Medtronic PLC	0.4	29,541	3,703
Other Securities	0.1		438

			4,141

Industrials — 0.4%
Other Securities	0.4		3,988

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Information Technology — 0.6%
Accenture PLC, Cl A	0.5%	13,928	$4,456
Other Securities	0.1		1,346

			5,802

Materials — 0.5%
Linde PLC	0.4	11,382	3,339
Other Securities	0.1		381

			3,720

Total Foreign Common Stock (Cost $10,239) ($ Thousands)			20,832

Total Investments in Securities — 92.6% (Cost $382,571) ($ Thousands)			$799,933

		Contracts

PURCHASED OPTION* — 0.1%

Total Purchased Option (A) (Cost $800) ($ Thousands)		103	$1,246

PURCHASED SWAPTIONS* — 1.3%

Total Purchased Swaption (B) (Cost $7,544) ($ Thousands)		126,633,735	$11,363

WRITTEN OPTION* — (0.0)%

Total Written Option (A) (Premiums received $(340) ) ($ Thousands)		(103)	$(385)

A list of the open exchange traded option contracts held by the Fund at September 30, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.1%

Put Options
S&P 500 Index*	103	$ 800	$4,200.00	12/18/2021	$ 1,246

Total Purchased Option		$ 800			$ 1,246

WRITTEN OPTION — (0.0)%

Put Options
S&P 500 Index*	(103)	$ (340)	3,750.00	12/18/21	$ (385)

Total Written Option		$ (340)			$ (385)

†† Represents Cost

200	SEI Institutional Managed Trust / Annual Report / September 30, 2021

A list of the open OTC swaption contracts held by the Fund at September 30, 2021 is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS — 1.3%

Call Swaptions
SWAPTION 3Y30Y 1.985% PAY*	Bank of America Merill Lynch	45,991,254	$1.99	08/17/2024	$4,679
SWAPTION 3Y30Y 2.000% PAY*	Bank of America Merill Lynch	80,642,481	$2.00	08/19/2023	6,684

Total Purchased Swaptions		126,633,735			$11,363

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
MSCI EAFE Index^	114	Dec-2021	$13,512	$12,922	$(590)
S&P 500 Index E-MINI	290	Dec-2021	64,527	62,317	(2,210)

			$78,039	$75,239	$(2,800)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Depreciation (Thousands)
Bank of America	01/11/22	USD	2,500	SAR	9,384	$—

Bank of America	01/11/22	USD	170	SAR	637	—

Bank of America	01/11/22	SAR	174,096	USD	46,352	(43)

						$(43)

A list of the open OTC swap agreements held by the Fund at September 30, 2021, is as follows:

			Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	BLOOMBERG COMMODITY INDEX TOTAL RETURN	0.10%	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Annually	11/18/2021	USD	(31,752)	$2,465	$–	$2,465
BNP Paribas^	BLOOMBERG COMMODITY INDEX TOTAL RETURN	0.10%	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Quarterly	12/09/2021	USD	(42,023)	1,823	–	1,823
BNP Paribas	BLOOMBERG COMMODITY INDEX TOTAL RETURN	0.10%	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Quarterly	12/16/2021	USD	(14,684)	(283)	–	(283)

								$4,005	$–	$4,005

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swap
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
1Y CPI-CPURNSA^	2.1475%	Annually	12/10/2030	USD	27,761	$ 2,707	$ –	$ 2,707

SEI Institutional Managed Trust / Annual Report / September 30, 2021	201

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Concluded)

Percentages are based on a Net Assets of $863,953 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

^	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. As of September 30, 2021.

(A)	Refer to table below for details on Options Contracts.

(B)	Refer to table below for details on Swaption Contracts.

Cl — Class

EAFE — Europe, Australasia and Far East

Ltd.	— Limited

MSCI — Morgan Stanley Capital International

OTC — Over The Counter

PLC — Public Limited Company

SAR — Saudi Riyal

S&P — Standard & Poor’s

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	779,101	–	–	779,101
Foreign Common Stock	20,832	–	–	20,832

Total Investments in Securities	799,933	–	–	799,933

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,246	–	–	1,246
Purchased Swaptions	–	11,363	–	11,363
Written Options	(385)	–	–	(385)
Futures Contracts*
Unrealized Depreciation	(2,800)	–	–	(2,800)
Forwards Contracts*
Unrealized Appreciation	–	–	–	–
Unrealized Depreciation	–	(43)	–	(43)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	4,288	–	4,288
Unrealized Depreciation	–	(283)	–	(283)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	2,707	–	2,707

Total Other Financial Instruments	(1,939)	18,032	–	16,093

* Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation/ (depreciation) on the instruments.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

202	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30,2021

Multi-Strategy Alternative Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 28.1%

Communication Services — 3.7%
Activision Blizzard Inc	26,600	$2,059
Alphabet Inc, Cl A *(P)	773	2,067
Altice USA Inc, Cl A *	2,738	57
AT&T Inc	74,723	2,018
Bumble, Cl A	1,576	79
Clear Channel Outdoor Holdings Inc, Cl A *	7,401	20
DISH Network Corp, Cl A *	36,788	1,599
Entravision Communications Corp, Cl A	8,453	60
Facebook Inc, Cl A *	1,993	676
Hemisphere Media Group Inc, Cl A *	1,243	15
IDT Corp, Cl B *(P)	11,577	486
Magnite Inc *	8,804	246
News Corp, Cl A	29,964	705
Snap Inc, Cl A *	22,631	1,672
Spanish Broadcasting System, Cl A	1,428	5
Take-Two Interactive Software Inc, Cl A *	13,749	2,118
Twitter Inc *(P)	11,907	719
United States Cellular Corp *	2,408	77
Urban One	1,458	10
Urban One, Cl A	6,136	50
Walt Disney Co/The (P)	6,493	1,098
Windstream Services *	5,206	75
Zillow Group Inc, Cl A *(P)	10,981	973

		16,884

Consumer Discretionary — 2.9%
Accel Entertainment, Cl A *	4,386	53
Amazon.com Inc, Cl A *(P)	477	1,567
AMMO *	36,313	223
Bloomin’ Brands Inc *	53,372	1,334

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Caleres Inc (P)	96,401	$2,142
Cenveo Corporation *(A)	6,082	43
Everi Holdings Inc *	1,779	43
Express Inc *	2,753	13
Full House Resorts *	64,040	680
General Motors Co *	443	23
Guitar Center *(A)(B)	2,167	376
Hertz Global Holdings	6,239	75
JD.com ADR *(P)	13,020	941
Penn National Gaming Inc *(P)	15,700	1,138
Red Rock Resorts Inc, Cl A *	6,209	318
Select Interior Concepts, Cl A *	42,800	617
Texas Roadhouse Inc, Cl A	2,960	270
Ulta Beauty Inc *	5,380	1,942
Vail Resorts Inc *	3,953	1,321
Veoneer Inc *	5,017	171
Vivint Smart Home *	2,182	21

		13,311

Consumer Staples — 0.7%
Coty Inc, Cl A *	204,514	1,607
Molson Coors Beverage Co, Cl B	27,436	1,273
Sanderson Farms Inc	2,420	455

		3,335

Energy — 1.1%
APA Corp	32,128	688
Chesapeake Energy Corp	5,591	344
Extraction Oil & Gas	3,282	185
Extraction Oil & Gas Inc *	2,876	162
Helmerich & Payne Inc	23,212	636
NexGen Energy *	131,430	622
Parker Drilling Co *(A)(C)(O)	4,414	17
Valaris Ltd *	2,471	87
Viper Energy Partners LP (D)(P)	111,758	2,442

		5,183

Financials — 3.6%
Adit EdTech Acquisition	6,984	70
AF Acquisition	2,804	27
Agile Growth	8,265	82
Angel Pond Holdings	5,090	50
Arctos NorthStar Acquisition	10,081	99
Astrea Acquisition, Cl A	12,694	127
Athena Technology Acquisition, Cl A *	4,332	43
Atlantic Coastal Acquisition	23,200	229
Black Spade Acquisition *	41,200	409
BOA Acquisition	14,104	139
Build Acquisition *(C)	1,560	16
CF Acquisition V, Cl A *	3,530	35
Clarim Acquisition *	19,084	188
Colonnade Acquisition II	9,247	90
Comerica Inc	8,387	675
Crown PropTech Acquisitions	25,344	249

SEI Institutional Managed Trust / Annual Report / September 30, 2021	203

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Decarbonization Plus Acquisition IV *	14,010	$142
DHB Capital *	14,847	147
DiamondHead Holdings, Cl A	6,419	64
Digital Transformation Opportunities	8,908	87
ECP Environmental Growth Opportunities, Cl A *	4,597	45
Environmental Impact Acquisition, Cl A *	11,291	112
EQ Health Acquisition (C)	17,180	172
Evo Acquisition (C)	22,645	225
Fintech Evolution Acquisition Group	9,742	96
FTAC Athena Acquisition, Cl A *	678	7
G&P Acquisition (C)	28,975	291
Gaming & Hospitality Acquisition	10,124	100
GigCapital4 *	18,044	178
Global Partner Acquisition II *	10,362	102
Golden Arrow Merger	8,680	86
Golden Falcon Acquisition, Cl A *	2,306	22
Gores Technology Partners II, Cl A *	5,161	50
GX Acquisition II (C)	10,918	108
Healthcare Capital, Cl A	2,552	25
HealthCor Catalio Acquisition, Cl A *	288	3
Insight Acquisition *	14,389	143
InterPrivate II Acquisition	7,668	76
Investors Bancorp Inc	11,530	174
Itiquira Acquisition, Cl A *(C)	8,529	83
Jack Creek Investment, Cl A *	4,654	45
Kismet Acquisition Three	18,844	186
Levere Holdings, Cl A	1,214	12
Longview Acquisition II, Cl A *	14,987	148
MCAP Acquisition, Cl A	19,940	197
MDH Acquisition, Cl A *	4,499	44
Mission Advancement (C)	21,171	208
Mission Advancement, Cl A	49,556	482
Noble Corp *	1,654	45
Noble Rock Acquisition *	34,471	341
Northern Star Investment IV	4,778	47
Omnichannel Acquisition, Cl A *	4,601	46
OneMain Holdings Inc, Cl A	1,095	61
Pathfinder Acquisition, Cl A *	3,514	35
Penney Borrower LLC *	3,070	32
PennyMac Financial Services Inc	10,200	623
People’s United Financial Inc	8,286	145
Peridot Acquisition II *	10,922	108
Pine Technology Acquisition (C)	18,129	180
Plum Acquisition I	677	7
Priveterra Acquisition *	14,584	145
PROG Holdings Inc (P)	36,326	1,526
Queen’s Gambit Growth Capital, Cl A *	71,607	707
Ribbit LEAP *(C)(P)	58,788	615
Rosecliff Acquisition I	23,980	237
RXR Acquisition *	2,127	21
S&P Global Inc (P)	2,034	864

Description	Shares	Market Value $ Thousands)

COMMON STOCK (continued)
Science Strategic Acquisition Alpha	21,414	$213
SCP & CO Healthcare Acquisition *	9,890	98
Seven Oaks Acquisition, Cl A *	4,745	47
SilverBox Engaged Merger I	6,741	67
Silvergate Capital, Cl A *	3,306	382
Skydeck Acquisition (P)	39,178	390
Social Leverage Acquisition I	66	1
Spartan Acquisition III, Cl A *	17,425	172
State Auto Financial Corp	13,509	688
Tailwind International Acquisition *(C)	20,880	207
Tailwind Two Acquisition *(C)	8,476	84
TB Acquisition (C)	21,719	213
TCV Acquisition, Cl A (P)	52,448	514
TLG Acquisition One *	11,077	110
Twelve Seas Investment II, Cl A	27,557	268
Twin Ridge Capital Acquisition	5,314	52
TZP Strategies Acquisition	9,979	99
Velocity Acquisition, Cl A	9,081	90
VPC Impact Acquisition Holdings II, Cl A *	2,246	22
Zions Bancorp NA	11,010	681
Z-Work Acquisition *	7,794	77

		16,648

Health Care — 2.1%
Acceleron Pharma Inc *	2,743	472
Bausch Health *(P)	119,254	3,321
Change Healthcare Inc *	82,341	1,724
Definitive Healthcare, Cl A *(C)(P)	14,095	604
Evolent Health Inc, Cl A *	2,210	69
Hill-Rom Holdings Inc	6,574	986
Intersect ENT Inc *	10,602	288
MedMen Enterprises, Cl B *	60,782	18
Misonix *	1,082	27
Trillium Therapeutics *	37,346	656
Viatris Inc, Cl W	98,901	1,340

		9,505

Industrials — 2.8%
Air Transport Services Group Inc *(P)	84,290	2,176
BWX Technologies Inc, Cl W (P)	42,061	2,265
Desktop Metal, Cl A *	39,829	286
Dycom Industries Inc *	9,496	676
ExOne *	31,421	735
IAA Inc *	736	40
Kansas City Southern	2,045	553
Kirby Corp *(P)	43,873	2,104
Lyft Inc, Cl A *	12,253	657
Monitronics International Inc *(A)(B)(C)	18,437	199
Spirit AeroSystems Holdings Inc, Cl A (P)	53,152	2,349
Uber Technologies Inc *(P)	20,807	932

		12,972

Information Technology — 6.3%
Affirm Holdings, Cl A *(P)	6,870	818

204	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Afterpay ADR	6,124	$537
Alliance Data Systems Corp (P)	11,159	1,126
Aquity Holdings Inc *(A)	3,945	44
Bill.com Holdings Inc *(P)	3,761	1,004
Dynatrace Inc *(P)	25,916	1,839
EngageSmart *	2,475	84
Fidelity National Information Services Inc, Cl B (P)	11,157	1,358
FireEye Inc *	142,543	2,537
Five9 Inc *	3,181	508
Flex *	72,857	1,288
HubSpot Inc *(P)	1,093	739
Intuit Inc (P)	1,821	983
Magnachip Semiconductor Corp *	13,107	233
Mastercard Inc, Cl A (P)	1,534	533
Mmodal (Escrow Security) *(A)	3,007	—
Nuance Communications Inc *	8,821	486
NVIDIA Corp (P)	4,284	888
salesforce.com Inc *	7,414	2,011
Shift4 Payments, Cl A *(P)	14,263	1,106
Shopify, Cl A *(P)	540	732
Square Inc, Cl A *(P)	5,354	1,284
SS&C Technologies Holdings Inc	30,892	2,144
StoneCo Ltd, Cl A *(P)	21,878	760
Stratim Cloud Acquisition *(A)	949	10
Twilio Inc, Cl A *(P)	2,242	715
Vishay Intertechnology Inc (P)	108,960	2,189
Vonage Holdings Corp *	50,646	816
Vontier	31,151	1,047
Zoom Video Communications Inc, Cl A *(P)	4,192	1,096

		28,915

Materials — 3.7%
Allegheny Technologies Inc *(P)	132,069	2,196
Arctic Canadian Diamond Company Ltd. *(A)	228	—
Ardagh Metal Packaging *(P)	233,026	2,321
CF Industries Holdings Inc	35,049	1,956
Constellium, Cl A *(P)	114,640	2,153
Eagle Materials Inc (P)	15,594	2,045
Ferro *	11,680	238
FMC Corp	21,667	1,984
Gatos Silver *	52,535	611
Hexion Holdings Corp, Cl B *(O)	9,735	214
Kraton Corp *	630	29
Libbey Glass Inc. *(A)	1,227	5
O-I Glass Inc, Cl I *	44,095	629
Olin Corp (P)	47,700	2,302

		16,683

Real Estate — 1.2%
Copper Property Pass-Through Certificates *(A)(O)	23,020	453

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kimco Realty Corp ‡	116,328	$2,414
Opendoor Technologies *‡	34,837	715
Park Hotels & Resorts Inc *‡	98,176	1,879

		5,461

Utilities — 0.0%
Vistra Corp	1,369	23

Total Common Stock (Cost $128,232) ($ Thousands)		128,920

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 15.0%

Communication Services — 1.5%
Altice France
10.500%, 05/15/2027 (E)	$858	938
5.500%, 10/15/2029 (E)	634	628
5.125%, 07/15/2029 (E)	72	71
AMC Entertainment Holdings
6.125%, 05/15/2027	55	40
5.750%, 06/15/2025	5	4
AMC Networks
4.250%, 02/15/2029	138	137
CB Escrow
8.000%, 10/15/2025 (E)	567	591
CCO Holdings
4.250%, 01/15/2034 (E)	512	507
Digicel Group
6.750%, 03/01/2023 (E)	55	52
DISH DBS
7.750%, 07/01/2026	225	254
7.375%, 07/01/2028	40	42
5.125%, 06/01/2029	50	49
Gray Television
7.000%, 05/15/2027 (E)	68	73
iHeartCommunications (N)
8.375%, 05/01/2027	301	322
Intelsat Luxembourg
8.125%, 06/01/2023 (F)	45	–
Level 3 Financing
3.750%, 07/15/2029 (E)	54	52
Meredith
6.875%, 02/01/2026	220	227
Midas OpCo Holdings
5.625%, 08/15/2029 (E)	289	299
Salem Media Group
6.750%, 06/01/2024 (E)	395	394
Scripps (Escrow Security)
5.875%, 07/15/2027 (E)	218	224
Scripps II (Escrow Security)
5.375%, 01/15/2031 (E)	145	143

SEI Institutional Managed Trust / Annual Report / September 30, 2021	205

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Spanish Broadcasting System
9.750%, 03/01/2026 (E)		$158	$165
T-Mobile USA
3.500%, 04/15/2031		65	69
3.375%, 04/15/2029		65	68
Trilogy International South Pacific
8.875%, 05/15/2023 (E)		316	308
Urban One
7.375%, 02/01/2028 (E)		405	434
Vmed O2 UK Financing I
4.750%, 07/15/2031 (E)		224	229
4.500%, 07/15/2031	GBP	132	181
Windstream Escrow
7.750%, 08/15/2028 (E)		$518	541

			7,042

Consumer Discretionary — 2.9%
Abercrombie & Fitch Management
8.750%, 07/15/2025 (E)		202	220
Allen Media
10.500%, 02/15/2028 (E)		363	373
Altice Financing
5.750%, 08/15/2029 (E)		80	78
Ambience Merger Sub
7.125%, 07/15/2029 (E)		137	136
American Greetings
8.750%, 04/15/2025 (E)		265	276
Bath & Body Works
6.750%, 07/01/2036		80	99
6.625%, 10/01/2030 (E)		60	68
Bed Bath & Beyond
5.165%, 08/01/2044		142	122
Caesars Entertainment
8.125%, 07/01/2027 (E)		118	133
Caesars Resort Collection
5.250%, 10/15/2025 (E)		98	99
Carnival
11.500%, 04/01/2023 (E)		16	18
10.500%, 02/01/2026 (E)		95	110
9.875%, 08/01/2027 (E)		135	156
5.750%, 03/01/2027 (E)		15	16
Cengage Learning
9.500%, 06/15/2024 (E)		390	399
Chukchansi Economic Development Authority
8.000%, 04/15/2028 (E)		72	64
Clarios Global/Clarios US Finance
4.375%, 05/15/2026	EUR	100	120
Constellation
8.500%, 09/15/2025 (E)		$137	133
CSC Holdings
4.625%, 12/01/2030 (E)		389	369

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cumulus Media New Holdings
6.750%, 07/01/2026 (E)		$199	$206
Dave & Buster’s
7.625%, 11/01/2025 (E)		162	173
Diamond Sports Group
6.625%, 08/15/2027 (E)		292	128
5.375%, 08/15/2026 (E)		350	231
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (E)		185	185
EC Finance
3.000%, 10/15/2026	EUR	227	265
Empire Communities
7.000%, 12/15/2025 (E)		$551	576
Ferrellgas
5.875%, 04/01/2029 (E)		126	122
5.375%, 04/01/2026 (E)		86	84
Gap
3.875%, 10/01/2031 (E)		295	295
3.625%, 10/01/2029 (E)		112	112
Getty Images
9.750%, 03/01/2027 (E)		170	181
Goodyear Tire & Rubber
9.500%, 05/31/2025		110	121
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (E)		515	548
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2023		183	176
L Brands, Strike Price 100895
7.600%, 07/15/2037		5	6
Liberty Interactive
8.250%, 02/01/2030		325	362
Life Time
8.000%, 04/15/2026 (E)		137	145
MGM Resorts International
7.750%, 03/15/2022		763	784
Mohegan Gaming & Entertainment
8.000%, 02/01/2026 (E)		234	244
NCL
12.250%, 05/15/2024 (E)		561	662
5.875%, 03/15/2026 (E)		100	103
Panther BF Aggregator 2
8.500%, 05/15/2027 (E)		273	290
Papa John’s International
3.875%, 09/15/2029 (E)		110	109
Penn National Gaming
4.125%, 07/01/2029 (E)		44	44
PetSmart
4.750%, 02/15/2028 (E)		137	141
Royal Caribbean Cruises
11.500%, 06/01/2025 (E)		54	62
10.875%, 06/01/2023 (E)		120	134
9.125%, 06/15/2023 (E)		65	71

206	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Scientific Games International
8.250%, 03/15/2026 (E)		$41	$44
5.000%, 10/15/2025 (E)		815	838
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (E)		470	470
SWF Escrow Issuer
6.500%, 10/01/2029 (E)		164	160
Tenneco
5.125%, 04/15/2029 (E)		195	199
Terrier Media Buyer
8.875%, 12/15/2027 (E)		295	312
Trulieve Cannabis Corp
8.000%, 10/06/2026		309	309
Viking Cruises
5.875%, 09/15/2027 (E)		85	82
VOC Escrow
5.000%, 02/15/2028 (E)		54	53
White Capital Parent
8.250%cash/9.000% PIK, 03/15/2026 (E)		164	169
William Hill MTN
4.750%, 05/01/2026	GBP	200	292
Wynn Las Vegas
5.500%, 03/01/2025 (E)		$50	51
5.250%, 05/15/2027 (E)		60	61
4.250%, 05/30/2023 (E)		15	15
Wynn Resorts Finance
7.750%, 04/15/2025 (E)		120	127
5.125%, 10/01/2029 (E)		263	265

			12,996

Consumer Staples — 0.8%
Albertsons
7.500%, 03/15/2026 (E)		1,452	1,568
Fresh Market
9.750%, 05/01/2023 (E)		219	225
New Albertsons
8.700%, 05/01/2030		235	294
Rite Aid
8.000%, 11/15/2026 (E)		76	76
7.700%, 02/15/2027		345	316
Turning Point Brands
5.625%, 02/15/2026 (E)		273	285
US Foods
6.250%, 04/15/2025 (E)		157	165
Vector Group
10.500%, 11/01/2026 (E)		225	237
5.750%, 02/01/2029 (E)		305	305

			3,471

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 2.8%
Aethon United BR
8.250%, 02/15/2026 (E)	$160	$173
Antero Midstream Partners
7.875%, 05/15/2026 (E)	100	109
5.750%, 03/01/2027 (E)	150	155
5.750%, 01/15/2028 (E)	20	21
Antero Resources
7.625%, 02/01/2029 (E)	170	190
Ascent Resources Utica Holdings
7.000%, 11/01/2026 (E)	109	113
Blue Racer Midstream
6.625%, 07/15/2026 (E)	155	162
Carrizo Oil & Gas
8.250%, 07/15/2025	117	114
Chesapeake Energy (Escrow Security)
0.000%, 12/31/2049 (A)	225	–
CNX Midstream Partners
4.750%, 04/15/2030 (E)	25	25
CNX Resources
7.250%, 03/14/2027 (E)	95	101
Comstock Resources
7.500%, 05/15/2025 (E)	61	63
CQP Holdco
5.500%, 06/15/2031 (E)	198	211
Crestwood Midstream Partners
5.750%, 04/01/2025	105	107
DT Midstream
4.125%, 06/15/2029 (E)	141	143
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (E)	170	174
Energy Transfer
6.625%, VAR ICE LIBOR USD 3 Month +4.155% (G)	83	81
6.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.694% (G)	53	55
6.250%, VAR ICE LIBOR USD 3 Month +4.028% (G)	76	68
EnLink Midstream
5.625%, 01/15/2028 (E)	80	85
5.375%, 06/01/2029	295	312
EnLink Midstream Partners
4.850%, 07/15/2026	85	89
EQT
7.500%, 02/01/2030	115	148
6.625%, 02/01/2025	50	57
GAC Holdco
12.000%, 08/15/2025	0	270
Genesis Energy
8.000%, 01/15/2027	150	152
7.750%, 02/01/2028	110	110

SEI Institutional Managed Trust / Annual Report / September 30, 2021	207

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Harvest Midstream I
7.500%, 09/01/2028 (E)		$67	$71
Independence Energy Finance
7.250%, 05/01/2026 (E)		136	140
ITT Holdings
6.500%, 08/01/2029 (E)		179	181
Laredo Petroleum
10.125%, 01/15/2028		40	43
9.500%, 01/15/2025		125	130
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (E)		840	845
New Fortress Energy
6.500%, 09/30/2026 (E)		170	163
NGL Energy Operating
7.500%, 02/01/2026 (E)		120	122
NGL Energy Partners
7.500%, 11/01/2023		205	199
7.500%, 04/15/2026		65	58
6.125%, 03/01/2025		218	192
Northern Oil and Gas
8.125%, 03/01/2028 (E)		205	219
Oasis Midstream Partners
8.000%, 04/01/2029 (E)		55	57
Occidental Petroleum
6.125%, 01/01/2031		40	48
5.500%, 12/01/2025		70	77
4.625%, 06/15/2045		120	123
4.500%, 07/15/2044		10	10
4.400%, 04/15/2046		10	10
OQ SAOC MTN
5.125%, 05/06/2028 (E)		200	202
PBF Holding
9.250%, 05/15/2025 (E)		180	171
7.250%, 06/15/2025		183	123
6.000%, 02/15/2028		85	54
Petroleos Mexicanos
6.950%, 01/28/2060 (E)		351	307
6.875%, 10/16/2025 (E)		223	244
6.375%, 01/23/2045		650	553
6.350%, 02/12/2048		1,074	907
5.950%, 01/28/2031 (E)		305	296
4.500%, 01/23/2026		211	212
3.500%, 01/30/2023		604	612
Petroleos Mexicanos MTN
6.750%, 09/21/2047		507	442
Range Resources
9.250%, 02/01/2026		506	552
Rockcliff Energy II
5.500%, 10/15/2029 (E)		137	139
Secure Energy Services
7.250%, 12/30/2026 (E)	CAD	221	177

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Shelf Drilling Holdings
8.875%, 11/15/2024 (E)		$60	$61
8.250%, 02/15/2025 (E)		270	212
Southwestern Energy
5.375%, 02/01/2029 (E)		146	156
5.375%, 03/15/2030		87	94
Strathcona Resources
6.875%, 08/01/2026 (E)		366	363
Tallgrass Energy Partners
6.000%, 09/01/2031 (E)		112	113
Targa Resources Partners
4.000%, 01/15/2032 (E)		145	150
Transocean
11.500%, 01/30/2027 (E)		185	191
8.000%, 02/01/2027 (E)		44	35
6.800%, 03/15/2038		334	197
Tullow Oil
10.250%, 05/15/2026 (E)		662	691
USA Compression Partners
6.875%, 09/01/2027		170	180
Vine Energy Holdings
6.750%, 04/15/2029 (E)		287	310
Welltec International ApS
8.250%, 10/15/2026 (E)		7	7

			13,727

Financials — 2.3%
AG Issuer
6.250%, 03/01/2028 (E)		180	189
Banque Centrale de Tunisie International Bond
5.750%, 01/30/2025		625	528
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.842% (G)		195	213
Citigroup Global Markets Holdings
12.575%, 03/31/2022 (E)(H)	EGP	13,128	787
Citigroup Global Markets Holdings MTN
13.719%, 12/16/2021 (E)(H)		12,768	792
Enact Holdings
6.500%, 08/15/2025 (E)		$140	153
Finance of America Funding
7.875%, 11/15/2025 (E)		435	423
Freedom Mortgage
8.250%, 04/15/2025 (E)		421	429
8.125%, 11/15/2024 (E)		88	89
6.625%, 01/15/2027 (E)		335	326
Genworth Holdings
4.800%, 02/15/2024		120	122
Goldman Sachs International MTN
13.111%, 01/13/2022 (E)(H)	EGP	11,900	733

208	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Home Point Capital
5.000%, 02/01/2026 (E)		$110	$100
HSBC Bank
12.919%, 02/10/2022 (E)(H)	EGP	6,825	416
JPMorgan Chase Bank MTN
12.396%, 03/17/2022 (E)(H)		9,141	551
LD Holdings Group
6.500%, 11/01/2025 (E)		$150	150
6.125%, 04/01/2028 (E)		65	61
MDGH - GMTN BV MTN
4.500%, 11/07/2028		200	233
New Residential Investment
6.250%, 10/15/2025 (E)		280	282
Novo Banco MTN
3.500%, 01/02/2043	EUR	20	23
3.500%, 01/23/2043		280	320
OneMain Finance
7.125%, 03/15/2026		$105	122
6.875%, 03/15/2025		100	112
PennyMac Financial Services
5.750%, 09/15/2031 (E)		183	183
4.250%, 02/15/2029 (E)		160	152
Sabre GLBL
9.250%, 04/15/2025 (E)		251	290
Saracen Development
14.000%cash/3.000% PIK, 10/15/2025 (E)		390	430
VistaJet Malta Finance
10.500%, 06/01/2024 (E)		628	682
VTB Bank Via VTB Capital
6.950%, 10/17/2022		653	682
WeWork
7.875%, 05/01/2025 (E)		445	452

			10,025

Health Care — 1.0%
Akumin
7.000%, 11/01/2025 (E)		245	238
Akumin Escrow
7.500%, 08/01/2028 (E)		263	255
Bausch Health
6.250%, 02/15/2029 (E)		315	312
6.125%, 04/15/2025 (E)		66	67
5.250%, 01/30/2030 (E)		293	273
5.250%, 02/15/2031 (E)		90	83
5.000%, 02/15/2029 (E)		55	51
4.875%, 06/01/2028 (E)		35	36
Bausch Health Americas
9.250%, 04/01/2026 (E)		61	65
Cano Health
6.250%, 10/01/2028 (E)		206	208

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Centene
4.625%, 12/15/2029		$198	$216
3.375%, 02/15/2030		82	85
2.625%, 08/01/2031		88	87
CHS
6.125%, 04/01/2030 (E)		429	417
DaVita
3.750%, 02/15/2031 (E)		141	137
Endo DAC
9.500%, 07/31/2027 (E)		114	114
6.000%, 06/30/2028 (E)		128	92
Endo Finance
5.750%, 01/15/2022 (E)		130	113
Endo Luxembourg Finance I S.A.R.L.
6.125%, 04/01/2029 (E)		25	25
Envision Healthcare
8.750%, 10/15/2026 (E)		70	57
FXI Holdings
12.250%, 11/15/2026 (E)		200	227
7.875%, 11/01/2024 (E)		123	126
Grifols Escrow Issuer
3.875%, 10/15/2028	EUR	216	253
Lannett
7.750%, 04/15/2026 (E)		$250	230
ModivCare Escrow Issuer
5.000%, 10/01/2029 (E)		228	236
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (E)		429	453
Varex Imaging
7.875%, 10/15/2027 (E)		203	228
Verisure Midholding
5.250%, 02/15/2029	EUR	131	156

			4,840

Industrials — 1.1%
American Airlines
5.750%, 04/20/2029 (E)		$135	145
5.500%, 04/20/2026 (E)		90	95
Artera Services
9.033%, 12/04/2025 (E)		260	282
Avianca Holdings
9.000%, 03/31/2022 (E)		308	307
BCPE Empire Holdings
7.625%, 05/01/2027 (E)		252	251
Bombardier
7.875%, 04/15/2027 (E)		65	67
7.500%, 12/01/2024 (E)		25	26
7.500%, 03/15/2025 (E)		115	117
Builders FirstSource
6.750%, 06/01/2027 (E)		367	389
CoreCivic
8.250%, 04/15/2026		7	7

SEI Institutional Managed Trust / Annual Report / September 30, 2021	209

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CoreLogic
4.500%, 05/01/2028 (E)		$257	$255
Covanta Holding
5.000%, 09/01/2030		101	102
Delta Air Lines
7.000%, 05/01/2025 (E)		79	92
Fortress Transportation and Infrastructure Investors
9.750%, 08/01/2027 (E)		240	272
6.500%, 10/01/2025 (E)		50	52
Garda World Security
9.500%, 11/01/2027 (E)		167	181
6.000%, 06/01/2029 (E)		98	96
Icahn Enterprises
4.375%, 02/01/2029		165	165
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (A)(F)		495	–
OHL Operaciones
6.600%, 03/31/2026	EUR	146	154
PGT Innovations
4.375%, 10/01/2029 (E)		$87	88
RR Donnelley & Sons
6.125%, 11/01/2026 (E)		215	224
Team Health Holdings
6.375%, 02/01/2025 (E)		120	116
Tervita
11.000%, 12/01/2025 (E)		128	145
TransDigm
8.000%, 12/15/2025 (E)		324	345
6.250%, 03/15/2026 (E)		437	456
Triumph Group
8.875%, 06/01/2024 (E)		45	50
7.750%, 08/15/2025		185	183
6.250%, 09/15/2024 (E)		20	20
Tutor Perini
6.875%, 05/01/2025 (E)		370	378
Vallourec
8.500%, 06/30/2026	EUR	104	123
Western Global Airlines
10.375%, 08/15/2025 (E)		$160	179

			5,362

Information Technology — 0.4%
Boxer Parent
9.125%, 03/01/2026 (E)		158	166
Castle US Holding
9.500%, 02/15/2028 (E)		170	178
CommScope
8.250%, 03/01/2027 (E)		195	204
7.125%, 07/01/2028 (E)		115	117
6.000%, 03/01/2026 (E)		150	156

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CommScope Technologies
6.000%, 06/15/2025 (E)		$307	$311
Flexential Intermediate
11.250%, 08/01/2024 (E)		240	259
Twilio
3.875%, 03/15/2031		65	67
3.625%, 03/15/2029		65	66
Veritas US
7.500%, 09/01/2025 (E)		184	191

			1,715

Materials — 1.6%
Allegheny Technologies
5.125%, 10/01/2031		121	122
4.875%, 10/01/2029		57	57
ARD Finance
6.500%, 06/30/2027 (E)		152	162
5.000%cash/5.750% PIK, 06/30/2027	EUR	415	499
Cleveland-Cliffs
9.875%, 10/17/2025 (E)		$88	101
Consolidated Energy Finance
5.625%, 10/15/2028 (E)		68	68
Cornerstone Chemical
6.750%, 08/15/2024 (E)		1,135	965
CSN Inova Ventures
6.750%, 01/28/2028 (E)		350	373
First Quantum Minerals
7.500%, 04/01/2025 (E)		650	667
6.500%, 03/01/2024 (E)		208	210
Freeport-McMoRan
5.450%, 03/15/2043		195	240
LSB Industries
9.625%, 05/01/2023 (E)		775	807
6.250%, (E)		190	192
LSF11 A5 HoldCo
6.625%, 10/15/2029 (E)		27	27
Mineral Resources
8.125%, 05/01/2027 (E)		265	288
Mountain Province Diamonds
8.000%, 12/15/2022 (E)(O)		390	347
NMG Holding
7.125%, 04/01/2026 (E)(O)		265	281
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(E)(F)(O)		460	–
NOVA Chemicals
4.250%, 05/15/2029 (E)		148	148
Novelis
3.875%, 08/15/2031 (E)		349	345
Rain CII Carbon
7.250%, 04/01/2025 (E)		335	343

210	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rayonier AM Products
7.625%, 01/15/2026 (E)	$160	$170
Tacora Resources
8.250%, 05/15/2026 (E)	165	167
Trident TPI Holdings
9.250%, 08/01/2024 (E)	282	296
Tronox
4.625%, 03/15/2029 (E)	305	304

		7,179

Real Estate — 0.1%
Diversified Healthcare Trust
9.750%, 06/15/2025	210	230
4.375%, 03/01/2031	85	82
Realogy Group
9.375%, 04/01/2027 (E)	187	205

		517

Utilities — 0.5%
Eskom Holdings SOC MTN
8.450%, 08/10/2028	860	950
NRG Energy
3.875%, 02/15/2032 (E)	372	368
Oryx Funding
5.800%, 02/03/2031 (E)	212	224
Talen Energy Supply
10.500%, 01/15/2026 (E)	199	109
7.625%, 06/01/2028 (E)	51	48
7.250%, 05/15/2027 (E)	178	168
6.625%, 01/15/2028 (E)	75	70
6.500%, 06/01/2025	124	62
Vistra Operations
5.500%, 09/01/2026 (E)	55	56

		2,055

Total Corporate Obligations (Cost $67,591) ($ Thousands)		68,929

	Shares

REGISTERED INVESTMENT COMPANIES — 10.9%
Merger Fund , Cl L	2,877,796	49,872
Sprott Physical Uranium Trust	19,864	225
VelocityShares Daily 2x VIX Short Term ETN	498	2

Total Registered Investment Companies (Cost $46,466) ($ Thousands)		50,099

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT — 4.6%
Angolan Government International Bond
9.375%, 05/08/2048		$313	$323
8.000%, 11/26/2029		625	639
Argentine Republic Government International Bond
2.500%, 3.500%, 07/09/2022, 07/09/2041 (I)		75	27
2.000% , 3.875%, 07/09/2022, 01/09/2038 (I)		495	192
Bahamas Government International Bond
8.950%, 10/15/2032 (E)		341	321
Bahrain Government International Bond
7.000%, 01/26/2026		400	443
Egypt Government International Bond
8.750%, 09/30/2051 (E)		405	395
8.700%, 03/01/2049		579	562
7.600%, 03/01/2029		663	687
7.500%, 01/31/2027		877	926
5.875%, 02/16/2031 (E)		365	335
Ghana Government International Bond
7.750%, 04/07/2029 (E)		262	250
6.399%, 04/07/2025 (E)(H)		200	154
Jordan Government International Bond
5.850%, 07/07/2030 (E)		289	299
4.950%, 07/07/2025 (E)		433	452
Nigeria Government International Bond
8.250%, 09/28/2051 (E)		405	408
7.625%, 11/21/2025		1,333	1,475
7.375%, 09/28/2033 (E)		329	331
Oman Government International Bond
7.000%, 01/25/2051 (E)		214	217
6.750%, 01/17/2048		278	275
6.250%, 01/25/2031 (E)		238	255
Oman Sovereign Sukuk
4.875%, 06/15/2030 (E)		200	210
Paraguay Government International Bond
4.625%, 01/25/2023		1,810	1,882
Russian Federal Bond - OFZ
7.400%, 07/17/2024	RUB	153,931	2,130
6.100%, 07/18/2035		99,470	1,218
Saudi Government International Bond MTN
3.750%, 01/21/2055 (E)		$300	313
2.750%, 02/03/2032 (E)		972	999
South Africa Government Bond
8.875%, 02/28/2035	ZAR	9,197	543
8.250%, 03/31/2032		10,472	622
South Africa Government International Bond
8.000%, 01/31/2030		9,470	585
Turkey Government International Bond
6.500%, 09/20/2033		$429	412
6.375%, 10/14/2025		506	519

SEI Institutional Managed Trust / Annual Report / September 30, 2021	211

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Ukraine Government International Bond
7.375%, 09/25/2032	$576	$590
6.876%, 05/21/2029	1,269	1,286
0.026%, VAR N/A 0.000%, 05/31/2040	623	679

Total Sovereign Debt (Cost $21,024) ($ Thousands)		20,954

LOAN PARTICIPATIONS — 4.4%
1236904 B.C. Ltd., Initial Term Loan, 1st Lien
5.599%, 03/04/2027 (J)	260	255
Advisors Group, 1st Lien
4.584%, 07/31/2026	60	60
Aegion, 1st Lien
5.500%, 05/17/2028	140	141
Agrofresh Inc., Initial Term Loan, 1st Lien
7.250%, 12/31/2024 (J)	201	201
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024 (A)(J)	128	132
American Greetings, Term Loan, 1st Lien
5.500%, 04/06/2024 (J)	171	171
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, 09/02/2024 (J)	362	361
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/11/2028 (A)	199	198
Aquity Solutions LLC, 1st Lien
6.750%, 09/13/2026 (A)(B)	440	440
Arctic Canadian Diamond Company Ltd., Term Loan A-2, 1st Lien
6.000%, 12/31/2024 (A)(B)(J)	35	35
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
17.500%, 12/31/2027 (A)(B)(J)	229	229
Aveanna Healthcare LLC, 2021 Extended Term Loan, 1st Lien
4.250%, 07/17/2028 (K)	39	39
Aveanna Healthcare LLC, Extended Term Loan, 1st Lien
4.250%, 07/17/2028 (K)	166	166
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien
9.000%, 10/23/2023 (J)(O)	46	45
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien
9.000%, 04/23/2024 (J)(O)	272	267

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Boxer Parent Inc., Replacement Dollar Term Loan, 1st Lien
3.881%, 10/02/2025	$191	$190
Bright Bidco, Term Loan B, 1st Lien
4.500%, 06/30/2024 (K)	208	165
Carestream Health Inc., 2023 Extended Term Loan, 1st Lien
7.750%, 05/08/2023 (J)	486	488
Carestream Health Inc., 2023 Extended Term Loan, 2nd Lien
13.500%, 08/08/2023 (J)	208	203
CBAC Borrower, LLC, Term Loan B, 1st Lien
4.084%, 07/08/2024 (J)	242	236
Century Casinos, Inc., Term Loan, 1st Lien
6.590%, 12/07/2026 (A)	184	183
Cenveo Corporation, Exit Term Loan, 1st Lien
8.500%, 06/23/2026	576	565
Cogeco Communications Finance, Initial Term B Loan, 1st Lien
0.000%, 09/01/2028	56	56
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
5.084%, VAR LIBOR + 5.000%, 01/04/2026	458	456
Cooper’s Hawk Intermediate Holding, LLC, Initial Term Loan, 1st Lien
6.585%, 10/31/2026 (A)	173	167
DEI Sales Inc., Initial Term Loan, 1st Lien
6.250%, 04/28/2028 (A)	291	288
DirectTV Financing LLC, Closing Date Term Loan, 1st Lien
5.750%, 08/02/2027	265	265
DMT Solutions Global Corporation, Initial Term Loan, 1st Lien
8.500%, 07/02/2024 (A)(K)	88	87
DMT Solutions Global Corporation, Term B-2 Loan, 1st Lien
8.000%, 07/02/2024	103	102
DMT Solutions Global Corporation, Term Loan
8.000%, 07/02/2024	99	99
East Valley Tourist Development Authority , Term Loan, 1st Lien
9.000%, VAR LIBOR + 8.000%, 03/07/2022 (A)	130	128
Eastman Tire, Term Loan B, 1st Lien
0.000%, 08/12/2028 (A)(K)	175	174
ELO Touch Solutions, Term Loan B, 1st Lien
6.586%, 12/14/2025	167	168

212	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.834%, VAR LIBOR + 3.750%, 10/10/2025	$923	$819
Epic Y-Grade Services LP, Term Loan, 1st Lien
7.000%, 06/30/2027 (K)	929	793
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
4.625%, VAR LIBOR + 4.500%, 02/19/2026	145	145
Glass Mountain, Term Loan B, 1st Lien
5.500%, 12/23/2024 (F)(O)	68	22
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 03/14/2025	285	286
Hurtigruten Group, 1st Lien
8.000%, 06/11/2023 (O)	138	159
J.C. Penney Borrower LLC, Term Loan
9.250%, 12/07/2025 (J)	372	373
J.C. Penney Corporation Inc., Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 06/23/2023 (A)(F)	378	2
Jadex Inc., Refinancing Term Loan, 1st Lien
5.500%, 02/18/2028	154	152
KNS Acquisition Corp., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR + 6.250%, 04/21/2027	302	301
Libbey, 1st Lien
11.000%, 11/13/2025 (J)	143	148
Lifescan Global Corporation, Initial Term Loan, 1st Lien
6.146%, 10/01/2024 (J)	877	869
LifeScan, 2nd Lien
0.000%, 10/01/2025	85	80
Mashantucket (Western) Pequot Tribe, Term Loan B, 1st Lien
8.375%, VAR LIBOR + 8.125%, 02/16/2022	727	700
Mavenir Systems Inc., Initial Term Loan, 1st Lien
5.250%, 08/18/2028	195	195
Mcgraw-Hill Education Inc., Initial Term Loan, 1st Lien
5.250%, 07/28/2028	285	286
Mozart Debt Merger, Term Loan, 1st Lien
3.750%, 09/30/2028	235	234
MSG National, 1st Lien
7.000%, 12/31/2049 (A)	308	315

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Newport Parent, Inc., Initial Term Loan, 1st Lien
7.500%, 12/10/2027 (J)	$232	$232
Onex TSG Intermediate Corp., Initial Term Loan, 1st Lien
5.500%, 02/28/2028	195	196
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien
3.584%, VAR LIBOR + 3.500%, 08/01/2024 (O)	666	616
Peak 10, Term Loan, 2nd Lien
8.250%, 08/01/2025 (J)(O)	130	119
Penney Borrower, LLC, Initial Loan, 1st Lien
9.500%, 12/07/2026 (J)	232	231
Peraton Corp., Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/01/2028 (K)	204	204
PLNTF Holdings Inc., 1st Lien
9.000%, 03/22/2026 (A)(J)	204	204
Polymer Additives Inc., Closing Date Term Loan, 1st Lien
6.110%, 07/31/2025 (J)	655	634
Premier Brands Group Holdings, LLC, Term Loan, 1st Lien
8.147%, 03/19/2024 (J)	43	33
8.125%, 03/19/2024 (K)	115	88
Quantum Health, Inc., Amendment No. 1 Refinancing Term Loan, 1st Lien
5.250%, 12/22/2027 (A)	195	195
R.R. Donnelley & Sons Company, Term B Loan
5.085%, 01/15/2024	64	64
Radar Bidco SARL, Initial Term Loan, 1st Lien
9.000%, 12/16/2024	225	274
Revlon Consumer Products Corporation, 2016 Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.500%, 09/07/2023 (A)(F)(K)	897	556
RXB Holdings Inc., Initial Term Loan, 1st Lien
5.250%, 12/20/2027 (A)	212	213
S&S Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, 03/11/2028 (J)	244	242
SIJ, LLC, Term Loan, 1st Lien
9.863%, 07/15/2026 (A)(J)	186	184
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
6.085%, 06/19/2026 (J)(K)	214	213
Springs Window Fashions LLC, Tranche B Term Loan, 1st Lien
6.000%, 09/17/2028 (K)	320	317

SEI Institutional Managed Trust / Annual Report / September 30, 2021	213

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Syniverse Holdings, Inc., Initial Term Loan, 2nd Lien
10.000%, VAR LIBOR + 9.000%, 03/11/2024	$140	$140
Syniverse Holdings, Inc., Tranche C Term Loan , 1st Lien
6.000%, VAR LIBOR + 5.000%, 03/09/2023	1,202	1,201
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR + 2.750%, 02/06/2024	566	550
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
9.750%, VAR LIBOR + 8.000%, 02/28/2025 (K)	71	74
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
5.132%, VAR LIBOR + 5.000%, 05/29/2026 (K)	162	138
Traverse Midstream Partners, LLC, Advance, 1st Lien
6.500%, VAR LIBOR + 5.500%, 09/27/2024 (K)	209	209
VC GB Holdings Corp, Initial Term Loan, 1st Lien
4.000%, 07/21/2028	285	285
Vida Capital, Term Loan
6.085%, 10/01/2026 (A)(J)	185	166

Total Loan Participations
(Cost $19,767) ($ Thousands)		20,217

	Shares

FOREIGN COMMON STOCK — 2.4%

Australia — 0.4%
Western Areas	866,988	1,879

Canada — 0.5%
Lightspeed Commerce *	14,437	1,393
Nuvei *	7,211	826
Tourmaline Oil Corp	2,018	70

		2,289

Cayman Islands — 0.0%
Sands China Ltd	7,010	14

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

France — 0.1%
X-Fab Silicon Foundries *	45,423	$436

Hong Kong — 0.1%
Alibaba Group Holding *(P)	34,582	631
Melco Resorts & Entertainment Ltd ADR *	1,365	14
MGM China Holdings Ltd	19,096	12
Wynn Macau Ltd	17,641	15

		672

Italy — 0.2%
Nexi *	49,202	922

Luxembourg — 0.0%
SES SA, Cl A	2,902	26

Norway — 0.2%
Nordic Semiconductor *	22,583	679

Singapore — 0.2%
Sea Ltd ADR *(P)	3,458	1,102

Spain — 0.0%
Obrascon Huarte Lain	35,004	26

Sweden — 0.3%
Evolution Gaming Group	7,944	1,212

United Kingdom — 0.4%
21Vianet Group ADR *(P)	26,072	451
Clarivate Analytics PLC *(P)	60,509	1,325
John Menzies PLC	4,533	19
Micro Focus International ADR	8,205	45
Venator Materials PLC *	2,792	8

		1,848

Total Foreign Common Stock
(Cost $11,202) ($ Thousands)		11,105

	Face Amount (Thousands)

MUNICIPAL BONDS — 1.4%

Puerto Rico — 1.4%
Commonwealth of Puerto Rico, Ser A, GO Callable 11/08/2021 @ 100
8.000%, 07/01/2035 (F)	$4	3

214	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth of Puerto Rico, Ser A-PSA, GO Callable 11/08/2021 @ 100
8.000%, 07/01/2035 (F)	$6,255	$5,395
Commonwealth of Puerto Rico, Ser A-PSA, GO Callable 07/01/2022 @ 100
5.500%, 07/01/2039 (F)	325	298
5.000%, 07/01/2041 (F)	660	578

Total Municipal Bonds
(Cost $6,067) ($ Thousands)		6,274

ASSET-BACKED SECURITIES — 0.4%

Other Asset-Backed Securities — 0.4%
CIFC Funding, Ser 2018-4RA, Cl C
3.334%, VAR ICE LIBOR USD 3 Month + 3.200%, 10/17/2030 (E)	250	250
Octagon Investment Partners 43, Ser 2019- 1A, Cl D
4.025%, VAR ICE LIBOR USD 3 Month + 3.900%, 10/25/2032 (E)	250	250
OHA Credit Funding 4, Ser 2019-4A, Cl D
3.888%, VAR ICE LIBOR USD 3 Month + 3.750%, 10/22/2032 (E)	250	250
Sound Point CLO XXIX, Ser 2021-1A, Cl D
3.640%, VAR ICE LIBOR USD 3 Month + 3.500%, 04/25/2034 (E)	250	248
STWD, Ser 2021-FL2, Cl D
2.884%, VAR ICE LIBOR USD 1 Month + 2.800%, 04/18/2038 (E)	100	100
STWD, Ser 2021-FL2, Cl E
3.634%, VAR ICE LIBOR USD 1 Month + 3.550%, 04/18/2038 (E)	100	100
THL Credit Wind River CLO, Ser 2017-2A, Cl DR
2.726%, VAR ICE LIBOR USD 3 Month + 2.600%, 10/15/2027 (E)	250	250
TPG Real Estate Finance Issuer, Ser 2021- FL4, Cl D
3.684%, VAR ICE LIBOR USD 1 Month + 3.600%, 03/15/2038 (E)	100	100
TPG Real Estate Finance Issuer, Ser 2021- FL4, Cl E
4.434%, VAR ICE LIBOR USD 1 Month + 4.350%, 03/15/2038 (E)	100	100
Tryon Park CLO, Ser 2018-1A, Cl CR
2.826%, VAR ICE LIBOR USD 3 Month + 2.700%, 04/15/2029 (E)	250	250

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Venture XVII CLO, Ser 2018-17A, Cl DRR
2.946%, VAR ICE LIBOR USD 3 Month + 2.820%, 04/15/2027 (E)		$200	$193

Total Asset-Backed Securities
(Cost $2,097) ($ Thousands)			2,091

CONVERTIBLE BONDS — 0.4%
Air Canada CV to 65.134
4.000%, 07/01/2025		60	86
Canopy Growth CV to 20.758
4.250%, 07/15/2023 (E)	CAD	211	159
CNX Resources CV to 77.882
2.250%, 05/01/2026		$30	37
Granite Point Mortgage Trust CV to 50.089
6.375%, 10/01/2023		15	15
Granite Point Mortgage Trust CV to 51.994
5.625%, 12/01/2022 (E)		55	54
Liberty Latin America CV to 48.432
2.000%, 07/15/2024		265	269
Liberty Media CV to 16.776
3.750%, 02/15/2030		230	178
Liberty Media CV to 22.947
4.000%, 11/15/2029		216	169
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (E)		420	560
Pebblebrook Hotel Trust CV to 39.2549
1.750%, 12/15/2026		115	129

Total Convertible Bonds
(Cost $1,534) ($ Thousands)			1,656

	Number of Warrants

WARRANTS — 0.3%
ACE Convergence Acquisition, Expires 10/03/2027
Strike Price $11.50 *		2,412	1
Adit EdTech Acquisition, Expires 01/03/2028
Strike Price $11.50 *		32,121	16
AEA-Bridges Impact, Expires 01/03/2026
Strike Price $11.50 *		5,728	4
Aequi Acquisition, Expires 12/03/2027
Strike Price $11.50 *		16,618	10
AF Acquisition, Expires 04/03/2028
Strike Price $11.50 *		8,564	5
Alpha Capital Acquisition, Expires 01/03/2028
Strike Price $11.50 *		3,033	2
Alpha Partners Technology Merger, Expires 02/08/2022
Strike Price $11.50 *		7,348	4

SEI Institutional Managed Trust / Annual Report / September 30, 2021	215

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Altimar Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	15,770	$17
Altimar Acquisition III, Expires 01/03/2029
Strike Price $11.50 *	138	–
Anzu Special Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	2,119	1
Arrowroot Acquisition, Expires 02/01/2026
Strike Price $11.50 *	17,880	10
Artisan Acquisition, Expires 01/03/2029
Strike Price $11.50 *	706	1
Astrea Acquisition, Expires 01/16/2026
Strike Price $11.50 *	19,270	15
Athlon Acquisition, Expires 03/08/2026
Strike Price $11.50 *	52,511	37
Atlantic Avenue Acquisition, Expires 10/09/2027
Strike Price $11.50 *	63,470	43
Authentic Equity Acquisition, Expires 01/03/2028
Strike Price $11.50 *	33,558	23
Avanti Acquisition, Expires 01/03/2026
Strike Price $11.50 *	3,808	2
Biotech Acquisition, Expires 12/03/2027
Strike Price $11.50 *	68,924	45
Bite Acquisition, Expires 01/03/2028
Strike Price $11.50 *	30,877	18
BlueRiver Acquisition, Expires 01/07/2026
Strike Price $11.50 *	5,848	4
BOA Acquisition, Expires 02/25/2028
Strike Price $11.50 *	32,939	19
Bright Lights Acquisition, Expires 01/03/2028
Strike Price $11.50 *	11,743	11
Broadscale Acquisition, Expires 02/05/2026
Strike Price $11.50 *	643	–
Burgundy Technology Acquisition, Expires 10/08/2025
Strike Price $11.50 *	32,799	22
BYTE Acquisition, Expires 01/03/2029
Strike Price $11.50 *	5,061	3
Carney Technology Acquisition II, Expires 12/03/2027
Strike Price $11.50 *	11,697	8
Cascade Acquisition, Expires 12/03/2027
Strike Price $11.50 *	400	–
Catcha Investment, Expires 01/03/2028
Strike Price $11.50 *	55	–
CF Acquisition VI, Expires 02/21/2028
Strike Price $11.50 *	2,901	2
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $27.63 *	286	10

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $32.13 *	356	$11
Chesapeake Energy Corp, Expires 02/12/2026
Strike Price $36.18 *	415	12
CHP Merger, Expires 11/25/2024
Strike Price $11.50 *	7,532	4
Churchill Capital VII, Expires 03/03/2028
Strike Price $11.50 *	8,403	8
Clarim Acquisition, Expires 01/03/2028
Strike Price $11.50 *	11,717	7
Class Acceleration, Expires 04/03/2028
Strike Price $11.50 *	7,406	4
CleanTech Acquisition, Expires 08/02/2026
Strike Price $11.50 *	25,598	12
Cohn Robbins Holdings, Expires 08/31/2025
Strike Price $11.50 *	5,524	5
Colombier Acquisition, Expires 01/03/2029
Strike Price $11.50 *	376	–
Constellation Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	3,077	2
COVA Acquisition, Expires 01/03/2028
Strike Price $11.50 *	44,232	26
Crown PropTech Acquisitions, Expires 01/03/2028
Strike Price $11.50 *	10,089	5
Crystal Peak Acquisition, Expires 06/25/2026
Strike Price $11.50 *	6,877	3
D & Z Media Acquisition, Expires 01/03/2028
Strike Price $11.50 *	10,349	7
Deep Lake Capital Acquisition, Expires 01/03/2028
Strike Price $11.50 *	2,857	2
Delwinds Insurance Acquisition, Expires 08/04/2027
Strike Price $11.50 *	31,075	20
DHB Capital, Expires 03/18/2028
Strike Price $11.50 *	4,078	3
DiamondHead Holdings, Expires 01/31/2028
Strike Price $11.50 *	6,101	4
Digital Transformation Opportunities, Expires 04/03/2028
Strike Price $11.50 *	7,846	5
Disruptive Acquisition I, Expires 03/09/2026
Strike Price $11.50 *	60	–
DPCM Capital, Expires 10/17/2027
Strike Price $11.50 *	400	–
Duddell Street Acquisition, Expires 01/03/2026
Strike Price $11.50 *	450	–

216	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Dune Acquisition, Expires 11/01/2027
Strike Price $11.50 *	36,126	$23
E.Merge Technology Acquisition, Expires 08/02/2025
Strike Price $11.50 *	4,472	3
East Resources Acquisition, Expires 07/04/2027
Strike Price $11.50 *	32,854	21
Edify Acquisition, Expires 01/03/2028
Strike Price $11.50 *	17,236	10
Empowerment & Inclusion Capital I, Expires 01/03/2028
Strike Price $11.50 *	20,957	16
EQ Health Acquisition, Expires 02/05/2028
Strike Price $11.50 *	10,976	6
Evo Acquisition, Expires 01/03/2028
Strike Price $11.50 *	1,361	1
Executive Network Partnering, Expires 09/28/2028
Strike Price $11.50 *	15,835	12
Fintech Evolution Acquisition Group, Expires 04/03/2028
Strike Price $11.50 *	181	–
First Reserve Sustainable Growth, Expires 01/03/2028
Strike Price $11.50 *	1,403	1
Fortistar Sustainable Solutions, Expires 01/03/2028
Strike Price $11.50 *	7,573	5
Freedom Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	2,584	2
Fusion Acquisition II, Expires 01/03/2028
Strike Price $11.50 *	14,282	9
G&P Acquisition, Expires 03/08/2027
Strike Price $11.50 *	5,411	3
Gaming & Hospitality Acquisition, Expires 02/07/2028
Strike Price $11.50 *	741	1
Global Consumer Acquisition, Expires 01/03/2028
Strike Price $11.50 *	15,293	7
Global SPAC Partners, Expires 12/03/2027
Strike Price $11.50 *	49,198	23
Global Synergy Acquisition, Expires 01/03/2028
Strike Price $11.50 *	20,069	11
GO Acquisition, Expires 09/03/2027
Strike Price $11.50 *	151	–
Goal Acquisitions, Expires 02/03/2022
Strike Price $11.50 *	116,218	68
Golden Arrow Merger, Expires 08/03/2026
Strike Price $11.50 *	2,067	1

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Golden Falcon Acquisition, Expires 11/07/2026
Strike Price $11.50 *	9,788	$6
Growth Capital Acquisition, Expires 06/04/2027
Strike Price $11.50 *	15,833	15
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(A)(B)	574	28
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(A)(B)	574	45
GX Acquisition II, Expires 01/03/2029
Strike Price $11.50 *	1,266	1
Hamilton Lane Alliance Holdings I, Expires 01/11/2026
Strike Price $11.50 *	74	–
Healthcare Services Acquisition, Expires 01/03/2028
Strike Price $11.50 *	15,316	10
Healthwell Acquisition I, Expires 08/08/2028
Strike Price $11.50 *	5,295	3
Hertz Global Holdings, Expires 07/03/1951
Strike Price $11.50 *	3,236	29
HH&L Acquisition, Expires 02/07/2026
Strike Price $11.50 *	22,096	10
HPX, Expires 07/17/2025
Strike Price $11.50 *	31,130	17
International Media Acquisition, Expires 01/03/2029
Strike Price $11.50 *	35,105	10
Isleworth Healthcare Acquisition, Expires 08/02/2027
Strike Price $11.50 *	26,446	15
ITHAX Acquisition, Expires 01/03/2028
Strike Price $11.50 *	41,610	23
Itiquira Acquisition, Expires 01/03/2028
Strike Price $11.50 *	1,971	1
Jack Creek Investment, Expires 01/03/2028
Strike Price $11.50 *	35,826	22
Jaws Mustang Acquisition, Expires 02/02/2026
Strike Price $11.50 *	6,016	7
JOFF Fintech Acquisition, Expires 01/03/2028
Strike Price $11.50 *	1,782	1
Kadem Sustainable Impact, Expires 03/19/2026
Strike Price $11.50 *	1,943	1
Kairos Acquisition, Expires 01/03/2028
Strike Price $11.50 *	9,961	6
Kernel Group Holdings, Expires 02/03/2027
Strike Price $11.50 *	6,088	4

SEI Institutional Managed Trust / Annual Report / September 30, 2021	217

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
KINS Technology Group, Expires 01/03/2026
Strike Price $11.50 *	7,292	$5
Kismet Acquisition Three,
Expires 01/03/2028
Strike Price $11.50 *	3,027	2
Kismet Acquisition Two, Expires 01/03/2028
Strike Price $11.50 *	15,271	12
KL Acquisition, Expires 01/15/2028
Strike Price $11.50 *	1,218	1
KludeIn I Acquisition, Expires 07/11/2027
Strike Price $11.50 *	1,090	1
L Catterton Asia Acquisition,
Expires 03/18/2026
Strike Price $11.50 *	6,073	4
L&F Acquisition, Expires 05/26/2027
Strike Price $11.50 *	7,222	4
Lead Edge Growth Opportunities,
Expires 01/03/2029
Strike Price $11.50 *	1,105	1
Leo Holdings II, Expires 01/10/2028
Strike Price $11.50 *	24,996	16
Lionheart Acquisition II, Expires 02/14/2026
Strike Price $11.50 *	15,838	15
Macondray Capital Acquisition I,
Expires 05/20/2026
Strike Price $11.50 *	7,733	4
Maquia Capital Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	17,265	10
Marlin Technology, Expires 03/08/2026
Strike Price $11.50 *	33	–
Mason Industrial Technology,
Expires 01/03/2028
Strike Price $11.50 *	13,494	10
MDH Acquisition, Expires 02/05/2028
Strike Price $11.50 *	1,216	1
Mission Advancement, Expires 01/03/2029
Strike Price $11.50 *	67,738	39
Monument Circle Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	55,236	31
Mudrick Capital Acquisition II,
Expires 09/13/2027
Strike Price $11.50 *	22,835	13
Music Acquisition, Expires 02/08/2028
Strike Price $11.50 *	17,039	13
Noble Corp, Expires 02/05/2028
Strike Price $0.01 *	2,470	30
Noble Rock Acquisition, Expires 01/03/2028
Strike Price $11.50 *	643	–
OCA Acquisition, Expires 01/03/2028
Strike Price $11.50 *	21,124	11

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
One Equity Partners Open Water I,
Expires 01/03/2028
Strike Price $11.50 *	28,300	$18
Orion Acquisition, Expires 02/22/2026
Strike Price $11.50 *	6,754	4
Osiris Acquisition, Expires 05/04/2028
Strike Price $11.50 *	8,369	4
Oyster Enterprises Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	40,119	22
Pine Technology Acquisition,
Expires 04/03/2028
Strike Price $11.50 *	5,438	4
PMV Consumer Acquisition,
Expires 09/03/2027
Strike Price $11.50 *	2,472	1
Poema Global Holdings, Expires 01/03/2028
Strike Price $11.50 *	10,525	9
Pontem, Expires 01/03/2028
Strike Price $11.50 *	19,237	14
Powered Brands, Expires 01/03/2028
Strike Price $11.50 *	2,087	1
Primavera Capital Acquisition,
Expires 01/22/2026
Strike Price $11.50 *	373	1
Prime Impact Acquisition I,
Expires 10/04/2030
Strike Price $11.50 *	13,992	10
Priveterra Acquisition, Expires 01/03/2028
Strike Price $11.50 *	1,370	1
Progress Acquisition, Expires 01/03/2028
Strike Price $11.50 *	21,604	12
Prospector Capital, Expires 01/04/2025
Strike Price $11.50 *	5,417	4
Provident Acquisition, Expires 01/15/2026
Strike Price $11.50 *	9,999	6
Recharge Acquisition, Expires 10/08/2027
Strike Price $11.50 *	49,703	32
RedBall Acquisition, Expires 08/20/2022
Strike Price $11.50 *	1,666	1
Rosecliff Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	8,906	5
Science Strategic Acquisition Alpha,
Expires 01/03/2028
Strike Price $11.50 *	9,267	7
ScION Tech Growth I, Expires 11/04/2025
Strike Price $11.50 *	1,105	1
ScION Tech Growth II, Expires 01/31/2026
Strike Price $11.50 *	432	–
SCP & CO Healthcare Acquisition,
Expires 01/30/2028
Strike Price $11.50 *	19,781	11

218	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
Seaport Global Acquisition,
Expires 01/03/2026
Strike Price $11.50 *	9,479	$9
Senior Connect Acquisition I,
Expires 01/03/2028
Strike Price $11.50 *	13,932	10
Shelter Acquisition I, Expires 01/03/2028
Strike Price $11.50 *	4,555	2
Silver Crest Acquisition, Expires 04/03/2028
Strike Price $11.50 *	31,791	21
SilverBox Engaged Merger I,
Expires 01/03/2028
Strike Price $11.50 *	204	–
Sports Ventures Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	1,645	1
SportsTek Acquisition, Expires 01/03/2028
Strike Price $11.50 *	29,252	26
Stratim Cloud Acquisition,
Expires 03/08/2026
Strike Price $11.50 *	6,651	4
Sustainable Development Acquisition I,
Expires 01/03/2029
Strike Price $11.50 *	625	–
Tailwind Acquisition, Expires 09/10/2027
Strike Price $11.50 *	20,182	12
Tailwind International Acquisition,
Expires 03/04/2028
Strike Price $11.50 *	26,337	16
Tastemaker Acquisition, Expires 01/03/2026
Strike Price $11.50 *	3,311	2
TB Acquisition, Expires 03/28/2028
Strike Price $11.50 *	1,944	1
TCW Special Purpose Acquisition
Strike Price $11.50 *‡‡	625	–
Tech and Energy Transition,
Expires 01/03/2028
Strike Price $11.50 *	1,556	1
Thunder Bridge Capital Partners III,
Expires 02/18/2028
Strike Price $11.50 *	1,105	1
Tiga Acquisition, Expires 11/30/2026
Strike Price $11.50 *	629	1
TLG Acquisition One, Expires 01/28/2028
Strike Price $11.50 *	32,856	19
Trepont Acquisition I, Expires 11/27/2025
Strike Price $11.50 *	12,569	8
Tuatara Capital Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	2,210	1
Twelve Seas Investment II,
Expires 03/05/2028
Strike Price $11.50 *	21,135	14

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)
TZP Strategies Acquisition,
Expires 01/03/2028
Strike Price $11.50 *	5,413	$3
Warrior Technologies Acquisition,
Expires 04/03/2028
Strike Price $11.50 *	33,898	19
Williams Rowland Acquisition,
Expires 12/28/2022
Strike Price $11.50 *	15,413	8
Windstream Services
Strike Price $– *‡‡	5,809	89
Z-Work Acquisition, Expires 01/07/2026
Strike Price $11.50 *	22,845	15

Total Warrants
(Cost $1,541) ($ Thousands)		1,624

	Shares

PREFERRED STOCK — 0.2%

Consumer Discretionary — 0.0%
Boardriders Inc., * (A)(B)(L)(O)	25,646	31
Guitar Center, * (A)(B)(L)	39	4

		35

Energy — 0.0%
Crestwood Equity Partners, 9.250% (D)(G)	5,804	58
NuStar Logistics, 6.860%	2,673	66

		124

Financials — 0.1%
FHLMC, 8.375% * (G)(P)	70,075	167
FNMA, 8.250% * (G)(P)	68,700	179

		346

Materials — 0.0%
Libbey Glass Inc., (A)(L)	766	80

Real Estate — 0.1%
DigitalBridge Group, 7.150% ‡(G)	7,660	198

Total Preferred Stock
(Cost $1,592) ($ Thousands)		783

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bill
0.250%, 10/05/2021 (H)	$264	264
U.S. Treasury Notes
1.250%, 08/15/2031	182	178

SEI Institutional Managed Trust / Annual Report / September 30, 2021	219

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.625%, 07/31/2026	$291	$286

Total U.S. Treasury Obligations
(Cost $734) ($ Thousands)		728

MORTGAGE-BACKED SECURITY — 0.0%
Non-Agency Mortgage-Backed Obligations — 0.0%
CHT Mortgage Trust, Ser 2017-CSMO, Cl F
3.825%, VAR ICE LIBOR USD 1 Month + 3.741%, 11/15/2036 (A)(E)	175	175

Total Mortgage-Backed Security
(Cost $175) ($ Thousands)		175

	Shares
CASH EQUIVALENTS — 33.9%
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio, Cl I
0.004% **	1,321,178	1,321
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	153,951,704	153,952

Total Cash Equivalents
(Cost $155,273) ($ Thousands)		155,273

Total Investments in Securities — 102.2%
(Cost $463,295) ($ Thousands)		$468,828

COMMON STOCK SOLD SHORT— (7.7)%

Communication Services — (0.1)%
Cogent Communications Holdings Inc	(6,594)	(467)

Consumer Discretionary — (1.0)%
Brunswick Corp/DE	(10,848)	(1,033)
Carvana Co, Cl A *	(1,074)	(324)
Citi Trends Inc *	(4,510)	(329)
Etsy Inc *	(2,894)	(602)
GoPro Inc, Cl A *	(17,640)	(165)
Hilton Worldwide Holdings Inc *	(5,030)	(665)
Lululemon Athletica Inc *	(887)	(359)
Sonos Inc *	(11,577)	(375)
Tri Pointe Homes Inc *	(14,940)	(314)
Wayfair Inc, Cl A *	(1,237)	(316)

		(4,482)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)

Consumer Staples — (0.8)%
Campbell Soup Co	(27,909)	$(1,167)
Estee Lauder Cos Inc/The, Cl A	(1,000)	(300)
J M Smucker Co/The	(9,588)	(1,151)
SpartanNash Co	(52,943)	(1,159)

		(3,777)

Energy — (0.1)%
Dorian LPG Ltd	(34,083)	(423)
Hess Corp	(2,254)	(176)

		(599)

Financials — (1.0)%
American Express Co	(6,167)	(1,033)
Goldman Sachs Group Inc/The	(2,597)	(982)
JPMorgan Chase & Co	(5,381)	(881)
KKR & Co Inc	(5,311)	(323)
MSCI Inc, Cl A	(645)	(392)
T Rowe Price Group Inc	(4,054)	(798)

		(4,409)

Health Care — (0.1)%
Pacira BioSciences Inc *	(5,574)	(312)

Industrials — (0.3)%
Fastenal Co, Cl A	(12,443)	(642)
TPI Composites *	(15,566)	(525)

		(1,167)

Information Technology — (3.7)%
Advanced Micro Devices Inc *	(37,045)	(3,812)
Amdocs Ltd	(6,860)	(519)
Apple Inc	(6,899)	(976)
Cloudflare Inc, Cl A *	(4,630)	(522)
Corsair Gaming *	(45,417)	(1,178)
GoDaddy Inc, Cl A *	(10,704)	(746)
Intel Corp	(14,905)	(794)
International Business Machines Corp	(8,620)	(1,198)
Lam Research Corp	(1,065)	(606)
LivePerson Inc *	(6,938)	(409)
Monolithic Power Systems Inc	(1,211)	(587)
Okta Inc, Cl A *	(1,977)	(469)
Paylocity Holding Corp *	(2,026)	(568)
PTC Inc *	(4,816)	(577)
Qorvo Inc *	(4,166)	(696)
Rackspace Technology Inc *	(36,576)	(520)
Seagate Technology Holdings PLC	(8,393)	(693)
Workday Inc, Cl A *	(1,917)	(479)
Xilinx Inc	(8,662)	(1,308)

220	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares		Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Zscaler Inc *		(1,885)	$(494)

			(17,151)

Materials — (0.3)%
Eastman Chemical Co		(3,265)	(329)
MP Materials Corp *		(35,083)	(1,131)

			(1,460)

Real Estate — (0.3)%
Equinix Inc		(1,241)	(981)
Redfin Corp *		(10,090)	(505)

			(1,486)

Total Common Stock Sold Short
(Proceeds $34,369) ($ Thousands)			(35,310)

	Face Amount (Thousands)

CORPORATE OBLIGATIONS SOLD SHORT — (2.4)%

Communication Services — (0.2)%
Front Range BidCo
6.125%, 03/01/2028 (E)		$(476)	(482)
Outfront Media Capital
5.000%, 08/15/2027 (E)		(545)	(559)

			(1,041)

Consumer Discretionary — (0.8)%
American Axle & Manufacturing
6.250%, 03/15/2026		(41)	(42)
5.000%, 10/01/2029		(261)	(254)
Aramark Services
5.000%, 02/01/2028 (E)		(578)	(594)
Carnival
4.000%, 08/01/2028 (E)		(174)	(176)
Douglas GmbH
6.000%, 04/08/2026	EUR	(149)	(175)
Hilton Domestic Operating
3.750%, 05/01/2029 (E)		$(43)	(43)
3.625%, 02/15/2032 (E)		(395)	(389)
Jaguar Land Rover Automotive
4.500%, 07/15/2028	EUR	(92)	(105)
Melco Resorts Finance
5.375%, 12/04/2029 (E)		$(24)	(24)
MGM Resorts International
5.500%, 04/15/2027		(175)	(190)
4.625%, 09/01/2026		(534)	(560)
Sands China
5.400%, 08/08/2028		(176)	(194)
3.250%, 08/08/2031 (E)		(65)	(63)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS SOLD SHORT (continued)
Tenneco
7.875%, 01/15/2029 (E)	$(105)	$(117)
WW International
4.500%, 04/15/2029 (E)	(195)	(191)
Wynn Las Vegas
5.250%, 05/15/2027 (E)	(444)	(449)

		(3,566)

Consumer Staples — (0.1)%
B&G Foods
5.250%, 09/15/2027	(246)	(257)
Kronos Acquisition Holdings
7.000%, 12/31/2027 (E)	(130)	(125)

		(382)

Energy — (0.4)%
Bristow Group
6.875%, 03/01/2028 (E)	(31)	(32)
Callon Petroleum
8.000%, 08/01/2028 (E)	(176)	(174)
Comstock Resources
6.750%, 03/01/2029 (E)	(305)	(330)
5.875%, 01/15/2030 (E)	(44)	(46)
Continental Resources
4.375%, 01/15/2028	(111)	(123)
Crestwood Midstream Partners
6.000%, 02/01/2029 (E)	(98)	(103)
EQT
3.625%, 05/15/2031 (E)	(124)	(129)
Occidental Petroleum
8.875%, 07/15/2030	(85)	(116)
6.625%, 09/01/2030	(66)	(81)
6.125%, 01/01/2031	(51)	(61)
PBF Logistics
6.875%, 05/15/2023	(165)	(161)
Precision Drilling
6.875%, 01/15/2029 (E)	(88)	(92)
SM Energy
6.750%, 09/15/2026	(199)	(203)
Summit Midstream Holdings
5.750%, 04/15/2025	(96)	(87)
Western Midstream Operating
5.300%, 02/01/2030	(232)	(256)

		(1,994)

Financials — 0.0%
PennyMac Financial Services
4.250%, 02/15/2029 (E)	(121)	(115)
United Wholesale Mortgage
5.500%, 04/15/2029 (E)	(109)	(106)

		(221)

Health Care — (0.1)%
Cardinal Health
3.410%, 06/15/2027	(218)	(237)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	221

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS SOLD SHORT (continued)
Global Medical Response
6.500%, 10/01/2025 (E)		$(117)	$(121)
Lannett
7.750%, 04/15/2026 (E)		(122)	(112)
LifePoint Health
5.375%, 01/15/2029 (E)		(132)	(129)

			(599)

Industrials — (0.3)%
ACCO Brands
4.250%, 03/15/2029 (E)		(221)	(222)
Bombardier
6.000%, 02/15/2028 (E)		(219)	(221)
Park-Ohio Industries
6.625%, 04/15/2027		(77)	(77)
Rolls-Royce
5.750%, 10/15/2027 (E)		(147)	(162)
4.625%, 02/16/2026	EUR	(83)	(107)
Spirit AeroSystems
4.600%, 06/15/2028		$(89)	(88)

			(877)

Information Technology — (0.2)%
CommScope Technologies
5.000%, 03/15/2027 (E)		(176)	(167)
Endure Digital
6.000%, 02/15/2029 (E)		(283)	(269)
Plantronics
4.750%, 03/01/2029 (E)		(170)	(159)
Rocket Software
6.500%, 02/15/2029 (E)		(136)	(135)
TTM Technologies
4.000%, 03/01/2029 (E)		(190)	(189)

			(919)

Materials — (0.3)%
Rayonier AM Products
5.500%, 06/01/2024 (E)		(43)	(43)
SCIH Salt Holdings
6.625%, 05/01/2029 (E)		(132)	(127)
4.875%, 05/01/2028 (E)		(196)	(197)
Trivium Packaging Finance BV
8.500%, 08/15/2027 (E)		(164)	(176)
5.500%, 08/15/2026 (E)		(274)	(287)
WEPA Hygieneprodukte GmbH
2.875%, 12/15/2027	EUR	(185)	(209)

			(1,039)

Real Estate — 0.0%
Diversified Healthcare Trust
4.750%, 02/15/2028		$(150)	(151)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS SOLD SHORT (continued)
Utilities — 0.0%
PG&E
5.250%, 07/01/2030	$(102)	$(104)

Total Corporate Obligations Sold Short
(Proceeds $10,850) ($ Thousands)		(10,893)

	Shares

FOREIGN COMMON STOCK SOLD SHORT— (2.0)%

Canada — (0.2)%
BCE Inc	(12,405)	(621)

China — (0.1)%
JinkoSolar Holding ADR*	(9,370)	(429)

Denmark — (0.3)%
Demant A/S*	(23,999)	(1,210)

Germany — (0.3)%
Software AG	(17,470)	(816)
TeamViewer AG*	(22,382)	(659)

		(1,475)

India — (0.1)%
Infosys ADR	(26,773)	(596)

Ireland — (0.1)%
Accenture PLC, Cl A	(1,881)	(602)

Japan — (0.1)%
Nintendo Co Ltd	(1,000)	(487)

Mexico — (0.2)%
America Movil ADR, Cl L	(39,973)	(706)

Switzerland — (0.5)%
Logitech International	(20,569)	(1,813)
Temenos AG	(3,872)	(528)

		(2,341)

222	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($Thousands)

FOREIGN COMMON STOCK SOLD SHORT (continued)

United Kingdom — (0.1)%
Micro Focus International PLC	(99,156)	$(548)

Total Foreign Common Stock Sold Short (Proceeds $8,620) ($ Thousands)		(9,015)

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS SOLD SHORT — (0.2)%
U.S. Treasury Notes
1.250%, 08/15/31	$(163)	(159)
0.625%, 07/31/26(1,014)		(998)

Total U.S. Treasury Obligations (Proceeds $1,171) ($ Thousands)		(1,157)

Total Investments Sold Short — (12.3)% (Proceeds $55,010) ($ Thousands)		$(56,375)

	Contracts

PURCHASED OPTIONS* — 0.3%
Total Purchased Options (M) (Cost $1,561) ($ Thousands)	1,041	$1,382

A list of the open exchange traded options contracts for the Fund at September 30, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
Aurora Cannabis Inc.*	55	$2	$5.50	10/16/2021	$–
Change Healthcare Inc*	14	1	17.00	1/22/2022	–
Change Healthcare Inc*	2	–	17.00	10/16/2021	–
Dollar Tree, Inc.*	14	4	85.00	1/22/2022	4
NextEra Energy, Inc.*	30	3	75.00	11/20/2021	5
SPDR® S&P® Oil & Gas Exploration & Production ETF*	14	3	87.00	10/16/2021	2
SPDR® S&P® Oil & Gas Exploration & Production ETF*	22	3	84.00	10/16/2021	1
Stamps.com Inc.*	17	10	320.00	1/22/2022	–
Stamps.com Inc.*	12	7	320.00	2/19/2022	–
Stamps.com Inc.*	3	2	320.00	12/18/2021	–
Trillium Therapeutics Inc*	223	2	10.00	10/16/2021	1
Trillium Therapeutics Inc*	43	1	10.00	11/20/2021	–
Trillium Therapeutics Inc*	3	–	10.00	12/18/2021	–
Trillium Therapeutics Inc*	1	–	12.50	10/16/2021	–

		38			13

Call Options
Advanced Micro Devices Inc*	13	1	110.00	10/16/2021	1
Advanced Micro Devices Inc*	8	1	113.00	10/16/2021	1
Advanced Micro Devices Inc*	8	1	115.00	10/16/2021	–
Advanced Micro Devices Inc*	4	1	112.00	10/16/2021	–

SEI Institutional Managed Trust / Annual Report / September 30, 2021	223

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS (continued)
Advanced Micro Devices Inc*	2	$–	$111.00	10/16/2021	$–
Caesars Entertainment Inc*	11	4	115.00	10/16/2021	4
CF Industries Holdings, Inc.*	22	2	65.00	11/20/2021	2
Chesapeake Energy Corp.*	6	2	70.00	1/22/2022	2
First Solar, Inc.*	13	3	110.00	10/16/2021	–
Katapult Holdings Inc.*	44	3	12.50	1/22/2022	2
Katapult Holdings Inc.*	31	3	10.00	1/22/2022	2
Norwegian Cruise Line Holdings Ltd.*	20	1	30.00	10/16/2021	–
Pershing Square Tontine Holdings Ltd.*	17	1	20.00	10/16/2021	–
Royal Caribbean Cruises Ltd.*	5	1	90.00	10/16/2021	1
Xilinx, Inc.*	301	1,487	105.00	10/16/2021	1,340
Zoom Video Communications Inc.*	83	12	320.00	11/20/2021	14

		1,523			1,369

Total Purchased Options		$1,561			$1,382

†† Represents Cost

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Short Contracts
S&P 500 Index E-MINI	(9)	Dec-2021	$(2,017)	$(1,934)	$83
U.S. 10-Year Treasury Note	(3)	Dec-2021	(399)	(395)	4
U.S. Long Treasury Bond	(31)	Dec-2021	(5,030)	(4,936)	94

			$(7,446)	$(7,265)	$181

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
NATWEST MARKETS INC. (PAS)	10/20/21	USD	236	CAD	296	$(2)
NATWEST MARKETS INC. (PAS)	11/17/21	USD	1,272	CNH	8,300	10
Barclays PLC	11/12/21	CAD	320	USD	254	2
Barclays PLC	11/12/21	EUR	450	USD	530	8
Barclays PLC	11/17/21	USD	224	JPY	24,747	(2)
Barclays PLC	12/15/21	USD	251	EUR	212	(6)
Barclays PLC	12/15/21	SEK	1,585	USD	184	3
BNYMellon	10/07/21 - 12/15/21	USD	348	EUR	297	(4)
BNYMellon	12/15/21	USD	15	CAD	19	—
BNYMellon	12/15/21	CAD	231	USD	182	—
BNYMellon	12/15/21	HKD	343	USD	44	—
BNYMellon	12/15/21	GBP	369	USD	511	13
BNYMellon	12/15/21	EUR	1,473	USD	1,736	26
Citi	10/20/21	CAD	587	USD	469	5
Citi	11/17/21	USD	115	JPY	12,696	(1)
Citi	11/17/21	CNH	3,462	USD	531	(3)
Deutsche Bank	12/15/21	USD	945	CZK	20,402	(14)
Deutsche Bank	12/15/21	USD	1,271	MXN	25,765	(31)
Deutsche Bank	12/15/21	ZAR	12,402	USD	848	32
Goldman Sachs	10/04/21	USD	1,192	BRL	6,298	(37)

224	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/04/21 - 02/02/22	BRL	11,774	USD	2,243	$106
Goldman Sachs	10/20/21	USD	45	ILS	147	1
Goldman Sachs	10/20/21	USD	657	CAD	829	(3)
Goldman Sachs	10/20/21	CAD	848	USD	672	3
Goldman Sachs	10/20/21	CAD	190	USD	150	—
Goldman Sachs	11/17/21	USD	449	JPY	49,505	(5)
Goldman Sachs	11/17/21	USD	1,518	CNH	9,867	5
Goldman Sachs	11/17/21	USD	512	KRW	608,622	2
Goldman Sachs	11/17/21	USD	1,898	KRW	2,224,321	(19)
Goldman Sachs	11/17/21	CNH	14,782	USD	2,266	(16)
Goldman Sachs	11/17/21	KRW	2,192,986	USD	1,907	54
Goldman Sachs	12/15/21	USD	143	CHF	131	(2)
Goldman Sachs	12/15/21	USD	478	GBP	345	(12)
Goldman Sachs	12/15/21	USD	692	EUR	582	(16)
Goldman Sachs	12/15/21	SEK	3,485	USD	406	7
HSBC	10/20/21	CAD	1,631	USD	1,302	14
HSBC	11/17/21	USD	1,008	JPY	111,204	(11)
HSBC	11/17/21	CNH	4,697	USD	719	(6)
HSBC	12/15/21	GBP	199	USD	275	7
HSBC	12/15/21	EUR	623	USD	740	17
HSBC	12/15/21	USD	946	COP	3,566,954	(14)
HSBC	12/15/21	SEK	1,475	USD	172	3
HSBC	12/15/21	NOK	1,580	USD	182	1
JPMorgan Chase Bank	10/20/21	CAD	253	USD	202	2
JPMorgan Chase Bank	11/17/21	USD	616	JPY	67,946	(6)
JPMorgan Chase Bank	12/15/21	USD	28	ZAR	408	(1)
JPMorgan Chase Bank	12/15/21	GBP	125	USD	173	5
JPMorgan Chase Bank	12/15/21	USD	545	CHF	497	(10)
JPMorgan Chase Bank	12/15/21	USD	1,274	RUB	94,752	9
JPMorgan Chase Bank	12/15/21	EUR	1,414	USD	1,680	39
JPMorgan Chase Bank	12/15/21	RUB	260,412	USD	3,500	(26)
JPMorgan Chase Bank	12/15/21	IDR	31,753,520	USD	2,201	(2)
Montgomery/Bank of America	10/20/21	CAD	406	USD	323	3
Montgomery/Bank of America	10/20/21	USD	392	CAD	501	3
Montgomery/Bank of America	10/20/21	USD	1,065	CAD	1,334	(12)
Montgomery/Bank of America	11/17/21	USD	47	JPY	5,220	(1)
Montgomery/Bank of America	12/15/21	USD	81	GBP	59	(2)
Montgomery/Bank of America	12/15/21	USD	426	CHF	389	(8)
Montgomery/Bank of America	12/15/21	USD	849	EUR	715	(20)
Morgan Stanley	10/20/21	CAD	532	USD	425	5
Morgan Stanley	10/20/21	CAD	199	USD	157	—
Morgan Stanley	11/17/21	USD	174	CNH	1,135	1
Morgan Stanley	11/17/21	USD	296	JPY	32,633	(3)
Morgan Stanley	11/17/21	JPY	57,555	USD	524	8
Morgan Stanley	12/15/21	CHF	122	USD	134	3
Morgan Stanley	12/15/21	USD	274	GBP	198	(7)
Morgan Stanley	12/15/21	USD	1,713	EUR	1,441	(39)
Morgan Stanley	12/15/21	COP	3,566,954	USD	921	(11)
State Street	10/20/21	USD	14	ILS	45	—

SEI Institutional Managed Trust / Annual Report / September 30, 2021	225

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
State Street	10/20/21	CAD	4,614	USD	3,685	$42
State Street	11/17/21	USD	150	CNH	976	1
State Street	11/17/21	CNH	8,619	USD	1,319	(11)
State Street	11/17/21	JPY	203,335	USD	1,843	20
State Street	12/15/21	EUR	1,543	USD	1,833	42
State Street	12/15/21	SEK	4,214	USD	491	8
State Street	12/15/21	NOK	4,820	USD	554	2
TD Bank	10/20/21	CAD	664	USD	530	6
TD Bank	11/17/21	CNH	14,326	USD	2,193	(19)
TD Bank	12/15/21	EUR	335	USD	398	9
UBS	10/20/21	CAD	428	USD	340	3
UBS	10/20/21	CAD	264	USD	206	(3)
UBS	10/20/21	USD	862	CAD	1,080	(9)
UBS	11/17/21	USD	2,117	CNH	13,822	17
UBS	11/17/21	JPY	23,176	USD	210	2
UBS	12/15/21	GBP	216	USD	297	6
UBS	12/15/21	USD	287	CHF	262	(6)
UBS	12/15/21	USD	1,598	EUR	1,345	(37)
Westpac Banking	10/20/21	USD	2,410	CAD	3,019	(27)
Westpac Banking	11/17/21	USD	288	JPY	31,815	(3)
Westpac Banking	12/15/21	USD	74	EUR	62	(2)
Westpac Banking	12/15/21	GBP	689	USD	952	24

						$110

A list of the open OTC swap agreements held by the Fund at September 30, 2021 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America Merrill Lynch	INDONESIA GOVERNMENT	3 MONTH USD - LIBOR + 1%	INDONESIA GOVERNMENT	Semi-Annually	05/23/2022	USD	20,382,000	$(12)	$–	$(12)
Deutsche Bank	Indonesia Treasury Bond	3 MONTH USD - LIBOR	INDONESIA GOVERNMENT	Semi-Annually	06/15/2032	USD	8,423,000	53	–	53
Goldman Sachs	KUAISHOU TECHNOLOGY	ASSET RETURN	KUAISHOU TECHNOLOGY	Monthly	12/15/2025	HKD	529	54	–	54
Goldman Sachs	SK HYNIX INC	ASSET RETURN	SK HYNIX INC	Monthly	12/15/2025	KRW	512	23	–	23
Goldman Sachs	ASPEED TECHNOLOGY	1 MONTH USD LIBOR +0.50	ASPEED TECHNOLOGY	Annually	12/15/2025	USD	(534)	(33)	–	(33)
Goldman Sachs	AU OPTRONICS	ASSET RETURN	AU OPTRONICS	Monthly	12/15/2025	TWD	(466)	4	–	4
Goldman Sachs	KAKAO	ASSET RETURN	KAKAO	Monthly	12/15/2025	KRW	371	4	–	4
Goldman Sachs	NOVATEK MICROELECT	1 MONTH LIBOR + 50	NOVATEK MICROELECT	Annually	12/15/2025	USD	(390)	(22)	–	(22)
Goldman Sachs	Russell 2000 Growth Index Technology	ASSET RETURN	RUSSELL 2000 GROWTH INDEX TECHNOLOGY	Monthly	12/15/2025	USD	5,650	214	–	214
Goldman Sachs	SILERGY CORP	1 MONTH LIBOR + 50	SILERGY CORP	Annually	12/08/2022	USD	(1,353)	(28)	–	(28)
Goldman Sachs	WINBOND ELECTRONICS	ASSET RETURN	WINBOND ELECTRONICS	Monthly	12/15/2025	TWD	730	65	–	65
Morgan Stanley	DOMTAR CORP	ASSET RETURN	DOMTAR CORP	Monthly	09/03/2023	USD	938	8	–	8
Morgan Stanley	ENTAIN PLC	1-MONTH USD - LIBOR	ENTAIN PLC	Annually	09/24/2023	GBP	(641)	(31)	–	(31)
Morgan Stanley	SQUARE INC	ASSET RETURN	SQUARE INC	Monthly	08/03/2023	USD	642	82	–	82
Morgan Stanley	BIOVENTUS INC	ASSET RETURN	BIOVENTUS INC	Monthly	08/02/2023	USD	17	1	–	1
Morgan Stanley	CARGOTEC OYJ	EONIA-1-DAY	CARGOTEC OYJ	Monthly	08/13/2023	EUR	307	20	–	20
Morgan Stanley	BIOTEST VZ	EURIB-1M	BIOTEST VZ	Annually	09/20/2023	EUR	(211)	2	–	2
Morgan Stanley	NORTONLIFELOCK	ASSET RETURN	NORTONLIFELOCK	Monthly	09/17/2023	USD	350	5	–	5
Morgan Stanley	KONECRANES OYJ	EURIB-1M	KONECRANES OYJ	Annually	08/13/2023	EUR	(296)	(18)	–	(18)
Morgan Stanley	AVAST PLC	1 MONTH USD LIBOR	AVAST PLC	Annually	09/10/2023	USD	(3,557)	(97)	–	(97)

226	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	M & T BANK CORP	ASSET RETURN	M & T BANK CORP	Monthly	10/01/2023	USD	148	$2	$–	$2
Morgan Stanley	WELBILT INC	FEDEF-1-DAY	WELBILT INC	Monthly	09/08/2023	USD	983	12	–	12
Morgan Stanley	LANDMARK INFRA	FEDEF-1-DAY	LANDMARK INFRA	Annually	09/15/2023	USD	(101)	(1)	–	(1)
Morgan Stanley	ZOOPLUS AG	EURIB-1M	ZOOPLUS AG	Annually	09/03/2023	EUR	(559)	2	–	2
Morgan Stanley	SWEDISH ORPH BIO	EURIB-1M	SWEDISH ORPH BIO	Annually	09/03/2023	SEK	(1,324)	(3)	–	(3)
Morgan Stanley	CITIZENS FINANL	ASSET RETURN	CITIZENS FINANL	Monthly	08/20/2023	USD	143	(18)	–	(18)
Morgan Stanley	MEGGITT PLC	1-MONTH USD - LIBOR	MEGGITT PLC	Annually	08/16/2023	GBP	(586)	3	–	3
Morgan Stanley	CERVUS EQUIPMENT	DISC -1-DAY	CERVUS EQUIPMENT	Annually	08/20/2023	CAD	(537)	3	–	3
Morgan Stanley	PPD INC	ASSET RETURN	PPD INC	Monthly	09/09/2023	USD	1,529	(3)	–	(3)
Morgan Stanley	WM MORRISON MKTS	1-MONTH USD - LIBOR	WM MORRISON MKTS	Annually	08/17/2023	GBP	(394)	4	–	4
Morgan Stanley	APOLLO GLOBAL MANAGEMENT	ASSET RETURN	APOLLOGLOBALMGMT	Monthly	03/16/2023	USD	1,885	6	–	6
Morgan Stanley	ATHENE HOLDING	FEDEF-1-DAY	ATHENE HOLDING	Annually	03/16/2023	USD	(1,791)	38	–	38
Morgan Stanley	BANCO CALIFORNIA	ASSET RETURN	BANCOFCALIFORNIA	Monthly	05/24/2023	USD	89	(2)	–	(2)
Morgan Stanley	CDN PAC RLWAYS	ASSET RETURN	CDN PAC RLWAY	Monthly	03/23/2023	USD	394	11	–	11
Morgan Stanley	CLOUDERA INC	FEDEF-1-DAY	CLOUDERA INC	Annually	06/17/2023	USD	(1,064)	2	–	2
Morgan Stanley	COHERENT INC	FEDEF-1-DAY	COHERENT INC	Annually	03/05/2023	USD	(1,169)	40	–	40
Morgan Stanley	IHS MARKIT LTD	FEDEF-1-DAY	IHS MARKIT LTD	Annually	05/27/2023	USD	(1,927)	(50)	–	(50)
Morgan Stanley	II-VI Inc	ASSET RETURN	II-VI INC	Monthly	03/10/2023	USD	231	23	–	23
Morgan Stanley	MICROSOFT CORP	ASSET RETURN	MICROSOFT CORP	Monthly	06/25/2023	USD	59	3	–	3
Morgan Stanley	PAC MERCANTL BK	FEDEF-1-DAY	PAC MERCANTL BK	Annually	05/24/2023	USD	(87)	4	–	4
Morgan Stanley	S&P GLOBAL INC	ASSET RETURN	S&P GLOBAL INC	Monthly	02/02/2023	USD	2,055	114	–	114
Morgan Stanley	SHAW COMM	DISC -1-DAY	SHAW COMM	Annually	03/16/2023	CAD	(1,601)	15	–	15
Morgan Stanley	SILTRONIC NAM	EURIB-1M	SILTRONIC NAM	Annually	12/15/2022	EUR	(64)	–	–	–
Morgan Stanley	SILTRONICAG-TEND	EURIB-1M	SILTRONICAG-TEND	Annually	02/25/2023	EUR	(663)	(3)	–	(3)
Morgan Stanley	THERMO FISHER SCI	FEDEF-1-DAY	THERMO FISHER SCI	Monthly	09/07/2023	USD	10	–	–	–

								$496	$–	$496

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.HY.37	Buy	5.00%	Quarterly	12/20/2026	$1,617	$(150)	$(157)	$7
CDX.HY.37	Buy	5.00%	Quarterly	12/20/2026	1,728	(167)	(163)	(4)
CDX.IG.37	Buy	1.00%	Quarterly	12/20/2026	4,636	(111)	(109)	(2)
GAP Inc.	Buy	1.00%	Quarterly	06/20/2025	270	2	33	(31)
iTraxx.XOVER.36	Buy	5.00%	Quarterly	12/20/2026	992	(136)	(144)	8
Mexico	Buy	1.00%	Quarterly	06/20/2023	1,273	(14)	—	(14)
Mexico	Buy	1.00%	Quarterly	12/20/2023	2,550	(33)	(17)	(16)
Mexico	Buy	1.00%	Quarterly	12/20/2023	458	(6)	2	(8)
Nordstrom	Buy	1.00%	Quarterly	06/20/2025	50	1	2	(1)
Republic of Turkey	Sell	1.00%	Quarterly	12/20/2022	(654)	(19)	(7)	(12)
Republic of Turkey	Buy	1.00%	Quarterly	06/20/2024	885	66	47	19
Simon Property Group	Buy	1.00%	Quarterly	06/20/2025	275	(5)	14	(19)
SOAF	Buy	1.00%	Quarterly	12/20/2024	3,198	45	—	45

						$(527)	$(499)	$(28)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	227

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Continued)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6.0769	1.0 X MXIBTIIE + 0.0 BPS	Monthly	12/13/2023	MXN	30,556	$(16)	$–	$(16)
6.586	1.0 X MXIBTIIE + 0.0 BPS	Monthly	12/09/2026	MXN	30,700	(39)	–	(39)
1.0 X SIBCSORA + 0.0 BPS	1.232	Semi-Annually	12/15/2031	SGD	1,660	65	–	65
1.0 X WIBR6-MONTH + 0.0 BPS	1.913	Semi-Annually	12/15/2031	PLN	13,768	118	–	118

						$128	$–	$128

Percentages are based on Net Assets of $458,519 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2021 was $1,388 ($ Thousands) and represented 0.3% of the Net Assets of the Fund.

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $3,220 ($ Thousands) and represented 0.7% of the Net Assets of the Fund.

(D)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $2,500 ($ Thousands), or 0.5% of the Net Assets of the Fund (See Note 2).

(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $52,564 ($ Thousands), representing 11.5% of the Net Assets of the Fund.

(F)	Security is in default on interest payment.

(G)	Perpetual security with no stated maturity date.

(H)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(I)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(J)	Variable or ?oating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(K)	Unsettled bank loan. Interest rate may not be available.

(L)	There is currently no rate available.

(M)	Refer to table below for details on Options Contracts.

(N)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(O)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $2,573 ($ Thousands) and represented 0.56% of Net Assets of the Fund.

(P)	Security, or portion thereof, has been pledged as collateral on securities sold short.

ADR — American Depositary Receipt

BPs— Basis Points

BRL — Brazilian Real

CHF — Swiss Franc

Cl — Class

CLO — Collateralized Loan Obligation

CNH — Chinese Yuan Offshore

COP — Colombian Peso

CV — Conversion Ratio

CZK — Czech Koruna

DAC — Designated Activity Company

EGP — Egyptian Pound

ETF — Exchange-Traded Fund

ETN — Exchange Traded Note

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GO — General Obligation

HKD — Hong Kong Dollar

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

OTC — Over The Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

RUB — Russian Ruble

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

228	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	127,452	321	1,147	128,920
Corporate Obligations	–	68,929	–	68,929
Registered Investment Companies	50,099	–	–	50,099
Sovereign Debt	–	20,954	–	20,954
Loan Participations	–	16,321	3,896	20,217
Foreign Common Stock	11,105	–	–	11,105
Municipal Bonds	–	6,274	–	6,274
Asset-Backed Securities	–	2,091	–	2,091
Convertible Bonds	–	1,656	–	1,656
Warrants	–	1,551	73	1,624
Preferred Stock	668	–	115	783
U.S. Treasury Obligations	–	728	–	728
Mortgage-Backed Security	–	175	–	175
Cash Equivalents	155,273	–	–	155,273

Total Investments in Securities	344,597	119,000	5,231	468,828

Securities Sold Short
Common Stock	(35,310)	–	–	(35,310)
Corporate Obligations	–	(10,893)	–	(10,893)
Foreign Common Stock	(9,015)	–	–	(9,015)
U.S. Treasury Obligations	–	(1,157)	–	(1,157)

Total Securities Sold Short	(44,325)	(12,050)	–	(56,375)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,382	–	–	1,382
Futures Contracts*
Unrealized Appreciation	181	–	–	181
Forwards Contracts*
Unrealized Appreciation	–	579	–	579
Unrealized Depreciation	–	(469)	–	(469)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	817	–	817
Unrealized Depreciation	–	(321)	–	(321)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	79	–	79
Unrealized Depreciation	–	(107)	–	(107)
Interest Rate Swaps*
Unrealized Appreciation	–	183	–	183
Unrealized Depreciation	–	(55)	–	(55)

Total Other Financial Instruments	1,563	706	–	2,269

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Common Stock	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Municipal Bonds	Investments in Preferred Stock	Investments in Mortgage- Backed Security	Investments in Warrants
Balance as of October 1, 2020	$245	$654	$2,658	$152	$26	$161	$–
Accrued discounts/premiums	–	5	(1)	–	–	–	–
Realized gain/(loss)	(143)	28	(58)	–	–	–	–
Change in unrealized appreciation/ (depreciation)	296	(624)	(115)	(152)	54	161	22
Purchases	294	17	263	–	4	–	51
Sales	(99)	(256)	(484)	–	–	–	–
Net transfer into Level 3	554	176	3,402	–	31	–	–
Net transfer out of Level 3	–	–	(1,769)	–	–	–	–

Ending Balance as of September 30, 2021(1)	$1,147	$–	$3,896	$–	$115	$–	$73

Changes in unrealized gains/(losses)included in earnings related to securities still held at reporting date	$86	$(1,057)	$(326)	$(152)	$85	$189	$22

(1) Of the $5,231 ($ Thousands) in Level 3 securities as of September 30, 2021, $983 ($ Thousands) or 0.0% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2021, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	229

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Strategy Alternative Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$78,712	$667,247	$(592,007)	$—	$—	$153,952	153,951,704	$11	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

230	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 36.5%
U.S. Treasury Bills
0.055%, 03/03/2022 (A)(B)	$30,000	$29,994
0.050%, 02/17/2022 (A)(B)	8,717	8,715
0.050%, 02/24/2022 (A)(B)	30,000	29,994
0.050%, 03/17/2022 (A)(B)	117,432	117,406
0.042%, 01/06/2022 (B)	23,000	22,998
0.035%, 10/07/2021 (B)	200,000	199,999
0.035%, 10/28/2021 (B)	34,640	34,638
0.034%, 10/21/2021 (A)(B)(E)	104,980	104,976
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	3,321	4,632
3.625%, 04/15/2028	1,688	2,257
3.375%, 04/15/2032	4,614	6,751
2.500%, 01/15/2029	1,907	2,443
2.375%, 01/15/2025	1,159	1,330
2.375%, 01/15/2027	1,354	1,647
2.125%, 02/15/2040	2,526	3,758
2.125%, 02/15/2041	2,493	3,752
2.000%, 01/15/2026	1,375	1,604
1.750%, 01/15/2028	618	743
1.375%, 02/15/2044	1,171	1,608
1.000%, 02/15/2046	1,152	1,499
1.000%, 02/15/2049	3,797	5,084
0.875%, 01/15/2029	25,889	29,911
0.750%, 07/15/2028	26,657	30,520
0.750%, 02/15/2042	3,625	4,412
0.750%, 02/15/2045	870	1,069
0.625%, 01/15/2024	1,170	1,248
0.625%, 01/15/2026	5,745	6,341
0.625%, 02/15/2043	1,781	2,121
0.500%, 01/15/2028	31,842	35,648
0.375%, 07/15/2023	1,173	1,236
0.375%, 07/15/2025	12,663	13,818
0.375%, 01/15/2027	2,260	2,496
0.375%, 07/15/2027	24,642	27,412
0.250%, 01/15/2025	576	619

Description		Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.250%, 07/15/2029	$	41,944	$46,661
0.125%, 01/15/2022		603	608
0.125%, 04/15/2022		7,858	7,968
0.125%, 07/15/2022		594	608
0.125%, 01/15/2023		5,914	6,113
0.125%, 07/15/2024		8,048	8,592
0.125%, 10/15/2024		5,320	5,692
0.125%, 10/15/2025		19,675	21,289
0.125%, 04/15/2026		3,227	3,493
0.125%, 07/15/2026		9,111	9,939
0.125%, 01/15/2030		38,200	41,964
0.125%, 07/15/2030		33,434	36,870
0.125%, 07/15/2031		3,463	3,813
0.125%, 01/15/2031		45,201	49,606

Total U.S. Treasury Obligations (Cost $966,491) ($ Thousands)			985,895

SOVEREIGN DEBT — 17.4%
Andina de Fomento
4.375%, 06/15/2022 (A)		125	129
Asian Development Bank
2.625%, 01/30/2024 (A)		375	394
2.625%, 01/12/2027 (A)		1,750	1,888
2.375%, 08/10/2027 (A)		500	532
2.000%, 04/24/2026 (A)		500	523
1.750%, 08/14/2026 (A)		500	517
Asian Infrastructure Investment Bank
2.250%, 05/16/2024 (A)		375	392
Canada Government International Bond
2.000%, 11/15/2022 (A)		375	383
Council of Europe Development Bank
2.625%, 02/13/2023 (A)		500	516
2.500%, 02/27/2024 (A)		750	786
1.750%, 09/26/2022 (A)		250	254
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/2030	EUR	41,193	58,945
0.100%, 04/15/2023		6,452	7,760
0.100%, 04/15/2026		13,241	17,088
0.100%, 04/15/2033		3,590	5,185
0.100%, 04/15/2046		5,360	9,458
European Bank for Reconstruction & Development MTN
2.750%, 03/07/2023 (A)	$	750	777
1.875%, 02/23/2022 (A)		375	378
European Investment Bank
4.875%, 02/15/2036 (A)		250	343
3.250%, 01/29/2024 (A)		1,500	1,598
3.125%, 12/14/2023 (A)		250	265

SEI Institutional Managed Trust / Annual Report / September 30, 2021	231

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
2.625%, 03/15/2024 (A)	$	1,000	$1,053
2.500%, 03/15/2023 (A)		375	387
2.500%, 10/15/2024 (A)		1,000	1,058
2.375%, 05/24/2027 (A)		250	267
2.125%, 04/13/2026 (A)		500	526
1.875%, 02/10/2025 (A)		500	520
Export Development Canada
2.750%, 03/15/2023 (A)		750	777
2.625%, 02/21/2024 (A)		1,375	1,444
2.500%, 01/24/2023 (A)		750	772
French Republic Government Bond OAT
3.400%, 07/25/2029	EUR	1,331	2,202
3.150%, 07/25/2032		2,648	4,797
2.100%, 07/25/2023 (C)		2,219	2,773
1.850%, 07/25/2027		14,765	21,315
1.800%, 07/25/2040 (C)		1,839	3,513
1.100%, 07/25/2022		1,161	1,401
0.700%, 07/25/2030 (C)		16,856	24,107
0.250%, 07/25/2024		3,589	4,505
0.100%, 03/01/2025		3,726	4,614
0.100%, 03/01/2026 (C)		8,291	10,627
0.100%, 03/01/2028		9,033	11,699
0.100%, 03/01/2029		11,153	14,905
0.100%, 07/25/2031 (C)		5,142	7,044
0.100%, 03/01/2032		1,014	1,369
0.100%, 03/01/2036 (C)		2,022	2,841
0.100%, 07/25/2036 (C)		3,845	5,494
0.100%, 07/25/2047 (C)		1,051	1,639
Inter-American Development Bank
7.000%, 06/15/2025 (A)	$	500	614
3.125%, 09/18/2028 (A)		375	419
3.000%, 10/04/2023 (A)		250	263
3.000%, 02/21/2024 (A)		250	265
2.625%, 01/16/2024 (A)		375	394
2.500%, 01/18/2023 (A)		750	772
2.000%, 06/02/2026 (A)		1,000	1,045
2.000%, 07/23/2026 (A)		375	392
1.750%, 09/14/2022 (A)		1,000	1,015
International Bank for Reconstruction & Development
7.625%, 01/19/2023 (A)		750	822
4.750%, 02/15/2035 (A)		250	332
3.000%, 09/27/2023 (A)		750	790
2.500%, 03/19/2024 (A)		750	787
2.500%, 11/25/2024 (A)		500	529
2.500%, 07/29/2025 (A)		375	399
2.500%, 11/22/2027 (A)		750	807
2.125%, 07/01/2022 (A)		375	380
1.875%, 10/07/2022 (A)		875	890
1.875%, 10/27/2026 (A)		375	390
1.750%, 04/19/2023 (A)		1,000	1,022
1.500%, 08/28/2024 (A)		375	385

Description		Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
International Finance MTN
2.875%, 07/31/2023 (A)	$	375	$393
2.125%, 04/07/2026 (A)		1,000	1,052
2.000%, 10/24/2022 (A)		750	764
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026 (C)	EUR	2,839	4,083
2.600%, 09/15/2023 (C)		1,222	1,561
2.550%, 09/15/2041 (C)		1,256	2,259
2.350%, 09/15/2024 (C)		1,076	1,414
2.350%, 09/15/2035 (C)		3,200	5,162
1.300%, 05/15/2028 (C)		4,220	5,684
1.250%, 09/15/2032 (C)		5,455	7,651
0.400%, 05/15/2030 (C)		3,579	4,591
0.100%, 05/15/2022 (C)		2,128	2,520
Korea Development Bank/The
4.625%, 11/16/2021 (A)	$	250	251
Korea International Bond
2.750%, 01/19/2027 (A)		1,000	1,072
North American Development Bank
2.400%, 10/26/2022 (A)		200	204
Province of Alberta Canada
3.350%, 11/01/2023 (A)		250	265
3.300%, 03/15/2028 (A)		500	555
2.950%, 01/23/2024 (A)		250	264
2.200%, 07/26/2022 (A)		1,000	1,016
Province of British Columbia Canada
6.500%, 01/15/2026 (A)		250	303
2.000%, 10/23/2022 (A)		750	764
Province of Manitoba Canada
3.050%, 05/14/2024 (A)		250	266
2.600%, 04/16/2024 (A)		500	526
2.125%, 05/04/2022 (A)		250	253
Province of Ontario Canada
3.200%, 05/16/2024 (A)		250	267
2.500%, 04/27/2026 (A)		1,000	1,064
2.450%, 06/29/2022 (A)		250	254
2.400%, 02/08/2022 (A)		750	756
2.250%, 05/18/2022 (A)		500	506
2.200%, 10/03/2022 (A)		500	510
2.000%, 10/02/2029 (A)		500	514
Province of Quebec Canada
7.500%, 09/15/2029 (A)		450	642
2.875%, 10/16/2024 (A)		500	534
2.625%, 02/13/2023 (A)		500	516
2.500%, 04/09/2024 (A)		1,000	1,050
2.500%, 04/20/2026 (A)		750	800
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	500	2,559
2.500%, 07/17/2024		340	1,672
2.000%, 01/26/2035		932	3,768
1.875%, 11/22/2022		743	1,087
1.250%, 11/22/2027		6,612	11,612

232	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
1.250%, 11/22/2032	GBP	13,648	$27,944
1.250%, 11/22/2055		1,272	4,579
1.125%, 11/22/2037		2,870	6,671
0.750%, 03/22/2034		1,973	3,977
0.750%, 11/22/2047		1,323	3,629
0.625%, 03/22/2040		2,116	4,838
0.625%, 11/22/2042		3,451	8,367
0.500%, 03/22/2050		716	1,965
0.375%, 03/22/2062		1,166	3,965
0.250%, 03/22/2052		1,262	3,422
0.125%, 03/22/2024		2,016	2,998
0.125%, 03/22/2026		4,495	7,071
0.125%, 08/10/2028		9,683	16,254
0.125%, 03/22/2029		8,107	13,747
0.125%, 08/10/2031		1,249	2,237
0.125%, 03/22/2044		3,151	7,155
0.125%, 08/10/2048		3,113	7,708
0.125%, 03/22/2058		1,194	3,530
0.125%, 11/22/2065		1,173	4,082
0.125%, 03/22/2068		3,059	11,434

Total Sovereign Debt (Cost $432,859) ($ Thousands)			469,029

		Shares

FOREIGN COMMON STOCK — 2.9%
Australia — 0.1%
Afterpay *		911	80
AGL Energy Ltd		11,836	49
Ampol		2,048	41
APA Group		14,676	92
Aristocrat Leisure Ltd		2,463	84
ASX Ltd		1,383	81
Aurizon Holdings Ltd		21,309	58
AusNet Services		121,425	221
Brambles Ltd		4,589	36
Cochlear Ltd		834	133
Coles Group Ltd		10,674	131
Computershare Ltd		8,847	117
Crown Resorts Ltd *		10,576	73
CSL Ltd		892	189
Endeavour Group		6,248	31
Evolution Mining Ltd		51,564	130
Lendlease Group ‡		5,588	44
Newcrest Mining Ltd		3,749	61
Northern Star Resources Ltd		20,330	125
Oil Search Ltd		16,564	52
Orica Ltd		4,582	46
Origin Energy Ltd		9,571	33
REA Group Ltd		484	56
Santos Ltd		10,191	53
SEEK Ltd		2,052	46

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Sonic Healthcare Ltd	4,379	$129
Tabcorp Holdings Ltd	30,312	107
Telstra Corp Ltd, Cl B	53,641	152
Treasury Wine Estates Ltd	15,968	143
Washington H Soul Pattinson & Co Ltd	3,573	101
Wesfarmers Ltd	1,419	57
WiseTech Global	4,748	184
Woodside Petroleum Ltd	5,284	91
Woolworths Group Ltd	6,248	178
Xero *	1,105	111

		3,315

Austria — 0.0%
Erste Group Bank AG	2,047	90
OMV AG	775	47
Verbund AG ‡	519	53

		190

Belgium — 0.1%
Ageas	1,537	76
Anheuser-Busch InBev SA/NV	1,152	66
Argenx *	613	184
Elia System Operator SA/NV	1,419	170
Etablissements Franz Colruyt	9,528	486
Groupe Bruxelles Lambert SA	357	39
KBC Group NV	780	71
Proximus SADP	11,315	225
UCB SA, Cl A	2,051	230
Umicore SA	1,214	72

		1,619

Canada — 0.2%
Agnico Eagle Mines Ltd	1,596	83
Algonquin Power & Utilities Corp	5,110	75
Alimentation Couche-Tard Inc, Cl B	1,594	61
Atco Ltd/Canada, Cl I	859	28
B2Gold Corp	17,283	59
Ballard Power Systems *	2,282	32
Bank of Nova Scotia/The, Cl C	1,590	98
Barrick Gold Corp	6,818	123
Bausch Health Cos Inc *	1,753	49
BCE Inc	920	46
BlackBerry Ltd *	8,664	84
Brookfield Renewable, Cl A	2,401	93
Cameco Corp	2,521	55
Canadian Pacific Railway Ltd	1,355	88
Canadian Tire Corp Ltd, Cl A	894	125
Canadian Utilities Ltd, Cl A	2,438	66
Canopy Growth Corp *	3,668	51
CCL Industries Inc, Cl B	2,082	108
CGI Inc, Cl A *	1,997	170
Constellation Software Inc/Canada	100	164

SEI Institutional Managed Trust / Annual Report / September 30, 2021	233

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Dollarama Inc	3,557	$154
Emera Inc	1,092	49
Empire Co Ltd, Cl A	7,348	224
First Quantum Minerals Ltd (Canada)	2,143	40
Fortis Inc/Canada	2,017	89
Franco-Nevada Corp	892	116
George Weston Ltd	1,417	153
GFL Environmental	1,398	52
Gildan Activewear Inc	3,722	136
Hydro One Ltd	2,869	68
iA Financial Corp Inc	540	31
Imperial Oil Ltd	822	26
Keyera	1,776	45
Kinross Gold Corp	13,832	74
Kirkland Lake Gold Ltd	1,686	70
Loblaw Cos Ltd	7,305	501
Magna International Inc, Cl A	1,415	106
Metro Inc/CN, Cl A	10,610	518
Northland Power	1,799	56
Nutrien Ltd	1,332	86
Onex Corp	820	58
Open Text Corp	2,952	144
Pan American Silver	2,322	54
Parkland	1,300	37
Quebecor Inc, Cl B	3,150	76
Restaurant Brands International Inc	2,731	167
Ritchie Bros Auctioneers, Cl B	913	56
Royal Bank of Canada	1,066	106
Saputo Inc	4,704	120
Shopify Inc, Cl A *	63	85
Teck Resources Ltd, Cl B	2,736	68
TELUS Corp	4,854	107
Thomson Reuters	1,656	183
Toronto-Dominion Bank/The	1,857	123
Wheaton Precious Metals Corp	2,553	96
WSP Global Inc	1,000	120
Yamana Gold Inc	14,356	57

		5,909

China — 0.0%
Sands China Ltd *	18,800	39

Denmark — 0.1%
Ambu A/S, Cl B	4,155	123
Carlsberg A/S, Cl B	1,017	166
Chr Hansen Holding A/S *	1,282	105
Coloplast A/S, Cl B	1,741	273
Danske Bank A/S	4,552	77
Demant A/S *	2,583	130
DSV A/S	468	112
Genmab A/S *	435	191
GN Store Nord A/S	1,712	119

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Novo Nordisk A/S, Cl B	3,164	$307
Novozymes A/S, Cl B	2,193	150
Orsted A/S	1,151	152
Pandora A/S *	660	80
Tryg A/S	3,506	80

		2,065

Finland — 0.0%
Elisa Oyj	1,739	108
Fortum Oyj	5,767	176
Kesko Oyj, Cl B	4,597	159
Nokia Oyj *	20,694	114
Orion Oyj, Cl B	2,179	86
UPM-Kymmene Oyj, Cl V	1,682	60

		703

France — 0.2%
Aeroports de Paris, Cl A *	373	48
Air Liquide SA	839	135
Arkema SA	736	98
Atos SE	672	36
BioMerieux	1,592	182
Bollore SA	19,190	111
Bouygues SA	892	37
Capgemini SE	433	90
Carrefour SA	6,251	113
Covivio ‡	434	37
Dassault Systemes	1,640	86
Edenred	1,268	69
Electricite de France SA	16,450	208
Engie SA	7,170	94
Eurazeo	468	44
Eurofins Scientific	990	127
Getlink SE	4,624	73
Iliad SA	919	194
Ipsen SA	736	70
Kering	119	85
Legrand SA	1,748	188
L’Oreal SA	545	225
LVMH Moet Hennessy Louis Vuitton SE	84	60
Orange SA	24,112	261
Orpea	727	85
Pernod Ricard SA	684	151
Publicis Groupe SA	2,651	179
Remy Cointreau SA	674	131
Sanofi	904	87
Sartorius Stedim Biotech	446	250
SCOR SE	1,457	42
Sodexo SA *	747	66
STMicroelectronics NV	1,562	68
Suez	8,227	188
Teleperformance	98	39

234	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Thales SA, Cl A	220	$21
TOTAL SA	10,035	481
Ubisoft Entertainment SA *	2,538	153
Valeo SA	1,298	36
Veolia Environnement SA	5,206	160
Vinci SA	720	75
Vivendi SA	5,328	67
Wendel SA	480	67
Worldline SA/France *	865	66

		5,083

Germany — 0.2%
adidas AG	308	97
Allianz SE	347	78
Beiersdorf AG	1,765	191
Brenntag AG	810	76
Carl Zeiss Meditec AG	1,160	223
Commerzbank AG *	2,444	16
Continental AG *	286	31
Covestro AG	1,507	104
Delivery Hero SE *	473	61
Deutsche Boerse AG	198	32
Deutsche Telekom AG	6,455	130
Deutsche Wohnen SE ‡	1,750	107
E.ON SE	43,325	531
GEA Group AG	1,568	72
Hannover Rueck SE	313	55
HeidelbergCement AG	879	66
HelloFresh *	1,032	96
Henkel AG & Co KGaA	1,543	133
Infineon Technologies AG	1,964	81
Knorr-Bremse AG	603	65
Merck KGaA	757	165
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	274	75
QIAGEN NV *	5,142	267
Rational	61	58
RWE AG	9,223	327
Scout24	1,602	111
Siemens Healthineers AG	2,595	169
Symrise AG, Cl A	1,058	139
TeamViewer AG *	2,216	65
Telefonica Deutschland Holding AG	49,295	140
Uniper SE	9,383	392
United Internet AG	3,471	135
Vitesco Technologies Group *	57	3
Vonovia SE ‡	1,105	67
Zalando SE *	783	72

		4,430

Hong Kong — 0.2%
AIA Group Ltd	6,600	76

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Budweiser Brewing APAC	30,700	$78
CK Asset Holdings Ltd ‡	431	2
CK Hutchison Holdings Ltd	18,208	122
CK Infrastructure Holdings Ltd	80,500	450
CLP Holdings Ltd, Cl B	134,838	1,299
Galaxy Entertainment Group Ltd *	10,000	51
HK Electric Investments & HK Electric Investments Ltd	881,000	875
HKT Trust & HKT Ltd	208,010	285
Hong Kong & China Gas Co Ltd	713,999	1,082
Melco Resorts & Entertainment Ltd ADR *	3,036	31
Power Assets Holdings Ltd	133,974	788
SJM Holdings Ltd *	33,000	22
Swire Properties Ltd ‡	18,400	46
Techtronic Industries Co Ltd	6,501	130
WH Group Ltd	85,329	61
Wynn Macau Ltd *	27,600	23
Xinyi Glass Holdings	30,000	90

		5,511

Ireland — 0.0%
Accenture PLC, Cl A	286	92
CRH PLC	2,389	112
Eaton Corp PLC	402	60
Flutter Entertainment PLC *	365	72
James Hardie Industries PLC *	2,747	100
Kerry Group PLC, Cl A	3,791	510

		946

Israel — 0.0%
Azrieli Group Ltd ‡	1,204	109
Bank Leumi Le-Israel BM	11,928	102
Elbit Systems Ltd	527	77
Nice Ltd *	1,264	352
Teva Pharmaceutical Industries Ltd ADR *	14,485	141
Wix.com Ltd *	719	141

		922

Italy — 0.1%
Amplifon	2,640	126
Assicurazioni Generali SpA	5,334	114
Atlantia SpA *	3,095	59
Davide Campari-Milano	7,301	103
DiaSorin SpA	1,772	373
Ferrari NV	347	73
Infrastrutture Wireless Italiane	8,712	97
Intesa Sanpaolo SpA	22,601	64
Moncler SpA	1,664	102
Nexi *	6,804	127
Poste Italiane SpA	8,102	112
Prysmian SpA	1,571	55
Recordati SpA	3,108	181

SEI Institutional Managed Trust / Annual Report / September 30, 2021	235

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Snam SpA	15,257	$85
Stellantis *	4,810	92
Telecom Italia SpA/Milano	79,865	32
Tenaris SA	1,325	14
Terna — Rete Elettrica Nazionale	16,471	117

		1,926

Japan — 0.9%
ABC-Mart Inc, Cl H	1,500	85
Advantest Corp	500	45
Aeon Co Ltd, Cl H	2,600	69
Aisin Seiki Co Ltd	1,500	55
Ajinomoto Co Inc	23,200	687
ANA Holdings Inc *	3,500	91
Asahi Group Holdings Ltd	2,100	102
Asahi Intecc Co Ltd	2,400	66
Asahi Kasei Corp	4,200	45
Astellas Pharma Inc	6,600	109
Bandai Namco Holdings Inc	800	60
Canon Inc	5,200	128
Capcom	5,100	142
Casio Computer	2,500	42
Central Japan Railway Co	400	64
Chiba Bank Ltd/The, Cl B	7,300	48
Chubu Electric Power Co Inc	31,900	378
Chugai Pharmaceutical Co Ltd	2,500	92
Concordia Financial Group Ltd	10,100	40
Cosmos Pharmaceutical Corp	700	119
CyberAgent Inc	9,100	177
Dai Nippon Printing Co Ltd	3,300	80
Daifuku Co Ltd	700	66
Dai-ichi Life Holdings	2,300	51
Daiichi Sankyo Co Ltd	2,400	64
Daito Trust Construction Co Ltd	900	105
Daiwa House Industry Co Ltd ‡	1,300	44
Daiwa House Investment Corp ‡	42	123
Dentsu Group Inc	3,500	135
Disco	200	56
Eisai Co Ltd	1,400	105
FUJIFILM Holdings Corp	3,500	302
Fujitsu Ltd	400	73
GLP J-Reit ‡	44	72
GMO Payment Gateway Inc	600	76
Hakuhodo DY Holdings Inc	3,400	59
Hamamatsu Photonics	1,500	93
Hankyu Hanshin Holdings Inc	3,600	114
Hino Motors Ltd	6,700	63
Hirose Electric Co Ltd	682	114
Hisamitsu Pharmaceutical	1,200	46
Hitachi Construction Machinery Co Ltd	1,600	46
Hitachi Metals Ltd *	3,300	64
Hoya Corp	800	125

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Ibiden	1,500	$83
Idemitsu Kosan Co Ltd	50,898	1,344
Iida Group Holdings	1,900	49
Inpex Corp	82,300	646
IT Holdings	3,300	90
Ito En	1,700	113
ITOCHU Corp	3,700	109
Itochu Techno-Solutions Corp	2,800	91
Japan Metropolitan Fund Invest, Cl A ‡	64	62
Japan Post Bank Co Ltd	7,900	68
Japan Post Holdings Co Ltd	13,200	112
Japan Real Estate Investment Corp ‡	12	72
Japan Tobacco Inc	6,700	132
JFE Holdings	4,500	68
JSR Corp	1,900	69
JXTG Holdings Inc	333,100	1,361
Kakaku.com Inc	4,300	140
Kansai Electric Power Co Inc/The	58,700	571
Kao Corp	1,800	107
KDDI Corp	8,800	291
Keio Corp	1,600	86
Keyence	200	120
Kikkoman Corp	900	73
Kintetsu Group Holdings Co Ltd *	2,700	91
Kirin Holdings Co Ltd	4,100	76
Kobayashi Pharmaceutical	900	71
Kobe Bussan	2,600	85
Komatsu Ltd	2,500	60
Konami Holdings Corp	1,600	101
Kose	500	60
Kubota	2,600	56
Kyocera Corp	1,500	94
Kyowa Hakko Kirin Co Ltd	4,100	148
Lasertec Corp	300	69
Lawson Inc	12,000	589
Lion Corp	19,700	319
LIXIL Group Corp	2,000	58
M3 Inc *	800	57
Marubeni Corp	7,100	59
Matsushita Electric Industrial	20,400	254
McDonald’s Holdings Co Japan Ltd	2,923	138
Medipal Holdings Corp	6,800	129
MEIJI Holdings Co Ltd	2,400	155
Mercari *	600	33
Mitsubishi Chemical Holdings Corp, Cl B	8,100	74
Mitsui Fudosan Co Ltd ‡	2,500	60
MonotaRO	4,700	106
Murata Manufacturing Co Ltd	700	63
Nabtesco Corp	1,100	42
NEC Corp	1,400	76
Nexon Co Ltd	5,800	94
NH Foods Ltd	1,600	61

236	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Nintendo Co Ltd	204	$99
Nippon Building Fund Inc ‡	13	84
Nippon Paint Holdings	5,400	59
Nippon Prologis Inc ‡	40	134
Nippon Shinyaku	1,500	125
Nippon Telegraph & Telephone Corp	7,400	205
Nippon Yusen	4,400	333
Nissan Chemical	1,000	59
Nisshin Seifun Group Inc	4,815	80
Nissin Foods Holdings Co Ltd	2,000	161
Nitori Holdings	400	79
Nomura Holdings	6,600	33
Nomura Real Estate Master Fund ‡	44	63
Nomura Research Institute Ltd	2,934	109
NSK	7,500	51
NTT Data Corp	5,700	111
Obic Co Ltd	400	77
Odakyu Electric Railway Co Ltd	2,700	63
Oji Holdings Corp	14,000	71
Olympus	3,600	79
Ono Pharmaceutical Co Ltd	10,800	247
Oracle Corp Japan *	1,200	106
Oriental Land	600	98
ORIX	3,400	64
Orix JREIT Inc ‡	51	89
Osaka Gas Co Ltd	22,700	417
Otsuka Corp	2,000	103
Otsuka Holdings Co Ltd	2,600	112
Pan Pacific International Holdings Corp	19,200	399
PeptiDream Inc *	1,665	54
Pigeon	4,900	114
Pola Orbis Holdings Inc	3,200	74
Rakuten Group Inc *	4,400	43
Ricoh Co Ltd	5,000	51
Rohm Co Ltd	700	67
Ryohin Keikaku Co Ltd	2,300	52
Santen Pharmaceutical Co Ltd	8,000	113
SBI Holdings	4,300	106
SCSK	3,600	76
Seven & i Holdings Co Ltd	3,600	164
Sharp *	1,900	24
Shimano	300	88
Shionogi & Co Ltd	1,600	110
Shiseido Co Ltd	1,400	94
Shizuoka Bank Ltd/The	12,000	99
Softbank Corp	10,500	143
SoftBank Group Corp	900	52
Sohgo Security Services	3,100	140
Sompo Holdings	2,100	92
Sony Group	600	67
Square Enix Holdings Co Ltd	1,700	91
Subaru Corp	2,400	45

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
SUMCO Corp	1,800	$36
Sumitomo Chemical	39,700	208
Sumitomo Corp	6,500	92
Sumitomo Dainippon Pharma Co Ltd	4,600	82
Sumitomo Metal Mining	1,000	36
Suntory Beverage & Food Ltd	3,500	146
Sysmex Corp	1,700	212
T&D Holdings	3,000	42
Taisei Corp	1,900	61
Taisho Pharmaceutical Holdings Co Ltd	1,900	111
Taiyo Nippon Sanso Corp	2,600	66
Takeda Pharmaceutical Co Ltd	4,318	143
TDK Corp	1,200	44
Tecmo Koei Holdings	2,480	118
Terumo Corp	2,800	133
Tobu Railway Co Ltd	4,000	108
Toho Co Ltd/Tokyo	3,600	170
Toho Gas Co Ltd	6,312	276
Tohoku Electric Power Co Inc	42,500	313
Tokio Marine Holdings Inc	2,300	124
Tokyo Electric Power Co Holdings Inc *	82,700	237
Tokyo Electron	100	45
Tokyo Gas Co Ltd	26,800	499
Tokyu Corp	7,000	105
Toray Industries Inc	10,000	64
Toyo Suisan Kaisha Ltd	10,800	480
Toyota Industries Corp	400	33
Toyota Motor Corp	12,000	215
Trend Micro Inc/Japan *	2,400	134
Tsuruha Holdings Inc	900	111
Unicharm Corp	7,900	350
United Urban Investment Corp ‡	32	43
Welcia Holdings Co Ltd	4,000	144
Yakult Honsha Co Ltd	2,100	107
Yamada Denki Co Ltd	12,900	54
Yamaha	600	38
Yamato Holdings Co Ltd	2,500	63
Yokogawa Electric	3,700	65
Z Holdings Corp	17,700	114
ZOZO Inc	1,300	49

		24,995

Netherlands — 0.1%
ABN AMRO Bank NV	6,628	96
Adyen NV *	65	182
Aegon NV	17,146	89
Akzo Nobel NV	447	49
ArcelorMittal SA	2,187	67
ASM International	322	126
ASML Holding NV	209	156
Just Eat Takeaway.com *	928	68
Koninklijke Ahold Delhaize NV	6,728	224

SEI Institutional Managed Trust / Annual Report / September 30, 2021	237

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Koninklijke DSM NV	490	$98
Koninklijke KPN NV	54,612	172
Koninklijke Philips NV	3,809	169
Koninklijke Vopak NV	1,450	57
Prosus NV *	898	72
Universal Music Group	5,328	143
Wolters Kluwer NV *	2,040	216

		1,984

New Zealand — 0.0%
a2 Milk Co Ltd *	7,656	34
Auckland International Airport Ltd *	16,947	91
Fisher & Paykel Healthcare Corp Ltd	3,887	86
Mercury NZ Ltd	15,400	69
Spark New Zealand Ltd	24,430	81

		361

Norway — 0.0%
Adevinta, Cl B *	1,318	23
Equinor ASA	1,664	42
Gjensidige Forsikring ASA	6,791	151
Norsk Hydro ASA	22,961	173
Schibsted, Cl A	707	34
Telenor ASA	4,761	80
Yara International ASA	1,133	56

		559

Portugal — 0.0%
Banco Espirito Santo SA*	50,830	—
EDP — Energias de Portugal SA	8,940	47
Galp Energia SGPS SA	3,363	38
Jeronimo Martins SGPS SA	3,401	68

		153

Singapore — 0.1%
Capitaland Investment *‡	53,100	133
CapitaLand Mall Trust ‡	81,953	122
City Developments Ltd	7,600	39
Genting Singapore Ltd	60,700	32
Jardine Matheson Holdings Ltd	1,864	99
Oversea-Chinese Banking Corp Ltd	2,700	23
Sea Ltd ADR *	1,265	403
Singapore Airlines Ltd *	31,000	115
Singapore Technologies Engineering Ltd	25,400	71
Singapore Telecommunications	570,500	1,034
Venture Corp Ltd	6,400	85
Wilmar International Ltd	29,500	91

		2,247

Spain — 0.0%
Aena SME SA *	513	89
Cellnex Telecom SA *	1,317	81

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Enagas SA	3,003	$67
Endesa SA	5,109	103
Ferrovial SA	2,453	72
Grifols SA	5,142	126
Iberdrola SA	8,302	83
Industria de Diseno Textil SA	3,329	123
Naturgy Energy Group SA	5,272	133
Red Electrica Corp SA	3,414	68
Repsol SA, Cl A	6,896	90
Siemens Gamesa Renewable Energy SA *	1,571	40

		1,075

Sweden — 0.1%
Atlas Copco AB, Cl A	345	21
Boliden	2,335	75
Electrolux AB	3,309	77
Epiroc, Cl A	416	9
EQT	570	24
Essity AB, Cl B	1,340	42
H & M Hennes & Mauritz, Cl B	2,264	46
ICA Gruppen AB	3,041	140
Kinnevik, Cl B *	1,565	55
Lundin Petroleum AB	19,374	724
Nordea Bank Abp, Cl A	6,982	90
Skandinaviska Enskilda Banken AB, Cl A	7,936	112
Svenska Cellulosa AB SCA, Cl B	4,559	71
Svenska Handelsbanken AB, Cl A	7,194	81
Swedbank AB, Cl A	4,910	99
Swedish Match	11,190	98
Tele2 AB, Cl B	14,343	213
Telefonaktiebolaget LM Ericsson, Cl B	10,512	119
Telia Co AB	50,331	208

		2,304

Switzerland — 0.2%
Adecco Group AG	1,187	60
Alcon Inc	2,354	192
Baloise Holding AG	496	76
Barry Callebaut AG	104	236
Chocoladefabriken Lindt & Spruengli AG	1	118
Cie Financiere Richemont SA, Cl A	936	98
Geberit AG	215	159
Givaudan SA	26	119
LafargeHolcim Ltd	1,540	75
Logitech International SA	1,488	133
Lonza Group AG	296	223
Nestle SA	1,850	224
Novartis AG	1,048	86
Partners Group Holding AG	76	119
Roche Holding	484	199
Schindler Holding AG	179	46
SGS SA, Cl B	41	120

238	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Sika AG	195	$62
Sonova Holding AG	526	200
Straumann Holding AG	96	173
Swatch Group AG/The, Cl B	251	66
Swiss Life Holding AG	180	91
Swiss Prime Site AG ‡	588	58
Swisscom AG	2,529	1,457
Temenos AG	715	97
UBS Group AG	5,937	95
Vifor Pharma AG	505	66
Zurich Insurance Group AG	87	36

		4,684

United Kingdom — 0.3%
Admiral Group PLC	1,718	72
Allegion PLC	654	86
Amcor PLC	16,032	186
Anglo American PLC	1,722	61
Antofagasta PLC	4,517	83
Aon PLC, Cl A	234	67
Aptiv PLC *	615	92
Associated British Foods PLC	2,191	55
AstraZeneca PLC	1,317	159
Auto Trader Group PLC	16,934	134
AVEVA Group	1,393	68
Barratt Developments PLC	2,222	20
Berkeley Group Holdings	1,223	72
BHP Group	3,324	85
BP PLC	106,527	489
British American Tobacco PLC	1,681	59
BT Group PLC, Cl A *	64,702	139
Bunzl PLC	3,000	99
Burberry Group PLC	2,013	49
Coca-Cola European Partners PLC	1,665	92
Coca-Cola HBC AG	2,429	78
Compass Group PLC *	3,169	65
DCC PLC	732	61
Diageo PLC	2,888	140
Experian PLC	2,610	109
GlaxoSmithKline PLC	6,114	116
Halma PLC	5,482	210
Hikma Pharmaceuticals PLC	4,056	134
HSBC Holdings PLC	22,379	118
Imperial Brands PLC	3,182	67
Informa PLC *	13,266	98
InterContinental Hotels Group PLC *	743	48
J Sainsbury PLC	33,428	129
Johnson Controls International	3,007	205
Johnson Matthey PLC	1,866	67
Kingfisher PLC	8,953	41
Kingspan Group PLC	608	61
Linde PLC	660	194

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
London Stock Exchange Group	368	$37
Medtronic PLC	1,787	224
National Grid PLC	26,031	310
NMC Health PLC (F)	12,179	—
Ocado Group PLC *	1,150	26
Pearson PLC	15,495	149
Pentair PLC	1,382	100
Persimmon PLC	1,027	37
Reckitt Benckiser Group PLC	405	32
RELX PLC	3,034	88
Rentokil Initial	12,011	94
Rio Tinto PLC	815	54
Rolls-Royce Holdings PLC *	19,553	37
Royal Dutch Shell PLC, Cl B	25,464	566
Sage Group PLC/The	12,410	119
Severn Trent PLC	6,494	228
Smith & Nephew PLC	7,784	135
Smiths Group PLC	3,056	59
Smurfit Kappa Group PLC	3,031	159
Spirax-Sarco Engineering	249	50
SSE PLC	8,543	181
Tesco	17,126	58
Trane Technologies PLC	641	111
United Utilities Group PLC, Cl B	16,150	211
Vodafone Group PLC	67,936	104
Whitbread PLC *	1,095	49
Wm Morrison Supermarkets PLC	34,659	138
WPP PLC	8,141	110

		7,574

Total Foreign Common Stock (Cost $65,743) ($ Thousands)		78,594

COMMON STOCK — 2.2%
Communication Services — 0.2%
Activision Blizzard Inc	2,448	190
Alphabet Inc, Cl A *	115	308
AT&T Inc	11,538	312
Charter Communications Inc, Cl A *	355	258
Comcast Corp, Cl A	4,650	260
Discovery Inc, Cl A *	5,410	137
DISH Network Corp, Cl A *	4,240	184
Electronic Arts Inc	1,763	251
Facebook Inc, Cl A *	839	285
Fox Corp	6,025	224
Interpublic Group of Cos Inc/The	10,256	376
Live Nation Entertainment Inc *	2,226	203
Lumen Technologies Inc	27,586	342
Netflix Inc *	350	214
News Corp, Cl B	11,316	263

SEI Institutional Managed Trust / Annual Report / September 30, 2021	239

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Omnicom Group Inc	4,808	$348
Take-Two Interactive Software Inc, Cl A *	1,489	229
T-Mobile US Inc *	2,109	269
Twitter Inc *	2,423	146
Verizon Communications Inc	10,486	566
ViacomCBS Inc, Cl B	2,272	90
Walt Disney Co/The *	1,361	230

		5,685

Consumer Discretionary — 0.2%
Advance Auto Parts Inc	554	116
Amazon.com Inc, Cl A *	29	95
AutoZone Inc *	63	107
Bath & Body Works	1,468	93
Best Buy Co Inc	879	93
Booking Holdings Inc *	33	78
BorgWarner Inc	1,798	78
CarMax Inc *	607	78
Chipotle Mexican Grill Inc, Cl A *	60	109
Darden Restaurants Inc	642	97
Dollar General Corp	398	84
Dollar Tree Inc *	910	87
Domino’s Pizza Inc	229	109
DR Horton Inc	1,517	127
eBay Inc	1,485	103
Etsy Inc *	261	54
Expedia Group Inc *	886	145
Ford Motor Co *	6,979	99
Gap Inc/The	2,713	62
General Motors Co *	1,328	70
Hanesbrands Inc	5,402	93
Hasbro Inc	959	86
Hilton Worldwide Holdings Inc *	1,035	137
Home Depot Inc/The	344	113
Leggett & Platt Inc	1,806	81
Lennar Corp, Cl A	714	67
LKQ Corp *	2,394	120
Lowe’s Cos Inc	368	75
Marriott International Inc/MD, Cl A *	453	67
McDonald’s Corp	344	83
MGM Resorts International	1,069	46
Mohawk Industries Inc *	714	127
Newell Brands Inc, Cl B	3,837	85
NIKE Inc, Cl B	427	62
O’Reilly Automotive Inc *	186	114
PulteGroup Inc	884	41
PVH Corp *	953	98
Ralph Lauren Corp, Cl A	665	74
Ross Stores Inc	854	93
Starbucks Corp	1,082	119
Tapestry Inc	2,823	105
Target Corp, Cl A	521	119
Tesla Inc *	79	61

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TJX Cos Inc/The	1,474	$97
Tractor Supply Co	712	144
Ulta Beauty Inc *	141	51
Under Armour Inc, Cl A *	2,909	59
VF Corp	958	64
Whirlpool Corp	398	81
Wynn Resorts Ltd *	546	46
Yum! Brands Inc	758	93

		4,585

Consumer Staples — 0.3%
Altria Group Inc	3,669	167
Archer-Daniels-Midland Co	2,936	176
Brown-Forman Corp, Cl B	2,289	153
Campbell Soup Co	7,410	310
Church & Dwight Co Inc	2,519	208
Clorox Co/The	1,065	176
Coca-Cola Co/The	3,032	159
Colgate-Palmolive Co	3,689	279
Conagra Brands Inc	7,558	256
Constellation Brands Inc, Cl A	1,139	240
Costco Wholesale Corp	479	215
Estee Lauder Cos Inc/The, Cl A	852	256
General Mills Inc	5,970	357
Hershey Co/The	1,347	228
Hormel Foods Corp	9,195	377
J M Smucker Co/The	2,772	333
Kellogg Co	4,858	310
Kimberly-Clark Corp	2,081	276
Kraft Heinz Co/The	4,956	183
Kroger Co/The	6,207	251
Lamb Weston Holdings Inc	2,378	146
McCormick & Co Inc/MD	2,821	229
Molson Coors Beverage Co, Cl B	3,119	145
Mondelez International Inc, Cl A	3,684	214
Monster Beverage Corp *	3,145	279
PepsiCo Inc	1,095	165
Philip Morris International Inc	2,561	243
Procter & Gamble Co/The	2,075	290
Sysco Corp, Cl A	2,272	178
Tyson Foods Inc, Cl A	2,695	213
Walgreens Boots Alliance Inc	4,466	210
Walmart Inc	1,137	158

		7,380

Energy — 0.1%
APA	4,561	98
Baker Hughes Co, Cl A	6,778	168
Chevron Corp	1,364	138
ConocoPhillips	8,119	550
Coterra Energy	9,055	197
Devon Energy Corp	6,537	232
Diamondback Energy Inc, Cl A	2,478	235

240	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EOG Resources Inc	2,533	$203
Exxon Mobil Corp	6,272	369
Hess Corp	3,016	236
Kinder Morgan Inc	8,358	140
Marathon Oil Corp	17,930	245
Marathon Petroleum Corp	842	52
ONEOK Inc	2,048	119
Phillips 66	2,119	148
Pioneer Natural Resources Co	950	158
Schlumberger NV, Cl A	6,517	193
Valero Energy Corp	2,323	164
Williams Cos Inc/The	6,562	170

		3,815

Financials — 0.2%
Allstate Corp/The	963	123
American International Group Inc	273	15
Ameriprise Financial Inc	518	137
Arthur J Gallagher & Co	347	52
Assurant Inc	976	154
Bank of America Corp	1,088	46
Bank of New York Mellon Corp/The	1,593	83
BlackRock Inc	75	63
Capital One Financial Corp	280	45
Cboe Global Markets Inc	436	54
Charles Schwab Corp/The	1,358	99
Chubb Ltd	198	34
Cincinnati Financial Corp	315	36
Citizens Financial Group Inc	2,888	136
Discover Financial Services	794	98
Fifth Third Bancorp	3,964	168
Franklin Resources Inc	2,773	82
Globe Life Inc	870	77
Goldman Sachs Group Inc/The	156	59
Hartford Financial Services Group Inc/The	671	47
Huntington Bancshares Inc/OH	2,954	46
Intercontinental Exchange Inc	482	55
Invesco Ltd	3,850	93
JPMorgan Chase & Co	293	48
KeyCorp	2,956	64
Loews Corp	1,583	85
M&T Bank Corp	598	89
MarketAxess Holdings Inc	80	34
Marsh & McLennan Cos Inc	634	96
MetLife Inc	351	22
Morgan Stanley	1,357	132
MSCI Inc, Cl A	231	140
Nasdaq Inc, Cl A	368	71
Northern Trust Corp	370	40
People’s United Financial Inc	7,837	137
PNC Financial Services Group Inc/The	607	119
Principal Financial Group Inc, Cl A	1,498	97
Progressive Corp/The	529	48

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Prudential Financial Inc	736	$77
Raymond James Financial Inc	1,773	164
Regions Financial Corp	3,285	70
State Street Corp	770	65
SVB Financial Group, Cl B *	177	114
Synchrony Financial	2,695	132
T Rowe Price Group Inc	327	64
Travelers Cos Inc/The	101	15
US Bancorp	2,336	139
Wells Fargo & Co	1,682	78
Willis Towers Watson PLC	490	114

		4,056

Health Care — 0.2%
Abbott Laboratories	643	76
AbbVie Inc	968	104
ABIOMED Inc *	280	91
Agilent Technologies Inc	1,033	163
Align Technology Inc *	126	84
AmerisourceBergen Corp, Cl A	593	71
Amgen Inc, Cl A	646	137
Anthem Inc	269	100
Baxter International Inc	1,597	128
Becton Dickinson and Co	396	97
Biogen Inc *	427	121
Bio-Rad Laboratories Inc, Cl A *	142	106
Boston Scientific Corp *	2,255	98
Bristol-Myers Squibb Co	1,520	90
Cardinal Health Inc	1,236	61
Centene Corp *	1,160	72
Cerner Corp	2,555	180
Cigna Corp	365	73
Cooper Cos Inc/The, Cl A	327	135
CVS Health Corp	1,342	114
Danaher Corp, Cl A	606	185
DaVita Inc *	510	59
DENTSPLY SIRONA Inc	1,707	99
Dexcom Inc *	215	118
Edwards Lifesciences Corp, Cl A *	1,150	130
Eli Lilly and Co	431	100
Gilead Sciences Inc	1,887	132
HCA Healthcare Inc	406	98
Henry Schein Inc *	950	72
Hologic Inc *	720	53
Humana Inc	212	83
IDEXX Laboratories Inc *	187	116
Illumina Inc *	236	96
Incyte Corp *	1,159	80
Intuitive Surgical Inc *	130	129
Johnson & Johnson	1,720	278
Laboratory Corp of America Holdings *	675	190
McKesson Corp	787	157
Merck & Co Inc	1,941	146

SEI Institutional Managed Trust / Annual Report / September 30, 2021	241

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mettler-Toledo International Inc *	80	$110
Organon	1,452	48
PerkinElmer Inc	728	126
Pfizer Inc	2,320	100
Quest Diagnostics Inc	658	95
Regeneron Pharmaceuticals Inc *	259	157
ResMed Inc	487	128
Stryker Corp	346	91
Thermo Fisher Scientific Inc	120	69
UnitedHealth Group Inc	200	78
Universal Health Services Inc, Cl B	971	134
Vertex Pharmaceuticals Inc *	617	112
Viatris Inc, Cl W *	5,825	79
Waters Corp *	259	93
West Pharmaceutical Services Inc	276	117
Zimmer Biomet Holdings Inc	639	94
Zoetis Inc, Cl A	653	127

		6,180

Industrials — 0.2%
3M Co	411	72
A O Smith Corp	980	60
Alaska Air Group Inc *	840	49
AMETEK Inc	926	115
Carrier Global Corp	916	47
CH Robinson Worldwide Inc	978	85
Cintas Corp	146	56
Copart Inc *	726	101
CSX Corp	2,961	88
Cummins Inc	289	65
Delta Air Lines Inc, Cl A *	1,126	48
Dover Corp	565	88
Emerson Electric Co	986	93
Equifax Inc	349	88
Expeditors International of Washington Inc	870	104
Fastenal Co, Cl A	1,178	61
Fortive Corp	1,754	124
Fortune Brands Home & Security Inc	492	44
General Dynamics Corp	849	166
General Electric	646	67
Honeywell International Inc	394	84
Howmet Aerospace Inc	2,374	74
Huntington Ingalls Industries Inc, Cl A	251	48
IHS Markit Ltd	978	114
Illinois Tool Works Inc	606	125
Ingersoll Rand Inc *	1,458	73
Jacobs Engineering Group Inc	539	71
JB Hunt Transport Services Inc	390	65
Kansas City Southern	477	129
L3Harris Technologies Inc	320	70
Lockheed Martin Corp	186	64
Masco Corp	1,288	72
Nielsen Holdings PLC	2,219	43

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Norfolk Southern Corp	347	$83
Northrop Grumman Corp	381	137
Otis Worldwide Corp	879	72
PACCAR Inc	956	75
Parker-Hannifin Corp, Cl A	549	154
Quanta Services Inc	797	91
Raytheon Technologies Corp	905	78
Robert Half International Inc	845	85
Rockwell Automation Inc	289	85
Rollins Inc	4,270	151
Snap-on Inc	986	206
Southwest Airlines Co, Cl A *	1,959	101
Textron Inc	2,178	152
TransDigm Group Inc *	128	80
Union Pacific Corp	311	61
United Parcel Service Inc, Cl B	363	66
United Rentals Inc *	170	60
Verisk Analytics Inc, Cl A	884	177
Waste Management Inc	830	124
Xylem Inc/NY	691	85

		4,776

Information Technology — 0.2%
Adobe Inc *	192	110
Advanced Micro Devices Inc *	498	51
Akamai Technologies Inc *	831	87
Analog Devices Inc	376	63
ANSYS Inc *	288	98
Applied Materials Inc	1,164	150
Arista Networks Inc *	322	111
Autodesk Inc, Cl A *	232	66
Automatic Data Processing Inc	354	71
Broadcom Inc	192	93
Cadence Design Systems Inc *	1,227	186
Check Point Software Technologies Ltd *	1,215	137
Cisco Systems Inc/Delaware	2,109	115
Citrix Systems Inc	584	63
Cognizant Technology Solutions Corp, Cl A	1,546	115
Corning Inc, Cl B	2,864	104
CyberArk Software Ltd *	1,251	197
DXC Technology Co *	1,512	51
F5 Networks Inc, Cl A *	420	83
Fidelity National Information Services
Inc, Cl B	799	97
Fiserv Inc, Cl A *	790	86
FleetCor Technologies Inc *	390	102
Fortinet Inc *	468	137
Gartner Inc *	1,003	305
Global Payments Inc	436	69
Hewlett Packard Enterprise Co	8,829	126
HP Inc	2,363	65
Intel Corp	1,628	87
International Business Machines Corp	341	47

242	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intuit Inc	357	$193
IPG Photonics Corp *	338	53
Jack Henry & Associates Inc	575	94
Juniper Networks Inc	2,925	80
Keysight Technologies Inc *	736	121
KLA Corp	464	155
Microchip Technology Inc	571	88
Micron Technology Inc	831	59
Microsoft Corp	768	217
Motorola Solutions Inc	235	55
NetApp Inc	725	65
NortonLifeLock Inc	4,139	105
NVIDIA Corp	456	94
Oracle Corp, Cl B	2,724	237
Paychex Inc	656	74
Paycom Software Inc *	198	98
Qorvo Inc *	628	105
QUALCOMM Inc	570	74
salesforce.com Inc *	252	68
Seagate Technology Holdings	1,509	124
ServiceNow Inc *	159	99
Skyworks Solutions Inc	656	108
Synopsys Inc *	211	63
Teledyne Technologies Inc *	176	76
Texas Instruments Inc	282	54
Tyler Technologies Inc *	247	113
VeriSign Inc *	681	140
Western Digital Corp *	1,138	64
Western Union Co/The	3,204	65
Xilinx Inc *	654	99
Zebra Technologies Corp, Cl A *	113	58

		6,170

Materials — 0.2%
Air Products and Chemicals Inc	580	149
Albemarle Corp	1,075	235
Avery Dennison Corp	1,153	239
Ball Corp	1,736	156
Celanese Corp, Cl A	628	95
CF Industries Holdings Inc	3,811	213
Corteva Inc	5,121	215
Dow Inc	2,337	134
DuPont de Nemours Inc	1,117	76
Eastman Chemical Co	1,987	200
Ecolab Inc	731	152
FMC Corp	1,834	168
Freeport-McMoRan Inc, Cl B	3,462	113
International Flavors & Fragrances Inc	1,993	266
International Paper Co	1,705	95
LyondellBasell Industries NV, Cl A	1,153	108
Martin Marietta Materials Inc, Cl A	696	238
Mosaic Co/The	5,396	193
Newmont Corp	4,763	259

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nucor Corp	2,612	$257
Packaging Corp of America	1,034	142
PPG Industries Inc	1,382	198
Sealed Air Corp	3,350	184
Sherwin-Williams Co/The, Cl A	828	232
Vulcan Materials Co	1,039	176
Westrock Co	3,440	171

		4,664

Real Estate — 0.1%
Alexandria Real Estate Equities Inc ‡	628	120
American Tower Corp, Cl A ‡	353	94
Boston Properties Inc ‡	379	41
Crown Castle International Corp ‡	437	76
Digital Realty Trust Inc, Cl A ‡	526	76
Duke Realty Corp ‡	2,124	102
Equinix Inc ‡	66	52
Equity Residential ‡	1,670	135
Essex Property Trust Inc ‡	198	63
Extra Space Storage Inc ‡	738	124
Federal Realty Investment Trust ‡	1,348	159
Healthpeak Properties Inc ‡	1,687	56
Host Hotels & Resorts Inc *‡	2,919	48
Iron Mountain Inc ‡	1,556	68
Mid-America Apartment Communities Inc ‡	1,107	207
Prologis Inc ‡	549	69
Public Storage ‡	325	97
Realty Income Corp ‡	2,310	150
Regency Centers Corp ‡	515	35
SBA Communications Corp, Cl A ‡	152	50
Simon Property Group Inc ‡	848	110
UDR Inc ‡	2,549	135
Vornado Realty Trust ‡	747	31
Welltower Inc ‡	476	39
Weyerhaeuser Co ‡	1,020	36

		2,173

Utilities — 0.3%
AES Corp/The	8,922	204
Alliant Energy Corp	7,767	435
Ameren Corp	5,646	457
American Electric Power Co Inc	5,935	482
American Water Works Co Inc	1,287	217
Atmos Energy Corp	1,688	149
CenterPoint Energy Inc	10,623	261
CMS Energy Corp	7,099	424
Consolidated Edison Inc	7,733	561
Dominion Energy Inc	7,520	549
DTE Energy Co	2,191	245
Duke Energy Corp	3,471	339
Edison International	5,332	296
Entergy Corp	2,469	245
Evergy Inc	5,347	332

SEI Institutional Managed Trust / Annual Report / September 30, 2021	243

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eversource Energy	5,556	$454
Exelon Corp	5,763	279
FirstEnergy Corp	5,862	209
NextEra Energy Inc	3,133	246
NiSource Inc	15,120	366
NRG Energy Inc	6,095	249
Pinnacle West Capital Corp	3,525	255
PPL Corp	9,644	269
Public Service Enterprise Group Inc	5,156	314
Sempra Energy	2,197	278
Southern Co/The	5,517	342
WEC Energy Group Inc	5,563	491
Xcel Energy Inc	7,537	471

		9,419

Total Common Stock (Cost $35,736) ($ Thousands)		58,903

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 1.4%

Consumer Discretionary — 0.0%
Toyota Motor
3.419%, 07/20/2023 (A)	$500	527
Toyota Motor Credit MTN
3.200%, 01/11/2027 (A)	750	818
2.625%, 01/10/2023 (A)	375	386
University of Southern California
5.250%, 10/01/2111 (A)	100	154

		1,885

Consumer Staples — 0.1%
Colgate-Palmolive MTN
2.250%, 11/15/2022 (A)	1,250	1,278
Procter & Gamble Co/The
2.150%, 08/11/2022 (A)	250	254

		1,532

Energy — 0.1%
Chevron
2.954%, 05/16/2026 (A)	1,000	1,078
Equinor
ASA 2.450%, 01/17/2023 (A)	1,250	1,284
Nexen
5.875%, 03/10/2035 (A)	100	125
Shell International Finance BV
3.250%, 05/11/2025 (A)	250	270
XTO Energy
6.750%, 08/01/2037 (A)	300	433

		3,190

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)

Financials — 0.8%
Bank of Montreal MTN
2.550%, 11/06/2022 (A)	$250	$256
Bank of Nova Scotia
2.700%, 03/07/2022 (A)	500	505
Berkshire Hathaway
3.400%, 01/31/2022 (A)	150	151
2.750%, 03/15/2023 (A)	1,000	1,031
BlackRock
3.375%, 06/01/2022 (A)	500	510
Canadian Imperial Bank of Commerce
2.550%, 06/16/2022 (A)	500	509
CME Group
3.000%, 09/15/2022 (A)	100	103
3.000%, 03/15/2025 (A)	1,000	1,065
FMS Wertmanagement
2.750%, 03/06/2023 (A)	375	388
2.750%, 01/30/2024 (A)	375	395
2.000%, 08/01/2022 (A)	875	888
Kreditanstalt fuer Wiederaufbau
2.875%, 04/03/2028 (A)	375	412
2.625%, 02/28/2024 (A)	1,000	1,052
2.500%, 11/20/2024 (A)	1,000	1,058
2.125%, 03/07/2022 (A)	500	504
2.125%, 06/15/2022 (A)	500	507
2.125%, 01/17/2023 (A)	1,250	1,281
2.000%, 09/29/2022 (A)	750	764
Landwirtschaftliche Rentenbank
2.500%, 11/15/2027 (A)	125	134
2.375%, 06/10/2025 (A)	625	661
2.250%, 10/01/2021 (A)	1,000	1,000
2.000%, 01/13/2025 (A)	250	261
Landwirtschaftliche Rentenbank MTN
1.750%, 07/27/2026 (A)	1,125	1,164
National Australia Bank Ltd
3.000%, 01/20/2023 (A)	200	207
Oesterreichische Kontrollbank
3.125%, 11/07/2023 (A)	250	264
2.625%, 01/31/2022 (A)	250	252
1.625%, 09/17/2022 (A)	250	253
Oesterreichische Kontrollbank AG MTN
2.875%, 03/13/2023 (A)	500	519
Svensk Exportkredit MTN
3.125%, 11/08/2021 (A)	375	376
2.000%, 08/30/2022 (A)	250	254
1.625%, 11/14/2022 (A)	125	127
Svensk Exportkredit AB MTN
2.875%, 03/14/2023 (A)	1,000	1,037
Toronto-Dominion Bank MTN
3.500%, 07/19/2023 (A)	250	264

244	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.250%, 03/11/2024 (A)	$125	$133

		18,285

Health Care — 0.1%
Johnson & Johnson
5.950%, 08/15/2037 (A)	300	435
3.375%, 12/05/2023 (A)	500	535
2.450%, 03/01/2026 (A)	1,000	1,065
Novartis Capital
4.400%, 05/06/2044 (A)	250	319

		2,354

Industrials — 0.0%
3M Co MTN
5.700%, 03/15/2037 (A)	150	208
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035 (A)	750	900

		1,108

Information Technology — 0.2%
Apple
3.000%, 02/09/2024 (A)	375	396
2.850%, 02/23/2023 (A)	1,000	1,031
2.850%, 05/11/2024 (A)	250	264
2.500%, 02/09/2022 (A)	500	503
2.450%, 08/04/2026 (A)	375	397
2.400%, 05/03/2023 (A)	250	258
Microsoft
3.700%, 08/08/2046 (A)	500	591
3.300%, 02/06/2027 (A)	1,000	1,106
2.125%, 11/15/2022 (A)	500	510
Visa
4.150%, 12/14/2035 (A)	125	151
3.150%, 12/14/2025 (A)	500	542
2.800%, 12/14/2022 (A)	125	128
2.150%, 09/15/2022 (A)	125	127

		6,004

Utilities — 0.1%
Duke Energy Carolinas LLC
2.950%, 12/01/2026 (A)	1,000	1,077
Florida Power & Light Co
3.125%, 12/01/2025 (A)	1,000	1,075
Southern California Gas
5.125%, 11/15/2040 (A)	150	194

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 09/15/2042 (A)	$250	$278

		2,624

Total Corporate Obligations (Cost $35,466) ($ Thousands)		36,982

	Shares

EXCHANGE TRADED FUND — 0.6%

iShares iBoxx $ Investment Grade Corporate Bond ETF	130,327	17,337

Total Exchange Traded Fund (Cost $14,921) ($ Thousands)		17,337

PREFERRED STOCK — 0.0%

Health Care — 0.0%
Sartorius AG (D)	306	195

Materials — 0.0%
FUCHS PETROLUB (D)	1,520	71

Total Preferred Stock (Cost $201) ($ Thousands)		266

Total Investments in Securities — 61.0% (Cost $1,551,417) ($ Thousands)		$1,647,006

SEI Institutional Managed Trust / Annual Report / September 30, 2021	245

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Amsterdam Index	113	Oct-2021	$21,224	$20,177	$(636)
Australian 10-Year Bond	2,150	Dec-2021	229,001	219,714	(4,563)
Bloomberg Commodity Index (A)	898	Dec-2021	8,667	9,043	376
Brent Crude (A)	722	Dec-2021	54,358	55,977	1,619
CAC40 10 Euro Index	141	Oct-2021	11,046	10,651	(182)
Canadian 10-Year Bond	1,823	Dec-2021	212,509	205,993	(5,259)
Coffee C (A)	157	Dec-2021	10,774	11,422	648
Copper (A)	71	Jan-2022	7,709	7,258	(451)
Corn (A)	579	Dec-2021	16,488	15,539	(949)
Cotton No. 2 (A)	79	Mar-2022	3,577	4,103	526
Cotton No. 2	99	Dec-2021	4,429	5,237	808
DAX Index	29	Dec-2021	13,434	12,846	(337)
Euro STOXX 50	432	Dec-2021	21,206	20,267	(536)
Euro-Bob	882	Dec-2021	142,147	137,925	(914)
Euro-BTP	309	Dec-2021	56,574	54,416	(847)
Euro-Bund	644	Dec-2021	131,781	126,747	(2,047)
Euro-Buxl	136	Dec-2021	33,892	32,050	(1,067)
Feeder Cattle (A)	74	Nov-2021	6,096	5,657	(438)
FTSE 100 Index	218	Dec-2021	21,055	20,792	192
FTSE MIB Index	98	Dec-2021	14,835	14,409	(140)
FTSE Taiwan Index	65	Oct-2021	3,924	3,845	(79)
FTSE/JSE Top 40 Index	129	Dec-2021	5,262	4,989	(2)
Gasoline (A)	27	Nov-2021	2,330	2,488	158
Gasoline (A)	125	Dec-2021	11,000	11,319	319
Gold (A)	150	Jan-2022	27,425	26,355	(1,070)
Hang Seng China Enterprises Index	170	Oct-2021	9,457	9,522	68
Hang Seng Index	83	Oct-2021	13,047	13,074	26
IBEX	70	Oct-2021	7,264	7,152	31
Japanese 10-Year Bond	127	Dec-2021	174,741	172,297	(502)
Japanese 10-Year Government Bond E-MINI	1,989	Dec-2021	275,497	270,073	(712)
KC HRW Wheat (A)	35	Dec-2021	1,106	1,281	175
KOSPI 200 Index	87	Dec-2021	7,769	7,375	(267)
Lean Hogs (A)	143	Dec-2021	4,701	4,885	183
Live Cattle (A)	170	Jan-2022	9,096	8,549	(547)
LME Copper (A)	104	Dec-2021	24,389	23,234	(1,155)
LME Lead (A)	27	Dec-2021	1,565	1,415	(150)
LME Nickel (A)	119	Dec-2021	13,471	12,807	(664)
LME Primary Aluminum (A)	230	Dec-2021	14,708	16,429	1,721
LME Zinc (A)	104	Dec-2021	7,744	7,766	22
LME Zinc (A)	105	Dec-2021	7,950	7,841	(109)
Long Gilt 10-Year Bond	890	Jan-2022	157,806	150,183	(4,845)
Low Sulphur Gasoil (A)	200	Dec-2021	12,526	13,420	894
Low Sulphur Gasoil (A)	30	Nov-2021	1,812	2,026	215
MSCI Emerging Markets	1,636	Dec-2021	106,384	101,890	(4,494)
Natural Gas (A)	289	Nov-2021	15,034	17,314	2,280
Natural Gas (A)	73	Jan-2022	4,179	4,433	255
NY Harbor ULSD (A)	167	Dec-2021	15,493	16,356	863
NY Harbor ULSD (A)	32	Nov-2021	2,903	3,143	240
NYMEX Cocoa (A)	85	Dec-2021	2,111	2,254	143
NYMEX Cocoa (A)	234	Mar-2022	6,202	6,264	62
OMX Stockholm 30	275	Oct-2021	7,459	7,083	(245)
Russell 2000 Index E-MINI	1,523	Dec-2021	170,802	167,591	(3,211)
S&P - Goldman Sachs Commodity Index (A)	368	Oct-2021	48,043	51,281	3,238
S&P 500 Index E-MINI	2,181	Dec-2021	487,479	468,670	(18,810)

246	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
S&P Mid Cap 400 Index E-MINI	96	Dec-2021	$25,821	$25,279	$(542)
S&P TSX 60 Index	176	Dec-2021	34,094	33,220	(833)
SGX Nifty 50	438	Oct-2021	15,595	15,419	(176)
Silver (A)	140	Jan-2022	17,321	15,433	(1,888)
Soybean (A)	180	Jan-2022	11,648	11,389	(259)
Soybean Meal (A)	126	Dec-2021	4,702	4,142	(560)
Soybean Oil (A)	105	Dec-2021	4,077	3,697	(380)
SPI 200 Index	222	Dec-2021	30,141	29,238	(357)
Sugar No. 11 (A)	1,009	Mar-2022	22,147	22,986	839
TOPIX Index	72	Dec-2021	13,283	13,103	47
TOPIX Index	332	Dec-2021	61,818	60,419	(685)
U.S. 2-Year Treasury Note	362	Jan-2022	79,713	79,660	(53)
U.S. 5-Year Interest Rate Swap	46	Dec-2021	4,665	4,622	(43)
U.S. 5-Year Treasury Note	652	Jan-2022	80,543	80,028	(515)
U.S. 10-Year Interest Rate Swap	1,249	Dec-2021	128,961	126,578	(2,383)
U.S. 10-Year Treasury Note	9,953	Dec-2021	1,325,907	1,309,908	(15,998)
U.S. Long Treasury Bond	844	Dec-2021	137,971	134,381	(3,590)
U.S. Ultra Long Treasury Bond	90	Dec-2021	17,823	17,196	(627)
Wheat (A)	162	Dec-2021	5,887	5,877	(10)

			$4,703,598	$4,607,402	$(68,179)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/28/21	EUR	136,500	USD	160,227	$1,963
BNYMellon	10/28/21	GBP	4,500	USD	6,167	101
BNYMellon	10/28/21	AUD	4,800	USD	3,488	21
BNYMellon	10/28/21	CAD	7,600	USD	6,003	3
Brown Brothers Harriman	10/28/21	JPY	4,252	USD	38	—
Citigroup	12/15/21	USD	196	PLN	750	(7)
Citigroup	12/15/21	PLN	750	USD	193	4
Citigroup	12/15/21	INR	900	USD	12	—
Citigroup	12/15/21	USD	1,271	CLP	999,900	(47)
Citigroup	12/15/21	CNH	1,850	USD	285	—
Citigroup	12/15/21	USD	7,212	EUR	6,150	(73)
Citigroup	12/15/21	USD	8,083	CZK	175,950	(51)
Citigroup	12/15/21	USD	9,550	HUF	2,846,650	(386)
Citigroup	12/15/21	USD	13,274	CNH	86,650	72
Citigroup	12/15/21	USD	386	CNH	2,500	(1)
Citigroup	12/15/21	USD	13,446	RUB	1,007,700	198
Citigroup	12/15/21	USD	553	RUB	40,700	(2)
Citigroup	12/15/21	USD	1,524	BRL	8,419	2
Citigroup	12/15/21	USD	13,098	BRL	69,931	(429)
Citigroup	12/15/21	USD	6,614	ZAR	102,475	126
Citigroup	12/15/21	USD	10,629	ZAR	156,725	(319)
Citigroup	12/15/21	GBP	19,037	USD	26,039	371
Citigroup	12/15/21	USD	19,482	KRW	22,766,900	(260)
Citigroup	12/15/21	BRL	17,550	USD	3,242	63
Citigroup	12/15/21	BRL	3,800	USD	684	(4)
Citigroup	12/15/21	USD	15,819	INR	1,188,938	79

SEI Institutional Managed Trust / Annual Report / September 30, 2021	247

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/15/21	USD	7,247	INR	535,863	$(82)
Citigroup	12/15/21	USD	23,484	MXN	482,500	(261)
Citigroup	12/15/21	MXN	26,150	USD	1,267	9
Citigroup	12/15/21	ZAR	6,800	USD	451	4
Citigroup	12/15/21	ZAR	32,250	USD	2,101	(20)
Citigroup	12/15/21	CZK	57,250	USD	2,628	15
Citigroup	12/15/21	EUR	110,748	USD	130,517	1,967
Citigroup	12/15/21	CLP	407,850	USD	515	17
Citigroup	12/15/21	HUF	1,202,950	USD	3,947	75
Citigroup	12/15/21	HUF	195,200	USD	626	(2)
Citigroup	12/15/21	KRW	2,946,450	USD	2,508	21
Citigroup	12/15/21	KRW	1,206,900	USD	1,016	(3)
JPMorgan Chase Bank	12/15/21	USD	196	PLN	750	(7)
JPMorgan Chase Bank	12/15/21	USD	553	RUB	40,700	(2)
JPMorgan Chase Bank	12/15/21	PLN	750	USD	193	4
JPMorgan Chase Bank	12/15/21	INR	900	USD	12	—
JPMorgan Chase Bank	12/15/21	USD	1,271	CLP	999,900	(48)
JPMorgan Chase Bank	12/15/21	CNH	1,850	USD	285	(1)
JPMorgan Chase Bank	12/15/21	USD	6,614	ZAR	102,475	126
JPMorgan Chase Bank	12/15/21	USD	7,212	EUR	6,150	(74)
JPMorgan Chase Bank	12/15/21	USD	8,083	CZK	175,950	(52)
JPMorgan Chase Bank	12/15/21	USD	9,550	HUF	2,846,650	(387)
JPMorgan Chase Bank	12/15/21	USD	10,629	ZAR	156,725	(320)
JPMorgan Chase Bank	12/15/21	USD	13,446	RUB	1,007,700	198
JPMorgan Chase Bank	12/15/21	USD	13,274	CNH	86,650	72
JPMorgan Chase Bank	12/15/21	USD	386	CNH	2,500	(1)
JPMorgan Chase Bank	12/15/21	USD	1,524	BRL	8,419	1
JPMorgan Chase Bank	12/15/21	USD	13,098	BRL	69,931	(430)
JPMorgan Chase Bank	12/15/21	GBP	19,037	USD	26,039	371
JPMorgan Chase Bank	12/15/21	USD	19,482	KRW	22,766,900	(260)
JPMorgan Chase Bank	12/15/21	BRL	17,550	USD	3,242	62
JPMorgan Chase Bank	12/15/21	BRL	3,800	USD	684	(5)
JPMorgan Chase Bank	12/15/21	USD	15,819	INR	1,188,937	79
JPMorgan Chase Bank	12/15/21	USD	7,248	INR	535,863	(82)
JPMorgan Chase Bank	12/15/21	USD	23,484	MXN	482,500	(261)
JPMorgan Chase Bank	12/15/21	MXN	26,150	USD	1,267	8
JPMorgan Chase Bank	12/15/21	ZAR	6,800	USD	451	4
JPMorgan Chase Bank	12/15/21	ZAR	32,250	USD	2,101	(20)
JPMorgan Chase Bank	12/15/21	CZK	57,250	USD	2,628	15
JPMorgan Chase Bank	12/15/21	EUR	110,211	USD	129,884	1,957
JPMorgan Chase Bank	12/15/21	CLP	407,850	USD	515	16
JPMorgan Chase Bank	12/15/21	HUF	1,202,950	USD	3,947	74
JPMorgan Chase Bank	12/15/21	HUF	195,200	USD	626	(3)
JPMorgan Chase Bank	12/15/21	KRW	2,946,450	USD	2,508	21
JPMorgan Chase Bank	12/15/21	KRW	1,206,900	USD	1,016	(3)
State Street	10/28/21	CHF	4,500	USD	4,853	25
State Street	10/28/21	EUR	16,200	USD	18,957	174
State Street	10/28/21	HKD	42,900	USD	5,512	—
State Street	10/28/21	GBP	91,900	USD	125,294	1,398

248	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
State Street	10/28/21	JPY	2,860,700	USD	25,800	$152

						$5,965

A list of the open OTC swap agreements held by the Fund at September 30, 2021 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	Bovespa Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/16/2021	USD	$9,155	$8,137	$–	$(697)
Citibank	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/23/2021	USD	4,522	4,372	–	(124)
JPMorgan Chase	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/23/2021	USD	8,784	8,502	–	(232)
Merrill Lynch	Taiwan Index (TAIEX)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	10/23/2021	USD	8,664	8,380	–	(234)
Merrill Lynch	SGX Nifty 50	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	BRL	3,200	3,168	–	(32)
Bank of America	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	USD	14,060	14,176	–	119
JPMorgan Chase	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	USD	4,083	4,095	–	13
Bank of America	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	USD	16,073	16,188	–	118
JPMorgan Chase	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	USD	16,720	16,804	–	87
Citibank	Hang Seng Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	11/01/2021	USD	1,787	1,792	–	5
Bank of America	Cotton No. 2 (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/11/2021	HKD	908	1,164	–	256
JPMorgan Chase	KOSPI Index	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/12/2021	TWD	15,754	14,921	–	(561)
Bank of America	Corn (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/16/2021	HKD	7,751	7,407	–	(344)
Citibank	Soybean Oil (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/17/2021	TWD	1,982	2,042	–	60
Merrill Lynch	Soybean Oil (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/17/2021	HKD	5,820	6,092	–	272
Merrill Lynch	Soybean Meal (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/17/2021	CHF	3,055	2,531	–	(524)
Bank of America	Swiss Market	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	12/21/2021	TWD	20,954	19,898	–	(765)
Bank of America	Live Cattle (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	01/03/2022	HKD	7,805	7,443	–	(362)
Citibank	Soybean (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	01/17/2022	HKD	9,421	9,238	–	(183)
Bank of America	Sugar (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	03/02/2022	KRW	110	114	–	4
Citibank	Sugar (A)	NEGATIVE PRICE RETURN	POSITIVE PRICE RETURN	At Maturity	03/02/2022	USD	23	23	–	–

								$156,487	$–	$(3,124)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021 is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
3 MONTH USD - LIBOR	0.50%	Semi-Annually	03/16/2024	USD	374,429	$(654)	$19	$(673)
3 MONTH USD - LIBOR	1.25%	Semi-Annually	12/15/2026	USD	140,476	723	1,607	(884)
3 MONTH USD - LIBOR	1.25%	Semi-Annually	03/16/2027	USD	119,530	102	1,360	(1,258)

						$171	$2,986	$(2,815)

Percentages are based on Net Assets of $2,699,839 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2021.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

On September 30, 2021, the value of these securities amounted to $93,097 ($ Thousands), representing 3.4% of the Net Assets of the Fund.

(D)	There is currently no rate available.
(E)	Security, or portion thereof, has been pledged as collateral on futures contracts.
(F)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was

$— ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

SEI Institutional Managed Trust / Annual Report / September 30, 2021	249

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Accumulation Fund (Concluded)

CZK — Czech Koruna

DAX — German Stock Index

ETF — Exchange Traded Fund

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HRW — Hard Red Winter

HUF — Hungarian Forint

IBEX — Spanish Stock Exchange Index

INR — Indian Rupee

JPY — Japanese Yen

JSE — Johannesburg Stock Exchange

KOSPI — Korea Composite Stock Exchange

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LME — London Metal Exchange

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXN — Mexican Peso

NYMEX — New York Mercantile Exchange

OMX — Offset Market Exchange

OTC — Over The Counter

PLC — Public Limited Company

PLN — Polish Zloty

RUB — Russian Ruble

S&P — Standard & Poor’s

SGX — Singapore Exchange

TAIEX — Taiwan Capitalization Weighted Stock Index

TOPIX- Tokyo Price Index

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

ULSD — Ultra-Low Sulfur Diesel

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	985,895	–	985,895
Sovereign Debt	–	469,029	–	469,029
Foreign Common Stock	78,476	118	–	78,594
Common Stock	58,903	–	–	58,903
Corporate Obligations	–	36,982	–	36,982
Exchange Traded Fund	17,337	–	–	17,337
Preferred Stock	195	71	–	266

Total Investments in Securities	154,911	1,492,095	–	1,647,006

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	15,948	–	–	15,948
Unrealized Depreciation	(84,127)	–	–	(84,127)
Forwards Contracts*
Unrealized Appreciation	–	9,868	–	9,868
Unrealized Depreciation	–	(3,903)	–	(3,903)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	934	–	934
Unrealized Depreciation	–	(4,058)	–	(4,058)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	–	(2,815)	–	(2,815)

Total Other Financial Instruments	(68,179)	26	–	(68,153)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

250	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund

† Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 47.2%

Communication Services — 3.7%
Altice France
10.500%, 05/15/2027 (A)	$650	$711
5.500%, 10/15/2029 (A)	1,666	1,649
5.125%, 07/15/2029 (A)	370	363
AT&T
4.350%, 03/01/2029	700	803
3.500%, 06/01/2041	350	359
2.750%, 06/01/2031	375	385
2.550%, 12/01/2033	1,428	1,405
2.300%, 06/01/2027	1,050	1,087
1.650%, 02/01/2028	875	868
Bharti Airtel
3.250%, 06/03/2031 (A)	1,360	1,367
CCO Holdings
4.500%, 05/01/2032	790	814
Charter Communications Operating
5.125%, 07/01/2049	200	235
4.908%, 07/23/2025	3,200	3,599
3.750%, 02/15/2028	650	712
Clear Channel Outdoor Holdings
7.500%, 06/01/2029 (A)	800	832
Digicel Group
8.000%cash/8.000% PIK, 04/01/2025 (A)	89	79
Digicel International Finance
8.750%, 05/25/2024 (A)	61	63
DISH DBS
7.750%, 07/01/2026	200	226
5.125%, 06/01/2029	2,125	2,082

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Frontier Communications Holdings
5.000%, 05/01/2028 (A)	$395	$415
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(B)	650	353
5.500%, 08/01/2023 (B)	1,747	974
Mauritius Investments
6.500%, 10/13/2026	2,470	2,816
4.755%, 11/11/2024	400	418
Millicom International Cellular
6.250%, 03/25/2029 (A)	477	522
4.500%, 04/27/2031 (A)	219	229
Netflix
6.375%, 05/15/2029	490	620
Playtika Holding
4.250%, 03/15/2029 (A)	868	871
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)	450	462
Scripps II (Escrow Security)
5.375%, 01/15/2031 (A)	580	570
TEGNA
4.625%, 03/15/2028	1,050	1,073
Telecom Argentina
8.500%, 08/06/2025 (A)	28	27
Telecom Italia Capital
6.000%, 09/30/2034	500	561
T-Mobile USA
4.500%, 04/15/2050	1,516	1,767
Townsquare Media
6.875%, 02/01/2026 (A)	902	946
Turk Telekomunikasyon
6.875%, 02/28/2025 (A)	730	789
Twitter
3.875%, 12/15/2027 (A)	100	107
Urban One
7.375%, 02/01/2028 (A)	740	793
Verizon Communications
3.700%, 03/22/2061	310	327
3.550%, 03/22/2051	140	148
3.400%, 03/22/2041	430	449
2.100%, 03/22/2028	515	523
Vmed O2 UK Financing
I 4.750%, 07/15/2031 (A)	490	501
VTR Comunicaciones
5.125%, 01/15/2028 (A)	676	717

		34,617

Consumer Discretionary — 6.6%
Allen Media
10.500%, 02/15/2028 (A)	1,625	1,669
Ambience Merger Sub
7.125%, 07/15/2029 (A)	710	704
4.875%, 07/15/2028 (A)	715	715

SEI Institutional Managed Trust / Annual Report / September 30, 2021	251

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Axle & Manufacturing
5.000%, 10/01/2029	$190	$185
APX Group
5.750%, 07/15/2029 (A)	1,620	1,599
Banijay Entertainment SASU
5.375%, 03/01/2025 (A)	650	670
Bath & Body Works
6.625%, 10/01/2030 (A)	420	477
5.250%, 02/01/2028	710	783
Bed Bath & Beyond
5.165%, 08/01/2044	1,060	912
BorgWarner
5.000%, 10/01/2025 (A)	560	641
Boyne USA
4.750%, 05/15/2029 (A)	830	857
Caesars Entertainment
4.625%, 10/15/2029 (A)	465	471
CalAtlantic Group
5.250%, 06/01/2026	330	363
Carnival
9.875%, 08/01/2027 (A)	1,140	1,316
7.875%, 06/01/2027	1,270	1,492
Carriage Services
4.250%, 05/15/2029 (A)	440	440
Carrols Restaurant Group
5.875%, 07/01/2029 (A)	280	263
Carvana
5.500%, 04/15/2027 (A)	360	367
4.875%, 09/01/2029 (A)	1,535	1,520
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	441	467
CSC Holdings
5.750%, 01/15/2030 (A)	643	654
5.000%, 11/15/2031 (A)	709	679
4.500%, 11/15/2031 (A)	350	346
Dealer Tire
8.000%, 02/01/2028 (A)	1,284	1,344
Diamond Sports Group
6.625%, 08/15/2027 (A)	500	219
5.375%, 08/15/2026 (A)	330	218
DIRECTV Holdings
5.875%, 08/15/2027 (A)	1,480	1,545
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 02/15/2023 (A)	1,170	1,223
eG Global Finance
6.750%, 02/07/2025 (A)	488	499
Expedia Group
4.625%, 08/01/2027	647	733
Ford Motor
8.500%, 04/21/2023	640	704

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit
4.000%, 11/13/2030	$560	$582
3.625%, 06/17/2031	700	704
2.900%, 02/16/2028	290	290
Foundation Building Materials
6.000%, 03/01/2029 (A)	355	348
Gap
3.875%, 10/01/2031 (A)	455	455
3.625%, 10/01/2029 (A)	455	456
General Motors
5.950%, 04/01/2049	50	66
4.000%, 04/01/2025	250	272
General Motors Financial
5.650%, 01/17/2029	175	211
Genting New York
3.300%, 02/15/2026 (A)	395	392
Getty Images
9.750%, 03/01/2027 (A)	720	767
GrubHub Holdings
5.500%, 07/01/2027 (A)	300	311
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/2029 (A)	1,010	1,030
Installed Building Products
5.750%, 02/01/2028 (A)	450	471
IRB Holding
6.750%, 02/15/2026 (A)	435	447
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	1,205	1,237
Liberty Interactive
8.500%, 07/15/2029	330	374
8.250%, 02/01/2030	130	145
Marriott Ownership Resorts
4.500%, 06/15/2029 (A)	280	283
Match Group Holdings II
3.625%, 10/01/2031 (A)	385	380
Mclaren Finance
7.500%, 08/01/2026 (A)	740	749
MDC Holdings
6.000%, 01/15/2043	180	227
Melco Resorts Finance
5.375%, 12/04/2029 (A)	920	935
MercadoLibre
3.125%, 01/14/2031	840	811
Metis Merger Sub
6.500%, 05/15/2029 (A)	287	279
MGM China Holdings
4.750%, 02/01/2027 (A)	390	384
Michaels
7.875%, 05/01/2029 (A)	580	603
5.250%, 05/01/2028 (A)	240	248
NCL
12.250%, 05/15/2024 (A)	1,000	1,180

252	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
10.250%, 02/01/2026 (A)	$	580	$665
3.625%, 12/15/2024 (A)		1,600	1,520
NESCO Holdings II
5.500%, 04/15/2029 (A)		284	295
Newell Brands
6.000%, 04/01/2046		536	693
Penske Automotive Group
3.750%, 06/15/2029		848	853
PetSmart
7.750%, 02/15/2029 (A)		290	316
4.750%, 02/15/2028 (A)		250	257
PM General Purchaser
9.500%, 10/01/2028 (A)		930	982
Real Hero Merger Sub 2
6.250%, 02/01/2029 (A)		155	161
Rent-A-Center
6.375%, 02/15/2029 (A)		370	399
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)		48	55
5.250%, 11/15/2022		415	425
Sands China
5.125%, 08/08/2025		200	215
3.250%, 08/08/2031 (A)		200	193
2.300%, 03/08/2027 (A)		470	454
SeaWorld Parks & Entertainment
5.250%, 08/15/2029 (A)		1,765	1,806
Six Flags Entertainment
5.500%, 04/15/2027 (A)		928	958
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)		1,592	1,672
SRS Distribution
6.125%, 07/01/2029 (A)		1,360	1,401
StoneMor
8.500%, 05/15/2029 (A)		850	873
SWF Escrow Issuer
6.500%, 10/01/2029 (A)		1,165	1,135
Terrier Media Buyer
8.875%, 12/15/2027 (A)		850	899
TKC Holdings
10.500%, 05/15/2029 (A)		100	110
TUI Cruises GmbH
6.500%, 05/15/2026 (A)	EUR	375	447
Univision Communications
9.500%, 05/01/2025 (A)	$	300	325
Viking Cruises
7.000%, 02/15/2029 (A)		130	131
VOC Escrow
5.000%, 02/15/2028 (A)		930	918
Wendy’s International
7.000%, 12/15/2025		570	638
Wheel Bidco
6.750%, 07/15/2026 (A)	GBP	610	826

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Wheel Pros
6.500%, 05/15/2029 (A)	$	575	$556
WW International
4.500%, 04/15/2029 (A)		520	509
Wynn Macau
5.625%, 08/26/2028 (A)		390	371
5.500%, 01/15/2026 (A)		200	194
5.125%, 12/15/2029 (A)		470	442
4.875%, 10/01/2024 (A)		220	214
Wynn Resorts Finance
7.750%, 04/15/2025 (A)		600	633
7.750%, 04/01/2025 (A)		27	29
Yum! Brands
4.750%, 01/15/2030 (A)		454	492

			61,774

Consumer Staples — 1.5%
Altria Group
2.350%, 05/06/2025		425	441
Anheuser-Busch InBev Worldwide
4.750%, 01/23/2029		1,650	1,943
Bellis Acquisition
3.250%, 02/16/2026 (A)	GBP	200	265
BRF
4.875%, 01/24/2030	$	1,440	1,442
Constellation Brands
3.150%, 08/01/2029		600	641
H-Food Holdings
8.500%, 06/01/2026 (A)		1,090	1,129
HLF Financing Sarl
4.875%, 06/01/2029 (A)		1,639	1,639
Keurig Dr Pepper
4.597%, 05/25/2028		1,000	1,161
Kraft Heinz Foods
5.500%, 06/01/2050		190	251
4.375%, 06/01/2046		1,671	1,901
Lindley
4.625%, 04/12/2023		190	194
Performance Food Group
6.875%, 05/01/2025 (A)		3	3
5.500%, 10/15/2027 (A)		450	471
Post Holdings
4.625%, 04/15/2030 (A)		429	432
Prosperous Ray
4.625%, 11/12/2023		300	320
Triton Water Holdings Inc.
6.250%, 04/01/2029 (A)		470	478
US Foods
4.750%, 02/15/2029 (A)		1,171	1,202

SEI Institutional Managed Trust / Annual Report / September 30, 2021	253

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vector Group
10.500%, 11/01/2026 (A)	$260	$274

		14,187

Energy — 6.8%
Antero Midstream Partners
5.750%, 03/01/2027 (A)	950	981
Antero Resources
5.375%, 03/01/2030 (A)	230	242
Berry Petroleum
7.000%, 02/15/2026 (A)	1,200	1,222
Blue Racer Midstream
7.625%, 12/15/2025 (A)	570	616
Cenovus Energy
5.375%, 07/15/2025	456	519
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	250	283
5.125%, 06/30/2027	850	983
CNX Midstream Partners
4.750%, 04/15/2030 (A)	430	437
Colgate Energy Partners III
5.875%, 07/01/2029 (A)	870	877
CQP Holdco
5.500%, 06/15/2031 (A)	1,605	1,707
DCP Midstream
7.375%, VAR ICE LIBOR USD 3 Month + 5.148%(C)	300	292
DCP Midstream Operating
6.750%, 09/15/2037 (A)	302	390
6.450%, 11/03/2036 (A)	115	143
Devon Energy
5.850%, 12/15/2025	1,021	1,181
5.000%, 06/15/2045	200	234
DT Midstream
4.375%, 06/15/2031 (A)	446	459
Endeavor Energy Resources
5.500%, 01/30/2026 (A)	330	344
Energy Transfer Operating
4.200%, 09/15/2023	3,225	3,425
EQT
7.500%, 02/01/2030	360	463
Exterran Energy Solutions
8.125%, 05/01/2025	700	663
Gazprom PJSC Via Gaz Capital
4.950%, 03/23/2027 (A)	500	554
Gazprom PJSC Via Gaz Capital MTN
7.288%, 08/16/2037	300	414
Global Partners
6.875%, 01/15/2029	545	566
GNL Quintero
4.634%, 07/31/2029	376	407

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ITT Holdings
6.500%, 08/01/2029 (A)	$485	$489
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	800	894
KazTransGas JSC
4.375%, 09/26/2027 (A)	300	330
Marathon Petroleum
3.800%, 04/01/2028	325	356
3.625%, 09/15/2024	350	376
MEG Energy
7.125%, 02/01/2027 (A)	1,190	1,249
5.875%, 02/01/2029 (A)	500	511
MPLX
4.800%, 02/15/2029	250	289
4.000%, 03/15/2028	950	1,049
Nabors Industries
9.000%, 02/01/2025 (A)	1,597	1,653
NGL Energy Operating
7.500%, 02/01/2026 (A)	1,025	1,044
NGL Energy Partners
7.500%, 11/01/2023	1,150	1,118
NGPL PipeCo
7.768%, 12/15/2037 (A)	1,000	1,433
Noble Holdings International
11.000%, 02/15/2028	180	198
NuStar Logistics
6.375%, 10/01/2030	670	737
6.000%, 06/01/2026	915	988
Oasis Petroleum
6.375%, 06/01/2026 (A)	700	733
Occidental Petroleum
6.625%, 09/01/2030	700	863
6.450%, 09/15/2036	30	38
4.266%, 10/10/2036 (D)	660	358
ONEOK
6.350%, 01/15/2031	325	416
Parsley Energy
5.625%, 10/15/2027 (A)	480	513
Penn Virginia Escrow
9.250%, 08/15/2026 (A)	570	578
Petrobras Global Finance BV
5.299%, 01/27/2025	1,160	1,296
Petroleos de Venezuela
6.000%, 10/28/2022 (B)	8,860	243
6.000%, 05/16/2024 (B)	3,790	218
6.000%, 11/15/2026 (B)	1,110	64
5.500%, 04/12/2037 (B)	130	7
5.375%, 04/12/2027 (B)	2,570	148
Petroleos Mexicanos
7.690%, 01/23/2050	406	385
6.950%, 01/28/2060	207	181
6.500%, 03/13/2027	430	454

254	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.490%, 01/23/2027	$160	$169
6.350%, 02/12/2048	242	205
5.350%, 02/12/2028	180	177
4.500%, 01/23/2026	40	40
Petroleos Mexicanos MTN
6.750%, 09/21/2047	20	18
Phillips 66
3.900%, 03/15/2028	525	582
Plains All American Pipeline
6.125%, VAR ICE LIBOR USD 3 Month + 4.110%(C)	250	226
3.650%, 06/01/2022	1,700	1,722
3.600%, 11/01/2024	175	187
Range Resources
9.250%, 02/01/2026	1,190	1,297
8.250%, 01/15/2029 (A)	500	563
5.000%, 03/15/2023	800	830
ReNew Power Synthetic
6.670%, 03/12/2024	200	208
Renewable Energy Group
5.875%, 06/01/2028 (A)	465	481
Sabine Pass Liquefaction
5.625%, 03/01/2025	800	908
Summit Midstream Holdings
5.750%, 04/15/2025	925	842
5.500%, 08/15/2022	1,100	1,093
Summit Midstream Partners
9.500%, VAR ICE LIBOR USD 3 Month + 7.430%(C)	1,258	1,044
Suncor Energy
3.100%, 05/15/2025	400	426
Sunoco
5.500%, 02/15/2026	240	245
4.500%, 05/15/2029	780	791
Tallgrass Energy Partners
6.000%, 12/31/2030 (A)	230	236
Targa Resources Partners
5.500%, 03/01/2030	130	142
TechnipFMC
6.500%, 02/01/2026 (A)	1,270	1,362
Total Capital International
2.829%, 01/10/2030	1,350	1,440
Transocean
11.500%, 01/30/2027 (A)	3,565	3,672
7.500%, 01/15/2026 (A)	500	405
Transocean Poseidon
6.875%, 02/01/2027 (A)	470	468
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)	1,250	1,166
USA Compression Partners
6.875%, 04/01/2026	1,175	1,223

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Valero Energy
2.850%, 04/15/2025	$	350	$369
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)		730	761
Viper Energy Partners
5.375%, 11/01/2027 (A)		900	938
Western Midstream Operating
5.450%, 04/01/2044		1,100	1,263
5.300%, 03/01/2048		530	611
YPF
4.000%, 01/01/2023 (A)		825	730

			63,451

Financials — 10.1%
ABN AMRO Bank
4.375%, VAR EUR Swap Annual 5 Yr + 4.674%(C)	EUR	400	497
Acrisure
6.000%, 08/01/2029 (A)	$	915	903
4.250%, 02/15/2029 (A)		975	964
ADLER Real Estate
3.000%, 04/27/2026	EUR	1,100	1,114
AIA Group
3.900%, 04/06/2028 (A)	$	475	528
AIA Group MTN
3.200%, 03/11/2025 (A)		425	450
AIB Group MTN
4.750%, 10/12/2023 (A)		550	592
Akbank T.A.S.
6.797%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.029%, 04/27/2028		200	201
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)		760	787
Ally Financial
4.700%, VAR H15T7Y + 3.481%(C)		1,325	1,385
American International Group
4.200%, 04/01/2028		275	313
3.900%, 04/01/2026		325	361
3.400%, 06/30/2030		225	245
Apollo Commercial Real Estate Finance
4.625%, 06/15/2029 (A)		510	495
Aviation Capital Group
5.500%, 12/15/2024 (A)		390	437
1.950%, 01/30/2026 (A)		350	349
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		140	150
4.250%, 04/15/2026 (A)		430	463
2.875%, 02/15/2025 (A)		1,250	1,286
B3 - Brasil Bolsa Balcao
4.125%, 09/20/2031 (A)		700	686

SEI Institutional Managed Trust / Annual Report / September 30, 2021	255

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Banco Bilbao Vizcaya Argentaria
5.875%, VAR EUR Swap Annual 5 Yr + 5.660%(C)	EUR	800	$993
Banco de Bogota
6.250%, 05/12/2026 (A)	$	980	1,067
Banco do Brasil
9.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 6.362%(C)		200	221
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 4.398%(C)		1,920	1,915
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.353%(A)(C)		200	223
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470%(A)(C)		970	1,080
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967%(A)(C)		420	443
Banco Santander
4.250%, 04/11/2027		400	449
3.306%, 06/27/2029		400	433
2.749%, 12/03/2030		200	199
2.746%, 05/28/2025		600	629
Bank of America
6.250%, VAR ICE LIBOR USD 3 Month + 3.705%(C)		150	165
3.419%, VAR ICE LIBOR USD 3 Month + 1.040%, 12/20/2028		2,115	2,292
Bank of America MTN
4.200%, 08/26/2024		225	246
4.000%, 01/22/2025		1,350	1,467
3.824%, VAR ICE LIBOR USD 3 Month + 1.575%, 01/20/2028		1,525	1,683
Banque Centrale de Tunisie International Bond
6.750%, 10/31/2023 (A)	EUR	440	444
Banque Ouest Africaine de Developpement
2.750%, 01/22/2033 (A)		1,870	2,315
Barclays
8.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.672%(C)	$	970	1,095
7.125%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield + 6.579%(C)	GBP	700	1,057
2.852%, VAR United States Secured Overnight Financing Rate + 2.714%, 05/07/2026	$	725	761

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.650%, 01/18/2033 (A)	$	410	$428
BNP Paribas
3.375%, 01/09/2025 (A)		1,000	1,066
1.323%, VAR United States Secured Overnight Financing Rate + 1.004%, 01/13/2027 (A)		675	664
BPCE
4.625%, 09/12/2028 (A)		500	575
2.277%, VAR United States Secured Overnight Financing Rate + 1.312%, 01/20/2032 (A)		375	364
BroadStreet Partners
5.875%, 04/15/2029 (A)		1,195	1,190
CIT Group
5.250%, 03/07/2025		185	206
Citigroup
6.300%, VAR ICE LIBOR USD 3 Month + 3.423%(C)		1,250	1,349
5.900%, VAR ICE LIBOR USD 3 Month + 4.230%(C)		675	704
4.125%, 07/25/2028		1,450	1,619
3.400%, 05/01/2026		1,675	1,823
Coinbase Global
3.625%, 10/01/2031 (A)		540	513
Commerzbank
6.125%(C)(E)	EUR	400	508
Cooperatieve Rabobank UA
4.625%, VAR EUR Swap Annual 5 Yr + 4.098%(C)		1,400	1,785
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 5.416%, 10/05/2027	$	470	481
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.600%(A)(C)		410	439
7.250%, VAR USD ICE Swap 11:00 NY 5 Yr + 4.332%(A)(C)		200	222
3.869%, VAR ICE LIBOR USD 3 Month + 1.410%, 01/12/2029 (A)		600	655
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026		802	901
Deutsche Bank
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.524%(C)		400	421
DP World MTN
5.625%, 09/25/2048		200	247
Eastern & Southern African Trade & Development Bank MTN
5.375%, 03/14/2022		210	213

256	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Erste Group Bank
6.500%, VAR EUR Swap Annual 5 Yr + 6.204%(C)	EUR	400	$514
First Horizon National
4.000%, 05/26/2025	$	625	682
Freedom Mortgage
7.625%, 05/01/2026 (A)		1,450	1,477
6.625%, 01/15/2027 (A)		1,015	987
Global Aircraft Leasing
7.250% cash/6.500% PIK, 09/15/2024 (A)		3,078	3,024
HSBC Holdings
5.250%, VAR EUR Swap Annual 5 Yr + 4.383%(C)	EUR	700	837
4.950%, 03/31/2030	$	226	269
3.803%, VAR ICE LIBOR USD 3 Month + 1.211%, 03/11/2025		700	747
1.645%, VAR United States Secured Overnight Financing Rate + 1.538%, 04/18/2026		1,000	1,005
Huarong Finance
2017 4.500%(C)(E)		200	192
Huarong Finance 2017 MTN
4.000%(C)(E)		310	285
Huarong Finance 2019 MTN
3.375%, 02/24/2030		200	168
2.500%, 02/24/2023		550	521
Huarong Finance II MTN
5.000%, 11/19/2025		210	205
4.625%, 06/03/2026		1,190	1,133
Intercontinental Exchange
2.100%, 06/15/2030		800	791
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)		1,080	1,212
Itau Unibanco Holding
4.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.222%(A)(C)		1,120	1,071
JPMorgan Chase
4.125%, 12/15/2026		3,400	3,823
2.956%, VAR United States Secured Overnight Financing Rate + 2.515%, 05/13/2031		250	260
LD Holdings Group
6.500%, 11/01/2025 (A)		860	858
6.125%, 04/01/2028 (A)		755	712
Lloyds Banking Group
4.947%(C)(E)	EUR	290	368
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	$	1,532	1,600
5.625%, 01/15/2030 (A)		535	530
Morgan Stanley
3.625%, 01/20/2027		750	827

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley MTN
3.950%, 04/23/2027	$	1,100	$1,223
1.794%, VAR United States Secured Overnight Financing Rate + 1.034%, 02/13/2032		625	595
MPH Acquisition Holdings
5.750%, 11/01/2028 (A)		660	622
MSCI
3.250%, 08/15/2033 (A)		130	131
National Bank of Uzbekistan
4.850%, 10/21/2025		200	206
Nationstar Mortgage Holdings
5.500%, 08/15/2028 (A)		1,754	1,807
Nationwide Building Society
3.960%, VAR ICE LIBOR USD 3 Month + 1.855%, 07/18/2030 (A)		450	500
NatWest Group
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr + 5.720%(C)		750	886
4.500%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield + 3.992%(C)	GBP	1,160	1,597
3.754%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.100%, 11/01/2029	$	225	240
2.452%, VAR ICE LIBOR USD 3 Month + 2.320%(C)		1,000	994
Navient
5.000%, 03/15/2027		1,100	1,133
Navient MTN
5.625%, 08/01/2033		180	171
NFP
6.875%, 08/15/2028 (A)		893	912
NMI Holdings
7.375%, 06/01/2025 (A)		410	468
Noble Holdings International
11.000%, 02/15/2028		68	75
Park Aerospace Holdings
4.500%, 03/15/2023 (A)		170	178
Raymond James Financial
4.650%, 04/01/2030		400	475
Rocket Mortgage
4.000%, 10/15/2033 (A)		160	159
Turkiye Vakiflar Bankasi TAO
8.125%, 03/28/2024		760	815
6.500%, 01/08/2026 (A)		680	691
UBS Group
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.344%(A)(C)		510	556
UniCredit MTN
7.296%, VAR USD ICE Swap 11:00 NY 5 Yr + 4.914%, 04/02/2034 (A)		260	315

SEI Institutional Managed Trust / Annual Report / September 30, 2021	257

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.459%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.750%, 06/30/2035 (A)	$	440	$485
United Wholesale Mortgage
5.500%, 04/15/2029 (A)		1,360	1,320
VistaJet Malta Finance
10.500%, 06/01/2024 (A)		320	348
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month + 3.990%(C)		525	585
Wells Fargo MTN
4.100%, 06/03/2026		1,575	1,754
WeWork
7.875%, 05/01/2025 (A)		100	102
Yapi ve Kredi Bankasi
7.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 7.415%, 01/22/2031 (A)		1,050	1,080
Yapi ve Kredi Bankasi MTN
13.875%, VAR USD Swap Semi 30/360 5 Yr Curr + 11.245%(C)		480	545
8.250%, 10/15/2024 (A)		500	542
6.100%, 03/16/2023		510	525

			93,889

Health Care — 2.9%
AbbVie
3.200%, 11/21/2029		1,375	1,482
AdaptHealth
6.125%, 08/01/2028 (A)		670	712
5.125%, 03/01/2030 (A)		560	560
4.625%, 08/01/2029 (A)		705	704
Akumin
7.000%, 11/01/2025 (A)		500	485
Bausch Health
5.000%, 01/30/2028 (A)		325	308
5.000%, 02/15/2029 (A)		390	363
Bausch Health Americas
8.500%, 01/31/2027 (A)		830	884
Bayer US Finance II
4.375%, 12/15/2028 (A)		300	340
4.250%, 12/15/2025 (A)		500	553
Becton Dickinson
3.700%, 06/06/2027		690	764
2.823%, 05/20/2030		625	655
CAB SELAS
3.375%, 02/01/2028 (A)	EUR	475	555
Catalent Pharma Solutions
3.125%, 02/15/2029 (A)	$	440	432
Cheplapharm Arzneimittel GmbH
5.500%, 01/15/2028 (A)		578	599

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Chrome Holdco SASU
5.000%, 05/31/2029 (A)	EUR	375	$446
CHS
6.875%, 04/15/2029 (A)	$	700	702
6.125%, 04/01/2030 (A)		1,040	1,011
Cidron Aida Finco Sarl
6.250%, 04/01/2028 (A)	GBP	440	599
CVS Health
3.750%, 04/01/2030	$	590	655
DaVita
3.750%, 02/15/2031 (A)		1,760	1,714
Dentsply Sirona
3.250%, 06/01/2030		325	346
DH Europe Finance II Sarl
2.600%, 11/15/2029		175	183
Endo DAC
9.500%, 07/31/2027 (A)		350	351
Endo Luxembourg Finance I S.A.R.L.
6.125%, 04/01/2029 (A)		540	540
HCRX Investments Holdco
4.500%, 08/01/2029 (A)		285	286
HealthEquity
4.500%, 10/01/2029 (A)		239	243
Laboratoire Eimer Selas
5.000%, 02/01/2029 (A)	EUR	225	269
LifePoint Health
5.375%, 01/15/2029 (A)	$	1,185	1,152
Mozart Debt Merger Sub
5.250%, 10/01/2029 (A)		1,155	1,155
3.875%, 04/01/2029 (A)		1,160	1,160
Organon
5.125%, 04/30/2031 (A)		438	460
4.125%, 04/30/2028 (A)		295	301
Prestige Brands
3.750%, 04/01/2031 (A)		810	782
Radiology Partners
9.250%, 02/01/2028 (A)		400	430
Stryker
1.950%, 06/15/2030		825	814
Tenet Healthcare
6.250%, 02/01/2027 (A)		200	208
Teva Pharmaceutical Finance LLC
6.150%, 02/01/2036		380	415
US Renal Care
10.625%, 07/15/2027 (A)		40	42
Verisure Holding
3.250%, 02/15/2027 (A)	EUR	475	553
Verisure Midholding
5.250%, 02/15/2029 (A)		500	594
Zimmer Biomet Holdings
3.550%, 03/20/2030	$	800	875

258	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Zoetis
2.000%, 05/15/2030	$1,100	$1,090

		26,772

Industrials – 7.7%
AerCap Ireland Capital DAC
6.500%, 07/15/2025	285	330
4.875%, 01/16/2024	400	432
4.625%, 07/01/2022	2,300	2,369
4.500%, 09/15/2023	340	362
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)	520	544
4.000%, 08/11/2041 (A)	640	658
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)	350	365
Air Canada
3.875%, 08/15/2026 (A)	965	974
Air Lease
3.250%, 03/01/2025	850	897
Air Lease MTN
3.750%, 06/01/2026	600	649
Allied Universal Holdco
9.750%, 07/15/2027	649	706
6.000%, 06/01/2029 (A)	1,000	987
4.625%, 06/01/2028 (A)	340	339
American Airlines
5.750%, 04/20/2029 (A)	1,071	1,154
5.500%, 04/20/2026 (A)	582	612
American Builders & Contractors Supply
3.875%, 11/15/2029 (A)	1,115	1,112
American News
8.500%cash/10.000% PIK, 09/01/2026 (A)	1,641	1,887
APi Group DE
4.125%, 07/15/2029 (A)	1,085	1,063
Arcosa
4.375%, 04/15/2029 (A)	500	506
Atkore
4.250%, 06/01/2031 (A)	381	392
Avis Budget Car Rental
5.375%, 03/01/2029 (A)	705	745
BCPE Empire Holdings
7.625%, 05/01/2027 (A)	990	985
Beacon Roofing Supply
4.125%, 05/15/2029 (A)	1,035	1,029
Boeing
5.930%, 05/01/2060	410	560
5.805%, 05/01/2050	350	467
5.150%, 05/01/2030	150	176
3.450%, 11/01/2028	375	398
3.250%, 03/01/2028	425	445

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	$320	$331
Carriage Purchaser
7.875%, 10/15/2029 (A)	240	239
Carrier Global
2.493%, 02/15/2027	1,100	1,150
2.242%, 02/15/2025	1,000	1,036
CoreCivic
8.250%, 04/15/2026	1,060	1,081
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	567	603
CoStar Group
2.800%, 07/15/2030 (A)	625	636
CP Atlas Buyer
7.000%, 12/01/2028 (A)	955	957
Delta Air Lines
7.000%, 05/01/2025 (A)	700	816
DP World MTN
6.850%, 07/02/2037 (A)	100	133
5.625%, 09/25/2048 (A)	750	925
Dycom Industries
4.500%, 04/15/2029 (A)	1,177	1,182
GE Capital Funding
4.400%, 05/15/2030	425	492
GE Capital International Funding Unlimited Co
3.373%, 11/15/2025	400	434
General Electric MTN
6.875%, 01/10/2039	77	115
GFL Environmental
5.125%, 12/15/2026 (A)	175	184
4.000%, 08/01/2028 (A)	1,188	1,179
Global Infrastructure Solutions
5.625%, 06/01/2029 (A)	1,095	1,120
Granite Holdings US Acquisition
11.000%, 10/01/2027 (A)	820	898
GYP Holdings III
4.625%, 05/01/2029 (A)	470	475
H&E Equipment Services
3.875%, 12/15/2028 (A)	340	339
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	430	450
Hillenbrand
3.750%, 03/01/2031	589	585
Husky III Holding
13.750%cash/13.000% PIK, 02/15/2025 (A)	600	638
IHS Netherlands Holdco BV
7.125%, 03/18/2025	1,000	1,029
KOC Holding
6.500%, 03/11/2025	2,170	2,319
5.250%, 03/15/2023	1,330	1,364

SEI Institutional Managed Trust / Annual Report / September 30, 2021	259

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Legends Hospitality Holding
5.000%, 02/01/2026 (A)	$510	$523
Madison IAQ
5.875%, 06/30/2029 (A)	879	886
4.125%, 06/30/2028 (A)	179	179
Mexico City Airport Trust
5.500%, 10/31/2046 (A)	400	406
5.500%, 07/31/2047	892	911
4.250%, 10/31/2026 (A)	210	224
3.875%, 04/30/2028 (A)	1,190	1,226
MHP Lux
6.950%, 04/03/2026	1,870	1,988
MV24 Capital BV
6.748%, 06/01/2034	3,175	3,352
Northrop Grumman
3.250%, 01/15/2028	1,950	2,110
Otis Worldwide
2.565%, 02/15/2030	1,425	1,463
Park-Ohio Industries
6.625%, 04/15/2027	1,750	1,748
Prime Security Services Borrower
6.250%, 01/15/2028 (A)	330	341
RR Donnelley & Sons
6.125%, 11/01/2026 (A)	584	609
Spirit AeroSystems
4.600%, 06/15/2028	675	670
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	503	564
Stanley Black & Decker
4.250%, 11/15/2028	650	753
Swire Pacific Financing MTN
4.500%, 10/09/2023	200	215
Titan Acquisition
7.750%, 04/15/2026 (A)	1,465	1,497
TransDigm
8.000%, 12/15/2025 (A)	170	181
7.500%, 03/15/2027	260	272
6.250%, 03/15/2026 (A)	260	271
5.500%, 11/15/2027	1,330	1,367
4.875%, 05/01/2029	359	360
4.625%, 01/15/2029	135	135
Triumph Group
7.750%, 08/15/2025	1,161	1,148
Uber Technologies
6.250%, 01/15/2028 (A)	835	895
4.500%, 08/15/2029 (A)	1,480	1,490
United Airlines
4.625%, 04/15/2029 (A)	930	961
4.375%, 04/15/2026 (A)	765	785
United Airlines Pass-Through Trust, Ser 2020-1, Cl B
4.875%, 01/15/2026	75	79

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wolverine Escrow
9.000%, 11/15/2026 (A)	$	105	$97
8.500%, 11/15/2024 (A)		1,370	1,274
XPO CNW
6.700%, 05/01/2034		650	797

			71,630

Information Technology – 2.9%
Arches Buyer
6.125%, 12/01/2028 (A)		364	371
Austin BidCo
7.125%, 12/15/2028 (A)		275	277
Blackboard
10.375%, 11/15/2024 (A)		70	74
Blast Motion
7.000%, 01/15/2024 (A)(F)		520	522
Broadcom
3.500%, 02/15/2041 (A)		525	519
3.469%, 04/15/2034 (A)		175	180
3.419%, 04/15/2033 (A)		1,150	1,190
3.187%, 11/15/2036 (A)		53	53
Brunello Bidco
3.500%, 02/15/2028 (A)	EUR	550	637
Castle US Holding
9.500%, 02/15/2028 (A)	$	839	877
Clarivate Science Holdings
4.875%, 07/01/2029 (A)		1,206	1,208
3.875%, 07/01/2028 (A)		1,037	1,037
CommScope
8.250%, 03/01/2027 (A)		710	743
Dell International
6.020%, 06/15/2026		1,600	1,903
5.450%, 06/15/2023		525	563
Elastic
4.125%, 07/15/2029 (A)		695	698
Endure Digital
6.000%, 02/15/2029 (A)		2,285	2,171
Global Payments
3.200%, 08/15/2029		225	238
2.650%, 02/15/2025		400	418
Hewlett Packard Enterprise
4.900%, 10/15/2025		1,865	2,111
Imola Merger
4.750%, 05/15/2029 (A)		739	764
ION Trading Technologies S.A.R.L.
5.750%, 05/15/2028 (A)		687	700
Lam Research
1.900%, 06/15/2030		300	299
MEGlobal Canada ULC MTN
5.875%, 05/18/2030 (A)		660	810
NXP BV
3.400%, 05/01/2030 (A)		225	244

260	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Open Text Holdings
4.125%, 02/15/2030 (A)	$	3	$3
Paysafe Finance
4.000%, 06/15/2029 (A)		820	785
Prosus
3.680%, 01/21/2030 (A)		250	259
Prosus MTN
4.027%, 08/03/2050 (A)		560	525
3.061%, 07/13/2031 (A)		740	723
Rocket Software
6.500%, 02/15/2029 (A)		530	525
Saga
5.500%, 07/15/2026	GBP	610	806
Shift4 Payments
4.625%, 11/01/2026 (A)	$	110	115
Sprint Capital
8.750%, 03/15/2032		510	762
6.875%, 11/15/2028		520	666
Square
3.500%, 06/01/2031 (A)		198	203
Sunny Express Enterprises
3.350% (C)(E)		200	204
Switch
4.125%, 06/15/2029 (A)		300	308
3.750%, 09/15/2028 (A)		450	457
Uniquify
6.000%, 06/15/2024 (A)		180	180
United Group BV
4.625%, 08/15/2028 (A)	EUR	450	523
Vericast
13.000%, 10/15/2027 (A)	$	180	210
11.000%, 09/15/2026 (A)		240	252
Viavi Solutions
3.750%, 10/01/2029 (A)		210	210
ZoomInfo Technologies
3.875%, 02/01/2029 (A)		410	408

			26,731

Materials – 2.8%
Anglo American Capital
5.625%, 04/01/2030 (A)		500	603
Ardagh Metal Packaging Finance USA
4.000%, 09/01/2029 (A)		360	364
Axalta Coating Systems
3.375%, 02/15/2029 (A)		1,405	1,366
Ball
3.125%, 09/15/2031		330	326
Berry Global
1.570%, 01/15/2026 (A)		325	325
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)		970	1,030

Description		Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chemours
4.625%, 11/15/2029 (A)	$	1,645	$1,606
Cleveland-Cliffs
4.875%, 03/01/2031 (A)		715	738
First Quantum Minerals
6.875%, 03/01/2026 (A)		500	520
6.875%, 10/15/2027 (A)		1,300	1,375
Freeport-McMoRan
5.450%, 03/15/2043		750	923
Glencore Funding
4.125%, 03/12/2024 (A)		400	428
Hudbay Minerals
4.500%, 04/01/2026 (A)		280	277
Huntsman International
4.500%, 05/01/2029		375	425
INEOS Quattro Finance II
3.375%, 01/15/2026 (A)		205	207
Ingevity
3.875%, 11/01/2028 (A)		735	733
Kleopatra Finco Sarl
4.250%, 03/01/2026 (A)	EUR	425	482
Kleopatra Holdings 2 SCA
6.500%, 09/01/2026 (A)		375	410
LABL Escrow Issuer
6.750%, 07/15/2026 (A)	$	950	998
LSF11 A5 HoldCo
6.625%, 10/15/2029 (A)		220	220
Metinvest BV
7.750%, 04/23/2023 (A)		375	395
Minerals Technologies
5.000%, 07/01/2028 (A)		180	187
Newcrest Finance Pty
3.250%, 05/13/2030 (A)		150	159
NMG Holding
7.125%, 04/01/2026 (A)(L)		490	520
OCP
3.750%, 06/23/2031 (A)		200	199
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)		267	286
Pactiv
8.375%, 04/15/2027		1,515	1,737
Rayonier AM Products
7.625%, 01/15/2026 (A)		131	139
Samarco Mineracao
5.750%, 10/24/2023 (B)		200	140
4.125%, 11/01/2022 (B)		200	131
Sasol Financing USA
5.875%, 03/27/2024		1,080	1,138
5.500%, 03/18/2031		440	451
4.375%, 09/18/2026		1,800	1,826
Sealed Air
6.875%, 07/15/2033 (A)		411	537

SEI Institutional Managed Trust / Annual Report / September 30, 2021	261

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SRM Escrow Issuer
6.000%, 11/01/2028 (A)	$	710	$752
Suzano Austria GmbH
6.000%, 01/15/2029		530	622
5.750%, 07/14/2026		400	463
3.125%, 01/15/2032		590	570
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	234
Teck Resources
3.900%, 07/15/2030	$	250	271
Unifrax Escrow Issuer
5.250%, 09/30/2028 (A)		365	370
Vale Overseas
6.250%, 08/10/2026		880	1,040
WR Grace Holdings
5.625%, 08/15/2029 (A)		670	690

			26,213

Real Estate – 1.0%
Agree
2.900%, 10/01/2030		175	181
Alexandria Real Estate Equities
3.375%, 08/15/2031		375	408
American Finance Trust
4.500%, 09/30/2028 (A)		260	260
Diversified Healthcare Trust
9.750%, 06/15/2025		470	514
Duke Realty
1.750%, 07/01/2030		300	288
Essex Portfolio
3.000%, 01/15/2030		400	422
Five Point Operating
7.875%, 11/15/2025 (A)		590	616
GEO Group
5.875%, 10/15/2024		990	822
IIP Operating Partnership
5.500%, 05/25/2026 (A)		320	336
MPT Operating Partnership
3.692%, 06/05/2028	GBP	544	781
Realogy Group
9.375%, 04/01/2027 (A)	$	617	678
Service Properties Trust
5.500%, 12/15/2027		810	863
Spirit Realty
3.200%, 01/15/2027		600	639
VEREIT Operating Partnership
4.875%, 06/01/2026		1,000	1,145
2.850%, 12/15/2032		375	390
WP Carey
4.250%, 10/01/2026		700	785

			9,128

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Utilities – 1.2%
AES
2.450%, 01/15/2031	$340	$335
Alliant Energy Finance
4.250%, 06/15/2028 (A)	125	141
American Electric Power
2.300%, 03/01/2030	300	299
Berkshire Hathaway Energy
4.250%, 10/15/2050	175	212
Calpine
3.750%, 03/01/2031 (A)	1,875	1,805
Eskom Holdings SOC MTN
6.750%, 08/06/2023	230	237
6.350%, 08/10/2028	500	534
Greenko Investment
4.875%, 08/16/2023 (A)	410	413
NiSource
3.600%, 05/01/2030	50	55
Pike
5.500%, 09/01/2028 (A)	668	681
Sempra Energy
3.400%, 02/01/2028	1,075	1,159
Southern California Edison
4.200%, 03/01/2029	450	504
Suburban Propane Partners
5.000%, 06/01/2031 (A)	1,130	1,172
Sunnova Energy
5.875%, 09/01/2026 (A)	410	418
Talen Energy Supply
10.500%, 01/15/2026 (A)	315	173
7.625%, 06/01/2028 (A)	70	66
7.250%, 05/15/2027 (A)	190	179
6.625%, 01/15/2028 (A)	390	362
TransAlta
6.500%, 03/15/2040	1,020	1,201
Vistra Operations
3.550%, 07/15/2024 (A)	1,200	1,262

		11,208

Total Corporate Obligations (Cost $428,194) ($ Thousands)		439,600

LOAN PARTICIPATIONS – 14.2%
Academy, LTD., Initial Term Loan (2021), 1st Lien
4.500%, VAR LIBOR + 3.750%, 11/05/2027	672	672
Acrisure, LLC, 2020 Term Loan, 1st Lien
3.632%, VAR LIBOR + 3.500%, 02/15/2027	364	361

262	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
ADS Tactical Inc, Term Loan, 1st Lien
6.750%, 03/19/2026 (E)	$1,170	$1,173
Adtalem Global, Term Loan, 1st Lien
5.250%, 08/12/2028	870	870
Air Canada, Term Loan, 1st Lien
4.250%, 08/11/2028 (G)	600	602
Allen Media LLC, Initial Term Loan, 1st Lien
5.632%, 02/10/2027	976	975
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.750%, 05/12/2028 (G)	1,106	1,106
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
4.000%, 08/17/2028 (G)	1,105	1,101
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
3.083%, VAR LIBOR + 3.000%, 04/22/2026 (G)	370	342
Amentum Government Services Holdings LLC, Initial Term Loan, 1st Lien
3.585%, VAR LIBOR + 3.500%, 01/29/2027	361	360
Amentum Government Services Holdings LLC, Tranche 1 Term Loan, 1st Lien
3.585%, VAR LIBOR + 3.500%, 01/29/2027	182	181
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
3.000%, VAR LIBOR + 2.250%, 04/06/2024	298	296
AmeriLife Holdings LLC, Initial Term Loan, 1st Lien
4.086%, VAR LIBOR + 4.000%, 03/18/2027	158	157
AOC/Aliancys, Inc., Term Loan, 1st Lien
0.000%, 09/30/2028 (G)	690	687
APi Group DE, Inc., Initial Term Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 10/01/2026 (G)	404	401
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/11/2028	1,075	1,067
Apollo Commercial Real Estate Finance, Inc., Term Loan, 1st Lien
2.839%, 05/15/2026 (E)	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Applovin Corporation, Initial Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 08/15/2025	$521	$520
Arctic Canadian Diamond Company Ltd., Term Loan, 2nd Lien
17.500%, 12/31/2027 (E)(F)	713	760
Aristocrat Leisure Limited, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR + 3.750%, 10/19/2024	375	377
Asurion, LLC, New B-4 Term Loan, 2nd Lien
5.335%, 01/20/2029	950	945
Asurion, LLC, New B-7 Term Loan, 1st Lien
3.085%, VAR LIBOR + 3.000%, 11/03/2024 (G)	721	713
Asurion, LLC, New B-8 Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 12/23/2026 (G)	804	791
Asurion, LLC, New B-9 Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 07/31/2027 (G)	507	500
athenahealth, Inc., Term B-1 Loan, 1st Lien
4.377%, VAR LIBOR + 4.250%, 02/11/2026 (G)	641	642
Atlantic Aviation, Term Loan, 2nd Lien
0.000%, 07/13/2029 (G)	125	127
Autokiniton, Term Loan B, 1st Lien
5.000%, 04/06/2028 (E)(G)	220	220
Boyd Gaming Corporation, Refinancing Term B Loan, 1st Lien
2.323%, VAR LIBOR + 2.250%, 09/15/2023	760	759
Brown Group Holdings, LLC, Initial Term Loan, 1st Lien
3.250%, VAR LIBOR + 2.750%, 06/07/2028	1,065	1,064
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.835%, VAR LIBOR + 2.750%, 12/23/2024 (G)	707	702
Caesars Resort Collection, LLC, Term B-1 Loan, 1st Lien
3.583%, 07/21/2025 (G)	305	305
Cardinal Parent, Inc., Initial Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.500%, 11/12/2027	621	620
Carnival Corporation, Initial Term Loan, 1st Lien
3.750%, 06/30/2025	536	533

SEI Institutional Managed Trust / Annual Report / September 30, 2021	263

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Castle US Holding Corporation, Initial Dollar Term Loan, 1st Lien
3.882%, VAR LIBOR + 3.750%, 01/29/2027	$365	$362
ChampionX Holding Inc., Term Loan, 1st Lien
6.000%, VAR LIBOR + 5.000%, 06/03/2027	1,538	1,562
Cinemark USA, Term Loan, 1st Lien
1.840%, 03/31/2025 (E)	158	152
Citadel Securities LP, 2021 Term Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 02/02/2028 (G)	1,002	993
City Brewing Company, LLC, Closing Date Term Loan, 1st Lien
4.250%, VAR LIBOR + 3.500%, 04/05/2028	380	376
Clarios Global, Term Loan 1st Lien
3.334%, VAR LIBOR + 3.250%, 04/30/2026 (G)	666	662
Clark Equipment, Term Loan, 1st Lien
2.397%, VAR LIBOR + 2.250%, 05/18/2024	597	596
Claros Mortgage Trust, Inc., Initial Term Loan, 1st Lien
6.000%, VAR LIBOR + 5.000%, 08/09/2026	386	387
ClubCorp Holdings, Inc., Term B Loan, 1st Lien
2.897%, VAR LIBOR + 2.750%, 09/18/2024	863	810
CNT Holdings I Corp, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 11/08/2027	746	747
Commscope, Inc., Initial Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 04/06/2026	941	935
ConnextWise, LLC, Term Loan B, 1st Lien
4.000%, 09/24/2028 (G)	725	723
Conservice Midco, LLC, Initial Term Loan, 1st Lien
4.357%, VAR LIBOR + 4.250%, 05/13/2027	1,658	1,659
CoreCivic, Inc., Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.500%, 12/18/2024	340	336
CP Atlas Buyer, Inc., Term B Loan, 1st Lien
4.250%, VAR LIBOR + 3.750%, 11/23/2027	408	406

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
4.833%, VAR LIBOR + 4.750%, 06/26/2026	$1,002	$1,001
CWGS Group, LLC, Initial Term Loan, 1st Lien
3.250%, 06/03/2028	156	156
DCert Buyer, Inc., First Amendment Refinancing Loan, 2nd Lien
7.085%, VAR LIBOR + 7.000%, 02/19/2029	2,190	2,206
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.085%, VAR LIBOR + 4.000%, 10/16/2026 (G)	1,133	1,132
Deerfield Dakota Holding, Llc 4/7/2028 2021 Replacement Term Loan, 2nd Lien
7.500%, 04/07/2028 (E)(F)	300	309
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
5.250%, VAR LIBOR + 3.750%, 04/09/2027 (G)	247	247
Delta Topco, Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 12/01/2027 (G)	569	569
DirectTV Financing LLC, Closing Date Term Loan, 1st Lien
5.750%, 08/02/2027	1,250	1,250
Edelman Financial Engines Center, LLC, The, Initial Term Loan (2021), 1st Lien
4.250%, VAR LIBOR + 3.500%, 04/07/2028	1,521	1,518
Empire Today, Term Loan, 1st Lien
5.750%, 04/03/2028 (E)	658	654
Engineered Machinery Holdings, Inc., Incremental Amendment No. 4 Term Loan, 1st Lien
3.750%, VAR Euribor + 3.750%, 05/21/2028	325	376
Engineered Machinery Holdings, Inc., Incremental Amendment No. 5 Term Loan, 1st Lien
4.500%, 05/19/2028	723	721
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.585%, VAR LIBOR + 2.500%, 11/18/2024 (G)	351	346
Equinox Holdings Inc., Incremental Term B-2 Loan, 1st Lien
10.000%, 03/08/2024 (E)	247	246
EyeCare Partners, LLC, Term Loan, 1st Lien
3.857%, VAR LIBOR + 3.750%, 02/18/2027 (G)	760	755

264	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
EyeCare Partners, Term Loan, 1st Lien Cov-Lite
8.357%, VAR LIBOR + 8.250%, 02/18/2028	$550	$547
First Brand Group, Term Loan, 2nd Lien
9.500%, 03/30/2028	1,410	1,421
First Brands Group, LLC, 2021 Term Loan, 1st Lien
6.000%, VAR LIBOR + 5.000%, 03/30/2027	687	693
Focus Financial Partnersm LLC, Tranche B-3, Term Loan, 1st Lien
2.085%, VAR LIBOR + 2.000%, 07/03/2024 (G)	1,802	1,788
Focus Financial, Term Loan, 1st Lien
3.000%, 06/30/2028	438	436
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
2.087%, 11/30/2023 (G)	80	80
Freedom Acquirer, 1st Lien
6.500%, 03/30/2028	830	826
Froneri International Limited, Facility B1, 1st Lien
2.375%, VAR Euribor + 2.375%, 01/29/2027	330	373
Froneri International Limited, Facility B2, 1st Lien
2.335%, VAR LIBOR + 2.250%, 01/29/2027 (G)	138	137
Gainwell Acquisition Corp., Term B Loan, 1st Lien
4.750%, VAR LIBOR + 4.000%, 10/01/2027 (G)	1,985	1,988
Gannett Holdings LLC, Term Loan, 1st Lien
3.250%, 02/09/2026 (E)	807	810
Garda World Security Corp
4.340%, VAR LIBOR + 4.250%, 10/30/2026 (G)	679	679
Garrett Motion Sarl, Dollar Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.250%, 04/30/2028	1,200	1,196
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
4.625%, VAR LIBOR + 4.500%, 02/19/2026	553	553
Global Medical Response, Inc., 2020 Refinancing Term Loan, 1st Lien
5.750%, VAR LIBOR + 4.750%, 10/02/2025 (G)	1,183	1,187

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Global Tel*Link Corporation, Term Loan, 1st Lien
8.335%, VAR LIBOR + 4.250%, 11/29/2026	$110	$102
4.335%, VAR LIBOR + 0.040%, 11/29/2025	573	545
Grab Holdings, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.500%, 01/29/2026	1,318	1,329
Graham Packaging Company Inc., Initial Term Loan (2021), 1st Lien
3.750%, VAR LIBOR + 3.000%, 08/04/2027	575	574
Great Outdoors Group, LLC, Term B-1 Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 03/06/2028 (G)	802	805
Greystone Select, Term Loan, 1st Lien
5.750%, 06/16/2028 (E)	288	290
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.074%, VAR LIBOR + 2.000%, 11/15/2027 (G)	462	454
Grinding Media, Inc., Term Loan B, 1st Lien
0.000%, 09/21/2028 (G)	950	951
Hayward Industries, Term Loan, 1st Lien
3.000%, VAR LIBOR + 2.500%, 05/28/2028	718	716
Hertz Corporation, The, Initial Term B Loan, 1st Lien
4.000%, 06/30/2028 (G)	1,051	1,051
Hertz Corporation, The, Initial Term C Loan, 1st Lien
4.000%, 06/30/2028 (G)	198	198
Hillman Group, Term Loan, 1st Lien
3.250%, 07/14/2028 (G)	47	47
Hoya Midco, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.500%, 06/30/2024	923	918
Hudson River Trading LLC, Term Loan, 1st Lien
3.085%, VAR LIBOR + 3.000%, 03/20/2028 (G)	905	900
Hunter Fan Company 5/8/2028Term Loan, 1st Lien
5.875%, VAR LIBOR + 5.000%, 05/08/2028	1,150	1,148
Icon Public Limited Company, Lux Term Loan, 1st Lien
3.000%, 07/03/2028 (G)	1,135	1,138

SEI Institutional Managed Trust / Annual Report / September 30, 2021	265

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Icon Public Limited Company, U.S. Term Loan, 1st Lien
3.000%, 07/03/2028 (G)	$283	$284
Idera, Inc., Term B-1 Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 03/02/2028	920	920
Idera, Term Loan, 2nd Lien
7.500%, 03/02/2029 (E)	175	175
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.084%, VAR LIBOR + 3.000%, 05/01/2026 (G)	271	270
INEOS Styrolution Group GmbH, 2026 Tranche B Dollar Term Loan, 1st Lien
3.250%, VAR LIBOR + 2.750%, 01/29/2026 (G)	349	349
Ingram Micro Inc., Initial Term Loan, 1st Lien
4.000%, 06/30/2028	1,372	1,374
Insulet Corporation, Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.250%, 05/04/2028	599	599
IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien
3.750%, VAR LIBOR + 2.750%, 02/05/2025	118	118
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
2.835%, 01/26/2028 (G)	1,180	1,168
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 05/05/2028 (G)	2,180	2,182
Jump Financial LLC, Term Loan, 1st Lien
4.000%, 08/07/2028	1,650	1,638
KKR Apple Bidco, LLC, Term Loan, 1st Lien
3.500%, 07/14/2028 (G)	1,300	1,298
Lakeshore Learning Materials, Term Loan, 1st Lien
0.000%, 09/29/2028 (G)	660	658
LaserShip, Inc., Initial Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.500%, 05/07/2028	975	976
LRS Holdings, LLC, Intial Term Loan, 1st Lien
4.750%, 08/31/2028	400	399
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 11/02/2027	357	357

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Madison IAQ, LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.250%, 06/21/2028	$279	$279
Magenta Buyer LLC, Initial Term Loan, 1st Lien
5.750%, VAR LIBOR + 5.000%, 07/27/2028 (G)	810	810
Maravai Intermediate Holdings, LLC, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR + 3.750%, 10/19/2027	136	137
Maverick Purchase, Term Loan, 1st Lien
0.000%, 01/31/2028 (G)	440	440
Michaels Companies, Inc. The, Term B Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 04/15/2028 (G)	968	968
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
6.250%, VAR LIBOR + 5.250%, 06/21/2027	740	786
Mister Car Wash Holdings, Inc., Initial Term Loan, 1st Lien
3.082%, VAR LIBOR + 3.000%, 05/14/2026	266	265
Mitchell International, Inc., Amendment No. 2 New Term Loan Facility, 1st Lien
4.750%, VAR LIBOR + 4.250%, 11/29/2024	619	619
Mitchell International, Inc., Initial Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 11/29/2024	972	971
Monitronics International Inc, Term Loan, 1st Lien
7.750%, VAR LIBOR + 6.500%, 03/29/2024 (F)	647	631
Mozart Debt Merger, Term Loan, 1st Lien
3.750%, 09/30/2028	950	945
Newport Parent, Inc., Initial Term Loan, 1st Lien
7.500%, 12/10/2027 (E)	908	910
One Call Corporation, Term B Loan, 1st Lien
6.250%, VAR LIBOR + 5.500%, 04/22/2027	968	975
Option Care Health, Inc., Term B Loan, 1st Lien
3.835%, VAR LIBOR + 3.750%, 08/06/2026 (G)	1,400	1,399
Orbcomm, Term Loan, 1st Lien
5.000%, 09/01/2028	360	359

266	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Packers Holdings, LLC, Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 03/09/2028	$1,020	$1,015
PAE Incorporated, Initial Term Loan, 1st Lien
5.250%, 10/19/2027 (E)	417	416
Parexel International Corporation, Initial Term Loan, 1st Lien
2.834%, VAR LIBOR + 2.750%, 09/27/2024 (G)	331	330
Parexel International, Term Loan, 1st Lien
3.500%, 08/11/2028	250	250
Particle Investment S.A.R.L. (WebPros), Term Loan, 1st Lien
5.750%, 02/18/2027 (E)	371	370
PDS HoldCo Inc., Delayed Draw Term Loan, 1st Lien
5.250%, 08/18/2028	451	451
Peraton Corp., Term B Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/01/2028 (G)	945	945
Peraton Corp., Term B-1 Loan, 2nd Lien
8.500%, VAR LIBOR + 7.750%, 02/01/2029	600	611
Petco Health and Wellness Company, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 03/03/2028 (G)	517	517
PetSmart, LLC, Initial Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 02/11/2028	660	661
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.336%, VAR LIBOR + 3.250%, 03/05/2026 (G)	704	699
Pilot Travel Centers, LLC, Initial Tranche B Term Loan
2.084%, 08/04/2028	950	947
Planview Parent, Inc., Closing Date Term Loan, 1st Lien
4.750%, VAR LIBOR + 4.000%, 12/17/2027	318	318
Playa Resorts Holding, Term Loan B (2017)
3.750%, 04/29/2024 (E)	786	768
Precision Medicine Group, LLC, Amendment No. 1 Refinancing Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.000%, 11/18/2027	667	667
Pretium Packaging, Term Loan, 1st Lien
0.000%, 09/22/2028 (G)	425	425
Project Sky, Term Loan, 1st Lien
0.000%, 08/10/2029 (G)	390	388

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
0.000%, 08/10/2028	$2,095	$2,091
Proofpoint, Term Loan, 1st Lien
3.750%, 08/31/2028	610	607
Quikrete Holding, Term Loan B1, 1st Lien
0.000%, 02/21/2028	670	667
Rackspace Technology Global, Inc., 2021 Term B Loan, 1st Lien
3.500%, VAR LIBOR + 2.750%, 02/15/2028 (G)	965	958
Radiology Partners, Inc., Term B Loan, 1st Lien
4.335%, 07/09/2025	345	344
4.333%, VAR LIBOR + 4.250%, 07/09/2025	295	295
RC Buyer, Inc., Initial Term Loan, 2nd Lien
7.500%, 07/30/2029	300	299
Redstone HoldCo 2 LP, Initial Loan, 2nd Lien
8.500%, VAR LIBOR + 7.750%, 04/27/2029	910	885
Redstone Holdco, Term Loan, 1st Lien
5.500%, VAR LIBOR + 4.750%, 04/27/2028	840	825
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
3.834%, VAR LIBOR + 3.750%, 11/16/2025 (G)	850	849
Resolute Investment Managers, Inc., Tranche C Term Loan, 1st Lien
4.750%, 04/30/2024	308	309
Rough Country LLC, Term Loan, 1st Lien
4.250%, 07/26/2028	700	698
Royal Caribbean Cruises, Term Loan, 1st Lien
9.000%, 07/27/2029	1,140	1,139
Royal Carribbean Cruises, Term Loan, 1st Lien
0.000%, 04/05/2022 (G)	360	349
Ryan Specialty Group, LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR + 3.000%, 09/01/2027	266	266
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
2.834%, VAR LIBOR + 2.750%, 08/14/2024 (G)	741	738
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2020 Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.250%, 09/03/2026	172	172

SEI Institutional Managed Trust / Annual Report / September 30, 2021	267

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), Initial Term Loan, 1st Lien
3.335%, VAR LIBOR + 3.250%, 12/31/2025	$852	$845
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
4.750%, VAR LIBOR + 3.750%, 10/20/2027	780	829
Sorenson, Term Loan, 1st Lien
6.250%, 03/17/2026 (E)	333	334
Sotera Health Holdings, LLC, ReBnancing Loan, 1st Lien
3.250%, 12/11/2026 (E)(G)	440	439
Sovos Brands Intermediate, Inc., Initial Term Loan, 1st Lien	233	233
5.000%, VAR LIBOR + 4.250%, 06/08/2028
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
6.085%, 06/19/2026 (E)(G)	610	606
Surf Holdings S.a r.l., Dollar Tranche Term Loan, 1st Lien
3.616%, VAR LIBOR + 3.500%, 03/05/2027	464	461
Symplr Software, Inc., Initial Term Loan, 1st Lien
5.250%, VAR LIBOR + 4.500%, 12/22/2027	478	479
Taboola, Inc., Tranche B Term Loan, 1sr Lien
4.500%, 09/01/2028	1,425	1,414
Tekni-Plex, Inc., Term Loan, 1st Lien
0.000%, 07/29/2028 (G)	96	96
Terrier Media Buyer, Inc., 2021 Term B Loan, 1st Lien
3.585%, VAR LIBOR + 3.500%, 12/17/2026 (G)	924	921
TKC Holdings, Inc., Closing Date Initial Term Loan, 1st Lien
6.500%, VAR LIBOR + 5.500%, 05/15/2028	1,035	1,032
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan (Priority), 1st Lien
9.750%, VAR LIBOR + 8.000%, 02/28/2025 (G)	486	504
Trident TPI Holdings, Inc., Tranche B-3 Initial Term Loan, 1st Lien
4.500%, 07/29/2028	679	680
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.500%, 03/31/2028 (G)	788	786

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
TruGreen Limited Partnership, Initial Term Loan, 2nd Lien
9.250%, VAR LIBOR + 8.500%, 11/02/2028	$200	$202
Tutor Perini Corporation, Term Loan, 1st Lien
5.750%, 08/18/2027 (E)	416	416
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
5.084%, VAR LIBOR + 5.000%, 06/26/2026	1,106	1,104
U.S. Renal Care, Term Loan, 1st Lien
6.500%, 06/26/2026	750	752
UKG Inc., 2021 Incremental Term Loan, 1st Lien
4.000%, VAR LIBOR + 3.250%, 05/04/2026	99	99
UKG Inc., Initial Term Loan (2020), 2nd Lien
7.500%, VAR LIBOR + 6.750%, 05/03/2027	25	25
Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien
3.835%, VAR LIBOR + 3.750%, 05/04/2026	245	245
United AirLines, Inc., Class B Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 04/21/2028 (G)	736	741
Univision Communications, Inc., Replacement Converted Term Loan, 1st Lien
4.000%, 03/15/2026 (G)	550	549
US Foods, Inc., Term Loan
2.085%, 09/13/2026 (E)(G)	671	662
Verscend Holding Corp., Term B-1 Loan, 1st Lien
4.085%, VAR LIBOR + 4.000%, 08/27/2025 (G)	216	216
VFH Parent LLC, Initial Term Loan, 1st Lien
3.082%, VAR LIBOR + 3.000%, 03/01/2026 (G)	253	252
Virgin Media Bristol LLC, N Facility, 1st Lien
2.584%, VAR LIBOR + 2.500%, 01/31/2028 (G)	935	928
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
3.334%, VAR LIBOR + 3.250%, 01/31/2029	590	590
Virgin Pulse, Inc., Initial Term Loan, 1st Lien
4.750%, 04/06/2028 (E)	950	948

268	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Virtusa Corporation, Closing Date Term Loan, 1st Lien
5.000%, VAR LIBOR + 4.250%, 02/11/2028	$	1,677	$1,678
VT Topco, Inc., Term Loan, 1st Lien
4.500%, 08/01/2025		380	379
VT Topco, Inc., Term Loan, 2nd Lien
7.500%, 07/31/2026		320	321
W.R. Grace Holdings LLC, Initial Term Loan, 1st Lien
4.250%, 08/11/2028 (G)		200	201
Whatabrands LLC, Initial Term B Loan, 1st Lien
3.750%, 08/03/2028 (G)		180	180
WP CityMD Bidco LLC, First Amendment Refinancing Term Loan, 1st Lien
4.500%, VAR LIBOR + 3.750%, 08/13/2026		756	758
WP CPP Holdings, Term B Loan
4.750%, VAR LIBOR + 3.750%, 04/30/2025		511	497
Wwex Uni TopCo Holdings LLC, Initial Term Loan, 1st Lien
5.000%, 07/26/2028		780	782

Total Loan Participations (Cost $131,761) ($ Thousands)			132,733

SOVEREIGN DEBT — 12.0%
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)	$	380	449
3.875%, 04/16/2050 (A)		1,630	1,861
Angolan Government International Bond
9.375%, 05/08/2048		200	206
9.125%, 11/26/2049 (A)		1,170	1,187
8.000%, 11/26/2029 (A)		420	430
Argentine Republic Government International Bond
2.500%, 07/09/2041		1,310	481
1.500%, 07/09/2022		1,686	551
1.000%, 07/09/2029		262	100
0.750%, 07/09/2023		3,760	1,379
0.500%, 07/09/2029	EUR	6	3
0.125%, 07/09/2030		165	69
Armenia Government International Bond
3.950%, 09/26/2029 (A)	$	290	283
3.600%, 02/02/2031 (A)		1,300	1,225
Azerbaijan Government International Bond
3.500%, 09/01/2032		1,360	1,385

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Bahrain Government International Bond
7.375%, 05/14/2030 (A)	$	1,610	$1,783
Belarus Government International Bond
6.875%, 02/28/2023		260	264
6.200%, 02/28/2030		200	176
Belize Government International Bond
4.938%, 02/20/2034		165	81
Benin Government International Bond
4.875%, 01/19/2032	EUR	1,480	1,709
Brazil Government International Bond
5.333%, 02/15/2028	$	140	150
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2029	BRL	1,400	246
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2027		2,791	499
Buenos Aires Government International Bond MTN
3.900%, 09/01/2037 (A)	$	7,102	3,160
Bundesrepublik Deutschland Bundesanleihe
-0.561%, 08/15/2026 (D)(H)	EUR	360	429
CBB International Sukuk Programme SPC
6.250%, 11/14/2024 (A)	$	300	324
Ciudad Autonoma De Buenos Aires
7.500%, 06/01/2027		480	439
Colombia Government International Bond
4.125%, 05/15/2051		630	541
3.125%, 04/15/2031		730	683
Cordoba Government International Bond
5.000%, 06/01/2027 (A)		526	355
Dominican Republic International Bond
7.450%, 04/30/2044		600	715
6.850%, 01/27/2045		660	736
6.500%, 02/15/2048 (A)		1,270	1,357
6.400%, 06/05/2049 (A)		660	698
6.000%, 07/19/2028 (A)		1,300	1,469
4.500%, 01/30/2030		550	560
Ecuador Government International Bond
5.500%, 07/31/2022 (A)		352	295
1.500%, 07/31/2022 (A)		1,128	655
0.000%, 07/31/2030 (A)(D)		329	176
Egypt Government International Bond
8.875%, 05/29/2050 (A)		710	702
8.700%, 03/01/2049 (A)		520	505
8.500%, 01/31/2047		650	627
7.903%, 02/21/2048 (A)		360	329
7.625%, 05/29/2032 (A)		480	478
7.600%, 03/01/2029 (A)		510	528
6.375%, 04/11/2031 (A)	EUR	330	375
5.625%, 04/16/2030		1,560	1,726
4.750%, 04/11/2025		100	118
4.750%, 04/16/2026		680	792

SEI Institutional Managed Trust / Annual Report / September 30, 2021	269

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Ghana Government International Bond
8.125%, 01/18/2026	$	500	$505
8.125%, 03/26/2032 (A)		950	899
Guatemala Government Bond
6.125%, 06/01/2050 (A)		530	610
5.750%, 06/06/2022		500	513
4.900%, 06/01/2030 (A)		280	304
4.875%, 02/13/2028		790	851
4.500%, 05/03/2026 (A)		770	824
4.375%, 06/05/2027 (A)		790	843
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023 (A)		860	876
Honduras Government International Bond
7.500%, 03/15/2024		660	696
Indonesia Government International Bond
7.000%, 05/15/2027	IDR	96,424,000	7,215
5.250%, 01/17/2042	$	1,000	1,214
3.850%, 10/15/2030		200	223
3.500%, 01/11/2028		880	954
2.850%, 02/14/2030		900	929
1.100%, 03/12/2033	EUR	400	449
0.900%, 02/14/2027		180	210
Iraq Government International Bond
5.800%, 01/15/2028	$	228	219
Israel Government International Bond
3.375%, 01/15/2050		310	328
2.750%, 07/03/2030		460	489
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	420	488
6.125%, 06/15/2033	$	650	686
5.750%, 12/31/2032		211	212
5.250%, 03/22/2030	EUR	390	469
4.875%, 01/30/2032 (A)		1,660	1,871
Jamaica Government International Bond
7.875%, 07/28/2045	$	740	1,027
Kazakhstan Government International Bond MTN
5.125%, 07/21/2025		720	827
Kenya Government International Bond
8.250%, 02/28/2048 (A)		260	281
8.000%, 05/22/2032 (A)		910	1,005
7.000%, 05/22/2027 (A)		250	270

Description		Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Lebanon Government International Bond
8.250%, 05/17/2034 (B)	$	30	$5
8.200%, 05/17/2033 (B)		40	7
7.150%, 11/20/2031 (B)		40	7
7.050%, 11/02/2035 (B)		100	17
7.000%, 03/20/2028 (B)		40	6
6.850%, 03/23/2027 (B)		100	16
6.850%, 05/25/2029 (B)		721	117
6.750%, 11/29/2027 (B)		410	67
6.650%, 04/22/2024 (B)		170	28
6.650%, 11/03/2028 (B)		80	13
6.650%, 02/26/2030 (B)		832	137
6.600%, 11/27/2026 (B)		30	5
6.200%, 02/26/2025 (B)		860	142
Mexican Bonos
8.500%, 05/31/2029	MXN	9,520	496
6.500%, 06/09/2022		5,740	281
Mexico Government International Bond
4.750%, 03/08/2044	$	440	468
3.771%, 05/24/2061		520	461
3.600%, 01/30/2025		323	351
2.659%, 05/24/2031		1,120	1,081
Mongolia Government International Bond
5.625%, 05/01/2023		200	210
Morocco Government International Bond
3.000%, 12/15/2032 (A)		730	694
1.500%, 11/27/2031 (A)	EUR	290	310
Mozambique International Bond
5.000%, 09/15/2023	$	220	189
Nigeria Government International Bond
8.747%, 01/21/2031		1,720	1,885
7.696%, 02/23/2038 (A)		690	682
Oman Government International Bond
6.750%, 01/17/2048		200	198
6.250%, 01/25/2031 (A)		1,600	1,710
Pakistan Government International Bond
8.250%, 09/30/2025		370	401
6.875%, 12/05/2027		200	201
6.000%, 04/08/2026 (A)		540	536
Pakistan Water & Power Development Authority
7.500%, 06/04/2031		620	614
Panama Government International Bond
4.500%, 04/01/2056		300	326
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		290	292

270	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Paraguay Government International Bond
6.100%, 08/11/2044		$700	$852
5.600%, 03/13/2048 (A)		560	648
5.400%, 03/30/2050 (A)		320	367
5.000%, 04/15/2026 (A)		440	489
4.700%, 03/27/2027 (A)		570	631
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026 (A)		530	599
4.450%, 02/20/2029 (A)		330	379
Peruvian Government International Bond
2.783%, 01/23/2031		480	475
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,690	2,241
4.817%, 03/14/2049 (A)		1,130	1,452
4.625%, 06/02/2046		280	350
4.400%, 04/16/2050 (A)		450	548
3.750%, 04/16/2030 (A)		200	225
Romanian Government International Bond
5.125%, 06/15/2048 (A)		200	236
3.375%, 01/28/2050	EUR	230	262
2.875%, 05/26/2028		650	837
2.875%, 03/11/2029		1,490	1,893
2.124%, 07/16/2031 (A)		250	289
2.000%, 12/08/2026 (A)		590	731
2.000%, 01/28/2032 (A)		110	124
2.000%, 04/14/2033 (A)		900	994
Russian Government International Bond
7.050%, 01/19/2028	RUB	444,542	6,076
5.250%, 06/23/2047		$200	253
5.100%, 03/28/2035 (A)		200	239
4.375%, 03/21/2029 (A)		800	906
Saudi Government International Bond MTN
4.500%, 04/22/2060 (A)		$1,070	1,278
3.750%, 01/21/2055 (A)		220	230
3.250%, 10/22/2030 (A)		430	460
Senegal Government International Bond
5.375%, 06/08/2037 (A)	EUR	930	1,063
4.750%, 03/13/2028 (A)		740	892
Serbia Government International Bond
1.500%, 06/26/2029 (A)		500	572
South Africa Government International Bond
5.650%, 09/27/2047		$950	904
4.850%, 09/27/2027		890	932
4.300%, 10/12/2028		200	201
Sri Lanka Government International Bond
7.550%, 03/28/2030 (A)		910	551
6.850%, 03/14/2024 (A)		200	127
6.850%, 11/03/2025		570	355
6.825%, 07/18/2026 (A)		250	156
6.750%, 04/18/2028 (A)		660	400
6.200%, 05/11/2027 (A)		380	230

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Third Pakistan International SUKUK
5.625%, 12/05/2022		$630	$644
Turkey Government International Bond
7.625%, 04/26/2029		560	597
6.875%, 03/17/2036		60	58
6.500%, 09/20/2033		900	863
6.000%, 01/14/2041		1,980	1,713
5.200%, 02/16/2026	EUR	260	313
4.250%, 04/14/2026		$530	500
Ukraine Government International Bond
9.750%, 11/01/2028 (A)		640	751
8.994%, 02/01/2024		670	737
7.750%, 09/01/2022		450	468
7.750%, 09/01/2023		910	972
7.750%, 09/01/2024		230	249
7.750%, 09/01/2027		250	271
7.375%, 09/25/2032 (A)		200	205
7.253%, 03/15/2033 (A)		420	425
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024 (A)		340	356
3.700%, 11/25/2030 (A)		660	639
Zambia Government International Bond
5.375%, 09/20/2022 (B)		760	569

Total Sovereign Debt (Cost $112,203) ($ Thousands)			112,306

	Shares
COMMON STOCK — 10.3%

Communication Services — 1.2%
Activision Blizzard Inc		1,987	154
Alphabet Inc, Cl A *		784	2,096
Alphabet Inc, Cl C *		734	1,956
AT&T Inc		18,512	500
Charter Communications Inc, Cl A *		327	238
Comcast Corp, Cl A		11,893	665
Discovery Inc, Cl A *		459	12
Discovery Inc, Cl C *		914	22
DISH Network Corp, Cl A *		751	33
Electronic Arts Inc		719	102
Facebook Inc, Cl A *		6,210	2,108
Fox Corp		1,418	56
Interpublic Group of Cos Inc/The		1,182	43
Live Nation Entertainment Inc *		365	33
Lumen Technologies Inc		2,562	32
Match Group Inc *		747	117
Netflix Inc *		1,149	701
News Corp, Cl A		1,127	27
News Corp, Cl B		450	10
Omnicom Group Inc		634	46
Take-Two Interactive Software Inc, Cl A *		338	52

SEI Institutional Managed Trust / Annual Report / September 30, 2021	271

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
T-Mobile US Inc *	1,506	$192
Twitter Inc *	2,034	123
Verizon Communications Inc	10,743	580
ViacomCBS Inc, Cl B	1,639	65
Walt Disney Co/The	4,723	799

		10,762

Consumer Discretionary — 1.3%
Advance Auto Parts Inc	171	36
Amazon.com Inc, Cl A *	1,135	3,728
Aptiv PLC *	734	109
AutoZone Inc *	59	100
Bath & Body Works Inc	718	45
Best Buy Co Inc	611	64
Booking Holdings Inc *	106	252
BorgWarner Inc	616	27
Caesars Entertainment Inc *	552	62
CarMax Inc *	439	56
Carnival Corp *	2,211	55
Chipotle Mexican Grill Inc, Cl A *	72	131
Darden Restaurants Inc	370	56
Dollar General Corp	602	128
Dollar Tree Inc *	619	59
Domino’s Pizza Inc	95	45
DR Horton Inc	893	75
eBay Inc	1,653	115
Etsy Inc *	341	71
Expedia Group Inc *	380	62
Ford Motor Co *	10,014	142
Gap Inc/The	525	12
Garmin Ltd	422	66
General Motors Co *	3,728	196
Genuine Parts Co	408	49
Hanesbrands Inc	1,017	17
Hasbro Inc	332	30
Hilton Worldwide Holdings Inc *	747	99
Home Depot Inc/The	2,765	908
Las Vegas Sands Corp *	999	37
Leggett & Platt Inc	350	16
Lennar Corp, Cl A	742	70
LKQ Corp *	769	39
Lowe’s Cos Inc	1,829	371
Marriott International Inc/MD, Cl A *	693	103
McDonald’s Corp	1,936	467
MGM Resorts International	1,145	49
Mohawk Industries Inc *	176	31
Newell Brands Inc, Cl B	1,194	26
NIKE Inc, Cl B	3,313	481
Norwegian Cruise Line Holdings Ltd *	900	24
NVR Inc *	9	43
O’Reilly Automotive Inc *	175	107
Penn National Gaming Inc *	446	32
Pool Corp	105	46

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PulteGroup Inc	777	$36
PVH Corp *	198	20
Ralph Lauren Corp, Cl A	119	13
Ross Stores Inc	961	105
Royal Caribbean Cruises Ltd *	551	49
Starbucks Corp	3,048	336
Tapestry Inc	857	32
Target Corp, Cl A	1,277	292
Tesla Inc *	2,113	1,639
TJX Cos Inc/The	3,103	205
Tractor Supply Co	283	57
Ulta Beauty Inc *	135	49
Under Armour Inc, Cl A *	407	8
Under Armour Inc, Cl C *	448	8
VF Corp	916	61
Whirlpool Corp	164	33
Wynn Resorts Ltd *	304	26
Yum! Brands Inc	809	99

		11,805

Consumer Staples — 0.6%
Altria Group Inc	4,746	216
Archer-Daniels-Midland Co	1,407	84
Brown-Forman Corp, Cl B	499	33
Campbell Soup Co	549	23
Church & Dwight Co Inc	646	53
Clorox Co/The	335	56
Coca-Cola Co/The	10,076	529
Colgate-Palmolive Co	2,159	163
Conagra Brands Inc	1,270	43
Constellation Brands Inc, Cl A	457	96
Costco Wholesale Corp	1,146	515
Estee Lauder Cos Inc/The, Cl A	595	179
General Mills Inc	1,624	97
Hershey Co/The	402	68
Hormel Foods Corp	766	31
J M Smucker Co/The	322	39
Kellogg Co	706	45
Kimberly-Clark Corp	855	113
Kraft Heinz Co/The	1,759	65
Kroger Co/The	1,800	73
Lamb Weston Holdings Inc	468	29
McCormick & Co Inc/MD	658	53
Molson Coors Beverage Co, Cl B	580	27
Mondelez International Inc, Cl A	3,594	209
Monster Beverage Corp *	1,029	91
PepsiCo Inc	3,585	539
Philip Morris International Inc	4,035	383
Procter & Gamble Co/The	6,310	882
Sysco Corp, Cl A	1,296	102
Tyson Foods Inc, Cl A	799	63
Walgreens Boots Alliance Inc	1,808	85

272	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Walmart Inc	3,706	$517

		5,501

Energy — 0.3%
APA Corp	1,082	23
Baker Hughes Co, Cl A	2,074	51
Chevron Corp	5,015	509
ConocoPhillips	3,446	234
Coterra Energy Inc	1,207	26
Devon Energy Corp	1,630	58
Diamondback Energy Inc, Cl A	411	39
EOG Resources Inc	1,586	127
Exxon Mobil Corp	10,991	647
Halliburton Co	2,507	54
Hess Corp	715	56
Kinder Morgan Inc	4,900	82
Marathon Oil Corp	2,288	31
Marathon Petroleum Corp	1,757	109
Noble Corp *	2,884	78
Occidental Petroleum Corp	2,328	69
ONEOK Inc	1,109	64
Phillips 66	1,201	84
Pioneer Natural Resources Co	573	96
Schlumberger NV, Cl A	3,755	111
Titan Energy LLC *	12,743	—
Valero Energy Corp	1,022	72
Williams Cos Inc/The	3,049	79

		2,699

Financials — 1.2%
Aflac Inc	1,551	81
Allstate Corp/The	812	103
American Express Co	1,661	278
American International Group Inc	2,176	119
Ameriprise Financial Inc	285	75
Aon PLC, Cl A	578	165
Arthur J Gallagher & Co	519	77
Aspect *(F)	57	—
Assurant Inc	187	30
Bank of America Corp	19,246	817
Bank of New York Mellon Corp/The	2,136	111
Berkshire Hathaway Inc, Cl B *	4,825	1,317
BlackRock Inc	370	310
Brown & Brown Inc	586	32
Capital One Financial Corp	1,145	185
Cboe Global Markets Inc	277	34
Charles Schwab Corp/The	3,876	282
Chubb Ltd	1,127	196
Cincinnati Financial Corp	441	50
Citigroup Inc	5,244	368
Citizens Financial Group Inc	1,045	49
CME Group Inc	921	178
Comerica Inc	388	31

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Discover Financial Services	757	$93
Everest Re Group Ltd	125	31
Fifth Third Bancorp	1,939	82
First Republic Bank/CA	485	94
Franklin Resources Inc	832	25
Globe Life Inc	222	20
Goldman Sachs Group Inc/The	872	330
Hartford Financial Services Group Inc/The	969	68
Huntington Bancshares Inc/OH	3,653	56
Intercontinental Exchange Inc	1,443	166
Invesco Ltd	1,059	26
JPMorgan Chase & Co	7,777	1,273
KeyCorp	2,487	54
Lincoln National Corp	459	31
Loews Corp	501	27
M&T Bank Corp	353	53
MarketAxess Holdings Inc	92	39
Marsh & McLennan Cos Inc	1,302	197
MetLife Inc	1,851	114
Moody’s Corp	414	147
Morgan Stanley	3,778	368
MSCI Inc, Cl A	210	128
Nasdaq Inc, Cl A	327	63
Noble Corp *	5,098	138
Northern Trust Corp	564	61
People’s United Financial Inc	1,164	20
PNC Financial Services Group Inc/The	1,093	214
Principal Financial Group Inc, Cl A	671	43
Progressive Corp/The	1,492	135
Prudential Financial Inc	980	103
Raymond James Financial Inc	489	45
Regions Financial Corp	2,745	59
S&P Global Inc	622	264
State Street Corp	913	77
SVB Financial Group, Cl B *	151	98
Synchrony Financial	1,476	72
T Rowe Price Group Inc	577	114
Travelers Cos Inc/The	631	96
Truist Financial Corp	3,430	201
US Bancorp	3,468	206
W R Berkley Corp	323	24
Wells Fargo & Co	10,647	494
Willis Towers Watson PLC	323	75
Zions Bancorp NA	462	29

		10,941

Health Care — 1.3%
Abbott Laboratories	4,599	543
AbbVie Inc	4,581	494
ABIOMED Inc *	119	39
Agilent Technologies Inc	822	130
Align Technology Inc *	200	133
AmerisourceBergen Corp, Cl A	439	53

SEI Institutional Managed Trust / Annual Report / September 30, 2021	273

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Amgen Inc, Cl A	1,467	$312
Anthem Inc	628	234
Baxter International Inc	1,366	110
Becton Dickinson and Co	737	181
Biogen Inc *	378	107
Bio-Rad Laboratories Inc, Cl A *	56	42
Bio-Techne Corp	100	48
Boston Scientific Corp *	3,644	158
Bristol-Myers Squibb Co	5,744	340
Cardinal Health Inc	873	43
Catalent Inc *	476	63
Centene Corp *	1,565	98
Cerner Corp	727	51
Charles River Laboratories International Inc *	132	55
Cigna Corp	872	175
Cooper Cos Inc/The, Cl A	121	50
CVS Health Corp	3,406	289
Danaher Corp, Cl A	1,648	502
DaVita Inc *	156	18
DENTSPLY SIRONA Inc	568	33
Dexcom Inc *	247	135
Edwards Lifesciences Corp, Cl A *	1,599	181
Eli Lilly & Co	2,057	475
Gilead Sciences Inc	3,226	225
HCA Healthcare Inc	631	153
Henry Schein Inc *	358	27
Hologic Inc *	733	54
Humana Inc	327	127
IDEXX Laboratories Inc *	217	135
Illumina Inc *	375	152
Incyte Corp *	495	34
Intuitive Surgical Inc *	307	305
IQVIA Holdings Inc *	523	125
Johnson & Johnson	6,848	1,106
Laboratory Corp of America Holdings *	267	75
McKesson Corp	412	82
Medtronic PLC	3,482	436
Merck & Co Inc	6,561	493
Mettler-Toledo International Inc *	63	87
Moderna Inc *	908	349
Organon & Co	757	25
PerkinElmer Inc	289	50
Pfizer Inc	14,555	626
Quest Diagnostics Inc	344	50
Regeneron Pharmaceuticals Inc *	269	163
ResMed Inc	368	97
STERIS PLC	287	59
Stryker Corp	864	228
Teleflex Inc	121	46
Thermo Fisher Scientific Inc	1,021	583
UnitedHealth Group Inc	2,452	958

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Universal Health Services Inc, Cl B	188	$26
Vertex Pharmaceuticals Inc *	660	120
Viatris Inc, Cl W *	3,381	46
Waters Corp *	152	54
West Pharmaceutical Services Inc	199	85
Zimmer Biomet Holdings Inc	571	84
Zoetis Inc, Cl A	1,221	237

		12,594

Industrials — 0.8%
3M Co	1,492	262
A O Smith Corp	402	25
Alaska Air Group Inc *	341	20
Allegion plc	270	36
American Airlines Group Inc *	1,751	36
AMETEK Inc	641	80
Boeing Co/The *	1,423	313
Carrier Global Corp	2,316	120
Caterpillar Inc, Cl A	1,413	271
CH Robinson Worldwide Inc	325	28
Cintas Corp	220	84
Copart Inc *	569	79
CSX Corp	5,779	172
Cummins Inc	383	86
Deere & Co	732	245
Delta Air Lines Inc, Cl A *	1,763	75
Dover Corp	410	64
Eaton Corp PLC	1,020	153
Emerson Electric Co	1,527	144
Equifax Inc	334	85
Expeditors International of Washington Inc	478	57
Fastenal Co, Cl A	1,592	82
FedEx Corp	628	138
Fortive Corp	920	65
Fortune Brands Home & Security Inc	362	32
Generac Holdings Inc *	171	70
General Dynamics Corp	589	115
General Electric Co	2,834	292
Honeywell International Inc	1,787	379
Howmet Aerospace Inc	1,110	35
Huntington Ingalls Industries Inc, Cl A	119	23
IDEX Corp	214	44
IHS Markit Ltd	1,081	126
Illinois Tool Works Inc	733	151
Ingersoll Rand Inc *	1,127	57
Jacobs Engineering Group Inc	317	42
JB Hunt Transport Services Inc	208	35
Johnson Controls International PLC	1,814	124
Kansas City Southern	245	66
L3Harris Technologies Inc	510	112
Lockheed Martin Corp	634	219
Masco Corp	653	36
Nielsen Holdings PLC	1,058	20

274	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Norfolk Southern Corp	631	$151
Northrop Grumman Corp	384	138
Old Dominion Freight Line Inc, Cl A	259	74
Otis Worldwide Corp	1,091	90
PACCAR Inc	867	68
Parker-Hannifin Corp, Cl A	346	97
Pentair PLC	494	36
Quanta Services Inc	336	38
Raytheon Technologies Corp	3,898	335
Republic Services Inc	573	69
Robert Half International Inc	262	26
Rockwell Automation Inc	292	86
Rollins Inc	670	24
Roper Technologies Inc	287	128
Snap-on Inc	140	29
Southwest Airlines Co, Cl A *	1,484	76
Stanley Black & Decker Inc	449	79
Textron Inc	584	41
Trane Technologies PLC	602	104
TransDigm Group Inc *	139	87
Union Pacific Corp	1,686	331
United Airlines Holdings Inc *	780	37
United Parcel Service Inc, Cl B	1,883	343
United Rentals Inc *	199	70
Verisk Analytics Inc, Cl A	431	86
Waste Management Inc	990	148
Westinghouse Air Brake Technologies Corp	487	42
WW Grainger Inc	125	49
Xylem Inc/NY	447	55

		7,635

Information Technology — 2.8%
Accenture PLC, Cl A	1,645	526
Adobe Inc *	1,238	713
Advanced Micro Devices Inc *	3,135	323
Akamai Technologies Inc *	396	41
Amphenol Corp, Cl A	1,520	111
Analog Devices Inc	1,385	232
ANSYS Inc *	241	82
Apple Inc	40,946	5,794
Applied Materials Inc	2,362	304
Arista Networks Inc *	154	53
Autodesk Inc, Cl A *	563	161
Automatic Data Processing Inc	1,088	217
Broadcom Inc	1,064	516
Broadridge Financial Solutions Inc	329	55
Cadence Design Systems Inc *	702	106
CDW Corp/DE	373	68
Ceridian HCM Holding Inc *	341	38
Cisco Systems Inc/Delaware	10,938	595
Citrix Systems Inc	322	35
Cognizant Technology Solutions Corp, Cl A	1,331	99
Corning Inc, Cl B	2,150	78

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DXC Technology Co *	736	$25
Enphase Energy Inc *	331	50
F5 Networks Inc, Cl A *	154	31
Fidelity National Information Services
Inc, Cl B	1,586	193
Fiserv Inc, Cl A *	1,526	166
FleetCor Technologies Inc *	231	60
Fortinet Inc *	343	100
Gartner Inc *	221	67
Global Payments Inc	747	118
Hewlett Packard Enterprise Co	3,664	52
HP Inc	3,252	89
Intel Corp	10,526	561
International Business Machines Corp	2,316	322
Intuit Inc	707	381
IPG Photonics Corp *	106	17
Jack Henry & Associates Inc	209	34
Juniper Networks Inc	1,052	29
Keysight Technologies Inc *	501	82
KLA Corp	390	130
Lam Research Corp	367	209
Leidos Holdings Inc	365	35
Mastercard Inc, Cl A	2,264	787
Microchip Technology Inc	696	107
Micron Technology Inc	2,895	206
Microsoft Corp	19,594	5,524
Monolithic Power Systems Inc	110	53
Motorola Solutions Inc	429	100
NetApp Inc	598	54
NortonLifeLock Inc	1,684	43
NVIDIA Corp	6,487	1,344
NXP Semiconductors NV	677	133
Oracle Corp, Cl B	4,263	371
Paychex Inc	807	91
Paycom Software Inc *	136	67
PayPal Holdings Inc *	3,054	795
PTC Inc *	300	36
Qlik *(F)	3,600	—
Qlik, Cl A *(F)	56	57
Qlik, Cl B *(F)	13,812	—
Qorvo Inc *	296	49
QUALCOMM Inc	2,919	377
salesforce.com Inc *	2,523	684
Seagate Technology Holdings PLC	598	49
ServiceNow Inc *	512	319
Skyworks Solutions Inc	413	68
Synopsys Inc *	388	116
TE Connectivity Ltd	834	114
Teledyne Technologies Inc *	125	54
Teradyne Inc	404	44
Texas Instruments Inc	2,393	460
Trimble Inc *	663	55

SEI Institutional Managed Trust / Annual Report / September 30, 2021	275

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tyler Technologies Inc *	110	$50
VeriSign Inc *	270	55
Visa Inc, Cl A	4,389	978
Western Digital Corp *	867	49
Western Union Co/The	1,292	26
Xilinx Inc	683	103
Zebra Technologies Corp, Cl A *	144	74

		26,390

Materials — 0.3%
Air Products and Chemicals Inc	565	145
Albemarle Corp	318	70
Amcor PLC	4,435	51
Arctic Canadian Diamond Company Ltd. *(F)	824	—
Avery Dennison Corp	232	48
Ball Corp	890	80
Celanese Corp, Cl A	285	43
CF Industries Holdings Inc	667	37
Corteva Inc	1,956	82
Dow Inc	1,893	109
DuPont de Nemours Inc	1,444	98
Eastman Chemical Co	362	36
Ecolab Inc	635	132
FMC Corp	357	33
Freeport-McMoRan Inc, Cl B	3,737	121
International Flavors & Fragrances Inc	688	92
International Paper Co	1,060	59
Linde PLC	1,337	392
LyondellBasell Industries NV, Cl A	701	66
Martin Marietta Materials Inc, Cl A	169	58
Mosaic Co/The	856	31
Newmont Corp	2,026	110
Nucor Corp	809	80
Packaging Corp of America	248	34
PPG Industries Inc	642	92
Sealed Air Corp	462	25
Sherwin-Williams Co/The, Cl A	621	174
Vulcan Materials Co	360	61
Westrock Co	699	35

		2,394

Real Estate — 0.3%
Alexandria Real Estate Equities Inc ‡	345	66
American Tower Corp, Cl A ‡	1,176	312
AvalonBay Communities Inc ‡	381	85
Boston Properties Inc ‡	415	45
CBRE Group Inc, Cl A *	927	90
Crown Castle International Corp ‡	1,110	192
Digital Realty Trust Inc, Cl A ‡	716	103
Duke Realty Corp ‡	1,052	50
Equinix Inc ‡	230	182
Equity Residential ‡	950	77

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Essex Property Trust Inc ‡	170	$54
Extra Space Storage Inc ‡	375	63
Federal Realty Investment Trust ‡	206	24
Healthpeak Properties Inc ‡	1,507	51
Host Hotels & Resorts Inc *‡	2,164	35
Iron Mountain Inc ‡	739	32
Kimco Realty Corp ‡	1,243	26
Mid-America Apartment Communities Inc ‡	323	60
Prologis Inc ‡	1,904	239
Public Storage ‡	387	115
Realty Income Corp ‡	1,065	69
Regency Centers Corp ‡	482	33
SBA Communications Corp, Cl A ‡	276	91
Simon Property Group Inc ‡	899	117
UDR Inc ‡	787	42
Ventas Inc ‡	1,058	58
Vornado Realty Trust ‡	469	20
Welltower Inc ‡	1,165	96
Weyerhaeuser Co ‡	2,039	73

		2,500

Utilities — 0.2%
AES Corp/The	1,717	39
Alliant Energy Corp	686	38
Ameren Corp	633	51
American Electric Power Co Inc	1,347	109
American Water Works Co Inc	494	84
Atmos Energy Corp	402	36
CenterPoint Energy Inc	1,750	43
CMS Energy Corp	703	42
Consolidated Edison Inc	934	68
Dominion Energy Inc	2,067	151
DTE Energy Co	524	59
Duke Energy Corp	1,975	193
Edison International	1,089	60
Entergy Corp	531	53
Evergy Inc	631	39
Eversource Energy	931	76
Exelon Corp	2,487	120
FirstEnergy Corp	1,418	51
NextEra Energy Inc	5,078	399
NiSource Inc	1,208	29
NRG Energy Inc	621	25
Pinnacle West Capital Corp	349	25
PPL Corp	2,079	58
Public Service Enterprise Group Inc	1,268	77
Sempra Energy	809	102
Southern Co/The	2,712	168
WEC Energy Group Inc	858	76

276	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xcel Energy Inc	1,354	$85

		2,356

Total Common Stock (Cost $42,008) ($ Thousands)		95,577

	Face Amount (Thousands)
MORTGAGE-BACKED SECURITIES — 6.4%

Agency Mortgage-Backed Obligations — 1.5%
FHLMC REMIC CMO, Ser 2019-4905, Cl SA, IO
6.014%, 08/25/2049 (E)	$597	103
FHLMC REMIC CMO, Ser 2020-4980, Cl KI, IO
4.500%, 06/25/2050	2,831	413
FHLMC REMIC CMO, Ser 2020-4991, Cl IE, IO
5.000%, 07/25/2050	2,186	360
FHLMC REMIC CMO, Ser 2020-4998, Cl GI, IO
4.000%, 08/25/2050	2,437	368
FHLMC REMIC CMO, Ser 2020-5009, Cl DI, IO
2.000%, 09/25/2050	1,584	186
FHLMC REMIC CMO, Ser 2020-5012, Cl DI, IO
4.000%, 09/25/2050	811	124
FHLMC REMIC CMO, Ser 2020-5020, Cl IH, IO
3.000%, 08/25/2050	649	99
FHLMC STACR Debt Notes, Ser 2021-DNA2, Cl M2
2.350%, VAR SOFR30A + 2.300%, 08/25/2033 (A)	480	492
FHLMC STACR REMIC Trust, Ser 2017-HRP1, Cl B1
4.750%, VAR ICE LIBOR USD 1 Month + 4.600%, 12/25/2042	330	341
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
2.386%, VAR ICE LIBOR USD 1 Month + 2.300%, 01/25/2050 (A)	660	660
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl B1
5.250%, VAR ICE LIBOR USD 1 Month
+ 5.100%, 06/25/2050 (A)	1,620	1,692
FHLMC STACR REMIC Trust, Ser 2021-DNA3, Cl B1
3.550%, VAR SOFR30A + 3.500%, 10/25/2033 (A)	390	409

Description	Shares	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl B1
3.100%, VAR SOFR30A + 3.050%, 01/25/2034 (A)	$250	$255
FNMA
2.790%, 01/01/2035 (E)	347	375
2.680%, 01/01/2035	100	107
FNMA Connecticut Avenue Securities, Ser 2018-C01, Cl 1B1
3.636%, VAR ICE LIBOR USD 1 Month + 3.550%, 07/25/2030	570	590
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2C
2.236%, VAR ICE LIBOR USD 1 Month + 2.150%, 10/25/2030	2,470	2,485
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2
2.236%, VAR ICE LIBOR USD 1 Month + 2.150%, 10/25/2030	584	591
FNMA REMIC CMO, Ser 2012-115, Cl DS, IO	329	56
6.014%, 10/25/2042 (E)
FNMA REMIC CMO, Ser 2015-30, Cl SJ, IO
5.514%, 05/25/2045 (E)	458	75
FNMA REMIC CMO, Ser 2017-104, Cl SB, IO
6.064%, 01/25/2048 (E)	1,404	242
FNMA REMIC CMO, Ser 2017-86, Cl SB, IO
6.064%, 11/25/2047 (E)	1,277	241
FNMA REMIC CMO, Ser 2019-81, Cl SD, IO
5.914%, 01/25/2050 (E)	295	45
FNMA REMIC CMO, Ser 2020-60, Cl KI, IO
2.000%, 09/25/2050	1,878	200
FNMA REMIC CMO, Ser 2020-60, Cl NI, IO
4.000%, 09/25/2050	753	113
FNMA REMIC CMO, Ser 2020-62, Cl GI, IO
4.000%, 06/25/2048	1,381	252
GNMA REMIC CMO, Ser 2010-9, Cl XD, IO
6.515%, 01/16/2040 (E)	1,474	248
GNMA REMIC CMO, Ser 2013-124, Cl CS, IO
5.963%, 08/20/2043 (E)	153	26
GNMA REMIC CMO, Ser 2014-117, Cl SJ, IO
5.513%, 08/20/2044 (E)	425	68
GNMA REMIC CMO, Ser 2015-111, Cl IM, IO
4.000%, 08/20/2045	1,903	190
GNMA REMIC CMO, Ser 2015-168, Cl IP, IO
4.000%, 11/20/2045	706	48
GNMA REMIC CMO, Ser 2016-109, Cl IH, IO
4.000%, 10/20/2045	1,091	111
GNMA REMIC CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	486	37
GNMA REMIC CMO, Ser 2017-112, Cl SJ, IO
5.573%, 07/20/2047 (E)	1,071	167
GNMA REMIC CMO, Ser 2018-105, Cl SC, IO
6.113%, 08/20/2048 (E)	250	39

SEI Institutional Managed Trust / Annual Report / September 30, 2021	277

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA REMIC CMO, Ser 2018-122, Cl HS, IO
6.113%, 09/20/2048 (E)	$468	$86
GNMA REMIC CMO, Ser 2018-122, Cl SE, IO
6.113%, 09/20/2048 (E)	649	117
GNMA REMIC CMO, Ser 2018-124, Cl SN, IO
6.113%, 09/20/2048 (E)	2,054	386
GNMA REMIC CMO, Ser 2018-137, Cl SN, IO
6.063%, 10/20/2048 (E)	653	109
GNMA REMIC CMO, Ser 2018-139, Cl SQ, IO
6.063%, 10/20/2048 (E)	415	58
GNMA REMIC CMO, Ser 2018-67, Cl PS, IO
6.113%, 05/20/2048 (E)	2,120	371
GNMA REMIC CMO, Ser 2018-7, Cl DS, IO
5.613%, 01/20/2048 (E)	1,293	237
GNMA REMIC CMO, Ser 2019-1, Cl SN, IO
5.963%, 01/20/2049 (E)	343	48
GNMA REMIC CMO, Ser 2019-110, Cl SD, IO
6.013%, 09/20/2049 (E)	989	152
GNMA REMIC CMO, Ser 2019-110, Cl SE, IO
6.013%, 09/20/2049 (E)	981	135
GNMA REMIC CMO, Ser 2019-128, IO
4.000%, 10/20/2049	746	87
GNMA REMIC CMO, Ser 2019-151, Cl NI, IO
3.500%, 10/20/2049	3,415	303
GNMA REMIC CMO, Ser 2019-4, Cl SJ, IO
5.963%, 01/20/2049 (E)	684	106
GNMA REMIC CMO, Ser 2019-6, Cl SA, IO
5.963%, 01/20/2049 (E)	271	43
GNMA REMIC CMO, Ser 2019-69, Cl S, IO
3.183%, 06/20/2049 (E)	310	27
GNMA REMIC CMO, Ser 2019-78, Cl SE, IO
6.013%, 06/20/2049 (E)	225	33
GNMA REMIC CMO, Ser 2020-78, Cl DI, IO
4.000%, 06/20/2050	1,191	125

		14,231

Non-Agency Mortgage-Backed Obligations — 4.9%
Alternative Loan Trust, Ser 2005-81, Cl A1
0.678%, VAR ICE LIBOR USD 1 Month + 0.560%, 02/25/2037	566	498
Barclays Commercial Mortgage Trust, Ser 2019-C5, Cl A4
3.063%, 11/15/2052	870	935
Benchmark Mortgage Trust, Ser 2019-B11, Cl XA, IO
1.195%, 05/15/2052 (E)	10,889	691
BX Commercial Mortgage Trust, Ser 2018—BIOA, Cl D
1.405%, VAR ICE LIBOR USD 1 Month + 1.321%, 03/15/2037 (A)	650	650

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2019— IMC, Cl E
2.234%, VAR ICE LIBOR USD 1 Month + 2.150%, 04/15/2034 (A)	$1,970	$1,964
BX Trust, Ser 2018-GWMZ, Cl MC
5.572%, VAR ICE LIBOR USD 1 Month + 5.488%, 05/15/2037 (A)	1,100	1,014
Capmark Military Housing Trust, Ser 2007—AET2, Cl A
6.063%,10/10/2052 (A)	933	1,052
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039 (A)(E)	500	492
CGMS Commercial Mortgage Trust, Ser 2017-MDRA, Cl C
3.878%, 07/10/2030 (A)(E)	1,620	1,609
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1B1
4.436%, VAR ICE LIBOR USD 1 Month + 4.350%, 04/25/2031 (A)	460	478
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1B1
4.186%, VAR ICE LIBOR USD 1 Month + 4.100%, 07/25/2039 (A)	640	650
Credit Suisse Mortgage Trust, Ser 2019—RIO, Cl B
8.000%, VAR ICE LIBOR USD 1 Month + 7.000%, 12/15/2021 (A)	1,440	1,384
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (A)	320	288
CSMC Trust, Ser 2017-RPL1, Cl M2
3.038%, 07/25/2057 (A)(E)	1,190	1,179
CSMC Trust, Ser 2019-UVIL, Cl A
3.160%, 12/15/2041 (A)	950	1,005
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
0.246%, VAR ICE LIBOR USD 1 Month + 0.160%, 11/25/2036	970	961
GS Mortgage Securities Trust, Ser 2017—STAY, Cl E
2.734%, VAR ICE LIBOR USD 1 Month + 2.650%, 07/15/2032 (A)	1,000	998
GS Mortgage Securities Trust, Ser 2018—SRP5, Cl C
4.084%, VAR ICE LIBOR USD 1 Month + 4.000%, 09/15/2031 (A)	1,970	623
GS Mortgage Securities Trust, Ser 2020—DUNE, Cl A
1.184%, VAR ICE LIBOR USD 1 Month + 1.100%, 12/15/2036 (A)	1,830	1,838
GS Mortgage Securities Trust, Ser 2020—DUNE, Cl F
3.334%, VAR ICE LIBOR USD 1 Month + 3.250%, 12/15/2036 (A)	595	576

278	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust, Ser 2006-10, Cl 2A1B
0.390%, VAR ICE LIBOR USD 1 Month + 0.240%, 11/19/2036	$1,912	$1,922
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Cl FFL
3.038%, 07/05/2033 (A)(E)	1,790	1,773
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-BKWD, Cl E
2.684%, VAR ICE LIBOR USD 1 Month + 2.600%, 09/15/2029 (A)	1,730	1,702
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl FFL
2.641%, VAR ICE LIBOR USD 1 Month + 2.500%, 01/16/2037 (A)	22	22
Legacy Mortgage Asset Trust, Ser 2021-GS1, Cl A2
3.844%, 10/25/2066 (A)	660	666
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
1.760%, 06/26/2036 (A)	264	246
Multifamily Connecticut Avenue Securities Trust, Ser 2019-01, Cl M10
3.336%, VAR ICE LIBOR USD 1 Month + 3.250%, 10/15/2049 (A)	530	535
Multifamily Connecticut Avenue Securities Trust, Ser 2020-01, Cl M10
3.836%, VAR ICE LIBOR USD 1 Month + 3.750%, 03/25/2050 (A)	480	498
Natixis Commercial Mortgage Securities Trust, Ser 2019-TRUE, Cl A
3.511%, VAR ICE LIBOR USD 1 Month + 2.011%, 04/18/2024 (A)	870	860
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl F
5.336%, VAR ICE LIBOR USD 1 Month + 5.250%, 05/25/2055 (A)	330	331
Nomura Asset Acceptance Alternative Loan Trust, Ser 2003-A1, Cl M
6.630%, 05/25/2033 (E)	683	503
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
1.380%, VAR ICE LIBOR USD 1 Month + 0.430%, 03/26/2036 (A)	410	415
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
2.787%, VAR ICE LIBOR USD 1 Month + 2.700%, 10/27/2022 (A)	325	327
Radnor, Ser 2020-1, Cl M1C
1.900%, VAR ICE LIBOR USD 1 Month + 1.750%, 01/25/2030 (A)	1,830	1,822

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
RALI Series Trust, Ser 2006-QO2, Cl A2
0.626%, VAR ICE LIBOR USD 1 Month + 0.540%, 02/25/2046	$1,355	$401
RALI Series Trust, Ser 2007-QO2, Cl A1
0.300%, VAR ICE LIBOR USD 1 Month + 0.150%, 02/25/2047	891	444
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl M
4.750%, 05/25/2057 (E)	1,720	1,797
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl M
4.750%, 08/25/2057 (A)(E)	1,125	1,182
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl M
4.500%, 02/25/2059 (A)(E)	1,720	1,823
Seasoned Credit Risk Transfer Trust, Ser 2020-1, Cl M
4.250%, 08/25/2059 (A)(E)	2,230	2,342
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl M
4.250%, 11/25/2059 (A)(E)	830	869
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl M
4.250%, 05/25/2060 (A)(E)	640	668
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036 (A)(E)	885	840
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl E
3.413%, VAR ICE LIBOR USD 1 Month + 3.330%, 11/11/2034 (A)	1,742	1,732
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl F
4.186%, VAR ICE LIBOR USD 1 Month + 4.102%, 11/11/2034 (A)	583	568
Towd Point Mortgage Trust, Ser 2019-4, Cl B1B
3.500%, 10/25/2059 (A)(E)	640	652
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR16, Cl 2A2
2.448%, 12/25/2036 (E)	716	684
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR5, Cl 2A1
4.006%, 04/25/2036 (E)	570	567

		45,076

Total Mortgage-Backed Securities (Cost $58,727) ($ Thousands)		59,307

SEI Institutional Managed Trust / Annual Report / September 30, 2021	279

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 3.8%

Automotive — 0.1%
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl C
3.150%, 03/20/2026 (A)	$820	$851

Mortgage Related Securities — 0.3%
ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
1.016%, VAR ICE LIBOR USD 1 Month + 0.930%, 11/25/2034	494	494
Asset Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
0.290%, VAR ICE LIBOR USD 1 Month + 0.140%, 12/25/2036	1,280	1,257
Option One Mortgage Loan Trust, Ser 2005-3, Cl M4
1.080%, VAR ICE LIBOR USD 1 Month + 0.930%, 08/25/2035	970	934

		2,685

Non-Agency Mortgage-Backed Obligations — 0.2%
Credit Suisse European Mortgage Capital, Ser 2019-1OTF, Cl A
3.029%, VAR ICE LIBOR USD 3 Month + 2.900%, 08/09/2024 (A)	965	933
Impac CMB Trust, Ser 2005-4, Cl 1M1
0.731%, VAR ICE LIBOR USD 1 Month + 0.430%, 05/25/2035	921	912
Soho Trust, Ser 2021-SOHO, Cl D
2.787%, 08/10/2038 (A)(E)	440	395

		2,240

Other Asset-Backed Securities — 3.2%
Apidos CLO XXII, Ser 2020-22A, Cl DR
7.022%, VAR ICE LIBOR USD 3 Month + 6.750%, 04/20/2031 (A)	1,380	1,377
Assurant CLO, Ser 2019-5A, Cl E
7.466%, VAR ICE LIBOR USD 3 Month + 7.340%, 01/15/2033 (A)	250	249
Avery Point VI CLO, Ser 2018-6A, Cl DR
3.199%, VAR ICE LIBOR USD 3 Month + 2.950%, 08/05/2027 (A)	610	609
Bain Capital Credit CLO, Ser 2021-1A, Cl D
3.095%, VAR ICE LIBOR USD 3 Month + 2.910%, 04/18/2034 (A)	450	445
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl CRRR
3.734%, VAR ICE LIBOR USD 3 Month + 3.600%, 01/20/2032 (A)	340	341

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
BlueMountain CLO XXIX, Ser 2021-29A, Cl ER
0.265%, 07/25/2034 (A)(E)	$890	$880
BlueMountain CLO, Ser 2018-2A, Cl AR2
1.303%, VAR ICE LIBOR USD 3 Month + 1.050%, 11/20/2028 (A)	234	234
BlueMountain CLO, Ser 2018-2A, Cl ER
5.334%, VAR ICE LIBOR USD 3 Month + 5.200%, 07/18/2027 (A)	1,000	983
Bristol Park CLO, Ser 2020-1A, Cl ER
7.126%, VAR ICE LIBOR USD 3 Month + 7.000%, 04/15/2029 (A)	500	500
Canyon Capital CLO, Ser 2021-1A, Cl E
6.536%, VAR ICE LIBOR USD 3 Month + 6.410%, 04/15/2034 (A)	280	279
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A1
1.244%, VAR ICE LIBOR USD 3 Month + 1.050%, 05/15/2031 (A)	1,045	1,046
Cathedral Lake VI, Ser 2021-6A, Cl E
7.329%, VAR ICE LIBOR USD 3 Month + 7.210%, 04/25/2034 (A)	300	292
Cathedral Lake VII, Ser 2021-7RA, Cl D
4.406%, VAR ICE LIBOR USD 3 Month + 4.280%, 01/15/2032 (A)	700	703
Catskill Park CLO, Ser 2017-1A, Cl D
6.218%, VAR ICE LIBOR USD 3 Month + 6.000%, 04/20/2029 (A)	900	898
CIFC Funding, Ser 2017-3A, Cl C
3.784%, VAR ICE LIBOR USD 3 Month + 3.650%, 07/20/2030 (A)	690	686
CIFC Funding, Ser 2021-4A, Cl D
2.994%, VAR ICE LIBOR USD 3 Month + 2.900%, 07/15/2033 (A)	490	489
Copper River CLO, Ser 2006-1A
0.000%, 01/20/2021 (A)(I)	3,000	1
Countrywide Asset-Backed Certificates, Ser 2006-12, Cl 1A
0.346%, VAR ICE LIBOR USD 1 Month + 0.260%, 12/25/2036	1,173	1,169
Cumberland Park CLO, Ser 2018-2A, Cl DR
2.834%, VAR ICE LIBOR USD 3 Month + 2.700%, 07/20/2028 (A)	500	502
Cumberland Park CLO, Ser 2018-2A, Cl ER
5.784%, VAR ICE LIBOR USD 3 Month + 5.650%, 07/20/2028 (A)	600	602
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (A)	451	478
Dryden LXXV CLO, Ser 2021-75A, Cl ER2
6.726%, VAR ICE LIBOR USD 3 Month + 6.600%, 04/15/2034 (A)	770	768

280	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Dryden XLIII Senior Loan Fund, Ser 2021-43A, Cl ER3
6.534%, VAR ICE LIBOR USD 3 Month + 6.400%, 04/20/2034 (A)	$330	$329
Educational Funding, Ser 2006-1A, Cl A
3 0.475%, VAR ICE LIBOR USD 3 Month + 0.350%, 04/25/2033 (A)	430	360
Fortress Credit BSL XII, Ser 2021-4A, Cl E
7.266%, VAR ICE LIBOR USD 3 Month + 7.130%, 10/15/2034 (A)	250	244
Goldentree Loan Management US CLO VI, Ser 2019-6A, Cl E
5.354%, VAR ICE LIBOR USD 3 Month + 5.220%, 01/20/2033 (A)	250	245
Golub Capital Partners CLO LIII, Ser 2021-53A, Cl E
6.830%, VAR ICE LIBOR USD 3 Month + 6.700%, 07/20/2034 (A)	410	409
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048 (A)	170	168
Halsey Point CLO I, Ser 2019-1A, Cl F
8.472%, VAR ICE LIBOR USD 3 Month + 8.200%, 01/20/2033 (A)	290	274
Hardee’s Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (A)	160	160
HGI CRE CLO, Ser 2021-FL1, Cl C
1.785%, VAR ICE LIBOR USD 1 Month + 1.700%, 06/16/2036 (A)	330	330
Hildene Community Funding CDO, Ser 2020-1A, Cl AR
3.250%, 11/01/2035 (A)	250	247
LCM XXII, Ser 2018-22A, Cl DR
5.772%, VAR ICE LIBOR USD 3 Month + 5.500%, 10/20/2028 (A)	350	335
Legacy Mortgage Asset Trust, Ser 2019-GS1, Cl A1
4.000%, 01/25/2059 (A)	387	387
Marathon CLO II, Ser 2005-2A
0.000%, 12/20/2019 (A)(F)(I)	750	–
Marathon CLO, Ser 2019-2A, Cl BA
3.572%, VAR ICE LIBOR USD 3 Month + 3.300%, 01/20/2033 (A)	330	330
Neuberger Berman Loan Advisers CLO, Ser 2021-44A, Cl E
6.080%, VAR ICE LIBOR USD 3 Month + 6.000%, 10/16/2034 (A)	490	489
Oaktree CLO, Ser 2019-1A, Cl D
4.016%, VAR ICE LIBOR USD 3 Month + 3.800%, 04/22/2030 (A)	250	244
Ocean Trails CLO IX, Ser 2020-9A, Cl A1
1.996%, VAR ICE LIBOR USD 3 Month + 1.870%, 10/15/2029 (A)	270	270

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ocean Trails CLO IX, Ser 2020-9A, Cl A2
2.396%, VAR ICE LIBOR USD 3 Month + 2.270%, 10/15/2029 (A)	$310	$310
Ocean Trails CLO VI, Ser 2021-6A, Cl DRR
3.726%, VAR ICE LIBOR USD 3 Month + 3.600%, 07/15/2028 (A)	340	340
OHA Loan Funding, Ser 2019-1A, Cl DR2
4.125%, VAR ICE LIBOR USD 3 Month + 4.000%, 11/15/2032 (A)	250	251
OZLM VII, Ser 2018-7RA, Cl CR
3.218%, VAR ICE LIBOR USD 3 Month + 3.000%, 07/17/2029 (A)	650	640
OZLM XI, Ser 2017-11A, Cl BR
2.568%, VAR ICE LIBOR USD 3 Month + 2.300%, 10/30/2030 (A)	600	600
Parallel, Ser 2020-1A, Cl CR
2.134%, VAR ICE LIBOR USD 3 Month + 2.000%, 07/20/2029 (A)	750	741
Peace Park CLO, Ser 2021-1A, Cl E
6.138%, VAR ICE LIBOR USD 3 Month + 6.000%, 10/20/2034 (A)	400	399
Popular ABS Mortgage Pass-Through Trust, Ser 2005-6, Cl A4
3.452%, 01/25/2036	164	164
RR, Ser 2021-18A, Cl D
6.334%, VAR ICE LIBOR USD 3 Month + 6.250%, 10/15/2034 (A)	750	750
Sculptor CLO XXVI, Ser 2021-26A, Cl E
0.133%, 07/20/2034 (A)(E)	450	449
SMB Private Education Loan Trust, Ser 2021-A, Cl D
1 3.860%, 01/15/2053 (A)	690	689
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL4, Cl M1
0.656%, VAR ICE LIBOR USD 1 Month + 0.570%, 10/25/2036 (A)	1,705	1,695
Sunnova Helios II, Ser 2019-AA, Cl C
5.320%, 06/20/2046 (A)	500	524
Sunrun Atlas Issuer, Ser 2019-2, Cl A
3.610%, 02/01/2055 (A)	411	436
Symphony CLO XIX, Ser 2018-19A, Cl E
5.326%, VAR ICE LIBOR USD 3 Month + 5.200%, 04/16/2031 (A)	250	240
Venture XXXI CLO, Ser 2018-31A, Cl A1
1.248%, VAR ICE LIBOR USD 3 Month + 1.030%, 04/20/2031 (A)	680	680
Voya CLO, Ser 2018-3A, Cl A1A
1.425%, VAR ICE LIBOR USD 3 Month + 1.150%, 10/15/2031 (A)	750	751
Voya CLO, Ser 2021-3A, Cl DR
7.084%, VAR ICE LIBOR USD 3 Month + 6.950%, 04/20/2034 (A)	260	259

SEI Institutional Managed Trust / Annual Report / September 30, 2021	281

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
0.258%, VAR ICE LIBOR USD 1 Month + 0.140%, 07/25/2037 (A)	$270	$258
Whitehorse XII, Ser 2018-12A, Cl D
3.887%, VAR ICE LIBOR USD 3 Month + 3.650%, 10/15/2031 (A)	250	243
Z Capital Credit Partners CLO, Ser 2021-1A, Cl D
4.350%, VAR ICE LIBOR USD 3 Month + 4.200%, 07/15/2033 (A)	450	436
Zais CLO XIV, Ser 2020-16A, Cl D1
5.614%, VAR ICE LIBOR USD 3 Month + 5.480%, 10/20/2031 (A)	250	251

		29,458

Total Asset-Backed Securities (Cost $39,050) ($ Thousands)		35,234

CONVERTIBLE BONDS — 0.5%
Alarm.com CV to 6.7939
0.000%, 01/15/2026 (A)(D)	57	51
Alteryx CV to 5.2809
0.500%, 08/01/2024	100	95
1.000%, 08/01/2026	90	83
Cheesecake Factory CV to 12.755
0.375%, 06/15/2026	378	360
DISH Network CV to 15.343
3.375%, 08/15/2026	610	634
DraftKings CV to 10.543
1.660%, 03/15/2028 (A)(D)	450	396
Gannett CV to 200
6.000%, 12/01/2027 (F)	240	325
Granite Point Mortgage Trust CV to 51.994
5.625%, 12/01/2022 (A)	580	574
Halozyme Therapeutics CV to 12.958
0.250%, 03/01/2027 (A)	190	172
Innovate Capital Pte CV to 209.9661
6.000%, 12/11/2024	73	19
Liberty Latin America CV to 48.432
2.000%, 07/15/2024	140	142
NIO CV to 10.7458
0.500%, 02/01/2027 (A)	1,350	1,099
Spirit Airlines CV to 20.3791
1.000%, 05/15/2026	560	525
Splunk CV to 3.9164
1.125%, 06/15/2027	40	39

Total Convertible Bonds (Cost $4,512) ($ Thousands)		4,514

Description	Shares	Market Value ($Thousands)

PREFERRED STOCK — 0.5%

Energy — 0.4%
MPLX, 8.462% *(C)(F)(J)(K)	70,655	$2,332
Targa Resources, 9.500% *(C)	1,570	1,689

		4,021

Financials — 0.1%

B Riley Financial, 5.500%	15,750	401

Total Preferred Stock (Cost $4,339) ($ Thousands)		4,422

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bond
2.250%, 05/15/2041	$40	41
U.S. Treasury Notes
1.625%, 05/15/2031	160	162
0.125%, 07/31/2023	910	908

Total U.S. Treasury Obligations (Cost $1,110) ($ Thousands)		1,111

MUNICIPAL BOND — 0.0%

Illinois — 0.0%
Illinois State, Build America Bonds, GO
7.350%, 07/01/2035	225	286

Total Municipal Bond

(Cost $249) ($ Thousands)		286

	Number of Warrants

WARRANTS — 0.0%
Noble Corp, Expires 02/05/2028 Strike Price $0.01	5,574	68

Total Warrants (Cost $13) ($ Thousands)		68

Total Investments in Securities — 95.0% (Cost $822,166) ($ Thousands)		$885,158

	Contracts

PURCHASED OPTIONS* — 0.1%
Total Purchased Options (L) (Cost $661) ($ Thousands)	13,452,214	$564

282	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Contracts	Market Value ($ Thousands)
WRITTEN OPTIONS* — (0.1)%
Total Written Options (L) (Premiums Received $2,644) ($ Thousands)	(6,757,604)	$(559)

A list of the open exchange traded options contracts held by the Fund at September 30, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.1%

Put Options
November 2021, S&P 500 E-mini 3rd Week Option*	52	$123	$4,000.00	11/20/2021	$138
October 2021, S&P 500 E-mini 3rd Week Option*	32	80	3,950.00	10/16/2021	16
October 2021, S&P 500 E-mini 3rd Week Option*	21	51	4,000.00	10/16/2021	14
October 2021, S&P 500 E-mini 3rd Week Option*	28	48	3,900.00	10/16/2021	11
December 2021, S&P 500 E-mini Option*	48	159	4,100.00	12/18/2021	236
December 2021, S&P 500 E-mini Option*	21	69	4,000.00	12/18/2021	82
USD Put/AUD Call*	790,000	8	0.73	11/20/2021	6
USD Put/CAD Call*	1,540,000	13	1.27	11/20/2021	18
USD Put/CAD Call*	2,040,000	17	1.26	11/20/2021	17
USD Put/NOK Call*	2,980,000	36	8.60	10/16/2021	5
USD Put/NZD Call*	1,940,000	21	0.70	11/20/2021	14
USD Put/NZD Call*	1,200,000	20	0.71	11/20/2021	4

		645			561

Call Options
October 2021, U.S. Long Bond Future Option*	12	9	162.50	10/16/2021	1
USD Call/JPY Put*	2,962,000	7	115.20	11/20/2021	2

		16			3

Total Purchased Options		$661			$564

WRITTEN OPTIONS — (0.1)%

Put Options
November 2021, Eurodollar Mid-Curve Option*	(68)	$(18)	99.00	11/20/21	$(32)
October 2021, S&P 500 E-mini 3rd Week Option*	(21)	(17)	3,500.00	10/16/21	(2)
October 2021, S&P 500 E-mini 3rd Week Option*	(32)	(46)	3,700.00	10/16/21	(6)
November 2021, S&P 500 E-mini 3rd Week Option*	(25)	(28)	3,600.00	11/20/21	(21)
November 2021, S&P 500 E-mini 3rd Week Option*	(27)	(27)	3,700.00	11/20/21	(30)
December 2021, S&P 500 E-mini Option*	(21)	(35)	3,700.00	12/18/21	(42)
December 2021, S&P 500 E-mini Option*	(48)	(92)	3,800.00	12/18/21	(118)
USD Put NOK Call*	(3,667,000)	(26)	8.36	12/18/21	(15)
USD Put RUB Call*	(1,890,000)	(10)	71.39	11/20/21	(7)
USD Put/NZD Call*	(1,200,000)	(7)	0.73	11/20/21	(1)

		(306)			(274)

Call Options
November 2021, Eurodollar Mid-Curve Option*	(68)	(14)	99.00	11/20/21	(7)
SPX US Index Option*	(147)	(1,183)	4,450.00	10/16/21	(122)
SPX US Index Option*	(147)	(1,141)	4,440.00	10/16/21	(156)

		(2,338)			(285)

Total Written Options		$(2,644)			$(559)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	283

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

† Represents Cost

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	386	Dec-2023	$95,401	$95,395	$(5)
Australian 10-Year Bond	21	Dec-2021	2,233	2,146	(40)
Euro-Bobl	5Dec-2021		804	782	(5)
S&P 500 Index E-MINI	137	Dec-2021	30,606	29,440	(1,166)
U.S. 2-Year Treasury Note	567	Jan-2022	124,850	124,771	(79)
U.S. 5-Year Treasury Note	51	Jan-2022	6,260	6,260	–
U.S. 10-Year Treasury Note	174	Dec-2021	22,999	22,900	(99)
U.S. Long Treasury Bond	107	Dec-2021	17,423	17,036	(387)
U.S. Ultra Long Treasury Bond	199	Dec-2021	39,317	38,021	(1,296)

			339,893	336,751	(3,077)

Short Contracts
90-Day Euro$	(32)	Dec-2021	$(7,981)	$(7,986)	$(5)
Euro-Bund	(39)	Dec-2021	(7,955)	(7,676)	145
U.S. 5-Year Treasury Note	(208)	Jan-2022	(25,674)	(25,530)	144
U.S. 10-Year Treasury Note	(195)	Dec-2021	(26,056)	(25,664)	392
Ultra 10-Year U.S. Treasury Note	(43)	Dec-2021	(6,352)	(6,246)	106

			(74,018)	(73,102)	782

			$265,875	$263,649	$(2,295)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/19/21	CAD	720	USD	571	$3
BNP Paribas	10/19/21	USD	730	CAD	930	5
BNP Paribas	10/19/21	USD	853	EUR	720	(18)
BNP Paribas	10/19/21	EUR	1,033	USD	1,228	29
BNP Paribas	10/19/21	NOK	54,069	USD	6,166	(28)
BNP Paribas	01/18/22	USD	6,162	NOK	54,069	28
Citigroup	10/19/21	GBP	535	USD	742	20
Citigroup	10/19/21 - 01/18/22	USD	1,378	MXN	28,333	(14)
Citigroup	10/19/21	USD	2,057	CAD	2,584	(18)
Citigroup	10/19/21	MXN	18,217	USD	887	3
Citigroup	11/23/21	NZD	1,048	USD	716	(6)
Citigroup	12/15/21	EUR	220	USD	261	6
Credit Suisse First Boston	10/27/21	GBP	543	USD	757	25
Goldman Sachs	10/19/21	GBP	345	USD	478	12
Goldman Sachs	10/19/21	USD	719	MXN	14,840	1
Goldman Sachs	10/19/21	USD	977	MXN	19,960	(8)
Goldman Sachs	10/19/21	USD	721	CAD	920	5
Goldman Sachs	10/19/21	USD	1,224	CAD	1,520	(25)
Goldman Sachs	10/19/21	MXN	9,900	USD	491	10
JPMorgan Chase Bank	10/19/21	JPY	3	USD	—	—
JPMorgan Chase Bank	10/19/21	USD	3,793	AUD	5,057	(140)
JPMorgan Chase Bank	10/19/21	IDR	108,900,950	USD	7,379	(221)
JPMorgan Chase Bank	01/13/22	SAR	14,390	USD	3,835	—
Morgan Stanley	10/19/21	NOK	12,616	USD	1,470	25
Morgan Stanley	10/12/21	NOK	9,936	USD	1,132	(6)

284	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	10/19/21	USD	99	RUB	7,400	$3
Morgan Stanley	10/19/21	USD	615	AUD	840	(8)
Morgan Stanley	10/19/21-01/18/22	USD	1,483	CAD	1,880	1
Morgan Stanley	10/19/21	USD	550	CAD	690	(5)
Morgan Stanley	10/19/21	MXN	2,509	USD	124	3
Morgan Stanley	10/19/21-11/24/21	EUR	4,149	USD	4,923	113
Morgan Stanley	10/19/21	BRL	6,676	USD	1,270	48
Morgan Stanley	10/19/21	USD	1,226	NOK	10,845	17
Morgan Stanley	10/19/21-01/18/22	USD	7,122	NOK	62,130	(5)
Morgan Stanley	10/19/21	RUB	219,216	USD	2,888	(118)
Morgan Stanley	11/23/21-01/18/22	USD	1,283	NZD	1,870	5
Morgan Stanley	01/18/22	USD	848	NZD	1,230	—
Morgan Stanley	12/15/21	JPY	20,737	USD	188	2
Morgan Stanley	01/18/22	USD	721	JPY	80,570	2
State Street	11/24/21	EUR	284	USD	333	3
UBS	11/24/21	EUR	22,562	USD	26,701	528

						$277

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-DAIGR	Sell	1.00%	Quarterly	12/20/2024	(1,290)	$27	$9	$18
CDS-DAIGR	Buy	1.00%	Quarterly	12/20/2024	1,290	(30)	(18)	(12)
CDS-DIS	Buy	1.00%	Quarterly	06/20/2026	660	(20)	(18)	(2)
CDS-F	Sell	5.00%	Quarterly	06/20/2026	(1,450)	204	199	5
CDS-GM	Buy	5.00%	Quarterly	06/20/2026	1,450	(267)	(267)	0
CDS-VIAC	Buy	1.00%	Quarterly	06/20/2026	660	(11)	(10)	(1)
CDX.NA.HY .3712	Buy	5.00%	Quarterly	12/20/2026	3,853	(359)	(369)	10
CDX.NA.HY.30	Sell	5.00%	Quarterly	06/20/2023	(15,916)	868	418	450
CDX.NA.HY.34	Sell	5.00%	Quarterly	06/25/2025	(6,092)	531	(175)	706
CDX.NA.IG.34	Sell	1.00%	Quarterly	06/20/2023	(7,300)	95	62	33
CDX.NA.IG.34-V1	Sell	1.00%	Quarterly	06/20/2025	(26,200)	516	294	222
ICE CD Boeing Company	Sell	1.00%	Quarterly	06/20/2024	(525)	3	7	(4)
ICE CD CDXIG	Sell	1.00%	Quarterly	12/20/2024	(2,375)	45	40	5
ICE CD Chile	Sell	1.00%	Quarterly	06/20/2024	(410)	6	7	(1)
ICE CD Columbia	Sell	1.00%	Quarterly	06/20/2024	(1,840)	(3)	7	(10)
ICE CD General Electric Company	Sell	1.00%	Quarterly	06/20/2026	(1,175)	16	18	(2)
ICE CD Kingdom of Saudi Arabia	Sell	1.00%	Quarterly	06/20/2024	(5,490)	109	30	79
ICE CD Mexico	Sell	1.00%	Quarterly	12/20/2026	(1,160)	(1)	5	(6)
ICE CD Peru	Sell	1.00%	Quarterly	12/20/2024	(980)	11	14	(3)
ICE CD Philippines	Sell	1.00%	Quarterly	12/20/2023	(740)	13	1	12
ICE CD Qatar	Sell	1.00%	Quarterly	06/20/2024	(400)	9	5	4
ICE CD Qatar	Sell	1.00%	Quarterly	12/20/2024	(860)	21	13	8
ICE CD Transocean	Buy	1.00%	Quarterly	12/20/2022	235	28	23	5

						$1,811	$295	$1,516

SEI Institutional Managed Trust / Annual Report / September 30, 2021	285

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Continued)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
PLN @ 0.25%	WIBR3M	Quarterly	12/16/2021	PLN	22,350	$–	$–	$—
USD-SOFRRATE	GOLDMAN SACHS BANK USA INC (PA	Annually	08/19/2045	USD	910	156	–	156
CMENA IR SWAP (SOFRRATE)	CITIGROUP GLOBAL MARKETS (PAS)	Annually	07/20/2045	USD	7,020	1,459	17	1,442
.50	EUR006M	Semi-Annually	12/15/2041	EUR	470	6	(16)	22
.75	SONIO	Annually	12/15/2031	GBP	560	16	(9)	25
0.0%	EUR006M	Semi-Annually	12/15/2031	EUR	6,510	177	14	163
0.00	EUR006M	Semi-Annually	12/15/2028	EUR	4,410	18	(59)	77
BZDIOVRA	9.90	Monthly	01/04/2027	BRL	2,700	(12)	(1)	(11)
BZDIOVRA	8.49%	Monthly	01/04/2027	BRL	5,425	102	(9)	111
WIBR6M	1.70	Semi-Annually	12/15/2026	PLN	1,450	5	–	5
.25	EUR006M	Semi-Annually	12/15/2026	EUR	3,130	24	(7)	31
28 DAY MXN-TIIE	6.70	Monthly	12/09/2026	MXN	39,790	41	–	41
INDEX: CNY-CNREPOFIX Q	CNY @ 2.75%	Quarterly	09/15/2026	CNY	11,830	22	12	10
WIBR6M	.75	Annually	12/16/2025	PLN	4,500	(47)	(1)	(46)
BZDIOVRA	6.32%	Monthly	01/02/2025	BRL	8,411	179	16	163
.25	EUR006M	Semi-Annually	12/15/2024	EUR	5,020	1	(28)	29
7.2%	28-DAY MXN—TIIE	Monthly	07/17/2024	MXN	365,383	240	–	240
1.50	KWCDC	Quarterly	03/16/2024	KRW	9,768,610	38	22	16
BZDIOVRA	9.20000	Monthly	01/20/2024	BRL	2,100	(5)	–	(5)
4.93%	BZDIOVRA	Monthly	01/02/2024	BRL	3,450	(66)	1	(67)
1.50	KWCDC	Semi-Annually	12/15/2023	KRW	3,812,110	12	1	11
EUR006M	.50	Annually	12/15/2023	EUR	3,160	(6)	(3)	(3)
28 DAY MXN-TIIE	6.20	Monthly	12/13/2023	MXN	61,940	25	(1)	26
CNY-CNREPOFIX	2.50%	Quarterly	09/15/2023	CNY	112,935	59	41	18
1.25%	KWCDC	Quarterly	09/15/2023	KRW	5,865,140	27	9	18
BZDIOVRA 1M	BRL @ 7.2%	Monthly	01/02/2023	BRL	12,410	(52)	1	(53)
BZDIOVRA	5.80%	Monthly	01/02/2023	BRL	11,150	81	8	73
4.23%	BZDIOVRA	Monthly	01/02/2023	BRL	4,470	(48)	(1)	(47)
3.39%	BZDIOVRA	Monthly	01/03/2022	BRL	14,750	(25)	–	(25)
4.12%	BZDIOVRA	Monthly	01/03/2022	BRL	6,150	(9)	7	(16)
1.6%	USD - LIBOR - BBA	Quarterly	02/15/2047	USD	807	44	5	39
.25	EUR006M	Semi-Annually	12/15/2051	EUR	380	33	12	21

						$2,495	$31	$2,464

A list of open OTC swap agreements held by the Fund at September 30, 2021 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Depreciation (Thousands)
Citibank	0.07024%	1-DAY BRL -CETIP	Annually	01/04/2027	BRL	3,600	$(41)	$–	$(41)
Citibank	0.07024%	1-DAY BRL - CETIP	Annually	01/04/2027	BRL	4,300	(50)	2	(52)
Citibank	0.07024%	1-DAY BRL - CETIP	Annually	01/04/2027	BRL	4,628	(55)	2	(57)
JPMorgan Chase	6.87%	1-DAY BRL - CETIP	Annually	01/04/2027	BRL	15,030	(197)	–	(197)
JPMorgan Chase	0.07044%	1-DAY BRL -CETIP	Annually	01/04/2027	BRL	3,000	(35)	–	(35)

							$(378)	$4	$(382)

286	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)

Morgan Stanley	CDS-NFLX	Sell	5.00%	Quarterly	06/20/2026	$(440)	$87	$89	$(2)

Morgan Stanley	CDS-NFLX	Sell	5.00%	Quarterly	06/20/2026	(880)	175	178	(3)

							$262	$267	$(5)

Percentages are based on Net Assets of $931,961 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $359,185 ($ Thousands), representing 38.5% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Perpetual security with no stated maturity date.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(F)	Level 3 security in accordance with fair value hierarchy.

(G)	Unsettled bank loan. Interest rate may not be available.

(H)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(I)	No rate available.

(J)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $2,332 ($ Thousands) and represented 0.3% of the Net Assets of the Fund.

(K)	Refer to table below for details on Options Contracts.

(L)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $520 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

ABS — Asset-Backed Security

AUD — Australian Dollar

BRL — Brazilian Real

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNY — Chinese Yuan Onshore

CV — Conversion Ratio

DAC — Designated Activity Company

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

H15T7Y — Harmonised index of consumer prices

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

IO — Interest Only — face amount represents notional amount.

KRW — Korean Won

JPY — Japanese Yen

JSC — Joint-Stock Company

LIBOR— London Interbank offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over The Counter

PIK — Payment-in-Kind

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

PLN — Polish Zloty

Pty — Proprietary

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

S&P— Standard & Poor’s

SAR— Saudi Riyal

Ser — Series

TIIE — Interbank Equilibrium Interest Rate

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)(1)	($)

Corporate Obligations	–	439,078	522	439,600

Loan Participations	–	131,973	760	132,733

Sovereign Debt	–	112,306	–	112,306

Common Stock	95,520	–	57	95,577

Mortgage-Backed Securities	–	59,307	–	59,307

Asset-Backed Securities	–	35,234	–	35,234

Convertible Bonds	–	4,514	–	4,514

Preferred Stock	2,090	–	2,332	4,422

U.S. Treasury Obligations	–	1,111	–	1,111

Municipal Bond	–	286	–	286

Warrants	–	68	–	68

Total Investments in Securities	97,610	783,877	3,671	885,158

SEI Institutional Managed Trust / Annual Report / September 30, 2021	287

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Income Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
	($)	($)	($)	($)
Purchased Options	564	–	–	564

Written Options	(559)	–	–	(559)

Futures Contracts

Unrealized Appreciation	787	–	–	787

Unrealized Depreciation	(3,082)	–	–	(3,082)

Forwards Contracts

Unrealized Appreciation	–	897	–	897

Unrealized Depreciation	–	(620)	–	(620)

OTC Swaps

Credit Default Swaps

Unrealized Depreciation	–	(5)	–	(5)

Interest Rate Swaps

Unrealized Depreciation	–	(382)	–	(382)

Centrally Cleared Swaps

Credit Default Swaps

Unrealized Appreciation	–	1,557	–	1,557

Unrealized Depreciation	–	(41)	–	(41)

Interest Rate Swaps

Unrealized Appreciation	–	2,737	–	2,737

Unrealized Depreciation	–	(273)	–	(273)

Total Other Financial Instruments	(2,290)	3,870	–	1,580

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments and disclosures of signiBcant unobservable inputs are presented when the Fund has a signiBcant amount of Level 3 investments at the beginning and/or end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2021, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – SigniBcant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0. The accompanying notes are an integral part of the Bnancial statements.

288	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 56.1%
U.S. Treasury Bills (A)(B)
0.048%, 10/28/2021	$17,750	$17,749
0.048%, 04/21/2022	400	400
0.041%, 10/07/2021	4,750	4,750
0.040%, 10/14/2021	19,750	19,750
0.040%, 10/21/2021	22,850	22,849
0.040%, 12/16/2021	700	700
U.S. Treasury Inflation Protected Securities
2.000%, 01/15/2026	4,692	5,471
0.625%, 04/15/2023 (J)	19,586	20,494
0.625%, 01/15/2024 (J)	37,560	40,073
0.625%, 01/15/2026 (J)	10,606	11,707
0.375%, 07/15/2023 (J)	29,826	31,422
0.375%, 07/15/2025 (J)	52,191	56,949
0.375%, 01/15/2027	40,858	45,107
0.250%, 01/15/2025	41,206	44,269
0.125%, 01/15/2023	21,725	22,460
0.125%, 07/15/2024	11,750	12,544
0.125%, 10/15/2024 (J)	46,058	49,271
0.125%, 10/15/2025 (J)	31,475	34,057
0.125%, 07/15/2026	14,179	15,467
0.125%, 01/15/2031	1,159	1,272
0.125%, 07/15/2031	1,904	2,096
U.S. Treasury Notes
0.335%, VAR US Treasury 3 Month Bill Money Market Yield + 0.300%, 10/31/2021 (A)	5,300	5,301
0.125%, 04/30/2023 (A)	400	399
0.084%, VAR US Treasury 3 Month Bill Money Market Yield + 0.049%, 01/31/2023 (A)	1,800	1,801

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.069%, VAR US Treasury 3 Month Bill Money Market Yield + 0.034%, 04/30/2023 (A)	$9,600	$9,602

Total U.S. Treasury Obligations (Cost $462,261) ($ Thousands)		475,960

	Shares

COMMON STOCK — 28.3%

Communication Services — 2.1%
Activision Blizzard Inc	4,547	352
Alphabet Inc, Cl A *	832	2,224
Alphabet Inc, Cl C *	742	1,978
AMC Entertainment Holdings, Cl A *	2,100	80
Anterix Inc *	229	14
AT&T Inc (I)	94,347	2,548
Bandwidth Inc, Cl A *	400	36
Cogent Communications Holdings Inc	800	57
CuriosityStream *	3,600	38
Electronic Arts Inc	1,876	267
Facebook Inc, Cl A *	6,522	2,214
Iridium Communications Inc *	1,321	53
Liberty Media Corp-Liberty Braves *	700	18
Liberty Media Corp-Liberty Formula One, Cl C *	1,100	57
Live Nation Entertainment Inc *	800	73
Lumen Technologies Inc	12,471	154
Madison Square Garden Entertainment Corp *	378	27
Madison Square Garden Sports Corp *	173	32
Match Group Inc *	647	102
Netflix Inc *	2,532	1,545
Pinterest Inc, Cl A *	1,721	88
Roku Inc, Cl A *	651	204
Shenandoah Telecommunications Co	500	16
Spotify Technology SA *	917	207
Take-Two Interactive Software Inc, Cl A *	900	139
T-Mobile US Inc *	7,035	899
Twitter Inc *	2,187	132
Verizon Communications Inc	53,514	2,890
Walt Disney Co/The	10,667	1,804
Zillow Group Inc, Cl C *	500	44
Zynga Inc, Cl A *	3,891	29

		18,321

Consumer Staples — 6.9%
22nd Century Group *	10,700	32
Albertsons Cos Inc, Cl A	2,900	90
Altria Group Inc (I)	47,331	2,154
Andersons Inc/The	1,700	52
Archer-Daniels-Midland Co	14,300	858
B&G Foods Inc, Cl A	1,029	31

SEI Institutional Managed Trust / Annual Report / September 30, 2021	289

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BellRing Brands, Cl A *	800	$25
Beyond Meat Inc *	1,400	147
BJ’s Wholesale Club Holdings Inc *	3,100	170
Boston Beer Co Inc/The, Cl A *	250	127
Brown-Forman Corp, Cl A	1,128	71
Brown-Forman Corp, Cl B	4,717	316
Bunge Ltd	3,536	288
Cal-Maine Foods Inc	1,150	42
Campbell Soup Co	5,896	246
Casey’s General Stores Inc	697	131
Celsius Holdings Inc *	1,500	135
Central Garden & Pet Co, Cl A *	1,700	73
Church & Dwight Co Inc	6,579	543
Clorox Co/The	3,514	582
Coca-Cola Co/The (I)	99,278	5,209
Coca-Cola Consolidated Inc	200	79
Colgate-Palmolive Co	21,423	1,619
Conagra Brands Inc	13,086	443
Constellation Brands Inc, Cl A	4,121	868
Costco Wholesale Corp (I)	11,258	5,059
Coty Inc, Cl A *	5,365	42
Darling Ingredients Inc *	3,636	261
Edgewell Personal Care Co	634	23
Energizer Holdings Inc	2,113	83
Estee Lauder Cos Inc/The, Cl A	5,843	1,752
Flowers Foods Inc	5,007	118
Freshpet Inc *	800	114
General Mills Inc	15,995	957
Grocery Outlet Holding Corp *	2,000	43
Hain Celestial Group Inc/The *	2,234	96
Herbalife Nutrition Ltd *	2,408	102
Hershey Co/The	3,894	659
Hormel Foods Corp	8,039	330
Hostess Brands Inc, Cl A *	3,770	65
Ingredion Inc	1,882	168
J & J Snack Foods Corp	227	35
J M Smucker Co/The	2,914	350
John B Sanfilippo & Son Inc	500	41
Kellogg Co	7,112	455
Keurig Dr Pepper Inc	16,246	555
Kimberly-Clark Corp	8,658	1,147
Kraft Heinz Co/The	16,318	601
Kroger Co/The	19,336	782
Lamb Weston Holdings Inc	4,105	252
Lancaster Colony Corp	550	93
McCormick & Co Inc/MD	6,746	547
Medifast Inc	354	68
Molson Coors Beverage Co, Cl B	4,474	208
Mondelez International Inc, Cl A	35,004	2,037
Monster Beverage Corp *	9,521	846
National Beverage Corp, Cl A	600	31
Nu Skin Enterprises Inc, Cl A	1,143	46

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PepsiCo Inc (I)	35,592	$5,353
Performance Food Group Co *	3,195	148
Philip Morris International Inc (I)	39,889	3,781
Pilgrim’s Pride Corp *	1,078	31
Post Holdings Inc *	1,772	195
PriceSmart Inc	600	47
Primo Water Corp (K)	4,125	65
Procter & Gamble Co/The (I)	60,914	8,516
Reynolds Consumer Products Inc	1,500	41
Sanderson Farms Inc	601	113
Seaboard Corp	7	29
Simply Good Foods Co/The *	1,900	66
Spectrum Brands Holdings Inc	1,066	102
Sprouts Farmers Market Inc *	3,028	70
Sysco Corp, Cl A	12,629	991
TreeHouse Foods Inc *	1,231	49
Tyson Foods Inc, Cl A (I)	7,958	628
United Natural Foods Inc *	1,600	77
US Foods Holding Corp *	6,256	217
USANA Health Sciences Inc *	500	46
Vector Group Ltd	1,429	18
Walgreens Boots Alliance Inc	17,215	810
Walmart Inc (I)	35,428	4,938
WD-40 Co	361	84

		58,712

Energy — 7.9%
Antero Midstream Corp	16,700	174
Antero Resources Corp *	15,447	290
APA Corp	21,448	460
Arch Resources Inc *	1,200	111
Archrock Inc	9,200	76
Baker Hughes Co, Cl A	41,210	1,019
Bonanza Creek Energy Inc	1,500	72
Brigham Minerals Inc, Cl A	3,983	76
Cactus Inc, Cl A	2,400	91
California Resources *	4,500	184
Callon Petroleum *	1,900	93
Centennial Resource Development Inc/ DE, Cl A *	9,000	60
ChampionX Corp *	11,938	267
Cheniere Energy Inc	12,732	1,244
Chesapeake Energy Corp	5,200	320
Chevron Corp (I)	109,009	11,059
Cimarex Energy Co	5,289	461
Clean Energy Fuels Corp *	7,200	59
CNX Resources Corp *	12,060	152
Comstock Resources *	8,100	84
ConocoPhillips (I)	75,402	5,110
Contango Oil & Gas *	11,500	53
Continental Resources Inc/OK, Cl A	4,193	194
Coterra Energy Inc	23,125	503
Delek US Holdings Inc	3,533	63

290	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Denbury *	2,700	$190
Devon Energy Corp	36,948	1,312
DHT Holdings Inc	3,000	20
Diamondback Energy Inc, Cl A	9,878	935
DMC Global Inc *	1,200	44
Dorian LPG Ltd	3,800	47
Dril-Quip Inc *	2,488	63
DT Midstream	5,216	241
Energy Fuels Inc/Canada *	7,500	53
EOG Resources Inc	32,098	2,577
EQT Corp *	15,698	321
Equitrans Midstream Corp	22,222	225
Extraction Oil & Gas Inc *	1,100	62
Exxon Mobil Corp (I)	236,669	13,921
Frank’s International *	13,200	39
Frontline Ltd	7,686	72
Gevo *	11,600	77
Golar LNG Ltd *	5,677	74
Green Plains Inc *	1,900	62
Halliburton Co	48,369	1,046
Helix Energy Solutions Group Inc *	6,312	24
Helmerich & Payne Inc	6,538	179
Hess Corp	14,820	1,158
HollyFrontier Corp	8,731	289
Kinder Morgan Inc	104,387	1,746
Kosmos Energy Ltd *	34,900	103
Laredo Petroleum *	600	49
Liberty Oilfield Services Inc, Cl A *	4,870	59
Magnolia Oil & Gas Corp, Cl A	7,409	132
Marathon Oil Corp	44,462	608
Marathon Petroleum Corp (I)	35,804	2,213
Matador Resources Co	6,900	262
Murphy Oil Corp	7,823	195
Nabors Industries Ltd *	500	48
New Fortress Energy Inc, Cl A	1,700	47
NexTier Oilfield Solutions Inc *	9,300	43
Nordic American Tankers Ltd	4,900	13
Northern Oil and Gas	2,400	51
NOV Inc *	23,123	303
Oasis Petroleum Inc	1,000	99
Occidental Petroleum Corp	46,009	1,361
Oceaneering International Inc, Cl A *	7,177	96
Oil States International Inc *	8,700	56
ONEOK Inc	24,654	1,430
Ovintiv Inc	14,370	472
Par Pacific Holdings Inc *	3,495	55
Patterson-UTI Energy Inc	11,759	106
PBF Energy Inc, Cl A *	5,520	72
PDC Energy Inc, Cl A	5,614	266
Peabody Energy Corp *	4,200	62
Phillips 66	24,174	1,693
Pioneer Natural Resources Co	11,972	1,993

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ProPetro Holding Corp *	8,494	$73
Range Resources Corp *	13,057	295
Renewable Energy Group Inc *	2,700	136
REX American Resources Corp *	307	25
Schlumberger NV, Cl A	77,098	2,285
Scorpio Tankers Inc	3,188	59
SFL Corp Ltd	5,683	48
SM Energy Co	6,400	169
Southwestern Energy Co *	39,622	219
Talos Energy Inc *	4,200	58
Targa Resources Corp	12,059	593
Tellurian *	17,300	68
Texas Pacific Land Corp	300	363
US Silica Holdings Inc *	4,400	35
Valero Energy Corp (I)	22,547	1,591
W&T Offshore Inc *	12,100	45
Whiting Petroleum Corp *	2,300	134
Williams Cos Inc/The	66,644	1,729
World Fuel Services Corp	3,440	116

		66,980

Health Care — 5.3%
10X Genomics Inc, Cl A *	522	76
Abbott Laboratories	13,802	1,630
AbbVie Inc	13,791	1,488
ABIOMED Inc *	324	105
Acadia Healthcare Co Inc, Cl A *	1,266	81
ACADIA Pharmaceuticals Inc *	1,000	17
Acceleron Pharma Inc *	500	86
Adaptive Biotechnologies Corp *	1,146	39
Agilent Technologies Inc	2,298	362
Agios Pharmaceuticals Inc *	800	37
Align Technology Inc *	601	400
Allscripts Healthcare Solutions Inc *	1,658	22
Alnylam Pharmaceuticals Inc *	1,173	222
Amedisys Inc *	200	30
AmerisourceBergen Corp, Cl A	933	111
Amgen Inc, Cl A (I)	4,880	1,038
Amicus Therapeutics Inc *	3,123	30
AMN Healthcare Services Inc *	600	69
Amphastar Pharmaceuticals Inc *	1,493	28
Anthem Inc	1,983	739
Applied Therapeutics *	2,400	40
Arena Pharmaceuticals Inc *	1,141	68
Arrowhead Pharmaceuticals Inc *	926	58
Atossa Therapeutics *	7,900	26
Avanos Medical Inc *	858	27
Avantor Inc *	4,106	168
Baxter International Inc (I)	4,357	350
Beam Therapeutics *	400	35
Becton Dickinson and Co	2,335	574
Biogen Inc *	1,192	337
Biohaven Pharmaceutical Holding Co Ltd *	500	69

SEI Institutional Managed Trust / Annual Report / September 30, 2021	291

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BioMarin Pharmaceutical Inc *	1,643	$127
Bio-Rad Laboratories Inc, Cl A *	102	76
Bio-Techne Corp	358	174
Bioxcel Therapeutics Inc *	1,100	33
Bluebird Bio Inc *	597	11
Blueprint Medicines Corp *	540	56
Boston Scientific Corp *	10,993	477
Bridgebio Pharma Inc *	1,050	49
Bristol-Myers Squibb Co	18,657	1,104
Brooklyn ImmunoTherapeutics *	2,700	25
Bruker Corp	1,124	88
Cardinal Health Inc	2,475	122
Cardiovascular Systems Inc *	256	8
CareDx Inc *	600	38
Cassava Sciences Inc *	600	37
Catalent Inc *	1,529	203
Centene Corp *	4,650	290
Cerner Corp	2,781	196
Change Healthcare Inc *	1,100	23
Charles River Laboratories International Inc *	453	187
Chemed Corp	150	70
ChemoCentryx Inc *	900	15
Cigna Corp	2,921	585
CONMED Corp	400	52
Cooper Cos Inc/The, Cl A	472	195
CorVel Corp *	300	56
Covetrus Inc *	1,935	35
CVS Health Corp	10,178	864
Danaher Corp, Cl A	5,137	1,564
DaVita Inc *	658	77
Denali Therapeutics Inc *	800	40
DENTSPLY SIRONA Inc	1,904	111
Dexcom Inc *	717	392
Editas Medicine Inc, Cl A *	800	33
Edwards Lifesciences Corp, Cl A *	6,341	718
Elanco Animal Health Inc *	4,300	137
Eli Lilly & Co	6,822	1,576
Emergent BioSolutions Inc *	700	35
Enanta Pharmaceuticals Inc *	1,100	63
Encompass Health Corp	978	73
Ensign Group Inc/The	379	28
Envista Holdings Corp *	1,700	71
Exact Sciences Corp *	1,139	109
Exelixis Inc *	2,304	49
Fate Therapeutics Inc *	800	47
FibroGen Inc *	1,486	15
Gilead Sciences Inc (I)	10,994	768
Global Blood Therapeutics Inc *	800	20
Globus Medical Inc, Cl A *	900	69
Guardant Health Inc *	534	67
Haemonetics Corp *	628	44

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Halozyme Therapeutics Inc *	1,268	$52
HCA Healthcare Inc	2,159	524
Health Catalyst Inc *	1,000	50
HealthEquity Inc *	600	39
HealthStream Inc *	1,500	43
Henry Schein Inc *	1,103	84
Hill-Rom Holdings Inc	563	84
Hologic Inc *	1,817	134
Humana Inc	1,056	411
iBio *	39,000	41
ICU Medical Inc *	224	52
IDEXX Laboratories Inc *	716	445
Illumina Inc *	1,153	468
Incyte Corp *	1,843	127
Insmed Inc *	855	24
Inspire Medical Systems Inc *	300	70
Insulet Corp *	510	145
Integer Holdings Corp *	500	45
Integra LifeSciences Holdings Corp *	728	50
Intellia Therapeutics Inc *	400	54
Intuitive Surgical Inc *	963	957
Invitae Corp *	648	18
Ionis Pharmaceuticals Inc *	1,376	46
Iovance Biotherapeutics Inc *	1,500	37
IQVIA Holdings Inc *	1,582	379
iRhythm Technologies Inc *	200	12
Ironwood Pharmaceuticals Inc, Cl A *	2,400	31
Johnson & Johnson (I)	20,969	3,386
Karuna Therapeutics Inc *	500	61
Kodiak Sciences Inc *	400	38
Laboratory Corp of America Holdings *	833	234
LHC Group Inc *	400	63
Ligand Pharmaceuticals Inc *	278	39
Masimo Corp *	492	133
McKesson Corp	1,239	247
Medpace Holdings Inc *	300	57
Merck & Co Inc	20,293	1,524
Merit Medical Systems Inc *	600	43
Mesa Laboratories Inc	102	31
Mettler-Toledo International Inc *	210	289
Mirati Therapeutics Inc *	366	65
Moderna Inc *	2,609	1,004
ModivCare Inc *	205	37
Molina Healthcare Inc *	438	119
Natera Inc *	641	71
Nektar Therapeutics, Cl A *	2,584	46
Neogen Corp, Cl B *	938	41
NeoGenomics Inc *	1,022	49
Neurocrine Biosciences Inc *	928	89
Nevro Corp *	200	23
NextGen Healthcare Inc *	3,016	43
Novavax Inc *	538	112

292	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Novocure Ltd *	900	$105
NuVasive Inc *	600	36
Oak Street Health Inc *	800	34
Omnicell Inc *	350	52
Organon & Co	2,239	73
Pacific Biosciences of California Inc *	1,400	36
Pacira BioSciences Inc *	800	45
Patterson Cos Inc	777	23
Penumbra Inc *	250	67
PerkinElmer Inc	1,122	194
Pfizer Inc	45,535	1,958
PPD Inc *	2,100	98
Premier Inc, Cl A	600	23
Provention Bio *	5,900	38
PTC Therapeutics *	800	30
QIAGEN NV *	2,804	145
Quest Diagnostics Inc	933	136
Quidel Corp *	200	28
Reata Pharmaceuticals Inc, Cl A *	300	30
Regeneron Pharmaceuticals Inc *	823	498
Repligen Corp *	588	170
ResMed Inc	1,114	294
Sage Therapeutics Inc *	897	40
Sarepta Therapeutics Inc *	609	56
Scholar Rock Holding Corp *	1,000	33
Seagen Inc *	952	162
Shockwave Medical Inc *	300	62
STAAR Surgical Co *	180	23
Stryker Corp	2,931	773
Supernus Pharmaceuticals Inc *	437	12
Syneos Health Inc, Cl A *	473	41
Tandem Diabetes Care Inc *	400	48
Teladoc Health Inc *	961	122
Teleflex Inc	392	148
Tenet Healthcare Corp *	1,100	73
TG Therapeutics Inc *	1,500	50
Thermo Fisher Scientific Inc	3,257	1,861
Turning Point Therapeutics Inc *	400	27
Twist Bioscience Corp *	400	43
Ultragenyx Pharmaceutical Inc *	476	43
United Therapeutics Corp *	461	85
UnitedHealth Group Inc (I)	7,410	2,895
Universal Health Services Inc, Cl B	498	69
Veeva Systems Inc, Cl A *	1,170	337
Vertex Pharmaceuticals Inc *	2,328	422
Viatris Inc, Cl W *	8,940	121
Vir Biotechnology *	800	35
Waters Corp *	501	179
West Pharmaceutical Services Inc	570	242
Xencor Inc *	1,609	53
Zimmer Biomet Holdings Inc	1,846	270

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	3,943	$766

		45,134

Information Technology — 1.9%
ACI Worldwide Inc *	592	18
Adobe Inc *	1,281	738
Amdocs Ltd	953	72
ANSYS Inc *	154	52
Aspen Technology Inc *	476	58
Autodesk Inc, Cl A *	463	132
Automatic Data Processing Inc	1,240	248
Avalara Inc *	300	52
Bill.com Holdings Inc *	200	53
Black Knight Inc *	400	29
Bottomline Technologies DE Inc *	717	28
Broadridge Financial Solutions Inc	400	67
Cadence Design Systems Inc *	982	149
Cass Information Systems Inc	800	33
CDK Global Inc	1,165	50
Citrix Systems Inc	300	32
Cloudflare Inc, Cl A *	600	68
Cognizant Technology Solutions Corp, Cl A	1,745	129
CommVault Systems Inc *	400	30
Coupa Software Inc *	200	44
Crowdstrike Holdings Inc, Cl A *	500	123
Datadog Inc, Cl A *	675	95
DocuSign Inc, Cl A *	500	129
EPAM Systems Inc *	102	58
Euronet Worldwide Inc *	127	16
Fastly Inc, Cl A *	600	24
Fidelity National Information Services Inc, Cl B	1,618	197
Fiserv Inc, Cl A *	1,600	174
Five9 Inc *	300	48
FleetCor Technologies Inc *	205	54
Fortinet Inc *	350	102
Gartner Inc *	300	91
Genpact Ltd	700	33
Global Payments Inc	962	152
Guidewire Software Inc, Cl Z *	500	59
HubSpot Inc *	100	68
International Business Machines Corp	2,750	382
Intuit Inc	773	417
Jack Henry & Associates Inc	351	58
Manhattan Associates Inc *	314	48
Mastercard Inc, Cl A	2,352	818
Microsoft Corp (I)	18,784	5,296
MicroStrategy Inc, Cl A *	5	3
MongoDB Inc, Cl A *	200	94
NortonLifeLock Inc	1,406	36
Nuance Communications Inc *	1,126	62
Okta Inc, Cl A *	300	71
Oracle Corp, Cl B	5,296	461

SEI Institutional Managed Trust / Annual Report / September 30, 2021	293

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PagerDuty Inc *	1,465	$61
Palantir Technologies, Cl A *	2,900	70
Palo Alto Networks Inc *	296	142
Paychex Inc	1,075	121
Paycom Software Inc *	51	25
PayPal Holdings Inc *	2,977	775
Pegasystems Inc	70	9
PTC Inc *	600	72
QAD Inc, Cl A	77	7
Qualys Inc *	154	17
RingCentral Inc, Cl A *	200	44
salesforce.com Inc *	2,603	706
ServiceNow Inc *	512	319
Splunk Inc *	458	66
Square Inc, Cl A *	970	233
SS&C Technologies Holdings Inc	560	39
StoneCo Ltd, Cl A *	700	24
Synopsys Inc *	361	108
Teradata Corp *	200	11
Trade Desk Inc/The, Cl A *	1,500	105
Twilio Inc, Cl A *	400	128
Verint Systems Inc *	600	27
Visa Inc, Cl A	4,487	999
VMware Inc, Cl A *	120	18
Vonage Holdings Corp *	4,800	77
Western Union Co/The	605	12
WEX Inc *	200	35
Workday Inc, Cl A *	451	113
Zoom Video Communications Inc, Cl A *	552	144
Zscaler Inc *	300	79

		15,837

Real Estate — 2.8%
Acadia Realty Trust ‡	527	11
Agree Realty Corp ‡	900	60
Alexandria Real Estate Equities Inc ‡	1,914	366
American Campus Communities Inc ‡	2,870	139
American Homes 4 Rent, Cl A ‡	5,494	209
American Tower Corp, Cl A ‡	7,027	1,865
Americold Realty Trust ‡	3,500	102
Apartment Income Corp ‡	2,522	123
Apartment Investment and Management Co, Cl A ‡	3,422	23
Apple Hospitality Inc ‡	2,514	40
AvalonBay Communities Inc ‡	2,353	522
Boston Properties Inc ‡	2,532	274
Brandywine Realty Trust ‡	1,921	26
Brixmor Property Group Inc ‡	5,385	119
Camden Property Trust ‡	1,503	222
CareTrust Inc ‡	2,600	53
CBRE Group Inc, Cl A *	5,076	494
CoreSite Realty Corp ‡	586	81
Corporate Office Properties Trust ‡	1,815	49

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cousins Properties Inc ‡	2,828	$105
Crown Castle International Corp ‡	6,804	1,179
CubeSmart ‡	3,381	164
CyrusOne Inc ‡	1,736	134
Digital Realty Trust Inc, Cl A ‡	4,357	629
DigitalBridge Group *‡	8,366	50
Douglas Emmett Inc ‡	2,869	91
Duke Realty Corp ‡	6,365	305
EastGroup Properties Inc ‡	817	136
Empire State Realty Trust Inc, Cl A ‡	5,128	51
EPR Properties, Cl A ‡	1,053	52
Equinix Inc ‡	1,368	1,081
Equity LifeStyle Properties Inc ‡	2,800	219
Equity Residential ‡	6,084	492
Essential Properties Realty Trust Inc ‡	1,802	50
Essex Property Trust Inc ‡	1,031	330
eXp World Holdings Inc ‡	500	20
Extra Space Storage Inc ‡	2,081	350
Federal Realty Investment Trust ‡	1,419	167
First Industrial Realty Trust Inc ‡	2,830	147
Forestar Group Inc *‡	2,200	41
Four Corners Property Trust Inc ‡	2,300	62
Franklin Street Properties Corp ‡	8,100	38
Gaming and Leisure Properties Inc ‡	3,901	181
Getty Realty Corp ‡	1,500	44
Global Net Lease Inc ‡	1,447	23
Healthcare Realty Trust Inc ‡	2,804	83
Healthcare Trust of America Inc, Cl A ‡	4,641	138
Healthpeak Properties Inc ‡	9,721	325
Highwoods Properties Inc ‡	2,151	94
Host Hotels & Resorts Inc *‡	11,488	188
Howard Hughes Corp/The *‡	1,009	89
Hudson Pacific Properties Inc ‡	2,482	65
Industrial Logistics Properties Trust ‡	1,400	36
Innovative Industrial Properties Inc, Cl A ‡	300	69
Invitation Homes Inc ‡	9,912	380
Iron Mountain Inc ‡	4,836	210
JBG SMITH Properties ‡	2,100	62
Jones Lang LaSalle Inc *‡	824	204
Kennedy-Wilson Holdings Inc ‡	1,545	32
Kilroy Realty Corp ‡	1,928	128
Kimco Realty Corp ‡	8,281	172
Kite Realty Group Trust ‡	1,000	20
Lamar Advertising Co, Cl A ‡	1,184	134
Lexington Realty Trust, Cl B ‡	5,988	76
Life Storage Inc ‡	1,050	120
LTC Properties Inc ‡	285	9
Macerich Co/The ‡	1,197	20
Mack-Cali Realty Corp ‡	3,324	57
Marcus & Millichap Inc *‡	600	24
Medical Properties Trust Inc ‡	8,458	170
Mid-America Apartment Communities Inc ‡	1,819	340

294	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Monmouth Real Estate Investment Corp, Cl A ‡	2,406	$45
National Health Investors Inc ‡	941	50
National Retail Properties Inc ‡	3,300	143
National Storage Affiliates Trust ‡	2,043	108
Newmark Group Inc, Cl A ‡	3,459	49
Office Properties Income Trust ‡	433	11
Omega Healthcare Investors Inc ‡	3,974	119
Opendoor Technologies *‡	3,500	72
Outfront Media Inc ‡	2,922	74
Paramount Group Inc ‡	1,707	15
Park Hotels & Resorts Inc *‡	4,754	91
Pebblebrook Hotel Trust ‡	2,977	67
Physicians Realty Trust ‡	3,578	63
PotlatchDeltic Corp ‡	1,163	60
Prologis Inc ‡	11,695	1,467
PS Business Parks Inc ‡	302	47
Public Storage ‡	2,265	673
Rayonier Inc ‡	3,008	107
Realty Income Corp ‡	6,669	433
Redfin Corp *‡	1,609	81
Regency Centers Corp ‡	3,349	225
Retail Opportunity Investments Corp ‡	1,900	33
Retail Properties of America Inc, Cl A ‡	2,190	28
Rexford Industrial Realty Inc ‡	2,128	121
RLJ Lodging Trust ‡	4,599	68
Ryman Hospitality Properties Inc *‡	972	81
Sabra Health Care Inc ‡	3,595	53
Saul Centers Inc ‡	834	37
SBA Communications Corp, Cl A ‡	1,775	587
Service Properties Trust ‡	2,918	33
Simon Property Group Inc ‡	5,031	654
SL Green Realty ‡	953	68
Spirit Realty Capital Inc ‡	2,141	99
St Joe Co/The ‡	1,367	58
STAG Industrial Inc ‡	3,378	133
STORE Capital Corp ‡	5,355	172
Sun Communities Inc ‡	1,752	324
Sunstone Hotel Investors Inc *‡	6,306	75
Terreno Realty Corp ‡	1,178	74
UDR Inc ‡	5,188	275
Uniti Group Inc ‡	4,762	59
Universal Health Realty Income Trust ‡	400	22
Urban Edge Properties ‡	3,148	58
Ventas Inc ‡	6,283	347
VEREIT Inc ‡	4,024	182
VICI Properties Inc ‡	8,100	230
Vornado Realty Trust ‡	3,078	129
Washington Real Estate Investment Trust ‡	578	14
Welltower Inc ‡	6,656	548
Weyerhaeuser Co ‡	12,892	459
WP Carey Inc ‡	2,979	218

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts Inc *‡	2,300	$41

		23,444

Utilities — 1.4%
AES Corp/The	8,142	186
Alliant Energy Corp	2,728	153
Ameren Corp	3,054	247
American Electric Power Co Inc	5,879	477
American States Water Co	600	51
American Water Works Co Inc	1,959	331
Atmos Energy Corp	1,173	103
Avangrid Inc	300	15
Avista Corp	400	16
Black Hills Corp, Cl A	1,000	63
Brookfield Infrastructure, Cl A	655	39
Brookfield Renewable, Cl A	1,400	54
California Water Service Group, Cl A	400	24
CenterPoint Energy Inc	7,208	177
Chesapeake Utilities Corp	200	24
Clearway Energy Inc, Cl C	1,319	40
CMS Energy Corp	3,504	209
Consolidated Edison Inc	3,744	272
Dominion Energy Inc	9,807	716
DTE Energy Co	2,233	249
Duke Energy Corp	8,323	812
Edison International	4,180	232
Entergy Corp	2,193	218
Essential Utilities Inc	2,403	111
Evergy Inc	2,501	156
Eversource Energy	3,982	326
Exelon Corp	11,462	554
FirstEnergy Corp	5,822	207
Hawaiian Electric Industries Inc	1,328	54
IDACORP Inc, Cl A	700	72
MDU Resources Group Inc	3,045	90
Middlesex Water Co	700	72
National Fuel Gas Co	337	18
NextEra Energy Inc	22,344	1,754
NiSource Inc	4,246	103
NRG Energy Inc	2,105	86
OGE Energy Corp	1,715	57
ONE Gas Inc	494	31
Ormat Technologies Inc	400	27
PG&E Corp *	16,661	160
Pinnacle West Capital Corp	950	69
PNM Resources Inc	752	37
Portland General Electric Co	1,076	51
PPL Corp	7,616	212
Public Service Enterprise Group Inc	5,637	343
Sempra Energy	3,484	441
SJW Group	900	59
Southern Co/The	12,424	770
Southwest Gas Holdings Inc	376	25

SEI Institutional Managed Trust / Annual Report / September 30, 2021	295

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sunnova Energy International Inc *	1,100	$36
UGI Corp	1,847	79
Unitil Corp	600	26
Via Renewables, Cl A	3,500	36
Vistra Corp	7,078	121
WEC Energy Group Inc	3,815	337
Xcel Energy Inc	6,174	386

		11,614

Total Common Stock (Cost $155,278) ($ Thousands)		240,042

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 11.3%

Communication Services — 0.8%
AT&T
3.500%, 09/15/2053	$466	461
Baidu
3.425%, 04/07/2030	201	213
1.625%, 02/23/2027	385	380
Cable One
4.000%, 11/15/2030 (C)	387	386
CCO Holdings
5.000%, 02/01/2028 (C)	282	294
4.500%, 08/15/2030 (C)	63	65
4.500%, 06/01/2033 (C)	219	223
Lumen Technologies
4.500%, 01/15/2029 (C)	596	578
Netflix
5.875%, 11/15/2028	812	995
Sirius XM Radio
4.000%, 07/15/2028 (C)	565	575
T-Mobile USA
3.400%, 10/15/2052 (C)	605	590
3.375%, 04/15/2029 (C)	73	76
2.875%, 02/15/2031	374	377
2.625%, 04/15/2026	186	190
2.625%, 02/15/2029	123	124
Weibo
3.375%, 07/08/2030	1,395	1,393

		6,920

Consumer Discretionary — 1.7%
1011778 BC ULC / New Red Finance Inc
3.500%, 02/15/2029 (C)	813	805
Advance Auto Parts
3.900%, 04/15/2030	922	1,005
Alibaba Group Holding
2.125%, 02/09/2031	1,209	1,162
Booking Holdings
4.625%, 04/13/2030	1,080	1,284

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Carnival
4.000%, 08/01/2028 (C)		$605	$611
Clarios Global
4.375%, 05/15/2026 (C)	EUR	155	186
CSC Holdings
6.750%, 11/15/2021		$160	160
Expedia Group
6.250%, 05/01/2025 (C)		24	28
4.625%, 08/01/2027		251	285
General Motors
6.800%, 10/01/2027		201	251
6.125%, 10/01/2025		145	170
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (C)		413	409
Harley-Davidson Financial Services
3.350%, 06/08/2025 (C)		1,308	1,389
Kimberly-Clark de Mexico
2.431%, 07/01/2031 (C)		300	299
Las Vegas Sands
3.900%, 08/08/2029		722	736
Levi Strauss
3.500%, 03/01/2031 (C)		401	405
Marriott International
5.750%, 05/01/2025		68	78
Mattel
3.750%, 04/01/2029 (C)		339	353
3.375%, 04/01/2026 (C)		338	348
MDC Holdings
6.000%, 01/15/2043		389	490
MercadoLibre
2.375%, 01/14/2026		200	197
Newell Brands
4.875%, 06/01/2025		71	78
4.700%, 04/01/2026		289	319
Nissan Motor
4.345%, 09/17/2027 (C)		1,086	1,193
Ross Stores
4.700%, 04/15/2027		842	966
Royal Caribbean Cruises
11.500%, 06/01/2025 (C)		343	391
10.875%, 06/01/2023 (C)		292	327
Time Warner Cable
4.500%, 09/15/2042		330	361
Wynn Macau
5.625%, 08/26/2028 (C)		348	331

			14,617

Consumer Staples — 0.9%
Albertsons
3.500%, 03/15/2029 (C)		408	407
Altria Group
4.800%, 02/14/2029		167	192

296	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.400%, 05/06/2030	$745	$788
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	755	1,023
BAT Capital
4.700%, 04/02/2027	475	537
2.726%, 03/25/2031	521	513
2.259%, 03/25/2028	1,337	1,327
BRF GmbH
4.350%, 09/29/2026	299	307
Cencosud
5.150%, 02/12/2025	724	796
InRetail Consumer
3.250%, 03/22/2028 (C)	321	322
Natura Cosmeticos
4.125%, 05/03/2028 (C)	322	326
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)	660	7

		6,545

Energy — 1.1%
BP Capital Markets America
2.939%, 06/04/2051	1,261	1,192
Cenovus Energy
4.400%, 04/15/2029	1,334	1,495
4.250%, 04/15/2027	52	58
Chevron USA
5.250%, 11/15/2043	593	800
Enbridge Energy Partners
7.375%, 10/15/2045	688	1,085
Energy Transfer
6.250%, 04/15/2049	413	543
Eni
4.250%, 05/09/2029 (C)	900	1,029
Marathon Petroleum
6.500%, 03/01/2041	175	242
5.125%, 12/15/2026	227	264
Oleoducto Central
4.000%, 07/14/2027 (C)	438	451
ONEOK
6.350%, 01/15/2031	128	164
5.200%, 07/15/2048	40	48
ONEOK Partners
6.125%, 02/01/2041	24	31
Petroleos Mexicanos
6.840%, 01/23/2030	19	20
Petroleos Mexicanos MTN
6.750%, 09/21/2047	380	331
Tengizchevroil Finance International
3.250%, 08/15/2030 (C)	262	265
TransCanada PipeLines
6.100%, 06/01/2040	915	1,241

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Transocean Poseidon
6.875%, 02/01/2027 (C)	$294	$293
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (C)	172	179
3.875%, 08/15/2029 (C)	169	174

		9,905

Financials — 3.8%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	269	298
Aircastle
5.250%, 08/11/2025 (C)	456	510
4.250%, 06/15/2026	62	68
4.125%, 05/01/2024	181	193
2.850%, 01/26/2028 (C)	904	916
Alleghany
3.625%, 05/15/2030	931	1,021
American Express
3.553%, VAR ICE LIBOR USD 3 Month +3.428%(E)	66	66
Aviation Capital Group
5.500%, 12/15/2024 (C)	455	510
4.875%, 10/01/2025 (C)	182	201
4.375%, 01/30/2024 (C)	161	172
4.125%, 08/01/2025 (C)	6	6
3.500%, 11/01/2027 (C)	165	174
1.950%, 01/30/2026 (C)	480	478
1.950%, 09/20/2026 (C)	153	151
Banco de Credito del Peru MTN
3.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.000%, 07/01/2030 (C)	755	747
Banco Santander
5.179%, 11/19/2025	600	682
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month +4.174%(E)	362	405
6.300%, VAR ICE LIBOR USD 3 Month +4.553%(E)	233	270
1.734%, VAR United States Secured Overnight Financing Rate + 0.960%, 07/22/2027	1,198	1,203
Bank of New York Mellon
4.700%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.358%(E)	203	223
BNP Paribas
2.871%, VAR United States Secured Overnight Financing Rate + 1.387%, 04/19/2032 (C)	806	823
CDBL Funding 1 MTN
3.500%, 10/24/2027	620	654

SEI Institutional Managed Trust / Annual Report / September 30, 2021	297

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971%(E)	$409	$455
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(E)	756	788
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month + 4.068%(E)	311	324
4.075%, VAR ICE LIBOR USD 3 Month + 1.192%, 04/23/2029	334	374
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597%(E)	359	372
3.980%, VAR ICE LIBOR USD 3 Month + 1.338%, 03/20/2030	227	255
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.598%(C)(E)	200	218
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.600%(E)	645	690
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.822%(C)(E)	365	401
4.194%, VAR United States Secured Overnight Financing Rate + 3.730%, 04/01/2031 (C)	427	478
3.091%, VAR United States Secured Overnight Financing Rate + 1.730%, 05/14/2032 (C)	798	816
Deutsche Bank NY
3.961%, VAR United States Secured Overnight Financing Rate + 2.581%, 11/26/2025	315	341
2.129%, VAR United States Secured Overnight Financing Rate + 1.870%, 11/24/2026	347	352
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr + 1.730%, 08/09/2028	475	505
Discover Financial Services
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.783%(E)	1,308	1,468
Fifth Third Bancorp
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.215%(E)	247	268
Goldman Sachs Group
2.615%, VAR United States Secured Overnight Financing Rate + 1.281%, 04/22/2032	805	815

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
2.383%, VAR United States Secured Overnight Financing Rate + 1.248%, 07/21/2032	$238	$236
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)	145	187
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month + 1.348%, 09/12/2026	261	288
4.041%, VAR ICE LIBOR USD 3 Month + 1.546%, 03/13/2028	552	611
ING Groep
1.726%, VAR United States Secured Overnight Financing Rate + 1.005%, 04/01/2027	1,191	1,198
JPMorgan Chase
3.599%, VAR ICE LIBOR USD 3 Month + 3.470%(E)	349	351
2.580%, VAR United States Secured Overnight Financing Rate + 1.250%, 04/22/2032	805	816
JPMorgan Chase & Co
3.926%, VAR ICE LIBOR USD 3 Month + 3.800%(E)	289	289
3.451%, VAR ICE LIBOR USD 3 Month + 3.320%(E)	171	172
Lincoln National
4.200%, 03/15/2022	355	361
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	275	280
Morgan Stanley
3.736%, VAR ICE LIBOR USD 3 Month + 3.610%(E)	84	85
NatWest Group
2.452%, VAR ICE LIBOR USD 3 Month + 2.320%(E)	600	597
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (C)	251	21
Santander Holdings USA
4.400%, 07/13/2027	405	455
SLM
4.200%, 10/29/2025	699	749
Standard Chartered
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr + 5.723%(C)(E)	200	215
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.661%(C)(E)	552	607
1.639%, VAR ICE LIBOR USD 3 Month + 1.510%(C)(E)	400	388
Standard Chartered MTN
4.300%, 02/19/2027 (C)	475	517

298	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Swiss Re Finance Luxembourg
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049	$600	$688
Synchrony Financial
4.500%, 07/23/2025	945	1,044
Truist Financial
5.100%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 4.349%(E)	829	953
UniCredit
3.127%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 06/03/2032 (C)	201	204
2.569%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.300%, 09/22/2026 (C)	517	525
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month + 2.914%(E)	474	542
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month + 3.580%, 05/15/2053	258	272
Wells Fargo
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(E)	327	337
2.188%, VAR United States Secured Overnight Financing Rate + 2.000%, 04/30/2026	433	447

		32,126

Health Care — 0.3%
Centene
2.625%, 08/01/2031	338	336
Cigna
4.375%, 10/15/2028	382	441
Jazz Securities DAC
4.375%, 01/15/2029 (C)	200	207
Mozart Debt Merger Sub
3.875%, 04/01/2029 (C)	610	610
Takeda Pharmaceutical
4.400%, 11/26/2023	820	884

		2,478

Industrials — 0.8%
AerCap Ireland Capital DAC
6.500%, 07/15/2025	190	220
4.450%, 04/03/2026	173	189
Air Lease
3.625%, 04/01/2027	40	43
2.100%, 09/01/2028	178	173

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Air Lease MTN
2.875%, 01/15/2026	$85	$89
Alfa
5.250%, 03/25/2024(C)	660	711
Allison Transmission
3.750%, 01/30/2031(C)	605	588
CITIC MTN
2.850%, 02/25/2030	343	348
Delta Air Lines
4.750%, 10/20/2028(C)	475	530
4.500%, 10/20/2025(C)	409	438
Embraer Netherlands Finance BV
6.950%, 01/17/2028(C)	236	268
5.400%, 02/01/2027	670	713
ENA Master Trust
4.000%, 05/19/2048(C)	272	279
Flowserve
2.800%, 01/15/2032	246	243
GE Capital European Funding Unlimited MTN
4.625%, 02/22/2027	EUR 150	213
GFL Environmental
3.500%, 09/01/2028(C)	$610	614
IHS Markit
4.750%, 08/01/2028	35	41
4.250%, 05/01/2029	166	189
Lima Metro Line 2 Finance
5.875%, 07/05/2034	228	267
4.350%, 04/05/2036(C)	222	238
Odebrecht Holdco Finance
3.431%, 09/10/2058 (B)(C)	294	5
TransDigm
6.250%, 03/15/2026(C)	405	422
Westinghouse Air Brake Technologies
3.200%, 06/15/2025	141	150

		6,971

Information Technology — 0.7%
Broadcom
5.000%, 04/15/2030	–	–
4.150%, 11/15/2030	811	898
4.110%, 09/15/2028	534	594
3.500%, 01/15/2028	–	–
3.187%, 11/15/2036(C)	448	447
3.137%, 11/15/2035	154	153
Infor
1.750%, 07/15/2025(C)	340	344
Micron Technology
4.185%, 02/15/2027	624	702
NXP BV
5.550%, 12/01/2028(C)	317	385

SEI Institutional Managed Trust / Annual Report / September 30, 2021	299

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prosus
3.680%, 01/21/2030(C)		$569	$590
SK Hynix
2.375%, 01/19/2031(C)		290	282
Tencent Holdings MTN
3.240%, 06/03/2050(C)		439	413
2.390%, 06/03/2030		320	315
1.810%, 01/26/2026(C)		649	655

			5,778

Materials — 0.8%
Alpek
4.250%, 09/18/2029(C)		203	218
3.250%, 02/25/2031(C)		483	488
Ardagh Metal Packaging Finance USA
3.250%, 09/01/2028(C)		538	537
Axalta Coating Systems
3.375%, 02/15/2029(C)		648	630
Cemex
3.875%, 07/11/2031(C)		610	610
CSN Resources
4.625%, 06/10/2031(C)		291	287
GUSAP III
4.250%, 01/21/2030(C)		675	721
Indonesia Asahan Aluminium Persero
4.750%, 05/15/2025(C)		342	372
Industrias Penoles
4.750%, 08/06/2050(C)		295	326
INEOS Quattro Finance 2
2.500%, 01/15/2026(C)	EUR	333	389
Ingevity
3.875%, 11/01/2028(C)		$537	536
Inversiones CMPC
4.375%, 05/15/2023		389	406
Suzano Austria GmbH
3.750%, 01/15/2031		173	178
2.500%, 09/15/2028		923	898
Volcan Cia Minera SAA
4.375%, 02/11/2026(C)		170	165
Yamana
2.630%, 08/15/2031(C)		697	681

			7,442

Real Estate — 0.0%
Host Hotels & Resorts
3.750%, 10/15/2023		16	17
Vornado Realty
2.150%, 06/01/2026		403	409

			426

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 0.4%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (C)	$304	$313
Chile Electricity PEC
2.969%, 01/25/2028 (B)(C)	523	427
Comision Federal de Electricidad
3.348%, 02/09/2031 (C)	687	674
Engie Energia Chile
3.400%, 01/28/2030	390	401
Terraform Global Operating
6.125%, 03/01/2026 (C)	74	76
Vistra Operations
4.375%, 05/01/2029 (C)	605	609

		2,500

Total Corporate Obligations (Cost $93,392) ($ Thousands)		95,708

MORTGAGE-BACKED SECURITIES — 9.3%

Agency Mortgage-Backed Obligations — 3.7%
FHLMC
0.400%,05/24/2024	400	400
0.375%, 05/05/2023 to 07/21/2025	2,400	2,384
0.240%, VAR United States Secured Overnight Financing Rate + 0.190%,06/02/2022	1,000	1,001
0.200%, VAR United States Secured Overnight Financing Rate + 0.150%,03/04/2022	2,000	2,001
0.195%, VAR United States Secured Overnight Financing Rate + 0.145%,12/09/2021	1,500	1,500
FHLMC CMO, Ser 2017-4693, Cl SL, IO
6.066%,06/15/2047 (F)	1,456	339
FHLMC CMO, Ser 2020-4981, Cl HS, IO
6.014%,06/25/2050 (F)	3,369	632
FHLMC CMO, Ser 2020-5015, Cl BI, IO
4.000%,09/25/2050	2,054	367
FHLMC Multifamily Structured Credit Risk, Ser MN1, Cl M1
2.050%, VAR SOFR30A + 2.000%,01/25/2051 (C)	146	147
FHLMC STACR Debt Notes, Ser 2017-DNA3, Cl M2
2.586%, VAR ICE LIBOR USD 1 Month + 2.500%,03/25/2030	450	462
FHLMC STACR Debt Notes, Ser 2017-HQA2, Cl M2B
2.736%, VAR ICE LIBOR USD 1 Month + 2.650%,12/25/2029	649	663

300	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR Debt Notes, Ser 2017-HQA2, Cl M2
2.736%, VAR ICE LIBOR USD 1 Month + 2.650%,12/25/2029	$226	$231
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
1.786%, VAR ICE LIBOR USD 1 Month + 1.700%,01/25/2050 (C)	365	366
FHLMC STACR Remic Trust, Ser 2020-DNA5, Cl M2
2.850%, VAR SOFR30A + 2.800%,10/25/2050 (C)	690	699
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
1.700%, VAR SOFR30A + 1.650%,01/25/2034 (C)	298	300
FHLMC STACR Trust, Ser 2018-DNA3, Cl M2
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%,09/25/2048 (C)	295	299
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
2.136%, VAR ICE LIBOR USD 1 Month + 2.050%,07/25/2049 (C)	52	52
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
2.036%, VAR ICE LIBOR USD 1 Month + 1.950%,10/25/2049 (C)	236	237
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
2.236%, VAR ICE LIBOR USD 1 Month + 2.150%,11/25/2048 (C)	363	363
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
1.936%, VAR ICE LIBOR USD 1 Month + 1.850%,09/25/2049 (C)	319	321
FNMA CMO, Ser 2011-131, Cl ST, IO
6.454%,12/25/2041 (F)	740	156
FNMA CMO, Ser 2014-17, Cl SA, IO
5.964%,04/25/2044 (F)	1,872	453
FNMA CMO, Ser 2014-78, Cl SE, IO
6.014%,12/25/2044 (F)	1,156	227
FNMA CMO, Ser 2016-77, Cl DS, IO
5.914%,10/25/2046 (F)	1,115	219
FNMA CMO, Ser 2017-62, Cl AS, IO
6.064%,08/25/2047 (F)	1,359	283
FNMA CMO, Ser 2017-81, Cl SA, IO
6.114%,10/25/2047 (F)	1,488	350
FNMA CMO, Ser 2017-97, Cl LS, IO
6.114%,12/25/2047 (F)	1,724	430
FNMA CMO, Ser 2020-89, Cl KI, IO
4.000%,12/25/2050	4,331	649
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.086%, VAR ICE LIBOR USD 1 Month + 4.000%,05/25/2025	245	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.086%, VAR ICE LIBOR USD 1 Month + 4.000%,05/25/2025	$34	$34
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.086%, VAR ICE LIBOR USD 1 Month + 5.000%,07/25/2025	77	78
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.086%, VAR ICE LIBOR USD 1 Month + 5.000%,07/25/2025	240	247
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.786%, VAR ICE LIBOR USD 1 Month + 5.700%,04/25/2028	140	148
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
4.536%, VAR ICE LIBOR USD 1 Month + 4.450%,01/25/2029	460	477
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M2
4.336%, VAR ICE LIBOR USD 1 Month + 4.250%,04/25/2029	176	182
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
4.436%, VAR ICE LIBOR USD 1 Month + 4.350%,05/25/2029	155	161
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M2
3.636%, VAR ICE LIBOR USD 1 Month + 3.550%,07/25/2029	469	483
FNMA Connecticut Avenue Securities, Ser 2017-C02, Cl 2M2C
3.736%, VAR ICE LIBOR USD 1 Month + 3.650%,09/25/2029	719	749
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M2
2.936%, VAR ICE LIBOR USD 1 Month + 2.850%,11/25/2029	585	600
FNMA TBA
2.500%,10/01/2042	11,616	11,977
GNMA CMO, Ser 2017-122, Cl SA, IO
6.113%,08/20/2047 (F)	959	210
GNMA CMO, Ser 2017-134, Cl SE, IO
6.113%,09/20/2047 (F)	856	141

		31,267

Non-Agency Mortgage-Backed Obligations — 5.6%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%,07/25/2035	55	48

SEI Institutional Managed Trust / Annual Report / September 30, 2021	301

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%,08/25/2036	$276	$210
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%,10/25/2036	204	149
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%,02/25/2036	122	110
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
1.084%, VAR ICE LIBOR USD 1 Month + 1.000%,06/15/2035 (C)	526	526
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.652%,03/10/2037 (C)(F)	365	336
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
1.084%, VAR ICE LIBOR USD 1 Month + 1.000%,11/15/2033 (C)	1,610	1,578
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
2.224%, VAR ICE LIBOR USD 1 Month + 2.140%,10/15/2037 (C)	779	784
Bellemeade Re, Ser 2018-3A, Cl M1B
1.936%, VAR ICE LIBOR USD 1 Month + 1.850%,10/25/2028 (C)	311	312
Bellemeade Re, Ser 2019-1A, Cl M1B
1.836%, VAR ICE LIBOR USD 1 Month + 1.750%,03/25/2029 (C)	675	675
Bellemeade Re, Ser 2019-2A, Cl M1C
2.086%, VAR ICE LIBOR USD 1 Month + 2.000%,04/25/2029 (C)	481	484
Bellemeade Re, Ser 2019-3A, Cl M1B
1.686%, VAR ICE LIBOR USD 1 Month + 1.600%,07/25/2029 (C)	466	467
Bellemeade Re, Ser 2019-3A, Cl M1C
2.036%, VAR ICE LIBOR USD 1 Month + 1.950%,07/25/2029 (C)	340	340
Bellemeade Re, Ser 2019-4A, Cl M1B
2.086%, VAR ICE LIBOR USD 1 Month + 2.000%,10/25/2029 (C)	675	675
Bellemeade Re, Ser 2020-2A, Cl M1B
3.286%, VAR ICE LIBOR USD 1 Month + 3.200%,08/26/2030 (C)	221	223
Bellemeade Re, Ser 2020-4A, Cl M2A
2.686%, VAR ICE LIBOR USD 1 Month + 2.600%,06/25/2030 (C)	149	149
Bellemeade Re, Ser 2021-1A, Cl M1C
3.000%, VAR SOFR30A + 2.950%,03/25/2031 (C)	437	455
Bellemeade Re, Ser 2021-2A, Cl M1B
1.550%, VAR SOFR30A + 1.500%,06/25/2031 (C)	704	705

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Beneria Cowen & Pritzer Collateral Funding, Ser 330N, Cl A
0.883%, VAR ICE LIBOR USD 1 Month + 0.799%,06/15/2038 (C)	$152	$151
BFLD Trust, Ser FPM, Cl A
1.684%, VAR ICE LIBOR USD 1 Month + 1.600%,06/15/2038 (C)	1,189	1,190
BHMS, Ser 2018-ATLS, Cl A
1.334%, VAR ICE LIBOR USD 1 Month + 1.250%,07/15/2035 (C)	774	776
BX Commercial Mortgage Trust, Ser 2019- IMC, Cl D
1.984%, VAR ICE LIBOR USD 1 Month + 1.900%,04/15/2034 (C)	162	162
BX Commercial Mortgage Trust, Ser 2019- IMC, Cl E
2.234%, VAR ICE LIBOR USD 1 Month + 2.150%,04/15/2034 (C)	656	654
BX Trust, Ser 2018-EXCL, Cl A
1.172%, VAR ICE LIBOR USD 1 Month + 1.088%,09/15/2037 (C)	791	785
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%,05/10/2058	670	718
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%,03/13/2035 (C)	915	941
Chase Mortgage Finance Trust, Ser 2007- S5, Cl 1A17
6.000%,07/25/2037	98	65
Chase Mortgage Finance, Ser 2019-CL1, Cl M3
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%,04/25/2047 (C)	127	128
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%,05/25/2036	134	91
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%,09/25/2036	65	41
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.563%,04/10/2046 (C)(F)	343	348
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%,02/10/2048	980	1,040
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%,11/10/2048	435	477
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%,02/10/2049	540	588

302	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl AS
3.789%,09/15/2050 (F)	$411	$452
CLNY Trust, Ser 2019-IKPR, Cl D
2.109%, VAR ICE LIBOR USD 1 Month + 2.025%,11/15/2038 (C)	680	679
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.985%,07/10/2046 (C)(F)	740	750
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%,10/10/2046	870	924
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%,08/10/2048	545	591
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%,02/10/2048	250	267
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%,04/12/2035 (C)	86	86
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
2.486%, VAR ICE LIBOR USD 1 Month + 2.400%,04/25/2031 (C)	131	132
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
2.386%, VAR ICE LIBOR USD 1 Month + 2.300%,08/25/2031 (C)	76	77
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
2.236%, VAR ICE LIBOR USD 1 Month + 2.150%,09/25/2031 (C)	40	41
Connecticut Avenue Securities Trust, Ser 2019-R04, Cl 2M2
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%,06/25/2039 (C)	81	81
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1M2
2.086%, VAR ICE LIBOR USD 1 Month + 2.000%,07/25/2039 (C)	44	44
Connecticut Avenue Securities Trust, Ser 2019-R06, Cl 2M2
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%,09/25/2039 (C)	145	145
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
2.186%, VAR ICE LIBOR USD 1 Month + 2.100%,10/25/2039 (C)	290	291
Connecticut Avenue Securities Trust, Ser 2020-R02, Cl 2M2
2.086%, VAR ICE LIBOR USD 1 Month + 2.000%,01/25/2040 (C)	318	319

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%,06/15/2057	$436	$468
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%,11/15/2048	1,090	1,192
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
1.117%, VAR ICE LIBOR USD 1 Month + 1.030%,12/19/2030 (C)	761	762
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.466%, VAR ICE LIBOR USD 1 Month + 0.380%,12/25/2036	371	173
Eagle RE, Ser 2020-1, Cl M1A
0.986%, VAR ICE LIBOR USD 1 Month + 0.900%,01/25/2030 (C)	790	787
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%,07/25/2036	136	89
GS Mortgage Securities Trust, Ser 2021-1, Cl A-1
2.638%,08/17/2026	26	27
2.435%,08/17/2026	206	212
1.433%,08/17/2026	104	104
GS Mortgage Securities Trust, Ser 2011- GC5, Cl D
5.303%,08/10/2044 (C)(F)	13	6
GS Mortgage Securities Trust, Ser 2014- GC18, Cl D
5.141%,01/10/2047 (C)(F)	679	122
GS Mortgage Securities Trust, Ser 2014- GC22, Cl A5
3.862%,06/10/2047	789	847
GS Mortgage Securities Trust, Ser 2019- BOCA, Cl A
1.284%, VAR ICE LIBOR USD 1 Month + 1.200%,06/15/2038 (C)	331	332
GS Mortgage Securities Trust, Ser 2019- SMP, Cl A
1.234%, VAR ICE LIBOR USD 1 Month + 1.150%,08/15/2032 (C)	450	450
Home RE, Ser 2020-1, Cl M1B
3.336%, VAR ICE LIBOR USD 1 Month + 3.250%,10/25/2030 (C)	620	626
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.586%, VAR ICE LIBOR USD 1 Month + 0.500%,03/25/2035	84	77
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%,08/15/2047	925	992

SEI Institutional Managed Trust / Annual Report / September 30, 2021	303

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.976%,09/15/2047 (F)	$17,372	$346
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%,07/15/2048	540	586
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%,08/15/2048	1,087	1,178
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP7, Cl XA, IO
1.187%,09/15/2050 (F)	6,589	294
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%,07/15/2047	900	958
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%,09/15/2039 (F)	125	56
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%,03/10/2049 (C)	837	848
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%,06/15/2047	920	984
Morgan Stanley Capital I Trust, Ser 2015- XLF2, Cl SNMA
2.034%, VAR ICE LIBOR USD 1 Month + 1.950%,11/15/2026 (C)	181	161
Morgan Stanley Capital I Trust, Ser 2016- UB12, Cl A4
3.596%,12/15/2049	835	914
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl A
0.867%, VAR ICE LIBOR USD 1 Month + 0.784%,07/15/2033 (C)	910	906
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
1.584%, VAR ICE LIBOR USD 1 Month + 1.500%,07/15/2036 (C)	313	313
PMT Credit Risk Transfer Trust, Ser 2019- 1R, Cl A
2.087%, VAR ICE LIBOR USD 1 Month + 2.000%,03/27/2024 (C)	112	112
PMT Credit Risk Transfer Trust, Ser 2019- 2R, Cl A
2.837%, VAR ICE LIBOR USD 1 Month + 2.750%,05/27/2023 (C)	455	450
PMT Credit Risk Transfer Trust, Ser 2019- 3R, Cl A
2.787%, VAR ICE LIBOR USD 1 Month + 2.700%,10/27/2022 (C)	61	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
PMT Credit Risk Transfer Trust, Ser 2020- 1R, Cl A
2.437%, VAR ICE LIBOR USD 1 Month + 2.350%,02/27/2023 (C)	$194	$194
Radnor RE, Ser 2019-1, Cl M1B
2.036%, VAR ICE LIBOR USD 1 Month + 1.950%,02/25/2029 (C)	423	425
Radnor RE, Ser 2019-2, Cl M1B
1.836%, VAR ICE LIBOR USD 1 Month + 1.750%,06/25/2029 (C)	486	487
Radnor RE, Ser 2020-1, Cl M1A
1.036%, VAR ICE LIBOR USD 1 Month + 0.950%,01/25/2030 (C)	289	288
Radnor RE, Ser 2020-2, Cl M1C
4.686%, VAR ICE LIBOR USD 1 Month + 4.600%,10/25/2030 (C)	446	449
Starwood Retail Property Trust, Ser 2014- STAR, Cl A
1.554%, VAR ICE LIBOR USD 1 Month + 1.470%,11/15/2027 (C)	1,611	983
Traingle Re, Ser 2020-1, Cl M1B
3.986%, VAR ICE LIBOR USD 1 Month + 3.900%,10/25/2030 (C)	1,274	1,279
Traingle Re, Ser 2021-1, Cl M1B
3.086%, VAR ICE LIBOR USD 1 Month + 3.000%,08/25/2033 (C)	455	456
UBS Commercial Mortgage Trust, Ser 2018- C10, Cl A4
4.313%,05/15/2051	1,155	1,315
UBS Commercial Mortgage Trust, Ser 2018- C8, Cl A4
3.983%,02/15/2051	900	1,008
UBS Commercial Mortgage Trust, Ser 2018- C9, Cl A4
4.117%,03/15/2051 (F)	1,410	1,581
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%,12/10/2045	596	607
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%,09/15/2048	479	513
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl XA, IO
2.051%,07/15/2048 (F)	3,483	257
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.453%,11/15/2049 (F)	925	988
Wells Fargo Commercial Mortgage Trust, Ser 2018-C48, Cl A5
4.302%,01/15/2052	106	122

304	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
5.586%, VAR ICE LIBOR USD 1 Month + 5.500%,11/25/2025 (C)	$52	$41
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.336%, VAR ICE LIBOR USD 1 Month + 5.250%,11/25/2025 (C)	213	169

		47,856

Total Mortgage-Backed Securities (Cost $78,581) ($ Thousands)		79,123

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
FFCB
0.455%, VAR US Treasury 3 Month Bill Money Market Yield + 0.420%, 11/07/2022	1,200	1,206
0.430%, VAR United States Secured Overnight Financing Rate + 0.380%, 05/08/2023	7,900	7,947
0.360%, VAR United States Secured Overnight Financing Rate + 0.310%, 11/07/2022	2,500	2,508
0.305%, VAR US Treasury 3 Month Bill Money Market Yield + 0.270%, 05/16/2022	3,000	3,005
0.300%, 09/01/2023	300	300
0.185%, VAR United States Secured Overnight Financing Rate + 0.135%, 11/06/2023	2,000	2,003
0.140%, VAR United States Secured Overnight Financing Rate + 0.090%, 09/23/2022	500	500
0.110%, VAR United States Secured Overnight Financing Rate + 0.060%, 01/13/2023	1,400	1,401
FHLB(A)
0.620%, 02/26/2026	200	198
FHLMC MTN(A)
0.180%, VAR United States Secured Overnight Financing Rate + 0.130%, 08/05/2022	2,600	2,603

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FNMA
0.625%, 04/22/2025	$1,300	$1,297
0.500%, 06/17/2025	1,500	1,491
0.440%, VAR United States Secured Overnight Financing Rate + 0.390%, 04/15/2022	2,100	2,104
0.410%, VAR United States Secured Overnight Financing Rate + 0.360%, 01/20/2022	2,300	2,302
0.400%, VAR United States Secured Overnight Financing Rate + 0.350%, 04/07/2022	3,800	3,807
0.375%, 06/14/2024	700	698
0.370%, VAR United States Secured Overnight Financing Rate + 0.320%, 10/22/2021	1,800	1,800
0.350%, VAR United States Secured Overnight Financing Rate + 0.300%, 01/27/2022	1,700	1,702
0.250%, 05/22/2023	1,500	1,501
0.250%, 07/10/2023	1,100	1,100
0.250%, 11/27/2023	100	100
0.160%, VAR United States Secured Overnight Financing Rate + 0.110%, 03/04/2022	1,000	1,000

Total U.S. Government Agency Obligations (Cost $40,503) ($ Thousands)		40,573

ASSET-BACKED SECURITIES — 2.6%

Automotive — 0.4%
Avis Budget Rental Car Funding AESOP, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (C)	930	980
Avis Budget Rental Car Funding AESOP, Ser 2018-2A, Cl A
4.000%, 03/20/2025 (C)	1,080	1,157
Carvana Auto Receivables Trust, Ser 2021- N3, Cl C
1.020%, 06/12/2028	358	358
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (C)	372	372
First Investors Auto Owner Trust, Ser 2020- 1A, Cl A
1.490%, 01/15/2025 (C)	128	128
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (C)	219	220

SEI Institutional Managed Trust / Annual Report / September 30, 2021	305

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2021-1, Cl D
2.310%, 10/17/2033 (C)	$605	$605

		3,820

Credit Cards — 0.2%
Brex Commercial Charge Card Master Trust, Ser 2021-1, Cl A
2.090%, 07/15/2024 (C)	437	442
Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B
2.240%, 09/15/2026 (C)	175	175
World Financial Network Credit Card Master Trust, Ser 2019-B, Cl M
3.040%, 04/15/2026	770	782

		1,399

Other Asset-Backed Securities — 2.0%
Affirm Asset Securitization Trust, Ser 2020- A, Cl A
2.100%, 02/18/2025 (C)	552	555
Affirm Asset Securitization Trust, Ser 2021- Z1, Cl A
1.070%, 08/15/2025 (C)	353	354
AGL CLO 12, Ser 2021-12A, Cl A1
1.290%, VAR ICE LIBOR USD 3 Month + 1.160%, 07/20/2034 (C)	970	970
Balboa Bay Loan Funding, Ser 2021-1A, Cl A
0.000%, 07/20/2034 (C)(G)	589	589
Ballyrock CLO 15, Ser 2021-1A, Cl C
3.266%, VAR ICE LIBOR USD 3 Month + 3.100%, 04/15/2034 (C)	600	599
Ballyrock CLO 16, Ser 2021-16A, Cl A1
1.265%, VAR ICE LIBOR USD 3 Month + 1.130%, 07/20/2034 (C)	1,222	1,221
Domino’s Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051 (C)	463	476
Dryden 78 CLO, Ser 2020-78A, Cl C
2.084%, VAR ICE LIBOR USD 3 Month + 1.950%, 04/17/2033 (C)	620	624
Dryden 78 CLO, Ser 2020-78A, Cl D
3.134%, VAR ICE LIBOR USD 3 Month + 3.000%, 04/17/2033 (C)	320	322
Elevation CLO, Ser 2020-11A, Cl C
2.326%, VAR ICE LIBOR USD 3 Month + 2.200%, 04/15/2033 (C)	550	550
Elmwood CLO IX, Ser 2021-2A, Cl D
3.089%, VAR ICE LIBOR USD 3 Month + 2.950%, 07/20/2034 (C)	583	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Flatiron CLO 21, Ser 2021-1A, Cl D
3.051%, VAR ICE LIBOR USD 3 Month + 2.900%, 07/19/2034 (C)	$620	$619
GCI Funding I, Ser 2021-1, Cl A
2.380%, 06/18/2046 (C)	321	322
Goldentree Loan Management US CLO 7, Ser 2021-7A, Cl AR
1.204%, VAR ICE LIBOR USD 3 Month + 1.070%, 04/20/2034 (C)	651	651
Hardee’s Funding, Ser 2018-1A, Cl A23
5.710%, 06/20/2048 (C)	388	433
Hardee’s Funding, Ser 2020-1A, Cl A2
3.981%, 12/20/2050 (C)	270	286
HFX, Ser 2017-1A
3.647%, 03/15/2035	830	856
Invitation Homes Trust, Ser 2018-SFR2, Cl C
1.364%, VAR ICE LIBOR USD 1 Month + 1.280%, 06/17/2037 (C)	228	228
Invitation Homes Trust, Ser 2018-SFR3, Cl C
1.384%, VAR ICE LIBOR USD 1 Month + 1.300%, 07/17/2037 (C)	400	401
Issuer, Ser 2021-1, Cl A2
3.734%, 07/30/2051 (C)	840	854
Kayne CLO 7, Ser 2020-7A, Cl C
2.134%, VAR ICE LIBOR USD 3 Month + 2.000%, 04/17/2033 (C)	280	282
Magnetite XXVI, Ser 2021-26A, Cl A1R
1.210%, VAR ICE LIBOR USD 3 Month + 1.120%, 07/25/2034 (C)	1,127	1,127
Neighborly Issuer, Ser 2021-1A, Cl A2
3.584%, 04/30/2051 (C)	328	338
Neuberger Berman Loan Advisers CLO 42, Ser 2021-42A, Cl A
1.241%, VAR ICE LIBOR USD 3 Month + 1.100%, 07/16/2035 (C)	1,141	1,141
Neuberger Berman Loan Advisers CLO 43, Ser 2021-43A, Cl A
1.242%, VAR ICE LIBOR USD 3 Month + 1.130%, 07/17/2035 (C)	690	690
OCP CLO, Ser 2021-18A, Cl AR
1.224%, VAR ICE LIBOR USD 3 Month + 1.090%, 07/20/2032 (C)	849	850
Upstart Securitization Trust, Ser 2020-3, Cl A
1.702%, 11/20/2030 (C)	248	249
Upstart Securitization Trust, Ser 2021-3, Cl B
1.660%, 07/20/2031 (C)	530	529

306	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2020-1A, Cl DR
2.976%, VAR ICE LIBOR USD 3 Month + 2.850%, 04/15/2031 (C)	$250	$248

		16,946

Total Asset-Backed Securities (Cost $21,979) ($ Thousands)		22,165

SOVEREIGN DEBT — 0.9%
Banco Santander
7.500%, VAR USD ICE Swap 11:00 NY 5 Yr + 4.989%, 05/08/2170 (E)	200	218
Canadian Government Real Return Bond
0.500%, 12/01/2050	CAD 1,776	1,496
Colombia Government International Bond
3.125%, 04/15/2031	$225	211
Dominican Republic International Bond
4.875%, 09/23/2032 (C)	923	941
Egypt Government International Bond MTN
5.875%, 02/16/2031 (C)	805	740
Financiera de Desarrollo
2.400%, 09/28/2027 (C)	1,068	1,058
Malaysia Government International Bond
3.882%, 03/10/2022	MYR 4,695	1,132
Oman Government International Bond
6.250%, 01/25/2031 (C)	$253	270
4.875%, 02/01/2025	200	208
Qatar Government International Bond
3.400%, 04/16/2025 (C)	298	321
Saudi Government International Bond MTN
2.900%, 10/22/2025 (C)	544	579

Total Sovereign Debt (Cost $7,283) ($ Thousands)		7,174

	Shares

FOREIGN COMMON STOCK — 0.3%
Ireland — 0.1%
Accenture PLC, Cl A	1,556	498
ICON PLC *	88	23

		521

United Kingdom — 0.2%
Atlassian Corp PLC, Cl A *	300	118
Cushman & Wakefield PLC *‡	1,838	34
Horizon Therapeutics PLC *	1,928	211
Jazz Pharmaceuticals PLC *	529	69
LivaNova PLC *	557	44
Medtronic PLC	10,749	1,348
Perrigo Co PLC	430	20

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Royalty Pharma PLC, Cl A	2,500	$90
STERIS PLC	753	154

		2,088

Total Foreign Common Stock (Cost $1,591) ($ Thousands)		2,609

	Face Amount (Thousands)

MUNICIPAL BONDS — 0.3%

California — 0.1%
California State, GO
5.700%, 11/01/2021	$645	648

New York — 0.2%
City of New York, Ser D, GO
1.923%, 08/01/2031	535	525
Port Authority of New York & New Jersey, Ser AAA, RB
1.086%, 07/01/2023	515	522

		1,047

West Virginia — 0.0%
Tobacco Settlement Finance Authority, RB Callable 12/01/2030 @ 100
3.000%, 06/01/2035	497	510

Total Municipal Bonds (Cost $2,197) ($ Thousands)		2,205

	Shares

PREFERRED STOCK — 0.0%

Financials — 0.0%
Brookfield Property Preferred, 6.250%	39	1

Total Preferred Stock (Cost $1) ($ Thousands)		1

Total Investments in Securities — 113.9% (Cost $863,066) ($ Thousands)		$965,560

COMMON STOCK SOLD SHORT — (12.2)%

Communication Services — (0.5)%
Altice USA Inc, Cl A *	(2,400)	(50)
Cable One Inc	(100)	(181)
Charter Communications Inc, Cl A *	(1,334)	(971)
Comcast Corp, Cl A	(40,489)	(2,264)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	307

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Discovery Inc, Cl C *	(1,100)	$(27)
DISH Network Corp, Cl A	(2,248)	(98)
Interpublic Group of Cos Inc/The	(2,965)	(109)
Liberty Broadband Corp, Cl A *	(458)	(77)
Liberty Broadband Corp, Cl C *	(1,275)	(220)
Magnite Inc *	(500)	(14)
New York Times Co/The, Cl A	(2,500)	(123)
News Corp, Cl A	(5,900)	(139)
News Corp, Cl B	(768)	(18)
Nexstar Media Group Inc, Cl A	(154)	(23)
Omnicom Group Inc	(841)	(61)
Sirius XM Holdings Inc	(16,000)	(98)
ViacomCBS Inc, Cl B	(5,020)	(198)

		(4,671)

Consumer Discretionary — (8.2)%
Acushnet Holdings Corp	(600)	(28)
Adtalem Global Education Inc *	(347)	(13)
Advance Auto Parts Inc	(529)	(111)
Amazon.com Inc, Cl A *	(1,762)	(5,788)
American Axle & Manufacturing Holdings Inc *	(2,857)	(25)
American Eagle Outfitters Inc	(1,500)	(39)
Aramark	(4,948)	(163)
AutoZone Inc	(146)	(248)
Bath & Body Works Inc	(1,981)	(125)
Best Buy Co Inc	(2,199)	(233)
Bloomin’ Brands Inc *	(2,200)	(55)
Booking Holdings Inc *	(795)	(1,887)
BorgWarner Inc	(11,863)	(513)
Boyd Gaming Corp *	(1,781)	(113)
Bright Horizons Family Solutions Inc *	(1,290)	(180)
Brinker International Inc *	(1,041)	(51)
Brunswick Corp/DE	(2,477)	(236)
Burlington Stores Inc *	(663)	(188)
Caesars Entertainment Inc *	(3,099)	(348)
Callaway Golf Co *	(3,233)	(89)
Capri Holdings Ltd *	(3,856)	(187)
CarMax Inc *	(1,617)	(207)
Carnival Corp *	(15,471)	(387)
Carter’s Inc	(1,251)	(122)
Carvana Co, Cl A *	(512)	(154)
Cavco Industries Inc *	(56)	(13)
Century Communities Inc	(1,241)	(76)
Cheesecake Factory Inc/The *	(800)	(38)
Chegg Inc *	(2,100)	(143)
Chipotle Mexican Grill Inc, Cl A *	(549)	(998)
Choice Hotels International Inc	(998)	(126)
Churchill Downs Inc	(900)	(216)
Columbia Sportswear Co	(900)	(86)
Cracker Barrel Old Country Store Inc	(300)	(42)
Crocs Inc *	(1,814)	(260)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Dana Inc	(8,223)	$(183)
Darden Restaurants Inc	(2,460)	(373)
Dave & Buster’s Entertainment Inc *	(1,100)	(42)
Deckers Outdoor Corp *	(834)	(300)
Dick’s Sporting Goods Inc	(600)	(72)
Dollar General Corp	(2,188)	(464)
Dollar Tree Inc *	(1,664)	(159)
Domino’s Pizza Inc	(699)	(333)
DoorDash, Cl A *	(500)	(103)
Dorman Products Inc *	(1,352)	(128)
DR Horton Inc	(9,359)	(786)
DraftKings Inc, Cl A *	(5,400)	(260)
eBay Inc	(5,745)	(400)
Etsy Inc *	(800)	(166)
Expedia Group Inc *	(2,467)	(404)
Fisker Inc *	(5,600)	(82)
Five Below Inc *	(200)	(35)
Floor & Decor Holdings Inc, Cl A *	(1,000)	(121)
Foot Locker Inc, Cl A	(1,300)	(59)
Ford Motor Co *	(194,592)	(2,755)
Fox Factory Holding Corp *	(1,822)	(263)
frontdoor Inc *	(200)	(8)
GameStop Corp, Cl A *	(400)	(70)
Gap Inc/The	(2,100)	(48)
Garmin Ltd	(4,599)	(715)
General Motors Co *	(68,874)	(3,630)
Gentex Corp	(13,688)	(451)
Gentherm Inc *	(1,500)	(121)
Genuine Parts Co	(1,935)	(235)
G-III Apparel Group Ltd *	(900)	(26)
Goodyear Tire & Rubber Co/The *	(13,804)	(244)
GoPro Inc, Cl A *	(1,939)	(18)
Grand Canyon Education Inc *	(455)	(40)
H&R Block Inc	(800)	(20)
Hanesbrands Inc	(9,891)	(170)
Harley-Davidson Inc, Cl A	(7,877)	(288)
Hasbro Inc	(4,210)	(376)
Helen of Troy Ltd *	(864)	(194)
Hilton Grand Vacations Inc *	(1,900)	(90)
Hilton Worldwide Holdings Inc *	(5,811)	(768)
Home Depot Inc/The	(8,979)	(2,948)
Installed Building Products Inc	(878)	(94)
iRobot *	(747)	(59)
Jack in the Box Inc	(613)	(60)
Johnson Outdoors Inc, Cl A	(205)	(22)
KB Home	(3,035)	(118)
Kohl’s Corp	(1,500)	(71)
Kontoor Brands Inc	(1,300)	(65)
Las Vegas Sands Corp *	(6,759)	(247)
Laureate Education Inc, Cl A *	(900)	(15)
La-Z-Boy Inc, Cl Z	(377)	(12)
LCI Industries	(1,212)	(163)

308	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Lear Corp	(2,964)	$(464)
Leggett & Platt Inc	(4,876)	(219)
Lennar Corp, Cl A	(7,601)	(712)
Lennar Corp, Cl B	(600)	(47)
LGI Homes Inc *	(672)	(95)
Lithia Motors Inc, Cl A	(200)	(63)
LKQ Corp *	(3,705)	(186)
Lowe’s Cos Inc	(6,296)	(1,277)
Lululemon Athletica Inc *	(3,072)	(1,243)
M/I Homes Inc *	(738)	(43)
Macy’s Inc	(2,700)	(61)
Malibu Boats Inc, Cl A *	(1,100)	(77)
Marriott International Inc/MD, Cl A *	(5,041)	(747)
Marriott Vacations Worldwide Corp	(770)	(121)
Mattel Inc *	(10,669)	(198)
McDonald’s Corp	(13,994)	(3,374)
MDC Holdings Inc	(2,585)	(121)
Meritage Homes Corp *	(1,303)	(126)
MGM Resorts International	(7,587)	(327)
Mohawk Industries Inc *	(1,666)	(296)
Murphy USA Inc	(100)	(17)
Newell Brands Inc, Cl B	(11,337)	(251)
NIKE Inc, Cl B	(32,211)	(4,678)
Nordstrom Inc *	(1,500)	(40)
Norwegian Cruise Line Holdings Ltd *	(6,038)	(161)
NVR Inc *	(117)	(561)
Ollie’s Bargain Outlet Holdings Inc *	(522)	(32)
O’Reilly Automotive Inc *	(562)	(343)
Overstock.com *	(600)	(47)
Papa John’s International Inc, Cl A	(538)	(68)
Patrick Industries Inc	(1,000)	(83)
Peloton Interactive Inc, Cl A *	(6,961)	(606)
Penn National Gaming Inc *	(3,039)	(220)
Planet Fitness Inc, Cl A *	(1,899)	(149)
Polaris Inc	(1,713)	(205)
Pool Corp	(350)	(152)
PulteGroup Inc	(8,136)	(374)
PVH Corp *	(2,163)	(222)
QuantumScape, Cl A *	(3,200)	(79)
Qurate Retail Inc	(1,700)	(17)
Ralph Lauren Corp, Cl A	(1,250)	(139)
RH *	(200)	(133)
Ross Stores Inc	(2,967)	(323)
Royal Caribbean Cruises Ltd *	(3,553)	(316)
Scientific Games Corp, Cl A *	(1,862)	(155)
SeaWorld Entertainment Inc *	(900)	(50)
Service Corp International/US	(4,226)	(255)
Shake Shack Inc, Cl A *	(500)	(39)
Six Flags Entertainment Corp *	(606)	(26)
Skechers USA Inc, Cl A *	(3,608)	(152)
Skyline Champion Corp *	(850)	(51)
Smith & Wesson Brands Inc	(2,099)	(44)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Sonos Inc *	(2,896)	$(94)
Stamps.com Inc *	(100)	(33)
Standard Motor Products Inc	(2,395)	(105)
Starbucks Corp	(21,505)	(2,372)
Steven Madden Ltd	(2,500)	(100)
Stitch Fix Inc, Cl A *	(400)	(16)
Stoneridge Inc *	(1,630)	(33)
Strategic Education Inc	(360)	(25)
Stride *	(1,700)	(61)
Sturm Ruger & Co Inc	(399)	(30)
Tapestry Inc	(7,526)	(279)
Target Corp, Cl A	(4,423)	(1,012)
Taylor Morrison Home Corp, Cl A *	(5,241)	(135)
Tempur Sealy International Inc	(5,044)	(234)
Tenneco Inc, Cl A *	(2,537)	(36)
Terminix Global Holdings Inc *	(2,643)	(110)
Tesla Inc *	(8,298)	(6,435)
Texas Roadhouse Inc, Cl A	(1,228)	(112)
Thor Industries Inc	(2,425)	(298)
TJX Cos Inc/The	(9,675)	(638)
Toll Brothers Inc	(3,749)	(207)
TopBuild Corp *	(1,182)	(242)
Tractor Supply Co	(817)	(166)
Travel + Leisure Co	(2,439)	(133)
Tri Pointe Homes Inc *	(4,220)	(89)
Tupperware Brands Corp *	(1,800)	(38)
Ulta Beauty Inc *	(388)	(140)
Under Armour Inc, Cl A *	(4,425)	(89)
Under Armour Inc, Cl C *	(6,679)	(117)
Vail Resorts Inc	(847)	(283)
VF Corp	(9,642)	(646)
Victoria’s Secret *	(660)	(37)
Vista Outdoor Inc *	(2,340)	(94)
Visteon Corp *	(1,622)	(153)
Wayfair Inc, Cl A *	(576)	(147)
Wendy’s Co/The	(4,028)	(87)
Whirlpool Corp	(1,865)	(380)
Williams-Sonoma Inc	(629)	(112)
Wingstop Inc, Cl A	(600)	(98)
Winnebago Industries	(1,503)	(109)
Wolverine World Wide Inc	(2,146)	(64)
Workhorse Group Inc *	(4,100)	(31)
WW International Inc *	(1,400)	(26)
Wyndham Hotels & Resorts Inc	(2,096)	(162)
Wynn Resorts Ltd *	(1,949)	(165)
XPEL Inc *	(600)	(46)
YETI Holdings Inc *	(2,069)	(177)
Yum China Holdings Inc	(7,082)	(412)
Yum! Brands Inc	(5,798)	(709)

		(69,464)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	309

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)

Information Technology — (2.3)%
Advanced Micro Devices Inc *	(4,822)	$(496)
Amphenol Corp, Cl A	(3,984)	(292)
Analog Devices Inc	(1,210)	(203)
Apple Inc	(40,364)	(5,711)
Applied Materials Inc	(4,232)	(545)
Arista Networks Inc *	(444)	(153)
Arrow Electronics Inc, Cl A *	(1,002)	(113)
Broadcom Inc	(1,952)	(947)
CDW Corp/DE	(1,105)	(201)
Ciena Corp *	(1,100)	(56)
Cisco Systems Inc/Delaware	(21,347)	(1,162)
Cognex Corp	(1,068)	(86)
Corning Inc, Cl B	(5,402)	(197)
Dell Technologies Inc, Cl C *	(1,524)	(159)
Enphase Energy Inc *	(429)	(64)
Entegris Inc	(600)	(76)
ePlus Inc *	(200)	(21)
F5 Networks Inc, Cl A *	(397)	(79)
Fabrinet *	(590)	(60)
Hewlett Packard Enterprise Co	(10,554)	(150)
HP Inc	(7,155)	(196)
II-VI Inc *	(482)	(29)
Intel Corp	(18,353)	(978)
Jabil Inc	(1,722)	(100)
Juniper Networks Inc	(591)	(16)
Keysight Technologies Inc *	(1,153)	(189)
KLA Corp	(722)	(242)
Lam Research Corp	(718)	(409)
Lumentum Holdings Inc *	(200)	(17)
Marvell Technology	(4,095)	(247)
Microchip Technology Inc	(1,143)	(175)
Micron Technology Inc	(5,149)	(365)
MKS Instruments Inc	(476)	(72)
Monolithic Power Systems Inc	(322)	(156)
Motorola Solutions Inc	(1,157)	(269)
NetApp Inc	(1,554)	(139)
Novanta Inc *	(200)	(31)
NVIDIA Corp	(10,392)	(2,153)
NXP Semiconductors NV	(800)	(157)
ON Semiconductor Corp *	(623)	(29)
Pure Storage Inc, Cl A *	(1,188)	(30)
Qorvo Inc *	(461)	(77)
QUALCOMM Inc	(5,020)	(647)
Skyworks Solutions Inc	(1,100)	(181)
Super Micro Computer Inc *	(1,052)	(38)
SYNNEX Corp	(500)	(52)
Teradyne Inc	(1,129)	(123)
Texas Instruments Inc	(4,807)	(924)
Trimble Inc *	(1,124)	(92)
Universal Display Corp	(154)	(26)
Western Digital Corp *	(1,686)	(95)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Xerox Holdings Corp	(1,149)	$(23)
Xilinx Inc	(896)	(135)
Zebra Technologies Corp, Cl A *	(261)	(135)

		(19,318)

Materials — (1.2)%
Air Products and Chemicals Inc	(3,014)	(772)
Albemarle Corp	(1,162)	(254)
Alcoa Corp *	(1,900)	(93)
AptarGroup Inc	(900)	(107)
Avery Dennison Corp	(1,028)	(213)
Axalta Coating Systems Ltd *	(2,527)	(74)
Ball Corp	(3,904)	(351)
Berry Global Group Inc *	(2,302)	(140)
Celanese Corp, Cl A	(1,372)	(207)
CF Industries Holdings Inc	(1,841)	(103)
Chemours Co/The	(2,300)	(67)
Cleveland-Cliffs Inc *	(5,000)	(99)
Commercial Metals Co, Cl A	(1,331)	(41)
Corteva Inc	(8,428)	(355)
Crown Holdings Inc	(1,763)	(178)
Dow Inc	(8,384)	(483)
DuPont de Nemours Inc	(5,893)	(401)
Eastman Chemical Co	(1,491)	(150)
Ecolab Inc	(3,021)	(630)
Element Solutions Inc	(900)	(19)
FMC Corp	(2,033)	(186)
Freeport-McMoRan Inc, Cl B	(15,797)	(514)
Graphic Packaging Holding Co	(2,560)	(49)
Hecla Mining Co	(3,195)	(18)
Huntsman Corp	(1,331)	(39)
International Flavors & Fragrances Inc	(2,207)	(295)
International Paper Co	(4,993)	(279)
Louisiana-Pacific Corp	(1,326)	(81)
LyondellBasell Industries NV, Cl A	(3,115)	(292)
Martin Marietta Materials Inc, Cl A	(473)	(162)
Mosaic Co/The	(3,039)	(109)
Newmont Corp	(9,615)	(522)
Nucor Corp	(3,465)	(341)
Olin Corp	(1,100)	(53)
Packaging Corp of America	(1,302)	(179)
PPG Industries Inc	(2,862)	(409)
Reliance Steel & Aluminum Co	(1,319)	(188)
Royal Gold Inc, Cl A	(1,000)	(95)
RPM International Inc	(2,128)	(165)
Scotts Miracle-Gro Co/The, Cl A	(600)	(88)
Sealed Air Corp	(1,752)	(96)
Sherwin-Williams Co/The, Cl A	(2,712)	(759)
Sonoco Products Co	(512)	(30)
Southern Copper Corp	(1,175)	(66)
Steel Dynamics Inc	(2,854)	(167)
United States Steel Corp	(3,100)	(68)

310	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Valvoline Inc	(1,500)	$(47)
Vulcan Materials Co	(1,221)	(207)
Westrock Co	(3,554)	(177)

		(10,418)

Total Common Stock Sold Short (Proceeds $77,495) ($ Thousands)		(103,871)

FOREIGN COMMON STOCK SOLD SHORT— (0.3)%

United Kingdom — (0.3)%
Adient PLC *	(3,718)	(154)
Amcor PLC	(22,368)	(259)
Aptiv PLC *	(13,562)	(2,021)

Total Foreign Common Stock Sold Short (Proceeds $1,925) ($ Thousands)		(2,434)

Total Investments Sold Short — (12.5)% (Proceeds $79,420) ($ Thousands)		$(106,305)

	Contracts

PURCHASED OPTIONS* — 0.3%
Total Purchased Options (H) (Cost $1,620) ($ Thousands)	408	$2,117

WRITTEN OPTIONS* — (0.2)%
Total Written Options (H) (Premiums Received $536) ($ Thousands)	(374)	$(1,495)

A list of open exchange traded options contracts for the Fund at September 30, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
December 2021, Coffee ‘C’ Future*(A)	13	$22	$155.00	11/20/2021	$2
October 2021, LEAD LME*(A)	30	38	2,250.00	10/16/2021	79
October 2021, Live Cattle Futures*(A)	39	32	122.00	10/16/2021	23

		92			104

Call Options
December 2021, Cotton*(A)	40	$222	80.00	11/20/2021	$518
December 2021, Crude Oil IPE Future*(A)	25	49	80.00	10/16/2021	50
March 2022, Crude Oil IPE Future*(A)	68	81	85.00	1/22/2022	163
December 2021, Gold Futures*(A)	28	369	1,695.00	11/20/2021	221
January 2022, Natural Gas Future*(A)	34	143	5.00	12/18/2021	580

SEI Institutional Managed Trust / Annual Report / September 30, 2021	311

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS (continued)
March 20Y , Primary Aluminum*(A)	54	$232	$2,400.00	10/16/2021	$439
March 20Y , Primary Aluminum*(A)	27	22	2,850.00	10/16/2021	28
November 2021, Soy Bean Future*(A)	50	410	1,300.00	10/16/2021	14

		1,528			2,013

Total Purchased Options		$1,620			$2,117

WRITTEN OPTIONS — 0.0%

Put Options
December 2021, Crude Oil IPE Future*(A)	(5)	$(6)	60.00	10/16/21	$–
December 2021, Crude Oil IPE Future*(A)	(1)	(2)	74.50	10/16/21	(1)
October 2021, Live Cattle Futures*(A)	(44)	(12)	115.00	10/16/21	(1)
January 2022, Natural Gas Future*(A)	(12)	(23)	3.50	12/18/21	(9)

		(43)			(11)

Call Options
December 2021, Coffee ‘C’ Future*(A)	(13)	$(22)	300.00	11/20/21	$(1)
December 2021, Cotton*(A)	(40)	(34)	105.00	11/20/21	(111)
December 2021, Crude Oil IPE Future*(A)	(5)	(3)	90.00	10/16/21	(2)
March 2022, Crude Oil IPE Future*(A)	(68)	(30)	100.00	01/22/22	(35)
December 2021, Gold Futures*(A)	(14)	(12)	2,000.00	11/20/21	(2)
October 2021, LEAD LME*(A)	(30)	(42)	2,350.00	10/16/21	(1)
January 2022, Natural Gas Future*(A)	(14)	(78)	4.20	12/18/21	(298)
January 2022, Natural Gas Future*(A)	(68)	(165)	7.00	12/18/21	(713)
March 2022, Natural Gas Future*(A)	(13)	(83)	3.85	02/19/22	(273)
March 20Y , Primary Aluminum*(A)	(27)	(10)	2,800.00	10/16/21	(48)
November 2021, Soy Bean Future*(A)	(20)	(14)	1,800.00	10/16/21	–

		(493)			(1,484)

Total Written Options		$(536)			$(1,495)

†† Represents Cost

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Brent Crude(A)	131	Dec-2021	$9,386	$10,156	$771
Coffee C(A)	12	Dec-2021	876	873	(3)
Coffee C(A)	35	Dec-2021	2,444	2,546	102
Copper(A)	32	May-2022	3,427	3,250	(177)
Copper(A)	70	Jan-2022	7,562	7,156	(406)
Corn(A)	134	Dec-2021	3,664	3,596	(68)
Corn(A)	220	Dec-2021	5,798	5,904	106
Cotton No. 2(A)	2	Dec-2021	102	106	4
Cotton No. 2(A)	14	Mar-2022	704	727	23
Gasoline(A)	7	Jan-2022	592	629	37
Gasoline(A)	5	Oct-2021	430	461	31
Gold(A)	55	Jan-2022	9,963	9,663	(300)
Heating Oil(A)	20	Oct-2021	1,755	1,964	209
ICE White Sugar(A)	39	Nov-2021	966	1,000	34
KC HRW Wheat(A)	55	Dec-2021	1,949	2,012	63
Lean Hogs(A)	35	Dec-2021	1,052	1,196	143
Live Cattle(A)	22	Nov-2021	1,067	1,061	(6)

312	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Live Cattle(A)	51	Jan-2022	$2,620	$2,565	$(55)
LME Lead(A)	69	Oct-2021	3,972	3,637	(334)
LME Nickel(A)	15	Nov-2021	1,727	1,615	(112)
LME Nickel(A)	14	Dec-2021	1,619	1,507	(112)
LME Primary Aluminum(A)	76	Dec-2021	5,210	5,429	218
LME Zinc(A)	3	Dec-2021	223	224	1
Low Sulphur Gasoil(A)	81	Nov-2021	4,739	5,472	732
Low Sulphur Gasoil(A)	61	Jan-2022	3,632	4,067	435
Natural Gas(A)	153	Jan-2022	6,412	9,292	2,879
Natural Gas(A)	46	Oct-2021	1,973	2,699	726
Natural Gas(A)	15	Nov-2021	746	899	153
Natural Gas(A)	6	Apr-2022	225	240	15
NY Harbor ULSD(A)	48	Jan-2022	4,281	4,681	400
NY Harbor ULSD(A)	17	Nov-2021	1,450	1,670	220
Platinum(A)	6	Jan-2022	290	289	(1)
Silver(A)	19	Jan-2022	2,220	2,094	(126)
Soybean(A)	46	Nov-2021	3,205	2,889	(316)
Soybean Meal(A)	59	Dec-2021	2,329	1,939	(389)
Soybean Oil(A)	12	Jan-2022	433	422	(11)
Soybean Oil(A)	74	Dec-2021	2,897	2,606	(291)
Sugar No. 11(A)	364	Mar-2022	8,056	8,292	236
Wheat(A)	52	Dec-2021	1,933	1,886	(46)
WTI Crude Oil(A)	115	May-2022	7,759	8,182	424
WTI Crude Oil(A)	107	Oct-2021	7,312	8,028	716

			127,000	132,924	5,925

Short Contracts
90-Day Euro$	(65)	Mar-2022	$(16,222)	$(16,226)	$(4)
90-Day Euro$	(30)	Sep-2022	(7,475)	(7,476)	(2)
Cotton No. 2(A)	(13)	Dec-2021	(601)	(688)	(87)
Feeder Cattle(A)	(12)	Nov-2021	(975)	(917)	57
Feeder Cattle(A)	(11)	Jan-2022	(894)	(848)	47
Lean Hogs(A)	(2)	Feb-2022	(69)	(70)	(1)
Lean Hogs(A)	(22)	Dec-2021	(652)	(752)	(99)
Live Cattle(A)	(7)	Mar-2022	(386)	(366)	20
LME Lead(A)	(15)	Dec-2021	(828)	(786)	42
LME Primary Aluminum(A)	(11)	Oct-2021	(798)	(784)	15
MSCI EAFE Index	(108)	Dec-2021	(12,822)	(12,242)	580
NYMEX Cocoa(A)	(151)	Dec-2021	(3,931)	(4,005)	(73)
Palladium(A)	(9)	Jan-2022	(2,293)	(1,710)	583
S&P 500 Index E-MINI	(112)	Dec-2021	(24,913)	(24,067)	846
Silver(A)	(18)	Jan-2022	(2,035)	(1,984)	50
Silver(A)	(1)	Apr-2022	(108)	(110)	(3)
Soybean(A)	(8)	Nov-2021	(514)	(502)	11
Soybean Meal(A)	(3)	Jan-2022	(103)	(99)	3
Soybean Meal(A)	(43)	Dec-2021	(1,462)	(1,413)	49
Soybean Oil(A)	(23)	Dec-2021	(806)	(810)	(4)
U.S. 2-Year Treasury Note	(200)	Jan-2022	(44,035)	(44,011)	24
U.S. 5-Year Treasury Note	(423)	Jan-2022	(52,208)	(51,920)	288
U.S. Ultra Long Treasury Bond	(26)	Dec-2021	(5,110)	(4,968)	142
Ultra 10-Year U.S. Treasury Note	(3)	Dec-2021	(436)	(436)	–
Wheat(A)	(8)	Dec-2021	(275)	(290)	(15)
Wheat(A)	(2)	Mar-2022	(69)	(74)	(4)
WTI Crude Oil(A)	(35)	Nov-2021	(2,390)	(2,615)	(225)

			(182,410)	(180,169)	2,240

			$(55,410)	$(47,245)	$8,165

SEI Institutional Managed Trust / Annual Report / September 30, 2021	313

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	11/19/21	CAD	13,494	USD	10,596	$(56)
Brown Brothers Harriman	10/13/21	SEK	2,794	USD	324	4
Brown Brothers Harriman	11/09/21	USD	292	AUD	391	(9)
Brown Brothers Harriman	11/09/21	AUD	517	USD	373	—
Citigroup	11/09/21	AUD	10,807	USD	7,788	(18)
Deutsche Bank	11/08/21	EUR	688	USD	818	19
Deutsche Bank	12/15/21	USD	3,930	RUB	289,618	(9)
Goldman Sachs	12/22/21	MYR	5,201	USD	1,251	10
Societe Generale	10/13/21	SEK	83,897	USD	9,748	157

						$98

A list of the open OTC swap agreements held by the Fund at September 30, 2021 is as follows:

	Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	$245	$19	$16	$3
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	257	20	17	3
Citibank	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	258	20	17	3
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(9)	(4)	(5)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(89)	(25)	(11)	(14)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(9)	(4)	(5)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(7)	(2)	(1)	(1)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(20)	(6)	(3)	(3)
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(106)	(30)	(13)	(17)
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(3)	(1)	—	(1)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(9)	(4)	(5)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(45)	(13)	(6)	(7)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(57)	(24)	(33)
Citibank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(28)	(8)	(4)	(4)
Goldman Sachs	CMBX.BBB.9	Buy	3.00%	Monthly	09/17/2058	518	40	89	(49)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(435)	(124)	(30)	(94)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(261)	(74)	(16)	(58)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(42)	(12)	(2)	(10)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(1,093)	(311)	(70)	(241)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(227)	(65)	(14)	(51)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	12/31/2049	(812)	(231)	(48)	(183)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(57)	(19)	(38)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(5)	(1)	(1)	—
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(46)	(13)	(5)	(8)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(66)	(19)	(7)	(12)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(93)	(26)	(10)	(16)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(49)	(14)	(5)	(9)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(46)	(13)	(4)	(9)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(93)	(26)	(10)	(16)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(112)	(32)	(12)	(20)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(222)	(63)	(23)	(40)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(113)	(32)	(12)	(20)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(329)	(93)	(43)	(50)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(198)	(56)	(31)	(25)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(276)	(78)	(44)	(34)

314	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(194)	$(55)	$(16)	$(39)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(16)	(5)	(1)	(4)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(9)	(3)	(6)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(9)	(3)	(6)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(21)	(6)	(2)	(4)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(18)	(5)	(2)	(3)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(60)	(17)	(7)	(10)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(65)	(18)	(7)	(11)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(503)	(143)	(59)	(84)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(175)	(50)	(21)	(29)
CGG	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(9)	(4)	(5)
Citibank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(30)	(9)	(4)	(5)
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	42	111	(69)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	42	110	(68)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	553	42	110	(68)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,782	137	356	(219)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	891	68	175	(107)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	45	3	9	(6)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	43	3	9	(6)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	523	40	40	—
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	80	72	8
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	594	46	40	6
JPMorgan Chase	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	184	15	37	(22)
Morgan Stanley	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	276	21	53	(32)
Citibank	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	80	75	5
Credit Suisse	CMBX-A-.6	Sell	2.00%	Monthly	05/11/2063	(1,305)	(136)	(28)	(108)

							$(1,262)	$699	$(1,961)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Macquarie Bank Limited(A)	MACQUARIE COMMODITY PRODUCT 251E	0.33%	MACQUARIE COMMODITY PRODUCT 251E	Monthly	10/02/2021	USD	(2,423)	$(6)	$–	$(6)

Macquarie Bank Limited(A)	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 9 BPS	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Monthly	10/06/2021	USD	(12,313)	831	–	831

Merrill Lynch(A)	BofA Merrill Lynch Commodity MLBXCS3T Tot Ret	3-Month U.S. Treasury rate plus 11 BPS	BofA Merrill Lynch Commodity MLBXCS3T Tot Ret	Monthly	10/02/2021	USD	(3,157)	2	–	2

Merrill Lynch(A)	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Monthly	10/06/2021	USD	(14,656)	988	–	988

Merrill Lynch(A)	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 12 BPS	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	Monthly	10/06/2021	USD	(2,096)	139	–	139

Morgan Stanley	IBOXX$ LIQUID HIGH YIELD INDEX	INDEX RETURN	IBOXX$ LIQUID HIGH YIELD INDEX	Annually	12/20/2021	USD	16,070	–	–	–

Societe Generale(A)	SOCIETE GENERALE COMMODITIES CUSTOM ALPHA 061	0.35%	SOCIETE GENERALE COMMODITIES CUSTOM ALPHA 061	Monthly	10/02/2021	USD	(5,480)	26	–	26

Societe Generale(A)	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	BLOOMBERG COMMODITY INDEX TOTAL RETURN	Monthly	10/06/2021	USD	(8,972)	605	–	605

SEI Institutional Managed Trust / Annual Report / September 30, 2021	315

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Continued)

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Societe Generale(A)	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	US T-BILL HIGH DISCOUNT RATE + 14 BPS	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TR	Monthly	10/06/2021	USD	(2,284)	$153	$–	$153

								$2,738	$–	$2,738

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
China	Buy	1.00%	Quarterly	12/20/2026	$79,410	$ (1,767)	$ (1,845)	$78
China	Buy	1.00%	Quarterly	06/20/2026	21,400	(579)	(656)	77
China	Sell	1.00%	Quarterly	06/20/2026	(21,400)	579	612	(33)
China	Buy	1.00%	Quarterly	12/20/2026	21,400	(583)	(618)	35
Malaysia	Buy	1.00%	Quarterly	06/20/2026	39,000	(961)	(1,010)	49
Malaysia	Sell	1.00%	Quarterly	06/20/2026	(39,000)	961	956	5
Malaysia	Buy	1.00%	Quarterly	12/20/2026	39,000	(964)	(952)	(12)

						$ (3,314)	$ (3,513)	$199

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
-0.016%	3-MONTH SEK - STIBOR	Annually	08/30/2024	SEK	153,850	$(203)	$–	$(203)
3-MONTH USD - LIBOR	2.631%	Quarterly	11/10/2035	USD	1,190	(138)	–	(138)
USD CPI	USD @ 2.519%	Annually	09/07/2031	USD	7,390	91	–	91
3 MONTH USD - LIBOR	1.616%	Quarterly	05/21/2031	USD	18,720	(160)	–	(160)
3-MONTH USD - LIBOR	1.593%	Quarterly	09/27/2029	USD	2,230	(27)	–	(27)
3-MONTH USD - LIBOR	2.149%	Quarterly	06/04/2029	USD	4,220	(232)	–	(232)
3-MONTH USD - LIBOR	2.354%	Quarterly	07/12/2027	USD	1,075	(70)	–	(70)
3-MONTH USD - LIBOR	0.557%	Quarterly	06/05/2027	USD	15,800	554	–	554
3-MONTH USD - LIBOR	2.440%	Quarterly	04/04/2027	USD	10,400	(716)	–	(716)
CAD @ 2.297%	CDOR 3-Month	Semi-Annually	03/03/2051	CAD	592	10	–	10
USD @ 3.146%	USD CPI	Annually	01/15/2027	USD	6,000	131	–	131
3-MONTH USD - LIBOR	1.660%	Quarterly	11/08/2026	USD	1,490	(42)	–	(42)
3-MONTH USD - LIBOR	1.600%	Quarterly	10/25/2026	USD	6,110	(154)	–	(154)
USD @ 0.000%	USD CPI	Annually	09/07/2026	USD	7,390	(56)	–	(56)
3-MONTH USD - LIBOR	2.293%	Quarterly	08/04/2025	USD	2,717	(148)	–	(148)
3-MONTH USD - LIBOR	2.490%	Quarterly	06/09/2025	USD	1,710	(104)	–	(104)
2.310%	3 MONTH USD - LIBOR	Quarterly	05/18/2025	USD	2,820	(152)	–	(152)
3-MONTH USD - LIBOR	1.990%	Semi- Annually	04/21/2025	USD	–	–	–	–
3-MONTH USD - LIBOR	1.990%	Quarterly	04/21/2025	USD	2,760	(117)	–	(117)
3-MONTH USD - LIBOR	1.670%	Quarterly	11/09/2026	USD	1,490	(44)	–	(44)
CAD @ 2.332%	CDOR 3-Month	Semi- Annually	03/04/2051	CAD	1,870	9	–	9

						(1,568)	–	(1,568)

316	SEI Institutional Managed Trust / Annual Report / September 30, 2021

A list of the open reverse repurchase agreements held by the Fund at September 30, 2021 is as follows:

		Multi-Asset Real Return Fund
Principal Amount ($ Thousands)	Counterparty		Value ($ Thousands)
$(3,728)		0.12%	$(3,728)
(5,731)		0.12%	(5,731)
(10,180)		0.12%	(10,180)
(17,413)		0.12%	(17,413)
(3,442)		0.12%	(3,442)
(5,125)		0.09%	(5,125)
(5,733)		0.12%	(5,733)
(11,300)		0.12%	(11,300)
(20,497)		0.09%	(20,497)
(20,859)		0.12%	(20,859)
(30,625)		0.12%	(30,625)
(50,224)		0.12%	(50,224)

			$(184,857)

Percentages are based on Net Assets of $847,784 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2021.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $92,302 ($ Thousands), representing 10.9% of the Net Assets of the Fund.

(D)	Security is in default on interest payment.

(E)	Perpetual security with no stated maturity date.

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(G)	No interest rate available.

(H)	Refer to table below for details on Options Contracts.

(I)	Security, or portion thereof, has been pledged as collateral on securities sold short.

(J)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements.

(K)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $65 ($ Thousands) and represented 0.01% of the Net Assets of the Fund.

AUD — Australian Dollar

BPs — Basis Points

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

Cl — Class

CLO — Collateralized Loan Obligation

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

OTC — Over The Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

SOFR30A — Secured Overnight Financing Rate 30-day Average

STACR — Structured Agency Credit Risk

STIBOR — Stockholm Interbank Offered Rate

TBA — To Be Announced

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	475,960	–	475,960
Common Stock	240,042	–	–	240,042
Corporate Obligations	–	95,708	–	95,708
Mortgage-Backed Securities	–	79,123	–	79,123
U.S. Government Agency Obligations	–	40,573	–	40,573
Asset-Backed Securities	–	22,165	–	22,165
Sovereign Debt	–	7,174	–	7,174
Foreign Common Stock	2,609	–	–	2,609
Municipal Bonds	–	2,205	–	2,205
Preferred Stock	–	1	–	1

Total Investments in Securities	242,651	722,909	–	965,560

Securities Sold Short
Common Stock	(103,871)	–	–	(103,871)
Foreign Common Stock	(2,434)	–	–	(2,434)

Total Securities Sold Short	(106,305)	–	–	(106,305)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	317

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Inflation Managed Fund (Concluded)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	2,117	–	–	2,117
Written Options	(1,495)	–	–	(1,495)
Futures Contracts*
Unrealized Appreciation	11,435	–	–	11,435
Unrealized Depreciation	(3,270)	–	–	(3,270)
Forwards Contracts*
Unrealized Appreciation	–	190	–	190
Unrealized Depreciation	–	(92)	–	(92)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	28	–	28
Unrealized Depreciation	–	(1,989)	–	(1,989)
Total Return Swaps*
Unrealized Appreciation	–	2,744	–	2,744
Unrealized Depreciation	–	(6)	–	(6)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	244	–	244
Unrealized Depreciation	–	(45)	–	(45)
Interest Rate Swaps*
Unrealized Appreciation	–	795	–	795
Unrealized Depreciation	–	(2,363)	–	(2,363)
Reverse Repurchase Agreements	–	(184,857)	–	(184,857)

Total Other Financial Instruments	8,787	(185,351)	–	(176,564)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

318	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Capital Stability Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (A) — 14.9%
Brookfield Infrastructure Holding
0.250%, 10/26/2021	$7,500	$7,499
0.230%, 10/21/2021	5,500	5,499
Centennial Energy Holding
0.400%, 10/19/2021	13,300	13,299
CNPC Finance HK
0.310%, 10/29/2021	13,300	13,299
Edison International
0.350%, 10/19/2021	8,000	7,999
0.340%, 10/15/2021	4,500	4,500
General Motors Financial
0.340%, 10/13/2021	10,000	9,999
International Flavors & Fragrances
0.350%, 12/21/2021	13,350	13,344
Romulus Funding
0.270%, 10/18/2021	13,500	13,497
Viatris
0.330%, 10/22/2021	13,350	13,347
VW Credit
0.350%, 11/05/2021	5,000	4,999

Total Commercial Paper (Cost $107,272) ($ Thousands)		107,281

	Shares

EXCHANGE TRADED FUNDS — 9.2%
Italy — 0.0%
Lyxor FTSE MIB UCITS ETF	4,800	139

United States — 9.2%
Energy Select Sector SPDR Fund	12,731	663
Financial Select Sector SPDR Fund	6,381	240
Industrial Select Sector SPDR Fund	2,532	248
Invesco QQQ Trust Series, Ser 1	5,200	1,861
iShares Core S&P 500 ETF	75,175	32,387
iShares MSCI Hong Kong ETF	6,107	146
Materials Select Sector SPDR Fund	9,217	729
SPDR S&P Homebuilders ETF	2,335	168
Vanguard Health Care ETF	1,013	250
Vanguard Intermediate-Term Corporate Bond ETF	30,775	2,905
Vanguard Long-Term Corporate Bond ETF	36,730	3,878
Vanguard S&P 500 ETF	54,498	21,494
Vanguard Small-Capital ETF	4,449	973
WisdomTree Japan Hedged Equity Fund	3,982	252

Description	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUNDS (continued)
Xtrackers Harvest CSI 300 China A-Shares ETF	2,574	$98

		66,292

Total Exchange Traded Funds (Cost $46,721) ($ Thousands)		66,431

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 8.6%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	$1,074	1,497
3.625%, 04/15/2028	620	829
3.375%, 04/15/2032	215	315
2.500%, 01/15/2029	672	860
2.375%, 01/15/2025	1,237	1,421
2.375%, 01/15/2027	639	777
2.125%, 02/15/2040	553	824
2.125%, 02/15/2041	463	697
2.000%, 01/15/2026	263	306
1.750%, 01/15/2028	877	1,055
1.375%, 02/15/2044	1,162	1,595
1.000%, 02/15/2046	568	739
1.000%, 02/15/2048	520	690
1.000%, 02/15/2049	440	589
0.875%, 01/15/2029	1,141	1,318
0.875%, 02/15/2047	678	868
0.750%, 07/15/2028	1,363	1,561
0.750%, 02/15/2042	736	896
0.750%, 02/15/2045	1,052	1,293
0.625%, 04/15/2023	1,606	1,680
0.625%, 01/15/2024	1,907	2,034
0.625%, 01/15/2026	2,032	2,243
0.625%, 02/15/2043	725	864
0.500%, 04/15/2024	1,130	1,207
0.500%, 01/15/2028	1,756	1,966
0.375%, 07/15/2023	3,219	3,391
0.375%, 07/15/2025	1,773	1,935
0.375%, 01/15/2027	2,008	2,217
0.375%, 07/15/2027	1,686	1,876
0.250%, 01/15/2025	2,104	2,261
0.250%, 07/15/2029	1,510	1,679
0.250%, 02/15/2050	754	849
0.125%, 01/15/2023	935	966
0.125%, 07/15/2024	1,881	2,008
0.125%, 10/15/2024	2,305	2,465
0.125%, 04/15/2025	1,875	2,011
0.125%, 10/15/2025	891	964
0.125%, 10/15/2025	719	778
0.125%, 04/15/2026	736	797
0.125%, 07/15/2026	1,521	1,659
0.125%, 01/15/2030	1,895	2,082

SEI Institutional Managed Trust / Annual Report / September 30, 2021	319

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Capital Stability Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2030		$1,767	$1,948
0.125%, 01/15/2031		1,921	2,108
0.125%, 07/15/2031		1,312	1,444
0.125%, 02/15/2051		755	827

Total U.S. Treasury Obligations (Cost $59,269) ($ Thousands)			62,389

U.S. GOVERNMENT AGENCY OBLIGATION — 3.9%
FHLB
1.375%, 02/17/2023		27,795	28,261

Total U.S. Government Agency Obligation (Cost $28,269) ($ Thousands)			28,261

SOVEREIGN DEBT — 3.2%

Japanese Government CPI Linked Bond
0.100%, 03/10/2026	JPY	1,383,299	12,662
0.100%, 03/10/2027		1,105,895	10,181

Total Sovereign Debt (Cost $24,025) ($ Thousands)			22,843

	Shares

COMMON STOCK — 1.5%

Canada — 0.1%
Bank of Montreal		289	29
Bank of Nova Scotia		943	58
Canadian Pacific Railway		811	53
Manulife Financial		6,832	131

			271

India — 0.0%
ICICI Bank ADR		2,957	56

Sweden — 0.0%
Telefonaktiebolaget LM Ericsson ADR		2,439	27

Switzerland — 0.0%
ABB ADR		1,571	53

United Kingdom — 0.0%
Amcor PLC		2,296	27
GlaxoSmithKline PLC ADR		1,423	54
Royalty Pharma PLC, Cl A		756	27

			108

United States — 1.4%
Communication Services — 0.3%
AT&T Inc		2,152	58
Facebook Inc, Cl A *		1,034	351
Netflix Inc *		137	84
Omnicom Group Inc		402	29
Verizon Communications Inc		1,066	58
Vodafone Group ADR		1,729	27

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Walt Disney Co/The	2,650	$448
World Wrestling Entertainment Inc, Cl A	20,246	1,139

		2,194

Consumer Discretionary — 0.3%
Amazon.com Inc, Cl A *	65	213
Caesars Entertainment Inc *	2,211	248
Carnival Corp *	10,860	272
Dollar Tree Inc *	648	62
General Motors Co *	6,816	359
Las Vegas Sands Corp *	7,485	274
MGM Resorts International	6,936	299
Norwegian Cruise Line Holdings Ltd *	18,661	498
Service Corp International/US	928	56
Target Corp, Cl A	313	72
Vail Resorts Inc	238	80

		2,433

Consumer Staples — 0.1%
Altria Group Inc	1,585	72
Archer-Daniels-Midland Co	490	29
Campbell Soup Co	690	29
Clorox Co/The	767	127
Colgate-Palmolive Co	373	28
Hershey Co/The	164	28
J M Smucker Co/The	467	56
Kellogg Co	924	59
Molson Coors Beverage Co, Cl B	1,232	57
Mondelez International Inc, Cl A	469	27
Monster Beverage Corp *	597	53
Philip Morris International Inc	566	54
Unilever PLC ADR	522	29

		648

Energy — 0.0%
TC Energy	613	29
TotalEnergies ADR	663	32
Williams Cos Inc/The	2,377	62

		123

Financials — 0.2%
Ally Financial Inc	1,109	57
Annaly Capital Management Inc ‡	6,713	57
Apollo Global Management Inc, Cl A	1,226	75
Berkshire Hathaway Inc, Cl B *	351	96
Fidelity National Financial Inc	1,199	54
HSBC Holdings PLC ADR	4,799	125
JPMorgan Chase & Co	485	80
MSCI Inc, Cl A	143	87
Starwood Property Trust Inc ‡	2,256	55
Wells Fargo & Co	8,121	377

		1,063

320	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 0.1%
ABIOMED Inc *	242	$79
BioNTech ADR *	380	104
Bristol-Myers Squibb Co	426	25
Cerner Corp	769	54
Intuitive Surgical Inc *	55	55
Novartis AG ADR	319	26
Novo Nordisk A/S ADR	290	28
Pfizer Inc	638	27
Quest Diagnostics Inc	190	28
Sanofi ADR	1,113	54
Takeda Pharmaceutical ADR	3,449	56
Vertex Pharmaceuticals Inc *	295	53
Viatris Inc, Cl W *	316	4
Zimmer Biomet Holdings Inc	387	57

		650

Industrials — 0.1%
Carrier Global Corp	1,014	53
Caterpillar Inc, Cl A	350	67
Delta Air Lines Inc, Cl A *	4,974	212
Dover Corp	336	52
Fortive Corp	792	56
Howmet Aerospace Inc	2,201	69
Illinois Tool Works Inc	252	52
Masco Corp	1,297	72
Old Dominion Freight Line Inc, Cl A	297	85
Otis Worldwide Corp	634	52
PACCAR Inc	708	56
Southwest Airlines Co, Cl A *	2,147	110
Stanley Black & Decker Inc	305	53

		989

Information Technology — 0.1%
Analog Devices Inc	361	61
Apple Inc	2,941	416
Cisco Systems Inc/Delaware	1,422	77
Leidos Holdings Inc	1,344	129
Micron Technology Inc	946	67
Nuance Communications Inc *	530	29
Oracle Corp, Cl B	961	84
Palo Alto Networks Inc *	207	99

		962

Materials — 0.0%
Corteva Inc	660	28
Ecolab Inc	260	54

		82

Real Estate — 0.1%
Equinix Inc ‡	95	75
Medical Properties Trust Inc ‡	2,779	56
Mid-America Apartment Communities Inc ‡	307	57
National Retail Properties Inc ‡	1,229	53

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Omega Healthcare Investors Inc ‡	1,722	$52
Public Storage ‡	178	53
Realty Income Corp ‡	807	52
SBA Communications Corp, Cl A ‡	239	79
VICI Properties Inc ‡	1,863	53
WP Carey Inc ‡	371	27

		557

Utilities — 0.1%
American Electric Power Co Inc	322	26
American Water Works Co Inc	808	137
Consolidated Edison Inc	382	28
Entergy Corp	519	52
NextEra Energy Inc	683	54
NiSource Inc	2,326	56
Pinnacle West Capital Corp	748	54
PPL Corp	1,978	55
Xcel Energy Inc	437	27

		489

		10,190

Total Common Stock (Cost $9,794) ($ Thousands)		10,705

Total Investments in Securities — 41.3% (Cost $275,350) ($ Thousands)		$297,910

	Contracts

PURCHASED OPTION* — 0.0%
Total Purchased Option (B) (Cost $202) ($ Thousands)	124	$195

WRITTEN OPTION* — (0.0)%
Total Written Option (B) (Premiums Received $130) ($ Thousands)	(124)	$(118)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	321

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Capital Stability Fund (Continued)

A list of open exchange traded options held by the Fund at September 30, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Put Options
SPY UN *	124	$202	$433.00	12/18/2021	$195

Total Purchased Option		$202			$195

WRITTEN OPTION —(0.0)%

Put Options
SPY UN *	(124)	$(130)	412.00	12/18/2021	$(118)

Total Written Option		$(130)			$(118)

†Represents cost.

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Amsterdam Index	4	Oct-2021	$752	$714	$(24)
Australian 10-Year Bond	19	Dec-2021	2,013	1,942	(38)
Australian 3-Year Bond	124	Dec-2021	10,612	10,429	(31)
CAC40 10 Euro Index	7	Oct-2021	548	529	(9)
Canadian 10-Year Bond	119	Dec-2021	13,719	13,447	(253)
DAX Index	1	Dec-2021	463	443	(11)
Euro STOXX 50	50	Dec-2021	2,394	2,346	(33)
FTSE 100 Index	1	Dec-2021	97	95	1
FTSE MIB Index	4	Dec-2021	605	588	(6)
Hang Seng Index	9	Oct-2021	1,397	1,418	21
IBEX	2	Oct-2021	207	204	1
Long Gilt 10-Year Bond	42	Jan-2022	7,401	7,087	(187)
MSCI EAFE Index	126	Dec-2021	14,947	14,282	(665)
MSCI Emerging Markets	164	Dec-2021	10,655	10,214	(441)
NASDAQ 100 Index E-MINI	7	Dec-2021	2,160	2,056	(105)
NASDAQ 100 Index Micro E-MINI	12	Dec-2021	370	352	(18)
Nikkei 225 Index	116	Dec-2021	3,152	3,063	(49)
Nikkei 225 Index	8	Dec-2021	1,159	1,174	15
OMX Stockholm 30	151	Oct-2021	4,026	3,889	(95)
Russell 2000 Index E-MINI	27	Dec-2021	3,019	2,971	(48)
S&P 500 Index E-MINI	13	Dec-2021	2,897	2,794	(104)
S&P Mid Cap 400 Index E-MINI	17	Dec-2021	4,602	4,476	(126)
S&P TSX 60 Index	19	Dec-2021	3,673	3,586	(90)
SPI 200 Index	20	Dec-2021	2,704	2,634	(32)
U.S. 2-Year Treasury Note	183	Jan-2022	40,300	40,270	(30)
U.S. 5-Year Treasury Note	380	Jan-2022	46,937	46,642	(295)
U.S. 10-Year Treasury Note	238	Dec-2021	31,670	31,323	(346)
U.S. Ultra Long Treasury Bond	2	Dec-2021	392	382	(10)

			212,871	209,350	(3,008)

Short Contracts
Euro STOXX 50	(7)	Dec-2021	$(344)	$(328)	$9
FTSE 100 Index	(28)	Dec-2021	(2,713)	(2,671)	(8)
Japanese 10-Year Bond	(11)	Dec-2021	(15,154)	(14,923)	47
MSCI Singapore Index	(18)	Oct-2021	(469)	(469)	–

322	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
S&P 500 Index E-MINI	(68)	Dec-2021	$(14,824)	$(14,612)	$212
SPI 200 Index	(22)	Dec-2021	(2,972)	(2,897)	36

			(36,476)	(35,900)	296

			$176,395	$173,450	$(2,712)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/21/21	USD	1,391	TWD	38,818	$6

Barclays PLC	10/28/21	KRW	536,440	USD	454	1

Barclays PLC	11/10/21	GBP	669	USD	899	(2)

Barclays PLC	11/10/21	USD	926	GBP	669	(25)

Barclays PLC	11/12/21	CLP	385,957	USD	488	15

Barclays PLC	01/27/22	USD	674	IDR	9,772,195	1

BNP Paribas	10/15/21	NZD	7,415	USD	5,158	44

BNP Paribas	10/21/21	USD	349	TWD	9,777	2

BNP Paribas	10/28/21	KRW	783,455	USD	676	15
BNP Paribas	11/09/21	USD	693	AUD	951	(7)

Brown Brothers Harriman	10/07/21	USD	471	THB	15,465	(14)

Brown Brothers Harriman	10/07/21	THB	30,523	USD	919	17

Brown Brothers Harriman	10/13/21	EUR	389	NOK	3,952	2

Brown Brothers Harriman	10/13/21	USD	444	NOK	3,881	—

Brown Brothers Harriman	10/13/21	USD	231	NOK	2,009	(1)

Brown Brothers Harriman	10/13/21	NOK	3,881	USD	432	(13)

Brown Brothers Harriman	10/15/21	USD	234	NZD	335	(3)

Brown Brothers Harriman	10/15/21	NZD	335	USD	231	—
Brown Brothers Harriman	10/28/21	EUR	392	CHF	424	1

Brown Brothers Harriman	10/28/21	CHF	424	USD	470	15

Brown Brothers Harriman	10/28/21	USD	540	CHF	493	(10)

Brown Brothers Harriman	11/08/21	USD	466	EUR	394	(10)

Brown Brothers Harriman	11/08/21	EUR	1,129	USD	1,337	27

Brown Brothers Harriman	11/09/21	AUD	633	USD	461	3

Brown Brothers Harriman	11/10/21	USD	464	SGD	632	2

Brown Brothers Harriman	11/17/21	USD	239	JPY	26,126	(5)

Brown Brothers Harriman	11/19/21	CAD	340	USD	269	—
Brown Brothers Harriman	11/19/21	CAD	1,462	USD	1,143	(12)

Brown Brothers Harriman	11/19/21	USD	2,502	CAD	3,203	26

Brown Brothers Harriman	11/19/21	USD	457	CAD	578	(2)

Brown Brothers Harriman	12/07/21	USD	233	PLN	899	(7)

Brown Brothers Harriman	12/07/21	USD	242	HUF	71,621	(11)

Brown Brothers Harriman	12/07/21	USD	462	CZK	9,928	(9)

Brown Brothers Harriman	12/07/21	PLN	899	USD	230	4
Citigroup	10/08/21	INR	53,763	USD	714	(10)

Citigroup	10/13/21	USD	693	SEK	5,929	(15)

Citigroup	10/21/21	TWD	25,944	USD	930	(3)

Citigroup	10/28/21	USD	466	KRW	544,105	(7)

Citigroup	11/17/21	JPY	10,934,248	USD	99,856	1,810

Citigroup	12/09/21	CNY	4,425	USD	680	(1)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	323

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Deutsche Bank	12/15/21	USD	1,122	RUB	82,680	$(3)

Goldman Sachs	10/21/21	USD	470	TWD	12,985	(3)

Goldman Sachs	10/28/21	CHF	850	USD	927	15

Goldman Sachs	12/09/21	ILS	3,005	USD	939	7

HSBC	11/12/21	USD	485	CLP	385,957	(12)

HSBC	11/19/21	CAD	718	USD	562	(4)

JPMorgan Chase Bank	10/08/21	USD	728	INR	53,763	(4)

JPMorgan Chase Bank	11/10/21	HKD	22,121	USD	2,840	(3)

Morgan Stanley	11/08/21	USD	923	EUR	785	(12)

Morgan Stanley	11/09/21	AUD	4,328	USD	3,123	(3)

Morgan Stanley	11/17/21	JPY	126,012	USD	1,144	14

Morgan Stanley	11/19/21	USD	700	CAD	885	(1)

Societe Generale	10/13/21	SEK	5,933	USD	689	11

Standard Bank	10/21/21	TWD	61,581	USD	2,206	(9)

Standard Bank	10/28/21	USD	1,151	KRW	1,317,549	(38)

UBS	11/17/21	USD	699	JPY	76,341	(14)

						$1,765

A list of the open OTC swap agreements held by the Fund at September 30, 2021 is as follows:

Variance Swaps

Counterparty	Reference Entity/ Obligation	Volatility Strike Price	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	USDJPY VARSWAP Long
Merrill Lynch		6.85%	Quarterly	4/16/2022	USD	35	$(37)	$–	$(37)
Bank of America	USDJPY VARSWAP Long
Merrill Lynch		6.85%	Quarterly	4/16/2022	USD	120	(128)	–	(128)

							$(165)	$–	$(165)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021 is as follows:

Credit Default Swaps

Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.S36V1-5Y	Sell	(220.313)%	Quarterly	06/20/2026	(6,120)	$461	$559	$(98)
CDX.NA.IG.S36V1-5Y	Sell	(208.596)%	Quarterly	06/20/2026	(5,250)	106	121	(15)
ITRAXX.XOVER.S34V1-5Y	Sell	(46.845)%	Quarterly	12/20/2025	(276)	91	33	58
ITRAXX.XOVER.S35V1-5Y	Sell	(70.249)%	Quarterly	06/20/2026	(830)	112	111	1

						$770	$824	$(54)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6M AUD BBSW	1.706%	Semi-Annual	05/07/2031	USD	90	$1	$–	$1
3-MONTH NZD - BKBM	1.813	Semi-Annual	08/03/2031	USD	900	(19)	–	(19)
6-MONTH AUD - BBSW	1.310	Semi-Annual	08/03/2031	USD	920	(25)	–	(25)

324	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH NZD - BKBM	1.803	Semi-Annual	07/29/2031	USD	780	$(21)	$–	$(21)
6-MONTH AUD - BBSW	1.307	Semi-Annual	07/28/2031	USD	860	(19)	–	(19)
3-MONTH NZD - BKBM	1.795	Semi-Annual	07/27/2031	USD	970	(26)	–	(26)
6-MONTH AUD - BBSW	1.336	Semi-Annual	07/26/2031	USD	1,210	(24)	–	(24)
3-MONTH NZD - BKBM	1.754	Semi-Annual	07/23/2031	USD	3,150	(92)	–	(92)
6-MONTH AUD - BBSW	1.322	Semi-Annual	07/22/2031	USD	3,300	(68)	–	(68)
3-MONTH NZD - BKBM	1.928	Semi-Annual	06/30/2031	USD	1,220	(23)	–	(23)
6-MONTH-AUD BBSW	1.610	Semi-Annual	06/29/2031	USD	1,320	(2)	–	(2)
3M NZD BKBM	1.891	Semi-Annual	06/25/2031	USD	830	(17)	–	(17)
PAY: 6-MONTH AUD -BBSW	1.572	Semi-Annual	06/24/2031	USD	950	(3)	–	(3)
3-MONTH NZD - BKBM	1.970	Semi-Annual	06/04/2031	USD	1,930	(30)	–	(30)
6-MONTH-AUD BBSW	1.996	Semi-Annual	06/03/2031	USD	2,140	10	–	10
3-MONTH NZD - BKBM	1.996	Semi-Annual	05/21/2031	USD	1,240	(17)	–	(17)
6-MONTH-AUD BBSW	1.786	Semi-Annual	05/20/2031	USD	1,230	13	–	13
3M NZD BKBM	1.888	Semi-Annual	05/10/2031	USD	190	(4)	–	(4)
NZD @ 2.105%	NZD BKBM 3M	Semi-Annual	09/22/2031	USD	1,570	(22)	–	(22)
AUD @ 1.4385%	AUD BBSW 6M	Semi-Annual	09/23/2031	USD	1,230	(9)	–	(9)

						$(397)	$–	$(397)

Percentages are based on Net Assets of $720,803 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAC40 — Cotation Assistée en Continu

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

CPI — Consumer Price Index

CSI — Commodity Selection Index

CZK — Czech Koruna

DAX — German Stock Index

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

FHLB — Federal Home Loan Bank

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HUF — Hungarian Forint

IBEX — Spanish Stock Exchange Index

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

Ltd. — Limited

MIB — Milano Indice di Borsa

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers and Automated Quotations

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Option Market Index

PLC — Public Limited Company

PLN — Polish Zloty

RUB — Russian Ruble

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

SPDR — Standard & Poor’s Depository Receipt

SPI — Share Price Index

THB — Thai Baht

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

UCITS — Undertakings for the Collective Investment in Transferable Securities

USD — U.S. Dollar

SEI Institutional Managed Trust / Annual Report / September 30, 2021	325

SCHEDULE OF INVESTMENTS

September 30, 2021

Multi-Asset Capital Stability Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	107,281	–	107,281
Exchange Traded Funds	66,431	–	–	66,431
U.S. Treasury Obligations	–	62,389	–	62,389
U.S. Government Agency Obligation	–	28,261	–	28,261
Sovereign Debt	–	22,843	–	22,843
Common Stock	10,705	–	–	10,705

Total Investments in Securities	77,136	220,774	–	297,910

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	195	–	–	195
Written Options	(118)	–	–	(118)
Futures Contracts*
Unrealized Appreciation	342	–	–	342
Unrealized Depreciation	(3,054)	–	–	(3,054)
Forwards Contracts*
Unrealized Appreciation	–	2,038	–	2,038
Unrealized Depreciation	–	(273)	–	(273)
OTC Swaps
Variance Swaps*
Unrealized Depreciation	–	(165)	–	(165)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	59	–	59
Unrealized Depreciation	–	(113)	–	(113)
Interest Rate Swaps*
Unrealized Appreciation	–	24	–	24
Unrealized Depreciation	–	(421)	–	(421)

Total Other Financial Instruments	(2,635)	1,149	–	(1,486)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note – 2 . Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2021

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

	Large Cap Fund		Large Cap Value Fund
Assets:
Investments, at value †	$2,140,729	*	$ 1,507,275	*
Affiliated investments, at value ††	35,998		26,706
Cash and cash equivalents	–		–
Cash pledged as collateral on futures contracts	700		872
Cash pledged as collateral on TBA’s	–		–
Foreign currency, at value †††	–		–
Receivable for fund shares sold	428		827
Receivable for investment securities sold	10,343		–
Dividends and interest receivable	2,328		2,682
Foreign tax reclaim receivable	35		60
Prepaid expenses	33		22
Total Assets	2,190,594		1,538,444
Liabilities:
Payable upon return on securities loaned	16,134		6,431
Payable for investment securities purchased	10,339		–
Payable for fund shares redeemed	1,739		1,067
Administration fees payable	495		382
Shareholder servicing fees payable Class F	437		275
Shareholder servicing fees payable Class I	–		1
Payable for Variation Margin on Futures Contracts	164		224
Due to custodian	–		–
Investment advisory fees payable	674		423
Chief Compliance Officer fees payable	3		2
Administration servicing fees payable Class I	–		–
Accrued expense payable	142		97
Total Liabilities	30,127		8,902
Net Assets	$2,160,467		$ 1,529,542
† Cost of investments and repurchase agreements	$1,282,503		$ 1,038,771
†† Cost of affiliated investments	35,991		26,706
††† Cost of foreign currency	–		–
††††† Cost (premiums received)	–		–
* Includes market value of securities on loan	15,656		6,054

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the Financial statements.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund
$1,728,386*	$1,076,122*	$4,546,844*	$980,139*	$675,745*	$423,379*	$421,946*	$1,015,770*
15,824	13,408	49,799	7,397	22,018	17,837	169,602	22,695
–	1	–	–	18	5	–	–
679	756	1,258	437	–	52	–	–
–	–	–	–	–	–	–	–
–	–	134	–	–	–	–	–
971	1,179	805	192	164	202	190	331
3,932	–	–	–	6,471	5,498	9,505	–
262	690	4,888	593	377	491	94	845
18	–	59	11	–	–	–	–
25	13	47	14	10	6	7	15
1,750,097	1,092,169	4,603,834	988,783	704,803	447,470	601,344	1,039,656
122	545	21,438	101	15,535	7,202	162,855	8,114
3,861	–	–	–	5,282	5,540	9,363	–
1,264	961	1,186	252	954	269	304	275
450	88	806	133	171	107	106	259
334	94	867	42	135	75	80	169
1	–	–	1	–	–	–	–
154	176	295	99	–	8	–	–
8	–	–	1	–	–	–	–
515	19	1,575	17	330	206	196	495
2	1	6	1	1	1	1	1
1	–	–	2	–	–	–	–
115	167	294	147	46	29	34	67
6,827	2,051	26,467	796	22,454	13,437	172,939	9,380
$1,743,270	$1,090,118	$4,577,367	$987,987	$682,349	$434,033	$428,405	$1,030,276
$772,342	$748,996	$1,631,426	$262,016	$523,659	$313,031	$337,710	$588,048
15,824	13,413	49,799	7,398	22,016	17,835	169,603	22,687
–	–	129	–	–	–	–	–
–	–	–	221	–	–	–	–
118	527	19,994	102	15,199	7,076	157,620	7,393

SEI Institutional Managed Trust / Annual Report / September 30, 2021	329

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

	Large Cap Fund	Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,078,578	$1,021,506
Total distributable earnings	1,081,889	508,036
Net Assets	$2,160,467	$1,529,542
Net Asset Value, Offering and Redemption Price Per Share — Class F	$17.51	$27.27
	($ 2,050,557,575 ÷	($1,322,517,894 ÷
	117,128,786 shares)	48,496,570 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A	$27.30
		($3,060,138 ÷
		112,093 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$17.52	$27.27
	($ 109,909,114 ÷	($203,964,095 ÷
	6,274,889 shares)	7,478,839 shares)

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

330	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

$597,049	$767,755	$1,476,664	$208,721	$424,760	$301,949	$266,136	$509,190
1,146,221	322,363	3,100,703	779,266	257,589	132,084	162,269	521,086
$1,743,270	$1,090,118	$4,577,367	$987,987	$682,349	$434,033	$428,405	$1,030,276
$51.97	$15.47	$35.12	$92.42	$16.29	$27.04	$45.89	$28.01
($1,515,191,398 ÷	($1,090,118,356 ÷	($4,061,062,423 ÷	($981,073,580 ÷	($653,372,499 ÷	($364,945,623 ÷	($382,281,241 ÷	($917,918,933 ÷
29,154,543 shares)	70,456,750 shares)	115,625,111 shares)	10,615,578 shares)	40,104,041 shares)	13,497,774 shares)	8,330,889 shares)	32,766,361 shares)
$50.26	N/A	N/A	$93.01	N/A	$26.76	$43.32	N/A
($ 4,177,971 ÷			($6,913,230 ÷		($1,899,810 ÷	($1,717,023 ÷
83,126 shares)			74,329 shares)		70,994 shares)	39,639 shares)
$52.11	N/A	$35.14	N/A	$16.46	$27.06	$46.65	$28.07
($223,900,578 ÷		($516,304,369 ÷		($28,976,951 ÷	($67,187,641 ÷	($44,406,997 ÷	($112,356,924 ÷
4,296,542 shares)		14,692,042 shares)		1,760,328 shares)	2,483,307 shares)	951,868 shares)	4,002,818 shares)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	331

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$81,619	$937,771*
Affiliated investments, at value ††	1,223	22,351
Repurchase agreements†	–	–
Cash and cash equivalents	19	–
Restricted Cash	–	–
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	322
Cash pledged as collateral on forward foreign currency contracts	–	–
Cash pledged as collateral on TBA’s	–	–
Foreign currency, at value †††	–	11
Receivable for fund shares sold	22	263
Receivable for investment securities sold	45	14
Dividends and interest receivable	76	1,767
Unrealized gain on forward foreign currency contracts	–	–
Options purchased, at value †††††	–	–
Swaptions purchased, at value ††††† †	–	–
Receivable for Variation Margin on Futures Contracts	–	–
Receivable for Variation Margin on Swap Contracts	–	–
Foreign tax reclaim receivable	1	15
Prepaid expenses	1	18
Total Assets	83,006	962,532
Liabilities:
Payable for investment securities purchased	85	26
Payable for fund shares redeemed	25	786
Administration fees payable	21	214
Shareholder servicing fees payable Class F	16	158
Shareholder servicing fees payable Class I	–	–
Payable upon return on securities loaned	–	9,275
Payable to agent bank	–	–
Income distribution payable	–	–
Options written, at value †††††	–	–
Due to custodian	–	–
Payable for Variation Margin on Swap Contracts	–	–
Payable for Variation Margin on Futures Contracts	–	73
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	28	316
Chief Compliance Officer fees payable	–	1
Administration servicing fees payable Class I	–	–
Accrued expense payable	7	63
Total Liabilities	182	10,912
Net Assets	$82,824	$951,620
† Cost of investments and repurchase agreements	$76,316	$724,286
†† Cost of affiliated investments	1,223	22,351
††† Cost of foreign currency	–	11
††††† Cost (premiums received)	–	–
†††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	8,749

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

332	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund	Core Fixed Income Fund		High Yield Bond Fund	Conservative Income Fund

$991,183	*	$984,788	*	$381,180	*	$101,370	$4,881,478	*	$1,555,559	$275,713
23,023		23,369		28,139		2,210	302,993		72,413	87
–		–		–		–	–		–	11,000
2,417		–		2,209		–	–		224	–
–		–		–		–	–		5,000	–
–		–		–		–	1,060		–	–
–		–		–		–	8,261		–	–
412		506		406		–	2,822		–	–
–		–		–		–	–		270	–
–		–		–		–	280		–	–
2,183		859		514		–	1,462		15	–
315		287		302		3	3,099		433	113
–		–		601		588	605,774		18,028	–
1,815		1,136		1,408		191	18,165		20,046	31
2,370		–		–		–	1,835		5	–
–		–		–		–	1,077		–	–
–		–		–		–	182		–	–
5		–		12		–	611		–	–
–		–		–		–	289		–	–
2,720		11		1,899		–	722		68	–
15		15		6		1	102		23	5
1,026,458		1,010,971		416,676		104,363	5,830,212		1,672,084	286,949

280		427		601		820	1,132,385		36,800	–
798		535		232		94	3,810		1,447	252
259		258		152		28	525		265	–
187		195		72		19	836		291	22
–		–		–		–	1		–	–
13,535		4,920		19,948		–	80,394		1	–
–		–		–		–	–		5,000	–
–		–		–		–	474		657	1
–		–		–		–	659		–	–
–		–		–		10	142		–	–
–		–		–		–	197		–	–
65		115		16		–	462		–	–
223		–		–		–	1,488		–	–
478		375		142		53	707		566	9
1		1		1		–	6		2	–
–		–		–		–	1		–	–
78		65		29		8	424		152	22
15,904		6,891		21,193		1,032	1,222,511		45,181	306
$1,010,554		$1,004,080		$395,483		$103,331	$4,607,701		$1,626,903	$286,643
$869,284		$471,078		$308,692		$71,858	$4,828,794		$1,468,701	$286,691
23,024		23,369		28,139		2,210	302,975		72,413	87
2,182		859		517		–	1,425		14	–
–		–		–		–	356		–	–
–		–		–		–	154		–	–
12,892		4,622		18,961		–	79,217		–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2021	333

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

	Mid-Cap Fund	U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$59,579	$664,623
Total distributable earnings/(loss)	23,245	286,997
Net Assets	$82,824	$951,620
Net Asset Value, Offering and Redemption Price Per Share — Class F	$32.65	$17.64
	($78,487,819 ÷	($749,637,710 ÷
	2,403,978 shares)	42,486,214 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$32.59	$17.64
	($668,891 ÷	($1,323,928 ÷
	20,527 shares)	75,057 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$32.67	$17.65
	($3,667,093 ÷	($200,658,780 ÷
	112,260 shares)	11,369,025 shares)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

334	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$787,961		$453,821		$357,134		$70,004		$4,555,905		$1,769,819		$286,615
222,593		550,259		38,349		33,327		51,796		(142,916)		28
$1,010,554		$1,004,080		$395,483		$103,331		$4,607,701		$1,626,903		$286,643
$11.78		$19.75		$11.30		$17.62		$11.50		$7.08		$10.00
($881,712,380	÷	($920,669,771	÷	($338,489,926	÷	($84,665,610	÷	($4,101,092,943	÷	($1,430,708,712	÷	($269,680,533	÷
74,857,929 shares	)	46,612,931 shares	)	29,945,838 shares	)	4,804,595 shares	)	356,555,241 shares	)	202,031,231 shares	)	26,968,809 shares	)
$11.48		N/A		N/A		$17.58		$11.49		$6.82		N/A
($1,040,670	÷					($423,990	÷	($5,102,411	÷	($581,361	÷
90,618 shares	)					24,116 shares	)	444,258 shares	)	85,276 shares	)
$11.81		$19.76		$11.32		$17.63		$11.51		$7.08		$10.01
($127,801,007	÷	($83,409,819	÷	($56,993,116	÷	($18,241,400	÷	($501,505,471	÷	($195,612,816	÷	($16,962,178	÷
10,818,131 shares	)	4,221,989 shares	)	5,033,944 shares	)	1,034,478 shares	)	43,572,172 shares	)	27,624,757 shares	)	1,694,468 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	335

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$192,734
Affiliated investments, at value ††	–
Cash and cash equivalents	38
Due from Broker	–
Cash pledged as collateral on swap contracts	–
Cash pledged as collateral on futures contracts	–
Cash pledged as collateral on forward foreign currency contracts	–
Cash pledged as collateral on options contracts	–
Cash pledged as collateral on securities sold short	–
Cash pledged as collateral on TBA’s	–
Foreign currency, at value †††	–
Receivable for fund shares sold	195
Receivable for investment securities sold	–
Dividends and interest receivable	130
Unrealized gain on forward foreign currency contracts	–
OTC Swap contracts, at value ††††	–
Options purchased, at value †††††	–
Swaptions purchased, at value ††††† †	–
Receivable for Variation Margin on Futures Contracts	–
Receivable for Variation Margin on Swap Contracts	–
Foreign tax reclaim receivable	–
Prepaid expenses	3
Total Assets	193,100
Liabilities:
Payable for fund shares redeemed	178
Shareholder servicing fees payable Class F	3
Payable for securities sold short@	–
Payable for investment securities purchased	–
Payable to agent bank	–
Income distribution payable	–
OTC Swap contracts, at value ††††	–
Options written, at value †††††	–
Due to broker	–
Reverse repurchase agreements	–
Payable for Variation Margin on Swap Contracts	–
Payable for Variation Margin on Futures Contracts	–
Administration fees payable	–
Unrealized loss on forward foreign currency contracts	–
Investment advisory fees payable	5
Interest payable	–
Chief Compliance Officer fees payable	–
Accrued expense payable	15
Total Liabilities	201
Net Assets	$192,899
† Cost of investments and repurchase agreements	$192,737
†† Cost of affiliated investments	–
††† Cost of foreign currency	–
†††† Cost (premiums received)	–
††††† Cost (premiums received)	–
†††††† Cost (premiums received)	–
@Proceeds from securities sold short	–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

336	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$ 245,214	$799,933	$314,876	$1,647,006	$885,158	$965,560	$297,910
987	–	153,952	–	–	–	–
–	73,407	26,553	935,663	15,762	178,397	319,715
–	–	769	3,450	–	–	754
–	1,327	14,637	38,174	9,741	2,291	1,797
–	4,090	–	74,337	3,591	8,733	6,554
–	–	580	–	570	–	–
–	–	–	–	28,596	–	–
–	–	20,346	–	–	–	–
–	–	–	–	–	–	–
–	–	1,379	6,763	2,515	113	74,922
68	176	112	618	290	161	231
–	–	10,277	–	1,744	–	19,795
275	484	1,632	1,784	8,131	1,799	221
–	–	579	9,868	897	190	2,038
–	4,288	817	934	262	3,462	–
–	1,246	1,382	–	564	2,117	195
–	11,363	–	–	–	–	–
–	4	23	4,276	122	2,352	382
–	13	37	248	48	1,218	884
–	–	54	293	68	10	–
4	12	7	40	14	14	11
246,548	896,343	548,012	2,723,454	958,073	1,166,417	725,409

193	658	388	1,695	696	642	656
19	177	92	530	64	164	57
–	–	56,375	–	–	106,305	–
–	29,625	30,304	38	22,335	19,611	1,652
–	–	863	–	–	–	–
–	–	–	–	323	–	–
–	283	321	4,058	378	1,986	165
–	385	–	–	559	1,495	118
–	–	217	2,650	–	779	–
–	–	–	–	–	184,857	–
–	6	5	–	70	1,114	994
–	803	4	8,514	440	1,029	362
41	217	66	599	185	187	89
–	43	469	3,903	620	92	273
29	140	333	1,462	327	248	216
–	–	–	–	–	–	1
–	1	1	3	1	1	1
16	52	55	163	114	123	22
298	32,390	89,493	23,615	26,112	318,633	4,606
$ 246,250	$863,953	$458,519	$2,699,839	$931,961	$847,784	$720,803
$ 235,843	$382,571	$309,343	$1,551,417	$822,166	$863,066	$275,350
987	–	153,952	–	–	–	–
–	–	1,381	6,821	2,534	112	76,277
–	–	–	–	271	699	–
–	460	1,561	–	(1,983)	1,084	72
–	7,544	–	–	–	–	–
–	–	55,010	–	–	79,420	–

SEI Institutional Managed Trust / Annual Report / September 30, 2021	337

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($Thousands)

September 30, 2021

Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$ 192,915
Total distributable earnings/(loss)	(16)
Net Assets	$ 192,899
Net Asset Value, Offering and Redemption Price Per Share — Class F	$ 10.00
($ 183,626,034 ÷
18,365,723 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$ 10.01
($ 9,273,181 ÷
926,422 shares)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

338	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$ 233,837	$ 377,151	$ 430,038	$ 2,649,836	$ 863,044	$ 934,578	$ 686,801
12,413	486,802	28,481	50,003	68,917	(86,794)	34,002
$ 246,250	$ 863,953	$ 458,519	$ 2,699,839	$ 931,961	$ 847,784	$ 720,803
$ 10.68	$ 18.50	$ 10.54	$ 10.31	$ 11.49	$ 8.91	$ 10.51
($228,319,566 ÷	($816,977,119 ÷	($449,934,376 ÷	($2,506,499,866 ÷	($759,685,401 ÷	($803,799,563 ÷	($682,771,950 ÷
21,370,210 shares)	44,154,176 shares)	42,689,889 shares)	243,024,024 shares)	66,127,854 shares)	90,247,990 shares)	64,938,691 shares)
$ 10.73	$ 18.54	$ 10.55	$ 10.41	$ 11.49	$ 8.92	$ 10.54
($17,930,676 ÷	($ 46,976,244 ÷	($ 8,584,805 ÷	($ 193,338,558 ÷	($172,276,065 ÷	($43,984,928 ÷	($38,030,798 ÷
1,671,324 shares)	2,534,388 shares)	814,025 shares)	18,575,406 shares)	14,997,559 shares)	4,932,011 shares)	3,609,824 shares)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	339

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2021

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$33,862	$40,581	$10,830
Income from affiliated investments(1)	2	2	2
Security lending income - net(1) (2)	134	83	22
Less: foreign taxes withheld	(164)	(428)	(34)
Total Investment Income	33,834	40,238	10,820
Expenses:
Investment advisory fees	8,651	5,223	6,893
Administration fees	6,232	4,460	5,069
Shareholder servicing fees Class F	5,261	3,252	3,781
Shareholder servicing fees Class I	–	7	9
Trustees’ fees	43	28	33
Chief compliance officer fees	11	8	9
Administration servicing fees Class I	–	7	9
Printing fees	214	149	169
Custodian/Wire agent fees	117	81	92
Professional fees	112	76	89
Registration fees	74	45	54
Pricing fees	36	24	29
Other expenses	41	26	32
Total Expenses	20,792	13,386	16,268
Less:
Waiver of investment advisory fees	(610)	(352)	(1,257)
Waiver of shareholder servicing fees Class F	(42)	(26)	(30)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(638)	(162)	(119)
Net Expenses	19,502	12,845	14,861
Net Investment Income (Loss)	14,332	27,393	(4,041)
Net Realized Gain (Loss) on:
Investments	264,334	114,529	206,814
Affiliated investments	2	(1)	(8)
Futures contracts	5,453	2,733	4,102
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	287,917	318,260	182,080
Affiliated investments	(2)	3	2
Futures contracts	(383)	(424)	(490)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Net Increase in Net Assets Resulting from Operations	$571,653	$462,493	$388,459

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

340	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$13,336	$79,067	$13,862	$8,184	$7,047	$2,584	$11,860
3	3	1	1	1	1	2
14	69	3	120	80	280	91
(1)	(689)	(1)	(34)	(20)	(10)	(29)
13,352	78,450	13,865	8,271	7,108	2,855	11,924

467	17,600	286	4,372	2,708	2,797	6,380
2,802	9,327	2,096	2,018	1,250	1,291	2,944
2,335	9,788	2,366	1,606	879	965	2,188
–	–	16	–	4	4	–
18	84	18	13	8	8	19
5	23	5	3	2	2	5
–	–	16	–	4	4	–
96	436	93	68	43	45	101
51	237	51	36	23	28	53
50	226	48	34	21	22	50
32	138	30	20	11	12	29
24	75	20	17	11	11	21
92	78	121	11	7	7	17
5,972	38,012	5,166	8,198	4,971	5,196	11,807

(280)	–	(95)	(505)	(323)	(467)	(753)
(1,401)	(78)	(1,893)	(13)	(7)	(8)	(263)
–	–	(3)	–	(1)	–	–
(1,939)	(94)	(750)	(76)	(38)	(39)	(111)
2,352	37,840	2,425	7,604	4,602	4,682	10,680
11,000	40,610	11,440	667	2,506	(1,827)	1,244

(1,655)	192,300	70,023	168,260	53,562	94,995	117,303
–	6	–	2	6	2	10
3,533	6,508	3,488	(336)	(547)	228	(175)

214,988	928,984	156,810	91,649	120,022	40,145	211,188
22	1	–	(1)	(2)	(4)	(2)
(646)	(568)	(392)	–	(17)	–	–
–	9	–	–	–	–	–
$ 227,242	$1,167,850	$241,369	$260,241	$175,530	$133,539	$329,568

SEI Institutional Managed Trust / Annual Report / September 30, 2021	341

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2021

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$ 1,158	$ 29,575	$ 24,241
Income from affiliated investments(1)	–	2	1
Interest income	1	–	–
Security lending income - net(1) (2)	–	46	92
Less: foreign taxes withheld	(1)	(203)	(1,430)
Total Investment Income	1,158	29,420	22,904
Expenses:
Investment advisory fees	315	8,189	6,833
Administration fees	236	3,747	3,154
Shareholder servicing fees Class F	186	1,971	2,287
Shareholder servicing fees Class I	2	3	3
Trustees’ fees	2	26	20
Administration servicing fees Class I	2	3	3
Chief compliance officer fees	–	6	5
Printing fees	8	109	99
Professional fees	4	56	53
Custodian/Wire agent fees	4	61	71
Registration fees	3	55	38
Pricing fees	3	22	24
Other expenses	1	29	19
Total Expenses	766	14,277	12,609
Less:
Waiver of investment advisory fees	–	(3,283)	(1,126)
Waiver of shareholder servicing fees Class F	(1)	(16)	(18)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	–	(784)	(115)
Net Expenses	765	10,194	11,350
Net Investment Income	393	19,226	11,554
Net Realized Gain (Loss) on:
Investments	24,295	209,044	98,857
Affiliated investments	–	–	(4)
Futures contracts	(2)	7,688	2,244
Foreign currency translation	–	141	(127)
Forward foreign currency contracts	–	–	1,950
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(235)	28,583	28,343
Affiliated investments	–	–	(1)
Futures contracts	(5)	(355)	(174)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(5)	(63)
Forward foreign currency contracts	–	–	(72)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 24,446	$ 264,322	$ 142,507

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

342	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund	Tax-Free Conservative Income Fund

$ 20,375	$ 15,227	$ 1,880	$ –	$ 3,005	$ –	$ –
2	1	–	24	4	–	–
–	–	–	85,640	101,335	603	267
7	151	–	76	–	–	–
(89)	(1,412)	–	–	(10)	–	–
20,295	13,967	1,880	85,740	104,334	603	267

6,471	2,557	675	12,211	7,616	309	204
2,987	1,771	312	6,908	3,109	618	408
2,283	839	213	9,893	3,438	725	493
–	–	1	13	1	–	–
19	8	2	87	31	6	4
–	–	1	13	1	–	–
5	2	1	23	8	2	1
96	38	10	422	149	29	19
51	20	5	227	80	15	10
52	53	5	259	82	16	10
34	13	4	111	53	10	7
17	23	2	603	247	16	15
18	8	2	82	29	6	3
12,033	5,332	1,233	30,852	14,844	1,752	1,174

(2,128)	(1,058)	(89)	(2,501)	(1,175)	(144)	(86)
(18)	(7)	(2)	(79)	(28)	(435)	(434)
–	–	–	(2)	–	–	–
(117)	(35)	(1)	(59)	(171)	(600)	(408)
9,770	4,232	1,141	28,211	13,470	573	246
10,525	9,735	739	57,529	90,864	30	21

33,796	7,180	12,912	34,062	25,252	4	5
–	–	–	106	–	–	–
2,529	599	–	(9,214)	–	–	–
(12)	14	–	381	(43)	–	–
2	(38)	–	702	5	–	–
–	–	–	336	–	–	–
–	–	–	105	–	–	–
–	–	–	7,551	112	–	–

138,313	30,563	19,615	(92,783)	138,243	(48)	(37)
(1)	–	–	(17)	–	–	–
(374)	(50)	–	(2,769)	–	–	–
–	–	–	115	–	–	–
–	–	–	28	–	–	–
–	–	–	4,610	(44)	–	–
13	(44)	–	(178)	–	–	–
–	–	–	1,811	5	–	–
$ 184,791	$ 47,959	$ 33,266	$ 2,375	$ 254,394	$ (14)	$ (11)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	343

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2021

	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$ –	$ 11,107
Income from affiliated investments(1)	–	–
Interest income	11,791	4
Less: foreign taxes withheld	–	–
Total Investment Income	11,791	11,111
Expenses:
Shareholder servicing fees Class F	588	1,997
Investment advisory fees	562	5,075
Administration fees	511	2,538
Trustees’ fees	5	16
Chief compliance officer fees	1	4
Printing fees	24	82
Professional fees	13	53
Custodian/Wire agent fees	13	14
Registration fees	9	27
Pricing fees	4	18
Dividend expense on securities sold short	–	–
Interest expense	–	–
Other expenses	5	16
Total Expenses	1,735	9,840
Less:
Waiver of investment advisory fees	(228)	(3,499)
Waiver of shareholder servicing fees Class F	(353)	–
Waiver of administration fees	(20)	(98)
Net Expenses	1,134	6,243
Net Investment Income (Loss)	10,657	4,868
Net Realized Gain (Loss) on:
Investments	3,419	54,412
Securities sold short	–	–
Futures contracts	–	23,922
Foreign currency translation	–	38
Forward foreign currency contracts	–	(20)
Purchased and written options	–	816
Purchased and written swaptions	–	6,024
Swap contracts	–	10,175
Capital gains on Investments	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(733)	127,884
Securities sold short	–	–
Futures contracts	–	(3,151)
Purchased and written options	–	401
Purchased and written swaptions	–	1,827
Swap contracts	–	6,824
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	(2)
Forward foreign currency contracts	–	(31)
Net Increase in Net Assets Resulting from Operations	$ 13,343	$ 233,987

(1)	See Note 6 in Notes to Financial Statements.

344	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
$1,741	$3,959	$1,828	$6,047	$1,181
11	–	–	–	–
11,820	24,094	40,931	25,821	3,495
(4)	(247)	(223)	–	(4)
13,568	27,806	42,536	31,868	4,672
1,165	6,241	1,934	1,917	1,787
7,119	20,204	5,652	4,469	3,030
1,424	7,143	2,826	2,437	2,273
9	53	18	16	15
2	14	5	4	4
45	258	89	78	71
23	138	47	41	37
25	93	42	33	31
16	92	32	27	26
120	107	241	115	20
2,024	–	–	1,432	–
1,009	–	–	297	–
44	61	22	21	15
13,025	34,404	10,908	10,887	7,309
(2,885)	(2,961)	(1,699)	(1,753)	(303)
(9)	–	(1,161)	–	(1,072)
(698)	(355)	(659)	(185)	(1,265)
9,433	31,088	7,389	8,949	4,669
4,135	(3,282)	35,147	22,919	3
65,990	8,619	25,556	26,084	11,724
(23,460)	–	–	(20,138)	–
(684)	360,784	6,160	36,477	7,767
(289)	6,510	(303)	35	(3,155)
(1,155)	6,736	(603)	(1,300)	4,960
(1,093)	–	(11,106)	(4,066)	354
10	–	7	1,017	–
79	26,219	2,514	(9,334)	(361)
1,293	–	–	–	–
(7,659)	24,714	28,622	56,036	8,147
2,402	–	–	(8,798)	–
195	(83,348)	(2,200)	4,636	(2,233)
(299)	–	654	(715)	(51)
3	–	–	(306)	–
417	(8,666)	1,579	8,401	(1,665)
(38)	(65)	(39)	(22)	(1,373)
93	5,679	235	(292)	1,625
$39,940	$343,900	$86,223	$110,634	$25,742

SEI Institutional Managed Trust / Annual Report / September 30, 2021	345

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$14,332	$25,302	$27,393	$27,385	$(4,041)	$2,087
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	269,789	29,421	117,261	(69,598)	210,908	132,163
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	287,532	97,010	317,839	(80,344)	181,592	305,182
Net change in unrealized appreciation (depreciation) on foreign currency transactions	–	–	–	–	–	–
Contribution from Adviser(1)	–	–	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	571,653	151,733	462,493	(122,557)	388,459	439,432
Distributions:
Class F:	(70,587)	(158,501)	(23,697)	(45,392)	(127,247)	(76,682)
Class I:	N/A	N/A	(48)	(104)	(330)	(159)
Class Y:	(4,062)	(9,625)	(3,806)	(6,239)	(16,537)	(9,790)
Return of Capital:
Class F	–	–	–	–	–	–
Class Y	–	–	–	–	–	–
Total Distributions	(74,649)	(168,126)	(27,551)	(51,735)	(144,114)	(86,631)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	222,584	255,737	182,475	258,992	203,033	208,478
Reinvestment of dividends & distributions	65,129	147,271	22,281	42,535	119,107	71,751
Cost of shares redeemed	(652,608)	(602,760)	(360,399)	(241,351)	(417,077)	(511,913)
Net increase (decrease) from Class F transactions	(364,895)	(199,752)	(155,643)	60,176	(94,937)	(231,684)
Class I:
Proceeds from shares issued	N/A	N/A	312	577	964	566
Reinvestment of dividends & distributions	N/A	N/A	38	87	290	124
Cost of shares redeemed	N/A	N/A	(586)	(872)	(806)	(741)
Net increase (decrease) from Class I transactions	N/A	N/A	(236)	(208)	448	(51)
Class Y:
Proceeds from shares issued	10,915	29,697	33,465	35,301	45,039	21,651
Reinvestment of dividends & distributions	3,944	9,360	3,560	5,806	15,476	9,124
Cost of shares redeemed	(33,878)	(66,154)	(34,761)	(23,082)	(37,081)	(55,926)
Net increase (decrease) from Class Y transactions	(19,019)	(27,097)	2,264	18,025	23,434	(25,151)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(383,914)	(226,849)	(153,615)	77,993	(71,055)	(256,886)
Net Increase (Decrease) in Net Assets	113,090	(243,242)	281,327	(96,299)	173,290	95,915
Net Assets
Beginning of year	2,047,377	2,290,619	1,248,215	1,344,514	1,569,980	1,474,065
End of year	$2,160,467	$2,047,377	$1,529,542	$1,248,215	$1,743,270	$1,569,980

(1)	See Note 6 in Notes to Financial Statements for additional information.

(2)	See Note 7 in Notes to Financial Statements for additional information.

N/A – Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

346	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund
2021	2020	2021	2020	2021	2020	2021	2020
$ 11,000	$8,859	$40,610	$46,679	$11,440	$13,594	$667	$970
1,878	(7,319)	198,814	58,583	73,511	45,503	167,926	(34,061)
214,364	86,442	928,417	149,757	156,418	49,436	91,648	18,549
–	–	9	(3)	–	–	–	–
–	–	–	–	–	221	–	–
227,242	87,982	1,167,850	255,016	241,369	108,754	260,241	(14,542)
(10,181)	(9,299)	(85,083)	(305,586)	(53,607)	(38,922)	(761)	(1,000)
N/A	N/A	N/A	N/A	(321)	(204)	N/A	N/A
N/A	N/A	(11,562)	(39,347)	N/A	N/A	(86)	(132)
–	–	–	–	–	–	–	(31)
–	–	–	–	–	–	–	(4)
(10,181)	(9,299)	(96,645)	(344,933)	(53,928)	(39,126)	(847)	(1,167)
426,026	395,051	303,901	329,873	72,622	234,977	83,621	90,876
9,701	8,893	75,242	269,671	48,222	35,284	707	959
(269,127)	(231,827)	(640,988)	(700,148)	(170,771)	(321,680)	(181,964)	(127,496)
166,600	172,117	(261,845)	(100,604)	(49,927)	(51,419)	(97,636)	(35,661)
N/A	N/A	N/A	N/A	1,576	1,642	N/A	N/A
N/A	N/A	N/A	N/A	268	152	N/A	N/A
N/A	N/A	N/A	N/A	(1,455)	(2,187)	N/A	N/A
N/A	N/A	N/A	N/A	389	(393)	N/A	N/A
N/A	N/A	45,978	57,471	N/A	N/A	4,352	10,275
N/A	N/A	10,734	36,243	N/A	N/A	83	132
N/A	N/A	(66,074)	(116,964)	N/A	N/A	(13,366)	(16,903)
N/A	N/A	(9,362)	(23,250)	N/A	N/A	(8,931)	(6,496)
166,600	172,117	(271,207)	(123,854)	(49,538)	(51,812)	(106,567)	(42,157)
383,661	250,800	799,998	(213,771)	137,903	17,816	152,827	(57,866)
706,457	455,657	3,777,369	3,991,140	850,084	832,268	529,522	587,388
$ 1,090,118	$706,457	$4,577,367	$3,777,369	$987,987	$850,084	$682,349	$529,522

SEI Institutional Managed Trust / Annual Report / September 30, 2021	347

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund

	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$2,506	$2,758	$(1,827)	$(1,155)	$1,244	$1,906
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	53,021	(19,553)	95,225	(5,988)	117,138	(22,116)
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	120,003	(31,753)	40,141	23,393	211,186	(34,962)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	175,530	(48,548)	133,539	16,250	329,568	(55,172)

Distributions:
Class F:	(2,113)	(3,137)	—	(10,166)	(1,267)	(18,990)
Class I:	(7)	(16)	—	(51)	N/A	N/A
Class Y:	(526)	(627)	—	(1,146)	(351)	(2,600)
Total Distributions	(2,646)	(3,780)	—	(11,363)	(1,618)	(21,590)

Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	68,130	71,807	72,313	47,465	101,402	100,445
Reinvestment of dividends & distributions	1,971	2,903	—	9,353	1,111	16,582
Cost of shares redeemed	(101,454)	(53,427)	(100,763)	(64,054)	(141,459)	(155,596)
Net increase (decrease) from Class F transactions	(31,353)	21,283	(28,450)	(7,236)	(38,946)	(38,569)
Class I:
Proceeds from shares issued	259	523	381	228	N/A	N/A
Reinvestment of dividends & distributions	7	15	—	45	N/A	N/A
Cost of shares redeemed	(264)	(786)	(429)	(453)	N/A	N/A
Net increase (decrease) from Class I transactions	2	(248)	(48)	(180)	N/A	N/A
Class Y:
Proceeds from shares issued	9,409	21,832	6,348	4,087	7,745	21,632
Reinvestment of dividends & distributions	486	573	—	1,059	324	2,395
Cost of shares redeemed	(15,042)	(14,083)	(7,803)	(6,360)	(16,302)	(29,000)
Net increase (decrease) from Class Y transactions	(5,147)	8,322	(1,455)	(1,214)	(8,233)	(4,973)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(36,498)	29,357	(29,953)	(8,630)	(47,179)	(43,542)
Net Increase (Decrease) in Net Assets	136,386	(22,971)	103,586	(3,743)	280,771	(120,304)

Net Assets
Beginning of year	297,647	320,618	324,819	328,562	749,505	869,809
End of year	$434,033	$297,647	$428,405	$324,819	$1,030,276	$749,505

(1)            See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

348	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund
2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

$ 393	$1,023	$19,226	$28,854	$11,554	$13,575	$10,525	$15,096	$9,735	$7,045
24,293	(6,157)	216,732	3,236	101,097	315	36,327	12,195	7,741	(22,643)
—	—	141	(112)	1,823	368	(12)	70	14	195
(240)	(1,701)	28,228	(121,553)	28,097	(79,501)	137,938	(56,745)	30,513	4,071
—	—	(5)	(8)	(64)	270	13	(6)	(44)	124
24,446	(6,835)	264,322	(89,583)	142,507	(64,973)	184,791	(29,390)	47,959	(11,208)

(552)	(2,451)	(74,071)	(41,118)	(9,100)	(55,847)	(16,500)	(38,400)	(5,612)	(9,743)
(4)	(16)	(122)	(61)	(8)	(55)	N/A	N/A	N/A	N/A
(33)	(73)	(79,965)	(45,813)	(1,740)	(13,197)	(1,679)	(3,643)	(1,091)	(1,383)
(589)	(2,540)	(154,158)	(86,992)	(10,848)	(69,099)	(18,179)	(42,043)	(6,703)	(11,126)

18,486	26,083	110,819	187,528	135,895	215,299	95,526	145,802	56,716	91,287
511	1,995	63,662	35,925	7,835	48,789	14,024	33,071	4,833	8,442
(29,960)	(54,382)	(263,199)	(287,534)	(290,305)	(305,585)	(197,881)	(261,670)	(73,462)	(95,568)
(10,963)	(26,304)	(88,718)	(64,081)	(146,575)	(41,497)	(88,331)	(82,797)	(11,913)	4,161

68	54	40	78	37	35	N/A	N/A	N/A	N/A
4	16	122	61	8	55	N/A	N/A	N/A	N/A
(210)	(148)	(250)	(73)	(80)	(100)	N/A	N/A	N/A	N/A
(138)	(78)	(88)	66	(35)	(10)	N/A	N/A	N/A	N/A

2,444	1,405	81,390	359,723	21,139	63,543	7,953	17,661	4,989	38,026
32	70	78,716	43,974	1,591	12,675	1,444	3,115	935	1,164
(2,403)	(1,323)	(866,669)	(364,414)	(55,034)	(124,771)	(15,890)	(26,773)	(8,289)	(27,290)
73	152	(706,563)	39,283	(32,304)	(48,553)	(6,493)	(5,997)	(2,365)	11,900
(11,028)	(26,230)	(795,369)	(24,732)	(178,914)	(90,060)	(94,824)	(88,794)	(14,278)	16,061
12,829	(35,605)	(685,205)	(201,307)	(47,255)	(224,132)	71,788	(160,227)	26,978	(6,273)

69,995	105,600	1,636,825	1,838,132	1,057,809	1,281,941	932,292	1,092,519	368,505	374,778
$ 82,824	$69,995	$951,620	$1,636,825	$1,010,554	$1,057,809	$1,004,080	$932,292	$395,483	$368,505

SEI Institutional Managed Trust / Annual Report / September 30, 2021	349

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund

	2021	2020	2021	2020	2021	2020

Operations:

Net investment income	$739	$1,184	$57,529	$85,126	$90,864	$84,980

Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	12,912	305	33,648	194,337	25,369	(27,172)

Net realized gain (loss) on foreign currency transactions	—	—	381	33	(43)	—

Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	19,615	(21,515)	(89,005)	35,614	138,204	(55,093)

Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(178)	293	—	(4)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,266	(20,026)	2,375	315,403	254,394	2,711

Distributions:
Class F:	(4,639)	(8,039)	(209,245)	(124,229)	(99,417)	(86,586)
Class I:	(19)	(33)	(248)	(152)	(35)	(341)
Class Y:	(1,093)	(2,999)	(26,125)	(15,467)	(13,886)	(11,678)

Total Distributions	(5,751)	(11,071)	(235,618)	(139,848)	(113,338)	(98,605)

Capital Share Transactions:(1)

Class F:
Proceeds from shares issued	18,726	16,604	1,058,326	769,935	259,561	358,748
Reinvestment of dividends & distributions	4,164	7,213	190,625	113,156	88,858	76,665
Cost of shares redeemed	(34,821)	(32,671)	(799,251)	(935,584)	(299,577)	(538,608)

Net increase (decrease) from Class F transactions	(11,931)	(8,854)	449,700	(52,493)	48,842	(103,195)

Class I:
Proceeds from shares issued	15	11	1,068	530	118	90
Reinvestment of dividends & distributions	19	34	187	108	36	25
Cost of shares redeemed	(15)	(60)	(584)	(1,212)	(25)	(11,413)

Net increase (decrease) from Class I transactions	19	(15)	671	(574)	129	(11,298)

Class Y:
Proceeds from shares issued	1,302	5,967	144,791	105,560	24,292	52,287
Reinvestment of dividends & distributions	1,032	2,883	24,972	14,711	13,536	11,206
Cost of shares redeemed	(6,291)	(19,091)	(98,397)	(123,452)	(33,312)	(62,620)

Net increase (decrease) from Class Y transactions	(3,957)	(10,241)	71,366	(3,181)	4,516	873

Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(15,869)	(19,110)	521,737	(56,248)	53,487	(113,620)

Net Increase (Decrease) in Net Assets	11,646	(50,207)	288,494	119,307	194,543	(209,514)

Net Assets

Beginning of year	91,685	141,892	4,319,207	4,199,900	1,432,360	1,641,874

End of year	$103,331	$91,685	$4,607,701	$4,319,207	$1,626,903	$1,432,360

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

350	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund

2021	2020	2021	2020	2021	2020	2021	2020

$30	$2,653	$21	$1,199	$10,657	$1,888	$4,868	$7,914

4	—	5	2	3,419	411	95,329	50,611

—	—	—	—	—	—	38	101

(48)	9	(37)	30	(733)	10,202	133,754	44,779

—	—	—	—	—	—	(2)	—

(14)	2,662	(11)	1,231	13,343	12,501	233,987	103,405

(27)	(2,402)	(20)	(1,127)	(5,681)	(1,237)	(53,187)	(12,413)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(2)	(233)	(1)	(79)	(492)	(142)	(3,265)	(929)

(29)	(2,635)	(21)	(1,206)	(6,173)	(1,379)	(56,452)	(13,342)

136,861	285,508	76,662	130,240	50,858	70,584	110,155	103,949

22	1,803	16	886	4,596	1,015	49,479	11,598

(186,175)	(197,477)	(105,843)	(80,689)	(72,570)	(70,315)	(234,020)	(201,652)

(49,292)	89,834	(29,165)	50,437	(17,116)	1,284	(74,386)	(86,105)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

8,817	15,773	9,684	1,033	4,797	8,386	4,566	9,584

2	221	1	77	466	134	3,205	911

(14,127)	(16,860)	(6,187)	(12,069)	(9,311)	(12,417)	(12,499)	(45,256)

(5,308)	(866)	3,498	(10,959)	(4,048)	(3,897)	(4,728)	(34,761)

(54,600)	88,968	(25,667)	39,478	(21,164)	(2,613)	(79,114)	(120,866)

(54,643)	88,995	(25,699)	39,503	(13,994)	8,509	98,421	(30,803)

341,286	252,291	218,598	179,095	260,244	251,735	765,532	796,335

$286,643	$341,286	$192,899	$218,598	$246,250	$260,244	$863,953	$765,532

SEI Institutional Managed Trust / Annual Report / September 30, 2021	351

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$4,135	$3,976	$(3,282)	$(6,348)	$35,147	$35,324
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	39,687	11,248	402,358	5,433	22,528	(24,946)
Net realized gain (loss) on foreign currency transactions	(289)	(855)	6,510	(11,559)	(303)	(1,592)
Capital gain distribution from investment	1,293	600	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(4,848)	6,731	(61,621)	49,165	28,890	3,989
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(38)	163	(65)	96	(39)	95
Net Increase (Decrease) in Net Assets Resulting from Operations	39,940	21,863	343,900	36,787	86,223	12,870
Distributions:
Class F:	(13,167)	(4,719)	(126,250)	(310,159)	(26,306)	(30,727)
Class Y:	(263)	(112)	(9,708)	(25,800)	(5,898)	(6,369)
Total Distributions	(13,430)	(4,831)	(135,958)	(335,959)	(32,204)	(37,096)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	58,785	76,936	349,735	363,378	124,809	180,731
Reinvestment of dividends & distributions	11,882	4,272	115,417	285,126	22,936	26,371
Cost of shares redeemed	(110,237)	(106,599)	(570,957)	(610,752)	(203,258)	(231,680)
Net increase (decrease) from Class F transactions	(39,570)	(25,391)	(105,805)	37,752	(55,513)	(24,578)
Class Y:
Proceeds from shares issued	935	1,101	28,314	41,566	39,537	41,023
Reinvestment of dividends & distributions	247	105	9,575	25,402	5,431	6,125
Cost of shares redeemed	(1,535)	(2,865)	(50,716)	(75,457)	(43,784)	(43,905)
Net increase (decrease) from Class Y transactions	(353)	(1,659)	(12,827)	(8,489)	1,184	3,243
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(39,923)	(27,050)	(118,632)	29,263	(54,329)	(21,335)
Net Increase (Decrease) in Net Assets	(13,413)	(10,018)	89,310	(269,909)	(310)	(45,561)
Net Assets
Beginning of year	471,932	481,950	2,610,529	2,880,438	932,271	977,832

End of year	$458,519	$471,932	$2,699,839	$2,610,529	$931,961	$932,271

(1)	See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the Financial statements.

352	SEI Institutional Managed Trust / Annual Report / September 30, 2021

		Multi-Asset Inflation Managed Fund				Multi-Asset Capital Stability Fund
	2021		2020		2021		2020

$ 22,919		$ 10,505		$ 3		$ 2,867
28,740		(37,228)		24,444		5,506
35		(1,408)		(3,155)		564
—		—		—		—
58,962		(1,777)		5,823		10,762
(22)		15		(1,373)		(20)
110,634		(29,893)		25,742		19,679

(10,636)		(12,032)		(7,473)		(24,500)
(776)		(920)		(530)		(1,745)
(11,412)		(12,952)		(8,003)		(26,245)

136,205		140,432		157,770		244,633
9,692		11,038		6,005		19,404
(171,680)		(173,715)		(230,131)		(210,326)
(25,783)		(22,245)		(66,356)		53,711

5,966		10,235		8,771		14,849
761		899		519		1,706
(13,517)		(19,217)		(20,602)		(15,678)
(6,790)		(8,083)		(11,312)		877
(32,573)		(30,328)		(77,668)		54,588
66,649		(73,173)		(59,929)		48,022

781,135		854,308		780,732		732,710
$ 847,784		$ 781,135		$ 720,803		$ 780,732

SEI Institutional Managed Trust / Annual Report / September 30, 2021	353

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2021

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:

Net Increase in Net Assets Resulting from Operations	$110,634

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided in Operating Activities:

Purchase of Investment Securities	(793,911)

Proceeds from Disposition of Investment Securities	897,904

Proceeds from Securities Sold Short	37,231

Purchases to Cover Securities Sold Short	(44,928)

Purchased Options/Purchases to Cover Written Options	(3,931)

Amortization (Accretion of Market Discount)	(16,826)

Net Realized (Gain) Loss on:

Investments and Securities Sold Short	(2,897)

Net Change in Unrealized (Appreciation) Depreciation on:

Investments and Securities Sold Short	(46,217)

Changes in Assets:

Cash Collateral on Forwards	687

Cash Collateral on Swaps	4,178

Cash Collateral on Futures	(79)

Receivable for Investment Securities Sold	16

Dividends and Interest Receivable	536

Receivable for Variation Margin	(1,464)

Foreign Tax Reclaim receivable	7

OTC Swap Contracts, at Value	(582)

OTC Options, at value	(249)

OTC Swaptions, at value	285

Unrealized Loss on Forward Foreign Currency Contracts	523

Prepaid expenses	(1)

Changes in Liabilities:

Payable for securities sold short	21,239

Payable for Investment Securities Purchased	17,629

OTC Swap Contracts, at Value	(3,776)

Administration Fees Payable	21

Shareholder Servicing Fees Payable	12

OTC Swaptions, at Value	(951)

OTC Options, at value	1,053

Payable for Variation Margin	1,227

Investment Advisory Fees Payable	34

Due to Broker	518

Unrealized Gain on Forward Foreign Currency Contracts	(235)

Accrued Expense Payable	3

Net Cash Provided by Operating Activities	177,690

Cash Flows from Financing Activities

Reverse Repurchase Agreements	(49,694)

Dividends and Distributions	(11,412)

Proceeds from Shares Issued	142,644

Reinvestment of Dividends and Distributions	10,453

Cost of Shares Redeemed	(185,350)

Net Cash from Financing Activities	(93,359)

Net Change in Cash, Restricted Cash, and Foreign Currency	84,331

Cash, Restricted Cash, and Foreign Currency at Beginning of Period	$94,179

Cash, Restricted Cash, and Foreign Currency at End of Period	$178,510

Supplemental Disclosure of Cash Flow Information

Interest paid	$3,042

The accompanying notes are an integral part of the financial statements.

354	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2021	$13.95	$0.10	$4.00	$4.10	$(0.12)	$(0.42)	$(0.54)	$17.51	29.93%	$2,050,558	0.89%	0.89%	0.95%	0.63%	33%
2020	13.94	0.16	0.89	1.05	(0.18)	(0.86)	(1.04)	13.95	7.67	1,944,209	0.89	0.89	0.96	1.16	63
2019	15.92	0.19	(0.22)	(0.03)	(0.18)	(1.77)	(1.95)	13.94	1.17	2,158,883	0.89	0.89	0.95	1.37	72
2018	14.65	0.13	2.22	2.35	(0.12)	(0.96)	(1.08)	15.92	16.80	2,439,320	0.89	0.89	0.94	0.87	80
2017	12.54	0.12	2.11	2.23	(0.12)	—	(0.12)	14.65	17.88	2,362,180	0.89	0.89	0.95	0.91	100
Class Y
2021	$13.95	$0.15	$4.00	$4.15	$(0.16)	$(0.42)	$(0.58)	$17.52	30.33%	$109,909	0.64%	0.64%	0.70%	0.88%	33%
2020	13.95	0.19	0.89	1.08	(0.22)	(0.86)	(1.08)	13.95	7.86	103,168	0.64	0.64	0.71	1.41	63
2019	15.93	0.22	(0.22)	—	(0.21)	(1.77)	(1.98)	13.95	1.44	131,736	0.64	0.64	0.70	1.62	72
2018	14.66	0.17	2.22	2.39	(0.16)	(0.96)	(1.12)	15.93	17.08	137,136	0.64	0.64	0.69	1.11	80
2017	12.55	0.16	2.10	2.26	(0.15)	—	(0.15)	14.66	18.16	156,329	0.64	0.64	0.70	1.16	100
Large Cap Value Fund
Class F
2021	$20.11	$0.46	$7.16	$7.62	$(0.46)	$—	$(0.46)	$27.27	38.21%	$1,322,518	0.89%	0.89%	0.93%	1.80%	29%
2020	23.25	0.45	(2.70)	(2.25)	(0.46)	(0.43)	(0.89)	20.11	(9.96)	1,097,338	0.89	0.89	0.93	2.15	65
2019	26.21	0.50	(0.92)	(0.42)	(0.48)	(2.06)	(2.54)	23.25	(0.91)	1,190,700	0.89	0.89	0.93	2.17	52
2018	24.70	0.39	2.39	2.78	(0.37)	(0.90)	(1.27)	26.21	11.54	1,285,571	0.89	0.89	0.93	1.51	83
2017	21.20	0.32	3.49	3.81	(0.31)	—	(0.31)	24.70	18.13	1,261,075	0.89	0.89	0.93	1.38	76
Class I
2021	$20.13	$0.40	$7.18	$7.58	$(0.41)	$—	$(0.41)	$27.30	37.93%	$3,060	1.11%	1.11%	1.18%	1.58%	29%
2020	23.27	0.41	(2.71)	(2.30)	(0.41)	(0.43)	(0.84)	20.13	(10.17)	2,454	1.11	1.11	1.18	1.93	65
2019	26.23	0.45	(0.93)	(0.48)	(0.42)	(2.06)	(2.48)	23.27	(1.14)	3,042	1.11	1.11	1.18	1.95	52
2018	24.71	0.33	2.40	2.73	(0.31)	(0.90)	(1.21)	26.23	11.30	4,427	1.11	1.11	1.18	1.29	83
2017	21.21	0.27	3.49	3.76	(0.26)	—	(0.26)	24.71	17.84	4,666	1.11	1.11	1.18	1.16	76
Class Y
2021	$20.11	$0.52	$7.16	$7.68	$(0.52)	$—	$(0.52)	$27.27	38.55%	$203,964	0.64%	0.64%	0.68%	2.05%	29%
2020	23.26	0.51	(2.71)	(2.20)	(0.52)	(0.43)	(0.95)	20.11	(9.76)	148,423	0.64	0.64	0.68	2.40	65
2019	26.21	0.55	(0.91)	(0.36)	(0.53)	(2.06)	(2.59)	23.26	(0.62)	150,772	0.64	0.64	0.69	2.41	52
2018	24.70	0.45	2.40	2.85	(0.44)	(0.90)	(1.34)	26.21	11.82	141,700	0.64	0.64	0.68	1.77	83
2017	21.21	0.38	3.48	3.86	(0.37)	—	(0.37)	24.70	18.37	120,357	0.64	0.64	0.69	1.63	76

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	355

FINANCIAL HIGHLIGHTS

For the the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund

Class F
2021	$45.29	$(0.13)	$11.07	$10.94	$(0.03)	$(4.23)	$(4.26)	$51.97	25.80%	$1,515,191	0.89%	0.89%	0.97%	(0.26)%	42%
2020	35.79	0.04	11.63	11.67	(0.08)	(2.09)	(2.17)	45.29	34.07	1,395,858	0.89	0.89	0.98	0.11	58
2019	39.89	0.13	0.22	0.35	(0.12)	(4.33)	(4.45)	35.79	2.43	1,314,152	0.89	0.89	0.98	0.36	88
2018	34.72	0.06	8.03	8.09	(0.05)	(2.87)	(2.92)	39.89	24.74	1,416,472	0.89	0.89	0.98	0.16	75
2017	29.74	0.06	4.96	5.02	(0.04)	—	(0.04)	34.72	16.89	1,364,210	0.89	0.89	0.98	0.20	95

Class I
2021	$43.99	$(0.23)	$10.73	$10.50	$—	$(4.23)	$(4.23)	$50.26	25.53%	$4,178	1.11%	1.11%	1.22%	(0.49)%	42%
2020	34.86	(0.04)	11.30	11.26	(0.04)	(2.09)	(2.13)	43.99	33.75	3,239	1.11	1.11	1.23	(0.12)	58
2019	38.96	0.05	0.21	0.26	(0.03)	(4.33)	(4.36)	34.86	2.22	2,643	1.11	1.11	1.16	0.14	88
2018	34.02	(0.02)	7.84	7.82	(0.01)	(2.87)	(2.88)	38.96	24.42	3,863	1.11	1.11	1.23	(0.06)	75
2017	29.17	(0.01)	4.86	4.85	—	—	—	34.02	16.63	3,607	1.11	1.11	1.23	(0.03)	95

Class Y
2021	$45.35	$(0.01)	$11.08	$11.07	$(0.08)	$(4.23)	$(4.31)	$52.11	26.10%	$223,901	0.64%	0.64%	0.72%	(0.02)%	42%
2020	35.84	0.14	11.63	11.77	(0.17)	(2.09)	(2.26)	45.35	34.39	170,883	0.64	0.64	0.73	0.36	58
2019	39.96	0.21	0.24	0.45	(0.24)	(4.33)	(4.57)	35.84	2.70	157,270	0.64	0.64	0.73	0.60	88
2018	34.76	0.15	8.04	8.19	(0.12)	(2.87)	(2.99)	39.96	25.04	139,001	0.64	0.64	0.73	0.41	75
2017	29.80	0.14	4.96	5.10	(0.14)	—	(0.14)	34.76	17.17	123,109	0.64	0.64	0.74	0.45	95

Large Cap Index Fund

Class F
2021	$11.98	$0.17	$3.48	$3.65	$(0.16)	$—	$(0.16)	$15.47	30.64%	$1,090,118	0.25%	0.25%	0.64%	1.18%	9%
2020	10.54	0.17	1.46	1.63	(0.17)	(0.02)	(0.19)	11.98	15.67	706,457	0.25	0.25	0.64	1.52	8
2019	10.37	0.18	0.18	0.36	(0.17)	(0.02)	(0.19)	10.54	3.61	455,657	0.25	0.25	0.65	1.81	6
2018(2)	10.00	0.13	0.31	0.44	(0.07)	—	(0.07)	10.37	4.47 ‡	233,871	0.25	0.25	0.64	1.93	6
Tax-Managed Large Cap Fund

Class F
2021	$27.26	$0.29	$8.28	$8.57	$(0.30)	$(0.41)	$(0.71)	$35.12	31.84%	$4,061,063	0.89%	0.89%	0.89%	0.90%	14%
2020	27.53	0.31	1.80	2.11	(0.34)	(2.04)	(2.38)	27.26	7.84	3,368,577	0.89	0.89	0.91	1.19	40
2019	27.66	0.31	0.04	0.35	(0.30)	(0.18)	(0.48)	27.53	1.42	3,543,245	0.89	0.89	0.91	1.20	54
2018	24.11	0.22	3.83	4.05	(0.20)	(0.30)	(0.50)	27.66	16.99	3,773,973	0.89	0.89	0.90	0.84	44
2017	20.74	0.18	3.37	3.55	(0.18)	—	(0.18)	24.11	17.19	3,385,550	0.90 (3)	0.90 (3)	0.94 (3)	0.82	88

Class Y
2021	$27.27	$0.37	$8.28	$8.65	$(0.37)	$(0.41)	$(0.78)	$35.14	32.18%	$516,304	0.64%	0.64%	0.64%	1.14%	14%
2020	27.54	0.38	1.80	2.18	(0.41)	(2.04)	(2.45)	27.27	8.11	408,792	0.64	0.64	0.66	1.44	40
2019	27.67	0.38	0.04	0.42	(0.37)	(0.18)	(0.55)	27.54	1.67	447,895	0.64	0.64	0.66	1.46	54
2018	24.13	0.28	3.82	4.10	(0.26)	(0.30)	(0.56)	27.67	17.22	371,706	0.64	0.64	0.65	1.08	44
2017	20.75	0.24	3.37	3.61	(0.23)	—	(0.23)	24.13	17.52	317,822	0.65 (3)	0.65 (3)	0.69 (3)	1.07	88

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes contribution from SIMC. Without the cash contribution, the Fund’s return would have been 4.26% (See Note 6 in the Notes to Financial Statements).

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on January 31, 2018. All ratios for the period have been annualized.

(3)	The expense ratio includes litigation expenses outside the cap.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

356	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS

For the the years or periods ended September 30, (unless otherwise

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund

Class F

2021	$ 75.64	$1.04	$20.61	$21.65	$(1.04)		$(3.83)	$(4.87)	$92.42	29.73%	$981,074	0.25%	0.25%	0.54%	1.20%	5%
2020	69.00	1.15	8.74	9.89	(1.20)		(2.05)	(3.25)	75.64	14.82 (2)	844,753	0.25	0.25	0.54	1.64	19
2019	68.94	1.24	1.29	2.53	(1.23)		(1.24)	(2.47)	69.00	4.07	826,946	0.25	0.25	0.54	1.90	11
2018(3)	60.22	1.20	9.19	10.39	(1.13)		(0.54)	(1.67)	68.94	17.53	904,819	0.29	0.29	0.55	1.85	17
2017	53.32	0.89	8.47	9.36	(0.87)		(1.59)	(2.46)	60.22	18.12	417,308	0.43	0.43	0.54	1.58	21

Class I

2021	$76.11	$0.69	$20.75	$21.44	$(0.71)		$(3.83)	$(4.54)	$93.01	29.21%	$6,913	0.65%	0.65%	0.79%	0.80%	5%
2020	69.39	0.87	8.82	9.69	(0.92)		(2.05)	(2.97)	76.11	14.37 (2)	5,331	0.65	0.65	0.79	1.23	19
2019	69.31	0.98	1.30	2.28	(0.96)		(1.24)	(2.20)	69.39	3.66	5,322	0.65	0.65	0.79	1.49	11
2018(3)	60.56	0.92	9.30	10.22	(0.93)		(0.54)	(1.47)	69.31	17.13	6,372	0.65	0.65	0.80	1.43	17
2017	53.58	0.77	8.52	9.29	(0.72)		(1.59)	(2.31)	60.56	17.87	6,328	0.65	0.65	0.79	1.36	21

Small Cap Fund

Class F

2021	$10.74	$0.01	$5.56	$5.57	$(0.02)		$—	$(0.02)	$16.29	51.86%	$653,372	1.14%	1.14%	1.23%	0.09%	139%
2020	11.05	0.02	(0.31)	(0.29)	(0.02	)(4)	—	(0.02)	10.74	(2.60)	503,795	1.14	1.14	1.23	0.16	149
2019	14.28	0.01	(1.67)	(1.66)	(0.01)		(1.56)	(1.57)	11.05	(10.85)	554,260	1.14	1.14	1.24	0.11	116
2018	13.25	(0.02)	1.97	1.95	—		(0.92)	(0.92)	14.28	15.56	690,400	1.14	1.14	1.24	(0.17)	162
2017	11.61	(0.02)	1.68	1.66	(0.02)		—	(0.02)	13.25	14.29	588,341	1.14	1.14	1.24	(0.12)	135

Class Y

2021	$10.85	$0.05	$5.60	$5.65	$(0.04)		$—	$(0.04)	$16.46	52.15%	$28,977	0.89%	0.89%	0.98%	0.34%	139%
2020	11.15	0.04	(0.29)	(0.25)	(0.05	)(4)	—	(0.05)	10.85	(2.23)	25,727	0.89	0.89	0.98	0.41	149
2019	14.38	0.04	(1.69)	(1.65)	(0.02)		(1.56)	(1.58)	11.15	(10.66)	33,128	0.89	0.89	0.99	0.36	116
2018	13.31	0.01	1.98	1.99	—*		(0.92)	(0.92)	14.38	15.83	36,423	0.89	0.89	0.99	0.07	162
2017	11.66	0.02	1.67	1.69	(0.04)		—	(0.04)	13.31	14.51	39,149	0.89	0.89	0.99	0.13	135

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)

Includes contribution from SIMC. Without the cash contribution, the Fund’s return for Class F and Class I would have been 14.78% and 14.33%, respectively (See Note 6 in the Notes to Financial Statements).

(3)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund’s Class F shares.
(4)	Includes return of capital less than $0.005.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	357

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2021	$17.07	$0.14	$9.98	$10.12	$ (0.15)	$—	$(0.15)	$27.04	59.43%	$364,946	1.14%	1.14%	1.23%	0.56%	80%
2020	20.60	0.17	(3.46)	(3.29)	(0.24)	—	(0.24)	17.07	(16.03)	250,718	1.14	1.14	1.24	0.91	65
2019	25.54	0.27	(2.86)	(2.59)	(0.25)	(2.10)	(2.35)	20.60	(9.62)	274,660	1.14	1.14	1.24	1.30	74
2018	26.16	0.17	1.53	1.70	(0.17)	(2.15)	(2.32)	25.54	6.81	336,361	1.14	1.14	1.24	0.68	132
2017	22.75	0.11	3.43	3.54	(0.13)	—	(0.13)	26.16	15.61	349,296	1.14	1.14	1.23	0.45	123
Class I
2021	$16.90	$0.09	$9.87	$9.96	$(0.10)	$—	$(0.10)	$26.76	59.05%	$1,900	1.36%	1.36%	1.48%	0.35%	80%
2020	20.39	0.12	(3.42)	(3.30)	(0.19)	—	(0.19)	16.90	(16.20)	1,204	1.36	1.36	1.49	0.67	65
2019	25.31	0.22	(2.84)	(2.62)	(0.20)	(2.10)	(2.30)	20.39	(9.83)	1,703	1.36	1.36	1.49	1.07	74
2018	25.94	0.12	1.51	1.63	(0.11)	(2.15)	(2.26)	25.31	6.59	2,354	1.36	1.36	1.49	0.46	132
2017	22.57	0.05	3.41	3.46	(0.09)	—	(0.09)	25.94	15.37	2,466	1.36	1.36	1.48	0.22	123
Class Y
2021	$17.08	$0.20	$9.99	$10.19	$(0.21)	$—	$(0.21)	$27.06	59.84%	$67,188	0.89%	0.89%	0.98%	0.82%	80%
2020	20.61	0.21	(3.46)	(3.25)	(0.28)	—	(0.28)	17.08	(15.80)	45,725	0.89	0.89	0.99	1.13	65
2019	25.56	0.33	(2.87)	(2.54)	(0.31)	(2.10)	(2.41)	20.61	(9.42)	44,255	0.89	0.89	0.99	1.55	74
2018	26.18	0.24	1.52	1.76	(0.23)	(2.15)	(2.38)	25.56	7.07	41,421	0.89	0.88	0.99	0.94	132
2017	22.76	0.18	3.43	3.61	(0.19)	—	(0.19)	26.18	15.94	37,243	0.89	0.89	0.99	0.74	123
Small Cap Growth Fund
Class F
2021	$32.60	$(0.20)	$13.49	$13.29	$—	$—	$—	$45.89	40.77%	$382,281	1.11%	1.11%	1.23%	(0.45)%	196%
2020	31.88	(0.12)	1.96	1.84	—	(1.12)	(1.12)	32.60	5.68	290,981	1.11	1.11	1.23	(0.39)	173
2019	42.96	(0.11)	(6.04)	(6.15)	—	(4.93)	(4.93)	31.88	(13.89)	293,814	1.11	1.11	1.24	(0.33)	172
2018	34.42	(0.20)	8.86	8.66	—	(0.12)	(0.12)	42.96	25.25	386,055	1.11	1.11	1.24	(0.53)	168
2017	28.86	(0.17)	5.73	5.56	—	—	—	34.42	19.27	312,759	1.11	1.11	1.23	(0.55)	116
Class I
2021	$30.85	$(0.29)	$12.76	$12.47	$—	$—	$—	$43.32	40.42%	$1,717	1.36%	1.36%	1.48%	(0.70)%	196%
2020	30.29	(0.19)	1.87	1.68	—	(1.12)	(1.12)	30.85	5.44	1,245	1.36	1.36	1.48	(0.64)	173
2019	41.21	(0.19)	(5.80)	(5.99)	—	(4.93)	(4.93)	30.29	(14.13)	1,408	1.36	1.36	1.49	(0.59)	172
2018	33.11	(0.28)	8.50	8.22	—	(0.12)	(0.12)	41.21	24.92	2,127	1.36	1.36	1.49	(0.79)	168
2017	27.83	(0.24)	5.52	5.28	—	—	—	33.11	18.97	2,079	1.36	1.36	1.48	(0.79)	116
Class Y
2021	$33.06	$(0.09)	$13.68	$13.59	$—	$—	$—	$46.65	41.11%	$44,407	0.86%	0.86%	0.98%	(0.20)%	196%
2020	32.23	(0.04)	1.99	1.95	—	(1.12)	(1.12)	33.06	5.97	32,593	0.86	0.86	0.98	(0.14)	173
2019	43.27	(0.03)	(6.08)	(6.11)	—	(4.93)	(4.93)	32.23	(13.68)	33,340	0.86	0.86	0.99	(0.08)	172
2018	34.59	(0.11)	8.91	8.80	—	(0.12)	(0.12)	43.27	25.56	34,078	0.86	0.86	0.99	(0.28)	168
2017	28.93	(0.11)	5.77	5.66	—	—	—	34.59	19.57	28,446	0.86	0.86	0.98	(0.36)	116

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

358	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Tax-Managed Small/Mid Cap Fund

Class F

2021	$19.41	$0.03	$8.61	$8.64	$(0.04)	$—	$(0.04)	$28.01	44.52%	$917,919	1.11%	1.11%	1.23%	0.10%	71%
2020	21.04	0.04	(1.15)	(1.11)	(0.08)	(0.44)	(0.52)	19.41	(5.47)	664,941	1.11	1.11	1.24	0.22	90
2019	25.02	0.11	(2.32)	(2.21)	(0.10)	(1.67)	(1.77)	21.04	(8.27)	771,375	1.11	1.11	1.23	0.54	115
2018	22.09	0.02	3.34	3.36	(0.02)	(0.41)	(0.43)	25.02	15.38	907,519	1.11	1.11	1.23	0.07	186
2017	18.97	0.03	3.17	3.20	(0.08)	—	(0.08)	22.09	16.91	782,449	1.11 (2)	1.11 (2)	1.24 (2)	0.12	151

Class Y

2021	$19.45	$0.08	$8.63	$8.71	$(0.09)	$—	$(0.09)	$28.07	44.81%	$112,357	0.89%	0.89%	0.98%	0.32%	71%
2020	21.06	0.09	(1.14)	(1.05)	(0.12)	(0.44)	(0.56)	19.45	(5.20)	84,564	0.89	0.89	0.99	0.44	90
2019	25.07	0.16	(2.34)	(2.18)	(0.16)	(1.67)	(1.83)	21.06	(8.12)	98,434	0.89	0.89	0.99	0.77	115
2018	22.11	0.07	3.35	3.42	(0.05)	(0.41)	(0.46)	25.07	15.69	88,854	0.89	0.89	0.98	0.29	186
2017	18.98	0.07	3.17	3.24	(0.11)	—	(0.11)	22.11	17.14	75,183	0.90 (2)	0.90 (2)	0.99 (2)	0.34	151

Mid-Cap Fund

Class F

2021	$23.59	$0.15	$9.13	$9.28	$(0.22)	$—	$(0.22)	$32.65	39.49%	$78,488	0.98%	0.98%	0.98%	0.49%	163%
2020	24.94	0.28	(1.00)	(0.72)	(0.29)	(0.34)	(0.63)	23.59	(2.87)	66,828	0.98	0.98	0.98	1.17	108
2019	29.13	0.22	(1.43)	(1.21)	(0.20)	(2.78)	(2.98)	24.94	(3.10)	102,280	0.98	0.98	0.99	0.89	99
2018	27.81	0.19	3.37	3.56	(0.21)	(2.03)	(2.24)	29.13	13.41	131,640	0.98	0.98	0.99	0.66	99
2017	24.00	0.17	3.99	4.16	(0.16)	(0.19)	(0.35)	27.81	17.52	112,423	0.98	0.98	0.99	0.67	112

Class I

2021	$23.55	$0.09	$9.11	$9.20	$(0.16)	$—	$(0.16)	$32.59	39.19%	$669	1.20%	1.20%	1.23%	0.28%	163%
2020	24.91	0.22	(0.99)	(0.77)	(0.25)	(0.34)	(0.59)	23.55	(3.13)	583	1.20	1.20	1.23	0.96	108
2019	29.09	0.16	(1.41)	(1.25)	(0.15)	(2.78)	(2.93)	24.91	(3.27)	716	1.20	1.20	1.24	0.66	99
2018	27.78	0.12	3.36	3.48	(0.14)	(2.03)	(2.17)	29.09	13.11	821	1.20	1.21	1.24	0.42	99
2017	23.96	0.12	4.00	4.12	(0.11)	(0.19)	(0.30)	27.78	17.32	864	1.20	1.20	1.24	0.46	112

Class Y

2021	$23.61	$0.22	$9.13	$9.35	$(0.29)	$—	$(0.29)	$32.67	39.80%	$3,667	0.73%	0.73%	0.73%	0.71%	163%
2020	24.96	0.33	(0.99)	(0.66)	(0.35)	(0.34)	(0.69)	23.61	(2.61)	2,584	0.73	0.73	0.73	1.42	108
2019	29.15	0.28	(1.42)	(1.14)	(0.27)	(2.78)	(3.05)	24.96	(2.85)	2,604	0.73	0.73	0.74	1.14	99
2018	27.83	0.26	3.37	3.63	(0.28)	(2.03)	(2.31)	29.15	13.68	2,962	0.73	0.74	0.74	0.92	99
2017	24.01	0.24	4.00	4.24	(0.23)	(0.19)	(0.42)	27.83	17.84	2,267	0.73	0.73	0.74	0.93	112

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes litigation expenses outside the cap.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	359

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2021	$16.14	$0.25	$2.91	$3.16	$(0.26)	$(1.40)	$(1.66)	$17.64	20.39%	$749,637	0.90%	0.90%	1.23%	1.43%	50%
2020	17.78	0.26	(1.08)	(0.82)	(0.29)	(0.53)	(0.82)	16.14	(4.87)	764,608	0.90	0.90	1.23	1.55	77
2019	18.69	0.32	0.91	1.23	(0.31)	(1.83)	(2.14)	17.78	7.89	914,612	0.93	0.93	1.23	1.89	44
2018	18.26	0.26	1.80	2.06	(0.27)	(1.36)	(1.63)	18.69	11.83	934,551	0.97	0.97	1.23	1.44	72
2017	17.04	0.25	1.72	1.97	(0.26)	(0.49)	(0.75)	18.26	11.85	994,387	1.00	1.00	1.23	1.45	48
Class I
2021	$16.13	$0.21	$2.92	$3.13	$(0.22)	$(1.40)	$(1.62)	$17.64	20.17%	$1,324	1.15%	1.15%	1.48%	1.17%	50%
2020	17.78	0.21	(1.08)	(0.87)	(0.25)	(0.53)	(0.78)	16.13	(5.17)	1,282	1.15	1.15	1.48	1.29	77
2019	18.69	0.28	0.91	1.19	(0.27)	(1.83)	(2.10)	17.78	7.62	1,345	1.18	1.18	1.48	1.64	44
2018	18.26	0.21	1.80	2.01	(0.22)	(1.36)	(1.58)	18.69	11.55	1,183	1.22	1.22	1.48	1.18	72
2017	17.03	0.21	1.71	1.92	(0.20)	(0.49)	(0.69)	18.26	11.58	1,426	1.25	1.25	1.48	1.21	48
Class Y
2021	$16.15	$0.29	$2.92	$3.21	$(0.31)	$(1.40)	$(1.71)	$17.65	20.68%	$200,659	0.65%	0.65%	0.98%	1.69%	50%
2020	17.79	0.30	(1.08)	(0.78)	(0.33)	(0.53)	(0.86)	16.15	(4.62)	870,935	0.65	0.65	0.98	1.79	77
2019	18.70	0.37	0.91	1.28	(0.36)	(1.83)	(2.19)	17.79	8.16	922,175	0.68	0.68	0.98	2.15	44
2018	18.27	0.30	1.80	2.10	(0.31)	(1.36)	(1.67)	18.70	12.11	682,081	0.72	0.72	0.98	1.68	72
2017	17.05	0.30	1.71	2.01	(0.30)	(0.49)	(0.79)	18.27	12.13	585,729	0.75	0.75	0.98	1.73	48
Global Managed Volatility Fund
Class F
2021	$10.40	$0.12	$1.37	$1.49	$(0.09)	$(0.02)	$(0.11)	$11.78	14.40%	$881,712	1.11%	1.11%	1.23%	1.07%	80%
2020	11.46	0.12	(0.57)	(0.45)	(0.28)	(0.33)	(0.61)	10.40	(4.33)	913,791	1.11	1.11	1.25	1.12	86
2019	12.08	0.18	0.26	0.44	(0.29)	(0.77)	(1.06)	11.46	4.75	1,060,614	1.11	1.11	1.24	1.61	66
2018	11.97	0.17	0.77	0.94	(0.18)	(0.65)	(0.83)	12.08	8.12	1,184,336	1.11	1.11	1.24	1.46	55
2017	11.51	0.17	1.03	1.20	(0.32)	(0.42)	(0.74)	11.97	11.16	1,242,592	1.11	1.11	1.24	1.45	61
Class I
2021	$10.15	$0.09	$1.33	$1.42	$(0.07)	$(0.02)	$(0.09)	$11.48	14.01%	$1,041	1.36%	1.36%	1.48%	0.83%	80%
2020	11.19	0.09	(0.55)	(0.46)	(0.25)	(0.33)	(0.58)	10.15	(4.51)	952	1.36	1.36	1.50	0.88	86
2019	11.82	0.15	0.25	0.40	(0.26)	(0.77)	(1.03)	11.19	4.45	1,067	1.36	1.36	1.49	1.36	66
2018	11.73	0.14	0.75	0.89	(0.15)	(0.65)	(0.80)	11.82	7.87	1,225	1.36	1.36	1.49	1.19	55
2017	11.29	0.14	1.00	1.14	(0.28)	(0.42)	(0.70)	11.73	10.80	1,573	1.36	1.36	1.48	1.24	61
Class Y
2021	$10.43	$0.15	$1.37	$1.52	$(0.12)	$(0.02)	$(0.14)	$11.81	14.65%	$127,801	0.86%	0.86%	0.98%	1.31%	80%
2020	11.49	0.15	(0.58)	(0.43)	(0.30)	(0.33)	(0.63)	10.43	(4.08)	143,066	0.86	0.86	1.00	1.39	86
2019	12.12	0.21	0.25	0.46	(0.32)	(0.77)	(1.09)	11.49	4.95	220,260	0.86	0.86	0.99	1.86	66
2018	12.00	0.20	0.78	0.98	(0.21)	(0.65)	(0.86)	12.12	8.46	233,708	0.86	0.86	0.99	1.74	55
2017	11.55	0.22	1.00	1.22	(0.35)	(0.42)	(0.77)	12.00	11.32	213,561	0.87	0.87	0.99	1.87	61

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

360	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2021	$16.66	$0.19	$3.23	$3.42	$(0.20)	$(0.13)	$(0.33)	$19.75	20.76%	$920,670	1.00%	1.00%	1.23%	1.04%	17%
2020	17.61	0.25	(0.51)	(0.26)	(0.27)	(0.42)	(0.69)	16.66	(1.53)	856,160	1.00	1.00	1.23	1.48	27
2019	17.22	0.27	0.88	1.15	(0.27)	(0.49)	(0.76)	17.61	7.16	1,004,802	1.00	1.00	1.23	1.65	29
2018	15.96	0.21	1.70	1.91	(0.22)	(0.43)	(0.65)	17.22	12.26	1,030,813	1.00	1.00	1.23	1.31	24
2017	14.74	0.23	1.61	1.84	(0.23)	(0.39)	(0.62)	15.96	12.84	994,011	1.00	1.00	1.23	1.53	22
Class Y
2021	$16.66	$0.24	$3.24	$3.48	$(0.25)	$(0.13)	$(0.38)	$19.76	21.12%	$83,410	0.75%	0.75%	0.98%	1.28%	17%
2020	17.62	0.29	(0.52)	(0.23)	(0.31)	(0.42)	(0.73)	16.66	(1.34)	76,132	0.75	0.75	0.98	1.73	27
2019	17.23	0.31	0.88	1.19	(0.31)	(0.49)	(0.80)	17.62	7.42	87,717	0.75	0.75	0.99	1.88	29
2018	15.96	0.26	1.70	1.96	(0.26)	(0.43)	(0.69)	17.23	12.60	78,609	0.75	0.75	0.99	1.56	24
2017	14.74	0.27	1.61	1.88	(0.27)	(0.39)	(0.66)	15.96	13.12	61,804	0.75	0.75	0.98	1.80	22
Tax-Managed International Managed Volatility Fund
Class F
2021	$10.15	$0.27	$1.06	$1.33	$(0.18)	$ —	$(0.18)	$11.30	13.23%	$338,490	1.11%	1.11%	1.39%	2.44%	79%
2020	10.77	0.19	(0.49)	(0.30)	(0.32)	—	(0.32)	10.15	(3.08)	315,250	1.11	1.11	1.41	1.84	79
2019	11.38	0.27	(0.61)	(0.34)	(0.27)	—	(0.27)	10.77	(2.76)	331,996	1.11	1.11	1.40	2.54	55
2018	11.56	0.26	(0.15)	0.11	(0.29)	—	(0.29)	11.38	0.93	355,027	1.11	1.11	1.40	2.21	54
2017(2)	10.00	0.23	1.33	1.56	—	—	—	11.56	15.65	336,350	1.11	1.11	1.39	2.29	51
Class Y
2021	$10.17	$0.30	$1.06	$1.36	$(0.21)	$ —	$(0.21)	$11.32	13.48%	$56,993	0.86%	0.86%	1.14%	2.69%	79%
2020	10.79	0.23	(0.51)	(0.28)	(0.34)	—	(0.34)	10.17	(2.84)	53,255	0.86	0.86	1.16	2.27	79
2019	11.40	0.32	(0.63)	(0.31)	(0.30)	—	(0.30)	10.79	(2.47)	42,782	0.86	0.86	1.15	3.05	55
2018	11.58	0.30	(0.16)	0.14	(0.32)	—	(0.32)	11.40	1.16	25,862	0.86	0.86	1.15	2.60	54
2017(2)	10.00	0.30	1.29	1.59	(0.01)	—	(0.01)	11.58	15.90	13,652	0.86	0.86	1.15	2.92	51
Real Estate Fund
Class F
2021	$13.51	$0.11	$4.87	$4.98	$(0.20)	$(0.67)	$(0.87)	$17.62	38.41%	$84,666	1.14%	1.14%	1.23%	0.67%	78%
2020	17.24	0.14	(2.47)	(2.33)	(0.28)	(1.12)	(1.40)	13.51	(14.21)	74,099	1.14	1.14	1.23	0.95	123
2019	16.06	0.23	2.31	2.54	(0.21)	(1.15)	(1.36)	17.24	17.35	104,562	1.14	1.14	1.24	1.47	71
2018	17.15	0.24	0.62	0.86	(0.23)	(1.72)	(1.95)	16.06	5.04	94,715	1.14	1.14	1.24	1.27	103
2017	19.37	0.03	(0.21)	(0.18)	(0.41)	(1.63)	(2.04)	17.15	(0.57)	137,877	1.14	1.14	1.24	0.16	67
Class I
2021	$13.48	$0.07	$4.86	$4.93	$(0.16)	$(0.67)	$(0.83)	$17.58	38.14%	$424	1.36%	1.36%	1.48%	0.47%	78%
2020	17.20	0.11	(2.46)	(2.35)	(0.25)	(1.12)	(1.37)	13.48	(14.38)	307	1.36	1.36	1.48	0.79	123
2019	16.03	0.21	2.29	2.50	(0.18)	(1.15)	(1.33)	17.20	17.06	420	1.36	1.36	1.48	1.33	71
2018	17.13	0.24	0.58	0.82	(0.20)	(1.72)	(1.92)	16.03	4.80	455	1.36	1.36	1.49	1.31	103
2017	19.35	(0.02)	(0.20)	(0.22)	(0.37)	(1.63)	(2.00)	17.13	(0.80)	529	1.36	1.36	1.49	(0.09)	67
Class Y
2021	$13.51	$0.15	$4.87	$5.02	$(0.23)	$(0.67)	$(0.90)	$17.63	38.81%	$18,241	0.89%	0.89%	0.98%	0.93%	78%
2020	17.25	0.21	(2.51)	(2.30)	(0.32)	(1.12)	(1.44)	13.51	(14.04)	17,279	0.89	0.89	0.98	1.40	123
2019	16.07	0.27	2.31	2.58	(0.25)	(1.15)	(1.40)	17.25	17.65	36,910	0.89	0.89	0.98	1.72	71
2018	17.15	0.32	0.58	0.90	(0.26)	(1.72)	(1.98)	16.07	5.30	36,197	0.89	0.89	0.99	1.76	103
2017	19.38	0.07	(0.21)	(0.14)	(0.46)	(1.63)	(2.09)	17.15	(0.37)	36,892	0.89	0.89	0.99	0.41	67

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on October 17, 2016. All ratios for the period have been annualized.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	361

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Core Fixed Income Fund

Class F
2021	$12.15	$0.15	$(0.16)	$(0.01)	$(0.18)	$(0.46)	$(0.64)	$11.50	(0.08)%	$4,101,094	0.66%	0.66%	0.72%	1.27%	375%
2020	11.65	0.23	0.65	0.88	(0.27)	(0.11)	(0.38)	12.15	7.75	3,859,455	0.66	0.66	0.73	1.98	357
2019	10.86	0.31	0.81	1.12	(0.33)	—	(0.33)	11.65	10.45	3,755,355	0.66	0.66	0.73	2.78	387
2018	11.32	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	10.86	(1.53)	3,600,785	0.67	0.67	0.77	2.55	384
2017	11.71	0.25	(0.15)	0.10	(0.26)	(0.23)	(0.49)	11.32	1.02	1,855,251	0.67	0.67	0.80	2.19	386
Class I
2021	$12.14	$0.12	$(0.15)	$(0.03)	$(0.16)	$(0.46)	$(0.62)	$11.49	(0.30)%	$5,102	0.88%	0.88%	0.97%	1.05%	375%
2020	11.64	0.21	0.66	0.87	(0.26)	(0.11)	(0.37)	12.14	7.59	4,698	0.88	0.88	0.98	1.76	357
2019	10.86	0.29	0.79	1.08	(0.30)	—	(0.30)	11.64	10.11	5,085	0.88	0.88	0.98	2.57	387
2018	11.31	0.26	(0.45)	(0.19)	(0.26)	—	(0.26)	10.86	(1.66)	6,255	0.89	0.89	1.02	2.29	384
2017	11.70	0.22	(0.14)	0.08	(0.24)	(0.23)	(0.47)	11.31	0.80	5,975	0.89	0.89	1.05	1.97	386
Class Y
2021	$12.16	$0.18	$(0.16)	$0.02	$(0.21)	$(0.46)	$(0.67)	$11.51	0.16%	$501,505	0.41%	0.41%	0.47%	1.51%	375%
2020	11.66	0.26	0.65	0.91	(0.30)	(0.11)	(0.41)	12.16	7.98	455,054	0.41	0.41	0.48	2.22	357
2019	10.87	0.34	0.80	1.14	(0.35)	—	(0.35)	11.66	10.71	439,460	0.41	0.41	0.48	3.03	387
2018	11.32	0.31	(0.44)	(0.13)	(0.32)	—	(0.32)	10.87	(1.20)	392,931	0.42	0.42	0.52	2.80	384
2017	11.71	0.28	(0.15)	0.13	(0.29)	(0.23)	(0.52)	11.32	1.27	225,440	0.42	0.42	0.55	2.46	386
High Yield Bond Fund
Class F
2021	$6.46	$0.40	$0.72	$1.12	$(0.37)	$(0.13)	$(0.50)	$7.08	17.84%	$1,430,709	0.89%	0.89%	0.98%	5.78%	67%
2020	6.91	0.36	(0.39)	(0.03)	(0.38)	(0.04)	(0.42)	6.46	(0.33)	1,257,617	0.89	0.89	0.98	5.54	88
2019	7.13	0.39	(0.11)	0.28	(0.39)	(0.11)	(0.50)	6.91	4.24	1,444,565	0.89	0.89	0.98	5.68	69
2018	7.33	0.38	(0.11)	0.27	(0.38)	(0.09)	(0.47)	7.13	3.88	1,484,436	0.89	0.89	0.98	5.38	58
2017	7.18	0.42	0.26	0.68	(0.41)	(0.12)	(0.53)	7.33	9.75	1,469,480	0.90 (2)	0.90 (2)	1.01 (2)	5.83	62
Class I
2021	$6.22	$0.37	$0.70	$1.07	$(0.34)	$(0.13)	$(0.47)	$6.82	17.72%	$581	1.11%	1.11%	1.23%	5.55%	67%
2020	6.65	0.33	(0.37)	(0.04)	(0.35)	(0.04)	(0.39)	6.22	(0.46)	409	1.11	1.11	1.23	4.99	88
2019	6.88	0.36	(0.12)	0.24	(0.36)	(0.11)	(0.47)	6.65	3.79	11,926	1.12	1.12	1.23	5.51	69
2018	7.08	0.35	(0.11)	0.24	(0.35)	(0.09)	(0.44)	6.88	3.61	545	1.10	1.10	1.22	5.08	58
2017	6.93	0.39	0.26	0.65	(0.38)	(0.12)	(0.50)	7.08	9.65	1,147	1.12 (2)	1.12 (2)	1.25 (2)	5.58	62
Class Y
2021	$6.46	$0.42	$0.72	$1.14	$(0.39)	$(0.13)	$(0.52)	$7.08	18.13%	$195,613	0.64%	0.64%	0.73%	6.03%	67%
2020	6.91	0.38	(0.39)	(0.01)	(0.40)	(0.04)	(0.44)	6.46	(0.07)	174,334	0.64	0.64	0.73	5.78	88
2019	7.13	0.41	(0.11)	0.30	(0.41)	(0.11)	(0.52)	6.91	4.51	185,383	0.64	0.64	0.73	5.92	69
2018	7.32	0.40	(0.11)	0.29	(0.39)	(0.09)	(0.48)	7.13	4.27	177,644	0.64	0.64	0.73	5.62	58
2017	7.18	0.44	0.25	0.69	(0.43)	(0.12)	(0.55)	7.32	9.87	187,087	0.65 (2)	0.65 (2)	0.76 (2)	6.08	62

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes litigation expenses outside the cap.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

362	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Conservative Income Fund
Class F
2021	$10.00	$—	$—	$—	$	—*	$—	$	—*	$10.00	0.01%	$269,681	0.19%	0.19%	0.58%	—%	—%
2020	10.00	0.09	0.01	0.10		(0.10)	—		(0.10)	10.00	0.96	319,030	0.30	0.30	0.59	0.90	—
2019	10.00	0.23	—	0.23		(0.23)	—		(0.23)	10.00	2.32	229,166	0.30	0.30	0.59	2.29	—
2018	10.00	0.16	—	0.16		(0.16)	—		(0.16)	10.00	1.60	209,822	0.30	0.30	0.59	1.60	—
2017	10.00	0.08	—	0.08		(0.08)	—		(0.08)	10.00	0.83	190,440	0.30	0.30	0.58	0.84	—
Class Y
2021	$10.00	$0.01	$—	$0.01	$	—*	$—	$	—*	$10.01	0.11%	$16,962	0.09%	0.09%	0.33%	0.10%	—%
2020	10.00	0.11	—	0.11		(0.11)	—		(0.11)	10.00	1.06	22,256	0.20	0.20	0.34	1.05	—
2019	10.00	0.24	—	0.24		(0.24)	—		(0.24)	10.00	2.42	23,125	0.20	0.20	0.34	2.38	—
2018	10.00	0.17	—	0.17		(0.17)	—		(0.17)	10.00	1.70	27,498	0.20	0.20	0.34	1.71	—
2017	10.00	0.10	(0.01)	0.09		(0.09)	—		(0.09)	10.00	0.94	19,984	0.20	0.20	0.33	0.96	—
Tax-Free Conservative Income Fund
Class F
2021	$10.00	$—	$—	$—	$	—*	$—	$	—*	$10.00	0.01%	$183,626	0.13%	0.13%	0.58%	0.01%	—%
2020	10.00	0.06	—	0.06		(0.06)	—		(0.06)	10.00	0.64	212,828	0.30	0.30	0.59	0.62	—
2019	10.00	0.14	—	0.14		(0.14)	—		(0.14)	10.00	1.37	162,368	0.30	0.30	0.59	1.36	—
2018	10.00	0.10	—	0.10		(0.10)	—		(0.10)	10.00	0.99	162,338	0.30	0.30	0.59	0.99	—
2017	10.00	0.05	—	0.05		(0.05)	—		(0.05)	10.00	0.51	163,219	0.30	0.30	0.59	0.51	—
Class Y
2021	$10.00	$0.01	$—	$0.01	$	—*	$—	$	—*	$10.01	0.11%	$9,273	0.03%	0.03%	0.33%	0.10%	—%
2020	10.00	0.09	(0.02)	0.07		(0.07)	—		(0.07)	10.00	0.73	5,770	0.20	0.20	0.34	0.87	—
2019	10.00	0.15	—	0.15		(0.15)	—		(0.15)	10.00	1.47	16,727	0.20	0.20	0.34	1.45	—
2018	10.00	0.11	—	0.11		(0.11)	—		(0.11)	10.00	1.09	11,126	0.20	0.20	0.34	1.13	—
2017	10.00	0.06	—	0.06		(0.06)	—		(0.06)	10.00	0.60	3,782	0.20	0.20	0.34	0.63	—

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.005 per share.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	363

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class F
2021	$10.40	$0.44	$0.10	$0.54	$(0.26)		$—	$(0.26)	$10.68	5.26%	$228,319	0.45%	0.45%	0.70%	4.18%	31%
2020	9.96	0.07	0.42	0.49	(0.05)		—	(0.05)	10.40	4.98	238,849	0.45	0.45	0.70	0.72	41
2019	9.91	0.16	0.15	0.31	(0.26)		—	(0.26)	9.96	3.14	227,413	0.45	0.45	0.70	1.59	34
2018	10.03	0.25	(0.23)	0.02	(0.14)		—	(0.14)	9.91	0.24	238,889	0.45	0.45	0.71	2.51	35
2017	10.14	0.11	(0.11)	—	(0.11	)(2)	—	(0.11)	10.03	0.03	252,333	0.45	0.45	0.73	1.07	49
Class Y
2021	$10.44	$0.43	$0.14	$0.57	$(0.28)		$—	$(0.28)	$10.73	5.47%	$17,931	0.35%	0.35%	0.45%	4.11%	31%
2020	10.00	0.08	0.42	0.50	(0.06)		—	(0.06)	10.44	5.01	21,395	0.35	0.35	0.45	0.84	41
2019	9.94	0.18	0.14	0.32	(0.26)		—	(0.26)	10.00	3.31	24,322	0.35	0.35	0.46	1.80	34
2018	10.06	0.26	(0.23)	0.03	(0.15)		—	(0.15)	9.94	0.29	16,691	0.35	0.35	0.46	2.60	35
2017	10.17	0.12	(0.11)	0.01	(0.12	)(2)	—	(0.12)	10.06	0.11	18,205	0.35	0.35	0.48	1.15	49
Dynamic Asset Allocation Fund
Class F
2021	$14.98	$0.10	$4.58	$4.68	$(0.89)		$(0.27)	$(1.16)	$18.50	32.72%	$816,977	0.75%	0.75%	1.18%	0.56%	10%
2020	13.23	0.14	1.84	1.98	(0.23)		—	(0.23)	14.98	15.07	723,775	0.75	0.75	1.18	1.06	16
2019	13.22	0.17	0.07	0.24	(0.23)		—	(0.23)	13.23	2.14	725,857	0.75	0.75	1.18	1.31	5
2018	12.10	0.17	1.15	1.32	(0.18)		(0.02)	(0.20)	13.22	10.95	800,036	0.75	0.75	1.19	1.30	11
2017	10.18	0.15	1.87	2.02	(0.10)		—	(0.10)	12.10	19.95	696,463	0.75	0.75	1.18	1.30	3
Class Y
2021	$15.01	$0.14	$4.58	$4.72	$(0.92)		$(0.27)	$(1.19)	$18.54	33.05%	$46,976	0.50%	0.50%	0.93%	0.81%	10%
2020	13.26	0.08	1.93	2.01	(0.26)		—	(0.26)	15.01	15.31	41,757	0.50	0.50	0.93	0.59	16
2019	13.25	0.19	0.08	0.27	(0.26)		—	(0.26)	13.26	2.43	70,477	0.50	0.50	0.93	1.51	5
2018	12.12	0.19	1.17	1.36	(0.21)		(0.02)	(0.23)	13.25	11.26	78,280	0.50	0.50	0.93	1.51	11
2017	10.20	0.17	1.87	2.04	(0.12)		—	(0.12)	12.12	20.17	73,159	0.50	0.50	0.93	1.55	3

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Includes return of capital of $0.01.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

364	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2021	$9.98	$0.09	$0.76	$0.85	$(0.05)	$(0.24)	$(0.29)	$10.54	8.57%	$449,934	1.99	%(2)	1.99	%(2)	2.75	%(2)	0.87%	424%
2020	9.61	0.08	0.39	0.47	(0.10)	—	(0.10)	9.98	4.90	463,468	1.72	(3)	1.72	(3)	2.54	(3)	0.84	527
2019	10.10	0.14	(0.18)	(0.04)	(0.16)	(0.29)	(0.45)	9.61	(0.18)	472,129	1.44	(4)	1.44	(4)	2.38	(4)	1.24	315
2018	10.11	0.07	0.14	0.21	(0.02)	(0.20)	(0.22)	10.10	2.11	509,559	1.41	(5)	1.41	(5)	2.41	(5)	0.72	266	(6)
2017	9.67	(0.01)	0.46	0.45	(0.01)	—	(0.01)	10.11	4.62	508,046	1.41	(7)	1.41	(7)	2.44	(7)	(0.12)	215	(6)
Class Y
2021	$9.98	$0.12	$0.77	$0.89	$(0.08)	$(0.24)	$(0.32)	$10.55	8.94%	$8,585	1.74	%(8)	1.74	%(8)	2.50	%(8)	1.12%	424%
2020	9.61	0.11	0.38	0.49	(0.12)	—	(0.12)	9.98	5.16	8,464	1.47	(9)	1.47	(9)	2.29	(9)	1.12	527
2019	10.11	0.13	(0.15)	(0.02)	(0.19)	(0.29)	(0.48)	9.61	(0.01)	9,821	1.20	(10)	1.20	(10)	2.15	(10)	1.11	315
2018	10.12	0.10	0.14	0.24	(0.05)	(0.20)	(0.25)	10.11	2.36	5,951	1.16	(11)	1.16	(11)	2.16	(11)	0.95	266	(6)
2017	9.68	0.03	0.44	0.47	(0.03)	—	(0.03)	10.12	4.79	4,841	1.14	(12)	1.14	(12)	2.16	(12)	0.34	215	(6)
Multi-Asset Accumulation Fund
Class F
2021	$9.55	$(0.01)	$1.28	$1.27	$—	$(0.51)	$(0.51)	$10.31	13.73%	$2,506,500	1.17%		1.17%		1.29%		(0.12)%	54%
2020	10.63	(0.02)	0.18	0.16	(0.13)	(1.11)	(1.24)	9.55	1.51	2,420,060	1.17		1.17		1.30		(0.23)	61
2019	9.81	0.08	1.03	1.11	(0.27)	(0.02)	(0.29)	10.63	11.94	2,659,785	1.17		1.17		1.30		0.80	63
2018	10.01	0.06	0.24	0.30	—	(0.50)	(0.50)	9.81	2.93	2,655,399	1.17		1.17		1.29		0.64	11
2017	10.31	(0.01)	0.39	0.38	(0.07)	(0.61)	(0.68)	10.01	4.33	2,468,847	1.17		1.17		1.31		(0.12)	28
Class Y
2021	$9.62	$(0.02)	$1.32	$1.30	$—	$(0.51)	$(0.51)	$10.41	13.95%	$193,339	0.92%		0.92%		1.04%		(0.15)%	54%
2020	10.70	(0.03)	0.21	0.18	(0.15)	(1.11)	(1.26)	9.62	1.74	190,469	0.92		0.92		1.05		(0.26)	61
2019	9.88	0.07	1.06	1.13	(0.29)	(0.02)	(0.31)	10.70	12.16	220,654	0.92		0.92		1.05		0.66	63
2018	10.06	0.05	0.27	0.32	—	(0.50)	(0.50)	9.88	3.13	228,037	0.92		0.92		1.04		0.52	11
2017	10.36	—	0.41	0.41	(0.10)	(0.61)	(0.71)	10.06	4.55	237,569	0.92		0.92		1.06		(0.03)	28

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.35%, 1.35%, and 2.11%.

(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.27%, 1.27%, and 2.10%

(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.20%, 1.20%, and 2.14%.

(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.09%, 1.09%, and 2.09%.

(6)	The portfolio turnover rate in 2017 and 2018 have been changed from 37% to 215% and 373% to 266%, respectively.

(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06%, and 2.09%.

(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.10%, 1.10%, and 1.86%.

(9)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.02%, 1.02% and 1.85%.

(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.96%, 0.96%, and 1.91%.

(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.84%, 0.84% and 1.84%.

(12)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.79%, 0.79%, and 1.98%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	365

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2021	$10.85	$0.42	$0.61	$1.03	$(0.39)		$—	$(0.39)	$11.49	9.57%	$759,685	0.80%		0.80%		1.20%		3.71%	59%
2020	11.07	0.40	(0.20)	0.20	(0.39)		(0.03)	(0.42)	10.85	1.86	770,599	0.80		0.80		1.21		3.69	137
2019	10.61	0.45	0.41	0.86	(0.40)		—	(0.40)	11.07	8.29	816,056	0.80		0.80		1.20		4.15	76
2018	10.88	0.40	(0.24)	0.16	(0.34	)(2)	(0.09)	(0.43)	10.61	1.56	815,020	0.80		0.80		1.21		3.78	119
2017	10.56	0.48	0.24	0.72	(0.40)		—	(0.40)	10.88	6.90	813,767	0.80		0.80		1.21		4.47	77
Class Y
2021	$10.85	$0.43	$0.61	$1.04	$(0.40)		$—	$(0.40)	$11.49	9.68%	$172,276	0.70%		0.70%		0.95%		3.81%	59%
2020	11.07	0.41	(0.20)	0.21	(0.40)		(0.03)	(0.43)	10.85	1.96	161,672	0.70		0.70		0.96		3.79	137
2019	10.61	0.46	0.41	0.87	(0.41)		—	(0.41)	11.07	8.39	161,776	0.70		0.70		0.95		4.25	76
2018	10.88	0.41	(0.24)	0.17	(0.35	)(2)	(0.09)	(0.44)	10.61	1.66	175,431	0.70		0.70		0.96		3.88	119
2017	10.56	0.49	0.24	0.73	(0.41)		—	(0.41)	10.88	7.00	166,980	0.70		0.70		0.96		4.60	77
Multi-Asset Inflation Managed Fund
Class F
2021	$7.88	$0.24	$0.91	$1.15	$(0.12)		$—	$(0.12)	$8.91	14.71%	$803,799	1.12	%(3)	1.12	%(3)	1.36	%(3)	2.84%	65%
2020	8.28	0.10	(0.38)	(0.28)	(0.12)		—	(0.12)	7.88	(3.41)	735,962	1.38	(3)	1.38	(3)	1.62	(3)	1.28	63
2019	8.49	0.14	(0.20)	(0.06)	(0.15)		—	(0.15)	8.28	(0.62)	798,451	1.52	(3)	1.52	(3)	1.76	(3)	1.68	30
2018	8.52	0.17	(0.08)	0.09	(0.12)		—	(0.12)	8.49	1.04	860,457	1.52	(3)	1.52	(3)	1.76	(3)	1.97	32
2017	8.80	0.09	(0.27)	(0.18)	(0.10)		—	(0.10)	8.52	(2.07)	821,191	1.33	(3)	1.33	(3)	1.56	(3)	1.01	68
Class Y
2021	$7.89	$0.22	$0.95	$1.17	$(0.14)		$—	$(0.14)	$8.92	14.99%	$43,985	0.87	%(5)	0.87	%(5)	1.11	%(5)	2.62%	65%
2020	8.29	0.11	(0.37)	(0.26)	(0.14)		—	(0.14)	7.89	(3.17)	45,173	1.13	(4)	1.13	(4)	1.37	(4)	1.35	63
2019	8.50	0.13	(0.17)	(0.04)	(0.17)		—	(0.17)	8.29	(0.35)	55,857	1.27	(5)	1.27	(5)	1.51	(5)	1.56	30
2018	8.53	0.16	(0.05)	0.11	(0.14)		—	(0.14)	8.50	1.29	63,546	1.27	(5)	1.27	(5)	1.50	(5)	1.90	32
2017	8.82	0.10	(0.26)	(0.16)	(0.13)		—	(0.13)	8.53	(1.90)	68,506	1.08	(5)	1.08	(5)	1.32	(5)	1.13	68

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Includes return of capital of $0.02.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.66%, 0.66%, and 0.90%
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

366	SEI Institutional Managed Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2021	$10.28	$—	$0.34	$0.34	$(0.02)	$(0.09)	$(0.11)	$10.51	3.27%	$682,772	0.62%	0.62%	0.98%	—^%	125%
2020	10.39	0.04	0.22	0.26	(0.18)	(0.19)	(0.37)	10.28	2.55	732,425	0.62	0.62	0.98	0.37	124
2019	10.05	0.15	0.24	0.39	(0.05)	—	(0.05)	10.39	3.94	684,753	0.62	0.62	0.98	1.45	128
2018	10.25	0.09	0.09	0.18	(0.20)	(0.18)	(0.38)	10.05	1.75	682,982	0.62	0.62	0.98	0.88	228
2017	10.14	—	0.18	0.18	(0.02)	(0.05)	(0.07)	10.25	1.78	694,247	0.62	0.62	0.98	0.02	159
Class Y
2021	$10.30	$0.01	$0.35	$0.36	$(0.03)	$(0.09)	$(0.12)	$10.54	3.47%	$38,031	0.52%	0.52%	0.73%	0.08%	125%
2020	10.41	0.05	0.22	0.27	(0.19)	(0.19)	(0.38)	10.30	2.64	48,307	0.52	0.52	0.73	0.48	124
2019	10.07	0.16	0.24	0.40	(0.06)	—	(0.06)	10.41	4.04	47,957	0.52	0.52	0.73	1.55	128
2018	10.27	0.10	0.09	0.19	(0.21)	(0.18)	(0.39)	10.07	1.84	44,681	0.52	0.52	0.73	0.97	228
2017	10.16	0.01	0.17	0.18	(0.02)	(0.05)	(0.07)	10.27	1.88	50,346	0.52	0.52	0.73	0.11	159

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than 0.005%.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	367

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2021

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, and Multi-Asset Capital Stability (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows of the Multi-Asset Inflation Managed Fund.

The Trust is registered to offer: Class F shares of the Funds and Class Y shares of the Funds except for the Large Cap Index and S&P 500 Index Funds; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation —When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will

368	SEI Institutional Managed Trust / Annual Report / September 30, 2021

value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available” are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or

SEI Institutional Managed Trust / Annual Report / September 30, 2021	369

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

lower than the security’s value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing

370	SEI Institutional Managed Trust / Annual Report / September 30, 2021

pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2021, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2021, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin

372	SEI Institutional Managed Trust / Annual Report / September 30, 2021

deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2021, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/ swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

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September 30, 2021

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2021, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2021, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared

374	SEI Institutional Managed Trust / Annual Report / September 30, 2021

swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2021, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a

SEI Institutional Managed Trust / Annual Report / September 30, 2021	375

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at September 30, 2021. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders —

Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Dynamic Asset Allocation; are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income and Multi-Asset Income. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Restricted Securities — At September 30, 2021, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are

376	SEI Institutional Managed Trust / Annual Report / September 30, 2021

valued at fair value as determined in accordance with the procedures approved by the Board.

The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2021, were as follows:

	Number of Shares/Face Amount ($ Thousands)/ Number of Warrants	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	$145,600	8/10/06	8/10/06	$1,491	$60	0.01%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	11/30/10	11/20/10	$—	$—	0.00%
Boardriders Inc.	215,931	8/28/20	08/28/20	—	264	0.02%
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien	390	8/28/20	08/28/20	390	381	0.02%
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien	1,624	8/31/20	08/31/20	1,102	1,592	0.10%
Claire’s Stores	807	10/22/18	10/22/18	995	972	0.06%
Copper Property Pass-Through Certificates	147,922	3/18/21	03/18/21	2,293	2,912	0.18%
Foresight	32,601	6/30/20	6/30/20	242	456	0.03%
Foresight Energy Operating, LLC, Tranche A Term Loan, 1st Lien	226	6/30/20	6/30/20	226	226	0.01%
Gymboree Holding Corp	40,312	10/2/17	10/2/17	672	11	0.00%
Hexion Holdings Corp	100,575	7/2/19	7/2/19	1,397	2,213	0.14%
Mountain Province Diamonds	2,470	12/1/17	12/1/17	2,447	2,198	0.14%
Neiman Marcus Group	620	9/25/09	9/25/09	—	81	0.00%
Neiman Marcus Group (Escrow Security)	1,582	10/8/20	10/8/20	1,571	527	0.03%
NMG Holding	5,068	3/19/21	3/19/21	5,177	5,378	0.33%
Northwest Acquisitions ULC	2,115	10/1/19	10/1/19	1,493	—	0.00%
Parker Drilling Co	79,089	3/26/19	3/26/19	1,000	293	0.02%
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien	4,905	7/16/19	7/16/19	4,483	4,543	0.28%
Skillsoft Finance II Inc., Initial Term Loan, 1st Lien	187	7/1/21	7/1/21	184	188	0.01%
Trilogy Private Notes	33	10/21/20	10/21/20	33	33	0.00%
Windstream	104	12/14/20	12/14/20	—	2	0.00%

Multi-Strategy Alternative Fund
Parker Drilling Co	$4,414	3/26/19	3/26/19	$—	$17	0.00%
Hexion Holdings Corp	9,735	7/02/19	07/02/19	—	214	0.05%
Copper Property Pass-Through Certificates	23,020	3/18/21	03/18/21	—	453	0.10%
Mountain Province Diamonds	390	12/1/17	12/1/17	—	347	0.08%
NMG Holding	265	3/19/21	3/19/21	—	281	0.06%
Northwest Acquisitions ULC	460	10/1/19	10/1/19	—	—	0.00%
Boardriders Inc., Closing Date Tranche A Loan, 1st Lien	46	8/28/20	8/28/20	—	45	0.01%
Boardriders Inc., Closing Date Tranche B-2 Loan, 1st Lien	272	8/31/20	8/31/20	—	267	0.06%
Glass Mountain, Term Loan B, 1st Lien	68	12/15/17	12/15/17	—	22	0.00%
Hurtigruten Group, 1st Lien	138	6/11/20	6/11/20	—	159	0.03%
Peak 10 Holding Corporation, Initial Term Loan, 1st Lien	666	7/16/19	7/16/19	—	616	0.13%
Peak 10, Term Loan, 2nd Lien	130	5/20/21	5/20/21	—	119	0.03%
Boardriders Inc.,	25,646	8/28/20	8/28/20	—	31	0.01%

MULTI-ASSET INCOME FUND
NMG Holding	$490	3/19/21	3/19/21	$—	$520	0.05%

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	377

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the

Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

378	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2021, the following table represents the buyers and sellers on a total notional amount of:

	buyers (“receiving protection”) (Millions)	sellers (“providing protection”) (Millions)

Core Fixed Income Fund	$-	$131

	buyers (“receiving protection”) (Millions)	sellers (“providing protection”) (Millions)

Multi-Strategy Alternative Fund	18.1	0.7

Multi-Asset Income Fund	8.1	75.7

Multi-Asset Inflation Managed Fund	209.6	68.2

Multi-Asset Capital Stability Fund	-	12.7

The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total

Fair value of written credit derivatives	$-	$-	$-	$4,764,596	$4,764,596
Maximum potential amount of future payments	-	-	-	130,965,500	130,965,500
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-STRATEGY ALTERNATIVE FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total

Fair value of written credit derivatives	$-	$(18,833)	$-	$-	$(18,833)
Maximum potential amount of future payments	-	654,000	-	-	654,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total

Fair value of written credit derivatives	$18,877	$165,024	$-	$2,546,439	$2,730,340
Maximum potential amount of future payments	1,700,000	11,880,000	-	61,942,500	75,522,500
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

MULTI-ASSET INFLATION MANAGED FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total

Fair value of written credit derivatives	$-	$1,540,299	$-	$1,984,545	$3,524,844
Maximum potential amount of future payments	-	60,400,000	-	7,800,000	68,200,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

SEI Institutional Managed Trust / Annual Report / September 30, 2021	379

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

MULTI-ASSET CAPITAL STABILITY FUND

WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX

REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total

Fair value of written credit derivatives	$-	$-	$-	$769,801	$769,801
Maximum potential amount of future payments	-	-	-	12,652,106	12,652,106
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$111,405,500	$-	$111,405,500
101-200	-	-	-	-	-	-
201-300	-	-	4,190,000	15,370,000	-	19,560,000
> than 300	-	-	-	-	-	-

Total	$-	$-	$4,190,000	$126,775,500	$-	$130,965,500

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
> than 300	-	-	654,000	-	-	654,000

Total	$-	$-	$654,000	$-	$-	$654,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$72,522,500	$-	$-	$72,522,500
101-200	-	-	1,840,000	1,160,000	-	3,000,000
201-300	-	-	-	-	-	-
> than 300	-	-	-	-	-	-

Total	$-	$-	$74,362,500	$1,160,000	$-	$75,522,500

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
> than 300	-	-	-	-	68,200,000	68,200,000

Total	$-	$-	$-	$-	$68,200,000	$68,200,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total

Current credit spread* on underlying (in basis points)
0-100	$-	$-	$5,250,000	$-	$-	$5,250,000
101-200	-	-	-	-	-	-
201-300	-	-	7,402,106	-	-	7,402,106
> than 300	-	-	-	-	-	-

Total	$-	$-	$12,652,106	$-	$-	$12,652,106

380	SEI Institutional Managed Trust / Annual Report / September 30, 2021

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2021 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$12*	Net Assets — Unrealized depreciation on futures contracts	$194*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,370	Unrealized loss on forward foreign currency contracts	223

Total Derivatives not accounted for as hedging instruments		$2,382		$417

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on future contracts	$5,481	Net Assets — Unrealized depreciation on future contracts	$10,072
	Net Assets — Unrealized appreciation on swap contracts	8,683†	Net Assets — Unrealized depreciation on swap contracts	1,249†
	Swaptions purchased, at value	182	Swaptions written, at value	—
	Options purchased, at value	884	Options written, at value	656
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,835	Unrealized loss on forward foreign currency contracts	1,488
	Options purchased, at value	193	Options written, at value	3
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	311†	Net Assets — Unrealized depreciation on swap contracts	33†

Total Derivatives not accounted for as hedging instruments		$17,569		$13,501

Dynamic Asset Allocation Fund
Interest rate contracts	Swaptions purchased, at value	$11,363	Swaptions written, at value	$—
	Net Assets — Unrealized appreciation on swap contracts	2,707†	Net Assets — Unrealized depreciation on swap contracts	—†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	2,800*
	Options purchased, at value	1,246	Options written, at value	385
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	—	Unrealized loss on forward foreign currency contracts	43
Commodity contracts	Net Assets — Unrealized appreciation on swap contracts	4,288†	Net Assets — Unrealized depreciation on swap contracts	283†

Total Derivatives not accounted for as hedging instruments		$19,604		$3,511

SEI Institutional Managed Trust / Annual Report / September 30, 2021	381

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

Multi-Strategy Alternative Fund

Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$183*	Net Assets — Unrealized depreciation on swap contracts	$55*

	Net Assets — Unrealized appreciation on futures contracts	98*	Net Assets — Unrealized depreciation on futures contracts	—*
Equity contracts	Options purchased, at value	1,382	Options written, at value	—*

	Net Assets — Unrealized appreciation on futures contracts	83*	Net Assets — Unrealized depreciation on futures contracts	—*

	Net Assets — Unrealized appreciation on swap contracts	765†	Net Assets — Unrealized depreciation on swap contracts	309†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	579	Unrealized loss on forward foreign currency contracts	469
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	131†	Net Assets — Unrealized depreciation on swap contracts	119†

Total Derivatives not accounted for as hedging instruments		$3,221		$952

Multi-Asset Accumulation Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—*	Net Assets — Unrealized depreciation on futures contracts	$43,965*
	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	2,815†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	364*	Net Assets — Unrealized depreciation on futures contracts	31,532*
	Net Assets — Unrealized appreciation on swap contracts	934†	Net Assets — Unrealized depreciation on swap contracts	4,058†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	9,868	Unrealized loss on forward foreign currency contracts	3,903
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	15,584*	Net Assets — Unrealized depreciation on futures contracts	8,630*

Total Derivatives not accounted for as hedging instruments		$26,750		$94,903

Multi-Asset Income Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$787*	Net Assets — Unrealized depreciation on futures contracts	$1,916*
	Net Assets — Unrealized appreciation on swap contracts	2,737†	Net Assets — Unrealized depreciation on swap contracts	655†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	1,166*
	Options purchased, at value	498	Options written, at value	497
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	897	Unrealized loss on forward foreign currency contracts	620
	Options purchased, at value	66	Options written, at value	62
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	1,557†	Net Assets — Unrealized depreciation on swap contracts	46†

Total Derivatives not accounted for as hedging instruments		$6,542		$4,962

Multi-Asset Inflation Managed Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,034*	Net Assets — Unrealized depreciation on futures contracts	$—*
	Net Assets — Unrealized appreciation on swap contracts	795†	Net Assets — Unrealized depreciation on swap contracts	2,363†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	846*	Net Assets — Unrealized depreciation on futures contracts	—*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	190	Unrealized loss on forward foreign currency contracts	92

382	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	9,555*	Net Assets — Unrealized depreciation on future contracts	3,270*
	Net Assets — Unrealized appreciation on swap contracts	2,744†	Net Assets — Unrealized depreciation on swap contracts	—†
	Options purchased, at value	2,117	Options written, at value	1,495
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	273†	Net Assets — Unrealized depreciation on swaps contracts	2,041†

Total Derivatives not accounted for as hedging instruments		$17,554		$9,261

Multi-Asset Capital Stability Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$47*	Net Assets — Unrealized depreciation on futures contracts	$1,190*
	Net Assets — Unrealized appreciation on swap contracts	24†	Net Assets — Unrealized depreciation on swap contracts	421†
Equity contracts	Options purchased, at value	195	Options written, at value	118

	Net Assets — Unrealized appreciation on futures contracts	295*	Net Assets — Unrealized depreciation on futures contracts	1,864*
	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	165†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,038	Unrealized loss on forward foreign currency contracts	273
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	59†	Net Assets — Unrealized depreciation on swap contracts	113†

Total Derivatives not accounted for as hedging instruments		$2,658		$4,144

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2021:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total

Global Managed Volatility Fund

Equity contracts	$—	$—	$2,244	$—	$—	$2,244

Foreign exchange contracts	—	—	—	1,950	—	1,950

Total	$—	$—	$2,244	$1,950	$—	$4,194

Core Fixed Income Fund

Interest rate contracts	$1,082	$105	$(9,214)	$—	$1,317	$(6,710)

Foreign exchange contracts	(746)	—	—	702	—	(44)

Credit contracts	—	—	—	—	6,234	6,234

Total	$336	$105	$(9,214)	$702	$7,551	$(520)

High Yield Bond Fund

Foreign exchange contracts	$—	$—	$—	$5	$—	$5

Credit contracts	—	—	—	—	112	112

Total	$—	$—	$—	$5	$112	$117

SEI Institutional Managed Trust / Annual Report / September 30, 2021	383

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total

Dynamic Asset Allocation Fund

Interest rate contracts	$—	$6,024	$1,730	$—	$2,181	$9,935

Equity contracts	—	—	22,192	—	—	22,192

Commodity contracts	—	—	—	—	7,994	7,994

Foreign exchange contracts	816	—	—	(20)	—	796

Total	$816	$6,024	$23,922	$(20)	$10,175	$40,917

Multi-Strategy Alternative Fund

Credit contracts	$—	$—	$—	$—	$(267)	$(267)

Equity contracts	(1,093)	10	(561)	—	305	(1,339)

Interest rate contracts	—	—	(123)	—	41	(82)

Foreign exchange contracts	—	—	—	(1,155)	—	(1,155)

Total	$(1,093)	$10	$(684)	$(1,155)	$79	$(2,843)

Multi-Asset Accumulation Fund

Equity contracts	$—	$—	$270,290	$—	$10,025	$280,315

Interest rate contracts	—	—	(71,865)	—	(3,624)	(75,489)

Foreign exchange contracts	—	—	—	6,736	—	6,736

Commodity contracts	—	—	162,359	—	19,818	182,177

Total	$—	$—	$360,784	$6,736	$26,219	$393,739

Multi-Asset Income Fund

Equity contracts	$(9,074)	$—	$12,165	$—	$—	$3,091

Credit contracts	—	—	—	—	1,372	1,372

Interest rate contracts	—	7	(6,005)	—	1,142	(4,856)

Foreign exchange contracts	(2,032)	—	—	(603)	—	(2,635)

Total	$(11,106)	$7	$6,160	$(603)	$2,514	$(3,028)

Multi-Asset Inflation Managed Fund

Credit contracts	$—	$—	$—	$—	$(5,265)	$(5,265)

Equity contracts	—	—	(6,824)	—	(1,797)	(8,621)

Interest rate contracts	—	1,017	1,766	—	(2,272)	511

Foreign exchange contracts	—	—	—	(1,300)	—	(1,300)

Commodity contracts	(4,066)	—	41,535	—	—	37,469

Total	$(4,066)	$1,017	$36,477	$(1,300)	$(9,334)	$22,794

Multi-Asset Capital Stability Fund

Credit contracts	$—	$—	$—	$—	$1,291	$1,291

Equity contracts	354	—	10,849	—	—	11,203

Interest rate contracts	—	—	(3,082)	—	(1,652)	(4,734)

Foreign exchange contracts	—	—	—	4,960	—	4,960

Total	$354	$—	$7,767	$4,960	$(361)	$12,720

384	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total

Global Managed Volatility Fund

Equity contracts	$—	$—	$(174)	$—	$—	$(174)

Foreign exchange contracts	—	—	—	(72)	—	(72)

Total	$—	$—	$(174)	$(72)	$—	$(246)

Core Fixed Income Fund

Credit contracts	$—	$—	$—	$—	$(1,034)	$(1,034)

Interest rate contracts	104	28	(2,769)	—	5,644	3,007

Foreign exchange contracts	11	—	—	1,811	—	1,822

Total	$115	$28	$(2,769)	$1,811	$4,610	$3,795

High Yield Bond Fund

Credit contracts	$—	$—	$—	$—	$(44)	$(44)

Foreign exchange contracts	—	—	—	5	—	5

Total	$—	$—	$—	$5	$(44)	$(39)
Dynamic Asset Allocation Fund

Equity contracts	$401	$—	$(3,151)	$—	$—	$(2,750)

Interest rate contracts	—	1,827	—	—	2,707	4,534

Foreign exchange contracts	—	—	—	(31)	—	(31)

Commodity contracts	—	—	—	—	4,117	4,117

Total	$401	$1,827	$(3,151)	$(31)	$6,824	$5,870
Multi-Strategy Alternative Fund

Credit contracts	$—	$—	$—	$—	$(181)	$(181)

Equity contracts	(299)	—	97	—	437	235

Interest rate contracts	—	3	98	—	161	262

Foreign exchange contracts	—	—	—	93	—	93

Total	$(299)	$3	$195	$93	$417	$409
Multi-Asset Accumulation Fund

Equity contracts	$—	$—	$(32,721)	$—	$(1,361)	$(34,082)

Interest rate contracts	—	—	(50,645)	—	(3,657)	(54,302)

Foreign exchange contracts	—	—	—	5,679	—	5,679

Commodity contracts	—	—	18	—	(3,648)	(3,630)

Total	$—	$—	$(83,348)	$5,679	$(8,666)	$(86,335)
Multi-Asset Income Fund

Credit contracts	$—	$—	$—	$—	$1,276	$1,276

Equity contracts	658	—	(1,217)	—	—	(559)

Interest rate contracts	—	—	(983)	—	303	(680)

Foreign exchange contracts	(4)	—	—	235	—	231

Total	$654	$—	$(2,200)	$235	$1,579	$268
Multi-Asset Inflation Managed Fund

Credit contracts	$—	$—	$—	$—	$1,703	$1,703

Equity contracts	—	—	732	—	—	732

Interest rate contracts	—	(306)	1,015	—	3,694	4,403

Foreign exchange contracts	—	—	—	(292)	—	(292)

Commodity contracts	(715)	—	2,889	—	3,004	5,178

Total	$(715)	$(306)	$4,636	$(292)	$8,401	$11,724

SEI Institutional Managed Trust / Annual Report / September 30, 2021	385

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total

Multi-Asset Capital Stability Fund

Credit contracts	$—	$—	$—	$—	$(310)	$(310)

Equity contracts	(51)	—	(993)	—	(164)	(1,208)

Interest rate contracts	—	—	(1,240)	—	(1,191)	(2,431)

Foreign exchange contracts	—	—	—	1,625	—	1,625

Total	$(51)	$—	$(2,233)	$1,625	$(1,665)	$(2,324)

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts, swap contracts and swaption contracts activity during the year ended September 30, 2021 ($Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund
Futures Contracts:

Equity Contracts

Average Notional Balance Long	$12,124	$13,898	$14,167	$12,205	$18,287
Ending Notional Balance Long	12,636	16,765	12,490	14,717	22,873

	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

Futures Contracts:

Equity Contracts

Average Notional Balance Long	$9,571	$1,135	$1,696	$1,719	$650

Ending Notional Balance Long	8,494	–	794	–	–

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund

Futures Contracts:

Equity Contracts

Average Notional Balance Long	$179	$7,463	$13,486	$11,400	$3,335
Ending Notional Balance Long	–	6,007	7,055	9,559	6,192

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	214,786	–	–
Average Notional Balance Short	–	–	212,612	–	–
Ending Notional Balance Long	–	–	211,901	–	–
Ending Notional Balance Short	–	–	209,754	–	–

	Core Fixed Income		Dynamic Asset	Multi-Strategy
	Fund	High Yield Bond Fund	Allocation Fund	Alternative Fund

Futures Contracts:

Equity Contracts

Average Notional Balance Long	$–	$–	$85,822	$–
Average Notional Balance Short	–	–	–	1,879
Ending Notional Balance Long	–	–	78,039	–
Ending Notional Balance Short	–	–	–	2,017

Interest Contracts

Average Notional Balance Long	1,011,079	–	–	–
Average Notional Balance Short	1,039,693	–	–	3,449
Ending Notional Balance Long	1,110,246	–	–	–
Ending Notional Balance Short	690,702	–	–	5,429

Forward Foreign Currency Contracts:

Average Notional Balance Long	147,689	1,060	70,355	79,075
Average Notional Balance Short	146,924	1,048	70,406	79,097
Ending Notional Balance Long	145,930	858	49,022	71,293

386	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund

Forward Foreign Currency Contracts: (continued)

Ending Notional Balance Short	145,583	853	49,065	71,183

Swaps:

Credit Contracts

Average Notional Balance Long	–	–	–	18,550
Average Notional Balance Short	138,796	250	–	654
Ending Notional Balance Long	–	–	–	18,090
Ending Notional Balance Short	130,966	–	–	654

Interest Contracts

Average Notional Balance	260,757	–	27,761	8,148
Ending Notional Balance	340,503	–	27,761	7,671

Equity Contracts

Average Notional Balance Long	–	–	13,633	13,590
Average Notional Balance Short	–	–	–	13,971
Ending Notional Balance Long	–	–	14,684	20,924
Ending Notional Balance Short	–	–	–	20,445

Commodity Contracts

Average Notional Balance Long	–	–	95,279	–
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	–	–	73,775	–
Ending Notional Balance Short	–	–	–	–

Options/Swaptions:

Equity

Average Notional Balance Long†	–	–	200	1,206
Average Notional Balance Short†	–	–	85	564
Ending Notional Balance Long†	–	–	800	1,561
Ending Notional Balance Short†	–	–	340	–

Interest

Average Notional Balance Long†	804	–	5,891	–
Average Notional Balance Short†	806	–	–	–
Ending Notional Balance Long†	1,010	–	7,544	–
Ending Notional Balance Short†	678	–	–	–

Currency

Average Notional Balance Long†	257	–	414	–
Average Notional Balance Short†	6	–	–	–
Ending Notional Balance Long†	203	–	–	–
Ending Notional Balance Short†	24	–	–	–

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

Futures Contracts:

Commodity Contracts

Average Notional Balance Long	$441,110	$–	$131,318	$–
Average Notional Balance Short	314	–	23,859	–
Ending Notional Balance Long	411,667	–	127,001	–
Ending Notional Balance Short	–	–	19,190	–

Equity Contracts

Average Notional Balance Long	1,017,365	37,154	–	71,874
Average Notional Balance Short	–	–	37,219	12,949
Ending Notional Balance Long	1,102,401	30,606	–	59,828
Ending Notional Balance Short	–	–	37,735	21,322

Interest Contracts

Average Notional Balance Long	3,098,599	301,051	2,773	116,759
Average Notional Balance Short	–	85,448	164,068	19,028
Ending Notional Balance Long	3,189,530	309,286	–	153,043
Ending Notional Balance Short	–	74,017	125,485	15,154

Forward Foreign Currency Contracts:

Average Notional Balance Long	922,453	141,118	100,232	174,526

SEI Institutional Managed Trust / Annual Report / September 30, 2021	387

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Forward Foreign Currency Contracts: (continued)

Average Notional Balance Short	918,099	141,276	100,379	172,724
Ending Notional Balance Long	1,009,326	94,926	35,101	146,966
Ending Notional Balance Short	1,003,361	94,649	35,003	145,201

Swaps:

Total Return Contracts

Average Notional Balance Long	–	–	48,051	–
Ending Notional Balance Long	–	–	51,381	–
Ending Notional Balance Short	–	–	16,070	–

Credit Contracts

Average Notional Balance Long	–	5,604	52,394	–
Average Notional Balance Short	–	78,672	17,050	22,390
Ending Notional Balance Long	–	8,184	209,575	–
Ending Notional Balance Short	–	75,523	68,200	12,652

Interest Contracts

Average Notional Balance	745,065	118,053	129,090	18,755
Ending Notional Balance	656,404	120,476	113,041	18,398

Equity Contracts

Average Notional Balance Long	94,294	–	–	–
Average Notional Balance Short	–	–	4,017	–
Ending Notional Balance Long	101,787	–	–	–

Commodity Contracts

Average Notional Balance Long	42,299	–	–	–
Ending Notional Balance Long	36,876	–	–	–

Options/Swaptions:

Commodity

Average Notional Balance Long†	–	–	1,224	–
Average Notional Balance Short†	–	–	386	–
Ending Notional Balance Long†	–	–	1,620	–
Ending Notional Balance Short†	–	–	537	–

Equity

Average Notional Balance Long†	–	230	–	219
Average Notional Balance Short†	–	2,676	–	166
Ending Notional Balance Long†	–	229	–	202
Ending Notional Balance Short†	–	2,451	–	130

Interest
Average Notional Balance Long†	–	262	118	–
Average Notional Balance Short†	–	123	33	–
Ending Notional Balance Long†	–	310	–	–
Ending Notional Balance Short†	–	150	–	–

Currency

Average Notional Balance Long†	–	111	–	–
Average Notional Balance Short†	–	79	–	–
Ending Notional Balance Long†	–	122	–	–
Ending Notional Balance Short†	–	43	–	–

†	Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master

Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master

388	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Funds Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value and variation margin of exchange-traded or centrally cleared financial derivative instruments.

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)

Large Cap Fund	$–	$700	$700
Large Cap Value Fund	–	872	872
Large Cap Growth Fund	–	679	679
Large Cap Index Fund	–	756	756
Tax-Managed Large Cap Fund	–	1,258	1,258
S&P 500 Index Fund	–	437	437
Small Cap Value Fund	–	52	52
U.S. Managed Volatility Fund	–	322	322
Global Managed Volatility Fund	–	412	412
Tax-Managed Managed Volatility Fund	–	506	506
Tax-Managed International Managed Volatility Fund	–	406	406
Core Fixed Income Fund	–	11,083	11,083
Dynamic Asset Allocation Fund	–	5,417	5,417
Multi-Strategy Alternative Fund	–	35,563	35,563
Multi-Asset Accumulation Fund	–	112,511	112,511
Multi-Asset Income Fund	–	41,928	41,928
Multi-Asset Inflation Managed Fund	238,712	11,024	249,736
Multi-Asset Capital Stability Fund	–	8,351	8,351

Total	$238,712	$232,277	$470,989

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	389

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2021 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Brown Brothers Harriman	$ 2,370	$ –	$ –	$ 2,370	$ (223)	$ –	$ –	$ –	$ (223)	$ 2,147	$ –	$ 2,147

Total Over the Counter	$ 2,370	$ –	$ –	$ 2,370	$ (223)	$ –	$ –	$ –	$ (223)

	Financial Derivative Assets				Financial Derivative Liabilities

Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ –	$ 182	$ –	$ 182	$ –	$ –	$ –	$ –	$ –	$ 182	$ –	$ 182
BNP Paribas	200	–	–	200	(15)	–	–	–	(15)	185	–	185
Citigroup	26	–	–	26	(918)	–	–	–	(918)	(892)	892	–
Goldman Sachs	492	–	–	492	(381)	–	–	–	(381)	111	–	111
Morgan Stanley	1,117	–	–	1,117	(174)	–	–	–	(174)	943	–	943

Total Over the Counter	$ 1,835	$ 182	$ –	$ 2,017	$ (1,488)	$ –	$ –	$ –	$ (1,488)

	Financial Derivative Assets				Financial Derivative Liabilities

High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ 5	$ –	$ –	$ 5	$ –	$ –	$ –	$ –	$ –	$ 5	$ –	$ 5

Total Over the Counter	$ 5	$ –	$ –	$ 5	$ –	$ –	$ –	$ –	$ –

	Financial Derivative Assets				Financial Derivative Liabilities

Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ –	$ 11,363	$ –	$ 11,363	$ (43)	$ –	$ –	$ –	$ (43)	$ 11,320	$ –	$ 11,320
BNP Paribas	–	–	4,288	4,288	–	–	(283)	–	(283)	4,005	–	4,005

Total Over the Counter	$ –	$ 11,363	$ 4,288	$ 15,651	$ (43)	$ –	$ (283)	$ –	$ (326)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ –	$ –	$ –	$ –	$ –	$ –	$ (12)	$ –	$ (12)	$ (12)	$ –	$ (12)
Barclays PLC	13	–	–	13	(8)	–	–	–	(8)	5	–	5
BNYMellon	39	–	–	39	(4)	–	–	–	(4)	35	–	35
Citi	5	–	–	5	(4)	–	–	–	(4)	1	–	1
Deutsche Bank	32	–	53	85	(45)	–	–	–	(45)	40	–	40
Goldman Sachs	178	–	364	542	(110)	–	(83)	–	(193)	349	–	349
HSBC	42	–	–	42	(31)	–	–	–	(31)	11	–	11
JPMorgan Chase Bank	55	–	–	55	(45)	–	–	–	(45)	10	–	10
Montgomery/Bank of America	6	–	–	6	(43)	–	–	–	(43)	(37)	–	(37)
Morgan Stanley	17	–	400	417	(60)	–	(226)	–	(286)	131	–	131
Natwest Markets	10	–	–	10	(2)	–	–	–	(2)	8	–	8
State Street	115	–	–	115	(11)	–	–	–	(11)	104	–	104
TD Bank	15	–	–	15	(19)	–	–	–	(19)	(4)	–	(4)
UBS	28	–	–	28	(55)	–	–	–	(55)	(27)	–	(27)
Westpac Banking	24	–	–	24	(32)	–	–	–	(32)	(8)	–	(8)

Total Over the Counter	$ 579	$ –	$ 817	$ 1,396	$ (469)	$ –	$ (321)	$ –	$ (790)

390	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ 1,963	$ —	$ —	$ 1,963	$ —	$ —	$ —	$ —	$ —	$ 1,963	$ —	$ 1,963

Bank of America	—	—	497	497	—	—	(2,168)	—	(2,168)	(1,671)	31	(1,640)

Bank of New York	125	—	—	125	—	—	—	—	—	125	—	125

Citibank	—	—	65	65	—	—	(307)	—	(307)	(242)	200	(42)

Citigroup	3,023	—	—	3,023	(1,947)	—	—	—	(1,947)	1,076	—	1,076

JPMorgan Chase Bank	3,008	—	100	3,108	(1,956)	—	(793)	—	(2,749)	359	—	359

Merrill Lynch	—	—	272	272	—	—	(790)	—	(790)	(518)	—	(518)

State Street	1,749	—	—	1,749	—	—	—	—	—	1,749	—	1,749

Total Over the Counter	$ 9,868	$ —	$ 934	$ 10,802	$ (3,903)	$ —	$ (4,058)	$ —	$ (7,961)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

BNP Paribas	$ 65	$ —	$ —	$ 65	$ (46)	$ —	$ —	$ —	$ (46)	$ 19	$ —	$ 19

Citibank	—	—	—	—	—	—	(146)	—	(146)	(146)	—	(146)

Citigroup	29	—	—	29	(38)	—	—	—	(38)	(9)	—	(9)

Credit Suisse First Boston	25	—	—	25	—	—	—	—	—	25	—	25

Goldman Sachs	28	—	—	28	(33)	—	—	—	(33)	(5)	—	(5)

JPMorgan Chase	—	—	—	—	—	—	(232)	—	(232)	(232)	—	(232)

JPMorgan Chase Bank	—	—	—	—	(361)	—	—	—	(361)	(361)	—	(361)

Morgan Stanley	219	—	262	481	(142)	—	—	—	(142)	339	—	339

State Street	3	—	—	3	—	—	—	—	—	3	—	3

UBS	528	—	—	528	—	—	—	—	—	528	—	528

Total Over the Counter	$ 897	$ —	$ 262	$ 1,159	$ (620)	$ —	$ (378)	$ —	$ (998)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Inflation Managed Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ —	$ —	$ —	$ —	$ (56)	$ —	$ —	$ —	$ (56)	$ (56)	$ —	$ (56)

Brown Brothers Harriman	4	—	—	4	(9)	—	—	—	(9)	(5)	—	(5)

CGG	—	—	—	—	—	—	(9)	—	(9)	(9)	—	(9)

Chase Securities	—	—	—	—	—	—	—	(184,857)	(184,857)	(184,857)	—	(184,857)

Citibank	—	—	600	600	—	—	(194)	—	(194)	406	—	406

Citigroup	—	—	—	—	(18)	—	—	—	(18)	(18)	—	(18)

Credit Suisse	—	—	—	—	—	—	(463)	—	(463)	(463)	—	(463)

Deutsche Bank	19	—	—	19	(9)	—	(453)	—	(462)	(443)	—	(443)

Goldman Sachs	10	—	40	50	—	—	(584)	—	(584)	(534)	—	(534)

JPMorgan Chase	—	—	15	15	—	—	(277)	—	(277)	(262)	70	(192)

Macquarie Bank Limited	—	—	831	831	—	—	(6)	—	(6)	825	—	825

Merrill Lynch	—	—	1,129	1,129	—	—	—	—	—	1,129	—	1,129

Morgan Stanley	—	—	63	63	—	—	—	—	—	63	—	63

Societe Generale	157	—	784	941	—	—	—	—	—	941	—	941

Total Over the Counter	$ 190	$ —	$ 3,462	$ 3,652	$ (92)	$ —	$ (1,986)	$ (184,857)	$ (186,935)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	391

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ 23	$ —	$ —	$ 23	$ (27)	$ —	$ —	$ —	$ (27)	$ (4)	$—	$ (4)
BNP Paribas	61	—	—	61	(7)	—	—	—	(7)	54	—	54
Brown Brothers Harriman	97	—	—	97	(97)	—	—	—	(97)	—	—	—
Citigroup	1,810	—	—	1,810	(36)	—	—	—	(36)	1,774	—	1,774
Deutsche Bank	—	—	—	—	(3)	—	—	—	(3)	(3)	—	(3)
Goldman Sachs	22	—	—	22	(3)	—	—	—	(3)	19	(19)	—
HSBC	—	—	—	—	(16)	—	—	—	(16)	(16)	—	(16)
JPMorgan Chase Bank	—	—	—	—	(7)	—	—	—	(7)	(7)	—	(7)
Morgan Stanley	14	—	—	14	(16)	—	—	—	(16)	(2)	2	—
Societe Generale	11	—	—	11	—	—	—	—	—	11	—	11
Standard Bank	—	—	—	—	(47)	—	—	—	(47)	(47)	—	(47)
UBS	—	—	—	—	(14)	—	—	—	(14)	(14)	—	(14)
Total Over the Counter	$ 2,038	$ —	$ —	$ 2,038	$ (273)	$ —	$ —	$ —	$ (273)

(1)

Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $1,195 ($Thousands) have been pledged, and $0 ($Thousands) in cash as collateral for financial derivative instruments. Securities with an aggregate market value of $19 ($Thousands) have been received as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2021 ($Thousands)	% of Total Net Assets at September 30, 2021

Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$54,445	6.3%
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	341,622	12.7%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	145,171	17.1%

392	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($Thousands)	Accumulation Commodity Strategy, Ltd. ($Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($Thousands)

Net Investment Income:
Investment Income	$5	$2,208	$277
Net Realized Gain (Loss) on:
Investments	—	(57)	12,502
Futures Contracts	20,373	162,359	41,536
Swap Contracts	7,344	19,818	(60)
Options	—	—	(4,066)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(2,161)	(161)
Futures Contracts	(2,259)	17	3,180
Swap Contracts	7,107	(3,649)	2,722
Options	—	—	(715)

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$32,570	$178,535	$55,215

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an, administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

Prior to January 31, 2021, the Funds’ administrator and/ or its affiliates had contractually agreed to waive fees or reimburse expenses for the S&P 500 Index Fund and the Core Fixed Income Fund in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of each Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements only applied if a Fund’s total operating costs exceeded the applicable thresholds and would not affect the Fund’s total operating expenses if they were less than the applicable thresholds. In other words, shareholders would pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement were limited to the Fund’s direct operating expenses and, therefore, did not apply to indirect expenses incurred by the Fund, such as AFFE. The agreements may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of

SEI Institutional Managed Trust / Annual Report / September 30, 2021	393

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

the Conservative Income and Tax-Free Conservative Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation

Large Cap Fund

Class F	0.3900%	0.25%	—	0.89%

Class Y	0.3900%	—	—	0.64%

Large Cap Value Fund

Class F	0.3500%	0.25%	—	0.89%

Class I	0.3500%	0.25%	0.25%	1.11%

Class Y	0.3500%	—	—	0.64%

Large Cap Growth Fund

Class F	0.4000%	0.25%	—	0.89%

Class I	0.4000%	0.25%	0.25%	1.11%

Class Y	0.4000%	—	—	0.64%

Large Cap Index Fund

Class F	0.0500%	0.25%	—	0.25%

Tax-Managed Large Cap Fund

Class F	0.4000%	0.25%	—	0.89%

Class Y	0.4000%	—	—	0.64%

S&P 500 Index Fund

Class F	0.0300%	0.25%	—	0.25%	(1)

Class I	0.0300%	0.25%	0.25%	0.65%

Small Cap Fund

Class F	0.6500%	0.25%	—	1.14%

Class Y	0.6500%	—	—	0.89%

Small Cap Value Fund

Class F	0.6500%	0.25%	—	1.14%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	—	—	0.89%

Small Cap Growth Fund

Class F	0.6500%	0.25%	—	1.11%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	—	—	0.86%

Tax-Managed Small/Mid Cap Fund

Class F	0.6500%	0.25%	—	1.11%

Class Y	0.6500%	—	—	0.89%

Mid-Cap Fund

Class F	0.4000%	0.25%	—	0.98%

Class I	0.4000%	0.25%	0.25%	1.20%

Class Y	0.4000%	—	—	0.73%

U.S. Managed Volatility Fund

Class F	0.6500%	0.25%	—	0.90%

Class I	0.6500%	0.25%	0.25%	1.15%

Class Y	0.6500%	—	—	0.65%

Global Managed Volatility Fund

Class F	0.6500%	0.25%	—	1.11%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	—	—	0.86%

Tax-Managed Managed Volatility Fund

Class F	0.6500%	0.25%	—	1.00%

Class Y	0.6500%	—	—	0.75%

Tax-Managed International Managed Volatility Fund

Class F	0.6500%	0.25%	—	1.11%

Class Y	0.6500%	—	—	0.86%

Real Estate Fund

Class F	0.6500%	0.25%	—	1.14%

Class I	0.6500%	0.25%	0.25%	1.36%

Class Y	0.6500%	—	—	0.89%

394	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation

Core Fixed Income Fund

Class F	0.2750%	0.25%	—	0.66%	(2)

Class I	0.2750%	0.25%	0.25%	0.88%

Class Y	0.2750%	—	—	0.41%	(2)

High Yield Bond Fund

Class F	0.4875%	0.25%	—	0.89%

Class I	0.4875%	0.25%	0.25%	1.11%

Class Y	0.4875%	—	—	0.64%

Conservative Income Fund

Class F	0.1000%	0.25%	—	0.30%

Class Y	0.1000%	—	—	0.20%

Tax-Free Conservative Income Fund

Class F	0.1000%	0.25%	—	0.30%

Class Y	0.1000%	—	—	0.20%

Real Return Fund

Class F	0.2200%	0.25%	—	0.45%

Class Y	0.2200%	—	—	0.35%

Dynamic Asset Allocation Fund

Class F	0.6000%	0.25%	—	0.75%

Class Y	0.6000%	—	—	0.50%

Multi-Strategy Alternative Fund

Class F	1.5000%	0.25%	—	1.35%

Class Y	1.5000%	—	—	1.10%

Multi-Asset Accumulation Fund

Class F	0.7500%	0.25%	—	1.17%

Class Y	0.7500%	—	—	0.92%

Multi-Asset Income Fund

Class F	0.6000%	0.25%	—	0.80%

Class Y	0.6000%	—	—	0.70%

Multi-Asset Inflation Managed Fund

Class F	0.5500%	0.25%	—	0.90%

Class Y	0.5500%	—	—	0.65%

Multi-Asset Capital Stability Fund

Class F	0.4000%	0.25%	—	0.62%

Class Y	0.4000%	—	—	0.52%

(1)

From January 31, 2018, until January 31, 2021, the following agreement was in effect. The Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor had contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for Class F. The agreement may be amended or terminated only with the consent of the Board of Trustees.

(2)

Effective August 10, 2018, the Fund’s adviser, the Fund’s administrator and/ or the Fund’s distributor have contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.66% for Class F and 0.41% for Class Y. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2022. The agreement may be amended or terminated only with the consent of the Board of Trustees.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	395

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2021, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fred Alger Management, Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

Brandywine Global Investment Management, LLC

Cullen Capital Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Large Cap Growth Fund

Fiera Capital Inc.

Fred Alger Management, Inc.

McKinley Capital Management, LLC

Parametric Portfolio Associates LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Cullen Capital Management, LLC (Cullen) (fka

Schafer Cullen Capital Management)

Fiera Capital Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Copeland Capital Management, LLC

EAM Investors, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc

Los Angeles Capital Management

LMCG Investments, LLC

Parametric Portfolio Associates LLC

Small Cap Value Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

396	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Small Cap Growth Fund

ArrowMark Colorado Holdings LLC

EAM Investors LLC

Jackson Creek Investment Advisory, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc.

Martingale Asset Management, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Mid-Cap Fund

LMCG Investments, LLC

Los Angeles Capital Management LLC

U.S. Managed Volatility Fund

LSV Asset Management*

Wells Capital Management, Inc.

Global Managed Volatility Fund

Acadian Asset Management LLC

Wells Capital Management, Inc.

Tax-Managed Managed Volatility Fund

LSV Asset Management*

Parametric Portfolio Associates LLC

Wells Capital Management, Inc.

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Wells Capital Management, Inc.

Real Estate Fund

CenterSquare Investment Management LLC

Core Fixed Income Fund

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Wells Capital Management, Inc.

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LLC

EMSO Asset Management Limited

Global Credit Advisers, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Putnam Investment Management LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

SSGA Funds Management Inc.

Western Asset Management Company

Western Asset Management Company Limited

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments Advisers, LLC

Credit Suisse Asset Management, LLC

Franklin Advisers, Inc.

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Capital Management, LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2021 were as follows ($ Thousands):

Mid-Cap Fund	$13

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are

SEI Institutional Managed Trust / Annual Report / September 30, 2021	397

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2021 were as follows ($ Thousands):

Large Cap Fund	$378
Large Cap Value Fund	518
Tax-Managed Large Cap Fund	713
Small Cap Value Fund	814
U.S. Managed Volatility Fund	1,749
Tax-Managed Managed Volatility Fund	1,714
Tax-Managed International Managed Volatility Fund	487

$6,373

On April 20, 2018, SIMC made a capital contribution to the Large Cap Index Fund in the amount of $330,025. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from an unusually large unanticipated cash flow that came into the Fund shortly after launch.

On May 29, 2020, SIMC made a capital contribution to the S&P 500 Index Fund in the amount of $221,168. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from losses incurred by the Fund as a result of an operational error.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2021, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund,

an affiliated money market fund, to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

Each of the Large Cap Index and S&P 500 Index Funds may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2021, the following Funds borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Large Cap Fund	03/30/21	03/31/21	$18,250	$1	1.06%
Tax Managed Large Cap Fund	03/30/21	03/31/21	23,770	1	1.06%
Mid-Cap Fund	11/10/20	11/12/20	7,900	–	1.10%
U.S. Managed Volatility Fund	02/19/21	02/23/21	9,810	1	1.08%
U.S. Managed Volatility Fund	02/22/21	02/23/21	14,040	–	1.07%

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the years ended September 30, 2021 and September 30, 2020.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	13,566	19,770	7,160	13,171	4,190	5,520	29,697	36,737

Shares Issued in Lieu of Dividends and Distributions	4,271	10,606	926	1,936	2,689	1,962	696	847

398	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Shares Redeemed	(40,111)	(45,866)	(14,156)	(11,749)	(8,544)	(13,378)	(18,893)	(21,854)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(22,274)	(15,490)	(6,070)	3,358	(1,665)	(5,896)	11,500	15,730

Class I:

Shares Issued	–	–	12	30	21	15	–	–

Shares Issued in Lieu of Dividends and Distributions	–	–	2	4	7	3	–	–

Shares Redeemed	–	–	(24)	(43)	(17)	(20)	–	–

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	(10)	(9)	11	(2)	–	–

Class Y:

Shares Issued	668	2,522	1,296	1,770	914	574	–	–

Shares Issued in Lieu of Dividends and Distributions	258	676	147	266	349	249	–	–

Shares Redeemed	(2,044)	(5,250)	(1,344)	(1,140)	(734)	(1,444)	–	–

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(1,118)	(2,052)	99	896	529	(621)	–	–

Increase (Decrease) in Capital Shares	(23,392)	(17,542)	(5,981)	4,245	(1,125)	(6,519)	11,500	15,730

	Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	9,293	12,957	861	3,570	5,479	9,106	2,776	4,242

Shares Issued in Lieu of Dividends and Distributions	2,479	9,970	605	507	51	97	86	164

Shares Redeemed	(19,738)	(28,052)	(2,018)	(4,894)	(12,318)	(12,475)	(4,048)	(3,058)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(7,966)	(5,125)	(552)	(817)	(6,788)	(3,272)	(1,186)	1,348

Class I:

Shares Issued	–	–	18	23	–	–	11	32

Shares Issued in Lieu of Dividends and Distributions	–	–	3	2	–	–	—	1

Shares Redeemed	–	–	(17)	(33)	–	–	(11)	(46)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	–	–	4	(8)	–	–	—	(13)

Class Y:

Shares Issued	1,372	2,302	–	–	280	1,112	372	1,385

Shares Issued in Lieu of Dividends and Distributions	352	1,341	–	–	6	13	21	32

Shares Redeemed	(2,023)	(4,914)	–	–	(898)	(1,723)	(586)	(888)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(299)	(1,271)	–	–	(612)	(598)	(193)	529

Increase (Decrease) in Capital Shares	(8,265)	(6,396)	(548)	(825)	(7,400)	(3,870)	(1,379)	1,864

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	1,717	1,601	3,927	5,442	615	1,161	6,421	11,619

Shares Issued in Lieu of Dividends and Distributions	—	280	43	781	19	84	3,836	2,083

Shares Redeemed	(2,312)	(2,173)	(5,454)	(8,643)	(1,062)	(2,512)	(15,149)	(17,758)

Total Decrease in Net Assets Derived from Class F Transactions	(595)	(292)	(1,484)	(2,420)	(428)	(1,267)	(4,892)	(4,056)

Class I:

Shares Issued	9	9	–	–	2	2	3	4

Shares Issued in Lieu of Dividends and Distributions	—	1	–	–	—	1	7	3

Shares Redeemed	(10)	(16)	–	–	(6)	(7)	(14)	(4)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(1)	(6)	–	–	(4)	(4)	(4)	3

Class Y:

Shares Issued	142	140	288	1,237	79	61	4,759	21,608

Shares Issued in Lieu of Dividends and Distributions	—	31	13	114	1	3	4,761	2,561

Shares Redeemed	(176)	(219)	(646)	(1,676)	(77)	(59)	(52,092)	(22,059)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(34)	(48)	(345)	(325)	3	5	(42,572)	2,110

SEI Institutional Managed Trust / Annual Report / September 30, 2021	399

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund

	2021	2020	2021	2020	2021	2020	2021	2020

(Decrease) in Capital Shares	(630)	(346)	(1,829)	(2,745)	(429)	(1,266)	(47,468)	(1,943)

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	12,133	21,044	5,084	8,885	5,102	9,224	1,117	1,151

Shares Issued in Lieu of Dividends and Distributions	725	4,305	781	1,934	447	754	291	478

Shares Redeemed	(25,859)	(30,049)	(10,638)	(16,483)	(6,663)	(9,742)	(2,089)	(2,210)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(13,001)	(4,700)	(4,773)	(5,664)	(1,114)	236	(681)	(581)

Class I:

Shares Issued	3	4	–	–	–	–	1	1

Shares Issued in Lieu of Dividends and Distributions	1	5	–	–	–	–	1	2

Shares Redeemed	(7)	(10)	–	–	–	–	(1)	(4)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(3)	(1)	–	–	–	–	1	(1)

Class Y:

Shares Issued	1,880	5,982	426	1,091	450	4,049	85	436

Shares Issued in Lieu of Dividends and Distributions	147	1,116	80	183	86	104	72	190

Shares Redeemed	(4,923)	(12,549)	(853)	(1,685)	(740)	(2,880)	(402)	(1,487)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(2,896)	(5,451)	(347)	(411)	(204)	1,273	(245)	(861)

Increase (Decrease) in Capital Shares	(15,900)	(10,152)	(5,120)	(6,075)	(1,318)	1,509	(925)	(1,443)

	Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund		Tax-Free Conservative Income Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	91,203	65,128	37,851	57,145	13,686	28,549	7,666	13,025

Shares Issued in Lieu of Dividends and Distributions	16,247	9,644	12,961	11,798	2	180	2	89

Shares Redeemed	(68,450)	(79,515)	(43,544)	(83,344)	(18,618)	(19,744)	(10,584)	(8,070)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	39,000	(4,743)	7,268	(14,401)	(4,930)	8,985	(2,916)	5,044

Class I:

Shares Issued	91	45	18	14	–	–	–	–

Shares Issued in Lieu of Dividends and Distributions	16	9	5	4	–	–	–	–

Shares Redeemed	(50)	(104)	(4)	(1,745)	–	–	–	–

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	57	(50)	19	(1,727)	–	–	–	–

Class Y:

Shares Issued	12,487	8,946	3,522	8,535	881	1,577	968	103

Shares Issued in Lieu of Dividends and Distributions	2,128	1,252	1,974	1,725	—	22	—	8

Shares Redeemed	(8,460)	(10,485)	(4,872)	(10,104)	(1,412)	(1,686)	(618)	(1,207)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	6,155	(287)	624	156	(531)	(87)	350	(1,096)

Increase (Decrease) in Capital Shares	45,212	(5,080)	7,911	(15,972)	(5,461)	8,898	(2,566)	3,948

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund

	2021	2020	2021	2020	2021	2020	2021	2020

Class F:

Shares Issued	4,819	7,010	6,462	7,757	5,595	8,091	34,974	37,978

Shares Issued in Lieu of Dividends and Distributions	436	102	3,159	824	1,143	447	12,023	29,563

Shares Redeemed	(6,861)	(6,958)	(13,791)	(15,116)	(10,493)	(11,232)	(57,285)	(64,513)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(1,606)	154	(4,170)	(6,535)	(3,755)	(2,694)	(10,288)	3,028

Class Y:

Shares Issued	454	830	268	783	88	115	2,834	4,493

400	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund

	2021	2020	2021	2020	2021	2020	2021	2020
Shares Issued in Lieu of Dividends and Distributions	44	13	205	65	24	11	989	2,615

Shares Redeemed	(876)	(1,226)	(720)	(3,380)	(146)	(300)	(5,040)	(7,942)

Total Decrease in Net Assets Derived from Class Y Transactions	(378)	(383)	(247)	(2,532)	(34)	(174)	(1,217)	(834)

Increase (Decrease) in Capital Shares	(1,984)	(229)	(4,417)	(9,067)	(3,789)	(2,868)	(11,505)	2,194

	Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2021	2020	2021	2020	2021	2020
Class F:
Shares Issued	10,992	16,977	16,169	17,607	15,124	24,067
Shares Issued in Lieu of Dividends and Distributions	2,019	2,444	1,205	1,325	579	1,895
Shares Redeemed	(17,903)	(22,124)	(20,504)	(21,968)	(22,028)	(20,628)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(4,892)	(2,703)	(3,130)	(3,036)	(6,325)	5,334
Class Y:
Shares Issued	3,482	3,925	718	1,308	840	1,457
Shares Issued in Lieu of Dividends and Distributions	478	568	95	108	50	166
Shares Redeemed	(3,864)	(4,207)	(1,603)	(2,427)	(1,971)	(1,540)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	96	286	(790)	(1,011)	(1,081)	83
Increase (Decrease) in Capital Shares	(4,796)	(2,417)	(3,920)	(4,047)	(7,406)	5,417

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2021, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$723,823	$723,823
Sales	—	1,164,774	1,164,774
Large Cap Value Fund
Purchases	—	423,145	423,145
Sales	—	575,983	575,983
Large Cap Growth Fund
Purchases	—	704,673	704,673
Sales	—	927,608	927,608
Large Cap Index Fund
Purchases	—	257,971	257,971
Sales	—	86,055	86,055
Tax-Managed Large Cap Fund
Purchases	—	595,976	595,976
Sales	—	947,461	947,461
S&P 500 Index Fund
Purchases	—	45,378	45,378
Sales	—	126,501	126,501
Small Cap Fund
Purchases	—	910,136	910,136
Sales	—	1,014,336	1,014,336
Small Cap Value Fund
Purchases	—	321,437	321,437
Sales	—	354,964	354,964
Small Cap Growth Fund
Purchases	—	1,051,689	1,051,689
Sales	—	935,340	935,340

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tax-Managed Small/Mid Cap Fund
Purchases	—	682,173	682,173
Sales	—	745,270	745,270
Mid-Cap Fund
Purchases	—	125,707	125,707
Sales	—	136,827	136,827
U.S. Managed Volatility Fund
Purchases	—	621,153	621,153
Sales	—	1,524,603	1,524,603
Global Managed Volatility Fund
Purchases	—	825,524	825,524
Sales	—	987,828	987,828
Tax-Managed Managed Volatility Fund
Purchases	—	163,702	163,702
Sales	—	265,309	265,309
Tax-Managed International Managed Volatility Fund
Purchases	—	305,736	305,736
Sales	—	309,928	309,928
Real Estate Fund
Purchases	—	78,259	78,259
Sales	—	98,670	98,670
Core Fixed Income Fund
Purchases	14,962,193	2,386,075	17,348,268
Sales	14,531,825	2,386,271	16,918,096
High Yield Bond Fund
Purchases	—	899,184	899,184
Sales	—	957,462	957,462
Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Tax-Free Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—

SEI Institutional Managed Trust / Annual Report / September 30, 2021	401

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Real Return Fund
Purchases	79,491	—	79,491
Sales	107,161	—	107,161
Dynamic Asset Allocation Fund
Purchases	—	74,748	74,748
Sales	—	185,072	185,072
Multi-Strategy Alternative Fund
Purchases	766,530	701,313	1,467,843
Sales	830,340	755,238	1,585,578
Multi-Asset Accumulation Fund
Purchases	307,768	363,542	671,310
Sales	319,976	347,624	667,600
Multi-Asset Income Fund
Purchases	11,280	454,424	465,704
Sales	13,039	515,522	528,561
Multi-Asset Inflation Managed Fund
Purchases	318,322	149,098	467,420
Sales	399,933	187,230	587,163
Multi-Asset Capital Stability Fund
Purchases	205,237	67,260	272,497
Sales	247,185	62,584	309,769

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Commodity Strategy, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2021, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2020. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2021.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, payment of excise tax, and non-taxable in-kind redemptions. The permanent differences that is charged or credited to Paid In Capital and Distributable Earnings are primarily related to equalization deemed distribution, net operating losses and distribution in excess of net investment income have been reclassified to/from the following accounts as of September 30, 2021:

	Distributable Earnings (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)

S&P 500 Index Fund	$(5,019)	$ 5,019

Small Cap Fund	(35)	35

High Yield Bond Fund	8	(8)

Multi-Strategy Alternative Fund	31	(31)

These reclassifications had no impact on net assets or net asset value per share.

402	SEI Institutional Managed Trust / Annual Report / September 30, 2021

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2021 or September 30, 2020 (unless otherwise indicated) was as follows:

		Ordinary Income ($Thousands)	Long-term Capital Gain ($Thousands)	Return of Capital ($Thousands)	Tax Exempt Income ($Thousands)	Total ($Thousands)

Large Cap Fund
	2021	$18,293	$56,356	$—	$—	$74,649
	2020	30,110	138,016	—	—	168,126
Large Cap Value Fund
	2021	27,551	—	—	—	27,551
	2020	27,594	24,141	—	—	51,735
Large Cap Growth Fund
	2021	9,934	134,180	—	—	144,114
	2020	3,649	82,982	—	—	86,631
Large Cap Index Fund
	2021	10,181	—	—	—	10,181
	2020	8,948	351	—	—	9,299
Tax-Managed Large Cap Fund
	2021	41,049	55,596	—	—	96,645
	2020	50,899	294,034	—	—	344,933
S&P 500 Index Fund
	2021	11,520	42,408	—	—	53,928
	2020	14,528	24,598	—	—	39,126
Small Cap Fund
	2021	847	—	—	—	847
	2020	1,132	—	35	—	1,167
Small Cap Value Fund
	2021	2,646	—	—	—	2,646
	2020	3,780	—	—	—	3,780
Small Cap Growth Fund
	2021	—	—	—	—	—
	2020	—	11,363	—	—	11,363
Tax-Managed Small/Mid Cap Fund
	2021	1,552	66	—	—	1,618
	2020	3,010	18,580	—	—	21,590
Mid-Cap Fund
	2021	589	—	—	—	589
	2020	1,139	1,401	—	—	2,540
U.S. Managed Volatility Fund
	2021	44,441	109,717	—	—	154,158
	2020	33,108	53,884	—	—	86,992
Global Managed Volatility Fund
	2021	9,076	1,772	—	—	10,848
	2020	32,195	36,904	—	—	69,099
Tax-Managed Managed Volatility Fund
	2021	11,074	7,105	—	—	18,179
	2020	16,585	25,458	—	—	42,043
Tax-Managed International Managed Volatility Fund
	2021	6,703	—	—	—	6,703
	2020	11,126	—	—	—	11,126
Real Estate Fund
	2021	2,122	3,629	—	—	5,751
	2020	4,524	6,547	—	—	11,071
Core Fixed Income Fund
	2021	193,862	41,756	—	—	235,618
	2020	139,848	—	—	—	139,848

High Yield Bond Fund

	2021	113,338	—	—	—	113,338

SEI Institutional Managed Trust / Annual Report / September 30, 2021	403

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
	2020	$98,605	$—	$—	$—	$98,605
Conservative Income Fund
	2021	29	—	—	—	29
	2020	2,635	—	—	—	2,635
Tax-Free Conservative Income Fund
	2021	—	—	—	21	21
	2020	—	—	7	1,199	1,206
Real Return Fund
	2021	6,173	—	—	—	6,173
	2020	1,379	—	—	—	1,379
Dynamic Asset Allocation Fund
	2021	43,356	13,096	—	—	56,452
	2020	13,342	—	—	—	13,342
Multi-Strategy Alternative Fund
	2021	13,430	—	—	—	13,430
	2020	4,831	—	—	—	4,831
Multi-Asset Accumulation Fund
	2021	28,663	107,295	—	—	135,958
	2020	207,206	128,753	—	—	335,959
Multi-Asset Income Fund
	2021	32,204	—	—	—	32,204
	2020	37,096	—	—	—	37,096
Multi-Asset Inflation Managed Fund
	2021	11,412	—	—	—	11,412
	2020	12,952	—	—	—	12,952
Multi-Asset Capital Stability Fund
	2021	4,599	3,404	—	—	8,003
	2020	24,566	1,679	—	—	26,245

As of September 30, 2021, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Large Cap Fund	$46,104	$202,725	$—	$—	$—	$—	$833,067	$(7)	$1,081,889
Large Cap Value Fund	15,150	57,807	—	—	—	—	435,082	(3)	508,036
Large Cap Growth Fund	21,473	173,641	—	—	—	—	951,108	(1)	1,146,221
Large Cap Index Fund	3,969	1,317	—	—	—	—	317,078	(1)	322,363
Tax-Managed Large Cap Fund	8,770	196,106	—	—	—	—	2,895,821	6	3,100,703
S&P 500 Index Fund	4,753	60,149	—	—	—	—	714,366	(2)	779,266
Small Cap Fund	66,080	56,380	—	—	—	—	135,129	—	257,589
Small Cap Value Fund	8,063	21,239	—	—	—	—	102,786	(4)	132,084
Small Cap Growth Fund	37,988	47,437	—	—	—	(1,631)	78,475	—	162,269
Tax-Managed Small/Mid Cap Fund	—	93,486	—	—	—	—	427,600	—	521,086
Mid-Cap Fund	8,404	9,598	—	—	—	—	5,243	—	23,245
U.S. Managed Volatility Fund	21,290	55,456	—	—	—	—	210,248	3	286,997
Global Managed Volatility Fund	12,756	89,382	—	—	—	—	120,454	1	222,593
Tax-Managed Managed Volatility Fund	1,846	35,529	—	—	—	—	512,883	1	550,259
Tax-Managed International Managed
Volatility Fund	11,718	—	—	(42,436)	—	—	69,067	—	38,349
Real Estate Fund	—	8,215	—	—	—	—	25,112	—	33,327
Core Fixed Income Fund	11,552	—	—	—	—	—	50,249	(10,005)	51,796

404	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

High Yield Bond Fund	$7,845	$—	$—	$(80,523)	$—	$—	$(63,563)	$(6,675)	$(142,916)
Conservative Income Fund	7	—	—	—	—	—	22	(1)	28
Tax-Free Conservative Income Fund	—	—	—	(9)	—	—	(3)	(4)	(16)
Real Return Fund	5,441	—	—	(1,344)	—	—	9,357	(1,041)	12,413
Dynamic Asset Allocation Fund	32,305	49,840	—	—	—	—	404,658	(1)	486,802
Multi-Strategy Alternative Fund	33,113	—	—	—	—	—	(3,214)	(1,419)	28,480
Multi-Asset Accumulation Fund	217,271	60,827	—	—	—	—	(212,472)	(15,623)	50,003
Multi-Asset Income Fund	5,929	—	—	(1,161)	—	—	67,519	(3,370)	68,917
Multi-Asset Inflation Managed Fund	60,131	—	—	(53,170)	(7,538)	—	(79,948)	(6,269)	(86,794)
Multi-Asset Capital Stability Fund	17,207	518	—	—	—	—	19,494	(3,217)	34,002

Post October losses represent losses realized on investment transactions from November 1, 2020 through September 30, 2021, that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2021 through September 30, 2021, and specified losses realized on investment transactions from November 1, 2020 through September 30, 2021, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2011, for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Tax-Managed International Managed
Volatility Fund	$42,436	$–	$42,436
High Yield Bond Fund	–	80,523	80,523
Tax-Free Conservative Income Fund	9	–	9
Real Return Fund	–	1,344	1,344

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Multi-Asset Income Fund	$1,161	$–	$1,161
Multi-Asset Inflation Managed Fund	50,354	2,816	53,170

*	This table should be used in conjunction with the capital loss carryforwards table.

(1)	The Utilization is subject to a limitation.

During the fiscal year ended September 30, 2021, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)

Small Cap Fund	$18,476
Small Cap Value Fund	9,304
Small Cap Growth Fund	795
Tax-Managed Small/Mid Cap Fund	7,116
Mid-Cap Fund	978
Tax-Free Conservative Income	4
Real Return	3,469
Multi-Asset Income Fund	1,137

SEI Institutional Managed Trust / Annual Report / September 30, 2021	405

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2021

For Federal income tax purposes, the cost of investments owned at September 30, 2021, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2021, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,343,659	$873,634	$(40,567)	$833,067
Large Cap Value Fund	1,098,899	483,890	(48,808)	435,082
Large Cap Growth Fund	793,102	962,091	(10,983)	951,108
Large Cap Index Fund	772,452	340,446	(23,368)	317,078
Tax-Managed Large Cap Fund	1,700,826	2,915,921	(20,100)	2,895,821
S&P 500 Index Fund	273,170	723,612	(9,246)	714,366
Small Cap Fund	562,634	164,958	(29,829)	135,129
Small Cap Value Fund	338,430	116,660	(13,874)	102,786
Small Cap Growth Fund	513,073	97,504	(19,029)	78,475
Tax-Managed Small/Mid Cap Fund	610,865	431,667	(4,067)	427,600
Mid-Cap Fund	77,599	8,115	(2,872)	5,243
U.S. Managed Volatility Fund	749,874	240,604	(30,356)	210,248
Global Managed Volatility Fund	894,008	136,433	(15,979)	120,454
Tax-Managed Managed Volatility Fund	495,274	515,999	(3,116)	512,883
Tax-Managed International Managed Volatility Fund	340,257	75,887	(6,820)	69,067
Real Estate Fund	78,468	30,314	(5,202)	25,112
Core Fixed Income Fund	5,142,479	115,888	(65,639)	50,249
High Yield Bond Fund	1,691,531	127,252	(190,815)	(63,563)
Conservative Income Fund	286,778	24	(2)	22
Tax-Free Conservative Income Fund	192,737	1	(4)	(3)
Real Return Fund	236,844	9,640	(283)	9,357
Dynamic Asset Allocation Fund	403,839	431,006	(26,348)	404,658
Multi-Strategy Alternative Fund	470,315	15,057	(18,271)	(3,214)
Multi-Asset Accumulation Fund	1,845,999	100,340	(312,812)	(212,472)
Multi-Asset Income Fund	820,649	90,092	(22,573)	67,519
Multi-Asset Inflation Managed Fund	1,023,911	109,584	(189,532)	(79,948)
Multi-Asset Capital
Stability Fund	275,894	24,180	(4,686)	19,494

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund L.P. (“Liquidity Fund”), and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would

406	SEI Institutional Managed Trust / Annual Report / September 30, 2021

be subject to offset as of September 30, 2021 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Fund	$15,656	$15,656	$ –
Large Cap Value Fund	6,054	6,054	–
Large Cap Growth Fund	118	118	–
Large Cap Index Fund	527	527	–
Tax-Managed Large Cap Fund	19,994	19,994	–
S&P 500 Index Fund	102	102	–
Small Cap Fund	15,199	15,199	–
Small Cap Value Fund	7,076	7,076	–
Small Cap Growth Fund	157,620	157,620	–
Tax-Managed Small/Mid Cap Fund	7,393	7,393	–
U.S. Managed Volatility Fund	8,749	8,749	–
Global Managed Volatility Fund	12,892	12,892	–
Tax-Managed Managed Volatility Fund	4,622	4,622	–
Tax-Managed International Managed
Volatility Fund	18,961	18,961	–
Core Fixed Income Fund	79,217	79,217	–

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks:

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to

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directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk —

Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk —

Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that

408	SEI Institutional Managed Trust / Annual Report / September 30, 2021

the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same type of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Conservative Income Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes

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due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

410	SEI Institutional Managed Trust / Annual Report / September 30, 2021

individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes

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September 30, 2021

and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently.

This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the

412	SEI Institutional Managed Trust / Annual Report / September 30, 2021

contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk —

The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce nonqualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to seek to minimize tax consequences to shareholders, but there is no guarantee that the Fund will be able to operate without incurring taxable income and gains to shareholders.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2021, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97.64%
Class Y	18.66
Large Cap Value Fund
Class F	93.10%
Class I	0.00
Class Y	96.26
Large Cap Growth Fund
Class F	90.60%
Class I	0.00
Class Y	95.57

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Fund	% Held
Large Cap Index Fund
Class F	99.56%
Tax-Managed Large Cap Fund
Class F	84.89%
Class Y	53.73
S&P 500 Index Fund
Class F	47.82%
Class I	6.94
Small Cap Fund
Class F	98.05%
Class Y	27.16
Small Cap Value Fund
Class F	93.87%
Class I	0.00
Class Y	96.39
Small Cap Growth Fund
Class F	91.52%
Class I	0.00
Class Y	92.74
Tax-Managed Small/Mid Cap Fund
Class F	91.69%
Class Y	53.50
Mid-Cap Fund
Class F	90.14%
Class I	0.00
Class Y	24.47
U.S. Managed Volatility Fund
Class F	93.03%
Class I	0.00
Class Y	36.25
Global Managed Volatility Fund
Class F	96.18%
Class I	0.00
Class Y	45.03
Tax-Managed Managed Volatility Fund
Class F	87.84%
Class Y	61.67
Tax-Managed International Managed Volatility Fund
Class F	96.40%
Class Y	86.34
Real Estate Fund
Class F	94.06%
Class I	0.00
Class Y	55.18
Core Fixed Income Fund
Class F	96.48%
Class I	7.97
Class Y	55.62
High Yield Bond Fund
Class F	96.13%
Class I	0.00
Class Y	57.68

Fund	% Held
Conservative Income Fund
Class F	98.49%
Class Y	32.35
Tax-Free Conservative Income Fund
Class F	98.06%
Class Y	82.18
Real Return Fund
Class F	98.41%
Class Y	37.95
Dynamic Asset Allocation Fund
Class F	97.25%
Class Y	16.04
Multi-Strategy Alternative Fund
Class F	98.20%
Class Y	72.24
Multi-Asset Accumulation Fund
Class F	98.46%
Class Y	17.47
Multi-Asset Income Fund
Class F	97.34%
Class Y	60.07
Multi-Asset Inflation Managed Fund
Class F	98.53%
Class Y	22.11
Multi-Asset Capital Stability Fund
Class F	98.60%
Class Y	22.82

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

13. REGULATORY MATTERS

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference

414	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2021.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	415

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities of the Dynamic Asset Allocation Fund, including the consolidated summary schedule of investments, and the consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2021, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods presented therein. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows of the Multi-Asset Inflation Managed Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2021

416	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 1986	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.

TRUSTEES

George J. Sullivan Jr.[3] One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

3	George J. Sullivan, Jr. passed away on October 13, 2021.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	417

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	93	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	84	Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust and SEI Asset Allocation Trust. Independent Consultant of Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust and New Covenant Funds.

418	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	419

Disclosure of Fund Expenses (Unaudited)

September 30, 2021

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table on this page illustrates your fund’s costs in two ways:

•Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Fund
Actual Fund Return
Class F Shares	$ 1,000.00	$ 1,058.80	0.89%	$ 4.60
Class Y Shares	1,000.00	1,060.70	0.64	3.32
Hypothetical 5% Return
Class F Shares	$ 1,000.00	$ 1,020.60	0.89%	$ 4.51
Class Y Shares	1,000.00	1,021.84	0.64	3.26
Large Cap Value Fund
Actual Fund Return
Class F Shares	$ 1,000.00	$ 1,039.50	0.89%	$ 4.53
Class I Shares	1,000.00	1,038.40	1.11	5.66
Class Y Shares	1,000.00	1,040.80	0.64	3.28
Hypothetical 5% Return
Class F Shares	$ 1,000.00	$ 1,020.62	0.89%	$ 4.49
Class I Shares	1,000.00	1,019.52	1.11	5.61
Class Y Shares	1,000.00	1,021.86	0.64	3.25

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Class F Shares	$ 1,000.00	$ 1,107.90	0.89%	$ 4.69
Class I Shares	1,000.00	1,106.80	1.11	5.85
Class Y Shares	1,000.00	1,109.40	0.64	3.39
Hypothetical 5% Return
Class F Shares	$ 1,000.00	$ 1,020.62	0.89%	$ 4.49
Class I Shares	1,000.00	1,019.51	1.11	5.61
Class Y Shares	1,000.00	1,021.86	0.64	3.25
Large Cap Index Fund
Actual Fund Return
Class F Shares	$ 1,000.00	$ 1,202.70	0.25%	$ 1.37
Hypothetical 5% Return
Class F Shares	$ 1,000.00	$ 1,023.69	0.25%	$ 1.26

420	SEI Institutional Managed Trust / Annual Report / September 30, 2021

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,074.60	0.88%	$4.58
Class Y Shares	1,000.00	1,075.90	0.64	3.33
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.66	0.88%	$4.46
Class Y Shares	1,000.00	1,021.86	0.64	3.24
S&P 500 Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,090.40	0.25%	$1.33
Class I Shares	1,000.00	1,088.20	0.65	3.41
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.80	0.25%	$1.28
Class I Shares	1,000.00	1,021.80	0.65	3.30
Small Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,024.10	1.14%	$5.78
Class Y Shares	1,000.00	1,025.00	0.89	4.52
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,017.40	1.14%	$5.77
Class I Shares	1,000.00	1,016.20	1.36	6.89
Class Y Shares	1,000.00	1,018.70	0.89	4.49
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.78
Class I Shares	1,000.00	1,018.24	1.36	6.90
Class Y Shares	1,000.00	1,020.62	0.89	4.49
Small Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,018.00	1.11%	$5.62
Class I Shares	1,000.00	1,016.70	1.36	6.88
Class Y Shares	1,000.00	1,019.20	0.86	4.35
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,026.70	1.11%	$5.64
Class Y Shares	1,000.00	1,028.30	0.89	4.53
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.61	0.89	4.51

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Mid-Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,061.60	0.98%	$5.06
Class I Shares	1,000.00	1,060.60	1.20	6.20
Class Y Shares	1,000.00	1,063.20	0.73	3.78
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.16	0.98%	$4.96
Class I Shares	1,000.00	1,019.05	1.20	6.07
Class Y Shares	1,000.00	1,021.41	0.73	3.70
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,033.60	0.90%	$4.59
Class I Shares	1,000.00	1,032.90	1.15	5.86
Class Y Shares	1,000.00	1,035.50	0.65	3.32
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.56	0.90%	$4.56
Class I Shares	1,000.00	1,019.30	1.15	5.82
Class Y Shares	1,000.00	1,021.81	0.65	3.29
Global Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,047.10	1.11%	$5.70
Class I Shares	1,000.00	1,045.50	1.36	6.97
Class Y Shares	1,000.00	1,047.90	0.86	4.42
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,062.90	1.00%	$5.17
Class Y Shares	1,000.00	1,064.80	0.75	3.88
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.06	1.00%	$5.06
Class Y Shares	1,000.00	1,021.31	0.75	3.80
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,026.30	1.11%	$5.64
Class Y Shares	1,000.00	1,000.00	0.86	–
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,024.93	0.86	–
Real Estate Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,143.70	1.14%	$6.15
Class I Shares	1,000.00	1,142.10	1.36	7.32
Class Y Shares	1,000.00	1,144.90	0.89	4.77
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.34	1.14%	$5.79
Class I Shares	1,000.00	1,018.23	1.36	6.90
Class Y Shares	1,000.00	1,020.62	0.89	4.49

SEI Institutional Managed Trust / Annual Report / September 30, 2021	421

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2021

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Core Fixed Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,021.30	0.66%	$3.34
Class I Shares	1,000.00	1,020.20	0.88	4.45
Class Y Shares	1,000.00	1,022.50	0.41	2.09
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.77	0.66%	$3.34
Class I Shares	1,000.00	1,020.66	0.88	4.45
Class Y Shares	1,000.00	1,023.00	0.41	2.09
High Yield Bond Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,052.00	0.89%	$4.58
Class I Shares	1,000.00	1,050.20	1.11	5.70
Class Y Shares	1,000.00	1,053.30	0.64	3.29
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24
Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,000.00	0.17%	$0.85
Class Y Shares	1,000.00	1,000.10	0.07	0.35
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,024.22	0.17%	$0.86
Class Y Shares	1,000.00	1,024.72	0.07	0.36
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,000.10	0.11%	$0.55
Class Y Shares	1,000.00	1,000.00	0.01	0.05
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,024.52	0.11%	$0.56
Class Y Shares	1,000.00	1,000.00	0.01	0.05
Real Return Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,029.00	0.45%	$2.29
Class Y Shares	1,000.00	1,029.40	0.35	1.78
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,098.60	0.75%	$3.95
Class Y Shares	1,000.00	1,100.30	0.50	2.63
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,001.90	1.49%	$7.48
Class Y Shares	1,000.00	1,002.90	1.24	6.23
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,017.60	1.49%	$7.54
Class Y Shares	1,000.00	1,018.85	1.24	6.28
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,069.50	1.17%	$6.07
Class Y Shares	1,000.00	1,071.00	0.92	4.78
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66
Multi-Asset Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,052.80	0.80%	$4.09
Class Y Shares	1,000.00	1,053.40	0.70	3.58
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.94	0.80%	$4.03
Class Y Shares	1,000.00	1,021.44	0.70	3.53
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,064.50	0.94%	$4.86
Class Y Shares	1,000.00	1,065.70	0.69	3.57
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.36	0.94%	$4.76
Class Y Shares	1,000.00	1,021.61	0.69	3.50
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,010.60	0.62%	$3.12
Class Y Shares	1,000.00	1,010.50	0.52	2.62
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.97	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.63

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

422	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Review of the Liquidity Risk Management Program (Unaudited)

September 30, 2021

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	423

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all, or a discrete portion, of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

424	SEI Institutional Managed Trust / Annual Report / September 30, 2021

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 7-9, 2020, February 17, 2021, March 22-24, 2021, June 21-23, 2021 and September 13-15, 2021. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the

SEI Institutional Managed Trust / Annual Report / September 30, 2021	425

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

426	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2021, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2021, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2021, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	75.49%	24.51%	0.00%	100.00%	75.69%
Large Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
Large Cap Growth Fund	0.00%	93.11%	6.89%	0.00%	100.00%	72.95%
Large Cap Index Fund	0.00%	0.00%	100.00%	0.00%	100.00%	99.10%
Tax-Managed Large Cap Fund	0.00%	57.53%	42.47%	0.00%	100.00%	78.32%
S&P 500 Index Fund	0.00%	80.46%	19.54%	0.00%	100.00%	89.73%
Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	32.28%
Small Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	68.84%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	0.00%	4.07%	95.93%	0.00%	100.00%	92.24%
Mid-Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	41.71%
U.S. Managed Volatility Fund	0.00%	71.17%	28.83%	0.00%	100.00%	43.88%
Global Managed Volatility Fund	0.00%	16.33%	83.67%	0.00%	100.00%	59.26%
Tax-Managed Managed Volatility Fund	0.00%	39.09%	60.91%	0.00%	100.00%	100.00%
Tax-Managed International Managed Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.01%
Real Estate Fund	0.00%	59.70%	40.30%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	16.97%	83.03%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	23.20%	76.80%	0.00%	100.00%	30.03%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.73%
Multi-Asset Accumulation Fund	0.00%	78.92%	21.08%	0.00%	100.00%	3.78%
Multi-Asset Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.41%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	40.11%
Multi-Asset Capital Stability Fund	0.18%	42.53%	57.47%	0.00%	100.00%	38.43%

SEI Institutional Managed Trust / Annual Report / September 30, 2021	427

Notice to Shareholders (Unaudited) (Concluded)

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Large Cap Fund	78.46%	0.00%	0.00%	100.00%	3.20%
Large Cap Value Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Large Cap Growth Fund	73.87%	0.00%	0.00%	100.00%	0.82%
Large Cap Index Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Large Cap Fund	78.32%	0.00%	0.00%	0.00%	0.06%
S&P 500 Index Fund	92.38%	0.00%	0.00%	0.00%	0.00%
Small Cap Fund	32.75%	0.00%	0.01%	0.00%	13.19%
Small Cap Value Fund	72.25%	0.00%	0.00%	0.00%	0.45%
Small Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	92.24%	0.00%	0.00%	0.00%	1.39%
Mid-Cap Fund	42.07%	0.00%	0.00%	0.00%	16.54%
U.S. Managed Volatility Fund	47.49%	0.00%	0.01%	100.00%	2.08%
Global Managed Volatility Fund	100.00%	0.00%	0.01%	0.00%	0.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.01%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	95.89%	0.00%	0.00%	0.00%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	100.00%	83.63%
Core Fixed Income Fund	0.00%	3.84%	31.18%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	82.74%	0.00%	0.00%
Conservative Income Fund	0.00%	1.30%	73.40%	0.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	84.48%	0.00%	0.00%
Dynamic Asset Allocation Fund	31.29%	0.00%	0.00%	100.00%	0.52%
Multi-Strategy Alternative Fund	3.20%	0.00%	1.74%	100.00%	0.00%
Multi-Asset Accumulation Fund`	8.14%	0.00%	0.02%	100.00%	0.00%
Multi-Asset Income Fund	0.43%	0.00%	81.59%	0.00%	0.00%
Multi-Asset Inflation Managed Fund	54.86%	0.00%	33.04%	0.00%	0.00%
Multi-Asset Capital Stability Fund	52.70%	0.00%	6.12%	100.00%	0.12%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2021, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Tax-Managed International Managed Volatility Fund	$11,808,434	$537,992

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

428	SEI Institutional Managed Trust / Annual Report / September 30, 2021

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	429

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SEI Institutional Managed Trust / Annual Report / September 30, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter Rodriguez

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-087 (9/21)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr.. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,021,310	N/A	$0	$974,060	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0

(d)	All Other Fees(2)	$0	$331,000	$0	$0	$534,502	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with

SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $331,000 and $534,502, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK — 99.1%

Communication Services — 7.1%
Alphabet Inc, Cl A *	4,675	$12,499
Alphabet Inc, Cl C *	12,139	32,354
AT&T Inc	312,841	8,450
Comcast Corp, Cl A	142,077	7,946
Facebook Inc, Cl A *	93,552	31,751
Fox Corp	14,250	571
Genius Sports *	230,436	4,300
Live Nation Entertainment Inc *	29,670	2,704
Netflix Inc *	14,652	8,943
Omnicom Group Inc	22,156	1,605
Pinterest Inc, Cl A *	71,280	3,632
Roku Inc, Cl A *	12,615	3,953
Sea Ltd ADR *	4,386	1,398
Snap Inc, Cl A *	72,996	5,392
TEGNA Inc	171,512	3,382
T-Mobile US Inc *	52,721	6,736
Verizon Communications Inc	303,447	16,389
ViacomCBS Inc, Cl B	22,664	895

		152,900

Consumer Discretionary — 11.5%
Advance Auto Parts Inc	35,133	7,339
Amazon.com Inc, Cl A *	14,432	47,410
Best Buy Co Inc	38,681	4,089
BorgWarner Inc	237,229	10,251
Carnival Corp *	59,440	1,487
Carvana Co, Cl A *	10,021	3,022
Dick’s Sporting Goods Inc	53,170	6,368
Dillard’s Inc, Cl A	8,887	1,533
Dollar General Corp	55,742	11,825
DR Horton Inc	43,190	3,627
DraftKings Inc, Cl A *	70,301	3,386
eBay Inc	100,748	7,019
Expedia Group Inc *	22,431	3,676
Foot Locker Inc, Cl A	34,571	1,578
Ford Motor Co *	152,816	2,164
General Motors Co *	233,504	12,308
Goodyear Tire & Rubber Co/The *	38,367	679
Harley-Davidson Inc, Cl A	49,267	1,804
Kohl’s Corp	42,557	2,004
Lear Corp	26,627	4,167
Lennar Corp, Cl A	6,546	613
Lithia Motors Inc, Cl A	15,784	5,004
Lowe’s Cos Inc	84,004	17,041
Magna International Inc, Cl A	63,868	4,805
MGM Resorts International	67,002	2,891
NIKE Inc, Cl B	89,870	13,052
O’Reilly Automotive Inc *	5,640	3,446
PulteGroup Inc	221,714	10,181
Ralph Lauren Corp, Cl A	72,640	8,066
Ross Stores Inc	130,355	14,189

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Starbucks Corp	75,737	$8,355
Target Corp, Cl A	42,710	9,771
Tesla Inc *	7,877	6,108
Thor Industries Inc	33,250	4,082
Whirlpool Corp	27,260	5,557

		248,897

Consumer Staples — 6.5%
Altria Group Inc	159,288	7,251
Coca-Cola Co/The	128,168	6,725
Coca-Cola European Partners PLC	93,115	5,148
Conagra Brands Inc	268,905	9,108
General Mills Inc	33,531	2,006
Ingredion Inc	89,406	7,958
J M Smucker Co/The	94,533	11,347
Kraft Heinz Co/The	20,298	747
Kroger Co/The	523,188	21,152
Molson Coors Beverage Co, Cl B	106,032	4,918
PepsiCo Inc	72,267	10,870
Philip Morris International Inc	153,747	14,574
Sysco Corp, Cl A	108,606	8,526
Tyson Foods Inc, Cl A	115,368	9,107
Unilever PLC ADR	296,756	16,090
US Foods Holding Corp *	96,057	3,329
Walgreens Boots Alliance Inc	64,874	3,052

		141,908

Energy — 2.8%
Baker Hughes Co, Cl A	533,649	13,197
BP PLC ADR	84,984	2,323
Canadian Natural Resources Ltd	127,548	4,660
Chevron Corp	67,685	6,866
ConocoPhillips	84,193	5,706
Devon Energy Corp	136,912	4,862
EOG Resources Inc	94,554	7,590
HollyFrontier Corp	60,425	2,002
Marathon Petroleum Corp	112,419	6,949
Phillips 66	33,528	2,348
Valero Energy Corp	54,263	3,829

		60,332

Financials — 15.6%
Aflac Inc	117,508	6,126
Allstate Corp/The	4,514	575
American Express Co	81,181	13,600
American Financial Group Inc/OH	3,594	452
Ameriprise Financial Inc	25,172	6,648
Annaly Capital Management Inc ‡	155,101	1,306
Assured Guaranty Ltd	10,168	476
Banco Santander SA ADR *	482,440	1,746
Bank of America Corp	466,732	19,813
Bank of New York Mellon Corp/The	19,244	998
Berkshire Hathaway Inc, Cl B *	88,045	24,031
Capital One Financial Corp	140,669	22,784

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Charles Schwab Corp/The	166,597	$12,135
Citigroup Inc	197,123	13,834
Citizens Financial Group Inc	118,947	5,588
Discover Financial Services	32,032	3,935
Essent Group Ltd	25,116	1,105
Everest Re Group Ltd	1,843	462
Fifth Third Bancorp	162,339	6,890
First American Financial Corp	6,938	465
First Republic Bank/CA	108,363	20,901
Goldman Sachs Group Inc/The	3,354	1,268
Hartford Financial Services Group Inc/The	89,538	6,290
JPMorgan Chase & Co	46,770	7,656
KeyCorp	134,532	2,909
KKR & Co Inc	55,247	3,363
Lincoln National Corp	13,729	944
Markel Corp *	12,806	15,305
Marsh & McLennan Cos Inc	82,416	12,480
MFA Financial Inc ‡	545,946	2,495
Moody’s Corp	39,148	13,902
Morgan Stanley	87,931	8,556
New York Community Bancorp Inc	257,982	3,320
Popular Inc	60,934	4,733
Radian Group Inc	51,568	1,172
Regions Financial Corp	247,865	5,282
S&P Global Inc	33,921	14,413
Signature Bank/New York NY, Cl B	9,294	2,530
SLM Corp	302,734	5,328
State Street Corp	145,548	12,331
Synchrony Financial	19,687	962
Two Harbors Investment Corp ‡	256,262	1,625
Unum Group	18,535	464
US Bancorp	323,806	19,247
Voya Financial Inc	62,675	3,848
Wells Fargo & Co	177,012	8,215
Willis Towers Watson PLC	45,391	10,552
Zions Bancorp NA	69,765	4,318

		337,378

Health Care — 14.2%
AbbVie Inc	51,700	5,577
Align Technology Inc *	7,712	5,132
AmerisourceBergen Corp, Cl A	102,530	12,247
Amgen Inc, Cl A	73,803	15,694
AstraZeneca PLC ADR	144,368	8,671
Biogen Inc *	12,098	3,424
Bristol-Myers Squibb Co	155,447	9,198
Cardinal Health Inc	41,579	2,056
Catalent Inc *	14,420	1,919
CVS Health Corp	227,837	19,334
Danaher Corp, Cl A	45,076	13,723
DaVita Inc *	25,364	2,949
Dexcom Inc *	3,574	1,954
Gilead Sciences Inc	34,934	2,440

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
GlaxoSmithKline PLC ADR (A)	38,428	$1,468
Haemonetics Corp *	7,403	523
HCA Healthcare Inc	31,933	7,751
Humana Inc	37,576	14,623
IDEXX Laboratories Inc *	1,243	773
Intra-Cellular Therapies Inc, Cl A *	33,908	1,264
Jazz Pharmaceuticals PLC *	41,757	5,437
Johnson & Johnson	217,191	35,076
McKesson Corp	27,209	5,425
Medtronic PLC	115,198	14,440
Merck & Co Inc	219,549	16,490
Mettler-Toledo International Inc *	9,933	13,681
Natera Inc *	8,013	893
Organon & Co	22,650	743
PerkinElmer Inc	69,294	12,008
Perrigo Co PLC	63,089	2,986
Pfizer Inc	232,923	10,018
Regeneron Pharmaceuticals Inc *	11,069	6,699
Teleflex Inc	23,221	8,744
Thermo Fisher Scientific Inc	7,387	4,220
UnitedHealth Group Inc	56,369	22,026
Viatris Inc, Cl W *	133,392	1,807
Zimmer Biomet Holdings Inc	97,355	14,249

		305,662

Industrials — 8.8%
AerCap Holdings NV *	39,738	2,297
AGCO Corp	49,960	6,122
Allison Transmission Holdings Inc	48,690	1,720
American Airlines Group Inc *	27,189	558
AMETEK Inc	39,693	4,922
Cintas Corp	13,785	5,247
CSX Corp	17,358	516
Cummins Inc	35,236	7,913
Delta Air Lines Inc, Cl A *	24,730	1,054
Eaton Corp PLC	4,451	665
Fastenal Co, Cl A	8,504	439
FedEx Corp	30,852	6,765
Fortive Corp	149,524	10,552
General Electric Co	75,955	7,826
Honeywell International Inc	123,601	26,238
Huntington Ingalls Industries Inc, Cl A	16,114	3,111
Ingersoll Rand Inc *	89,256	4,499
L3Harris Technologies Inc	28,887	6,362
ManpowerGroup Inc	29,203	3,162
Northrop Grumman Corp	1,261	454
Oshkosh Corp	8,732	894
Owens Corning	15,863	1,356
Parker-Hannifin Corp, Cl A	25,904	7,243
Robert Half International Inc	4,322	434
Rockwell Automation Inc	12,626	3,713
Roper Technologies Inc	21,548	9,613
Ryder System Inc	6,237	516

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Continued)

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Snap-on Inc	8,163	$1,706
Stanley Black & Decker Inc	49,630	8,701
Textron Inc	87,866	6,134
Timken Co/The	72,653	4,753
TransDigm Group Inc *	14,130	8,825
Uber Technologies Inc *	59,601	2,670
Union Pacific Corp	11,599	2,273
United Airlines Holdings Inc *	18,153	864
United Parcel Service Inc, Cl B	88,568	16,128
WW Grainger Inc	38,381	15,086

		191,331

Information Technology — 23.7%
Adobe Inc *	60,117	34,611
Advanced Micro Devices Inc *	21,265	2,188
Amdocs Ltd	21,707	1,643
Amkor Technology Inc	44,819	1,118
Amphenol Corp, Cl A	57,830	4,235
Apple Inc	412,476	58,365
Applied Materials Inc	146,722	18,887
Arista Networks Inc *	20,749	7,130
Arrow Electronics Inc, Cl A *	5,863	658
Automatic Data Processing Inc	26,457	5,289
Bill.com Holdings Inc *	5,027	1,342
Booz Allen Hamilton Holding Corp, Cl A	74,771	5,933
Cadence Design Systems Inc *	12,378	1,875
Ceridian HCM Holding Inc *	14,780	1,665
Cisco Systems Inc/Delaware	151,519	8,247
Cognizant Technology Solutions Corp, Cl A	22,603	1,677
Crowdstrike Holdings Inc, Cl A *	10,078	2,477
DXC Technology Co *	70,284	2,362
Five9 Inc *	22,833	3,647
Global Payments Inc	124,452	19,611
Hewlett Packard Enterprise Co	262,573	3,742
HP Inc	130,088	3,559
Intel Corp	198,156	10,558
International Business Machines Corp	24,273	3,372
Intuit Inc	60,944	32,880
Jabil Inc	31,397	1,833
Juniper Networks Inc	24,809	683
KLA Corp	43,998	14,718
Marvell Technology	96,726	5,834
Microchip Technology Inc	152,286	23,374
Micron Technology Inc	43,534	3,090
Microsoft Corp	235,585	66,416
Motorola Solutions Inc	45,095	10,476
NVIDIA Corp	44,284	9,174
NXP Semiconductors NV (A)	68,668	13,450
Oracle Corp, Cl B	105,989	9,235
PayPal Holdings Inc *	56,785	14,776
QUALCOMM Inc	136,820	17,647
salesforce.com *	72,508	19,666
SAP SE ADR (A)	74,822	10,104

		Market Value
Description	Shares	($ Thousands)

COMMON STOCK (continued)
Seagate Technology Holdings PLC	72,055	$5,946
SolarEdge Technologies Inc *	10,018	2,657
Square Inc, Cl A *	1,696	407
Twilio Inc, Cl A *	3,422	1,092
VeriSign Inc *	2,032	417
Visa Inc, Cl A	137,826	30,701
Vishay Intertechnology Inc	103,407	2,077
Vontier	312,549	10,502
Xerox Holdings Corp	45,344	915

		512,261

Materials — 4.4%
Air Products and Chemicals Inc	71,649	18,350
Alcoa Corp *	89,180	4,365
AptarGroup Inc	49,426	5,899
Berry Global Group Inc *	13,761	838
Cabot Corp	30,654	1,536
Celanese Corp, Cl A	56,097	8,450
Corteva Inc	103,970	4,375
Crown Holdings Inc	66,673	6,719
DuPont de Nemours Inc	38,689	2,630
Eastman Chemical Co	64,275	6,475
Ecolab Inc	9,845	2,054
FMC Corp	58,826	5,386
Huntsman Corp	195,900	5,797
International Paper Co	47,361	2,648
Linde PLC	14,473	4,246
LyondellBasell Industries NV, Cl A	14,567	1,367
Newmont Corp	63,436	3,445
O-I Glass Inc, Cl I *	57,666	823
Reliance Steel & Aluminum Co	17,345	2,470
Steel Dynamics Inc	56,473	3,303
Valvoline Inc	76,339	2,380
Vulcan Materials Co	2,453	415
Westrock Co	24,453	1,219

		95,190

Real Estate — 2.0%
American Tower Corp, Cl A ‡	55,725	14,790
Crown Castle International Corp ‡	50,122	8,687
Diversified Healthcare Trust ‡	1,447,753	4,908
Gaming and Leisure Properties Inc ‡	62,136	2,878
Omega Healthcare Investors Inc ‡	54,474	1,632
Ryman Hospitality Properties Inc *‡	63,924	5,351
Sabra Health Care Inc ‡	74,458	1,096
Service Properties Trust ‡	241,682	2,709

		42,051

Utilities — 2.5%
Edison International	7,830	434
Exelon Corp	11,001	532
FirstEnergy Corp	156,616	5,579
MDU Resources Group Inc	97,537	2,894
NextEra Energy Inc	192,215	15,093

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	324,536	$7,863
NRG Energy Inc	98,598	4,026
PPL Corp	252,418	7,037
UGI Corp	139,722	5,955
Vistra Corp	199,157	3,406

		52,819

Total Common Stock (Cost $1,282,503) ($ Thousands)		2,140,729

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.010% **†(B)	16,137,530	$16,145

Total Affiliated Partnership (Cost $16,138) ($ Thousands)		16,145

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	19,852,932	19,853

Total Cash Equivalent (Cost $19,853) ($ Thousands)		19,853

Total Investments in Securities — 100.8% (Cost $1,318,494) ($ Thousands)		$2,176,727

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	54	Dec-2021	$11,837	$11,604	$(233)
S&P Mid Cap 400 Index E-MINI	4	Dec-2021	799	790	(9)

			$12,636	$12,394	$(242)

Percentages are based on Net Assets of $2,160,467 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $15,656 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $16,145 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

Ltd.	— Limited

PLC	— Public Limited Company

S&P	— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,140,729	–	–	2,140,729
Affiliated Partnership	–	16,145	–	16,145
Cash Equivalent	19,853	–	–	19,853

Total Investments in Securities	2,160,582	16,145	–	2,176,727

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(242)	–	–	(242)

Total Other Financial Instruments	(242)	–	–	(242)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Fund  (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 14,838	$ 128,560	$ (127,253)	$ 2	$ (2)	$ 16,145	16,137,530	$ 134	$—
SEI Daily Income Trust, Government Fund, Cl F	15,549	472,628	(468,324)	—	—	19,853	19,852,932	2	—

Totals	$ 30,387	$ 601,188	$ (595,577)	$ 2	$ (2)	$ 35,998		$ 136	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund  (Continued)

Description	Shares	Market Value ($Thousands)

COMMON STOCK — 98.6%

Communication Services — 6.1%
AT&T Inc	1,031,235	$27,854
BCE Inc	294,510	14,743
Comcast Corp, Cl A	189,923	10,622
Facebook Inc, Cl A *	12,932	4,389
Fox Corp	114,572	4,595
Nexstar Media Group Inc, Cl A	2,433	370
Omnicom Group Inc	123,622	8,957
TEGNA Inc	136,100	2,684
T-Mobile US Inc *	37,811	4,831
Verizon Communications Inc	209,421	11,311
ViacomCBS Inc, Cl B	47,731	1,886

		92,242

Consumer Discretionary — 7.8%
Best Buy Co Inc	63,535	6,716
BorgWarner Inc	35,219	1,522
Carnival Corp *	89,490	2,238
Dick’s Sporting Goods Inc (A)	33,184	3,974
Dillard’s Inc, Cl A	12,276	2,118
eBay Inc	41,518	2,893
Foot Locker Inc, Cl A	38,308	1,749
Ford Motor Co *	192,027	2,719
General Motors Co *	276,001	14,548
Genuine Parts Co	132,329	16,042
Goodyear Tire & Rubber Co/The *	72,101	1,276
Harley-Davidson Inc, Cl A	26,082	955
Lear Corp	16,198	2,535
Lowe’s Cos Inc	54,180	10,991
Magna International Inc, Cl A	36,246	2,727
PulteGroup Inc	215,305	9,887
Target Corp, Cl A	116,649	26,686
Thor Industries Inc	36,139	4,436
Whirlpool Corp	24,849	5,066

		119,078

Consumer Staples — 8.2%
Altria Group Inc	207,317	9,437
Conagra Brands Inc	144,014	4,878
Diageo PLC ADR	39,610	7,645
Ingredion Inc	82,456	7,340
J M Smucker Co/The	17,549	2,107
Kimberly-Clark Corp	79,941	10,587
Kraft Heinz Co/The	56,221	2,070
Kroger Co/The	465,411	18,817
Molson Coors Beverage Co, Cl B	117,961	5,471
Philip Morris International Inc	185,286	17,563
Procter & Gamble Co/The	29,115	4,070
Tyson Foods Inc, Cl A	168,142	13,273
Unilever PLC ADR	172,247	9,339
Walgreens Boots Alliance Inc	220,812	10,389

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Walmart Inc	22,163	$3,089

		126,075

Energy — 4.9%
BP PLC ADR	124,070	3,391
Canadian Natural Resources Ltd	133,180	4,866
Chevron Corp	193,503	19,631
ConocoPhillips	250,305	16,963
Devon Energy Corp	97,025	3,445
Exxon Mobil Corp	193,469	11,380
HollyFrontier Corp	71,368	2,365
Marathon Petroleum Corp	82,495	5,099
Phillips 66	48,225	3,377
Valero Energy Corp	60,065	4,239

		74,756

Financials — 21.3%
Aflac Inc	88,114	4,593
Allstate Corp/The	34,766	4,426
American Financial Group Inc/OH	21,126	2,658
Ameriprise Financial Inc	27,250	7,197
Annaly Capital Management Inc ‡	292,976	2,467
Assured Guaranty Ltd	17,298	810
Banco Santander SA ADR *	752,254	2,723
Bank of America Corp	657,400	27,907
Bank of New York Mellon Corp/The	201,580	10,450
Berkshire Hathaway Inc, Cl B *	43,288	11,815
Capital One Financial Corp	28,002	4,535
Chubb Ltd	94,141	16,332
Citigroup Inc	538,848	37,816
Citizens Financial Group Inc	139,869	6,571
Discover Financial Services	37,526	4,610
Essent Group Ltd	27,172	1,196
Everest Re Group Ltd	4,347	1,090
Fifth Third Bancorp	113,014	4,796
First American Financial Corp	19,225	1,289
Goldman Sachs Group Inc/The	7,938	3,001
Hartford Financial Services Group Inc/The	40,505	2,845
JPMorgan Chase & Co	173,651	28,425
KeyCorp	125,944	2,723
KKR & Co Inc	30,397	1,851
Lincoln National Corp	28,550	1,963
MetLife Inc	85,353	5,269
Morgan Stanley	281,159	27,360
New York Community Bancorp Inc	229,752	2,957
Popular Inc	58,412	4,537
Prudential Financial Inc	60,510	6,366
Radian Group Inc	35,327	803
Regions Financial Corp	201,984	4,304
SLM Corp	315,938	5,560
State Street Corp	47,517	4,026
Synchrony Financial	153,808	7,518
T Rowe Price Group Inc	14,957	2,942

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund  (Continued)

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Travelers Cos Inc/The	50,275	$7,642
Truist Financial Corp	211,571	12,409
Two Harbors Investment Corp ‡	381,659	2,420
Unum Group	45,942	1,151
Voya Financial Inc	105,231	6,460
Wells Fargo & Co	468,761	21,755
Willis Towers Watson PLC	12,076	2,807
Zions Bancorp NA	90,973	5,630

		326,005

Health Care — 15.8%
AbbVie Inc	48,279	5,208
Amgen Inc, Cl A	21,407	4,552
AstraZeneca PLC ADR	116,526	6,998
Biogen Inc *	9,569	2,708
Bristol-Myers Squibb Co	142,850	8,452
Cardinal Health Inc	115,804	5,728
Cigna Corp	20,336	4,070
CVS Health Corp	207,302	17,592
DaVita Inc *	26,959	3,134
Eli Lilly & Co	48,685	11,249
Gilead Sciences Inc	82,811	5,784
GlaxoSmithKline PLC ADR (A)	66,846	2,554
Haemonetics Corp *	43,911	3,100
HCA Healthcare Inc	28,097	6,820
Hill-Rom Holdings Inc	25,638	3,846
Hologic Inc *	16,620	1,227
Intra-Cellular Therapies Inc, Cl A *	53,056	1,978
Jazz Pharmaceuticals PLC *	45,866	5,972
Johnson & Johnson	178,474	28,823
McKesson Corp	48,325	9,635
Medtronic PLC	149,945	18,796
Merck & Co Inc	327,594	24,606
Novartis AG ADR	152,220	12,448
Organon & Co	25,161	825
Pfizer Inc	825,990	35,526
Regeneron Pharmaceuticals Inc *	5,078	3,073
Viatris Inc, Cl W *	252,766	3,425
Zimmer Biomet Holdings Inc	21,263	3,112

		241,241

Industrials — 10.0%
3M Co	61,376	10,767
AerCap Holdings NV *	59,010	3,412
AGCO Corp	40,664	4,983
Allison Transmission Holdings Inc	68,559	2,421
American Airlines Group Inc *	41,207	846
Cummins Inc	46,257	10,387
Delta Air Lines Inc, Cl A *	55,046	2,345
FedEx Corp	28,358	6,219
General Dynamics Corp	67,310	13,195
Huntington Ingalls Industries Inc, Cl A	16,362	3,159
Johnson Controls International PLC	321,932	21,917

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
L3Harris Technologies Inc	7,044	$1,551
ManpowerGroup Inc	43,444	4,704
Northrop Grumman Corp	9,987	3,597
Oshkosh Corp	17,457	1,787
Owens Corning	23,991	2,051
PACCAR Inc	14,251	1,125
Raytheon Technologies Corp	209,293	17,991
Ryder System Inc	15,215	1,258
Siemens AG ADR	165,998	13,635
Snap-on Inc	17,803	3,720
Textron Inc	69,276	4,836
Timken Co/The	50,058	3,275
United Airlines Holdings Inc *	38,723	1,842
United Parcel Service Inc, Cl B	67,803	12,347

		153,370

Information Technology — 10.7%
Amdocs Ltd	68,616	5,195
Amkor Technology Inc	94,231	2,351
Applied Materials Inc	61,889	7,967
Arista Networks Inc *	14,478	4,975
Arrow Electronics Inc, Cl A *	43,920	4,932
Broadcom Inc	21,055	10,210
Cisco Systems Inc/Delaware	349,960	19,048
Cognizant Technology Solutions Corp, Cl A	116,866	8,673
DXC Technology Co *	69,089	2,322
Hewlett Packard Enterprise Co	260,289	3,709
HP Inc	402,947	11,025
Intel Corp	551,453	29,381
International Business Machines Corp	35,900	4,988
Jabil Inc	72,955	4,258
Juniper Networks Inc	180,394	4,965
Marvell Technology	69,040	4,164
Micron Technology Inc	70,689	5,018
Microsoft Corp	39,275	11,072
Oracle Corp, Cl B	77,414	6,745
Seagate Technology Holdings PLC	48,818	4,029
Teradyne Inc	18,153	1,982
Vontier	151,323	5,084
Xerox Holdings Corp	94,367	1,903

		163,996

Materials — 5.3%
Alcoa Corp *	61,231	2,997
Berry Global Group Inc *	26,280	1,600
Cabot Corp	38,287	1,919
Celanese Corp, Cl A	38,519	5,802
Corteva Inc	106,423	4,478
Crown Holdings Inc	50,076	5,047
Dow Inc	153,907	8,859
DuPont de Nemours Inc	48,652	3,308
Eastman Chemical Co	85,196	8,583
Huntsman Corp	239,010	7,072

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
International Paper Co	111,708	$6,247
LyondellBasell Industries NV, Cl A	37,839	3,551
Newmont Corp	65,781	3,572
O-I Glass Inc, Cl I *	82,301	1,174
PPG Industries Inc	16,534	2,365
Reliance Steel & Aluminum Co	38,172	5,436
Steel Dynamics Inc	81,415	4,761
Valvoline Inc	55,305	1,724
Westrock Co	60,481	3,014

		81,509

Real Estate — 3.6%
Equity Commonwealth *‡	134,118	3,484
Gaming and Leisure Properties Inc ‡	81,407	3,771
Healthpeak Properties Inc ‡	412,257	13,802
Iron Mountain Inc ‡	68,667	2,984
Omega Healthcare Investors Inc ‡	96,241	2,883
Ryman Hospitality Properties Inc *‡	38,027	3,183
Sabra Health Care Inc ‡	170,913	2,516
Service Properties Trust ‡	105,279	1,180
VICI Properties Inc ‡	237,663	6,752
Welltower Inc ‡	167,361	13,791

		54,346

Utilities — 4.9%
Duke Energy Corp	113,055	11,033
Edison International	30,206	1,675
Exelon Corp	189,589	9,165
FirstEnergy Corp	97,676	3,479
MDU Resources Group Inc	174,345	5,173
NextEra Energy Inc	263,752	20,710

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	252,521	$6,119
NRG Energy Inc	67,689	2,764
PPL Corp	239,861	6,687
UGI Corp	109,803	4,680
Vistra Corp	185,517	3,172

		74,657

Total Common Stock (Cost $1,038,771) ($ Thousands)		1,507,275

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P. 0.010% **†(B)	6,429,305	6,431

Total Affiliated Partnership (Cost $6,431) ($ Thousands)		6,431

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	20,275,203	20,275

Total Cash Equivalent (Cost $20,275) ($ Thousands)		20,275

Total Investments in Securities — 100.3% (Cost $1,065,477) ($ Thousands)		$1,533,981

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	49	Dec-2021	$ 10,864	$10,530	$(334)
S&P Mid Cap 400 Index E-MINI	22	Dec-2021	5,901	5,793	(108)

			$ 16,765	$ 16,323	$(442)

Percentagesare based on Net Assets of $1,529,542 ($ Thousands).	ADR — American Depositary Receipt

* Non-income producing security.	Cl — Class

** The rate reported is the 7-day effective yield as of September 30, 2021.	L.P. — Limited Partnership

‡ Real Estate Investment Trust.	Ltd — Limited

† Investment in Affiliated Security (see Note 6).	PLC — Public Limited Company

(A)  Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $6,054 ($ Thousands).

(B) This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $6,431 ($ Thousands).

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Value Fund  (Continued)

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,507,275	–	–	1,507,275
Affiliated Partnership	–	6,431	–	6,431
Cash Equivalent	20,275	–	–	20,275

Total Investments in Securities	1,527,550	6,431	–	1,533,981

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(442)	–	–	(442)

Total Other Financial Instruments	(442)	–	–	(442)

* Futures contracts are valued at the unrealized depreciation on the    instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 2,813	$ 138,667	$ (135,051)	$ (1)	$ 3	$ 6,431	6,429,305	$ 83	$ —
SEI Daily Income Trust, Government Fund, Cl F	13,611	245,670	(239,006)	—	—	20,275	20,275,203	2	—

Totals	$ 16,424	$ 384,337	$ (374,057)	$ (1)	$ 3	$ 26,706		$ 85	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Growth Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.2%

Communication Services — 11.9%
Alphabet Inc, Cl A *	15,743	$42,089
Alphabet Inc, Cl C *	15,695	41,832
Facebook Inc, Cl A *	140,430	47,661
Genius Sports *	484,680	9,044
Interpublic Group of Cos Inc/The	10,780	395
Live Nation Entertainment Inc *	110,139	10,037
Netflix Inc *	11,718	7,152
News Corp, Cl A	13,708	323
Pinterest Inc, Cl A *	41,103	2,094
Roku Inc, Cl A *	40,584	12,717
Sea Ltd ADR *	33,155	10,568
Snap Inc, Cl A *	193,673	14,307
T-Mobile US Inc *	70,699	9,032

		207,251

Consumer Discretionary — 16.5%
Amazon.com Inc, Cl A *	28,599	93,949
AutoZone Inc *	12,341	20,955
Bath & Body Works Inc	30,675	1,933
Boyd Gaming Corp *	5,872	371
BRP Inc	47,358	4,389
Capri Holdings Ltd *	95,760	4,636
Carvana Co, Cl A *	16,875	5,089
DraftKings Inc, Cl A *	93,380	4,497
Etsy Inc *	39,429	8,200
Expedia Group Inc *	55,807	9,147
Home Depot Inc/The	30,469	10,002
Kohl’s Corp	6,615	311
Lennar Corp, Cl A	111,324	10,429
Lithia Motors Inc, Cl A	41,472	13,148
Lowe’s Cos Inc	82,323	16,700
Lululemon Athletica Inc *	1,043	422
MGM Resorts International	240,923	10,396
Mohawk Industries Inc *	1,873	332
NIKE Inc, Cl B	110,835	16,097
Starbucks Corp	109,077	12,032
Tapestry Inc	9,239	342
Target Corp, Cl A	9,711	2,222
Tesla Inc *	35,844	27,796
TJX Cos Inc/The	198,528	13,099
Williams-Sonoma Inc	2,240	397

		286,891

Consumer Staples — 3.5%
Altria Group Inc	7,475	340
Casey’s General Stores Inc	28,791	5,426
Coca-Cola Co/The	6,824	358
Colgate-Palmolive Co	149,263	11,281
Darling Ingredients Inc *	5,010	360
Estee Lauder Cos Inc/The, Cl A	2,085	625
Herbalife Nutrition Ltd *	14,717	624
Kroger Co/The	70,592	2,854

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Monster Beverage Corp *	12,187	$1,083
PepsiCo Inc	139,302	20,953
Philip Morris International Inc	3,609	342
Procter & Gamble Co/The	68,277	9,545
US Foods Holding Corp *	231,534	8,025

		61,816

Energy — 0.3%
ConocoPhillips	50,499	3,422
Continental Resources Inc/OK, Cl A	10,063	465
Devon Energy Corp	11,017	391
EOG Resources Inc	4,397	353

		4,631

Financials — 6.5%
Blackstone Group Inc/The, Cl A (A)	72,790	8,468
CME Group Inc	42,719	8,261
FactSet Research Systems Inc	17,154	6,772
Moody’s Corp	62,893	22,334
Morgan Stanley	6,870	669
MSCI Inc, Cl A	33,429	20,336
PacWest Bancorp	147,923	6,704
S&P Global Inc	34,598	14,700
Santander Consumer USA Holdings Inc	9,663	403
Signature Bank/New York NY, Cl B	30,081	8,190
SLM Corp	18,077	318
SVB Financial Group, Cl B *	11,363	7,351
T Rowe Price Group Inc	4,159	818
US Bancorp	120,988	7,192

		112,516

Health Care — 9.5%
Abbott Laboratories	63,753	7,531
Align Technology Inc *	23,142	15,399
Becton Dickinson and Co	21,877	5,378
Catalent Inc *	105,469	14,035
Danaher Corp, Cl A	98,593	30,016
Dexcom Inc *	6,779	3,707
IDEXX Laboratories Inc *	2,216	1,378
Johnson & Johnson	73,976	11,947
Maravai LifeSciences Holdings Inc, Cl A *	7,568	371
Medtronic PLC	67,764	8,494
Mettler-Toledo International Inc *	8,161	11,241
Moderna Inc *	7,879	3,032
Natera Inc *	30,700	3,421
Stryker Corp	18,849	4,971
UnitedHealth Group Inc	112,783	44,069
Veeva Systems Inc, Cl A *	3,394	978

		165,968

Industrials — 7.0%
A O Smith Corp	4,977	304
AGCO Corp	10,495	1,286
AMETEK Inc	3,514	436

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Growth Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Boeing Co/The *	10,439	$2,296
Carrier Global Corp	259,080	13,410
Cintas Corp	17,860	6,799
Deere & Co	3,686	1,235
Eaton Corp PLC	51,820	7,737
Graco Inc	135,851	9,506
Lockheed Martin Corp	21,360	7,371
ManpowerGroup Inc	2,987	323
Middleby Corp/The *	74,860	12,764
Otis Worldwide Corp	108,620	8,937
Robert Half International Inc	3,979	399
Rockwell Automation Inc	1,205	354
Tetra Tech Inc	26,817	4,005
Textron Inc	112,774	7,873
Trane Technologies PLC	60,551	10,454
TransDigm Group Inc *	18,558	11,591
Uber Technologies Inc *	91,587	4,103
Union Pacific Corp	54,750	10,732

		121,915

Information Technology — 41.2%
Adobe Inc *	81,146	46,717
Advanced Micro Devices Inc *	67,062	6,901
Analog Devices Inc	79,959	13,391
Apple Inc	870,666	123,199
Applied Materials Inc	276,755	35,627
Autodesk Inc, Cl A *	1,172	334
Bill.com Holdings Inc *	13,880	3,705
Broadcom Inc	31,075	15,069
Cadence Design Systems Inc *	23,763	3,599
Ceridian HCM Holding Inc *	56,414	6,353
Crowdstrike Holdings Inc, Cl A *	34,743	8,539
Dropbox Inc, Cl A *	11,560	338
EPAM Systems Inc *	18,381	10,486
F5 Networks Inc, Cl A *	1,869	371
Five9 Inc *	48,136	7,689
Fortinet Inc *	16,171	4,723
HP Inc	120,795	3,305
Intuit Inc	56,166	30,302
KLA Corp	6,259	2,094
Manhattan Associates Inc *	26,208	4,011
Mastercard Inc, Cl A	73,250	25,468
Microsoft Corp	625,436	176,323
Monolithic Power Systems Inc	1,140	553
NetApp Inc	3,893	349
NVIDIA Corp	185,524	38,433
NXP Semiconductors NV (B)	30,470	5,968
ON Semiconductor Corp *	7,397	339
Oracle Corp, Cl B	215,412	18,769
PayPal Holdings Inc *	124,404	32,371
Qorvo Inc *	16,463	2,752

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
QUALCOMM Inc	71,974	$9,283
salesforce.com *	67,204	18,227
ServiceNow Inc *	10,944	6,810
SolarEdge Technologies Inc *	25,295	6,709
Square Inc, Cl A *	7,389	1,772
Twilio Inc, Cl A *	17,332	5,530
VeriSign Inc *	1,698	348
Visa Inc, Cl A	184,227	41,037

		717,794

Materials — 2.6%
Ecolab Inc	3,850	803
Element Solutions Inc	16,108	350
Freeport-McMoRan Inc, Cl B	217,648	7,080
Linde PLC	26,887	7,888
Louisiana-Pacific Corp	5,965	366
Mosaic Co/The	119,384	4,264
Nucor Corp	18,428	1,815
Olin Corp	8,025	387
Sherwin-Williams Co/The, Cl A	61,087	17,088
Steel Dynamics Inc	112,759	6,594

		46,635

Real Estate — 0.2%
CBRE Group Inc, Cl A *	26,925	2,621
Jones Lang LaSalle Inc *‡	1,401	348

		2,969

Total Common Stock (Cost $772,342) ($ Thousands)		1,728,386

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010% **†(C)	121,667	122

Total Affiliated Partnership (Cost $122) ($ Thousands)		122

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	15,701,850	15,702

Total Cash Equivalent (Cost $15,702) ($ Thousands)		15,702

Total Investments in Securities — 100.1% (Cost $788,166) ($ Thousands)		$1,744,210

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Growth Fund  (Continued)

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
S&P 500 Index E-MINI	57	Dec-2021	$12,490	$12,249	$(241)

Percentages are based on Net Assets of $ 1,743,270 ($ Thousands).

*	Non-income producing security.

†	Investment in Affiliated Security (see Note 6).

**	Rate shown is the 7-day effective yield as of September 30, 2021.
‡	Real Estate Investment Trust.

(A)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $8,468 ($ Thousands), or 0.5% of the Net Assets of the Fund (see Note 2).

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $118 ($ Thousands).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $122 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,728,386	–	–	1,728,386
Affiliated Partnership	–	122	–	122
Cash Equivalent	15,702	–	–	15,702

Total Investments in Securities	1,744,088	122	–	1,744,210

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(241)	–	–	(241)

Total Other Financial Instruments	(241)	–	–	(241)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 9,033	$ 93,347	$ (102,252)	$ (8)	$ 2	$ 122	121,667	$ 22	$ —
SEI Daily Income Trust, Government Fund, Cl F	15,424	258,728	(258,450)	—	—	15,702	15,701,850	2	—

Totals	$24,457	$ 352,075	$ (360,702)	$ (8)	$ 2	$15,824		$ 24	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.7%

Communication Services — 10.5%
Activision Blizzard Inc	20,181	$1,562
Alphabet Inc, Cl A *	7,884	21,078
Alphabet Inc, Cl C *	7,331	19,539
Altice USA Inc, Cl A *	5,800	120
AT&T Inc	186,691	5,042
Cable One Inc	138	250
Charter Communications Inc, Cl A *	3,357	2,443
Comcast Corp, Cl A	119,468	6,682
Discovery Inc, Cl A *(A)	4,400	112
Discovery Inc, Cl C *	8,412	204
DISH Network Corp, Cl A *	6,611	287
Electronic Arts Inc	7,406	1,053
Facebook Inc, Cl A *	62,647	21,262
Fox Corp	12,131	475
IAC *	1,998	260
Interpublic Group of Cos Inc/The	10,400	381
Liberty Broadband Corp, Cl A *	600	101
Liberty Broadband Corp, Cl C *	3,758	649
Liberty Media Corp-Liberty Formula One,
Cl A *	700	33
Liberty Media Corp-Liberty Formula One, Cl C *	5,300	273
Liberty Media Corp-Liberty SiriusXM *	6,398	303
Live Nation Entertainment Inc *	3,590	327
Lumen Technologies Inc	28,995	359
Madison Square Garden Sports Corp *	453	84
Match Group Inc *	7,183	1,128
Netflix Inc *	11,273	6,880
New York Times Co/The, Cl A	4,312	213
News Corp, Cl A	10,300	242
News Corp, Cl B	3,200	74
Nexstar Media Group Inc, Cl A	1,100	167
Omnicom Group Inc	5,626	408
Pinterest Inc, Cl A *	14,476	738
Playtika Holding Corp *	2,800	77
Roku Inc, Cl A *	3,100	971
Sirius XM Holdings Inc	23,718	145
Skillz, Cl A *(A)	7,400	73
Spotify Technology SA *	3,560	802
Take-Two Interactive Software Inc, Cl A *	2,987	460
T-Mobile US Inc *	15,417	1,970
TripAdvisor Inc *	2,600	88
Twitter Inc *	20,380	1,231
Verizon Communications Inc	108,573	5,864
ViacomCBS Inc	219	9
ViacomCBS Inc, Cl B	15,153	599
Vimeo *	3,917	115
Walt Disney Co/The *	47,509	8,037
World Wrestling Entertainment Inc, Cl A	1,200	68
Zillow Group Inc, Cl A *	1,600	142
Zillow Group Inc, Cl C *	4,500	397

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zynga Inc, Cl A *	26,531	$200

		113,977

Consumer Discretionary —12.1%
Advance Auto Parts Inc	1,675	350
Amazon.com Inc, Cl A *	11,365	37,334
Aptiv PLC *	7,053	1,051
Aramark	6,091	200
AutoNation Inc *	1,194	145
AutoZone Inc *	574	975
Bath & Body Works Inc	6,300	397
Best Buy Co Inc	6,580	696
Booking Holdings Inc *	1,074	2,550
BorgWarner Inc	6,300	272
Boyd Gaming Corp *	2,100	133
Bright Horizons Family Solutions Inc *	1,600	223
Brunswick Corp/DE	2,100	200
Burlington Stores Inc *	1,753	497
Caesars Entertainment Inc *	5,300	595
Capri Holdings Ltd *	3,900	189
CarMax Inc *	4,300	550
Carnival Corp *	22,327	558
Carter’s Inc	1,100	107
Carvana Co, Cl A *	2,068	624
Chegg Inc *	3,687	251
Chipotle Mexican Grill Inc, Cl A *	731	1,329
Choice Hotels International Inc	928	117
Churchill Downs Inc	961	231
Columbia Sportswear Co	1,100	105
Darden Restaurants Inc	3,399	515
Deckers Outdoor Corp *	700	252
Dick’s Sporting Goods Inc	1,692	203
Dollar General Corp	6,145	1,304
Dollar Tree Inc *	6,118	586
Domino’s Pizza Inc	960	458
DoorDash, Cl A *	3,800	783
DR Horton Inc	8,638	725
DraftKings Inc, Cl A *	8,000	385
eBay Inc	16,906	1,178
Etsy Inc *	3,304	687
Expedia Group Inc *	3,743	614
Five Below Inc *	1,483	262
Floor & Decor Holdings Inc, Cl A *	2,700	326
Foot Locker Inc, Cl A	2,400	110
Ford Motor Co *	102,085	1,446
frontdoor Inc *	2,210	93
GameStop Corp, Cl A *	1,700	298
Gap Inc/The	5,300	120
Garmin Ltd	3,957	615
General Motors Co *	35,891	1,892
Gentex Corp	6,235	206
Genuine Parts Co	3,676	446
Grand Canyon Education Inc *	1,200	106

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
H&R Block Inc	4,900	$122
Hanesbrands Inc	9,000	154
Harley-Davidson Inc, Cl A	4,100	150
Hasbro Inc	3,402	304
Hayward Holdings *	1,000	22
Hilton Worldwide Holdings Inc *	7,184	949
Home Depot Inc/The	27,838	9,138
Hyatt Hotels Corp, Cl A *	1,294	100
Kohl’s Corp	4,225	199
Las Vegas Sands Corp *	8,746	320
Lear Corp	1,550	243
Leggett & Platt Inc	3,600	161
Lennar Corp, Cl A	7,089	664
Lennar Corp, Cl B	450	35
Leslie’s Inc *	3,600	74
Lithia Motors Inc, Cl A	800	254
LKQ Corp *	7,088	357
Lowe’s Cos Inc	18,559	3,765
Lululemon Athletica Inc *	2,984	1,208
Marriott International Inc/MD, Cl A *	7,055	1,045
Marriott Vacations Worldwide Corp	1,100	173
Mattel Inc *	9,000	167
McDonald’s Corp	19,542	4,712
MGM Resorts International	10,453	451
Mister Car Wash *	1,100	20
Mohawk Industries Inc *	1,502	267
Newell Brands Inc, Cl B	10,070	223
NIKE Inc, Cl B	32,417	4,708
Nordstrom Inc *	3,000	79
Norwegian Cruise Line Holdings Ltd *	9,763	261
NVR Inc *	84	403
Ollie’s Bargain Outlet Holdings Inc *	1,661	100
O’Reilly Automotive Inc *	1,799	1,099
Peloton Interactive Inc, Cl A *	6,827	594
Penn National Gaming Inc *	4,100	297
Penske Automotive Group Inc, Cl A	800	81
Petco Health & Wellness Co Inc, Cl A *	1,300	27
Planet Fitness Inc, Cl A *	2,200	173
Polaris Inc	1,531	183
Pool Corp	977	424
PulteGroup Inc	6,900	317
PVH Corp *	1,849	190
QuantumScape, Cl A *(A)	5,500	135
Qurate Retail Inc	9,765	100
Ralph Lauren Corp, Cl A	1,236	137
RH *	477	318
Ross Stores Inc	9,144	995
Royal Caribbean Cruises Ltd *	5,723	509
Service Corp International/US	4,300	259
Six Flags Entertainment Corp *	2,100	89
Skechers USA Inc, Cl A *	3,453	145
Starbucks Corp	30,862	3,404

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tapestry Inc	7,408	$274
Target Corp, Cl A	13,069	2,990
Tempur Sealy International Inc	4,900	227
Terminix Global Holdings Inc *	3,400	142
Tesla Inc *	20,863	16,179
Thor Industries Inc	1,400	172
TJX Cos Inc/The	31,544	2,081
Toll Brothers Inc	2,900	160
TopBuild Corp *	900	184
Tractor Supply Co	3,037	615
Travel + Leisure Co	2,163	118
Ulta Beauty Inc *	1,381	498
Under Armour Inc, Cl A *	5,115	103
Under Armour Inc, Cl C *	5,100	89
Vail Resorts Inc	1,070	357
VF Corp	8,564	574
Victoria’s Secret *	2,066	114
Vroom Inc *	3,100	68
Wayfair Inc, Cl A *	1,975	505
Wendy’s Co/The	4,600	100
Whirlpool Corp	1,638	334
Williams-Sonoma Inc	2,000	355
Wyndham Hotels & Resorts Inc	2,363	182
Wynn Resorts Ltd *	2,815	239
YETI Holdings Inc *	2,300	197
Yum China Holdings Inc	10,985	638
Yum! Brands Inc	7,809	955

		132,043

Consumer Staples — 5.3%
Albertsons Cos Inc, Cl A	4,100	128
Altria Group Inc	48,350	2,201
Archer-Daniels-Midland Co	14,471	868
Beyond Meat Inc *	1,500	158
Boston Beer Co Inc/The, Cl A *	229	117
Brown-Forman Corp, Cl A	1,140	71
Brown-Forman Corp, Cl B	4,822	323
Bunge Ltd	3,600	293
Campbell Soup Co	5,200	217
Casey’s General Stores Inc	996	188
Church & Dwight Co Inc	6,410	529
Clorox Co/The	3,171	525
Coca-Cola Co/The	101,524	5,327
Colgate-Palmolive Co	21,779	1,646
Conagra Brands Inc	12,249	415
Constellation Brands Inc, Cl A	4,154	875
Costco Wholesale Corp	11,546	5,188
Coty Inc, Cl A *	9,339	73
Darling Ingredients Inc *	4,223	304
Estee Lauder Cos Inc/The, Cl A	5,975	1,792
Flowers Foods Inc	4,900	116
Freshpet Inc *	1,100	157
General Mills Inc	15,961	955

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Grocery Outlet Holding Corp *	2,300	$50
Hain Celestial Group Inc/The *	2,100	90
Herbalife Nutrition Ltd *	2,774	118
Hershey Co/The	3,810	645
Hormel Foods Corp	7,437	305
Ingredion Inc	1,810	161
J M Smucker Co/The	2,754	331
Kellogg Co	6,585	421
Keurig Dr Pepper Inc	18,485	631
Kimberly-Clark Corp	8,790	1,164
Kraft Heinz Co/The	17,549	646
Kroger Co/The	19,688	796
Lamb Weston Holdings Inc	3,800	233
McCormick & Co Inc/MD	6,582	533
Molson Coors Beverage Co, Cl B	4,795	222
Mondelez International Inc, Cl A	36,446	2,120
Monster Beverage Corp *	9,639	856
PepsiCo Inc	36,199	5,445
Philip Morris International Inc	40,737	3,861
Pilgrim’s Pride Corp *	1,300	38
Post Holdings Inc *	1,607	177
Procter & Gamble Co/The	63,807	8,920
Reynolds Consumer Products Inc	1,500	41
Seaboard Corp	6	25
Spectrum Brands Holdings Inc	1,057	101
Sysco Corp, Cl A	12,663	994
Tyson Foods Inc, Cl A	7,508	593
US Foods Holding Corp *	5,897	204
Walgreens Boots Alliance Inc	18,741	882
Walmart Inc	37,542	5,233

		58,302

Energy — 2.6%
Antero Midstream Corp	8,900	93
APA Corp	10,100	216
Baker Hughes Co, Cl A	19,302	477
Cheniere Energy Inc	6,173	603
Chevron Corp	50,647	5,138
Cimarex Energy Co	2,644	231
ConocoPhillips	35,213	2,386
Continental Resources Inc/OK, Cl A	1,800	83
Coterra Energy Inc	10,400	226
Devon Energy Corp	17,561	624
Diamondback Energy Inc, Cl A	4,729	448
DT Midstream	2,506	116
EOG Resources Inc	15,215	1,221
EQT Corp *	7,467	153
Exxon Mobil Corp	110,963	6,527
Halliburton Co	23,445	507
Hess Corp	7,249	566
HollyFrontier Corp	3,800	126
Kinder Morgan Inc	50,734	849
Marathon Oil Corp	20,892	286

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Marathon Petroleum Corp	16,612	$1,027
New Fortress Energy Inc, Cl A	700	19
NOV Inc *	10,000	131
Occidental Petroleum Corp	22,023	651
ONEOK Inc	11,661	676
Phillips 66	11,362	796
Pioneer Natural Resources Co	5,613	935
Schlumberger NV, Cl A	36,475	1,081
Targa Resources Corp	6,000	295
Texas Pacific Land Corp	149	180
Valero Energy Corp	10,774	760
Williams Cos Inc/The	31,673	822

		28,249

Financials — 11.5%
Affiliated Managers Group Inc	1,033	156
Aflac Inc	17,246	899
AGNC Investment Corp ‡	13,728	216
Alleghany Corp *	354	221
Allstate Corp/The	7,680	978
Ally Financial Inc	9,358	478
American Express Co	16,814	2,817
American Financial Group Inc/OH	1,743	219
American International Group Inc	22,403	1,230
Ameriprise Financial Inc	2,975	786
Annaly Capital Management Inc ‡	37,074	312
Aon PLC, Cl A	5,901	1,686
Apollo Global Management Inc, Cl A	4,700	289
Arch Capital Group Ltd *	9,889	377
Ares Management Corp, Cl A	3,600	266
Arthur J Gallagher & Co	5,366	798
Assurant Inc	1,500	237
Assured Guaranty Ltd	1,814	85
Athene Holding Ltd, Cl A *	3,100	213
Axis Capital Holdings Ltd	2,123	98
Bank of America Corp	193,950	8,233
Bank of Hawaii Corp	1,048	86
Bank of New York Mellon Corp/The	20,585	1,067
Bank OZK	3,200	137
Berkshire Hathaway Inc, Cl B *	48,604	13,266
BlackRock Inc	3,758	3,152
Blackstone Group Inc/The, Cl A (B)	17,800	2,071
BOK Financial Corp	800	72
Brighthouse Financial Inc *	2,300	104
Brown & Brown Inc	6,200	344
Capital One Financial Corp	11,625	1,883
Carlyle Group Inc/The	4,300	203
Cboe Global Markets Inc	2,800	347
Charles Schwab Corp/The	39,316	2,864
Chubb Ltd	11,410	1,979
Cincinnati Financial Corp	3,900	445
Citigroup Inc	52,985	3,718
Citizens Financial Group Inc	11,159	524

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CME Group Inc	9,409	$1,819
CNA Financial Corp	852	36
Comerica Inc	3,453	278
Commerce Bancshares Inc/MO	2,743	191
Credit Acceptance Corp, Cl A *	217	127
Cullen/Frost Bankers Inc	1,514	180
Discover Financial Services	7,820	961
East West Bancorp Inc	3,700	287
Equitable Holdings Inc	9,600	284
Erie Indemnity Co, Cl A	656	117
Evercore Inc, Cl A	983	131
Everest Re Group Ltd	1,051	263
FactSet Research Systems Inc	992	392
Fidelity National Financial Inc	7,110	322
Fifth Third Bancorp	17,900	760
First American Financial Corp	2,700	181
First Citizens BancShares Inc/NC, Cl A	149	126
First Hawaiian Inc	3,500	103
First Horizon Corp	14,500	236
First Republic Bank/CA	4,683	903
FNB Corp/PA	8,200	95
Franklin Resources Inc	7,600	226
Globe Life Inc	2,701	240
GoHealth Inc, Cl A *	900	4
Goldman Sachs Group Inc/The	8,597	3,250
Hanover Insurance Group Inc/The, Cl A	989	128
Hartford Financial Services Group Inc/The	9,059	636
Huntington Bancshares Inc/OH	38,138	590
Interactive Brokers Group Inc, Cl A	2,121	132
Intercontinental Exchange Inc	14,512	1,666
Invesco Ltd	8,862	214
Janus Henderson Group PLC	4,500	186
Jefferies Financial Group Inc	5,700	212
JPMorgan Chase & Co	77,766	12,730
Kemper Corp, Cl A	1,555	104
KeyCorp	24,788	536
KKR & Co Inc	14,500	883
Lazard Ltd, Cl A (B)	2,700	124
Lemonade Inc *	1,059	71
Lincoln National Corp	4,877	335
Loews Corp	5,789	312
LPL Financial Holdings Inc	2,100	329
M&T Bank Corp	3,353	501
Markel Corp *	350	418
MarketAxess Holdings Inc	948	399
Marsh & McLennan Cos Inc	13,295	2,013
Mercury General Corp	800	44
MetLife Inc	18,915	1,168
MGIC Investment Corp	9,000	135
Moody’s Corp	4,288	1,523
Morgan Stanley	35,547	3,459
Morningstar Inc, Cl A	600	155

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MSCI Inc, Cl A	2,111	$1,284
Nasdaq Inc, Cl A	3,000	579
New Residential Investment Corp ‡	11,140	122
New York Community Bancorp Inc	12,000	154
Northern Trust Corp	5,350	577
Old Republic International Corp	7,300	169
OneMain Holdings Inc, Cl A	2,781	154
PacWest Bancorp	3,000	136
People’s United Financial Inc	11,224	196
Pinnacle Financial Partners Inc	2,000	188
PNC Financial Services Group Inc/The	11,077	2,167
Popular Inc	2,000	155
Primerica Inc	981	151
Principal Financial Group Inc, Cl A	6,934	447
Progressive Corp/The	15,207	1,375
Prosperity Bancshares Inc	2,300	164
Prudential Financial Inc	10,026	1,055
Raymond James Financial Inc	4,905	453
Regions Financial Corp	25,212	537
Reinsurance Group of America Inc, Cl A	1,824	203
RenaissanceRe Holdings Ltd	1,175	164
Rocket Cos Inc, Cl A	3,700	59
S&P Global Inc	6,320	2,685
Santander Consumer USA Holdings Inc	1,500	63
SEI Investments Co †	2,900	172
Signature Bank/New York NY, Cl B	1,578	430
SLM Corp	7,840	138
Starwood Property Trust Inc ‡	7,200	176
State Street Corp	9,509	806
Sterling Bancorp/DE	4,900	122
Stifel Financial Corp	2,700	183
SVB Financial Group, Cl B *	1,464	947
Synchrony Financial	14,768	722
Synovus Financial Corp	3,800	167
T Rowe Price Group Inc	5,871	1,155
TFS Financial Corp	1,417	27
Tradeweb Markets Inc, Cl A	2,800	226
Travelers Cos Inc/The	6,570	999
Truist Financial Corp	35,074	2,057
Umpqua Holdings Corp	5,919	120
Unum Group	5,475	137
Upstart Holdings Inc *	1,200	380
US Bancorp	35,080	2,085
UWM Holdings	2,800	19
Virtu Financial Inc, Cl A	2,500	61
Voya Financial Inc	2,900	178
W R Berkley Corp	3,600	263
Webster Financial Corp	2,300	125
Wells Fargo & Co	108,091	5,017
Western Alliance Bancorp	2,700	294
White Mountains Insurance Group Ltd	95	102
Willis Towers Watson PLC	3,386	787

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wintrust Financial Corp	1,500	$121
Zions Bancorp NA	4,100	254

		124,878

Health Care — 13.0%
10X Genomics Inc, Cl A *	2,200	320
Abbott Laboratories	45,486	5,373
AbbVie Inc	46,161	4,980
ABIOMED Inc *	1,148	374
Acadia Healthcare Co Inc, Cl A *	2,400	153
Acceleron Pharma Inc *	1,400	241
Adaptive Biotechnologies Corp *	2,900	99
Agilent Technologies Inc	7,954	1,253
agilon health *	1,900	50
Align Technology Inc *	2,051	1,365
Alnylam Pharmaceuticals Inc *	3,074	580
Amedisys Inc *	800	119
AmerisourceBergen Corp, Cl A	3,895	465
Amgen Inc, Cl A	14,832	3,154
Anthem Inc	6,373	2,376
Avantor Inc *	15,120	618
Baxter International Inc	13,065	1,051
Becton Dickinson and Co	7,453	1,832
Biogen Inc *	3,859	1,092
BioMarin Pharmaceutical Inc *	4,767	368
Bio-Rad Laboratories Inc, Cl A *	544	406
Bio-Techne Corp	1,018	493
Boston Scientific Corp *	37,038	1,607
Bristol-Myers Squibb Co	58,342	3,452
Bruker Corp	2,700	211
Cardinal Health Inc	7,700	381
Catalent Inc *	4,223	562
Centene Corp *	15,081	940
Cerner Corp	7,700	543
Certara Inc *	2,300	76
Change Healthcare Inc *	6,535	137
Charles River Laboratories International Inc *	1,303	538
Chemed Corp	415	193
Cigna Corp	8,744	1,750
Cooper Cos Inc/The, Cl A	1,254	518
CureVac *	1,400	76
CVS Health Corp	34,436	2,922
Danaher Corp, Cl A	16,561	5,042
DaVita Inc *	1,800	209
DENTSPLY SIRONA Inc	5,800	337
Dexcom Inc *	2,555	1,397
Edwards Lifesciences Corp, Cl A *	16,147	1,828
Elanco Animal Health Inc *	11,677	372
Eli Lilly & Co	22,205	5,130
Encompass Health Corp	2,600	195
Envista Holdings Corp *	4,300	180
Exact Sciences Corp *	4,500	430

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Exelixis Inc *	8,300	$175
Figs, Cl A *	1,100	41
Gilead Sciences Inc	32,803	2,291
Globus Medical Inc, Cl A *	2,000	153
Guardant Health Inc *	2,309	289
HCA Healthcare Inc	6,649	1,614
Henry Schein Inc *	3,747	285
Hill-Rom Holdings Inc	1,750	262
Hologic Inc *	6,500	480
Horizon Therapeutics PLC *	5,700	624
Humana Inc	3,375	1,313
ICU Medical Inc *	519	121
IDEXX Laboratories Inc *	2,205	1,371
Illumina Inc *	3,785	1,535
Incyte Corp *	4,843	333
Insulet Corp *	1,719	489
Integra LifeSciences Holdings Corp *	1,900	130
Intuitive Surgical Inc *	3,093	3,075
Ionis Pharmaceuticals Inc *	3,700	124
Iovance Biotherapeutics Inc *	4,000	99
IQVIA Holdings Inc *	4,958	1,188
Jazz Pharmaceuticals PLC *	1,521	198
Johnson & Johnson	69,042	11,150
Laboratory Corp of America Holdings *	2,500	704
Maravai LifeSciences Holdings Inc, Cl A *	2,700	133
Masimo Corp *	1,300	352
McKesson Corp	4,099	817
Medtronic PLC	35,103	4,400
Merck & Co Inc	66,202	4,973
Mettler-Toledo International Inc *	593	817
Mirati Therapeutics Inc *	1,000	177
Moderna Inc *	8,900	3,425
Molina Healthcare Inc *	1,495	406
Natera Inc *	2,200	245
Nektar Therapeutics, Cl A *	4,500	81
Neurocrine Biosciences Inc *	2,484	238
Novavax Inc *	1,900	394
Novocure Ltd *	2,675	311
Oak Street Health Inc *	2,500	106
Organon & Co	6,770	222
Penumbra Inc *	900	240
PerkinElmer Inc	2,900	503
Perrigo Co PLC	3,493	165
Pfizer Inc	145,921	6,276
PPD Inc *	4,326	202
Premier Inc, Cl A	3,300	128
QIAGEN NV *	6,000	310
Quest Diagnostics Inc	3,200	465
Quidel Corp *	1,000	141
Regeneron Pharmaceuticals Inc *	2,617	1,584
Repligen Corp *	1,450	419
ResMed Inc	3,753	989

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Royalty Pharma PLC, Cl A	8,500	$307
Sage Therapeutics Inc *	1,300	58
Sarepta Therapeutics Inc *	2,000	185
Seagen Inc *	3,507	595
Signify Health Inc, Cl A *	1,800	32
Sotera Health Co *	2,700	71
STERIS PLC	2,200	450
Stryker Corp	9,099	2,400
Syneos Health Inc, Cl A *	2,659	233
Tandem Diabetes Care Inc *	1,562	186
Teladoc Health Inc *	3,910	496
Teleflex Inc	1,239	467
Thermo Fisher Scientific Inc	10,285	5,876
Ultragenyx Pharmaceutical Inc *	1,700	153
United Therapeutics Corp *	1,132	209
UnitedHealth Group Inc	24,632	9,625
Universal Health Services Inc, Cl B	1,975	273
Veeva Systems Inc, Cl A *	3,618	1,043
Vertex Pharmaceuticals Inc *	6,811	1,235
Viatris Inc, Cl W *	31,730	430
Waters Corp *	1,599	571
West Pharmaceutical Services Inc	1,941	824
Zimmer Biomet Holdings Inc	5,422	794
Zoetis Inc, Cl A	12,403	2,408

		141,272

Industrials — 8.3%
3M Co	15,095	2,648
A O Smith Corp	3,500	214
Acuity Brands Inc	878	152
ADT Inc	4,000	32
Advanced Drainage Systems Inc	1,600	173
AECOM *	3,500	221
AGCO Corp	1,600	196
Air Lease Corp, Cl A	2,800	110
Alaska Air Group Inc *	3,200	188
Allegion plc	2,350	311
Allison Transmission Holdings Inc	2,800	99
AMERCO	210	136
American Airlines Group Inc *	16,772	344
AMETEK Inc	5,983	742
Armstrong World Industries Inc	1,300	124
Axon Enterprise Inc *	1,700	298
AZEK Co Inc/The, Cl A *	2,800	102
Boeing Co/The *	13,988	3,077
Builders FirstSource Inc *	5,400	279
BWX Technologies Inc, Cl W	2,500	135
Carlisle Cos Inc	1,324	263
Carrier Global Corp	22,652	1,172
Caterpillar Inc, Cl A	14,391	2,763
CH Robinson Worldwide Inc	3,455	301
ChargePoint Holdings *	2,600	52
Cintas Corp	2,265	862

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Clarivate Analytics PLC *	11,600	$254
Clean Harbors Inc *	1,300	135
Colfax Corp *	3,000	138
Copa Holdings SA, Cl A *	833	68
Copart Inc *	5,460	757
Core & Main, Cl A *	900	24
CoStar Group Inc *	10,200	878
Crane Co, Cl A	1,300	123
CSX Corp	59,175	1,760
Cummins Inc	3,719	835
Curtiss-Wright Corp	1,100	139
Deere & Co	7,342	2,460
Delta Air Lines Inc, Cl A *	16,821	717
Donaldson Co Inc, Cl A	3,400	195
Dover Corp	3,751	583
Driven Brands Holdings Inc *	1,300	38
Dun & Bradstreet Holdings Inc *	4,300	72
Eaton Corp PLC	10,411	1,554
Emerson Electric Co	15,546	1,464
Equifax Inc	3,213	814
Expeditors International of Washington Inc	4,400	524
Fastenal Co, Cl A	14,987	773
FedEx Corp	6,389	1,401
Flowserve Corp	3,400	118
Fortive Corp	8,459	597
Fortune Brands Home & Security Inc	3,661	327
FTI Consulting Inc *	852	115
Gates Industrial Corp PLC *	2,600	42
Generac Holdings Inc *	1,600	654
General Dynamics Corp	6,510	1,276
General Electric Co	28,545	2,941
Graco Inc	4,400	308
GXO Logistics *	2,533	199
HEICO Corp	1,150	152
HEICO Corp, Cl A	2,100	249
Hexcel Corp, Cl A *	2,200	131
Honeywell International Inc	18,187	3,861
Howmet Aerospace Inc	10,300	321
Hubbell Inc, Cl B	1,405	254
Huntington Ingalls Industries Inc, Cl A	1,027	198
IAA Inc *	3,600	196
IDEX Corp	2,003	415
IHS Markit Ltd	9,756	1,138
Illinois Tool Works Inc	8,189	1,692
Ingersoll Rand Inc *	10,549	532
ITT Inc	2,248	193
Jacobs Engineering Group Inc	3,395	450
JB Hunt Transport Services Inc	2,169	363
JetBlue Airways Corp *	8,197	125
Johnson Controls International PLC	18,639	1,269
Kansas City Southern	2,380	644
Kirby Corp *	1,500	72

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Knight-Swift Transportation Holdings Inc, Cl A	4,227	$216
L3Harris Technologies Inc	5,202	1,146
Landstar System Inc	946	149
Legalzoom.com *	500	13
Lennox International Inc	835	246
Lincoln Electric Holdings Inc	1,500	193
Lockheed Martin Corp	6,446	2,225
Lyft Inc, Cl A *	7,400	397
ManpowerGroup Inc	1,488	161
Masco Corp	6,400	356
MasTec Inc *	1,500	129
Mercury Systems Inc *	1,400	66
Middleby Corp/The *	1,439	245
MSA Safety Inc	958	140
MSC Industrial Direct Co Inc, Cl A	1,179	95
Nielsen Holdings PLC	9,500	182
Nordson Corp	1,543	367
Norfolk Southern Corp	6,476	1,549
Northrop Grumman Corp	3,929	1,415
nVent Electric PLC	4,400	142
Old Dominion Freight Line Inc, Cl A	2,726	780
Oshkosh Corp	1,800	184
Otis Worldwide Corp	11,226	924
Owens Corning	2,760	236
PACCAR Inc	8,855	699
Parker-Hannifin Corp, Cl A	3,406	952
Pentair PLC	4,400	320
Plug Power Inc *	13,300	340
Quanta Services Inc	3,600	410
Raytheon Technologies Corp	39,640	3,407
Regal Beloit Corp	1,100	165
Republic Services Inc	5,500	660
Robert Half International Inc	2,900	291
Rockwell Automation Inc	3,003	883
Rollins Inc	6,000	212
Roper Technologies Inc	2,772	1,237
Ryder System Inc	1,400	116
Schneider National Inc, Cl B	1,500	34
Sensata Technologies Holding PLC *	4,100	224
Shoals Technologies Group Inc, Cl A *	2,694	75
SiteOne Landscape Supply Inc *	1,152	230
Snap-on Inc	1,419	296
Southwest Airlines Co, Cl A *	15,344	789
Spirit AeroSystems Holdings Inc, Cl A	2,700	119
Stanley Black & Decker Inc	4,225	741
Stericycle Inc, Cl A *	2,400	163
Sunrun Inc *	5,209	229
Textron Inc	5,938	415
Timken Co/The	1,700	111
Toro Co/The	2,800	273
Trane Technologies PLC	6,196	1,070

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TransDigm Group Inc *	1,342	$838
TransUnion	5,000	562
Trex Co Inc *	3,000	306
TuSimple Holdings, Cl A *	900	33
Uber Technologies Inc *	42,129	1,887
Union Pacific Corp	17,113	3,354
United Airlines Holdings Inc *	8,473	403
United Parcel Service Inc, Cl B	18,924	3,446
United Rentals Inc *	1,849	649
Univar Solutions Inc *	4,300	102
Valmont Industries Inc	600	141
Verisk Analytics Inc, Cl A	4,149	831
Vertiv Holdings Co, Cl A	7,300	176
Virgin Galactic Holdings Inc *	4,828	122
Waste Management Inc	11,005	1,644
Watsco Inc	876	232
Westinghouse Air Brake Technologies Corp	4,766	411
Woodward Inc	1,497	169
WW Grainger Inc	1,211	476
XPO Logistics Inc *	2,533	202
Xylem Inc/NY	4,638	574

		92,107

Information Technology — 27.7%
Accenture PLC, Cl A	16,650	5,327
Adobe Inc *	12,477	7,183
Advanced Micro Devices Inc *	31,652	3,257
Akamai Technologies Inc *	4,200	439
Allegro MicroSystems Inc *	1,000	32
Alliance Data Systems Corp	1,276	129
Alteryx Inc, Cl A *	1,536	112
Amdocs Ltd	3,400	257
Amphenol Corp, Cl A	15,232	1,115
Analog Devices Inc	14,037	2,351
Anaplan Inc *	3,700	225
ANSYS Inc *	2,318	789
Apple Inc	411,060	58,165
Applied Materials Inc	23,897	3,076
Arista Networks Inc *	1,620	557
Arrow Electronics Inc, Cl A *	1,931	217
Aspen Technology Inc *	1,742	214
Atlassian Corp PLC, Cl A *	3,543	1,387
Autodesk Inc, Cl A *	5,782	1,649
Automatic Data Processing Inc	11,179	2,235
Avalara Inc *	2,243	392
Avnet Inc	2,500	92
Bentley Systems, Cl B	3,600	218
Bill.com Holdings Inc *	2,056	549
Black Knight Inc *	4,000	288
Booz Allen Hamilton Holding Corp, Cl A	3,440	273
Broadcom Inc	10,451	5,068
Broadridge Financial Solutions Inc	2,981	497
Brooks Automation Inc	1,900	195

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
C3.ai Inc, Cl A *	1,000	$46
CACI International Inc, Cl A *	592	155
Cadence Design Systems Inc *	7,164	1,085
CDK Global Inc	3,276	139
CDW Corp/DE	3,545	645
Ceridian HCM Holding Inc *	3,355	378
Ciena Corp *	4,100	211
Cirrus Logic Inc *	1,500	123
Cisco Systems Inc/Delaware	110,475	6,013
Citrix Systems Inc	3,302	355
Cloudflare Inc, Cl A *	6,700	755
Cognex Corp	4,500	361
Cognizant Technology Solutions Corp, Cl A	13,761	1,021
Coherent Inc *	643	161
CommScope Holding Co Inc *	5,100	69
Concentrix Corp	1,100	195
Corning Inc, Cl B	19,814	723
Coupa Software Inc *	1,912	419
Cree Inc *	3,030	245
Crowdstrike Holdings Inc, Cl A *	5,200	1,278
Datadog Inc, Cl A *	6,100	862
Datto Holding Corp *	500	12
Dell Technologies Inc, Cl C *	7,087	737
DocuSign Inc, Cl A *	5,020	1,292
Dolby Laboratories Inc, Cl A	1,653	146
DoubleVerify Holdings *	400	14
Dropbox Inc, Cl A *	8,100	237
Duck Creek Technologies Inc *	1,900	84
DXC Technology Co *	6,481	218
Dynatrace Inc *	5,200	369
Elastic NV *	1,800	268
Enphase Energy Inc *	3,400	510
Entegris Inc	3,500	441
EPAM Systems Inc *	1,403	800
Euronet Worldwide Inc *	1,300	165
Everbridge Inc *	1,000	151
F5 Networks Inc, Cl A *	1,541	306
Fair Isaac Corp *	719	286
Fastly Inc, Cl A *	2,700	109
Fidelity National Information Services Inc, Cl B	16,172	1,968
FireEye Inc *	6,124	109
First Solar Inc *	2,800	267
Fiserv Inc, Cl A *	15,628	1,696
Five9 Inc *	1,700	272
FleetCor Technologies Inc *	2,162	565
Fortinet Inc *	3,534	1,032
Gartner Inc *	2,125	646
Genpact Ltd	4,900	233
Global Payments Inc	7,677	1,210
Globant SA *	1,100	309
GoDaddy Inc, Cl A *	4,425	308

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Guidewire Software Inc, Cl Z *	2,182	$259
Hewlett Packard Enterprise Co	34,507	492
HP Inc	31,301	856
HubSpot Inc *	1,175	794
Intel Corp	105,676	5,630
International Business Machines Corp	23,385	3,249
Intuit Inc	6,701	3,615
IPG Photonics Corp *	933	148
Jabil Inc	3,800	222
Jack Henry & Associates Inc	1,954	321
Jamf Holding Corp *	1,290	50
Juniper Networks Inc	8,700	239
Keysight Technologies Inc *	4,832	794
KLA Corp	4,037	1,350
Lam Research Corp	3,690	2,100
Leidos Holdings Inc	3,700	356
Littelfuse Inc	600	164
Lumentum Holdings Inc *	2,000	167
Manhattan Associates Inc *	1,605	246
Marvell Technology	21,359	1,288
Mastercard Inc, Cl A	22,907	7,964
McAfee Corp, Cl A	1,900	42
Medallia Inc *	2,800	95
Microchip Technology Inc	7,025	1,078
Micron Technology Inc	29,273	2,078
Microsoft Corp	197,349	55,637
MKS Instruments Inc	1,400	211
MongoDB Inc, Cl A *	1,621	764
Monolithic Power Systems Inc	1,184	574
Motorola Solutions Inc	4,336	1,007
N-Able *	1,050	13
National Instruments Corp	3,527	138
nCino Inc *	1,500	107
NCR Corp *	3,423	133
NetApp Inc	5,800	521
New Relic Inc *	1,400	101
NortonLifeLock Inc	14,501	367
Nuance Communications Inc *	7,500	413
Nutanix Inc, Cl A *	5,159	195
NVIDIA Corp	62,684	12,986
NXP Semiconductors NV	6,965	1,364
Okta Inc, Cl A *	3,238	769
ON Semiconductor Corp *	11,057	506
Oracle Corp, Cl B	44,205	3,852
Palantir Technologies, Cl A *	42,320	1,017
Palo Alto Networks Inc *	2,510	1,202
Paychex Inc	8,390	943
Paycom Software Inc *	1,316	652
Paycor HCM *	500	18
Paylocity Holding Corp *	1,000	280
PayPal Holdings Inc *	30,752	8,002
Paysafe *	11,300	88

8	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pegasystems Inc	1,100	$140
Procore Technologies *	300	27
PTC Inc *	2,765	331
Pure Storage Inc, Cl A *	7,100	179
Qorvo Inc *	2,868	480
QUALCOMM Inc	29,517	3,807
RingCentral Inc, Cl A *	2,066	449
Sabre Corp *	8,600	102
salesforce.com Inc *	24,231	6,572
Science Applications International Corp	1,500	128
ServiceNow Inc *	5,123	3,188
Shift4 Payments, Cl A *	1,100	85
Skyworks Solutions Inc	4,326	713
Smartsheet Inc, Cl A *	3,200	220
Snowflake, Cl A *	5,100	1,542
SolarWinds	1,050	18
Splunk Inc *	4,282	620
Square Inc, Cl A *	10,353	2,483
SS&C Technologies Holdings Inc	5,900	409
StoneCo Ltd, Cl A *	5,800	201
Switch Inc, Cl A	3,100	79
SYNNEX Corp	1,100	115
Synopsys Inc *	4,003	1,199
Teledyne Technologies Inc *	1,199	515
Teradata Corp *	2,897	166
Teradyne Inc	4,354	475
Texas Instruments Inc	24,226	4,657
Trade Desk Inc/The, Cl A *	11,211	788
Trimble Inc *	6,600	543
Twilio Inc, Cl A *	4,358	1,390
Tyler Technologies Inc *	1,060	486
Ubiquiti Inc	169	51
Unity Software Inc *	3,853	486
Universal Display Corp	1,142	195
VeriSign Inc *	2,608	535
Viasat Inc *	1,900	105
Visa Inc, Cl A	44,364	9,882
VMware Inc, Cl A *(A)	2,094	311
Vontier	4,463	150
Western Digital Corp *	8,092	457
Western Union Co/The	10,700	216
WEX Inc *	1,195	211
Wix.com Ltd *	1,400	275
Workday Inc, Cl A *	4,897	1,224
Xerox Holdings Corp	3,600	73
Xilinx Inc	6,386	964
Zebra Technologies Corp, Cl A *	1,388	715
Zendesk Inc *	3,152	367
Zoom Video Communications Inc, Cl A *	5,600	1,464
Zscaler Inc *	2,000	524

		302,056

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Materials — 2.3%
Air Products and Chemicals Inc	5,767	$1,477
Albemarle Corp	3,056	669
Alcoa Corp *	4,900	240
Amcor PLC	40,400	468
AptarGroup Inc	1,700	203
Ardagh Group SA, Cl A	500	13
Ashland Global Holdings Inc	1,400	125
Avery Dennison Corp	2,123	440
Axalta Coating Systems Ltd *	5,400	158
Ball Corp	8,335	750
Berry Global Group Inc *	3,577	218
Celanese Corp, Cl A	2,938	442
CF Industries Holdings Inc	5,637	315
Chemours Co/The	4,200	122
Cleveland-Cliffs Inc *	12,000	238
Corteva Inc	19,434	818
Crown Holdings Inc	3,300	332
Diversey Holdings *	1,300	21
Dow Inc	19,475	1,121
DuPont de Nemours Inc	13,638	927
Eagle Materials Inc	1,059	139
Eastman Chemical Co	3,532	356
Ecolab Inc	6,546	1,366
Element Solutions Inc	6,100	132
FMC Corp	3,410	312
Freeport-McMoRan Inc, Cl B	38,202	1,243
Graphic Packaging Holding Co	7,500	143
Huntsman Corp	5,605	166
International Flavors & Fragrances Inc	6,511	871
International Paper Co	10,291	575
Louisiana-Pacific Corp	2,400	147
LyondellBasell Industries NV, Cl A	6,861	644
Martin Marietta Materials Inc, Cl A	1,675	572
Mosaic Co/The	9,200	329
NewMarket Corp	182	62
Newmont Corp	20,955	1,138
Nucor Corp	7,641	752
Olin Corp	3,700	178
Packaging Corp of America	2,427	333
PPG Industries Inc	6,188	885
Reliance Steel & Aluminum Co	1,687	240
Royal Gold Inc, Cl A	1,747	167
RPM International Inc	3,400	264
Scotts Miracle-Gro Co/The, Cl A	1,077	158
Sealed Air Corp	4,000	219
Sherwin-Williams Co/The, Cl A	6,342	1,774
Silgan Holdings Inc	2,230	85
Sonoco Products Co	2,600	155
Southern Copper Corp	2,200	123
Steel Dynamics Inc	5,049	295
United States Steel Corp	7,100	156

SEI Institutional Managed Trust / Annual Report / September 30, 2021	9

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Valvoline Inc	4,900	$153
Vulcan Materials Co	3,439	582
Westlake Chemical Corp	832	76
Westrock Co	6,900	344

		24,231

Real Estate — 3.1%
Alexandria Real Estate Equities Inc ‡	3,989	762
American Campus Communities Inc ‡	3,600	174
American Homes 4 Rent, Cl A ‡	7,300	278
American Tower Corp, Cl A ‡	11,791	3,129
Americold Realty Trust ‡	7,000	203
Apartment Income Corp ‡	4,165	203
AvalonBay Communities Inc ‡	3,628	804
Boston Properties Inc ‡	4,062	440
Brixmor Property Group Inc ‡	7,900	175
Camden Property Trust ‡	2,569	379
CBRE Group Inc, Cl A *	8,800	857
CoreSite Realty Corp ‡	1,100	152
Cousins Properties Inc ‡	3,800	142
Crown Castle International Corp ‡	11,221	1,945
CubeSmart ‡	5,300	257
CyrusOne Inc ‡	3,254	252
Digital Realty Trust Inc, Cl A ‡	7,337	1,060
Douglas Emmett Inc ‡	4,300	136
Duke Realty Corp ‡	9,700	464
EPR Properties, Cl A ‡	1,900	94
Equinix Inc ‡	2,375	1,877
Equity LifeStyle Properties Inc ‡	4,600	359
Equity Residential ‡	9,583	776
Essex Property Trust Inc ‡	1,717	549
Extra Space Storage Inc ‡	3,400	571
Federal Realty Investment Trust ‡	2,046	241
First Industrial Realty Trust Inc ‡	3,400	177
Gaming and Leisure Properties Inc ‡	5,810	269
Healthcare Trust of America Inc, Cl A ‡	5,700	169
Healthpeak Properties Inc ‡	14,270	478
Highwoods Properties Inc ‡	2,778	122
Host Hotels & Resorts Inc *‡	18,602	304
Howard Hughes Corp/The *‡	1,063	93
Hudson Pacific Properties Inc ‡	3,800	100
Invitation Homes Inc ‡	15,000	575
Iron Mountain Inc ‡	7,600	330
JBG SMITH Properties ‡	3,400	101
Jones Lang LaSalle Inc *‡	1,303	323
Kilroy Realty Corp ‡	3,000	199
Kimco Realty Corp ‡	15,505	322
Lamar Advertising Co, Cl A ‡	2,300	261
Life Storage Inc ‡	2,000	230
Medical Properties Trust Inc ‡	15,335	308
Mid-America Apartment Communities Inc ‡	3,000	560
National Retail Properties Inc ‡	4,700	203
Omega Healthcare Investors Inc ‡	6,245	187

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Opendoor Technologies *‡	12,000	$246
Park Hotels & Resorts Inc *‡	6,000	115
Prologis Inc ‡	19,220	2,411
Public Storage ‡	3,910	1,162
Rayonier Inc ‡	3,700	132
Realty Income Corp ‡	10,181	660
Regency Centers Corp ‡	4,500	303
Rexford Industrial Realty Inc ‡	3,700	210
SBA Communications Corp, Cl A ‡	2,837	938
Simon Property Group Inc ‡	8,535	1,109
SL Green Realty ‡	1,832	130
Spirit Realty Capital Inc ‡	3,078	142
STORE Capital Corp ‡	6,500	208
Sun Communities Inc ‡	2,983	552
UDR Inc ‡	7,800	413
Ventas Inc ‡	10,190	563
VEREIT Inc ‡	6,040	273
VICI Properties Inc ‡	15,594	443
Vornado Realty Trust ‡	4,600	193
Welltower Inc ‡	11,000	906
Weyerhaeuser Co ‡	19,497	694
WP Carey Inc ‡	4,790	350

		33,743

Utilities — 2.3%
AES Corp/The	17,400	397
Alliant Energy Corp	6,621	371
Ameren Corp	6,725	545
American Electric Power Co Inc	13,029	1,058
American Water Works Co Inc	4,727	799
Atmos Energy Corp	3,466	306
Avangrid Inc	1,600	78
Brookfield Renewable, Cl A	3,400	132
CenterPoint Energy Inc	15,455	380
CMS Energy Corp	7,610	455
Consolidated Edison Inc	9,179	666
Dominion Energy Inc	21,002	1,534
DTE Energy Co	5,013	560
Duke Energy Corp	20,052	1,957
Edison International	9,749	541
Entergy Corp	5,289	525
Essential Utilities Inc	6,000	277
Evergy Inc	6,017	374
Eversource Energy	8,898	728
Exelon Corp	25,439	1,230
FirstEnergy Corp	14,300	509
Hawaiian Electric Industries Inc	2,800	114
IDACORP Inc, Cl A	1,300	134
MDU Resources Group Inc	5,300	157
National Fuel Gas Co	2,400	126
NextEra Energy Inc	51,235	4,023
NiSource Inc	10,300	250
NRG Energy Inc	6,400	261

10	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
OGE Energy Corp	5,200	$171
PG&E Corp *	39,606	380
Pinnacle West Capital Corp	3,000	217
PPL Corp	20,303	566
Public Service Enterprise Group Inc	13,280	809
Sempra Energy	8,314	1,052
Southern Co/The	27,662	1,714
UGI Corp	5,430	231
Vistra Corp	12,469	213
WEC Energy Group Inc	8,184	722
Xcel Energy Inc	13,990	874

		25,436

Total Common Stock (Cost $749,173) ($ Thousands)		1,076,294

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.010% **†(C)	544,829	$545

Total Affiliated Partnership (Cost $545) ($ Thousands)		545

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	12,691,248	12,691

Total Cash Equivalent (Cost $12,691) ($ Thousands)		12,691

Total Investments in Securities — 99.9% (Cost $762,409) ($ Thousands)		$1,089,530

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	61	Dec-2021	$13,635	$13,108	$(527)
S&P Mid Cap 400 Index E-MINI	4	Dec-2021	1,082	1,053	(29)

			$14,717	$14,161	$(556)

Percentages are based on Net Assets of $1,090,118 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $527 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $2,195 ($ Thousands), or 0.2% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $545 ($ Thousands).

Cl	— Class

L.P.	— Limited Partnership

Ltd.	— Limited

PLC	— Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value

($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,076,294	–	–	1,076,294
Affiliated Partnership	–	545	–	545
Cash Equivalent	12,691	–	–	12,691

Total Investments in Securities	1,088,985	545	–	1,089,530

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts* Unrealized Depreciation	(556)	–	–	(556)

Total Other Financial Instruments	(556)	–	–	(556)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	11

SCHEDULE OF INVESTMENTS

September 30, 2021

Large Cap Index Fund  (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Investment Co	$ 127	$ 23	$ —	$ —	$22	$ 172	2,900	$ 2	$ —
SEI Liquidity Fund, L.P.	924	5,868	(6,247)	—	—	545	544,829	14	—
SEI Daily Income Trust, Government Fund, Cl F	14,553	180,721	(182,583)	—	—	12,691	12,691,248	1	—

Totals	$15,604	$186,612	$(188,830)	$ —	$22	$13,408		$17	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.3%

Communication Services — 5.9%
Alphabet Inc, Cl A *	26,214	$70,084
Alphabet Inc, Cl C *	22,848	60,897
AT&T Inc	426,297	11,514
BCE Inc	440,518	22,052
Charter Communications Inc, Cl A *	14,857	10,809
Comcast Corp, Cl A	121,805	6,812
Electronic Arts Inc	48,975	6,967
Facebook Inc, Cl A *	135,757	46,075
Lumen Technologies Inc	162,240	2,010
Omnicom Group Inc	97,998	7,101
TEGNA Inc	153,973	3,036
Verizon Communications Inc	144,030	7,779
ViacomCBS Inc, Cl B	300,000	11,853
Walt Disney Co/The *	22,000	3,722

		270,711

Consumer Discretionary — 11.7%
Amazon.com Inc, Cl A *	18,448	60,603
AutoZone Inc *	16,513	28,039
Bath & Body Works Inc	16,235	1,023
Best Buy Co Inc	186,465	19,711
Booking Holdings Inc *	2,537	6,022
BorgWarner Inc	196,841	8,505
Brinker International Inc *	141,821	6,956
Carnival Corp *	357,842	8,950
Darden Restaurants Inc	3,127	474
Dick’s Sporting Goods Inc (A)	133,982	16,047
Dollar General Corp	222,711	47,246
Domino’s Pizza Inc	16,892	8,057
DR Horton Inc	16,198	1,360
eBay Inc	127,055	8,852
Foot Locker Inc, Cl A	65,687	2,999
General Motors Co *	18,308	965
Genuine Parts Co	98,621	11,956
Goodyear Tire & Rubber Co/The *	406,438	7,194
Harley-Davidson Inc, Cl A	88,020	3,222
Home Depot Inc/The	28,380	9,316
Lear Corp	89,362	13,983
Lowe’s Cos Inc	328,236	66,586
Magna International Inc, Cl A	19,822	1,491
NIKE Inc, Cl B	357,743	51,955
O’Reilly Automotive Inc *	1,906	1,165
PulteGroup Inc	251,522	11,550
Ross Stores Inc	218,925	23,830
Royal Caribbean Cruises Ltd *	71,822	6,389
Starbucks Corp	68,046	7,506
Target Corp, Cl A	185,748	42,494
TJX Cos Inc/The	374,562	24,714
TopBuild Corp *	51,115	10,469
Victoria’s Secret *	5,411	299
Whirlpool Corp	59,551	12,140

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yum China Holdings Inc	37,114	$2,157

		534,225

Consumer Staples — 8.3%
Altria Group Inc	561,690	25,568
Archer-Daniels-Midland Co	50,878	3,053
Coca-Cola Co/The	123,765	6,494
Colgate-Palmolive Co	12,351	933
Conagra Brands Inc	419,115	14,195
Constellation Brands Inc, Cl A	10,975	2,312
Costco Wholesale Corp	20,685	9,295
Diageo PLC ADR	73,341	14,155
Estee Lauder Cos Inc/The, Cl A	35,000	10,497
Hershey Co/The	26,426	4,473
Ingredion Inc	43,398	3,863
J M Smucker Co/The	115,422	13,854
Kimberly-Clark Corp	101,362	13,424
Kraft Heinz Co/The	115,076	4,237
Kroger Co/The	924,655	37,384
Lamb Weston Holdings Inc	16,377	1,005
Molson Coors Beverage Co, Cl B	248,427	11,522
Mondelez International Inc, Cl A	24,475	1,424
Monster Beverage Corp *	55,061	4,891
PepsiCo Inc	208,587	31,374
Philip Morris International Inc	469,703	44,523
Procter & Gamble Co/The	233,806	32,686
Sysco Corp, Cl A	34,252	2,689
Tyson Foods Inc, Cl A	253,116	19,981
Unilever PLC ADR	731,480	39,661
Walgreens Boots Alliance Inc	303,967	14,302
Walmart Inc	79,528	11,085

		378,880

Energy — 2.5%
BP PLC ADR	82,387	2,252
Canadian Natural Resources Ltd	293,668	10,731
Chevron Corp	212,408	21,549
ConocoPhillips	223,162	15,124
Devon Energy Corp	743,505	26,402
Exxon Mobil Corp	129,439	7,613
HollyFrontier Corp	40,846	1,353
Marathon Petroleum Corp	154,884	9,573
Phillips 66	109,951	7,700
Valero Energy Corp	173,346	12,233

		114,530

Financials — 17.7%
Aflac Inc	136,144	7,097
Allstate Corp/The	59,438	7,567
American Financial Group Inc/OH	11,100	1,397
Ameriprise Financial Inc	82,444	21,775
Assurant Inc	36,000	5,679
Assured Guaranty Ltd	31,872	1,492
Bank of America Corp	1,550,747	65,829

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	93,247	$25,451
Capital One Financial Corp	43,778	7,091
Charles Schwab Corp/The	172,552	12,569
Chubb Ltd	5,473	950
CIT Group Inc	20,961	1,089
Citigroup Inc	339,061	23,795
Citizens Financial Group Inc	326,590	15,343
CME Group Inc	77,815	15,048
Comerica Inc	143,247	11,531
Discover Financial Services	126,480	15,538
Everest Re Group Ltd	38,172	9,573
FactSet Research Systems Inc	11,209	4,425
Fifth Third Bancorp	589,594	25,022
First Hawaiian Inc	217,387	6,380
First Republic Bank/CA	78,000	15,045
Goldman Sachs Group Inc/The	21,644	8,182
Hartford Financial Services Group Inc/The	66,936	4,702
Intercontinental Exchange Inc	58,438	6,710
JPMorgan Chase & Co	474,451	77,663
KeyCorp	778,006	16,821
KKR & Co Inc	193,080	11,755
Lincoln National Corp	232,070	15,955
Markel Corp *	2,125	2,540
Marsh & McLennan Cos Inc	138,328	20,947
Moody’s Corp	263,689	93,639
Morgan Stanley	311,935	30,354
MSCI Inc, Cl A	91,938	55,930
Navient Corp	263,511	5,199
PNC Financial Services Group Inc/The	46,966	9,189
Popular Inc	125,661	9,760
Progressive Corp/The	44,272	4,002
Prudential Financial Inc	17,700	1,862
Regions Financial Corp	599,114	12,767
S&P Global Inc	18,482	7,853
SLM Corp	230,135	4,050
State Street Corp	59,446	5,036
T Rowe Price Group Inc	24,474	4,814
Travelers Cos Inc/The	119,703	18,196
Truist Financial Corp	178,724	10,482
US Bancorp	573,724	34,102
Voya Financial Inc	156,840	9,628
Wells Fargo & Co	92,870	4,310
Zions Bancorp NA	374,800	23,196

		809,330

Health Care — 14.6%
Abbott Laboratories	84,496	9,981
AbbVie Inc	92,048	9,929
AmerisourceBergen Corp, Cl A	137,635	16,440
Amgen Inc, Cl A	145,948	31,036
Anthem Inc	10,844	4,043
AstraZeneca PLC ADR	122,916	7,382
Baxter International Inc	63,282	5,090

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Becton Dickinson and Co	113,758	$27,964
Biogen Inc *	35,657	10,091
Bristol-Myers Squibb Co	212,508	12,574
Cardinal Health Inc	72,515	3,587
Centene Corp *	30,902	1,925
Cigna Corp	27,340	5,472
CVS Health Corp	379,134	32,173
DaVita Inc *	31,137	3,620
Edwards Lifesciences Corp, Cl A *	61,914	7,009
Eli Lilly & Co	110,545	25,541
Gilead Sciences Inc	120,443	8,413
HCA Healthcare Inc	109,165	26,497
Horizon Therapeutics PLC *	73,523	8,054
Humana Inc	22,738	8,848
IDEXX Laboratories Inc *	41,683	25,923
Intuitive Surgical Inc *	7,669	7,624
Jazz Pharmaceuticals PLC *	6,090	793
Johnson & Johnson	633,113	102,248
McKesson Corp	12,923	2,577
Medtronic PLC	127,025	15,923
Merck & Co Inc	605,640	45,490
Mettler-Toledo International Inc *	28,371	39,077
Novartis AG ADR	180,437	14,756
Novo Nordisk A/S ADR	86,039	8,261
Organon & Co	60,564	1,986
Pfizer Inc	815,680	35,082
Teleflex Inc	36,000	13,556
United Therapeutics Corp *	38,304	7,070
UnitedHealth Group Inc	167,008	65,257
Veeva Systems Inc, Cl A *	18,537	5,342
Vertex Pharmaceuticals Inc *	4,067	738
Viatris Inc, Cl W *	87,616	1,187
Zoetis Inc, Cl A	63,768	12,380

		670,939

Industrials — 9.3%
3M Co	131,281	23,029
A O Smith Corp	43,114	2,633
AerCap Holdings NV *	16,897	977
AGCO Corp	52,600	6,445
Allison Transmission Holdings Inc	165,253	5,837
Carlisle Cos Inc	6,137	1,220
Carrier Global Corp	357,041	18,480
Caterpillar Inc, Cl A	32,511	6,241
Chart Industries Inc *	52,661	10,064
Cummins Inc	8,214	1,845
Deere & Co	27,326	9,156
Delta Air Lines Inc, Cl A *	128,832	5,489
Eaton Corp PLC	72,365	10,805
FedEx Corp	22,692	4,976
Fortive Corp	96,601	6,817
Graco Inc	542,313	37,946
Honeywell International Inc	61,532	13,062

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Huntington Ingalls Industries Inc, Cl A	41,706	$8,052
Illinois Tool Works Inc	47,481	9,811
Johnson Controls International PLC	494,338	33,654
L3Harris Technologies Inc	25,220	5,554
Lockheed Martin Corp	15,688	5,414
ManpowerGroup Inc	18,167	1,967
Middleby Corp/The *	100,000	17,051
Northrop Grumman Corp	16,563	5,965
Oshkosh Corp	61,954	6,342
Otis Worldwide Corp	149,373	12,290
PACCAR Inc	43,000	3,394
Raytheon Technologies Corp	247,761	21,298
Robert Half International Inc	25,692	2,578
Roper Technologies Inc	56,426	25,173
Ryder System Inc	13,566	1,122
Siemens AG ADR	311,780	25,610
Southwest Airlines Co, Cl A *	86,460	4,447
SPX Corp *	148,826	7,955
Stanley Black & Decker Inc	20,000	3,506
Textron Inc	190,528	13,301
Timken Co/The	112,333	7,349
TransDigm Group Inc *	3,103	1,938
United Parcel Service Inc, Cl B	41,427	7,544
Waste Management Inc	18,232	2,723
WW Grainger Inc	64,211	25,239

		424,299

Information Technology — 21.0%
Adobe Inc *	132,912	76,520
Amphenol Corp, Cl A	104,624	7,662
Analog Devices Inc	99,044	16,588
Apple Inc	932,824	131,995
Applied Materials Inc	148,944	19,174
Arista Networks Inc *	26,270	9,027
ASML Holding NV, Cl G	12,522	9,330
Broadcom Inc	17,131	8,307
Cadence Design Systems Inc *	25,000	3,786
Cisco Systems Inc/Delaware	498,298	27,122
Citrix Systems Inc	44,716	4,801
Cognizant Technology Solutions Corp, Cl A	8,912	661
Corning Inc, Cl B	234,159	8,544
Crowdstrike Holdings Inc, Cl A *	16,348	4,018
Dropbox Inc, Cl A *	83,470	2,439
F5 Networks Inc, Cl A *	53,596	10,654
Hewlett Packard Enterprise Co	307,307	4,379
HP Inc	480,394	13,144
Intel Corp	571,741	30,462
International Business Machines Corp	6,932	963
Intuit Inc	156,005	84,166
Juniper Networks Inc	7,046	194
Keysight Technologies Inc *	96,705	15,888
Lam Research Corp	10,701	6,090
Marvell Technology	208,440	12,571

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mastercard Inc, Cl A	175,853	$61,141
Microchip Technology Inc	289,399	44,420
Micron Technology Inc	156,515	11,109
Microsoft Corp	486,353	137,113
Motorola Solutions Inc	22,111	5,137
NetApp Inc	45,929	4,123
Oracle Corp, Cl B	512,747	44,676
Qorvo Inc *	23,736	3,968
QUALCOMM Inc	67,431	8,697
salesforce.com Inc *	15,984	4,335
SAP SE ADR (A)	30,111	4,066
Seagate Technology Holdings PLC	112,151	9,255
ServiceNow Inc *	12,689	7,896
Texas Instruments Inc	44,297	8,514
VeriSign Inc *	91,384	18,735
Visa Inc, Cl A	275,684	61,409
Vishay Intertechnology Inc	240,771	4,837
Vontier	117,948	3,963
Western Digital Corp *	33,750	1,905
Xerox Holdings Corp	253,986	5,123
Zendesk Inc *	29,165	3,394

		962,301

Materials — 5.1%
Air Products and Chemicals Inc	26,733	6,847
Cabot Corp	119,095	5,969
Celanese Corp, Cl A	28,298	4,263
Corteva Inc	64,004	2,693
Domtar Corp *	35,648	1,944
Dow Inc	247,495	14,246
DuPont de Nemours Inc	43,599	2,964
Eastman Chemical Co	165,233	16,646
Ecolab Inc	83,739	17,470
Freeport-McMoRan Inc, Cl B	92,059	2,995
Huntsman Corp	531,983	15,741
Ingevity Corp *	14,131	1,008
International Paper Co	135,045	7,552
Linde PLC	123,959	36,367
LyondellBasell Industries NV, Cl A	74,826	7,022
Newmont Corp	98,126	5,328
O-I Glass Inc, Cl I *	451,358	6,441
Reliance Steel & Aluminum Co	18,766	2,673
Sherwin-Williams Co/The, Cl A	199,665	55,852
Steel Dynamics Inc	349,887	20,461
Westrock Co	27,405	1,366

		235,848

Real Estate — 1.9%
American Tower Corp, Cl A ‡	101,757	27,007
Brandywine Realty Trust ‡	24,300	326
CBRE Group Inc, Cl A *	41,173	4,009
Crown Castle International Corp ‡	40,644	7,044
Diversified Healthcare Trust ‡	636,083	2,156

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equinix Inc ‡	1,986	$1,569
Healthpeak Properties Inc ‡	502,660	16,829
Invitation Homes Inc ‡	28,203	1,081
Public Storage ‡	4,106	1,220
SBA Communications Corp, Cl A ‡	25,216	8,336
Service Properties Trust ‡	461,799	5,177
Welltower Inc ‡	146,710	12,089

		86,843

Utilities — 1.3%
Ameren Corp	65,226	5,283
American Electric Power Co Inc	57,553	4,672
Duke Energy Corp	95,212	9,292
Edison International	40,300	2,235
Exelon Corp	235,330	11,376
NextEra Energy Inc	221,528	17,394
PPL Corp	241,001	6,719
UGI Corp	29,973	1,278
Vistra Corp	40,284	689

		58,938

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Total Common Stock (Cost $1,631,426) ($ Thousands)		$4,546,844

AFFILIATED PARTNERSHIP — 0.5%

SEI Liquidity Fund, L.P. 0.010% **†(B)	21,433,602	21,438

Total Affiliated Partnership (Cost $21,438) ($ Thousands)		21,438

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	28,361,037	28,361

Total Cash Equivalent (Cost $28,361) ($ Thousands)		28,361

Total Investments in Securities — 100.4% (Cost $1,681,225) ($ Thousands)		$4,596,643

A list of the open futures contracts held by the Fund at September 30, 2021 is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	96	Dec-2021	$21,005	$20,629	$(376)
S&P Mid Cap 400 Index E-MINI	7	Dec-2021	1,868	1,843	(25)

			$22,873	$22,472	$(401)

Percentages are based on Net Assets of $4,577,367 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $19,994 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $21,438 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

MSCI— Morgan Stanley Capital International

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	4,546,844	–	–	4,546,844
Affiliated Partnership	–	21,438	–	21,438
Cash Equivalent	28,361	–	–	28,361

Total Investments in Securities	4,575,205	21,438	–	4,596,643

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(401)	–	–	(401)

Total Other Financial Instruments	(401)	–	–	(401)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Large Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$48,578	$339,721	$(366,868)	$6	$1	$21,438	21,433,602	$69	$—
SEI Daily Income Trust, Government Fund, Cl F	21,668	538,902	(532,209)	—	—	28,361	28,361,037	3	—

Totals	$70,246	$878,623	$(899,077)	$6	$1	$49,799		$72	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.2%

Communication Services — 11.2%
Activision Blizzard Inc	20,990	$1,624
Alphabet Inc, Cl A *	8,076	21,591
Alphabet Inc, Cl C *	7,558	20,144
AT&T Inc	191,417	5,170
Charter Communications Inc, Cl A *	3,353	2,440
Comcast Corp, Cl A	122,796	6,868
Discovery Inc, Cl A *(A)	4,500	114
Discovery Inc, Cl C *	8,096	197
DISH Network Corp, Cl A *	6,738	293
Electronic Arts Inc	7,678	1,092
Facebook Inc, Cl A *	63,972	21,711
Fox Corp	12,919	506
Interpublic Group of Cos Inc/The	10,601	389
Live Nation Entertainment Inc *	3,600	328
Lumen Technologies Inc	26,970	334
Match Group Inc *	7,400	1,162
Netflix Inc *	11,866	7,242
News Corp, Cl A	10,675	251
News Corp, Cl B	3,400	79
Omnicom Group Inc	5,804	421
Take-Two Interactive Software Inc, Cl A *	3,100	478
T-Mobile US Inc *	15,800	2,019
Twitter Inc *	21,400	1,292
Verizon Communications Inc	111,016	5,996
ViacomCBS Inc, Cl B	16,121	637
Walt Disney Co/The *	48,689	8,237

		110,615

Consumer Discretionary — 12.2%
Advance Auto Parts Inc	1,800	376
Amazon.com Inc, Cl A *	11,683	38,379
Aptiv PLC *	7,321	1,090
AutoZone Inc *	581	986
Bath & Body Works Inc	7,127	449
Best Buy Co Inc	6,054	640
Booking Holdings Inc *	1,101	2,614
BorgWarner Inc	6,500	281
Caesars Entertainment Inc *	5,600	629
CarMax Inc *	4,400	563
Carnival Corp *	21,484	537
Chipotle Mexican Grill Inc, Cl A *	744	1,352
Darden Restaurants Inc	3,518	533
Dollar General Corp	6,381	1,354
Dollar Tree Inc *	6,254	599
Domino’s Pizza Inc	964	460
DR Horton Inc	8,858	744
eBay Inc	17,449	1,216
Etsy Inc *	3,400	707
Expedia Group Inc *	3,755	615
Ford Motor Co *	105,870	1,499
Gap Inc/The	5,731	130

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Garmin Ltd	4,005	$623
General Motors Co *	39,113	2,062
Genuine Parts Co	3,836	465
Hanesbrands Inc	9,300	160
Hasbro Inc	3,496	312
Hilton Worldwide Holdings Inc *	7,500	991
Home Depot Inc/The	28,534	9,367
Las Vegas Sands Corp *	8,900	326
Leggett & Platt Inc	3,559	160
Lennar Corp, Cl A	7,416	695
LKQ Corp *	7,200	362
Lowe’s Cos Inc	18,982	3,851
Marriott International Inc/MD, Cl A *	7,224	1,070
McDonald’s Corp	19,985	4,818
MGM Resorts International	10,700	462
Mohawk Industries Inc *	1,500	266
Newell Brands Inc, Cl B	10,255	227
NIKE Inc, Cl B	34,223	4,970
Norwegian Cruise Line Holdings Ltd *	9,900	264
NVR Inc *	86	412
O’Reilly Automotive Inc *	1,818	1,111
Penn National Gaming Inc *	4,000	290
Pool Corp	1,100	478
PulteGroup Inc	6,899	317
PVH Corp *	1,959	201
Ralph Lauren Corp, Cl A	1,305	145
Ross Stores Inc	9,636	1,049
Royal Caribbean Cruises Ltd *	5,900	525
Starbucks Corp	31,587	3,484
Tapestry Inc	7,519	278
Target Corp, Cl A	13,228	3,026
Tesla Inc *	21,748	16,865
TJX Cos Inc/The	32,286	2,130
Tractor Supply Co	3,080	624
Ulta Beauty Inc *	1,447	522
Under Armour Inc, Cl A *	5,005	101
Under Armour Inc, Cl C *	5,149	90
VF Corp	8,665	580
Whirlpool Corp	1,712	349
Wynn Resorts Ltd *	2,800	237
Yum! Brands Inc	7,970	975

		120,993

Consumer Staples — 5.7%
Altria Group Inc	49,573	2,257
Archer-Daniels-Midland Co	15,075	905
Brown-Forman Corp, Cl B	4,965	333
Campbell Soup Co	5,384	225
Church & Dwight Co Inc	6,600	545
Clorox Co/The	3,342	553
Coca-Cola Co/The	104,149	5,465
Colgate-Palmolive Co	22,695	1,715
Conagra Brands Inc	12,965	439

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Constellation Brands Inc, Cl A	4,507	$950
Costco Wholesale Corp	11,814	5,309
Estee Lauder Cos Inc/The, Cl A	6,243	1,872
General Mills Inc	16,286	974
Hershey Co/The	3,912	662
Hormel Foods Corp	7,708	316
J M Smucker Co/The	2,953	354
Kellogg Co	6,867	439
Kimberly-Clark Corp	9,103	1,206
Kraft Heinz Co/The	17,608	648
Kroger Co/The	18,336	741
Lamb Weston Holdings Inc	4,000	245
McCormick & Co Inc/MD	6,732	546
Molson Coors Beverage Co, Cl B	5,051	234
Mondelez International Inc, Cl A	37,620	2,189
Monster Beverage Corp *	9,954	884
PepsiCo Inc	37,059	5,574
Philip Morris International Inc	41,787	3,961
Procter & Gamble Co/The	65,065	9,096
Sysco Corp, Cl A	13,820	1,085
Tyson Foods Inc, Cl A	7,903	624
Walgreens Boots Alliance Inc	19,357	911
Walmart Inc	38,356	5,346

		56,603

Energy — 2.7%
APA Corp	10,400	223
Baker Hughes Co, Cl A	22,349	553
Chevron Corp	51,978	5,273
ConocoPhillips	36,090	2,446
Coterra Energy Inc	10,713	233
Devon Energy Corp	16,013	569
Diamondback Energy Inc, Cl A	4,600	435
EOG Resources Inc	15,746	1,264
Exxon Mobil Corp	113,546	6,679
Halliburton Co	23,942	518
Hess Corp	7,375	576
Kinder Morgan Inc	52,482	878
Marathon Oil Corp	21,456	293
Marathon Petroleum Corp	17,260	1,067
Occidental Petroleum Corp	22,562	667
ONEOK Inc	12,109	702
Phillips 66	11,860	831
Pioneer Natural Resources Co	6,104	1,016
Schlumberger NV, Cl A	37,700	1,117
Valero Energy Corp	11,021	778
Williams Cos Inc/The	32,969	855

		26,973

Financials — 11.3%
Aflac Inc	16,634	867
Allstate Corp/The	7,959	1,013
American Express Co	17,232	2,887

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American International Group Inc	23,135	$1,270
Ameriprise Financial Inc	3,084	815
Aon PLC, Cl A	6,029	1,723
Arthur J Gallagher & Co	5,549	825
Assurant Inc	1,605	253
Bank of America Corp	198,550	8,428
Bank of New York Mellon Corp/The	21,399	1,109
Berkshire Hathaway Inc, Cl B *	49,677	13,559
BlackRock Inc	3,856	3,234
Brown & Brown Inc	6,300	349
Capital One Financial Corp	11,955	1,936
Cboe Global Markets Inc	2,900	359
Charles Schwab Corp/The	40,336	2,938
Chubb Ltd	11,739	2,037
Cincinnati Financial Corp	3,983	455
Citigroup Inc	54,351	3,814
Citizens Financial Group Inc	11,500	540
CME Group Inc	9,612	1,859
Comerica Inc	3,592	289
Discover Financial Services	8,030	987
Everest Re Group Ltd	1,037	260
Fifth Third Bancorp	18,611	790
First Republic Bank/CA	4,759	918
Franklin Resources Inc	7,250	216
Globe Life Inc	2,539	226
Goldman Sachs Group Inc/The	9,041	3,418
Hartford Financial Services Group Inc/The	9,286	652
Huntington Bancshares Inc/OH	39,714	614
Intercontinental Exchange Inc	15,105	1,734
Invesco Ltd	9,200	222
JPMorgan Chase & Co	80,169	13,123
KeyCorp	25,683	555
Lincoln National Corp	4,798	330
Loews Corp	5,462	295
M&T Bank Corp	3,425	512
MarketAxess Holdings Inc	1,000	421
Marsh & McLennan Cos Inc	13,659	2,069
MetLife Inc	19,639	1,212
Moody’s Corp	4,363	1,549
Morgan Stanley	39,204	3,815
MSCI Inc, Cl A	2,200	1,338
Nasdaq Inc, Cl A	3,100	598
Northern Trust Corp	5,609	605
People’s United Financial Inc	11,400	199
PNC Financial Services Group Inc/The	11,384	2,227
Principal Financial Group Inc,Cl A	6,757	435
Progressive Corp/The	15,785	1,427
Prudential Financial Inc	10,466	1,101
Raymond James Financial Inc	4,859	448
Regions Financial Corp	25,863	551
S&P Global Inc	6,451	2,741
State Street Corp	9,345	792

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SVB Financial Group, Cl B *	1,600	$1,035
Synchrony Financial	14,663	717
T Rowe Price Group Inc	6,093	1,199
Travelers Cos Inc/The	6,756	1,027
Truist Financial Corp	35,896	2,105
US Bancorp	36,323	2,159
W R Berkley Corp	3,800	278
Wells Fargo & Co	110,115	5,110
Willis Towers Watson PLC	3,421	795
Zions Bancorp NA	4,360	270

		111,634

Health Care — 13.2%
Abbott Laboratories	47,499	5,611
AbbVie Inc	47,350	5,108
ABIOMED Inc *	1,200	391
Agilent Technologies Inc	8,115	1,278
Align Technology Inc *	1,978	1,316
AmerisourceBergen Corp, Cl A	3,996	477
Amgen Inc, Cl A	15,222	3,237
Anthem Inc	6,540	2,438
Baxter International Inc	13,535	1,089
Becton Dickinson and Co	7,721	1,898
Biogen Inc *	4,006	1,134
Bio-Rad Laboratories Inc, Cl A *	600	448
Bio-Techne Corp	1,000	485
Boston Scientific Corp *	38,412	1,667
Bristol-Myers Squibb Co	59,597	3,526
Cardinal Health Inc	7,759	384
Catalent Inc *	4,600	612
Centene Corp *	15,708	979
Cerner Corp	7,900	557
Charles River Laboratories International Inc *	1,300	536
Cigna Corp	9,169	1,835
Cooper Cos Inc/The, Cl A	1,357	561
CVS Health Corp	35,376	3,002
Danaher Corp, Cl A	17,007	5,178
DaVita Inc *	1,805	210
DENTSPLY SIRONA Inc	5,909	343
Dexcom Inc *	2,548	1,393
Edwards Lifesciences Corp, Cl A *	16,749	1,896
Eli Lilly & Co	21,263	4,913
Gilead Sciences Inc	33,684	2,353
HCA Healthcare Inc	6,605	1,603
Henry Schein Inc *	3,800	289
Hologic Inc *	6,900	509
Humana Inc	3,414	1,329
IDEXX Laboratories Inc *	2,268	1,410
Illumina Inc *	3,896	1,580
Incyte Corp *	5,100	351
Intuitive Surgical Inc *	3,189	3,170
IQVIA Holdings Inc *	5,100	1,222

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson & Johnson	70,618	$11,405
Laboratory Corp of America Holdings *	2,563	721
McKesson Corp	4,190	835
Medtronic PLC	36,072	4,522
Merck & Co Inc	67,876	5,098
Mettler-Toledo International Inc *	610	840
Moderna Inc *	9,400	3,618
Organon & Co	6,917	227
PerkinElmer Inc	3,040	527
Pfizer Inc	150,356	6,467
Quest Diagnostics Inc	3,324	483
Regeneron Pharmaceuticals Inc *	2,771	1,677
ResMed Inc	3,855	1,016
STERIS PLC	2,589	529
Stryker Corp	9,025	2,380
Teleflex Inc	1,273	479
Thermo Fisher Scientific Inc	10,553	6,029
UnitedHealth Group Inc	25,313	9,891
Universal Health Services Inc, Cl B	2,100	291
Vertex Pharmaceuticals Inc *	6,981	1,266
Viatris Inc, Cl W *	32,757	444
Waters Corp *	1,647	588
West Pharmaceutical Services Inc	2,000	849
Zimmer Biomet Holdings Inc	5,622	823
Zoetis Inc, Cl A	12,746	2,475

		129,798

Industrials — 7.9%
3M Co	15,576	2,732
A O Smith Corp	3,600	220
Alaska Air Group Inc *	3,400	199
Allegion PLC	2,370	313
American Airlines Group Inc *	17,509	359
AMETEK Inc	6,200	769
Boeing Co/The *	14,777	3,250
Carrier Global Corp	23,444	1,214
Caterpillar Inc, Cl A	14,734	2,829
CH Robinson Worldwide Inc	3,605	314
Cintas Corp	2,368	901
Copart Inc *	5,600	777
CSX Corp	60,756	1,807
Cummins Inc	3,898	875
Deere & Co	7,642	2,561
Delta Air Lines Inc, Cl A *	17,213	733
Dover Corp	3,837	597
Eaton Corp PLC	10,708	1,599
Emerson Electric Co	16,115	1,518
Equifax Inc	3,230	819
Expeditors International of Washington Inc	4,561	543
Fastenal Co, Cl A	15,518	801
FedEx Corp	6,565	1,440
Fortive Corp	9,687	684
Fortune Brands Home & Security Inc	3,700	331

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Generac Holdings Inc *	1,700	$695
General Dynamics Corp	6,159	1,207
General Electric Co	29,388	3,028
Honeywell International Inc	18,477	3,922
Howmet Aerospace Inc	10,578	330
Huntington Ingalls Industries Inc, Cl A	1,098	212
IDEX Corp	2,000	414
IHS Markit Ltd	10,700	1,248
Illinois Tool Works Inc	7,665	1,584
Ingersoll Rand Inc *	10,533	531
Jacobs Engineering Group Inc	3,504	464
JB Hunt Transport Services Inc	2,251	376
Johnson Controls International PLC	19,199	1,307
Kansas City Southern	2,457	665
L3Harris Technologies Inc	5,409	1,191
Leidos Holdings Inc	3,600	346
Lockheed Martin Corp	6,576	2,269
Masco Corp	6,584	366
Nielsen Holdings PLC	9,700	186
Norfolk Southern Corp	6,630	1,586
Northrop Grumman Corp	3,987	1,436
Old Dominion Freight Line Inc, Cl A	2,500	715
Otis Worldwide Corp	11,522	948
PACCAR Inc	9,367	739
Parker-Hannifin Corp, Cl A	3,471	971
Pentair PLC	4,466	324
Quanta Services Inc	3,800	433
Raytheon Technologies Corp	40,451	3,477
Republic Services Inc	5,683	682
Robert Half International Inc	3,032	304
Rockwell Automation Inc	3,130	920
Rollins Inc	5,900	208
Roper Technologies Inc	2,865	1,278
Snap-on Inc	1,453	304
Southwest Airlines Co, Cl A *	15,962	821
Stanley Black & Decker Inc	4,322	758
Textron Inc	6,107	426
Trane Technologies PLC	6,404	1,106
TransDigm Group Inc *	1,400	874
Union Pacific Corp	17,474	3,425
United Airlines Holdings Inc *	8,700	414
United Parcel Service Inc, Cl B	19,472	3,546
United Rentals Inc *	1,956	686
Verisk Analytics Inc, Cl A	4,289	859
Waste Management Inc	10,428	1,558
Westinghouse Air Brake Technologies Corp	4,790	413
WW Grainger Inc	1,190	468
Xylem Inc/NY	4,800	594

		78,799

Information Technology — 27.4%
Accenture PLC, Cl A	17,038	5,451
Adobe Inc *	12,815	7,378

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Advanced Micro Devices Inc *	32,600	$3,355
Akamai Technologies Inc *	4,404	461
Amphenol Corp, Cl A	16,118	1,180
Analog Devices Inc	14,470	2,423
ANSYS Inc *	2,355	802
Apple Inc	421,267	59,609
Applied Materials Inc	24,550	3,160
Arista Networks Inc *	1,500	515
Autodesk Inc, Cl A *	5,866	1,673
Automatic Data Processing Inc	11,315	2,262
Broadcom Inc	10,971	5,320
Broadridge Financial Solutions Inc	3,144	524
Cadence Design Systems Inc *	7,400	1,121
CDW Corp/DE	3,700	674
Ceridian HCM Holding Inc *	3,600	405
Cisco Systems Inc/Delaware	112,961	6,149
Citrix Systems Inc	3,342	359
Cognizant Technology Solutions Corp, Cl A	14,205	1,054
Corning Inc, Cl B	20,908	763
DXC Technology Co *	6,830	230
Enphase Energy Inc *	3,600	540
F5 Networks Inc, Cl A *	1,628	324
Fidelity National Information Services Inc, Cl B	16,565	2,016
Fiserv Inc, Cl A *	16,020	1,738
FleetCor Technologies Inc *	2,169	567
Fortinet Inc *	3,612	1,055
Gartner Inc *	2,200	669
Global Payments Inc	7,927	1,249
Hewlett Packard Enterprise Co	35,391	504
HP Inc	32,391	886
Intel Corp	108,997	5,807
International Business Machines Corp	24,048	3,341
Intuit Inc	7,343	3,962
IPG Photonics Corp *	1,000	158
Jack Henry & Associates Inc	2,000	328
Juniper Networks Inc	9,000	248
Keysight Technologies Inc *	5,000	821
KLA Corp	4,077	1,364
Lam Research Corp	3,864	2,199
Mastercard Inc, Cl A	23,336	8,113
Microchip Technology Inc	7,404	1,136
Micron Technology Inc	30,269	2,149
Microsoft Corp	201,582	56,830
Monolithic Power Systems Inc	1,200	582
Motorola Solutions Inc	4,489	1,043
NetApp Inc	5,985	537
NortonLifeLock Inc	15,647	396
NVIDIA Corp	66,872	13,853
NXP Semiconductors NV	7,148	1,400
Oracle Corp, Cl B	44,208	3,852
Paychex Inc	8,669	975

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Paycom Software Inc *	1,259	$624
PayPal Holdings Inc *	31,549	8,209
PTC Inc *	2,800	335
Qorvo Inc *	3,000	502
QUALCOMM Inc	30,254	3,902
salesforce.com Inc *	26,021	7,057
Seagate Technology Holdings PLC	5,400	446
ServiceNow Inc *	5,300	3,298
Skyworks Solutions Inc	4,453	734
Synopsys Inc *	4,107	1,230
TE Connectivity Ltd	8,809	1,209
Teledyne Technologies Inc *	1,251	537
Teradyne Inc	4,500	491
Texas Instruments Inc	24,803	4,767
Trimble Inc *	6,800	559
Tyler Technologies Inc *	1,100	505
VeriSign Inc *	2,600	533
Visa Inc, Cl A	45,245	10,078
Western Digital Corp *	8,274	467
Western Union Co/The	10,934	221
Xilinx Inc *	6,653	1,005
Zebra Technologies Corp, Cl A *	1,454	749

		270,968

Materials — 2.5%
Air Products and Chemicals Inc	5,966	1,528
Albemarle Corp	3,100	679
Amcor PLC	41,732	484
Avery Dennison Corp	2,215	459
Ball Corp	8,872	798
Celanese Corp, Cl A	3,052	460
CF Industries Holdings Inc	5,850	327
Corteva Inc	19,673	828
Dow Inc	20,106	1,157
DuPont de Nemours Inc	14,099	959
Eastman Chemical Co	3,720	375
Ecolab Inc	6,675	1,393
FMC Corp	3,500	320
Freeport-McMoRan Inc, Cl B	39,509	1,285
International Flavors & Fragrances Inc	6,673	892
International Paper Co	10,574	591
Linde PLC	13,857	4,065
LyondellBasell Industries NV, Cl A	6,974	655
Martin Marietta Materials Inc, Cl A	1,619	553
Mosaic Co/The	9,309	332
Newmont Corp	21,625	1,174
Nucor Corp	7,895	778
Packaging Corp of America	2,600	357
PPG Industries Inc	6,342	907
Sealed Air Corp	4,128	226
Sherwin-Williams Co/The, Cl A	6,485	1,814
Vulcan Materials Co	3,549	600

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westrock Co	7,184	$358

		24,354

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	3,700	707
American Tower Corp, Cl A ‡	12,195	3,237
AvalonBay Communities Inc ‡	3,772	836
Boston Properties Inc ‡	3,800	412
CBRE Group Inc, Cl A *	9,009	877
Crown Castle International Corp ‡	11,561	2,004
Digital Realty Trust Inc, Cl A ‡	7,569	1,093
Duke Realty Corp ‡	10,200	488
Equinix Inc ‡	2,407	1,902
Equity Residential ‡	9,244	748
Essex Property Trust Inc ‡	1,756	561
Extra Space Storage Inc ‡	3,645	612
Federal Realty Investment Trust ‡	1,900	224
Healthpeak Properties Inc ‡	14,600	489
Host Hotels & Resorts Inc *‡	19,174	313
Iron Mountain Inc ‡	7,838	341
Kimco Realty Corp ‡	16,313	339
Mid-America Apartment Communities Inc ‡	3,100	579
Prologis Inc ‡	19,820	2,486
Public Storage ‡	4,066	1,208
Realty Income Corp ‡	10,100	655
Regency Centers Corp ‡	4,099	276
SBA Communications Corp, Cl A ‡	2,949	975
Simon Property Group Inc ‡	8,806	1,145
UDR Inc ‡	7,500	397
Ventas Inc ‡	10,132	559
Vornado Realty Trust ‡	4,177	176
Welltower Inc ‡	11,300	931
Weyerhaeuser Co ‡	20,161	717

		25,287

Utilities — 2.5%
AES Corp/The	18,090	413
Alliant Energy Corp	6,800	381
Ameren Corp	6,853	555
American Electric Power Co Inc	13,515	1,097
American Water Works Co Inc	4,900	828
Atmos Energy Corp	3,500	309
CenterPoint Energy Inc	15,785	388
CMS Energy Corp	7,801	466
Consolidated Edison Inc	9,233	670
Dominion Energy Inc	21,768	1,589
DTE Energy Co	5,245	586
Duke Energy Corp	20,716	2,022
Edison International	10,257	569
Entergy Corp	5,426	539
Evergy Inc	6,199	386
Eversource Energy	9,235	755
Exelon Corp	26,455	1,279

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FirstEnergy Corp	14,623	$521
NextEra Energy Inc	52,580	4,129
NiSource Inc	10,444	253
NRG Energy Inc	6,613	270
Pinnacle West Capital Corp	3,049	221
PPL Corp	20,671	576
Public Service Enterprise Group Inc	13,630	830
Sempra Energy	8,445	1,068
Southern Co/The	28,335	1,756
WEC Energy Group Inc	8,519	751
Xcel Energy Inc	14,536	908

		24,115

Total Common Stock (Cost $261,795) ($ Thousands)		980,139

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP —0.1%

SEI Liquidity Fund, L.P. 0.010%**†(B)	103,701	$103

Total Affiliated Partnership (Cost $104) ($ Thousands)		103

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	7,293,650	7,294

Total Cash Equivalent (Cost $7,294) ($ Thousands)		7,294

Total Investments in Securities — 100.0% (Cost $269,193) ($ Thousands)		$987,536

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
S&P 500 Index E-MINI	38	Dec-2021	$8,494	$8,166	$(328)

Percentages are based on Net Assets of $987,987 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $102 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $103 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	980,139	–	–	980,139
Affiliated Partnership	–	103	–	103
Cash Equivalent	7,294	–	–	7,294

Total Investments in Securities	987,433	103	–	987,536

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(328)	–	–	(328)

Total Other Financial Instruments	(328)	–	–	(328)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

S&P 500 Index Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 349	$2,236	$(2,482)	$—	$—	$103	103,701	$3	$—
SEI Daily Income Trust, Government Fund, Cl F	12,428	79,764	(84,898)	—	—	7,294	7,293,650	1	—

Totals	$12,777	$82,000	$(87,380)	$—	$—	$7,397		$4	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 3.8%
Advantage Solutions *	46,552	$403
Anterix Inc *	8,602	522
Boston Omaha Corp, Cl A *	5,738	222
Cable One Inc	995	1,804
Cars.com Inc *	29,100	368
Cinemark Holdings Inc *(A)	276,046	5,303
Cogent Communications Holdings Inc	31,870	2,258
Gannett Co Inc *	109,497	731
Globalstar Inc *(A)	316,157	528
Gogo Inc *	43,654	755
Hemisphere Media Group Inc, Cl A *	18,292	223
iHeartMedia Inc *(A)	27,306	683
Iridium Communications Inc *	16,736	667
Liberty Latin America Ltd, Cl A *	34,460	451
Liberty Latin America Ltd, Cl C *	55,149	724
Lions Gate Entertainment Corp, Cl A *(A)	258,923	3,674
Madison Square Garden Entertainment Corp *	2,135	155
MediaAlpha Inc, Cl A *	7,640	143
Nexstar Media Group Inc, Cl A	13,768	2,092
Ooma Inc *	28,163	524
QuinStreet Inc *	68,381	1,201
TEGNA Inc	77,245	1,523
TrueCar Inc *	8,511	35
WideOpenWest Inc *	63,996	1,258

		26,247

Consumer Discretionary — 16.0%
1-800-Flowers.com Inc, Cl A *	20,950	639
Aaron’s Co Inc/The	65,917	1,815
Abercrombie & Fitch Co, Cl A *	19,330	727
Academy Sports & Outdoors Inc *	26,760	1,071
Advance Auto Parts Inc	8,287	1,731
American Eagle Outfitters Inc (A)	50,638	1,306
American Outdoor Brands Inc *	22,724	558
American Public Education Inc *	40,268	1,031
America’s Car-Mart Inc/TX *	4,228	494
Arko *	26,700	270
AutoNation Inc *	6,009	732
Beazer Homes USA Inc, Cl A *	49,657	857
Biglari Holdings Inc, Cl B *	2,576	443
Bloomin’ Brands Inc *	120,010	3,000
Bluegreen Vacations Holding, Cl A *	15,208	392
Boot Barn Holdings Inc *	18,064	1,605
Brinker International Inc *	47,555	2,333
Brunswick Corp/DE	22,505	2,144
Buckle Inc/The	15,100	598
Caleres Inc	7,290	162
Callaway Golf Co *	17,454	482
CarParts.com Inc *	17,618	275
Carriage Services Inc	28,459	1,269

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carter’s Inc	22,815	$2,219
Cato Corp/The, Cl A	31,500	521
Century Casinos *	24,972	336
Century Communities Inc	11,542	709
Churchill Downs Inc	9,009	2,163
Chuy’s Holdings Inc *	14,373	453
Citi Trends Inc *	3,150	230
Conn’s Inc *	21,234	485
Container Store Group Inc/The *	48,430	461
Cooper-Standard Holdings Inc *	48,937	1,072
Crocs Inc *	13,405	1,923
Dave & Buster’s Entertainment Inc *	13,597	521
Del Taco Restaurants Inc	26,580	232
Dick’s Sporting Goods Inc	5,002	599
Domino’s Pizza Inc	3,599	1,717
Dorman Products Inc *	8,871	840
El Pollo Loco Holdings Inc *	61,850	1,045
Ethan Allen Interiors Inc	46,720	1,107
Everi Holdings Inc *	58,404	1,412
Fiesta Restaurant Group Inc *	28,162	309
Genesco Inc *	3,040	176
Gentherm Inc *	6,500	526
Golden Entertainment Inc *	17,727	870
Goodyear Tire & Rubber Co/The *	62,012	1,098
Green Brick Partners Inc *	51,829	1,064
Group 1 Automotive Inc	3,441	646
Hamilton Beach Brands Holding Co, Cl A	19,181	301
Haverty Furniture Cos Inc	34,149	1,151
Hibbett Sports Inc	7,313	517
Hooker Furniture Corp	35,511	958
Houghton Mifflin Harcourt Co *	51,500	692
Johnson Outdoors Inc, Cl A	4,481	474
KB Home	41,955	1,633
Kontoor Brands Inc	14,575	728
Lazydays Holdings *	8,772	187
Lifetime Brands Inc	15,275	278
Lovesac Co/The *	8,580	567
Lumber Liquidators Holdings Inc *	30,982	579
Macy’s Inc	67,875	1,534
Marine Products Corp	12,986	162
MarineMax Inc *	6,130	297
MasterCraft Boat Holdings Inc *	30,100	755
Modine Manufacturing Co *	295,036	3,343
Monarch Casino & Resort Inc *	24,137	1,617
Monro Inc	29,275	1,684
Motorcar Parts of America *	8,770	171
Movado Group Inc	25,170	793
Murphy USA Inc	17,408	2,912
National Vision Holdings *	13,893	789
Noodles & Co, Cl A *	21,205	250
OneWater Marine, Cl A *	17,764	714
Oxford Industries Inc, Cl A	14,794	1,334

SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Papa John’s International Inc, Cl A	13,142	$1,669
Penske Automotive Group Inc, Cl A	7,100	714
Pool Corp	3,444	1,496
Red Rock Resorts Inc, Cl A *	13,345	684
Revolve Group Inc, Cl A *	10,989	679
Rocky Brands Inc	13,872	660
Scientific Games Corp, Cl A *	19,786	1,644
SeaWorld Entertainment Inc *	15,391	851
Shoe Carnival Inc	31,818	1,032
Shutterstock Inc	30,905	3,502
Signet Jewelers Ltd	20,663	1,632
Skechers USA Inc, Cl A *	12,702	535
Skyline Champion Corp *	31,467	1,890
Sonos Inc *	20,939	678
Sportsman’s Warehouse Holdings Inc *	27,159	478
Steven Madden Ltd	38,333	1,539
Superior Group of Cos Inc	11,757	274
Taylor Morrison Home Corp, Cl A *	64,257	1,657
Tempur Sealy International Inc	15,994	742
Tenneco Inc, Cl A *	35,180	502
Texas Roadhouse Inc, Cl A	7,006	640
Tilly’s Inc, Cl A *	75,119	1,052
Tractor Supply Co	7,828	1,586
Unifi Inc *	82,354	1,806
Urban Outfitters Inc *	52,756	1,566
Vera Bradley Inc *	301,655	2,839
Vista Outdoor Inc *	35,477	1,430
VOXX International Corp, Cl A *	20,747	238
Wingstop Inc, Cl A	7,170	1,175
Winmark Corp	4,622	994
XPEL Inc *	9,708	736
YETI Holdings Inc *	8,042	689
Zumiez Inc *	13,532	538

		109,235

Consumer Staples — 3.5%
Beauty Health *	30,824	801
BJ’s Wholesale Club Holdings Inc *	16,200	890
Cal-Maine Foods Inc	13,444	486
Casey’s General Stores Inc	7,743	1,459
Celsius Holdings Inc *	10,534	949
Central Garden & Pet Co, Cl A *	16,340	784
elf Beauty Inc *	22,515	654
Energizer Holdings Inc	26,740	1,044
Hain Celestial Group Inc/The *	12,133	519
Hostess Brands Inc, Cl A *	132,164	2,296
Ingles Markets Inc, Cl A	10,360	684
Ingredion Inc	18,619	1,657
Inter Parfums Inc	10,739	803
Lamb Weston Holdings Inc	17,575	1,079
Medifast Inc	3,120	601
MGP Ingredients Inc	15,809	1,029
Natural Grocers by Vitamin Cottage Inc	44,332	497

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Performance Food Group Co *	12,000	$558
Sanderson Farms Inc	2,127	400
Seneca Foods Corp, Cl A *	18,572	896
Spectrum Brands Holdings Inc	10,250	981
Tootsie Roll Industries Inc	20,797	633
TreeHouse Foods Inc *	38,642	1,541
Turning Point Brands Inc	22,447	1,072
Veru Inc *	26,022	222
Village Super Market Inc, Cl A	18,788	407
Weis Markets Inc	11,080	582

		23,524

Energy — 4.8%
Aspen Aerogels Inc *	14,500	667
Berry Corp	29,385	212
Bonanza Creek Energy Inc	7,391	354
Cactus Inc, Cl A	36,159	1,364
California Resources *	19,865	814
ChampionX Corp *	34,564	773
Cimarex Energy Co	45,243	3,945
Comstock Resources *	71,410	739
Coterra Energy Inc	76,525	1,665
Delek US Holdings Inc *	266,128	4,782
Denbury *	7,743	544
Diamondback Energy Inc, Cl A	21,733	2,057
Dorian LPG Ltd *	13,650	169
Energy Fuels Inc/Canada *(A)	75,724	532
Green Plains Inc *	15,740	514
Helmerich & Payne Inc	24,869	682
HollyFrontier Corp	20,310	673
Magnolia Oil & Gas Corp, Cl A	33,743	600
Matador Resources Co	20,796	791
National Energy Services Reunited Corp *	16,734	210
Northern Oil and Gas	39,800	852
Oasis Petroleum Inc	18,419	1,831
Ovintiv Inc	30,404	1,000
PDC Energy Inc, Cl A	40,254	1,908
Range Resources Corp *	34,244	775
RPC Inc *	37,970	185
Scorpio Tankers Inc	16,000	297
Select Energy Services Inc, Cl A *	35,152	182
SFL Corp Ltd	111,966	938
Solaris Oilfield Infrastructure Inc, Cl A	19,950	166
Southwestern Energy Co *	142,895	792
W&T Offshore Inc *	240,870	896
Whiting Petroleum Corp *	11,353	663

		32,572

Financials — 17.9%
Amalgamated Financial Corp	19,440	308
Amerant Bancorp Inc, Cl A *	8,826	218
American Equity Investment Life Holding Co	92,048	2,722
Argo Group International Holdings Ltd	25,708	1,342

2	SEI Institutional Managed Trust /Semi-Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ARMOUR Residential REIT Inc ‡	53,910	$581
Arrow Financial Corp	5,379	185
AssetMark Financial Holdings *	46,426	1,155
Atlantic Capital Bancshares Inc *	15,515	411
Atlanticus Holdings *	3,150	167
B Riley Financial Inc	5,941	351
Banco Latinoamericano de Comercio Exterior SA, Cl E	11,510	202
Bank of Marin Bancorp	9,639	364
Bank of NT Butterfield & Son Ltd/The	48,095	1,708
Bank OZK	51,358	2,207
BankUnited Inc	169,478	7,088
Bridgewater Bancshares Inc *	12,880	226
BRP Group Inc, Cl A *	19,858	661
Byline Bancorp Inc	33,669	827
Capital Bancorp Inc	9,996	240
Carter Bankshares Inc *	25,921	369
Cathay General Bancorp	20,605	853
Central Pacific Financial Corp	44,901	1,153
Chimera Investment Corp ‡	122,564	1,820
CNO Financial Group Inc	200,015	4,708
Cohen & Steers Inc	20,130	1,686
Crawford & Co, Cl A	31,430	282
Curo Group Holdings Corp	11,543	200
Customers Bancorp Inc *	17,512	753
Donnelley Financial Solutions Inc *	46,869	1,623
Dynex Capital Inc ‡	102,356	1,769
Enova International Inc *	8,640	298
Equity Bancshares Inc, Cl A	5,280	176
EZCORP Inc, Cl A *	58,050	439
FactSet Research Systems Inc	4,165	1,644
Farmers National Banc Corp	19,290	303
Financial Institutions Inc	11,596	355
First BanCorp/Puerto Rico	63,839	839
First Bancshares Inc/The	5,003	194
First Commonwealth Financial Corp	199,392	2,718
First Community Bankshares Inc	40,043	1,270
First Financial Corp/IN	5,780	243
First Internet Bancorp	11,329	353
First Midwest Bancorp Inc/IL	124,671	2,370
First of Long Island Corp/The	12,271	253
Flushing Financial Corp	23,223	525
FNB Corp/PA	476,175	5,533
Globe Life Inc	12,537	1,116
Green Dot Corp, Cl A *	53,785	2,707
Greenhill & Co Inc	23,187	339
Greenlight Capital Re Ltd, Cl A *	21,520	159
Hamilton Lane Inc, Cl A	16,251	1,378
Hanmi Financial Corp	19,320	388
Hanover Insurance Group Inc/The, Cl A	12,582	1,631
HarborOne Bancorp Inc	39,432	554
HBT Financial Inc	21,980	342

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hercules Capital Inc, Cl A (A)	94,148	$1,564
Heritage Commerce Corp	14,671	171
Heritage Insurance Holdings Inc	25,012	170
Home BancShares Inc/AR	78,937	1,857
HomeTrust Bancshares Inc	12,200	341
Independent Bank Corp/MI	25,550	549
Kemper Corp, Cl A	6,281	419
KKR Real Estate Finance Trust Inc ‡	8,699	184
Lakeland Bancorp Inc	45,050	794
LendingClub *	53,562	1,513
Macatawa Bank Corp	27,016	217
MarketAxess Holdings Inc	2,016	848
Mercantile Bank Corp	7,270	233
Merchants Bancorp/IN	11,120	439
Metropolitan Bank Holding Corp *	6,880	580
MGIC Investment Corp	135,814	2,032
Moelis & Co, Cl A	11,944	739
Morningstar Inc, Cl A	5,396	1,398
National Western Life Group Inc, Cl A	750	158
Nicolet Bankshares Inc *	17,308	1,284
OFG Bancorp	88,685	2,237
Oportun Financial Corp *	10,500	263
Oppenheimer Holdings Inc, Cl A	26,650	1,207
Origin Bancorp Inc	24,866	1,053
Pacific Premier Bancorp Inc	18,520	767
PacWest Bancorp	121,055	5,486
PCSB Financial Corp	17,970	331
Peapack-Gladstone Financial Corp	9,550	319
Peoples Bancorp Inc/OH	27,400	866
Pinnacle Financial Partners Inc	29,459	2,771
Piper Sandler Cos	6,787	940
PROG Holdings Inc *	37,454	1,573
Prosperity Bancshares Inc	21,439	1,525
Provident Bancorp Inc	12,606	202
Provident Financial Services Inc	35,430	832
Pzena Investment Management Inc, Cl A	43,380	427
RBB Bancorp	20,540	518
Regional Management Corp	16,390	954
Reliant Bancorp Inc	26,185	827
ServisFirst Bancshares Inc	18,062	1,405
StepStone Group Inc, Cl A	30,683	1,308
Sterling Bancorp/DE	99,262	2,478
Stewart Information Services Corp	14,800	936
Towne Bank/Portsmouth VA	25,210	784
Trean Insurance Group Inc *	35,696	369
TriState Capital Holdings Inc *	14,438	305
Umpqua Holdings Corp	315,883	6,397
Universal Insurance Holdings Inc	31,140	406
Univest Financial Corp	63,254	1,733
Virtus Investment Partners Inc	3,126	970
Waterstone Financial Inc	60,211	1,234
Western Alliance Bancorp	24,769	2,695

SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WisdomTree Investments Inc	26,240	$149
World Acceptance Corp *	980	186

		122,249

Health Care — 11.9%
Acceleron Pharma Inc *	4,400	757
Accuray Inc *	55,104	218
Adagio Therapeutics *(A)	10,705	452
Affimed NV *	65,670	406
Albireo Pharma Inc *	7,560	236
Alkermes PLC *	31,646	976
AMN Healthcare Services Inc *	16,502	1,894
Amneal Pharmaceuticals Inc *	34,870	186
AnaptysBio Inc *	47,330	1,284
Anika Therapeutics Inc *	13,343	568
Apollo Endosurgery *	100,606	912
Apyx Medical Corp *	14,470	200
Arcutis Biotherapeutics *	8,650	207
Arvinas Inc *	6,272	515
Aveanna Healthcare Holdings *	27,960	224
Avid Bioservices Inc *	14,876	321
Avidity Biosciences Inc *	28,230	695
Axogen Inc *	11,141	176
Axonics Modulation Technologies Inc *	10,000	651
BioCryst Pharmaceuticals Inc *	32,505	467
BioDelivery Sciences International Inc *	215,370	777
Biohaven Pharmaceutical Holding Co Ltd *	14,095	1,958
Black Diamond Therapeutics *	28,190	239
CareDx Inc *	10,511	666
Catalyst Pharmaceuticals Inc *	116,840	619
Celldex Therapeutics *	13,977	755
Cerevel Therapeutics Holdings *	19,438	573
Chemed Corp	3,170	1,474
Co-Diagnostics Inc *(A)	174,689	1,700
Computer Programs and Systems Inc *	8,140	289
Cross Country Healthcare Inc *	77,024	1,636
Curis *	46,440	364
Cutera Inc *	4,848	226
Cytokinetics Inc *	21,676	775
CytomX Therapeutics Inc *	33,060	168
Dynavax Technologies Corp *	52,616	1,011
Eagle Pharmaceuticals Inc/DE *	20,414	1,139
Eargo Inc *	21,205	143
Encompass Health Corp	21,611	1,622
Ensign Group Inc/The	25,768	1,930
Envista Holdings Corp *	33,159	1,386
Forma Therapeutics Holdings Inc *	9,490	220
Generation Bio Co *	10,511	264
Globus Medical Inc, Cl A *	9,383	719
Harpoon Therapeutics Inc *	25,416	201
HealthStream Inc *	16,230	464
Heska Corp *	5,478	1,416
Hookipa Pharma Inc *	26,074	154

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Inari Medical Inc *	2,768	$224
Innoviva Inc *	43,483	727
Inovalon Holdings Inc, Cl A *	19,306	778
Inspire Medical Systems Inc *	6,581	1,533
Integra LifeSciences Holdings Corp *	17,057	1,168
Intellia Therapeutics Inc *	12,665	1,699
Intercept Pharmaceuticals *	13,505	201
Invacare Corp *	28,490	136
iRadimed Corp *	7,731	260
IVERIC bio Inc *	47,128	765
KalVista Pharmaceuticals Inc *	9,514	166
Kiniksa Pharmaceuticals Ltd, Cl A *	13,701	156
LeMaitre Vascular Inc	34,246	1,818
Lexicon Pharmaceuticals Inc *	43,090	207
Maravai LifeSciences Holdings Inc, Cl A *	13,396	657
Medpace Holdings Inc *	5,173	979
MeiraGTx Holdings plc *	22,020	290
Meridian Bioscience Inc *	17,932	345
Merit Medical Systems Inc *	11,913	855
Mesa Laboratories Inc	1,800	544
Mirum Pharmaceuticals Inc *	11,540	230
Mustang Bio Inc *	58,538	157
Myriad Genetics Inc *	29,043	938
Neoleukin Therapeutics Inc *	21,610	156
NuVasive Inc *	13,127	786
Omnicell Inc *	4,973	738
OptimizeRx Corp *	22,949	1,963
Option Care Health Inc *	64,000	1,553
OraSure Technologies Inc *	18,083	205
ORIC Pharmaceuticals Inc *	10,510	220
Ortho Clinical Diagnostics Holdings *	37,172	687
Outset Medical Inc *	4,982	246
PAVmed *(A)	103,927	888
PLx Pharma *(A)	35,500	685
PMV Pharmaceuticals Inc *	6,490	193
Precigen *	184,782	922
Precision BioSciences Inc *	16,134	186
Prestige Consumer Healthcare Inc, Cl A *	42,496	2,384
Prothena Corp PLC *	32,627	2,324
Pulmonx Corp *	8,729	314
Puma Biotechnology Inc *	35,036	246
Quest Diagnostics Inc	11,314	1,644
Radius Health Inc *	21,220	263
RAPT Therapeutics Inc *	20,693	643
Rigel Pharmaceuticals Inc *	131,166	476
Scholar Rock Holding Corp *	6,673	220
Select Medical Holdings Corp	23,740	859
Seres Therapeutics Inc *	26,000	181
Sharps Compliance Corp *	18,320	152
Shockwave Medical Inc *	10,075	2,074
SIGA Technologies Inc *	75,004	554
Spectrum Pharmaceuticals Inc *	93,196	203

4	SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
STAAR Surgical Co *	11,720	$1,506
STERIS PLC	9,281	1,896
Stoke Therapeutics Inc *	6,494	165
Surface Oncology Inc *	49,320	373
Surmodics Inc *	6,180	344
Sutro Biopharma Inc *	17,887	338
Syndax Pharmaceuticals Inc *	11,833	226
Syros Pharmaceuticals Inc *	74,977	335
Tandem Diabetes Care Inc *	5,766	688
Tenet Healthcare Corp *	22,416	1,489
Triple-S Management Corp, Cl B *	34,822	1,232
Utah Medical Products Inc	1,766	164
Vanda Pharmaceuticals Inc *	17,800	305
Viemed Healthcare Inc *	98,034	544

		80,636

Industrials — 16.9%
ABM Industries Inc	36,087	1,624
ACCO Brands Corp	595,040	5,111
Air Lease Corp, Cl A	31,643	1,245
Allied Motion Technologies Inc	4,925	154
Allison Transmission Holdings Inc	31,333	1,107
Altra Industrial Motion Corp	36,459	2,018
Applied Industrial Technologies Inc, Cl A	7,375	665
Atkore Inc *	18,757	1,630
Atlas Air Worldwide Holdings Inc *	21,360	1,745
Avis Budget Group Inc *	6,814	794
Brady Corp, Cl A	12,708	644
BWX Technologies Inc, Cl W	43,517	2,344
CACI International Inc, Cl A *	4,620	1,211
CAI International Inc	8,402	470
Carlisle Cos Inc	8,938	1,777
Chart Industries Inc *	4,156	794
CIRCOR International Inc *	19,165	633
Clean Harbors Inc *	18,371	1,908
Concrete Pumping Holdings *	19,500	167
Cornerstone Building Brands Inc *	40,133	586
Costamare Inc	82,494	1,278
Covenant Logistics Group Inc, Cl A *	32,906	910
CRA International Inc	13,756	1,367
Daseke Inc *	56,264	518
Ducommun Inc *	12,025	605
DXP Enterprises Inc/TX *	15,661	463
Echo Global Logistics Inc *	5,318	254
EMCOR Group Inc	6,491	749
Encore Wire Corp	9,184	871
Enerpac Tool Group Corp, Cl A	27,921	579
Ennis Inc	29,918	564
EnPro Industries Inc	15,405	1,342
Forrester Research Inc *	2,968	146
Forward Air Corp	8,599	714
Franklin Covey Co *	36,846	1,503
Franklin Electric Co Inc	9,280	741

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genco Shipping & Trading Ltd	9,094	$183
Global Industrial	24,258	919
GMS Inc *	15,698	688
Harsco Corp *	43,570	739
Heidrick & Struggles International Inc	29,083	1,298
Helios Technologies Inc	10,436	857
Herc Holdings Inc	6,428	1,051
Hexcel Corp, Cl A *	17,886	1,062
Hillenbrand Inc	11,840	505
Huntington Ingalls Industries Inc, Cl A	8,737	1,687
Huron Consulting Group Inc *	19,843	1,032
INNOVATE *	58,370	239
Insteel Industries Inc	9,381	357
ITT Inc	20,067	1,723
JetBlue Airways Corp *	210,346	3,216
Kadant Inc	3,600	735
Kelly Services Inc, Cl A	22,591	427
Kforce Inc	14,221	848
Korn Ferry	43,401	3,141
Landstar System Inc	9,804	1,547
Lydall Inc *	4,400	273
Manitowoc Co Inc/The *	11,250	241
ManTech International Corp/VA, Cl A	16,831	1,278
Masonite International Corp *	13,215	1,402
Matson Inc	17,580	1,419
Matthews International Corp, Cl A	34,136	1,184
Miller Industries Inc/TN	4,949	168
Montrose Environmental Group Inc *	10,613	655
MRC Global Inc *	57,760	424
MSC Industrial Direct Co Inc, Cl A	21,997	1,764
Mueller Industries Inc	17,939	737
MYR Group Inc *	6,511	648
NN, Cl A *	221,933	1,165
Nordson Corp	5,896	1,404
Northwest Pipe Co *	13,011	308
Park Aerospace Corp	39,470	540
Quanex Building Products Corp	53,638	1,148
Quest Resource Holding *	14,531	88
Radiant Logistics Inc *	55,784	356
Regal Beloit	17,610	2,648
Resideo Technologies Inc *	24,815	615
Resources Connection Inc	52,624	830
RR Donnelley & Sons Co *	46,950	241
Rush Enterprises Inc, Cl A	17,596	795
Saia Inc *	3,322	791
Shyft Group Inc/The	12,246	465
Simpson Manufacturing Co Inc	6,211	664
Snap-on Inc	6,805	1,422
SP Plus Corp *	6,133	188
SPX FLOW Inc	26,933	1,969
Standex International Corp	28,636	2,832
Sterling Construction Co Inc *	14,870	337

SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sun Country Airlines Holdings *	5,430	$182
Terex Corp	19,401	817
Tetra Tech Inc	12,859	1,920
Textainer Group Holdings Ltd *	40,311	1,407
Titan International Inc *	31,290	224
Triton International Ltd	11,340	590
TrueBlue Inc *	27,275	739
Tutor Perini Corp *	8,838	115
UFP Industries Inc	33,801	2,298
UniFirst Corp/MA	6,626	1,409
Universal Logistics Holdings Inc	7,260	146
Upwork Inc *	13,343	601
US Xpress Enterprises Inc, Cl A *	18,641	161
Vectrus Inc *	13,330	670
Veritiv Corp *	16,954	1,518
Vicor Corp *	12,059	1,618
Watts Water Technologies Inc, Cl A	9,329	1,568
WESCO International Inc *	42,004	4,844
Willdan Group Inc *	6,230	222
WillScot Mobile Mini Holdings, Cl A *	30,200	958
Zurn Water Solutions	44,398	2,854

		115,345

Information Technology — 15.5%
A10 Networks Inc *	150,917	2,034
Alkami Technology *	15,740	388
Allegro MicroSystems Inc *	21,027	672
Alliance Data Systems Corp	47,430	4,785
Alpha & Omega Semiconductor Ltd *	43,849	1,376
Altair Engineering Inc, Cl A *	9,869	680
Ambarella Inc *	12,746	1,985
Arlo Technologies *	27,954	179
Asana, Cl A *	17,149	1,781
AudioCodes Ltd	49,891	1,623
Avid Technology Inc *	26,702	772
AXT Inc *	24,394	203
Badger Meter Inc	15,299	1,547
Belden Inc	29,643	1,727
Brightcove Inc *	29,814	344
Broadridge Financial Solutions Inc	8,802	1,467
Calix Inc *	29,286	1,448
Cambium Networks Corp *	14,028	508
Casa Systems Inc *	73,506	498
Cass Information Systems Inc	5,600	234
ChannelAdvisor Corp *	14,400	363
Clearfield *	14,481	639
CMC Materials Inc	12,397	1,528
Cognex Corp	11,999	963
CommVault Systems Inc *	11,313	852
Digi International Inc *	12,992	273
DigitalOcean Holdings *	7,798	605
Diodes Inc *	15,904	1,441
Domo Inc, Cl B *	9,851	832

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DSP Group Inc *	43,960	$963
eGain Corp *	22,087	225
EMCORE Corp *	22,760	170
EVERTEC Inc	17,231	788
ExlService Holdings Inc *	21,469	2,643
Extreme Networks Inc *	82,658	814
Fabrinet *	7,600	779
Globant SA *	2,120	596
GreenSky Inc, Cl A *	21,170	237
Grid Dynamics Holdings *	24,500	716
Hackett Group Inc/The	62,467	1,226
Harmonic Inc, Cl A *	180,214	1,577
I3 Verticals Inc, Cl A *	6,072	147
Ichor Holdings Ltd *	11,880	488
Information Services Group Inc	114,193	820
International Money Express Inc *	76,697	1,281
J2 Global Inc *	11,607	1,586
Jack Henry & Associates Inc	7,571	1,242
Kimball Electronics Inc *	7,649	197
Kulicke & Soffa Industries Inc	41,785	2,435
Lattice Semiconductor Corp *	30,976	2,003
Littelfuse Inc	6,254	1,709
Lumentum Holdings Inc *	13,921	1,163
MACOM Technology Solutions Holdings Inc *	21,220	1,377
Manhattan Associates Inc *	5,395	826
MAXIMUS Inc	16,265	1,353
MaxLinear, Cl A *	30,576	1,506
Mimecast Ltd *	12,500	795
Mitek Systems Inc *	15,216	281
MoneyGram International Inc *	48,184	386
Napco Security Technologies Inc *	14,591	629
nLight Inc *	7,930	224
Novanta Inc *	5,526	854
Nutanix Inc, Cl A *	13,187	497
NVE Corp	1,556	100
Onto Innovation Inc *	8,501	614
Perficient Inc *	5,725	662
Photronics Inc *	186,625	2,544
Power Integrations Inc	39,487	3,909
QAD Inc, Cl A	3,840	336
Rackspace Technology Inc *(A)	58,672	834
Rapid7 Inc *	9,000	1,017
Ribbon Communications Inc *	48,340	289
Rimini Street Inc *	94,083	908
Rogers Corp *	8,358	1,559
ScanSource Inc *	24,954	868
SecureWorks Corp, Cl A *	13,444	267
SEMrush Holdings, Cl A *	20,103	464
Semtech Corp *	10,617	828
Silicon Motion Technology Corp ADR	30,611	2,112
SiTime Corp *	7,557	1,543

6	SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SMART Global Holdings Inc *	27,131	$1,207
Sprout Social Inc, Cl A *	14,480	1,766
SPS Commerce Inc *	11,032	1,780
StarTek Inc *	69,254	382
Super Micro Computer Inc *	106,693	3,902
Switch Inc, Cl A	53,303	1,353
Synaptics Inc *	5,074	912
TaskUS, Cl A *(A)	10,274	682
Tenable Holdings Inc *	14,692	678
TTEC Holdings Inc	7,105	664
Turtle Beach Corp *	24,870	692
Universal Display Corp	7,471	1,277
Usio *	117,452	695
Varonis Systems Inc, Cl B *	13,663	831
Veeco Instruments Inc *	16,224	360
Viavi Solutions Inc *	112,364	1,769
Vishay Intertechnology Inc	126,807	2,547
Vishay Precision Group Inc *	11,438	398
Workiva Inc, Cl A *	7,614	1,073

		106,102

Materials — 4.1%
Alamos Gold Inc, Cl A	71,423	514
Alcoa Corp *	34,081	1,668
American Vanguard Corp, Cl B	13,290	200
Avient Corp	18,868	875
B2Gold Corp	496,194	1,697
Cabot Corp	27,860	1,396
Century Aluminum Co *	62,835	845
Commercial Metals Co, Cl A	85,820	2,614
Forterra Inc *	48,129	1,134
Greif Inc, Cl A	11,200	724
Hawkins Inc	5,214	182
Ingevity Corp *	12,359	882
Innospec Inc	15,668	1,320
Koppers Holdings Inc *	9,362	293
Kronos Worldwide Inc	15,370	191
Livent Corp *	112,409	2,598
Materion Corp	9,789	672
O-I Glass Inc, Cl I *	83,441	1,191
Olin Corp	10,911	526
Quaker Chemical Corp	6,419	1,526
Ramaco Resources *	85,500	1,052
Reliance Steel & Aluminum Co	10,018	1,427
Ryerson Holding Corp	33,634	749
Schnitzer Steel Industries Inc, Cl A	28,532	1,250
Silgan Holdings Inc	17,453	669
TimkenSteel Corp *	11,880	155
Tredegar Corp	14,320	174
Trinseo SA	11,680	630
Valvoline Inc	30,906	964

		28,118

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Real Estate — 3.1%
Acadia Realty Trust ‡	34,800	$710
American Campus Communities Inc ‡	22,115	1,071
Americold Realty Trust ‡	35,801	1,040
Broadstone Net Lease Inc, Cl A ‡	27,000	670
Columbia Property Trust Inc ‡	57,695	1,097
CorePoint Lodging *‡	56,423	875
Corporate Office Properties Trust ‡	26,168	706
Global Medical REIT Inc ‡	21,000	309
Independence Realty Trust ‡	37,000	753
Innovative Industrial Properties Inc, Cl A ‡	9,067	2,096
iStar Inc ‡(A)	32,500	815
Kennedy-Wilson Holdings Inc ‡	76,856	1,608
Kite Realty Group Trust ‡	34,803	709
Lexington Realty Trust, Cl B ‡	56,548	721
National Storage Affiliates Trust ‡	26,710	1,410
Newmark Group Inc, Cl A ‡	227,291	3,252
NexPoint Residential Trust Inc ‡	29,375	1,818
RE/MAX Holdings Inc, Cl A ‡	5,360	167
RPT Realty ‡	60,756	775
Tejon Ranch Co *	11,019	196

		20,798

Utilities — 1.6%
Algonquin Power & Utilities Corp (A)	106,494	1,561
Artesian Resources Corp, Cl A	5,926	226
Black Hills Corp, Cl A	15,514	974
IDACORP Inc, Cl A	12,355	1,277
Otter Tail Corp	14,393	805
Portland General Electric Co	63,905	3,003
Pure Cycle Corp *	29,195	389
Spire Inc	11,475	702
UGI Corp	37,154	1,583
Via Renewables, Cl A	39,118	399

		10,919

Total Common Stock (Cost $523,659) ($ Thousands)		675,745

AFFILIATED PARTNERSHIP — 2.3%
SEI Liquidity Fund, L.P. 0.010% **†(B)	15,532,774	15,536

Total Affiliated Partnership (Cost $15,534) ($ Thousands)		15,536

SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	6,482,124	$6,482

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)

Total Cash Equivalent (Cost $6,482) ($ Thousands)		$6,482

Total Investments in Securities — 102.3% (Cost $545,675) ($ Thousands)		$697,763

Percentages are based on Net Assets of $682,349 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $15,199 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $15,536 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	675,745	–	–	675,745
Affiliated Partnership	–	15,536	–	15,536
Cash Equivalent	6,482	–	–	6,482

Total Investments in Securities	682,227	15,536	–	697,763

For the period September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$14,415	$104,668	$(103,548)	$2	$(1)	$15,536	15,532,774	$120	$—
SEI Daily Income Trust, Government Fund, Cl F	9,347	240,347	(243,212)	—	—	6,482	6,482,124	1	—

Totals	$23,762	$345,015	$(346,760)	$2	$(1)	$22,018		$121	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Semi-Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 4.7%
AMC Networks Inc, Cl A *	20,653	$962
Audacy Inc, Cl A *	82,881	305
Cars.com Inc *	43,257	547
Cinemark Holdings Inc *(A)	171,630	3,297
Entravision Communications Corp, Cl A	16,827	120
EW Scripps Co/The, Cl A	6,466	117
Gray Television Inc	71,199	1,625
Hemisphere Media Group Inc, Cl A *	4,426	54
IDT Corp, Cl B *	5,719	240
John Wiley & Sons Inc, Cl A	48,559	2,535
Lions Gate Entertainment Corp, Cl A *(A)	163,011	2,313
Madison Square Garden Entertainment Corp *	1,270	92
Nexstar Media Group Inc, Cl A	39,505	6,003
Scholastic Corp, Cl B	7,584	271
TEGNA Inc	64,130	1,265
Telephone and Data Systems Inc	25,141	490
Yelp Inc, Cl A *	5,085	189

		20,425

Consumer Discretionary — 10.9%
Aaron’s Co Inc/The	36,017	992
American Axle & Manufacturing Holdings Inc *	83,655	737
American Eagle Outfitters Inc	10,026	259
American Public Education Inc *	4,981	128
Big 5 Sporting Goods Corp	888	20
Big Lots Inc	20,780	901
Biglari Holdings Inc, Cl B *	323	56
Bloomin’ Brands Inc *	74,181	1,855
Brinker International Inc *	29,568	1,450
Carter’s Inc	10,746	1,045
Cooper-Standard Holdings Inc *	30,617	671
Dana Inc	58,253	1,296
Dave & Buster’s Entertainment Inc *	8,166	313
Dick’s Sporting Goods Inc	9,420	1,128
Ethan Allen Interiors Inc	18,298	434
Fossil Group Inc *	13,201	156
Genesco Inc *	10,271	593
G-III Apparel Group Ltd *	33,205	940
Goodyear Tire & Rubber Co/The *	89,329	1,581
Group 1 Automotive Inc	8,853	1,663
H&R Block Inc	46,335	1,158
Haverty Furniture Cos Inc	29,997	1,011
Helen of Troy Ltd *	5,462	1,227
Hibbett Sports Inc	8,744	619
KB Home	24,606	958
La-Z-Boy Inc, Cl Z	27,799	896
Lithia Motors Inc, Cl A	13,045	4,136
MarineMax Inc *	5,508	267
Matthews International Corp, Cl A	21,224	736

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MDC Holdings Inc	28,167	$1,316
Meritage Homes Corp *	20,908	2,028
Modine Manufacturing Co *	194,072	2,199
Murphy USA Inc	4,383	733
Office Depot Inc *	20,477	822
OneWater Marine, Cl A *	1,775	71
Perdoceo Education Corp *	17,797	188
Rent-A-Center Inc/TX	13,689	769
Sally Beauty Holdings Inc *	58,486	985
Shoe Carnival Inc	1,335	43
Signet Jewelers Ltd	1,028	81
Skechers USA Inc, Cl A *	7,911	333
Sleep Number Corp *	5,460	510
Smith & Wesson Brands Inc	15,614	324
Sonic Automotive Inc, Cl A	26,107	1,372
Sturm Ruger & Co Inc	9,171	677
Taylor Morrison Home Corp, Cl A *	39,953	1,030
Tenneco Inc, Cl A *	16,626	237
Tri Pointe Homes Inc *	93,443	1,964
Tupperware Brands Corp *	34,419	727
Urban Outfitters Inc *	23,331	693
Vera Bradley Inc *	182,843	1,721
Victoria’s Secret *	20,210	1,117
Vista Outdoor Inc *	2,029	82
Zumiez Inc *	5,709	227

		47,475

Consumer Staples — 3.8%
Coca-Cola Consolidated Inc	2,335	920
Edgewell Personal Care Co	29,594	1,074
Energizer Holdings Inc	34,612	1,352
Hostess Brands Inc, Cl A *	217,077	3,771
Ingles Markets Inc, Cl A	18,424	1,217
Nature’s Sunshine Products Inc *	3,114	46
Nu Skin Enterprises Inc, Cl A	14,066	569
Oil-Dri Corp of America	756	26
Seneca Foods Corp, Cl A *	2,096	101
SpartanNash Co	53,073	1,162
Spectrum Brands Holdings Inc	33,314	3,187
Sprouts Farmers Market Inc *	54,283	1,258
Universal Corp/VA	20,963	1,013
USANA Health Sciences Inc *	2,766	255
Village Super Market Inc, Cl A	16,888	366
Weis Markets Inc	4,337	228

		16,545

Energy — 4.9%
Arch Resources Inc *	2,417	224
Berry Corp	20,192	146
Bristow Group *	1,738	55
Centrus Energy, Cl A *	1,232	48
Chesapeake Energy Corp	16,145	994
Cimarex Energy Co	22,539	1,965

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CONSOL Energy Inc *	9,173	$239
Delek US Holdings Inc *	165,464	2,973
DHT Holdings Inc	80,517	526
Dorian LPG Ltd *	11,812	147
DT Midstream	40,550	1,875
Helix Energy Solutions Group Inc *	31,169	121
HollyFrontier Corp	45,291	1,500
Nabors Industries Ltd *	1,243	120
National Energy Services Reunited Corp *	60,292	755
Newpark Resources Inc, Cl A *	26,635	88
Oasis Petroleum Inc	5,432	540
PDC Energy Inc, Cl A	30,878	1,463
Pioneer Natural Resources Co	11,145	1,856
Rattler Midstream LP (B)	92,210	1,082
Southwestern Energy Co *	166,981	925
Viper Energy Partners LP (B)	74,780	1,634
W&T Offshore Inc *	206,609	769
World Fuel Services Corp	41,665	1,401

		21,446

Financials — 25.1%
Amalgamated Financial Corp	4,560	72
American Equity Investment Life Holding Co	62,253	1,841
American National Group Inc	6,111	1,155
Apollo Commercial Real Estate Finance Inc ‡	30,011	445
Arbor Realty Trust Inc ‡	74,360	1,378
Argo Group International Holdings Ltd	15,707	820
Artisan Partners Asset Management Inc, Cl A	11,244	550
Associated Banc-Corp	81,203	1,739
Assured Guaranty Ltd	11,013	515
Axis Capital Holdings Ltd	16,951	780
Banco Latinoamericano de Comercio Exterior SA, Cl E	52,817	926
BankUnited Inc	72,502	3,032
Berkshire Hills Bancorp Inc	12,746	344
BGC Partners Inc, Cl A	578,416	3,014
Brightsphere Investment Group Inc	15,999	418
Business First Bancshares Inc	5,400	126
Camden National Corp	22,847	1,094
Capital Bancorp Inc	2,753	66
Capstar Financial Holdings Inc	4,690	100
Carter Bankshares Inc *	6,750	96
Cathay General Bancorp	29,188	1,208
Central Pacific Financial Corp	20,307	522
CIT Group Inc	23,427	1,217
CNB Financial Corp/PA	4,166	101
CNO Financial Group Inc	246,937	5,813
Columbia Banking System Inc	84,433	3,208
Community Trust Bancorp Inc	11,892	501
CoreCivic Inc *‡	21,375	190
Cowen Inc, Cl A	8,555	294

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Crawford & Co, Cl A	4,000	$36
Customers Bancorp Inc *	11,772	506
Donegal Group Inc, Cl A	1,187	17
Enova International Inc *	9,734	336
Enterprise Financial Services Corp	51	2
EZCORP Inc, Cl A *	15,967	121
Federal Agricultural Mortgage Corp, Cl C	15,210	1,651
Federated Hermes Inc, Cl B	29,804	969
Financial Institutions Inc	4,718	145
First BanCorp/Puerto Rico	55,241	726
First Bank	5,328	75
First Busey Corp	14,310	352
First Commonwealth Financial Corp	195,297	2,662
First Financial Corp/IN	293	12
First Foundation Inc	301	8
First Horizon Corp	46,699	761
First Internet Bancorp	3,094	96
First Merchants Corp	47,505	1,988
First Midwest Bancorp Inc/IL	77,434	1,472
Flagstar Bancorp Inc	23,385	1,188
Flushing Financial Corp	52,537	1,187
FNB Corp/PA	253,551	2,946
FS Bancorp Inc	2,368	82
FS KKR Capital Corp	34,292	756
Fulton Financial Corp	68,912	1,053
GAMCO Investors Inc, Cl A	2,021	53
Genworth Financial Inc, Cl A *	139,567	523
Great Southern Bancorp Inc	8,147	447
Green Dot Corp, Cl A *	33,473	1,685
Greenlight Capital Re Ltd, Cl A *	8,091	60
Hancock Whitney Corp, Cl A	34,640	1,632
Hanmi Financial Corp	32,913	660
Hanover Insurance Group Inc/The, Cl A	6,673	865
HarborOne Bancorp Inc	51,019	716
HBT Financial Inc	1,473	23
Hercules Capital Inc, Cl A (A)	55,539	923
Heritage Insurance Holdings Inc	8,399	57
Hilltop Holdings Inc	46,605	1,523
Home Bancorp Inc	1,536	59
HomeStreet Inc	24,499	1,008
Hope Bancorp Inc	108,340	1,564
Independent Bank Corp/MI	6,425	138
Invesco Mortgage Capital Inc ‡	222,362	700
Investors Bancorp Inc	138,143	2,087
Luther Burbank Corp	5,628	76
Merchants Bancorp/IN	4,611	182
MFA Financial Inc ‡	113,685	520
MGIC Investment Corp	69,400	1,038
Mid Penn Bancorp	2,364	65
Midland States Bancorp Inc	6,444	159
MidWestOne Financial Group Inc	4,288	129
Navient Corp	66,037	1,303

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
New Mountain Finance Corp	39,866	$531
New Residential Investment Corp ‡	127,831	1,406
Northrim BanCorp Inc	1,803	77
OFG Bancorp	133,458	3,366
Old National Bancorp/IN, Cl A	45,782	776
Oppenheimer Holdings Inc, Cl A	5,849	265
Orrstown Financial Services Inc	3,388	79
Pacific Premier Bancorp Inc	54,016	2,238
PacWest Bancorp	215,425	9,763
Peapack-Gladstone Financial Corp	5,462	182
PennantPark Investment Corp	70,604	458
PennyMac Financial Services Inc	12,662	774
PennyMac Mortgage Investment Trust ‡	58,039	1,143
Peoples Bancorp Inc/OH	18,705	591
Popular Inc	20,487	1,591
PROG Holdings Inc *	24,968	1,049
Radian Group Inc	66,198	1,504
RBB Bancorp	4,906	124
Republic Bancorp Inc/KY, Cl A	16,579	840
Republic First Bancorp *	6,522	20
Sculptor Capital Management, Cl A (B)	5,718	160
Simmons First National Corp, Cl A	43,370	1,282
SiriusPoint Ltd *	22,552	209
South Plains Financial Inc	3,343	82
Spirit of Texas Bancshares Inc	4,058	98
Starwood Property Trust Inc ‡	179,970	4,393
Stewart Information Services Corp	1,385	88
Summit Financial Group	2,954	72
Synovus Financial Corp	18,466	811
Tiptree Inc	8,692	87
Two Harbors Investment Corp ‡	49,203	312
Umpqua Holdings Corp	183,026	3,706
United Insurance Holdings Corp	7,351	27
Universal Insurance Holdings Inc	25,645	334
Waterstone Financial Inc	6,531	134
Western Asset Mortgage Capital Corp ‡	29,779	78
WSFS Financial Corp	5,100	262
Zions Bancorp NA	13,663	846

		108,665

Health Care — 4.7%
Acumen Pharmaceuticals *	873	13
Alkermes PLC *	7,581	234
Allscripts Healthcare Solutions Inc *	18,048	241
Amneal Pharmaceuticals Inc *	48,500	259
Atea Pharmaceuticals *	3,708	130
BioDelivery Sciences International Inc *	24,344	88
Bioventus, Cl A *	3,099	44
Catalyst Pharmaceuticals Inc *	27,542	146
Co-Diagnostics Inc *(A)	108,616	1,057
Coherus Biosciences Inc *	17,272	278
Collegium Pharmaceutical Inc *	19,870	392
Community Health Systems Inc *	15,475	181

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Computer Programs and Systems Inc *	20,363	$722
Eagle Pharmaceuticals Inc/DE *	3,058	171
Emergent BioSolutions *	1,719	86
Endo International PLC *	102,313	332
Innoviva Inc *	100,830	1,685
Ironwood Pharmaceuticals Inc, Cl A *	166,845	2,179
Lannett Co Inc *	7,780	23
Ligand Pharmaceuticals Inc *	6,720	936
MEDNAX Inc *	16,235	462
ModivCare Inc *	881	160
National HealthCare Corp	3,532	247
NextGen Healthcare Inc *	13,285	187
Orthofix Medical Inc *	3,149	120
Owens & Minor Inc	23,121	723
Patterson Cos Inc	16,197	488
Prestige Consumer Healthcare Inc, Cl A *	24,392	1,369
Rallybio *	110	2
Retractable Technologies *(A)	4,489	50
Select Medical Holdings Corp	42,032	1,520
SIGA Technologies Inc *	12,921	95
Surface Oncology Inc *	8,597	65
Syneos Health Inc, Cl A *	46,281	4,049
Utah Medical Products Inc	893	83
Vanda Pharmaceuticals Inc *	66,829	1,145

		19,962

Industrials — 14.6%
ABM Industries Inc	20,735	933
ACCO Brands Corp	490,213	4,211
Allison Transmission Holdings Inc	27,274	963
American Woodmark Corp *	7,434	486
Apogee Enterprises Inc	17,491	661
ArcBest Corp	19,959	1,632
Argan Inc	4,027	176
Atkore Inc *	47,711	4,147
Atlas Air Worldwide Holdings Inc *	31,027	2,534
Beacon Roofing Supply Inc *	168	8
BWX Technologies Inc, Cl W	53,103	2,860
Caesarstone Ltd	6,927	86
Colfax Corp *	106,252	4,877
Costamare Inc	15,186	235
Covenant Logistics Group Inc, Cl A *	3,310	92
Crane Co, Cl A	11,713	1,111
Deluxe Corp	14,985	538
EMCOR Group Inc	12,353	1,425
Encore Wire Corp	1,996	189
Ennis Inc	19,342	365
EnPro Industries Inc	4,405	384
Fluor Corp *	16,945	271
Genco Shipping & Trading Ltd	4,994	101
Greenbrier Cos Inc/The	8,774	377
GXO Logistics *	30,700	2,408
Hawaiian Holdings Inc *	28,538	618

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heidrick & Struggles International Inc	5,803	$259
Herman Miller Inc	27,720	1,044
Hillenbrand Inc	22,261	949
Hub Group Inc, Cl A *	1,102	76
Interface Inc, Cl A	42,184	639
JetBlue Airways Corp *	130,785	2,000
Kaman Corp, Cl A	36,768	1,312
KAR Auction Services Inc *	181,904	2,981
Kelly Services Inc, Cl A	46,532	879
Kforce Inc	3,737	223
Meritor Inc *	59,378	1,265
Mesa Air Group Inc *	10,068	77
Miller Industries Inc/TN	2,469	84
Moog Inc, Cl A	13,774	1,050
MRC Global Inc *	9,307	68
Mueller Industries Inc	8,627	355
NN, Cl A *	132,838	697
Park-Ohio Holdings Corp	11,948	305
Powell Industries Inc	2,790	69
Preformed Line Products Co	972	63
Primoris Services Corp	42,973	1,052
Quanex Building Products Corp	9,039	194
Resources Connection Inc	5,627	89
RR Donnelley & Sons Co *	120,880	621
Rush Enterprises, Cl B	1,900	87
Rush Enterprises Inc, Cl A	19,398	876
Safe Bulkers Inc *	16,916	87
SkyWest Inc *	11,389	562
Steelcase Inc, Cl A	23,159	294
Timken Co/The	16,651	1,089
Titan Machinery Inc *	5,652	146
TriNet Group Inc *	1,652	156
Trinity Industries Inc	59,918	1,628
Triton International Ltd	27,341	1,423
TrueBlue Inc *	14,818	401
Tutor Perini Corp *	11,956	155
UFP Industries Inc	3,950	269
Vectrus Inc *	5,393	271
Veritiv Corp *	4,087	366
Wabash National Corp	68,457	1,036
Werner Enterprises Inc	19,140	847
WESCO International Inc *	28,149	3,246
XPO Logistics Inc *	26,815	2,134

		63,112

Information Technology — 12.4%
ACI Worldwide Inc *	97,918	3,009
Alliance Data Systems Corp	29,582	2,984
Amkor Technology Inc	127,033	3,169
Avaya Holdings Corp *	29,402	582
Benchmark Electronics Inc	39,467	1,054
BM Technologies Inc *	1	—
Cirrus Logic Inc *	6,944	572

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cognyte Software Ltd *	27,540	$566
Concentrix Corp	930	165
Conduent Inc *	43,702	288
CSG Systems International Inc	17,466	842
Daktronics Inc *	11,058	60
Diodes Inc *	10,089	914
Ebix Inc	9,807	264
EchoStar Corp, Cl A *	6,938	177
Euronet Worldwide Inc *	15,821	2,014
Insight Enterprises Inc *	22,924	2,065
J2 Global Inc *	49,503	6,763
Jabil Inc	34,940	2,040
Lumentum Holdings Inc *	8,509	711
Methode Electronics Inc	25,796	1,085
NCR Corp *	24,337	943
NETGEAR Inc *	8,231	263
NetScout Systems Inc *	13,917	375
Photronics Inc *	130,870	1,784
Rimini Street Inc *	7,451	72
Sanmina Corp *	58,275	2,246
ScanSource Inc *	19,134	666
Silicon Motion Technology Corp ADR	93,840	6,473
SMART Global Holdings Inc *	1,583	70
Super Micro Computer Inc *	66,338	2,426
SYNNEX Corp	10,047	1,046
Teledyne Technologies Inc *	4,603	1,977
TTM Technologies Inc *	68,038	855
Unisys Corp *	5,249	132
Verint Systems Inc *	67,417	3,019
Vishay Intertechnology Inc	97,954	1,968
Xperi Holding Corp	9,023	170

		53,809

Materials — 8.4%
AdvanSix Inc	4,370	174
Alamos Gold Inc, Cl A	46,195	333
Ashland Global Holdings Inc	36,975	3,295
Axalta Coating Systems Ltd *	126,723	3,699
B2Gold Corp	308,947	1,057
Boise Cascade Co	10,848	586
Cabot Corp	21,980	1,102
Century Aluminum Co *	37,010	498
Chemours Co/The	22,904	666
Clearwater Paper Corp *	4,528	173
Commercial Metals Co, Cl A	115,229	3,510
FMC Corp	46,793	4,284
FutureFuel Corp	8,285	59
Greif Inc, Cl A	30,213	1,952
Huntsman Corp	32,816	971
Ingevity Corp *	11,011	786
Koppers Holdings Inc *	27,656	864
Kraton Corp *	19,100	872
Kronos Worldwide Inc	1,434	18

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Louisiana-Pacific Corp	13,975	$858
Minerals Technologies Inc	1,214	85
O-I Glass Inc, Cl I *	54,248	774
Rayonier Advanced Materials Inc *	17,000	127
Resolute Forest Products Inc *	92,070	1,096
Schnitzer Steel Industries Inc, Cl A	14,813	649
Schweitzer-Mauduit International Inc	15,795	547
Silgan Holdings Inc	138,178	5,300
Stepan Co	1,534	173
Tredegar Corp	8,099	99
Trinseo SA	15,588	841
Valhi	580	13
Warrior Met Coal Inc	15,515	361
Worthington Industries Inc	12,773	673

		36,495

Real Estate — 7.3%
Acadia Realty Trust ‡	1,086	22
Alexander & Baldwin Inc ‡	12,975	304
American Assets Trust Inc ‡	23,777	890
Brandywine Realty Trust ‡	63,684	855
Brixmor Property Group Inc ‡	23,666	523
CareTrust Inc ‡	24,704	502
Centerspace‡	390	37
Chatham Lodging Trust *‡	38,412	471
Corporate Office Properties Trust ‡	27,461	741
CTO Realty Growth ‡	1,523	82
DiamondRock Hospitality Co *‡	6,801	64
Diversified Healthcare Trust ‡	47,926	162
Franklin Street Properties Corp ‡	86,423	401
Gaming and Leisure Properties Inc ‡	97,914	4,535
Global Net Lease Inc ‡	25,585	410
Hersha Hospitality Trust, Cl A *‡	34,997	327
Howard Hughes Corp/The *‡	29,405	2,582
Industrial Logistics Properties Trust ‡	29,613	752
Kite Realty Group Trust ‡	52,385	1,067
Lexington Realty Trust, Cl B ‡	3,503	45
Medical Properties Trust Inc ‡	215,543	4,326
Newmark Group Inc, Cl A ‡	235,835	3,375
Office Properties Income Trust ‡	21,409	542
Pebblebrook Hotel Trust ‡	4,494	101
Piedmont Office Realty Trust Inc, Cl A ‡	73,033	1,273
PotlatchDeltic Corp ‡	17,526	904
Realogy Holdings Corp *	31,745	557
Retail Properties of America Inc, Cl A ‡	91,119	1,174

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Retail Value Inc ‡	4,979	$131
RLJ Lodging Trust ‡	19,162	285
RMR Group Inc/The, Cl A ‡	4,732	158
Sabra Health Care Inc ‡	127,322	1,874
Service Properties Trust ‡	30,253	339
Summit Hotel Properties Inc *‡	4,100	39
Sunstone Hotel Investors Inc *‡	18,142	217
Tanger Factory Outlet Centers Inc ‡	51,504	839
Uniti Group Inc ‡	54,140	670
Urstadt Biddle Properties Inc, Cl A ‡	7,765	147
Xenia Hotels & Resorts Inc *‡	5,988	106

		31,829

Utilities — 0.8%
MDU Resources Group Inc	42,955	1,274
National Fuel Gas Co	25,184	1,323
Northwest Natural Holding Co	6,298	290
Portland General Electric Co	7,168	337
Southwest Gas Holdings Inc	5,220	349
Via Renewables, Cl A	4,253	43

		3,616

Total Common Stock (Cost $313,031) ($ Thousands)		423,379

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, L.P. 0.010% **†(C)	7,200,095	7,204

Total Affiliated Partnership (Cost $7,202) ($ Thousands)		7,204

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	10,632,890	10,633

Total Cash Equivalent (Cost $10,633) ($ Thousands)		10,633

Total Investments in Securities — 101.7% (Cost $330,866) ($ Thousands)		$441,216

A list of the open futures contracts held at September 30, 2021 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contract
Russell 2000 Index E-MINI	7	Dec-2021	$794	$770	$(24)

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Value Fund  (Continued)

Percentages are based on Net Assets of $434,033 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $7,076 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $2,876 ($ Thousands), or 0.7% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $7,204 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	423,379	–	–	423,379
Affiliated Partnership	–	7,204	–	7,204
Cash Equivalent	10,633	–	–	10,633

Total Investments in Securities	434,012	7,204	–	441,216

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(24)	–	–	(24)

Total Other Financial Instruments	(24)	–	–	(24)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to

Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$7,690	$95,483	$(95,973)	$6	$(2)	$7,204	7,200,095	$80	$—
SEI Daily Income Trust, Government Fund, Cl F	13,795	89,163	(92,325)	—	—	10,633	10,632,890	1	—

Totals	$21,485	$184,646	$(188,298)	$6	$(2)	$17,837		$81	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.5%
Communication Services — 1.8%
Anterix Inc *(A)	12,245	$743
Cars.com Inc *(A)	33,161	419
Globalstar Inc *(A)	304,357	508
Gogo Inc *	43,820	758
Iridium Communications Inc *(A)	13,658	544
John Wiley & Sons Inc, Cl A (A)	7,770	406
QuinStreet Inc *	19,230	338
TechTarget Inc *	24,504	2,020
WideOpenWest Inc *	24,470	481
Yelp Inc, Cl A *(A)	13,028	485
ZipRecruiter, Cl A *	29,094	803

		7,505

Consumer Discretionary — 14.3%
2U Inc *(A)	78,832	2,646
Abercrombie & Fitch Co, Cl A *	19,015	716
Academy Sports & Outdoors Inc *(A)	30,069	1,203
Acushnet Holdings Corp	1,049	49
Asbury Automotive Group Inc *	7,151	1,407
AutoNation Inc *(A)	4,616	562
Boot Barn Holdings Inc *	11,198	995
Boyd Gaming Corp *	6,066	384
Camping World Holdings Inc, Cl A (A)	22,247	865
Carter’s Inc (A)	7,500	729
Century Communities Inc (A)	6,246	384
Clarus Corp	52,066	1,334
Cooper-Standard Holdings Inc *(A)	20,210	443
Crocs Inc *	19,232	2,759
Deckers Outdoor Corp *	3,094	1,114
Del Taco Restaurants Inc	79,145	691
Dick’s Sporting Goods Inc (A)	10,950	1,312
Dutch Bros, Cl A *(A)	6,161	267
Everi Holdings Inc *	103,376	2,500
Fox Factory Holding Corp *(A)	10,421	1,506
frontdoor Inc *	20,514	860
Funko Inc, Cl A *	17,551	320
Gentherm Inc *	7,795	631
Grand Canyon Education Inc *(A)	9,599	844
Group 1 Automotive Inc	2,324	437
Hanesbrands Inc (A)	111,290	1,910
Haverty Furniture Cos Inc	23,839	804
Houghton Mifflin Harcourt Co *	51,160	687
Jack in the Box Inc (A)	12,553	1,222
Kontoor Brands Inc	4,243	212
Liquidity Services Inc *	4,495	97
Macy’s Inc (A)	22,829	516
Malibu Boats Inc, Cl A *(A)	11,245	787
MarineMax Inc *(A)	16,475	799
Murphy USA Inc (A)	4,113	688
National Vision Holdings * (A)	11,371	645
Oxford Industries Inc, Cl A	7,717	696

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Papa John’s International Inc, Cl A (A)	14,591	$1,853
Patrick Industries Inc (A)	13,191	1,099
Penske Automotive Group Inc, Cl A	5,374	541
PlayAGS Inc *	136,007	1,072
Purple Innovation Inc, Cl A * (A)	27,830	585
Red Rock Resorts Inc, Cl A *(A)	48,338	2,476
Rent-A-Center Inc/TX	26,962	1,515
RH *	371	247
Sally Beauty Holdings Inc *(A)	160,788	2,709
Scientific Games Corp, Cl A *	5,076	422
Shoe Carnival Inc (A)	35,134	1,139
Shutterstock Inc	21,893	2,481
Signet Jewelers Ltd	10,365	818
Skechers USA Inc, Cl A *	68,510	2,886
Skyline Champion Corp *	17,295	1,039
Sonic Automotive Inc, Cl A	8,437	443
Sonos Inc *	13,578	439
Standard Motor Products Inc (A)	9,594	419
Superior Group of Cos Inc (A)	4,585	107
Taylor Morrison Home Corp, Cl A *(A)	45,937	1,184
Tempur Sealy International Inc (A)	11,622	539
Tilly’s Inc, Cl A *	25,967	364
Vista Outdoor Inc *(A)	38,724	1,561
Winnebago Industries (A)	5,121	371
XPEL Inc *	5,183	393
YETI Holdings Inc *(A)	5,995	514

		61,237

Consumer Staples — 1.7%
Beauty Health *(A)	55,463	1,440
BJ’s Wholesale Club Holdings Inc *(A)	32,316	1,775
Celsius Holdings Inc *(A)	14,994	1,351
Central Garden & Pet Co, Cl A *	9,272	445
Chefs’ Warehouse Inc/The *(A)	15,267	497
Edgewell Personal Care Co (A)	10,064	365
J & J Snack Foods Corp (A)	2,457	376
Medifast Inc	3,232	623
Primo Water Corp (B)	26,573	418
Turning Point Brands Inc	4,195	200

		7,490

Energy — 4.1%
Aspen Aerogels Inc *	12,470	574
California Resources *	21,494	881
Chesapeake Energy Corp	6,377	393
Cimarex Energy Co	7,901	689
Comstock Resources *	127,623	1,321
Denbury *	22,126	1,554
Energy Fuels Inc/Canada *	64,643	454
Evolution Petroleum Corp	70,558	401
Green Plains Inc *	14,038	458
Magnolia Oil & Gas Corp, Cl A (A)	129,570	2,305
Matador Resources Co (A)	56,521	2,150

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nabors Industries Ltd *	1,620	$156
Oceaneering International Inc, Cl A *	47,232	629
Ovintiv Inc	46,782	1,538
PDC Energy Inc, Cl A (A)	23,063	1,093
Penn Virginia Corp *(A)	42,043	1,121
Range Resources Corp *	39,269	889
SM Energy Co (A)	38,303	1,011

		17,617

Financials — 7.6%
Arbor Realty Trust Inc ‡(A)	6,247	116
Artisan Partners Asset Management Inc, Cl A	27,890	1,364
Associated Banc-Corp	21,106	452
Axos Financial Inc *(A)	2,821	145
Banc of California Inc	10,585	196
Banner Corp	19,298	1,065
BRP Group Inc, Cl A *(A)	15,494	516
Build Acquisition *(B)	51,793	518
Cohen & Steers Inc	11,445	959
Cowen Inc, Cl A	30,676	1,053
Customers Bancorp Inc *	21,117	908
Donnelley Financial Solutions Inc *	23,004	796
First Bank	21,953	309
First Financial Bankshares Inc, Cl A (A)	9,805	451
First Foundation Inc	6,467	170
Fulton Financial Corp (A)	50,504	772
Great Ajax Corp ‡	7,402	100
Hanmi Financial Corp	16,217	325
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	5,112	273
HBT Financial Inc	18,086	281
Heartland Financial USA Inc	14,877	715
Heritage Financial Corp/WA (A)	14,933	381
HomeStreet Inc	23,557	969
Houlihan Lokey Inc, Cl A (A)	5,560	512
Lakeland Bancorp Inc (A)	25,712	453
LendingClub *	36,804	1,039
Mercantile Bank Corp	11,339	363
Meta Financial Group Inc	14,375	754
MGIC Investment Corp	24,246	363
Moelis & Co, Cl A (A)	14,892	921
Mr Cooper Group Inc *	28,034	1,154
MVB Financial Corp	5,912	253
Navient Corp (A)	9,839	194
NBT Bancorp Inc	15,130	547
Orrstown Financial Services Inc	23,316	546
Piper Sandler Cos (A)	6,294	872
PJT Partners Inc	1,226	97
Provident Financial Services Inc (A)	24,461	574
Radian Group Inc	16,584	377
Selective Insurance Group Inc (A)	5,665	428
ServisFirst Bancshares Inc (A)	11,355	883

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Silvergate Capital, Cl A * (A)	895	$103
StepStone Group Inc, Cl A (A)	16,615	709
Stewart Information Services Corp	17,697	1,120
Stifel Financial Corp (A)	8,500	578
Tishman Speyer Innovation II *	63,249	633
Towne Bank/Portsmouth VA (A)	12,724	396
UMB Financial Corp	5,697	551
United Community Banks Inc/GA	19,653	645
Value Creation *(C)	145,600	61
Veritex Holdings Inc (A)	36,693	1,444
Virtus Investment Partners Inc	3,408	1,058
Warrior Technologies Acquisition *(A)	73,115	733
West BanCorp Inc	10,168	305
WisdomTree Investments Inc	219,583	1,245

		32,745

Health Care — 24.9%
4D Molecular Therapeutics *	31,119	839
Absci *	14,378	167
Acceleron Pharma Inc *	3,712	639
Adagio Therapeutics *	32,102	1,356
Albireo Pharma Inc * (A)	30,443	950
Alector Inc *	25,486	582
Alkermes PLC *	63,076	1,945
Amedisys Inc *	1,188	177
Amicus Therapeutics Inc *(A)	23,513	225
AMN Healthcare Services Inc *(A)	27,427	3,147
Amneal Pharmaceuticals Inc *	79,106	422
Anika Therapeutics Inc *	9,370	399
Antares Pharma Inc *	84,886	309
Arvinas Inc *	16,527	1,358
Avid Bioservices Inc *	69,255	1,494
Axogen Inc *	60,938	963
Axonics Modulation Technologies Inc *(A)	7,965	518
Beyondspring Inc *(A)	27,785	438
BioCryst Pharmaceuticals Inc *	66,232	952
Biohaven Pharmaceutical Holding Co Ltd *	7,633	1,060
C4 Therapeutics *	15,754	704
Cano Health *(A)	141,451	1,794
Cardiovascular Systems Inc *	34,077	1,119
CareDx Inc *(A)	21,788	1,381
Castle Biosciences Inc *(A)	9,781	650
Catalyst Pharmaceuticals Inc *(A)	79,284	420
Celldex Therapeutics *	17,183	928
Cerevel Therapeutics Holdings *	18,243	538
Codex DNA *(A)	5,421	60
Collegium Pharmaceutical Inc *(A)	19,944	394
Cross Country Healthcare Inc *	42,350	900
CryoLife Inc *	46,721	1,041
Cytokinetics Inc *	21,704	776
CytomX Therapeutics Inc *	12,255	62
DBV Technologies SA ADR *	96,504	473
Deciphera Pharmaceuticals Inc *	20,278	689

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Definitive Healthcare, Cl A *(B)	4,042	$173
DICE Therapeutics *	4,614	151
Dicerna Pharmaceuticals Inc *	15,551	314
Dynavax Technologies Corp *	53,690	1,031
Ensign Group Inc/The (A)	20,430	1,530
Evelo Biosciences *(A)	16,311	115
Fate Therapeutics Inc *(A)	5,074	301
Globus Medical Inc, Cl A *	7,124	546
Halozyme Therapeutics Inc *(A)	13,378	544
HealthEquity Inc *(A)	22,664	1,468
Heron Therapeutics Inc * (A)	80,462	860
Heska Corp *	2,880	745
ImmunoGen Inc *	43,668	248
Inari Medical Inc *(A)	3,950	320
Inhibrx Inc *	33,689	1,122
Inovalon Holdings Inc, Cl A *	61,698	2,486
Inspire Medical Systems Inc *	2,921	680
Instil Bio *(A)	24,941	446
Integer Holdings Corp *	14,676	1,311
Intellia Therapeutics Inc *	8,041	1,079
iRadimed Corp *	30,489	1,024
Ironwood Pharmaceuticals Inc, Cl A *	95,775	1,251
Itamar Medical ADR *	30,025	907
IVERIC bio Inc *(A)	68,257	1,108
Kiniksa Pharmaceuticals Ltd, Cl A *	33,964	387
Kodiak Sciences Inc *(A)	10,062	966
LeMaitre Vascular Inc (A)	13,350	709
LivaNova PLC *	5,227	414
MacroGenics Inc *	38,897	815
MannKind Corp *(A)	74,214	323
Maravai LifeSciences Holdings Inc, Cl A *(A)	10,125	497
MaxCyte *	47,043	574
MEDNAX Inc *(A)	33,983	966
Medpace Holdings Inc *	7,325	1,386
Meridian Bioscience Inc *	21,075	405
Merit Medical Systems Inc *(A)	50,535	3,628
Mesa Laboratories Inc (A)	1,102	333
ModivCare Inc *	2,486	452
Myriad Genetics Inc *(A)	13,146	424
Nevro Corp *(A)	6,210	723
NextGen Healthcare Inc *	53,318	752
Olema Pharmaceuticals *(A)	19,259	531
Omnicell Inc *(A)	20,143	2,990
OptimizeRx Corp *	25,863	2,213
Option Care Health Inc *	61,584	1,494
Organogenesis Holdings Inc, Cl A *	62,866	895
ORIC Pharmaceuticals Inc * (A)	33,370	698
Owens & Minor Inc (A)	14,003	438
Pacira BioSciences Inc *	7,099	398
PAVmed *(A)	131,529	1,123
PLx Pharma *	44,041	850
PMV Pharmaceuticals Inc *	16,455	490

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Precigen *	96,639	$482
Precision BioSciences Inc *	42,880	495
Prestige Consumer Healthcare Inc, Cl A *(A)	37,533	2,106
Privia Health Group *	23,917	563
Progyny Inc *(A)	4,087	229
Prothena Corp PLC *	23,374	1,665
Pulmonx Corp *	8,096	291
Puma Biotechnology Inc * (A)	30,153	211
Quidel Corp * (A)	7,695	1,086
R1 RCM Inc *	11,009	242
RAPT Therapeutics Inc *	17,057	530
Relay Therapeutics Inc * (A)	18,846	594
Renalytix ADR * (A)	17,363	348
Revance Therapeutics Inc * (A)	35,544	990
Rigel Pharmaceuticals Inc * (A)	97,632	354
Rubius Therapeutics Inc * (A)	21,740	389
Select Medical Holdings Corp	56,378	2,039
Shockwave Medical Inc * (A)	6,010	1,237
Simulations Plus Inc (A)	2,928	116
SpringWorks Therapeutics Inc *	12,964	822
STAAR Surgical Co *(A)	9,691	1,246
Syneos Health Inc, Cl A *	29,959	2,621
Talis Biomedical *	41,036	256
Tandem Diabetes Care Inc *(A)	4,568	545
TCR2 Therapeutics Inc *	43,939	374
Tenet Healthcare Corp *	41,612	2,765
Treace Medical Concepts *(A)	15,389	414
US Physical Therapy Inc (A)	3,995	442
Vanda Pharmaceuticals Inc *	88,833	1,523
Varex Imaging Corp *	55,374	1,562
Veracyte Inc *(A)	37,861	1,759
Viking Therapeutics Inc *	132,884	835
Vocera Communications Inc *	24,484	1,120
Xencor Inc *(A)	20,732	677

		106,431

Industrials — 17.4%
ABM Industries Inc	46,971	2,114
ACV Auctions, Cl A *	30,138	539
Alight *	99,000	1,136
Applied Industrial Technologies Inc, Cl A (A)	8,255	744
ArcBest Corp (A)	22,371	1,829
Atkore Inc *	12,533	1,089
Atlas Air Worldwide Holdings Inc *	21,861	1,786
Avis Budget Group Inc *(A)	5,903	688
Beacon Roofing Supply Inc *	24,517	1,171
Boise Cascade Co (A)	19,137	1,033
Builders FirstSource Inc * (A)	12,477	646
Byrna Technologies *(A)	17,344	379
Chart Industries Inc *(A)	3,259	623
Cimpress PLC *(A)	12,495	1,085
Clean Harbors Inc *	24,040	2,497
Costamare Inc	15,492	240

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Echo Global Logistics Inc *	74,108	$3,536
EMCOR Group Inc	17,006	1,962
Federal Signal Corp	3,386	131
First Advantage *(A)	59,586	1,135
Forrester Research Inc *	33,855	1,668
Forward Air Corp	18,639	1,547
Franklin Electric Co Inc	7,025	561
GATX (A)	4,753	426
GMS Inc *	11,708	513
Graham Corp, Cl A	11,316	140
Griffon Corp (A)	11,632	286
Herc Holdings Inc (A)	8,059	1,317
Heritage-Crystal Clean Inc *	128,377	3,720
Hillenbrand Inc	40,602	1,732
Hudson Technologies Inc *	300,415	1,060
John Bean Technologies Corp, Cl A (A)	12,231	1,719
Kforce Inc	21,426	1,278
Kirby Corp *	21,197	1,017
Korn Ferry	33,243	2,405
Legalzoom.com *	6,491	171
Masonite International Corp *	5,079	539
Matson Inc (A)	64,909	5,239
Matthews International Corp, Cl A (A)	38,840	1,347
Middleby Corp/The *(A)	11,384	1,941
Montrose Environmental Group Inc *(A)	8,354	516
MYR Group Inc *(A)	7,831	779
Ritchie Bros Auctioneers Inc	46,514	2,868
Shyft Group Inc/The	26,330	1,001
SiteOne Landscape Supply Inc *(A)	3,374	673
SP Plus Corp *	24,173	741
Tennant Co	24,536	1,814
Terex Corp (A)	9,179	386
Textainer Group Holdings Ltd *(A)	14,533	507
Titan Machinery Inc *	21,216	550
TriNet Group Inc *	32,560	3,080
Triton International Ltd (A)	25,587	1,332
TrueBlue Inc *(A)	76,729	2,078
UFP Industries Inc (A)	6,012	409
Veritiv Corp *(A)	7,700	690
Vicor Corp *	6,361	853
Watts Water Technologies Inc, Cl A	3,192	537
Werner Enterprises Inc (A)	10,913	483
WESCO International Inc *	6,769	781
WillScot Mobile Mini Holdings, Cl A *	27,841	883
Zurn Water Solutions	13,594	874

		74,824

Information Technology — 21.3%
8x8 Inc *	41,430	969
A10 Networks Inc *	66,568	897
Actua Corp *(C)(D)	105,055	5
ADTRAN Inc	28,557	536
Agilysys Inc *	4,002	210

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alarm.com Holdings Inc *(A)	5,518	$431
Alkami Technology *	21,162	522
Allegro MicroSystems Inc * (A)	53,885	1,722
Alpha & Omega Semiconductor Ltd *	41,025	1,287
Altair Engineering Inc, Cl A *	7,627	526
Ambarella Inc *	9,112	1,419
Arlo Technologies *	70,381	451
Asana, Cl A *	17,583	1,826
Asure Software Inc *	64,719	583
Avid Technology Inc *(A)	24,228	701
Belden Inc (A)	24,006	1,399
Benefitfocus Inc *(A)	141,288	1,568
Calix Inc *	29,098	1,438
Cambium Networks Corp *	6,147	222
ChannelAdvisor Corp *	35,091	885
Cirrus Logic Inc *	4,592	378
CommVault Systems *	22,773	1,715
Conduent Inc *(A)	64,635	426
CTS Corp (A)	71,877	2,222
Datto Holding Corp *	57,664	1,378
Digital Turbine Inc *(A)	19,289	1,326
DigitalOcean Holdings *	5,963	463
Diodes Inc *	22,226	2,013
Domo Inc, Cl B *	5,972	504
EMCORE Corp *	72,657	544
EVERTEC Inc	20,287	928
ExlService Holdings Inc *	15,159	1,866
Extreme Networks Inc *	32,111	316
Fabrinet *(A)	14,114	1,447
ForgeRock, Cl A *(A)	9,796	381
Globant SA *	1,873	526
Grid Dynamics Holdings *	20,284	593
Harmonic Inc, Cl A *	124,772	1,092
Ichor Holdings Ltd *	7,381	303
InterDigital Inc	12,116	822
International Money Express Inc *	24,134	403
J2 Global Inc *(A)	9,858	1,347
Kulicke & Soffa Industries Inc (A)	43,407	2,530
Latch *	96,404	1,087
Lattice Semiconductor Corp *(A)	26,350	1,704
MACOM Technology Solutions Holdings Inc *	5,711	371
Manhattan Associates Inc *	9,055	1,386
Marathon Digital Holdings * (A)	6,796	215
MaxLinear, Cl A *(A)	18,352	904
Mimecast Ltd *	57,043	3,628
Model N Inc *	33,091	1,109
Momentive Global *	111,311	2,182
Novanta Inc *	4,976	769
Nutanix Inc, Cl A *	14,811	558
Onto Innovation Inc *(A)	16,878	1,219
Perficient Inc *(A)	31,944	3,696

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ping Identity Holding Corp *(A)	50,999	$1,253
Power Integrations Inc	16,142	1,598
Progress Software Corp	9,272	456
Qualys Inc *(A)	4,178	465
Rapid7 Inc *(A)	10,158	1,148
Rimini Street Inc *	54,298	524
Sanmina Corp *(A)	42,928	1,654
SEMrush Holdings, Cl A *(A)	22,037	508
SiTime Corp *	5,613	1,146
Sprout Social Inc, Cl A *	10,692	1,304
SPS Commerce Inc *(A)	12,555	2,025
Switch Inc, Cl A	31,157	791
Synaptics Inc *(A)	10,032	1,803
TaskUS, Cl A *	13,283	882
TTEC Holdings Inc	24,039	2,248
TTM Technologies Inc *(A)	123,649	1,554
Ultra Clean Holdings Inc *(A)	29,581	1,260
Upland Software Inc *(A)	19,518	653
Varonis Systems Inc, Cl B *	11,207	682
Verint Systems Inc *	26,109	1,169
Veritone *(A)	30,830	737
Vertex, Cl A *(A)	36,208	696
Viavi Solutions Inc *	68,111	1,072
Vishay Intertechnology Inc (A)	82,370	1,655
Workiva Inc, Cl A *	18,014	2,539
Zuora Inc, Cl A *	84,729	1,405

		91,175

Materials — 2.4%
Alcoa Corp *	11,112	544
Commercial Metals Co, Cl A (A)	40,198	1,224
Greif Inc, Cl A	9,622	622
Livent Corp *	26,896	622
Louisiana-Pacific Corp	24,728	1,518
Materion Corp	5,922	406
Olin Corp	11,371	549
Orion Engineered Carbons *	35,868	654
Ranpak Holdings Corp, Cl A *(A)	75,843	2,034
Schnitzer Steel Industries Inc, Cl A (A)	22,483	985
Trinseo SA (A)	22,794	1,230

		10,388

Real Estate — 2.6%
CareTrust Inc ‡	15,460	314
CorePoint Lodging *‡	6,477	100
Cushman & Wakefield PLC *‡(A)	24,604	458
Easterly Government Properties Inc, Cl A ‡	19,409	401
EastGroup Properties Inc ‡(A)	2,315	386
Hersha Hospitality Trust, Cl A *‡	26,306	245
Independence Realty Trust ‡(A)	34,496	702
iStar Inc ‡(A)	73,065	1,833
National Storage Affiliates Trust ‡	34,408	1,816
NexPoint Residential Trust Inc ‡	7,604	471

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PotlatchDeltic Corp ‡(A)	23,649	$1,220
RE/MAX Holdings Inc, Cl A ‡	15,210	474
Realogy Holdings Corp *(A)	47,963	841
SITE Centers Corp ‡(A)	47,425	732
St Joe Co/The ‡(A)	2,825	119
Tanger Factory Outlet Centers Inc ‡(A)	19,000	310
Uniti Group Inc ‡(A)	9,381	116
Whitestone REIT, Cl B ‡	44,605	436

		10,974

Utilities — 0.4%
American States Water Co	4,730	404
Otter Tail Corp (A)	10,249	574
Portland General Electric Co	5,192	244
Spire Inc (A)	5,529	338

		1,560

Total Common Stock (Cost $337,710) ($ Thousands)		421,946

AFFILIATED PARTNERSHIP —38.0%
SEI Liquidity Fund, L.P. 0.010% **†(E)	162,824,269	162,855

Total Affiliated Partnership (Cost $162,856) ($ Thousands)		162,855

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	6,747,066	6,747

Total Cash Equivalent (Cost $6,747) ($ Thousands)		6,747

Total Investments in Securities — 138.1% (Cost $507,313) ($ Thousands)		$591,548

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Small Cap Growth Fund (Continued)

Percentages are based on Net Assets of $428,405 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2021.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $157,620 ($Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $1,109 ($ Thousands) and represented 0.3% of the Net Assets of the Fund.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered restricted. The total market value of such securities as of September 30, 2021 was $60 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.
(E)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $162,855 ($ Thousands).

ADR	— American Depositary Receipt
Cl	— Class
L.P.	— Limited Partnership
Ltd.	— Limited
PLC	— Public Limited Company

REIT — Real Estate investment Trust

TRAN — Tax Revenue Anticipation Note

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	421,881	–	65	421,946
Affiliated Partnership	–	162,855	–	162,855
Cash Equivalent	6,747	–	–	6,747

Total Investments in Securities	428,628	162,855	65	591,548

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the period ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$14,256	$377,588	$ (228,987)	$ 2	$ (4)	$162,855	162,824,269	$ 280	$ —
SEI Daily Income Trust, Government Fund, Cl F	5,613	123,616	(122,482)	—	—	6,747	6,747,066	1	—

Totals	$19,869	$501,204	$ (351,469)	$ 2	$ (4)	$169,602		$ 281	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Communication Services — 4.2%
ATN International Inc	4,814	$225
Boston Omaha Corp, Cl A *	3,497	136
Cable One Inc	1,150	2,085
Cinemark Holdings Inc *	515,075	9,895
Cogent Communications Holdings Inc	18,392	1,303
Electronic Arts Inc	2,290	326
IAC *	3,105	405
iHeartMedia Inc *	33,736	844
Interpublic Group of Cos Inc/The	24,754	908
Iridium Communications Inc *	71,000	2,829
John Wiley & Sons Inc, Cl A	68,976	3,601
Lions Gate Entertainment Corp, Cl A *	439,020	6,230
Match Group Inc *	1,449	227
New York Times Co/The, Cl A	6,261	308
Nexstar Media Group Inc, Cl A	68,960	10,479
Ooma Inc *	12,922	240
Take-Two Interactive Software Inc, Cl A *	3,431	529
TechTarget Inc *	534	44
United States Cellular Corp *	11,940	381
Vimeo *	5,040	148
WideOpenWest Inc *	29,470	579
World Wrestling Entertainment Inc, Cl A	28,861	1,624

		43,346

Consumer Discretionary — 10.2%
1-800-Flowers.com Inc, Cl A *	20,866	637
Abercrombie & Fitch Co, Cl A *	20,563	774
Advance Auto Parts Inc	10,274	2,146
American Eagle Outfitters Inc (A)	124,000	3,199
America’s Car-Mart Inc/TX *	5,643	659
Asbury Automotive Group Inc *	3,907	769
AutoNation Inc *	1,730	211
Bloomin’ Brands Inc *	185,180	4,630
Boot Barn Holdings Inc *	8,000	711
Bright Horizons Family Solutions Inc *	1,538	214
Brinker International Inc *	84,076	4,124
CarParts.com Inc *	26,372	412
Carriage Services Inc	26,433	1,179
Carter’s Inc	15,498	1,507
Century Communities Inc	15,398	946
Columbia Sportswear Co	3,000	288
Cooper-Standard Holdings Inc *	70,224	1,539
Crocs Inc *	8,224	1,180
Dave & Buster’s Entertainment Inc *	43,840	1,680
Deckers Outdoor Corp *	3,400	1,225
Dorman Products Inc *	2,086	198
Etsy Inc *	25,967	5,400
Everi Holdings Inc *	9,172	222
Golden Entertainment Inc *	21,375	1,049
Green Brick Partners Inc *	9,317	191
Group 1 Automotive Inc	4,472	840

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Haverty Furniture Cos Inc	25,532	$861
Helen of Troy Ltd *	11,676	2,623
Hibbett Sports Inc	17,681	1,251
Inspired Entertainment Inc *(A)	43,346	507
Installed Building Products Inc	676	72
Kontoor Brands Inc	4,093	204
LCI Industries	24,809	3,340
Lithia Motors Inc, Cl A	24,454	7,753
LKQ Corp	59,641	3,001
M/I Homes Inc *	2,598	150
Macy’s Inc	20,000	452
MDC Holdings Inc	3,306	155
Modine Manufacturing Co *	557,125	6,312
Monarch Casino & Resort Inc *	15,917	1,066
Movado Group Inc	18,795	592
Murphy USA Inc	5,255	879
Norwegian Cruise Line Holdings Ltd *(A)	63,703	1,702
Ollie’s Bargain Outlet Holdings Inc *	3,893	235
Overstock.com *	8,538	665
Oxford Industries Inc, Cl A	14,810	1,335
Papa John’s International Inc, Cl A	12,000	1,524
Pool Corp	18,837	8,183
PulteGroup Inc	506	23
Rent-A-Center Inc/TX	16,566	931
SeaWorld Entertainment Inc *	13,202	730
Signet Jewelers Ltd	15,111	1,193
Skechers USA Inc, Cl A *	37,863	1,595
Skyline Champion Corp *	7,016	421
Sleep Number Corp *	4,465	417
Sonos Inc *	24,186	783
Standard Motor Products Inc	10,345	452
Steven Madden Ltd	21,598	867
Strategic Education Inc	14,081	993
Stride *	41,300	1,484
Taylor Morrison Home Corp, Cl A *	95,826	2,470
Urban Outfitters Inc *	72,105	2,141
Vail Resorts Inc	9,517	3,179
Vera Bradley Inc *	490,500	4,616
Victoria’s Secret *	21,413	1,183
Whirlpool Corp	3,320	677
Williams-Sonoma Inc	7,799	1,383
XPEL Inc *	11,009	835

		105,165

Consumer Staples — 4.1%
BJ’s Wholesale Club Holdings Inc *	24,382	1,339
Boston Beer Co Inc/The, Cl A *	1,000	510
Calavo Growers Inc	31,222	1,194
Casey’s General Stores Inc	6,437	1,213
Celsius Holdings Inc *	25,654	2,311
Central Garden & Pet Co, Cl A *	27,121	1,166
Coca-Cola Consolidated Inc	2,500	985
Darling Ingredients Inc *	16,819	1,209

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Flowers Foods Inc	23,770	$562
Freshpet Inc *	8,866	1,265
Hostess Brands Inc, Cl A *	468,657	8,141
Ingles Markets Inc, Cl A	6,621	437
Ingredion Inc	9,898	881
J & J Snack Foods Corp	7,030	1,074
John B Sanfilippo & Son Inc	13,714	1,121
Kroger Co/The	6,156	249
Lancaster Colony Corp	5,300	895
Medifast Inc	25,737	4,958
Performance Food Group Co *	6,364	296
Pilgrim’s Pride Corp *	11,116	323
Post Holdings Inc *	7,519	828
PriceSmart Inc	12,923	1,002
Sanderson Farms Inc	3,867	728
Seaboard Corp	144	590
Seneca Foods Corp, Cl A *	315	15
Spectrum Brands Holdings Inc	38,289	3,663
Sprouts Farmers Market Inc *	27,834	645
Universal Corp/VA	18,077	874
US Foods Holding Corp *	10,313	357
USANA Health Sciences Inc *	7,864	725
Village Super Market Inc, Cl A	15,188	329
WD-40 Co	2,556	592
Weis Markets Inc	27,069	1,423

		41,900

Energy — 3.1%
ChampionX Corp *	62,357	1,394
Cimarex Energy Co	98,294	8,571
Delek US Holdings Inc *	378,279	6,798
DHT Holdings Inc	26,083	170
DT Midstream	55,000	2,543
HollyFrontier Corp	22,221	736
Marathon Petroleum Corp	7,296	451
Ovintiv Inc	27,987	920
Pioneer Natural Resources Co	19,058	3,173
Rattler Midstream LP (B)	197,239	2,316
Southwestern Energy Co *	239,414	1,327
Viper Energy Partners LP (B)	185,573	4,055

		32,454

Financials — 16.9%
Affiliated Managers Group Inc	1,488	225
Alleghany Corp *	1,001	625
Allstate Corp/The	1,408	179
Altabancorp	23,776	1,050
A-Mark Precious Metals *	7,917	475
American Equity Investment Life Holding Co	110,591	3,270
American Financial Group Inc/OH	13,674	1,721
Ameriprise Financial Inc	4,701	1,242
AMERISAFE Inc	9,132	513
Arch Capital Group Ltd *	10,008	382

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Argo Group International Holdings Ltd	103,605	$5,410
Arrow Financial Corp	20,565	707
Artisan Partners Asset Management Inc, Cl A	10,919	534
AssetMark Financial Holdings *	20,000	497
Assurant Inc	5,558	877
Axos Financial Inc *	48,113	2,480
Bank First	2,745	195
Bank OZK	55,988	2,406
BankUnited Inc	139,523	5,835
BGC Partners Inc, Cl A	1,099,126	5,726
Brookline Bancorp Inc, Cl A	24,112	368
Byline Bancorp Inc	36,618	899
Camden National Corp	18,864	904
Canadian Imperial Bank of Commerce	3,321	370
Capital City Bank Group Inc	9,652	239
Central Pacific Financial Corp	20,245	520
CNB Financial Corp/PA	67,297	1,638
CNO Financial Group Inc	289,034	6,804
Columbia Banking System Inc	130,235	4,948
Columbia Financial Inc *	58,169	1,076
Community Trust Bancorp Inc	27,038	1,138
Customers Bancorp Inc *	9,126	393
Diamond Hill Investment Group Inc	2,001	351
Donnelley Financial Solutions Inc *	69,539	2,407
Eagle Bancorp Inc	29,167	1,677
Employers Holdings Inc	17,888	706
Everest Re Group Ltd	6,060	1,520
FactSet Research Systems Inc	1,300	513
Farmers National Banc Corp	24,544	386
Federated Hermes Inc, Cl B	12,810	416
Financial Institutions Inc	51,330	1,573
First American Financial Corp	3,200	215
First Busey Corp	41,765	1,029
First Citizens BancShares Inc/NC, Cl A	775	653
First Commonwealth Financial Corp	316,920	4,320
First Community Bankshares Inc	66,479	2,109
First Horizon Corp	28,409	463
First Merchants Corp	77,646	3,249
First Midwest Bancorp Inc/IL	116,007	2,205
Flagstar Bancorp Inc	11,796	599
FNB Corp/PA	494,669	5,748
Great Southern Bancorp Inc	13,042	715
Great Western Bancorp Inc	86,378	2,828
Green Dot Corp, Cl A *	66,686	3,356
Hanover Insurance Group Inc/The, Cl A	25,705	3,332
HomeStreet Inc	10,400	428
HomeTrust Bancshares Inc	4,975	139
Horace Mann Educators Corp, Cl A	21,962	874
Houlihan Lokey Inc, Cl A	8,726	804
Huntington Bancshares Inc/OH	103,368	1,598
Independent Bank Corp/MI	18,386	395

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LendingClub *	43,107	$1,217
Lincoln National Corp	3,278	225
MarketAxess Holdings Inc	350	147
Mercantile Bank Corp	10,589	339
Merchants Bancorp/IN	40,825	1,611
Mercury General Corp	3,404	189
MidWestOne Financial Group Inc	16,411	495
Moelis & Co, Cl A	12,000	742
Morgan Stanley	7,661	745
Morningstar Inc, Cl A	5,718	1,481
OFG Bancorp	133,441	3,365
Origin Bancorp Inc	25,847	1,095
Pacific Premier Bancorp Inc	99,184	4,110
PacWest Bancorp	433,442	19,644
PCSB Financial Corp	20,078	370
Peoples Bancorp Inc/OH	11,194	354
Piper Sandler Cos	8,823	1,222
PJT Partners Inc	16,396	1,297
Popular Inc	11,261	875
Premier Financial Corp	3,200	102
PROG Holdings Inc *	35,000	1,470
Provident Financial Services Inc	24,819	583
Reinsurance Group of America Inc, Cl A	7,938	883
Reliant Bancorp Inc	23,302	736
RenaissanceRe Holdings Ltd	7,345	1,024
Republic Bancorp Inc/KY, Cl A	10,585	536
Safety Insurance Group Inc	7,585	601
Selective Insurance Group Inc	19,688	1,487
ServisFirst Bancshares Inc	26,000	2,023
Sierra Bancorp	36,085	876
Starwood Property Trust Inc ‡	310,592	7,582
Stewart Information Services Corp	21,161	1,339
Stifel Financial Corp	5,705	388
SVB Financial Group, Cl B *	3,773	2,441
Towne Bank/Portsmouth VA	17,345	540
TPG RE Finance Trust Inc ‡	58,414	723
TriCo Bancshares	22,196	963
UMB Financial Corp	1,500	145
UMH Properties ‡	42,338	970
Umpqua Holdings Corp	229,225	4,642
United Fire Group Inc	57,059	1,318
Univest Financial Corp	60,000	1,643
Virtus Investment Partners Inc	4,899	1,520
Waterstone Financial Inc	85,678	1,756

		174,068

Health Care — 11.6%
ABIOMED Inc *	967	315
Acceleron Pharma Inc *	627	108
Aerie Pharmaceuticals Inc *	79,844	910
Albireo Pharma Inc *	27,946	872
AmerisourceBergen Corp, Cl A	4,713	563
AMN Healthcare Services Inc *	39,759	4,562

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AnaptysBio Inc *	9,019	$245
Apollo Endosurgery *	193,308	1,751
Arcus Biosciences Inc *	4,789	167
AtriCure Inc *	14,000	974
Biohaven Pharmaceutical Holding Co Ltd *	25,000	3,473
BioMarin Pharmaceutical Inc *	4,059	314
Bio-Techne Corp	3,600	1,744
Blueprint Medicines Corp *	7,000	720
Bridgebio Pharma Inc *	2,632	123
Bruker Corp	7,000	547
Catalent Inc *	16,500	2,196
Charles River Laboratories International Inc *	7,525	3,105
Chemed Corp	5,665	2,635
ChromaDex Corp *	42,607	267
Co-Diagnostics Inc *(A)	236,973	2,306
Collegium Pharmaceutical Inc *	43,400	857
Computer Programs and Systems Inc *	21,134	749
CorVel Corp *	3,132	583
Cross Country Healthcare Inc *	57,260	1,216
CryoLife Inc *	680	15
Eagle Pharmaceuticals Inc/DE *	5,937	331
Emergent BioSolutions Inc *	40,957	2,051
Encompass Health Corp	19,928	1,495
Ensign Group Inc/The	4,885	366
Fate Therapeutics Inc *	11,655	691
Fulgent Genetics Inc *	1,200	108
Global Blood Therapeutics Inc *	23,123	589
Globus Medical Inc, Cl A *	14,804	1,134
HealthStream Inc *	21,679	620
Henry Schein Inc *	10,000	762
Heska Corp *	7,667	1,982
Hill-Rom Holdings Inc	8,508	1,276
ICON PLC *	7,886	2,066
ICU Medical Inc *	5,669	1,323
IDEXX Laboratories Inc *	458	285
Incyte Corp *	3,300	227
Inovalon Holdings Inc, Cl A *	71,259	2,871
Insmed Inc *	31,452	866
Inspire Medical Systems Inc *	5,312	1,237
Integra LifeSciences Holdings Corp *	20,000	1,370
Intellia Therapeutics Inc *	6,374	855
Iovance Biotherapeutics Inc *	62,368	1,538
Jazz Pharmaceuticals PLC *	5,000	651
Karyopharm Therapeutics Inc *	174,871	1,018
Kiniksa Pharmaceuticals Ltd, Cl A *	17,986	205
LeMaitre Vascular Inc	9,467	503
LHC Group Inc *	6,905	1,083
Ligand Pharmaceuticals Inc *	28,582	3,982
Masimo Corp *	3,863	1,046
Medpace Holdings Inc *	12,087	2,288
Merit Medical Systems Inc *	10,000	718

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mettler-Toledo International Inc *	411	$566
ModivCare Inc *	4,264	774
Myriad Genetics Inc *	47,139	1,522
National HealthCare Corp	12,608	882
Natus Medical Inc *	29,663	744
Neogen Corp, Cl B *	8,052	350
NeoGenomics Inc *	18,676	901
Neurocrine Biosciences Inc *	10,038	963
Nevro Corp *	729	85
NextGen Healthcare Inc *	8,065	114
Novocure Ltd *	2,480	288
Omnicell Inc *	5,263	781
OptimizeRx Corp *	22,618	1,935
Option Care Health Inc *	40,000	970
Ortho Clinical Diagnostics Holdings *	8,326	154
Orthofix Medical Inc *	14,375	548
Owens & Minor Inc	39,047	1,222
Pacira BioSciences Inc *	44,489	2,491
Penumbra Inc *	1,427	380
PerkinElmer Inc	12,707	2,202
Phathom Pharmaceuticals *	11,481	369
Phibro Animal Health Corp, Cl A	32,589	702
Premier Inc, Cl A	80,870	3,135
Prestige Consumer Healthcare Inc, Cl A *	46,904	2,632
Prothena Corp PLC *	17,489	1,246
Puma Biotechnology Inc *	156,069	1,094
QIAGEN NV *	10,000	517
R1 RCM Inc *	3,992	88
Reata Pharmaceuticals Inc, Cl A *	5,475	551
Relmada Therapeutics Inc *	13,430	352
Repligen Corp *	6,804	1,966
Revance Therapeutics Inc *	82,213	2,290
SeaSpine Holdings Corp *	11,657	183
Select Medical Holdings Corp	25,000	904
Shockwave Medical Inc *	9,100	1,873
SIGA Technologies Inc *	2,198	16
STAAR Surgical Co *	5,000	643
STERIS PLC	1	—
Supernus Pharmaceuticals Inc *	21,474	573
Syneos Health Inc, Cl A *	96,849	8,472
Teleflex Inc	8,291	3,122
Tenet Healthcare Corp *	14,535	966
United Therapeutics Corp *	7,055	1,302
Utah Medical Products Inc	6,164	572
Vir Biotechnology *	7,158	312
Vocera Communications Inc *	10,000	458
West Pharmaceutical Services Inc	1	—
Xencor Inc *	5,719	187
Zogenix Inc *	21,820	331

		119,582

Industrials — 15.2%
A O Smith Corp	4,400	269

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ACCO Brands Corp	1,004,261	$8,627
Advanced Drainage Systems Inc	16,174	1,750
AECOM *	13,579	858
AeroVironment Inc *	2,187	189
Altra Industrial Motion Corp	11,202	620
Applied Industrial Technologies Inc, Cl A	12,000	1,082
ArcBest Corp	17,512	1,432
Armstrong World Industries Inc	25,821	2,465
Atkore Inc *	39,667	3,448
Atlas Air Worldwide Holdings Inc *	53,933	4,405
Boise Cascade Co	4,228	228
Builders FirstSource Inc *	32,997	1,707
BWX Technologies Inc, Cl W	83,506	4,498
CAI International Inc	23,231	1,299
Casella Waste Systems Inc, Cl A *	5,000	380
CBIZ Inc *	2,449	79
Cintas Corp	3,186	1,213
Clean Harbors Inc *	7,022	729
Colfax Corp *	192,422	8,832
CoStar Group Inc *	44,460	3,826
CRA International Inc	11,678	1,160
CSW Industrials Inc	1,824	233
Curtiss-Wright Corp	15,306	1,931
Echo Global Logistics Inc *	8,703	415
EMCOR Group Inc	19,007	2,193
Ennis Inc	34,657	653
Evoqua Water Technologies Corp *	9,047	340
Exponent Inc	30,000	3,394
Forrester Research Inc *	9,468	466
Franklin Covey Co *	648	26
Franklin Electric Co Inc	10,000	798
FTI Consulting Inc *	10,890	1,467
GMS Inc *	5,209	228
Gorman-Rupp Co/The	8,693	311
GXO Logistics *	78,605	6,166
Helios Technologies Inc	11,524	946
Heritage-Crystal Clean Inc *	29,302	849
Hillenbrand Inc	8,146	347
Hub Group Inc, Cl A *	12,964	891
IAA Inc *	84,934	4,635
ICF International Inc, Cl A	4,655	416
IDEX Corp	4,000	828
JetBlue Airways Corp *	360,212	5,508
Kadant Inc	16,160	3,298
Kaman Corp, Cl A	24,889	888
KAR Auction Services Inc *	189,490	3,106
Kelly Services Inc, Cl A	4,601	87
Kforce Inc	10,057	600
L3Harris Technologies Inc	2,036	448
Landstar System Inc	8,600	1,357
Macquarie Infrastructure Corp *	18,400	746
ManTech International Corp/VA, Cl A	12,947	983

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Masonite International Corp *	37,876	$4,020
Matson Inc	26,632	2,149
Matthews International Corp, Cl A	35,888	1,245
Meritor Inc *	39,622	844
MSA Safety Inc	10,698	1,559
MSC Industrial Direct Co Inc, Cl A	3,679	295
MYR Group Inc *	22,025	2,191
Old Dominion Freight Line Inc, Cl A	9,957	2,848
Park Aerospace Corp	4,201	57
Radiant Logistics Inc *	49,017	313
RBC Bearings Inc *	4,000	849
Resideo Technologies Inc *	36,899	915
Resources Connection Inc	21,841	345
REV Group Inc	35,000	601
Rush Enterprises Inc, Cl A	38,922	1,758
Saia Inc *	7,000	1,666
Schneider National Inc, Cl B	13,231	301
Science Applications International Corp	10,962	938
Shyft Group Inc/The	28,592	1,087
Simpson Manufacturing Co Inc	8,867	949
SiteOne Landscape Supply Inc *	3,529	704
SPX FLOW Inc	19,418	1,419
Standex International Corp	5,842	578
Tetra Tech Inc	27,739	4,143
Textainer Group Holdings Ltd	56,064	1,957
Toro Co/The	2,800	273
Trinity Industries Inc	142,479	3,871
TrueBlue Inc *	50,000	1,354
UFP Industries Inc	9,396	639
United Rentals Inc *	4,375	1,535
Upwork Inc *	16,655	750
Vicor Corp *	8,907	1,195
Werner Enterprises Inc	29,446	1,304
WESCO International Inc *	82,351	9,497
Westinghouse Air Brake Technologies Corp	3,600	310
XPO Logistics Inc *	78,605	6,255
Zurn Water Solutions	21,000	1,350

		155,714

Information Technology — 19.6%
A10 Networks Inc	136,224	1,836
ACI Worldwide Inc *	348,764	10,718
Agilysys Inc *	13,470	705
Alliance Data Systems Corp	78,984	7,969
Alpha & Omega Semiconductor Ltd *	39,527	1,240
Ambarella Inc *	3,720	579
Amdocs Ltd	14,000	1,060
American Software Inc/GA, Cl A	30,440	723
Amkor Technology Inc	50,512	1,260
ANSYS Inc *	2,600	885
Arista Networks Inc *	2,488	855
Aspen Technology Inc *	25,476	3,128
Axcelis Technologies Inc *	22,971	1,080

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Belden Inc	21,158	$1,233
Benchmark Electronics Inc	10,822	289
Broadridge Financial Solutions Inc	1,700	283
Cadence Design Systems Inc *	12,100	1,832
Calix Inc *	48,212	2,383
Cass Information Systems Inc	9,000	377
ChannelAdvisor Corp *	51,607	1,302
Cognyte Software Ltd *	84,053	1,727
CommVault Systems Inc *	26,733	2,013
Conduent Inc *	113,376	747
Cornerstone OnDemand Inc *	28,250	1,618
CSG Systems International Inc	16,561	798
Diodes Inc *	15,000	1,359
Domo Inc, Cl B *	21,980	1,856
Enphase Energy Inc *	1,238	186
Entegris Inc	17,705	2,229
EPAM Systems Inc *	5,383	3,071
Euronet Worldwide Inc *	40,502	5,155
EVERTEC Inc	63,730	2,914
ExlService Holdings Inc *	24,383	3,002
Extreme Networks Inc *	99,244	978
Fair Isaac Corp *	2,500	995
Five9 Inc *	990	158
FormFactor Inc *	600	22
Gartner Inc *	1,518	461
Genpact Ltd	30,604	1,454
Global Payments Inc	1,009	159
Globant SA *	4,500	1,265
GreenSky Inc, Cl A *	157,220	1,758
Hackett Group Inc/The	37,239	731
Ichor Holdings Ltd *	16,589	682
II-VI Inc *	15,210	903
Information Services Group Inc	91,763	659
Insight Enterprises Inc *	21,641	1,949
Intelligent Systems Corp *	358	15
International Money Express Inc *	1,250	21
J2 Global Inc *	182,000	24,865
Lattice Semiconductor Corp *	37,782	2,443
Lumentum Holdings Inc *	21,910	1,830
MACOM Technology Solutions Holdings Inc *	12,485	810
Manhattan Associates Inc *	10,280	1,573
MAXIMUS Inc	35,530	2,956
MicroStrategy Inc, Cl A *	726	420
Model N Inc *	21,638	725
Monolithic Power Systems Inc	6,335	3,070
N-Able *	372	5
National Instruments Corp	370	14
NCR Corp *	26,596	1,031
Nuance Communications Inc *	17,654	972
NVE Corp	9,565	612
ON Semiconductor Corp *	108,955	4,987

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
OSI Systems Inc *	184	$17
Palo Alto Networks Inc *	786	376
Paylocity Holding Corp *	1,359	381
Perficient Inc *	12,505	1,447
Photronics Inc *	204,266	2,784
Power Integrations Inc	20,000	1,980
Progress Software Corp	5,788	285
PTC Inc *	19,109	2,289
QAD Inc, Cl A	5,106	446
Qorvo Inc *	1	—
Qualys Inc *	10,000	1,113
Radware Ltd *	26,112	880
Rambus Inc *	12,784	284
RingCentral Inc, Cl A *	773	168
Semtech Corp *	69,289	5,402
Shutterstock Inc	21,003	2,380
Silicon Motion Technology Corp ADR	242,213	16,708
SiTime Corp *	5,000	1,021
SolarWinds *	372	6
SPS Commerce Inc *	16,563	2,672
Super Micro Computer Inc *	159,172	5,821
Synopsys Inc *	5,999	1,796
Teledyne Technologies Inc *	16,712	7,179
Tenable Holdings Inc *	29,500	1,361
Teradyne Inc	11,312	1,235
Trade Desk Inc/The, Cl A *	18,960	1,333
TTEC Holdings Inc	31,473	2,944
Tucows Inc, Cl A *	1,294	102
Tyler Technologies Inc *	4,508	2,068
Verint Systems Inc *	112,718	5,049
Vishay Intertechnology Inc	134,673	2,706
Wix.com Ltd *	15,023	2,944
WNS Holdings Ltd ADR *	26,370	2,157

		202,269

Materials — 6.5%
Alamos Gold Inc, Cl A	15,438	111
Albemarle Corp	4,500	985
Ashland Global Holdings Inc	55,852	4,977
Avery Dennison Corp	2,472	512
Avient Corp	22,000	1,020
Axalta Coating Systems Ltd *	164,272	4,795
B2Gold Corp	729,175	2,494
Balchem Corp	20,761	3,012
Century Aluminum Co *	184,374	2,480
Chase	19,884	2,031
Commercial Metals Co, Cl A	253,535	7,723
Crown Holdings Inc	4,800	484
Domtar Corp *	39,444	2,151
FMC Corp	102,303	9,367
Fortitude Gold Corp	40,846	276
Hawkins Inc	12,136	423
Hecla Mining Co	122,175	672

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ingevity Corp *	36,000	$2,569
Louisiana-Pacific Corp	18,357	1,127
Materion Corp	9,421	647
NewMarket Corp	5,572	1,888
Novagold Resources Inc *	94,000	647
Packaging Corp of America	2,600	357
Ramaco Resources *	119,658	1,473
Resolute Forest Products Inc *	88,838	1,057
Royal Gold Inc, Cl A	8,757	836
Silgan Holdings Inc	270,689	10,384
Stepan Co	9,000	1,016
TriMas Corp	23,190	750
Trinseo SA	19,074	1,030

		67,294

Real Estate — 5.6%
Acadia Realty Trust ‡	51,839	1,058
Camden Property Trust ‡	13,101	1,932
CareTrust Inc ‡	19,035	387
CatchMark Timber Trust Inc, Cl A ‡	108,771	1,291
Centerspace‡	15,417	1,457
City Office REIT ‡	17,779	317
Community Healthcare Trust Inc ‡	384	17
CorePoint Lodging *‡	35,250	546
CubeSmart‡	20,000	969
EastGroup Properties Inc ‡	14,800	2,466
Equity LifeStyle Properties ‡	20,564	1,606
First Industrial Realty Trust Inc ‡	24,000	1,250
FRP Holdings Inc *	4,575	256
Gaming and Leisure Properties Inc ‡	167,435	7,756
Getty Realty Corp ‡	28,351	831
Gladstone Commercial Corp ‡	33,797	711
Howard Hughes Corp/The *‡	52,099	4,575
Independence Realty Trust ‡	113,415	2,308
Invitation Homes Inc ‡	32,569	1,248
Kennedy-Wilson Holdings Inc ‡	67,500	1,412
Kite Realty Group Trust ‡	34,895	710
Life Storage Inc ‡	4,650	534
Medical Properties Trust Inc ‡	410,854	8,246
Monmouth Real Estate Investment Corp, Cl A ‡	33,371	622
National Health Investors Inc ‡	265	14
National Storage Affiliates Trust ‡	25,689	1,356
Newmark Group Inc, Cl A ‡	465,886	6,667
One Liberty Properties Inc ‡	788	24
PS Business Parks Inc ‡	6,125	960
RMR Group Inc/The, Cl A ‡	23,159	775
RPT Realty ‡	148,901	1,900
Safehold Inc ‡	19,251	1,384
Spirit Realty Capital Inc ‡	387	18
Sun Communities Inc ‡	1,653	306
Terreno Realty Corp ‡	15,348	970

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ventas Inc ‡	7,436	$411

		57,290

Utilities — 1.6%
American States Water Co	6,000	513
Artesian Resources Corp, Cl A	30,081	1,148
Brookfield Infrastructure, Cl A (A)	8,000	479
Brookfield Renewable, Cl A	15,000	582
California Water Service Group, Cl A	8,000	472
Chesapeake Utilities Corp	6,037	725
Hawaiian Electric Industries Inc	21,153	864
IDACORP Inc, Cl A	10,909	1,128
MDU Resources Group Inc	14,335	425
MGE Energy Inc	21,134	1,553
Middlesex Water Co	22,660	2,329
Northwest Natural Holding Co	8,000	368
NorthWestern Corp	5,270	302
Otter Tail Corp	29,000	1,623
Portland General Electric Co	43,378	2,038
SJW Group	8,500	562
UGI Corp	6,450	275
Unitil Corp	11,188	479
York Water Co/The	18,850	823

		16,688

Total Common Stock (Cost $588,048) ($ Thousands)		1,015,770

AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, L.P. 0.010% **†(C)	8,117,163	8,126

Total Affiliated Partnership (Cost $8,118) ($ Thousands)		8,126

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	14,569,441	14,569

Total Cash Equivalent (Cost $14,569) ($ Thousands)		14,569

Total Investments in Securities — 100.8% (Cost $610,735) ($ Thousands)		$1,038,465

Percentages are based on Net Assets of $1,030,276 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.
‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $7,393 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $6,371 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $8,126 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Small/Mid Cap Fund (Continued)

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,015,770	–	–	1,015,770
Affiliated Partnership	–	8,126	–	8,126
Cash Equivalent	14,569	–	–	14,569

Total Investments in Securities	1,030,339	8,126	–	1,038,465

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 28,359	$ 224,557	$ (244,798)	$ 10	$ (2)	$ 8,126	8,117,163	$ 91	$—
SEI Daily Income Trust, Government Fund, Cl F	18,861	139,538	(143,830)	—	—	14,569	14,569,441	2	—

Totals	$ 47,220	$ 364,095	$ (388,628)	$ 10	$ (2)	$ 22,695		$ 93	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 4.5%
Discovery Inc, Cl C *	3,730	$90
DISH Network Corp, Cl A *	4,273	186
Interpublic Group of Cos Inc/The	7,156	262
Liberty Media Corp-Liberty SiriusXM *	2,676	127
Match Group Inc *	787	124
News Corp, Cl A	9,142	215
News Corp, Cl B	7,140	166
Nexstar Media Group Inc, Cl A	1,542	234
Omnicom Group Inc	2,018	146
Pinterest Inc, Cl A *	4,785	244
Playtika Holding Corp *	9,435	261
Roku Inc, Cl A *	1,169	366
Spotify Technology SA *	544	123
Take-Two Interactive Software Inc, Cl A *	3,326	512
Twitter Inc *	4,099	248
Zillow Group Inc, Cl A *	1,160	103
Zillow Group Inc, Cl C *	3,287	290

		3,697

Consumer Discretionary — 15.3%
Advance Auto Parts Inc	729	152
AutoNation Inc *	3,589	437
AutoZone Inc *	471	800
Bath & Body Works Inc	3,835	242
Best Buy Co Inc	1,195	126
BorgWarner Inc	5,748	248
Boyd Gaming Corp *	3,379	214
Caesars Entertainment Inc *	1,742	196
Capri Holdings Ltd *	2,240	108
Carter’s Inc	3,681	358
Carvana Co, Cl A *	460	139
Chipotle Mexican Grill Inc, Cl A *	40	73
Columbia Sportswear Co	2,553	245
Darden Restaurants Inc	452	68
Dick’s Sporting Goods Inc	2,432	291
Dollar General Corp	623	132
Dollar Tree Inc *	6,117	585
Domino’s Pizza Inc	731	349
DoorDash, Cl A *	514	106
DR Horton Inc	3,781	317
Etsy Inc *	383	80
Foot Locker Inc, Cl A	3,540	162
frontdoor Inc *	4,546	190
Garmin Ltd	2,062	321
Harley-Davidson Inc, Cl A	3,789	139
Hasbro Inc	1,994	178
Kohl’s Corp	2,378	112
Lennar Corp, Cl A	1,645	154
Lennar Corp, Cl B	1,851	144
Leslie’s Inc *	4,510	93
LKQ Corp *	10,531	530

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lululemon Athletica Inc *	1,080	$437
Marriott Vacations Worldwide Corp	1,718	270
Mattel Inc *	3,610	67
Mohawk Industries Inc *	1,059	188
Norwegian Cruise Line Holdings Ltd *	4,718	126
NVR Inc *	42	201
O’Reilly Automotive Inc *	895	547
Peloton Interactive Inc, Cl A *	987	86
Penn National Gaming Inc *	1,731	125
Penske Automotive Group Inc, Cl A	1,968	198
Pool Corp	1,125	489
PVH Corp *	2,159	222
Qurate Retail Inc *	11,862	121
RH *	330	220
Royal Caribbean Cruises Ltd *	800	71
Tapestry Inc	7,022	260
Tempur Sealy International Inc	4,824	224
Tractor Supply Co	840	170
Ulta Beauty Inc *	390	141
Victoria’s Secret *	1,278	71
Wayfair Inc, Cl A *	901	230
Williams-Sonoma Inc	885	157
Wynn Resorts Ltd *	2,606	221
Yum China Holdings Inc	2,000	116
Yum! Brands Inc	3,520	430

		12,677

Consumer Staples — 3.3%
Church & Dwight Co Inc	2,802	231
Constellation Brands Inc, Cl A	801	169
Darling Ingredients Inc *	3,928	283
Hain Celestial Group Inc/The *	3,876	166
Hershey Co/The	2,158	365
Ingredion Inc	3,924	349
Kellogg Co	2,108	135
Lamb Weston Holdings Inc	4,012	246
TreeHouse Foods Inc *	6,221	248
Tyson Foods Inc, Cl A	6,697	529

		2,721

Energy — 3.2%
Baker Hughes Co, Cl A	2,809	69
ChampionX Corp *	2,628	59
Cimarex Energy Co	3,114	272
Coterra Energy Inc	11,260	245
Diamondback Energy Inc, Cl A	2,676	253
Halliburton Co	4,957	107
Hess Corp	1,807	141
HollyFrontier Corp	6,940	230
Marathon Petroleum Corp	2,160	134
Pioneer Natural Resources Co	2,807	467
Targa Resources Corp	7,691	378

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Valero Energy Corp	4,304	$304

		2,659

Financials — 15.4%
Ally Financial Inc	8,031	410
American International Group Inc	4,747	261
Ameriprise Financial Inc	1,396	369
Apollo Global Management Inc, Cl A	2,281	140
Arch Capital Group Ltd *	16,674	637
Cboe Global Markets Inc	3,024	375
Chimera Investment Corp ‡	18,005	267
Citizens Financial Group Inc	2,895	136
Comerica Inc	2,419	195
Discover Financial Services	2,008	246
Everest Re Group Ltd	2,191	549
Fidelity National Financial Inc	7,202	327
First American Financial Corp	2,892	194
Hartford Financial Services Group Inc/The	3,165	222
Huntington Bancshares Inc/OH	14,368	222
Interactive Brokers Group Inc, Cl A	4,699	293
Invesco Ltd	4,983	120
Janus Henderson Group PLC	3,787	156
Lazard Ltd, Cl A (A)	5,672	260
Lincoln National Corp	2,134	147
LPL Financial Holdings Inc	1,918	301
M&T Bank Corp	2,358	352
Morningstar Inc, Cl A	618	160
MSCI Inc, Cl A	292	178
Nasdaq, Cl A	859	166
New York Community Bancorp Inc	12,010	155
Old Republic International Corp	6,118	141
OneMain Holdings Inc, Cl A	4,860	269
PacWest Bancorp	14,130	640
Pinnacle Financial Partners Inc	3,070	289
Popular Inc	2,306	179
Primerica Inc	1,027	158
Prosperity Bancshares Inc	2,979	212
Raymond James Financial Inc	2,382	220
Regions Financial Corp	13,946	297
Reinsurance Group of America Inc, Cl A	3,558	396
RenaissanceRe Holdings Ltd	915	127
Rocket Cos Inc, Cl A *	7,070	113
Santander Consumer USA Holdings Inc	1,764	74
Signature Bank/New York NY, Cl B	1,242	338
Sterling Bancorp/DE	9,528	238
Stifel Financial Corp	10,558	717
Synchrony Financial	9,630	471
T Rowe Price Group Inc	1,015	200
Virtu Financial Inc, Cl A	11,675	285
W R Berkley Corp	1,400	102
Western Alliance Bancorp	2,868	312

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zions Bancorp NA	2,475	$153

		12,769

Health Care — 12.8%
ABIOMED Inc *	496	162
Agilent Technologies Inc	3,369	531
AmerisourceBergen Corp, Cl A	2,145	256
Avantor Inc *	8,886	363
Bio-Techne Corp	260	126
Cardinal Health Inc	1,378	68
Centene Corp *	6,381	398
Cerner Corp	3,488	246
Charles River Laboratories International Inc *	421	174
Chemed Corp	843	392
Encompass Health Corp	5,863	440
Envista Holdings Corp *	5,216	218
Hologic Inc *	2,887	213
IDEXX Laboratories Inc *	896	557
IQVIA Holdings Inc *	1,790	429
Jazz Pharmaceuticals PLC *	1,014	132
Laboratory Corp of America Holdings *	1,782	502
Maravai LifeSciences Holdings Inc, Cl A *	3,001	147
McKesson Corp	2,521	503
Mettler-Toledo International Inc *	197	271
Molina Healthcare Inc *	856	232
Neurocrine Biosciences Inc *	702	67
Novavax Inc *	450	93
Organon & Co	4,750	156
Penumbra Inc *	340	91
QIAGEN NV *	2,810	145
Quest Diagnostics Inc	1,235	179
Repligen Corp *	1,344	388
ResMed Inc	2,048	540
Royalty Pharma PLC, Cl A	7,248	262
Seagen Inc *	1,834	311
STERIS PLC	679	139
Teladoc Health Inc *	630	80
Veeva Systems Inc, Cl A *	2,073	597
Viatris Inc, Cl W *	5,202	71
Waters Corp *	1,710	611
West Pharmaceutical Services Inc	482	205
Zimmer Biomet Holdings Inc	1,666	244

		10,539

Industrials — 12.7%
A O Smith Corp	2,140	131
AECOM *	1,109	70
AerCap Holdings NV *	3,596	208
Allegion PLC	2,213	292
American Airlines Group Inc *	3,710	76
AMETEK Inc	1,297	161
Booz Allen Hamilton Holding Corp, Cl A	3,967	315

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Builders FirstSource Inc *	3,445	$178
Carlisle Cos Inc	1,035	206
Cintas Corp	566	215
Clean Harbors Inc *	5,272	548
Copart Inc *	1,161	161
Dover Corp	2,852	443
Equifax Inc	1,331	337
Expeditors International of Washington Inc	3,585	427
Fastenal Co, Cl A	2,577	133
Fortive Corp	4,350	307
Fortune Brands Home & Security Inc	2,526	226
HEICO Corp, Cl A	1,225	145
Hexcel Corp, Cl A *	3,451	205
Huntington Ingalls Industries Inc, Cl A	516	100
JB Hunt Transport Services Inc	835	140
Knight-Swift Transportation Holdings Inc, Cl A	2,901	148
Landstar System Inc	1,434	226
Leidos Holdings Inc	2,149	207
Lyft Inc, Cl A *	1,290	69
ManpowerGroup Inc	2,534	274
Masco Corp	2,302	128
MasTec Inc *	1,286	111
Middleby Corp/The *	867	148
Old Dominion Freight Line Inc, Cl A	1,682	481
Oshkosh Corp	1,131	116
Otis Worldwide Corp	9,295	765
Parker-Hannifin Corp, Cl A	1,780	498
Plug Power Inc *	5,081	130
Regal Beloit	2,867	431
Republic Services Inc	1,849	222
Robert Half International Inc	3,788	380
Rockwell Automation Inc	535	157
Rollins Inc	4,570	161
Snap-on Inc	732	153
Trane Technologies PLC	851	147
Watsco Inc	545	144
Westinghouse Air Brake Technologies Corp	3,060	264
WW Grainger Inc	479	188

		10,572

Information Technology — 18.6%
Akamai Technologies Inc *	2,681	280
Amdocs Ltd	3,246	246
Amphenol Corp, Cl A	960	70
Anaplan Inc *	2,548	155
Arista Networks Inc *	1,168	401
Arrow Electronics Inc, Cl A *	1,965	221
Avalara Inc *	435	76
Avnet Inc	3,380	125
Bentley Systems, Cl B	2,264	137
Bill.com Holdings Inc *	1,260	336
Cadence Design Systems Inc *	1,050	159

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CDW Corp/DE	2,084	$379
Coupa Software Inc *	644	141
Crowdstrike Holdings Inc, Cl A *	1,262	310
Datadog Inc, Cl A *	2,621	370
Datto Holding Corp *	2,810	67
DocuSign Inc, Cl A *	2,368	610
Dropbox Inc, Cl A *	7,595	222
Duck Creek Technologies Inc *	1,430	63
Dynatrace Inc *	4,973	353
Enphase Energy Inc *	698	105
EPAM Systems Inc *	481	274
Euronet Worldwide Inc *	927	118
F5 Networks Inc, Cl A *	2,040	406
Fair Isaac Corp *	348	139
FleetCor Technologies Inc *	521	136
Fortinet Inc *	1,655	483
Gartner Inc *	1,936	588
HP Inc	13,887	380
HubSpot Inc *	500	338
Jabil Inc	3,693	215
Jack Henry & Associates Inc	890	146
Keysight Technologies Inc *	925	152
Manhattan Associates Inc *	2,345	359
Microchip Technology Inc	2,133	327
MongoDB Inc, Cl A *	140	66
Monolithic Power Systems Inc	418	203
Motorola Solutions Inc	3,023	702
N-Able *	3,936	49
NetApp Inc	833	75
Okta Inc, Cl A *	576	137
Palantir Technologies, Cl A *	16,009	385
Palo Alto Networks Inc *	682	327
PTC Inc *	1,559	187
Qorvo Inc *	3,038	508
Rackspace Technology Inc *	11,337	161
Skyworks Solutions Inc	3,099	511
Smartsheet Inc, Cl A *	1,826	126
SYNNEX Corp	1,565	163
Synopsys Inc *	717	215
Teradata Corp *	2,987	171
Teradyne Inc	1,411	154
Trade Desk Inc/The, Cl A *	3,020	212
Tyler Technologies Inc *	480	220
Ubiquiti Inc	458	137
Unity Software Inc *	2,295	290
Universal Display Corp	1,633	279
VeriSign Inc *	617	127
Vontier	7,294	245
Western Digital Corp *	6,890	389
Western Union Co/The	5,773	117
Zebra Technologies Corp, Cl A *	304	157

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zscaler Inc *	729	$191

		15,391

Materials — 3.3%
Amcor PLC	15,621	181
Axalta Coating Systems Ltd *	5,218	152
Berry Global Group Inc *	6,162	375
CF Industries Holdings Inc	5,855	327
Chemours Co/The	4,309	125
Crown Holdings Inc	1,945	196
FMC Corp	2,353	216
Livent Corp *	13,172	304
LyondellBasell Industries NV, Cl A	2,712	255
Martin Marietta Materials Inc, Cl A	267	91
NewMarket Corp	422	143
Reliance Steel & Aluminum Co	1,935	276
Valvoline Inc	4,905	153

		2,794

Real Estate — 6.3%
Alexandria Real Estate Equities Inc ‡	1,655	316
American Campus Communities Inc ‡	4,366	211
AvalonBay Communities Inc ‡	1,000	222
Boston Properties Inc ‡	1,448	157
CBRE Group Inc, Cl A *	5,330	519
Digital Realty Trust Inc, Cl A ‡	1,065	154
Essex Property Trust Inc ‡	754	241
Federal Realty Investment Trust ‡	3,040	359
Healthpeak Properties Inc ‡	3,929	131
Highwoods Properties Inc ‡	3,049	134
Host Hotels & Resorts Inc *‡	7,603	124
Invitation Homes Inc ‡	2,480	95
Kilroy Realty Corp ‡	3,060	203
Kimco Realty Corp ‡	13,802	286
Mid-America Apartment Communities Inc ‡	520	97
National Retail Properties Inc ‡	2,791	121
Regency Centers Corp ‡	10,153	684
Simon Property Group Inc ‡	2,068	269
Spirit Realty Capital Inc ‡	2,900	133
STORE Capital Corp ‡	4,445	142
Ventas Inc ‡	4,713	260
Welltower Inc ‡	2,712	223
WP Carey Inc ‡	1,816	133

		5,214

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 3.1%
CenterPoint Energy Inc	19,856	$489
DTE Energy Co	1,942	217
Entergy Corp	4,955	492
Evergy Inc	6,546	407
FirstEnergy Corp	5,398	192
IDACORP Inc, Cl A	1,432	148
NiSource Inc	9,491	230
Pinnacle West Capital Corp	1,693	123
Spire Inc	2,519	154
UGI Corp	3,148	134

		2,586

Total Common Stock (Cost $76,316) ($ Thousands)		81,619

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	1,223,097	1,223

Total Cash Equivalent (Cost $1,223) ($ Thousands)		1,223

Total Investments in Securities — 100.0% (Cost $77,539) ($ Thousands)		$82,842

Percentages are based on Net Assets of $82,824 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At September 30, 2021, such securities amounted to $260 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

As of September 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Mid-Cap Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 2,594	$ (2,594)	$ —	$ —	$ —	—	$ —	$ —
SEI Daily Income Trust, Government Fund, Cl F	1,119	35,501	(35,397)	—	—	$1,223	1,223,097	—	—

Totals	$ 1,119	$ 38,095	$ (37,991)	$ —	$ —	$ 1,223		$ —	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 8.5%
Activision Blizzard Inc	29,408	$2,276
Advantage Solutions *	4,279	37
Alphabet Inc, Cl A *	998	2,668
Alphabet Inc, Cl C *	1,126	3,001
AT&T Inc	297,600	8,038
Comcast Corp, Cl A	266,909	14,928
Electronic Arts Inc	17,596	2,503
Facebook Inc, Cl A *	5,019	1,703
John Wiley & Sons Inc, Cl A	19,753	1,031
Madison Square Garden Entertainment Corp *	3,973	289
Netflix Inc *	3,210	1,959
New York Times Co/The, Cl A	29,621	1,460
Omnicom Group Inc	163,441	11,843
Ooma Inc *	6,533	122
Scholastic Corp, Cl B	9,367	334
Shenandoah Telecommunications Co	1,194	38
SK Telecom Co Ltd ADR	138,655	4,173
United States Cellular Corp *	15,966	509
Verizon Communications	393,736	21,266
ViacomCBS Inc, Cl B	13,564	536
World Wrestling Entertainment Inc, Cl A	39,857	2,242

		80,956

Consumer Discretionary — 8.8%
Amazon.com Inc, Cl A *	834	2,740
AutoZone Inc *	3,300	5,603
BorgWarner Inc	19,554	845
Canadian Tire Corp Ltd, Cl A	23,000	3,218
Chegg Inc *	11,739	798
Dorman Products Inc *	4,564	432
DR Horton Inc	26,000	2,183
eBay Inc	194,674	13,563
frontdoor Inc *	9,996	419
Garmin Ltd	1,039	162
Gentex Corp	40,432	1,333
Graham Holdings Co, Cl B	357	210
Grand Canyon Education Inc *	28,936	2,545
H&R Block Inc	6,685	167
Honda Motor Co Ltd ADR	145,242	4,454
Murphy USA Inc	2,749	460
NIKE Inc, Cl B	29,591	4,298
Papa John’s International Inc, Cl A	3,306	420
Service Corp International/US	14,341	864
Smith & Wesson Brands Inc	6,508	135
Standard Motor Products Inc	5,724	250
Sturm Ruger & Co Inc	63,943	4,718
Target Corp, Cl A	107,956	24,697
Terminix Global Holdings Inc *	12,373	516
Toyota Motor Corp ADR (A)	47,464	8,437

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Winmark Corp	503	$108

		83,575

Consumer Staples — 14.4%
Altria Group Inc	92,900	4,229
BellRing Brands, Cl A *	15,618	480
Bunge Ltd	14,459	1,176
Calavo Growers Inc	1,616	62
Cal-Maine Foods Inc	10,850	392
Casey’s General Stores Inc	3,886	732
Church & Dwight Co Inc	1,026	85
Coca-Cola Co/The	95,569	5,015
Coca-Cola Consolidated Inc	1,416	558
Colgate-Palmolive Co	79,525	6,011
Conagra Brands Inc	213,600	7,235
Costco Wholesale Corp	9,826	4,415
Estee Lauder Cos Inc/The, Cl A	9,514	2,854
Flowers Foods Inc	141,500	3,344
Fresh Del Monte Produce Inc	7,591	245
General Mills Inc	164,559	9,844
Hershey Co/The	36,918	6,248
Hormel Foods Corp	55,337	2,269
Hostess Brands Inc, Cl A *	24,236	421
Ingles Markets Inc, Cl A	280	18
J & J Snack Foods Corp	4,040	617
J M Smucker Co/The	121,998	14,643
John B Sanfilippo & Son	9,853	805
Kellogg Co	148,945	9,521
Kimberly-Clark Corp	52,100	6,900
Kraft Heinz Co/The	219,400	8,078
Kroger Co/The	395,965	16,009
Lancaster Colony Corp	4,295	725
Medifast Inc	617	119
MGP Ingredients Inc	2,609	170
Mondelez International Inc, Cl A	59,782	3,478
Natural Grocers by Vitamin Cottage Inc	18,579	208
Nu Skin Enterprises Inc, Cl A	4,964	201
PepsiCo Inc	8,482	1,276
PriceSmart Inc	5,602	434
Procter & Gamble Co/The	9,980	1,395
Seaboard Corp	64	262
Simply Good Foods Co/The *	11,685	403
Sprouts Farmers Market Inc *	7,362	171
Tattooed Chef *	13,517	249
Tootsie Roll Industries Inc	7,275	221
TreeHouse Foods Inc *	472	19
Tyson Foods Inc, Cl A	121,749	9,611
Universal Corp/VA	10,044	486
USANA Health Sciences Inc *	575	53
Utz Brands Inc	24,677	423
Vector Group Ltd	33,029	421
Walmart Inc	23,156	3,227
WD-40 Co	1,331	308

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Weis Markets Inc	11,020	$579
Whole Earth Brands *	12,077	140

		136,785

Energy — 0.7%
DHT Holdings Inc	8,292	54
DT Midstream	23,349	1,080
Frontline Ltd *(A)	29,023	272
Kinder Morgan Inc	317,300	5,308
SFL Corp Ltd	2,566	22

		6,736

Financials — 11.3%
Aflac Inc	221,967	11,571
Alerus Financial Corp	5,930	177
Allstate Corp/The	115,300	14,679
American Financial Group Inc/OH	23,700	2,982
Annaly Capital Management Inc ‡	253,100	2,131
Arbor Realty Trust Inc ‡	17,353	321
Argo Group International Holdings Ltd	7,906	413
Bank of New York Mellon Corp/The	198,000	10,264
Berkshire Hathaway Inc, Cl B *	63,317	17,282
Canadian Imperial Bank of Commerce	29,300	3,261
Cboe Global Markets Inc	25,437	3,151
Columbia Financial Inc *	20,841	386
Community Bank System Inc	3,228	221
Dynex Capital Inc ‡	27,889	482
Employers Holdings Inc	9,517	376
Erie Indemnity Co, Cl A	3,066	547
Everest Re Group Ltd	12,673	3,178
GAMCO Investors Inc, Cl A	742	20
GoHealth Inc, Cl A *	164,315	826
Hanover Insurance Group Inc/The, Cl A	30,323	3,930
HarborOne Bancorp Inc	22,578	317
Hartford Financial Services Group Inc/The	69,100	4,854
HCI Group Inc	2,215	245
Houlihan Lokey Inc, Cl A	5,512	508
Kearny Financial Corp/MD	32,983	410
Loblaw Cos Ltd	70,000	4,803
Marsh & McLennan Cos Inc	42,342	6,412
Mercury General Corp	14,266	794
MFA Financial Inc ‡	50,491	231
Morningstar Inc, Cl A	15,774	4,086
MVB Financial Corp	663	28
National Bank Holdings Corp, Cl A	6,341	257
NI Holdings Inc *	1,708	30
PCSB Financial Corp	20,853	384
Redwood Trust Inc ‡	19,961	257
Safety Insurance Group Inc	4,713	373
South Plains Financial Inc	1,386	34
Stewart Information Services Corp	6,097	386
US Bancorp	96,900	5,760
Value Line	982	34

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Waterstone Financial Inc	19,067	$391
White Mountains Insurance Group Ltd	800	856

		107,648

Health Care — 15.9%
AbbVie Inc	120,361	12,983
AdaptHealth Corp, Cl A *	5,286	123
Alkermes PLC *	9,009	278
Amgen Inc, Cl A	42,500	9,038
Amphastar Pharmaceuticals Inc *	18,543	352
Baxter International Inc	41,552	3,342
Biogen Inc *	3,349	948
Bristol-Myers Squibb Co	229,295	13,567
Cerner Corp	64,130	4,522
Citius Pharmaceuticals *	83,568	170
CVS Health Corp	104,449	8,863
Danaher Corp, Cl A	9,853	3,000
DENTSPLY SIRONA Inc	571	33
Eagle Pharmaceuticals Inc/DE *	3,615	202
Gilead Sciences Inc	197,775	13,815
Halozyme Therapeutics Inc *	524	21
Harvard Bioscience *	11,356	79
HealthStream Inc *	9,523	272
Henry Schein Inc *	30,982	2,360
Horizon Therapeutics PLC *	11,499	1,260
InfuSystem Holdings Inc *	2,116	27
Ironwood Pharmaceuticals Inc, Cl A *	28,235	369
iTeos Therapeutics *	7,853	212
Johnson & Johnson	115,770	18,697
Joint Corp/The *	2,338	229
LeMaitre Vascular Inc	1,350	72
Merck & Co Inc	312,782	23,493
Moderna Inc *	2,753	1,059
Natus Medical Inc *	5,603	140
Oak Street Health Inc *	25,999	1,106
Omnicell Inc *	3,434	510
Organogenesis Holdings Inc, Cl A *	2,871	41
Organon & Co	24,839	814
Orthofix Medical Inc *	8,714	332
Pacira BioSciences Inc *	4,675	262
Patterson Cos Inc	11,173	337
Pfizer Inc	426,230	18,332
Phibro Animal Health Corp, Cl A	12,044	259
Premier Inc, Cl A	71,465	2,770
Prestige Consumer Healthcare Inc, Cl A *	8,821	495
QIAGEN NV *	1,824	94
Regeneron Pharmaceuticals Inc *	1,275	772
Royalty Pharma PLC, Cl A	2,085	75
Sharps Compliance Corp *	15,974	132
SIGA Technologies Inc *	33,244	246
Stereotaxis Inc *	16,120	87
United Therapeutics Corp *	7,870	1,453
Vanda Pharmaceuticals Inc *	14,109	242

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Viemed Healthcare Inc *	29,309	$163
Vocera Communications Inc *	613	28
West Pharmaceutical Services Inc	6,788	2,882
XBiotech Inc *(A)	10,257	133

		151,091

Industrials — 10.9%
3M Co	78,970	13,853
Allison Transmission Holdings Inc	133,047	4,699
AZZ Inc	2,350	125
Carrier Global Corp	47,300	2,448
CBIZ Inc *	14,707	476
CH Robinson Worldwide Inc	47,342	4,119
Cummins Inc	31,600	7,096
Encore Wire Corp	1,104	105
Expeditors International of Washington Inc	40,817	4,863
Exponent Inc	2,679	303
Forward Air Corp	4,329	359
FTI Consulting Inc *	7,275	980
General Dynamics Corp	42,816	8,393
Huntington Ingalls Industries Inc, Cl A	28,285	5,461
JB Hunt Transport Services Inc	9,190	1,537
Korn Ferry	1,689	122
L3Harris Technologies Inc	24,000	5,286
Landstar System Inc	8,812	1,391
Lockheed Martin Corp	26,495	9,143
Miller Industries Inc/TN	2,075	71
Northrop Grumman Corp	35,662	12,844
Old Dominion Freight Line Inc, Cl A	1,589	454
Otis Worldwide Corp	46,783	3,849
Red Violet Inc *(A)	1,987	51
Republic Services Inc	31,300	3,758
Rollins Inc	46,940	1,658
Snap-on Inc	16,800	3,510
Toro Co/The	28,794	2,805
Waste Management Inc	26,200	3,913
Werner Enterprises Inc	9,053	401

		104,073

Information Technology — 17.6%
A10 Networks Inc *	12,577	170
Adobe Inc *	3,532	2,033
Amdocs Ltd	283,404	21,457
Autodesk Inc, Cl A *	3,282	936
Avnet Inc	61,200	2,263
Broadridge Financial Solutions Inc	12,427	2,071
BTRS Holdings *	16,682	177
CACI International Inc, Cl A *	17,162	4,498
Canon Inc ADR	130,800	3,189
Cisco Systems Inc/Delaware	359,046	19,543
CommVault Systems Inc *	5,176	390
CSG Systems International Inc	7,719	372
DocuSign Inc, Cl A *	4,627	1,191

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dolby Laboratories Inc, Cl A	9,616	$846
Dropbox Inc, Cl A *	42,929	1,254
F5 Networks Inc, Cl A *	30,681	6,099
Intel Corp	339,000	18,062
InterDigital Inc	649	44
International Business Machines Corp	102,708	14,269
J2 Global Inc *	34,600	4,727
Jack Henry & Associates Inc	1,751	287
Juniper Networks Inc	284,966	7,842
MAXIMUS Inc	3,438	286
Microsoft Corp	11,455	3,229
NortonLifeLock Inc	100,703	2,548
Open Text Corp	57,000	2,781
Oracle Corp, Cl B	285,000	24,832
OSI Systems Inc *	2,276	216
Progress Software Corp	9,611	473
Sapiens International Corp NV	16,515	475
Seagate Technology Holdings PLC	116,500	9,614
SPS Commerce Inc *	3,362	542
Tucows Inc, Cl A *(A)	2,631	208
Western Union Co/The	528,830	10,693

		167,617

Materials — 3.4%
AptarGroup Inc	22,501	2,685
Balchem Corp	3,875	562
Berry Global Group Inc *	80,975	4,930
NewMarket Corp	9,153	3,101
Newmont Corp	115,789	6,287
Novagold Resources Inc *	27,096	186
Sealed Air Corp	80,978	4,437
Sherwin-Williams Co/The, Cl A	11,317	3,166
Silgan Holdings Inc	93,288	3,579
Sonoco Products Co	58,810	3,504

		32,437

Real Estate — 2.8%
Acadia Realty Trust ‡	1,524	31
Agree Realty Corp ‡	6,247	414
Brandywine Realty Trust ‡	248,750	3,338
City Office REIT ‡	12,407	222
Easterly Government Properties Inc, Cl A ‡	8,722	180
Equity Commonwealth *‡	30,647	796
Extra Space Storage Inc ‡	12,467	2,094
Healthcare Realty Trust Inc ‡	8,988	268
Iron Mountain Inc ‡	146,700	6,374
National Storage Affiliates Trust ‡	4,734	250
Plymouth Industrial REIT ‡	8,141	185
PS Business Parks Inc ‡	2,501	392
Public Storage ‡	17,670	5,250
Retail Opportunity Investments Corp ‡	10,431	182
RMR Group Inc/The, Cl A ‡	4,139	138
RPT Realty ‡	8,720	111

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SITE Centers Corp ‡	8,185	$126
Terreno Realty Corp ‡	6,831	432
VEREIT Inc ‡	123,647	5,593

		26,376

Utilities — 4.2%
American States Water Co	3,264	279
Artesian Resources Corp, Cl A	2,902	111
Cadiz Inc *	21,123	149
California Water Service Group, Cl A	5,294	312
Chesapeake Utilities Corp	5,126	615
DTE Energy Co	46,699	5,217
Entergy Corp	29,700	2,950
Evergy Inc	204,537	12,722
Exelon Corp	61,000	2,949
Hawaiian Electric Industries Inc	35,887	1,465
National Fuel Gas Co	78,800	4,139
Northwest Natural Holding Co	1,485	68
ONE Gas Inc	570	36
Portland General Electric Co	194,899	9,158
Pure Cycle Corp *	14,324	191

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Via Renewables, Cl A	11,425	$116

		40,477

Total Common Stock (Cost $724,286) ($ Thousands)		937,771

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
0.010% **†(B)	9,273,308	9,275

Total Affiliated Partnership (Cost $9,275) ($ Thousands)		9,275

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
0.010% **†	13,076,011	13,076

Total Cash Equivalent (Cost $13,076) ($ Thousands)		13,076

Total Investments in Securities — 100.9% (Cost $746,637) ($ Thousands)		$960,122

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
S&P 500 Index E-MINI	27	Dec-2021	$6,007	$5,802	$(205)

Percentages are based on Net Assets of $951,620 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $8,749 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $9,275 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	937,771	–	–	937,771
Affiliated Partnership	–	9,275	–	9,275
Cash Equivalent	13,076	–	–	13,076

Total Investments in Securities	950,847	9,275	–	960,122

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(205)	–	–	(205)

Total Other Financial Instruments	(205)	–	–	(205)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

U.S. Managed Volatility Fund (Continued)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$13,094	$ 87,342	$ (91,161)	$—	$—	$ 9,275	9,273,308	$46	$—
SEI Daily Income Trust, Government Fund, Cl F	31,666	940,070	(958,660)	—	—	13,076	13,076,011	2	—

Totals	$44,760	$1,027,412	$(1,049,821)	$—	$—	$22,351		$48	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($Thousands)

COMMON STOCK — 97.7%

Australia — 1.0%
AusNet Services	101,243	$183
Coles Group Ltd	237,342	2,892
Medibank Pvt	291,205	746
Newcrest Mining Ltd	258,963	4,252
Sonic Healthcare Ltd	41,610	1,210
Telstra Corp Ltd, Cl B	142,171	400
Treasury Wine Estates Ltd	22,519	200

		9,883

Austria — 0.0%
Oberbank AG	81	8
Telekom Austria AG, Cl A	44,848	387

		395

Belgium — 0.2%
Ackermans & van Haaren	429	74
Etablissements Franz Colruyt	45,437	2,314

		2,388

Canada — 4.7%
Alimentation Couche-Tard Inc, Cl B	124,000	4,743
BCE Inc	147,478	7,383
Empire Co Ltd, Cl A	173,112	5,274
Fairfax Financial Holdings Ltd	1,900	767
George Weston Ltd	104,821	11,304
Hydro One Ltd	25,500	603
Loblaw Cos Ltd	181,426	12,448
Metro Inc/CN, Cl A	104,900	5,125
North West Co Inc/The	10,200	272

		47,919

Denmark — 1.5%
AP Moller—Maersk A/S, Cl B	1,014	2,740
Coloplast A/S, Cl B	22,440	3,512
DSV A/S	3,861	925
Genmab A/S *	6,405	2,804
Novo Nordisk A/S, Cl B	47,567	4,593
Schouw & Co A/S	497	48
Spar Nord Bank	6,812	80

		14,702

Finland — 0.4%
Aktia Bank	5,982	81
Kesko Oyj, Cl B	102,239	3,529
Orion Oyj, Cl B	1,100	44

		3,654

France — 1.4%
BioMerieux	6,235	712
Carrefour SA	302,415	5,438
Eurofins Scientific	11,021	1,415
L’Oreal SA	1,499	619
Sanofi	62,098	5,972

		14,156

Germany — 1.7%
Deutsche Telekom AG	327,286	6,576
Henkel AG & Co KGaA	19,851	1,710

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Knorr-Bremse AG	23,180	$2,484
McKesson Europe AG	874	24
Merck KGaA	24,404	5,299
Scout24	7,717	536

		16,629

Hong Kong — 2.6%
CITIC Telecom International Holdings	1,597,000	544
CK Hutchison Holdings Ltd	312,000	2,077
CLP Holdings Ltd, Cl B	869,156	8,360
Dah Sing Banking Group Ltd	48,898	45
HK Electric Investments & HK Electric Investments Ltd	1,036,500	1,030
HKT Trust & HKT Ltd	3,234,000	4,419
Hong Kong & China Gas Co Ltd	2,098,000	3,172
Kerry Logistics Network	174,054	372
Langham Hospitality Investments and Langham Hospitality Investments Ltd *‡	425,500	47
Miramar Hotel & Investment	49,000	82
PCCW Ltd	4,732,000	2,427
Power Assets Holdings Ltd	274,000	1,609
Prosperity ‡	203,000	81
Regal Hotels International Holdings Ltd *	174,000	69
SmarTone Telecommunications Holdings	163,760	93
Sun Hung Kai Properties Ltd ‡	109,500	1,364
VTech Holdings Ltd	58,569	427

		26,218

Ireland — 0.7%
Accenture PLC, Cl A	21,504	6,880

Israel — 0.9%
Bank Hapoalim BM	303,622	2,668
Bank Leumi Le-Israel BM	317,218	2,703
Bezeq The Israeli Telecommunication Corp Ltd *	885,649	1,042
First International Bank of Israel	24,926	910
Isracard Ltd	5	—
Neto Malinda Trading *	3,781	102
Neto ME Holdings	982	46
Rami Levy Chain Stores Hashikma
Marketing 2006 Ltd	3,823	275
Shufersal Ltd	102,441	832

		8,578

Italy — 0.8%
A2A SpA	351,046	721
ACEA	28,012	599
Credito Emiliano	29,015	202
DiaSorin SpA	7,674	1,609
Hera SpA	359,103	1,468
Iren SpA	842,648	2,503
Orsero SpA	2,595	29
Recordati SpA	10,314	599

		7,730

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Japan — 9.6%
Aeon Hokkaido Corp	39,000	$433
AFC-HD AMS Life Science	5,000	55
Ahjikan Co Ltd (A)	2,176	17
Aichi Electric	600	15
Alinco	2,700	25
Araya Industrial Co Ltd	2,600	35
Arcs Co Ltd	38,300	773
Atsugi Co Ltd *	5,850	34
Axial Retailing	6,400	217
Belc Co Ltd	5,000	261
Calbee Inc	39,600	964
Canon Marketing Japan	5,100	118
Cawachi Ltd	29,100	589
C’BON COSMETICS Co Ltd *	1,100	18
Computer Engineering & Consulting	7,800	91
CONEXIO	3,300	46
Cosmos Pharmaceutical Corp	11,800	2,009
Create Medic Co Ltd	5,677	50
Daito Trust Construction Co Ltd	8,100	938
DyDo Group Holdings Inc	10,390	529
Earth Chemical	25,100	1,527
Eizo	3,900	149
FAN Communications	8,000	32
Fujicco	16,200	281
Fujiya Co Ltd	10,500	229
Hagihara Industries	3,200	48
Heiwado	12,900	251
Hitachi Ltd	569	34
Hokkaido Gas Co Ltd	2,400	33
Hokuto Corp	34,900	614
Itochu-Shokuhin Co Ltd	2,003	95
Itoham Yonekyu Holdings	20,500	134
Japan Oil Transportation Co Ltd	2,100	51
Japan Tobacco Inc	397,100	7,772
Kaken Pharmaceutical Co Ltd (A)	23,200	951
Kakiyasu Honten Co Ltd	1,131	27
Kamigumi Co Ltd	28,900	607
Kato Sangyo Co Ltd	29,100	859
KDDI Corp	302,600	9,960
Kyokuyo Co Ltd	5,100	138
KYORIN Holdings Inc	104,700	1,669
Lawson Inc	20,200	989
Lion Corp	55,900	901
Maezawa Kasei Industries	2,400	27
Marimo Regional Revitalization REIT Inc ‡	36	42
Marubeni Corp (A)	62,100	509
Maxvalu Tokai	800	19
McDonald’s Holdings Co Japan Ltd	46,300	2,181
MEIJI Holdings Co Ltd	2,700	174
Ministop Co Ltd	19,600	252
Miroku Jyoho Service	6,500	99

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mitsubishi Shokuhin Co Ltd	18,900	$488
Miyoshi Oil & Fat Co Ltd	16,300	198
Mochida Pharmaceutical Co Ltd	6,100	185
Morozoff Ltd	600	30
MS&AD Insurance Group Holdings Inc	13,700	457
Musashi Co Ltd	2,400	46
Nakanishi	8,500	193
Natori Co Ltd	500	9
Nihon Chouzai Co Ltd	25,200	386
Nintendo Co Ltd	8,000	3,858
Nippn	111,234	1,618
Nippon BS Broadcasting Corp	1,700	17
Nippon Express Co Ltd	18,600	1,277
Nippon Kanzai Co Ltd	6,700	154
Nippon Telegraph & Telephone Corp (A)	370,300	10,208
Nisshin Oillio Group Ltd/The	14,852	404
Nissin Electric	6,600	80
Nissin Foods Holdings Co Ltd	3,700	296
Ohsho Food Service Corp	2,000	109
Okinawa Cellular Telephone Co	3,500	171
Okuwa	7,100	75
Oracle Corp Japan	13,600	1,187
Otsuka Holdings Co Ltd	19,400	828
OUG Holdings Inc	2,236	58
Plenus Co Ltd	5,700	111
Qol Holdings	3,800	51
Sakata Seed	2,600	81
San Holdings Inc	3,800	52
San-A Co Ltd, Cl A	13,200	472
Sankyo Co Ltd	3,100	77
Shimamura Co Ltd	7,400	694
Showa Sangyo Co Ltd	18,600	465
SKY Perfect JSAT Holdings Inc	51,700	198
Softbank Corp	1,024,000	13,860
SOSiLA Logistics REIT ‡	33	49
SRA Holdings	1,600	42
ST Corp	6,300	100
Sugi Holdings Co Ltd	33,900	2,456
Sundrug Co Ltd	67,400	2,035
Takasago International	2,300	61
Toho Holdings Co Ltd	3,311	54
TOKAI Holdings	15,500	124
Tosoh Corp	35,800	648
Toyo Suisan Kaisha Ltd	11,800	521
Trend Micro Inc/Japan	98,000	5,442
Tsuruha Holdings Inc	36,600	4,508
Unicafe Inc *	6,400	62
Unicharm Corp	31,400	1,386
United Super Markets Holdings Inc	101,800	1,002
Valor Holdings Co Ltd	14,600	314
Vital KSK Holdings Inc	48,900	347
Wowow Inc (A)	7,424	162

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
XYMAX REIT Investment Corp ‡	60	$61
Yamada Denki Co Ltd	301,700	1,267
Yaoko Co Ltd	6,100	374
Yokohama Reito (A)	10,500	83
ZERIA Pharmaceutical	4,300	79

		97,441

Netherlands — 0.7%
Koninklijke Ahold Delhaize NV	137,193	4,565
Wolters Kluwer NV	26,902	2,853

		7,418

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp Ltd	7,288	160
Freightways Ltd	26,211	231
Heartland Group Holdings	81,990	131
Mainfreight Ltd	8,347	558
Spark New Zealand Ltd	304,834	1,004
Trustpower Ltd	8,293	42
Vector Ltd	34,384	95
Warehouse Group Ltd/The	38,887	111

		2,332

Norway — 0.4%
AF Gruppen ASA	449	9
Kongsberg Gruppen	5,431	152
Orkla ASA	197,705	1,819
Telenor ASA	140,456	2,370
Veidekke	4,466	55

		4,405

Portugal — 0.2%
Jeronimo Martins SGPS SA	55,530	1,095
REN - Redes Energeticas Nacionais SGPS SA	426,813	1,262

		2,357

Singapore — 0.5%
Dairy Farm International Holdings Ltd	36,600	125
Fraser and Neave Ltd	20,400	21
Jardine Cycle & Carriage Ltd	47,000	666
Raffles Medical Group	19,700	21
Sheng Siong Group Ltd	1,234,774	1,348
Singapore Technologies Engineering Ltd	188,900	528
United Overseas Bank Ltd	98,600	1,861

		4,570

Spain — 0.2%
Red Electrica Corp SA	95,314	1,912
Zardoya Otis SA	34,324	278

		2,190

Sweden — 1.3%
Axfood AB	327,941	7,858
ICA Gruppen AB	115,880	5,324

		13,182

Switzerland — 5.5%
AEVIS VICTORIA SA *	1,870	26
Alcon Inc	40,684	3,298
Allreal Holding AG, Cl A ‡	7,262	1,440

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BKW AG	7,977	$862
Chocoladefabriken Lindt & Spruengli AG	258	2,883
Emmi	1,122	1,159
Logitech International SA	18,713	1,661
Mobimo Holding AG *‡	805	268
Nestle SA	14,084	1,697
Novartis AG	96,432	7,890
Orior AG	1,082	106
Plazza AG ‡	133	48
PSP Swiss Property AG ‡	11,173	1,346
Roche Holding AG	27,451	10,026
Schindler Holding AG	1,475	392
SGS SA, Cl B	1,108	3,226
Sonova Holding AG	19,796	7,495
St Galler Kantonalbank AG	87	39
Straumann Holding AG	400	719
Swisscom AG	18,776	10,809
TX Group AG *	491	81
Varia US Properties AG ‡	560	24

		55,495

United Kingdom — 3.3%
Alliance Pharma	7,738	11
Auto Trader Group PLC	37,270	295
Fresnillo	86,305	909
Genus	18,801	1,384
GlaxoSmithKline PLC	408,444	7,706
Imperial Brands PLC	43,098	904
J Sainsbury PLC	996,991	3,833
Kingfisher PLC	699,736	3,163
Liberty Global PLC, Cl A *	16,614	495
Liberty Global PLC, Cl C *	187,042	5,510
Medtronic PLC	23,554	2,952
Tate & Lyle PLC	207,974	1,944
Unilever PLC	23,783	1,286
Wm Morrison Supermarkets PLC	651,210	2,584

		32,976

United States — 59.9%

Communication Services — 5.9%
Activision Blizzard Inc	24,566	1,901
Alphabet Inc, Cl A *	4,771	12,755
Alphabet Inc, Cl C *	1,298	3,460
AT&T Inc	475,825	12,852
Electronic Arts Inc	12,789	1,819
Fox Corp	116,189	4,476
Interpublic Group of Cos Inc/The	19,903	730
John Wiley & Sons Inc, Cl A	24,365	1,272
Liberty Media Corp-Liberty SiriusXM *	5,335	253
Netflix Inc *	2,219	1,354
News Corp, Cl A	93,318	2,196
Omnicom Group Inc	22,687	1,644
Scholastic Corp, Cl B	35,550	1,267

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Verizon Communications Inc	257,742	$13,921

		59,900

Consumer Discretionary — 2.2%
Amazon.com Inc, Cl A *	254	834
AutoZone Inc *	3,300	5,603
Dollar General Corp	12,631	2,680
Domino’s Pizza Inc	5,647	2,693
Genuine Parts Co	4,022	488
Target Corp, Cl A	42,685	9,765

		22,063

Consumer Staples — 15.3%
Bunge Ltd	11,947	972
Casey’s General Stores Inc	42,324	7,976
Central Garden & Pet Co, Cl A *	21,310	916
Church & Dwight Co Inc	123,087	10,163
Colgate-Palmolive Co	151,468	11,448
Conagra Brands Inc	2,371	80
Costco Wholesale Corp	33,624	15,109
Flowers Foods Inc	178,128	4,209
General Mills Inc	133,532	7,988
Hershey Co/The	58,421	9,888
Hormel Foods Corp	48,314	1,981
Inter Parfums Inc	2,369	177
J M Smucker Co/The	30,046	3,606
John B Sanfilippo & Son Inc	8,053	658
Kellogg Co	105,354	6,734
Keurig Dr Pepper Inc	24,170	826
Kimberly-Clark Corp	91,092	12,064
Kroger Co/The	209,633	8,475
Lancaster Colony Corp	9,157	1,546
McCormick & Co Inc/MD	47,107	3,817
Mondelez International Inc, Cl A	119,899	6,976
Monster Beverage Corp *	3,932	349
Nomad Foods *	50,102	1,381
Philip Morris International Inc	62,997	5,972
Procter & Gamble Co/The	83,456	11,667
Tyson Foods Inc, Cl A	14,457	1,141
USANA Health Sciences Inc *	19,087	1,760
Walmart Inc	98,930	13,789
WD-40 Co	12,245	2,835

		154,503

Financials — 2.8%
American Business Bank *	1,369	51
Berkshire Hathaway, Cl A *	11	4,525
Berkshire Hathaway Inc, Cl B *	35,210	9,610
Cboe Global Markets Inc	28,003	3,469
CME Group Inc	5,434	1,051
Intercontinental Exchange Inc	33,862	3,888
Marsh & McLennan Cos Inc	31,241	4,731
Sixth Street Specialty Lending Inc	51	1
Waterstone Financial Inc	22,816	468

		27,794

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 14.8%
AbbVie Inc	38,791	$4,184
Agilent Technologies Inc	49,851	7,853
Amgen Inc, Cl A	23,131	4,919
Becton Dickinson and Co	7,588	1,865
BioMarin Pharmaceutical Inc *	6,366	492
Bio-Rad Laboratories Inc, Cl A *	11,974	8,932
Bristol-Myers Squibb Co	6,365	377
Bruker Corp	11,874	927
Cerner Corp	169,353	11,943
Chemed Corp	16,684	7,760
CVS Health Corp	61,171	5,191
Enanta Pharmaceuticals Inc *	8,886	505
Encompass Health Corp	32,022	2,403
Gilead Sciences Inc	84,446	5,898
HealthStream Inc *	2,784	80
Henry Schein Inc *	34,316	2,614
IDEXX Laboratories Inc *	5,239	3,258
Johnson & Johnson	79,844	12,895
Laboratory Corp of America Holdings *	24,911	7,011
Merck & Co Inc	98,210	7,377
Mettler-Toledo International Inc *	5,112	7,041
Molina Healthcare Inc *	2,507	680
National HealthCare Corp	11,687	818
Pfizer Inc	193,843	8,337
Phibro Animal Health Corp, Cl A	9,042	195
Prestige Consumer Healthcare Inc, Cl A *	38,768	2,175
Quest Diagnostics Inc	11,585	1,683
Regeneron Pharmaceuticals Inc *	16,402	9,926
Stryker Corp	3,881	1,023
United Therapeutics Corp *	32,120	5,929
Vertex Pharmaceuticals Inc *	18,395	3,337
Waters Corp *	34,305	12,257

		149,885

Industrials — 4.3%
3M Co	9,794	1,718
A O Smith Corp	33,370	2,038
AMERCO	2,074	1,340
CH Robinson Worldwide Inc	42,994	3,741
Cummins Inc	5,112	1,148
Expeditors International of Washington Inc	103,166	12,290
FedEx Corp	1,070	235
Graco Inc	13,296	930
JB Hunt Transport Services Inc	22,326	3,733
Lockheed Martin Corp	10,566	3,646
Northrop Grumman Corp	9,439	3,400
Republic Services Inc	9,486	1,139
Robert Half International Inc	42,300	4,244
Rollins Inc	13,814	488
Waste Management Inc	22,570	3,371
ZIM Integrated Shipping Services	3,653	185

		43,646

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Information Technology — 9.5%
Amdocs Ltd	1,214	$92
Arista Networks Inc *	14,450	4,966
Arrow Electronics Inc, Cl A *	17,228	1,935
Check Point Software Technologies Ltd *	89,226	10,086
Ciena Corp *	69,355	3,561
Cisco Systems Inc/Delaware	202,466	11,020
CommVault Systems Inc *	50,741	3,821
Dell Technologies Inc, Cl C *	6,476	674
F5 Networks Inc, Cl A *	35,982	7,152
Fair Isaac Corp *	2,398	954
Fortinet Inc *	14,355	4,192
Gartner Inc *	8,501	2,583
Intuit Inc	1,869	1,008
Jack Henry & Associates Inc	5,917	971
Juniper Networks Inc	366,962	10,099
Microsoft Corp	14,805	4,174
Motorola Solutions Inc	41,044	9,535
NetScout Systems Inc *	39,362	1,061
Oracle Corp, Cl B	146,561	12,770
Progress Software Corp	17,398	856
Radware Ltd *	43,297	1,460
SS&C Technologies Holdings Inc	20,116	1,396
Synopsys Inc *	612	183
Viavi Solutions Inc *	41,735	657
VMware Inc, Cl A *(A)	6,514	969

		96,175

Materials — 3.2%
AptarGroup Inc	12,155	1,451
Ecolab Inc	9,886	2,062
International Paper Co	3,978	222
Materion Corp	18,892	1,297
Newmont Corp	96,548	5,243
Nucor Corp	14,545	1,433
Reliance Steel & Aluminum Co	57,596	8,203
Royal Gold Inc, Cl A	70,954	6,775
Sherwin-Williams Co/The, Cl A	7,601	2,126
Silgan Holdings Inc	94,700	3,633

		32,445

Real Estate — 0.8%
Extra Space Storage Inc ‡	17,498	2,939
Public Storage ‡	18,337	5,448

		8,387

Utilities — 1.1%
Alliant Energy Corp	37,417	2,095
American Electric Power Co Inc	32,389	2,630
Consolidated Edison Inc	28,685	2,082
Hawaiian Electric Industries Inc	34,368	1,403
Public Service Enterprise Group Inc	46,951	2,859

		11,069

		605,867

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Total Common Stock (Cost $865,182) ($ Thousands)		$987,365

PREFERRED STOCK — 0.4%
Germany — 0.4%
Henkel AG & Co KGaA(B)	41,235	3,818

Total Preferred Stock (Cost $4,102) ($ Thousands)		3,818

AFFILIATED PARTNERSHIP — 1.4%
SEI Liquidity Fund, L.P.
0.010% **†(C)	13,532,564	13,534

Total Affiliated Partnership (Cost $13,535) ($ Thousands)		13,534

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	9,489,062	9,489

Total Cash Equivalent (Cost $9,489) ($ Thousands)		9,489

Total Investments in Securities — 100.4% (Cost $892,308) ($ Thousands)		$1,014,206

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund  (Continued)

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	18	Dec-2021	$879	$844	$(20)
FTSE 100 Index	3	Dec-2021	283	286	7
S&P 500 Index E-MINI	22	Dec-2021	4,894	4,728	(166)
SPI 200 Index	2	Dec-2021	258	263	5
TOPIX Index	4	Dec-2021	741	728	(8)

			$7,055	$6,849	$(182)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/12/21	USD	1	NZD	1	$—
Brown Brothers Harriman	10/12/21	USD	52	NZD	74	(1)
Brown Brothers Harriman	10/12/21	USD	28	SGD	38	—
Brown Brothers Harriman	10/12/21	USD	130	SGD	175	(1)
Brown Brothers Harriman	10/12/21	USD	170	NOK	1,472	(2)
Brown Brothers Harriman	10/12/21	USD	62	SEK	543	—
Brown Brothers Harriman	10/12/21	USD	389	SEK	3,363	(4)
Brown Brothers Harriman	10/12/21	USD	497	DKK	3,149	(7)
Brown Brothers Harriman	10/12/21	USD	59	AUD	82	—
Brown Brothers Harriman	10/12/21	USD	498	AUD	683	(5)
Brown Brothers Harriman	10/12/21	USD	59	GBP	44	—
Brown Brothers Harriman	10/12/21	USD	611	GBP	444	(12)
Brown Brothers Harriman	10/12/21	USD	198	HKD	1,539	—
Brown Brothers Harriman	10/12/21	USD	624	HKD	4,854	—
Brown Brothers Harriman	10/12/21	USD	665	CAD	849	5
Brown Brothers Harriman	10/12/21	USD	703	CAD	888	(2)
Brown Brothers Harriman	10/12/21	NZD	1,552	USD	1,100	30
Brown Brothers Harriman	10/12/21	NZD	3	USD	2	—
Brown Brothers Harriman	10/12/21	USD	1,781	EUR	1,516	(23)
Brown Brothers Harriman	10/12/21	USD	202	CHF	188	—
Brown Brothers Harriman	10/12/21	USD	1,617	CHF	1,491	(18)
Brown Brothers Harriman	10/12/21	USD	376	JPY	42,067	1
Brown Brothers Harriman	10/12/21	USD	2,869	JPY	314,947	(46)
Brown Brothers Harriman	10/12/21	SGD	3,601	USD	2,674	22
Brown Brothers Harriman	10/12/21	SGD	12	USD	9	—
Brown Brothers Harriman	10/12/21	GBP	9,541	USD	13,108	244
Brown Brothers Harriman	10/12/21	AUD	14,762	USD	10,860	197
Brown Brothers Harriman	10/12/21	NOK	22,385	USD	2,567	2
Brown Brothers Harriman	10/12/21	NOK	83	USD	10	—
Brown Brothers Harriman	10/12/21	CHF	27,407	USD	29,728	340
Brown Brothers Harriman	10/12/21	CHF	182	USD	196	—
Brown Brothers Harriman	10/12/21	EUR	29,066	USD	34,344	654
Brown Brothers Harriman	10/12/21	EUR	221	USD	256	—
Brown Brothers Harriman	10/12/21	CAD	46	USD	36	—
Brown Brothers Harriman	10/12/21	CAD	29,501	USD	23,185	(102)
Brown Brothers Harriman	10/12/21	DKK	60,382	USD	9,594	181
Brown Brothers Harriman	10/12/21	DKK	456	USD	71	—

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Global Managed Volatility Fund  (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/12/21	SEK	71,685	USD	8,310	$115
Brown Brothers Harriman	10/12/21	SEK	231	USD	26	—
Brown Brothers Harriman	10/12/21	HKD	101,565	USD	13,062	14
Brown Brothers Harriman	10/12/21	HKD	1,090	USD	140	—
Brown Brothers Harriman	10/12/21	JPY	5,619,206	USD	50,932	565
Brown Brothers Harriman	10/12/21	JPY	22,708	USD	204	—

						$2,147

Percentages are based on Net Assets of $1,010,554 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $12,892 ($ Thousands).

(B)	There is currently no rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $13,534 ($ Thousands).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX- Tokyo Price Index

USD — U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	673,349	314,016	–	987,365
Preferred Stock	–	3,818	–	3,818
Affiliated Partnership	–	13,534	–	13,534
Cash Equivalent	9,489	–	–	9,489

Total Investments in Securities	682,838	331,368	–	1,014,206

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	12	–	–	12
Unrealized Depreciation	(194)	–	–	(194)
Forwards Contracts*
Unrealized Appreciation	–	2,370	–	2,370
Unrealized Depreciation	–	(223)	–	(223)

Total Other Financial Instruments	(182)	2,147	–	1,965

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$11,893	$157,359	$(155,713)	$(4)	$(1)	$13,534	13,532,564	$92	$—
SEI Daily Income Trust, Government Fund, Cl F	15,236	167,904	(173,651)	—	—	9,489	9,489,062	1	—

Totals	$27,129	$325,263	$(329,364)	$(4)	$(1)	$23,023		$93	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Managed Volatility Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Communication Services — 3.3%
Activision Blizzard Inc	42,813	$3,313
Alphabet Inc, Cl A *	1,342	3,588
Alphabet Inc, Cl C *	590	1,573
Fox Corp	95,546	3,797
John Wiley & Sons Inc, Cl A	55,784	2,912
Madison Square Garden Entertainment Corp *	12,894	937
Madison Square Garden Sports Corp *	8,586	1,597
New York Times Co/The, Cl A	82,695	4,074
Quebecor Inc, Cl B	40,500	979
SK Telecom Co Ltd ADR	129,800	3,907
Take-Two Interactive Software Inc, Cl A *	14,286	2,201
TELUS Corp	123,700	2,718
Zynga Inc, Cl A *	189,068	1,424

		33,020

Consumer Discretionary — 7.2%
Amazon.com Inc, Cl A *	259	851
AutoZone Inc *	10,000	16,980
Darden Restaurants Inc	15,105	2,288
Dick’s Sporting Goods Inc	34,895	4,179
Dollar General Corp	8,848	1,877
Domino’s Pizza Inc	975	465
eBay Inc	140,400	9,782
frontdoor Inc *	39,623	1,660
Graham Holdings Co, Cl B	4,037	2,378
McDonald’s Corp	26,822	6,467
Target Corp, Cl A	82,019	18,764
Toyota Motor Corp ADR (A)	38,500	6,843

		72,534

Consumer Staples — 13.9%
Altria Group Inc	93,946	4,276
Bunge Ltd	11,344	923
Campbell Soup Co	49,995	2,090
Church & Dwight Co Inc	67,706	5,590
Clorox Co/The	10,278	1,702
Coca-Cola Co/The	63,107	3,311
Coca-Cola European Partners PLC	49,400	2,731
Colgate-Palmolive Co	59,680	4,511
Costco Wholesale Corp	21,156	9,506
General Mills Inc	46,232	2,766
Hershey Co/The	35,196	5,957
Hormel Foods Corp	82,886	3,398
J M Smucker Co/The	26,111	3,134
Kimberly-Clark Corp	2,775	368
Kraft Heinz Co/The	78,800	2,901
Kroger Co/The	439,764	17,780
Lamb Weston Holdings Inc	28,333	1,739
McCormick & Co Inc/MD	79,237	6,421
Metro Inc/CN, Cl A	58,400	2,853
PepsiCo Inc	56,305	8,469

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sanderson Farms Inc	20,200	$3,802
Tyson Foods Inc, Cl A	183,000	14,446
Walmart Inc	224,473	31,287

		139,961

Energy — 0.4%
DT Midstream	19,049	881
Williams Cos Inc/The	110,519	2,867

		3,748

Financials — 11.4%
Aflac Inc	112,800	5,880
Allstate Corp/The	65,446	8,332
American Financial Group Inc/OH	41,500	5,222
Assurant Inc	10,566	1,667
Bank of America Corp	7,089	301
Bank of Hawaii Corp	9,849	809
Bank of New York Mellon Corp/The	72,600	3,764
Berkshire Hathaway Inc, Cl B *	64,800	17,686
Cboe Global Markets Inc	46,588	5,770
Chubb Ltd	12,399	2,151
Cullen/Frost Bankers Inc	10,482	1,243
Everest Re Group Ltd	39,096	9,804
Hanover Insurance Group Inc/The, Cl A	30,133	3,906
LPL Financial Holdings Inc	7,590	1,190
MGIC Investment Corp	141,647	2,119
Morningstar Inc, Cl A	21,864	5,663
National Bank of Canada	54,700	4,200
Progressive Corp/The	115,800	10,467
RenaissanceRe Holdings Ltd	31,431	4,382
TFS Financial Corp	125,478	2,392
Travelers Cos Inc/The	83,472	12,689
US Bancorp	33,210	1,974
White Mountains Insurance Group Ltd	2,979	3,186

		114,797

Health Care — 19.3%
AbbVie Inc	53,300	5,749
ABIOMED Inc *	9,693	3,155
AmerisourceBergen Corp, Cl A	14,727	1,759
Amgen Inc, Cl A	16,800	3,572
Anthem Inc	44,047	16,421
AstraZeneca PLC ADR	93,200	5,598
Baxter International Inc	24,730	1,989
Bio-Rad Laboratories Inc, Cl A *	4,035	3,010
Bluebird Bio Inc *	22,500	430
Bristol-Myers Squibb Co	154,912	9,166
Chemed Corp	1,680	781
Covetrus Inc *	138,148	2,506
CVS Health Corp	31,417	2,666
Eli Lilly & Co	95,629	22,095
Gilead Sciences Inc	24,348	1,701
Hill-Rom Holdings Inc	7,580	1,137
Humana Inc	29,910	11,640

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Managed Volatility Fund  (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Johnson & Johnson	170,215	$27,490
McKesson Corp	8,957	1,786
Merck & Co Inc	250,402	18,808
Mettler-Toledo International Inc *	3,168	4,363
Organon & Co	24,883	816
Pfizer Inc	422,234	18,160
Premier Inc, Cl A	67,410	2,613
Quest Diagnostics Inc	50,752	7,375
Reata Pharmaceuticals Inc, Cl A *	11,738	1,181
UnitedHealth Group Inc	35,650	13,930
Zoetis Inc, Cl A	18,364	3,565

		193,462

Industrials — 10.6%
3M Co	22,139	3,884
Carrier Global Corp	50,700	2,624
CH Robinson Worldwide Inc	33,696	2,932
Cummins Inc	23,200	5,210
EMCOR Group Inc	13,365	1,542
General Dynamics Corp	30,100	5,900
L3Harris Technologies Inc	26,704	5,881
Landstar System Inc	11,414	1,801
Lockheed Martin Corp	23,421	8,083
Northrop Grumman Corp	37,847	13,631
Quanta Services Inc	37,697	4,291
Raytheon Technologies Corp	135,100	11,613
Republic Services Inc	146,100	17,541
Schneider National Inc, Cl B	112,280	2,553
Waste Management Inc	124,467	18,590

		106,076

Information Technology — 21.2%
Amdocs Ltd	227,100	17,194
Apple Inc	303,048	42,881
Atlassian Corp PLC, Cl A *	15,315	5,995
Automatic Data Processing Inc	13,695	2,738
Ciena Corp *	29,458	1,513
Cisco Systems Inc/Delaware	330,635	17,997
CSG Systems International Inc	37,600	1,812
DocuSign Inc, Cl A *	16,413	4,225
F5 Networks Inc, Cl A *	24,793	4,928
Intel Corp	307,300	16,373
Jack Henry & Associates Inc	10,939	1,795
Marvell Technology	24,484	1,477
Microsoft Corp	92,212	25,996
Motorola Solutions Inc	87,963	20,436
NetApp Inc	46,295	4,155
Oracle Corp, Cl B	235,885	20,553
Qorvo Inc *	29,520	4,935
Seagate Technology Holdings PLC	63,600	5,248

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Synopsys Inc *	41,600	$12,455

		212,706

Materials — 3.2%
AptarGroup Inc	6,262	747
Avery Dennison Corp	31,600	6,548
Axalta Coating Systems Ltd *	79,039	2,307
Corteva Inc	84,620	3,561
Newmont Corp	45,279	2,459
Royal Gold Inc, Cl A	13,377	1,277
Sealed Air Corp	136,300	7,468
Silgan Holdings Inc	110,800	4,250
Sonoco Products Co	67,800	4,040

		32,657

Real Estate — 0.4%
Equity LifeStyle Properties Inc ‡	29,390	2,295
SBA Communications Corp, Cl A ‡	4,204	1,390

		3,685

Utilities — 7.2%
Ameren Corp	74,283	6,017
American Electric Power Co Inc	76,728	6,229
DTE Energy Co	38,099	4,256
Duke Energy Corp	41,536	4,053
Entergy Corp	72,700	7,220
Eversource Energy	83,105	6,795
National Fuel Gas Co	34,340	1,803
NextEra Energy Inc	116,564	9,153
Portland General Electric Co	73,374	3,448
Public Service Enterprise Group Inc	183,544	11,178
Southern Co/The	83,686	5,186
WEC Energy Group Inc	77,148	6,804

		72,142

Total Common Stock (Cost $471,078) ($ Thousands)		984,788

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, L.P. 0.010% **†(B)	4,918,716	4,919

Total Affiliated Partnership (Cost $4,919) ($ Thousands)		4,919

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed Managed Volatility Fund  (Continued)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	18,449,576	$18,450

Total Cash Equivalent (Cost $18,450) ($ Thousands)		18,450

Total Investments in Securities — 100.4% (Cost $494,447) ($ Thousands)		$1,008,157

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
S&P 500 Index E-MINI	43	Dec-2021	$9,559	$9,240	$ (319)

Percentages are based on Net Assets of $1,004,080 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $4,622 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $4,919 ($ Thousands).

ADR — American	Depositary Receipt

Cl — Class

L.P.	— Limited Partnership

Ltd.	— Limited

PLC — Public	Limited Company

S&P — Standard	& Poor’s

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	984,788	–	–	984,788
Affiliated Partnership	–	4,919	–	4,919
Cash Equivalent	18,450	–	–	18,450

Total Investments in Securities	1,003,238	4,919	–	1,008,157

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(319)	–	–	(319)

Total Other Financial Instruments	(319)	–	–	(319)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$3,41	$33,683	$(32,174)	$—	$(1)	$4,919	4,918,716	$7	$—
SEI Daily Income Trust, Government Fund, Cl F	14,794	179,841	(176,185)	—	—	18,450	18,449,576	2	—

Totals	$18,205	$213,524	$(208,359)	$—	$(1)	$23,369		$9	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.6%

Australia — 4.8%
Ansell	60,009	$1,472
ASX Ltd	5,643	327
Aurizon Holdings Ltd	682,835	1,858
AusNet Services	198,571	360
Bendigo & Adelaide Bank	74,373	502
Coles Group Ltd	78,882	961
CSL Ltd	4,761	1,000
Deterra Royalties	101,448	275
Endeavour Group	21,286	107
Fortescue Metals Group Ltd	12,348	133
Harvey Norman Holdings Ltd	399,926	1,442
Inghams Group Ltd	371,002	1,098
JB Hi-Fi	22,245	726
Medibank Pvt	47,280	121
Metcash, Cl A	329,977	923
Newcrest Mining Ltd	22,123	363
Orora	37,668	83
REA Group Ltd	3,994	453
Rio Tinto Ltd	15,803	1,138
Sonic Healthcare Ltd	53,941	1,568
Telstra Corp Ltd, Cl B	502,620	1,414
TPG Telecom	25,359	129
Treasury Wine Estates Ltd	37,848	335
Wesfarmers Ltd	36,388	1,453
Woolworths Group Ltd	21,286	600

		18,841

Austria — 1.2%
ANDRITZ AG	11,056	605
CA Immobilien Anlagen AG	4,737	200
Erste Group Bank AG	6,526	288
EVN AG	6,728	179
Mayr Melnhof Karton	4,405	844
Oesterreichische Post AG	37,629	1,596
S IMMO AG ‡	9,548	220
Telekom Austria AG, Cl A	81,520	703
voestalpine AG	2,463	93

		4,728

Belgium — 1.2%
Ageas	14,061	695
Etablissements Franz Colruyt	45,936	2,340
Proximus SADP	22,528	447
UCB SA, Cl A	11,564	1,294

		4,776

Canada — 2.2%
Bank of Nova Scotia/The, Cl C	10,538	648
Canadian Imperial Bank of Commerce (A)	13,840	1,540
Canadian Tire Corp Ltd, Cl A	17,347	2,427
Cogeco Communications	18,559	1,649
Empire Co Ltd, Cl A	31,361	956
Loblaw Cos Ltd	24,108	1,654

		8,874

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Denmark — 3.0%
AP Moller-Maersk A/S, Cl B	278	$751
Carlsberg A/S, Cl B	10,243	1,674
Coloplast A/S, Cl B	10,603	1,659
Danske Bank A/S	60,283	1,016
DSV A/S	3,400	815
Genmab A/S *	1,734	759
Jyske Bank A/S	16,645	718
Novo Nordisk A/S, Cl B	15,879	1,533
Royal Unibrew A/S	2,426	292
Scandinavian Tobacco Group A/S	73,722	1,457
Solar, Cl B	3,143	311
Sydbank A/S	22,507	673
UIE	564	151

		11,809

Finland — 1.8%
Anora Group	7,675	89
Aspo	3,559	45
Elisa Oyj	6,082	378
Kemira	53,724	829
Kesko Oyj, Cl B	61,076	2,108
Orion Oyj, Cl B	26,784	1,063
TietoEVRY	44,972	1,353
Tokmanni Group	28,092	687
Valmet	11,345	411

		6,963

France — 8.1%
BNP Paribas SA	3,209	205
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	4,916	110
Caisse Regionale de Credit Agricole Mutuel Nord de France	4,065	90
Carrefour SA	215,049	3,867
Cie de L’Odet	80	112
Cie Generale des Etablissements Michelin SCA	17,959	2,754
Credit Agricole	22,471	310
Danone SA	3,206	219
Dassault Systemes	8,698	457
Engie SA	43,474	571
Eurofins Scientific	12,649	1,623
Eutelsat Communications SA	80,872	1,115
Hermes International	1,456	2,012
Lagardere SCA	3,725	98
Legrand SA	5,762	618
LNA Sante SA	2,819	166
L’Oreal SA	3,384	1,397
Metropole Television SA	62,850	1,308
Orange SA	335,795	3,633
Pernod Ricard SA	6,112	1,349
Prodware	6,476	44
Publicis Groupe SA	3,995	269

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sanofi	66,653	$6,410
Sartorius Stedim Biotech	869	487
SEB SA	1,787	252
Societe BIC SA	24,111	1,422
Societe LDC	865	101
Stellantis	9,533	181
Virbac	506	217
Vivendi SA (A)	39,336	494

		31,891

Germany — 5.8%
adidas AG	674	212
Deutsche Post AG	41,479	2,610
Deutsche Telekom AG	184,690	3,711
E.ON SE	85,825	1,052
Freenet AG	64,676	1,695
Fresenius Medical Care AG & Co KGaA	8,672	610
Hannover Rueck SE	1,509	263
Henkel AG & Co KGaA	15,758	1,358
Hornbach Holding AG & Co KGaA	11,656	1,513
Knorr-Bremse AG	9,277	994
Merck KGaA	17,019	3,695
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	5,603	1,529
QIAGEN NV *	2,128	110
SAP SE	1,064	144
Scout24	6,964	483
Siemens Healthineers AG	6,608	429
Sirius Real Estate Ltd ‡	87,389	154
Talanx	3,767	161
Uniper SE	52,457	2,185
Vonovia SE ‡	3,062	184

		23,092

Hong Kong — 3.7%
BOC Hong Kong Holdings Ltd	164,000	493
China Motor Bus Co Ltd ‡	9,200	126
CK Hutchison Holdings Ltd	154,500	1,029
CK Infrastructure Holdings Ltd	94,000	524
CLP Holdings Ltd, Cl B	226,000	2,174
Dah Sing Banking Group Ltd	471,200	431
HK Electric Investments & HK Electric Investments Ltd	1,490,000	1,481
HKT Trust & HKT Ltd	1,380,000	1,886
Hutchison Telecommunications Hong Kong Holdings	1,828,000	283
Kerry Logistics Network	65,500	140
Kerry Properties Ltd ‡	258,500	681
Lee & Man Paper Manufacturing Ltd	697,000	510
Pacific Textiles Holdings	1,014,000	512
PCCW Ltd	1,257,704	645
Power Assets Holdings Ltd	186,500	1,095
SmarTone Telecommunications Holdings	515,500	292
VTech Holdings Ltd	299,500	2,182

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WH Group Ltd	122,612	$87

		14,571

Ireland — 0.5%
Dole *	11,374	193
ICON PLC *	4,424	1,159
Kerry Group PLC, Cl A	4,704	630

		1,982

Israel — 0.6%
Albaad Massuot Yitzhak	8,411	120
Bank Leumi Le-Israel BM	56,853	485
Elbit Systems Ltd	2,298	333
Kerur Holdings Ltd	9,286	271
Mizrahi Tefahot Bank Ltd	12,013	406
Nice Ltd *	1,413	400
Shufersal Ltd	26,493	215
Strauss Group Ltd ‡	3,535	103

		2,333

Italy — 1.8%
A2A SpA	695,413	1,428
ACEA	54,526	1,166
Assicurazioni Generali SpA	16,518	350
Enel SpA	99,794	766
Hera SpA	309,958	1,267
Iren SpA	38,535	114
Terna - Rete Elettrica Nazionale	41,284	293
UnipolSai Assicurazioni	624,193	1,756

		7,140

Japan — 25.5%

Communication Services — 4.0%
KDDI Corp	169,900	5,592
Nintendo Co Ltd	1,700	820
Nippon Telegraph & Telephone Corp (A)	231,300	6,376
Nippon Television Holdings	79,100	889
Okinawa Cellular Telephone Co	3,100	151
Proto Corp	12,200	167
Softbank Corp	162,500	2,199

		16,194

Consumer Discretionary — 3.6%
Bandai Namco Holdings Inc	2,300	172
Bridgestone	32,900	1,550
Choushimaru Co Ltd	10,500	116
DCM Holdings Co Ltd	162,700	1,576
EDION Corp (A)	55,000	518
Honda Motor Co Ltd	26,900	821
Keiyo Co Ltd	32,400	235
McDonald’s Holdings Co Japan Ltd	31,700	1,494
Mizuno	6,300	151
Sankyo Co Ltd (A)	38,600	960
Sekisui House	47,800	1,002
Toyota Motor Corp	145,000	2,567
Yamada Denki Co Ltd	612,400	2,573
Yamaha Motor	5,000	139

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yellow Hat Ltd (A)	11,200	$195

		14,069

Consumer Staples — 4.9%
Arcs Co Ltd	55,100	1,112
Axial Retailing	5,800	196
Calbee Inc	32,000	779
Cosmos Pharmaceutical Corp	900	153
Dairei	6,300	110
Earth	12,500	760
Heiwado	10,900	212
Japan Tobacco Inc	119,500	2,339
Kadoya Sesame Mills Inc	2,600	98
Kato Sangyo Co Ltd	8,700	257
Kyokuyo Co Ltd	3,800	103
Lawson Inc	38,000	1,860
Life Corp	2,500	100
Lion Corp	13,300	214
MatsukiyoCocokara	2,900	130
MEIJI Holdings Co Ltd	21,900	1,408
Mitsubishi Shokuhin Co Ltd	37,300	964
Miyoshi Oil & Fat Co Ltd	10,200	124
Nippn	57,000	829
Nisshin Oillio Group Ltd/The	20,000	544
Nissin Foods Holdings Co Ltd	2,500	200
Nitto Fuji Flour Milling Co Ltd	8,000	237
OUG Holdings Inc	4,800	124
Pola Orbis Holdings Inc	18,800	432
Seven & i Holdings Co Ltd	29,600	1,341
Sugi Holdings Co Ltd	7,900	572
Sundrug Co Ltd	12,800	387
Toyo Suisan Kaisha Ltd	35,300	1,557
Tsuruha Holdings Inc	5,900	727
Unicharm Corp	20,700	914
Valor Holdings Co Ltd	32,500	698
Yuasa Funashoku Co Ltd	4,560	128

		19,609

Energy — 0.7%
Itochu Enex Co Ltd	79,700	717
Iwatani	13,300	776
JXTG Holdings Inc (A)	251,700	1,022

		2,515

Financials — 2.7%
Aozora Bank Ltd	37,600	919
Japan Post Bank Co Ltd	88,200	753
Japan Post Holdings Co Ltd	199,700	1,680
Mizuho Financial Group Inc (A)	149,580	2,113
MS&AD Insurance Group Holdings Inc	7,900	264
Nomura Holdings	237,900	1,163
ORIX	60,100	1,117
Sumitomo Mitsui Financial Group Inc	46,500	1,629
Yamaguchi Financial Group	169,800	1,008

		10,646

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Health Care — 2.2%
Astellas Pharma Inc	76,700	$1,261
Daiichi Sankyo Co Ltd	7,500	198
Hoya Corp	1,500	234
Kaken Pharmaceutical Co Ltd (A)	31,000	1,271
KYORIN Holdings Inc	12,100	193
Medipal Holdings Corp	63,000	1,186
Nichi-iko Pharmaceutical	12,800	103
Ono Pharmaceutical Co Ltd	14,600	331
Otsuka Holdings Co Ltd	9,800	418
Sawai Group Holdings	9,100	423
Shionogi & Co Ltd	11,000	745
Suzuken Co Ltd/Aichi Japan	8,900	260
Taisho Pharmaceutical Holdings Co Ltd	1,950	114
Takeda Pharmaceutical Co Ltd	3,000	99
Toho Holdings Co Ltd	51,100	829
Towa Pharmaceutical (A)	15,400	436
ZERIA Pharmaceutical	11,800	217

		8,318

Industrials — 3.5%
COMSYS Holdings Corp	6,300	166
Daiichi Kensetsu	8,500	154
EXEO Group	8,300	203
Inaba Denki Sangyo Co Ltd	50,800	1,236
ITOCHU Corp (A)	124,300	3,615
Kamigumi Co Ltd	87,400	1,836
Kinden Corp	89,000	1,497
Mitsubishi Electric	24,200	336
Nippo Corp	57,200	2,048
Nippon Express Co Ltd	2,700	185
Nippon Kanzai Co Ltd	5,500	127
Sankyu	25,000	1,149
Seino Holdings	99,400	1,201
Zaoh	8,700	137

		13,890

Information Technology — 1.5%
Aiphone	5,000	108
Canon Inc	104,200	2,543
FUJIFILM Holdings Corp	9,400	808
Fujitsu Ltd	1,500	271
Oracle Corp Japan	1,300	113
Otsuka Corp	9,100	465
Ricoh Co Ltd	10,000	102
Trend Micro Inc/Japan	32,700	1,816

		6,226

Materials — 1.7%
Daicel Corp	98,700	764
Daiki Aluminium Industry Co Ltd	26,000	384
Kaneka Corp	20,500	854
Kurimoto Ltd	6,800	100
Lintec	31,100	707
Maruichi Steel Tube Ltd	27,600	640

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rengo	107,600	$842
Sumitomo Osaka Cement Co Ltd (A)	32,100	889
Teijin Ltd	98,600	1,397

		6,577

Real Estate — 0.6%
AEON Investment ‡	755	1,013
Daito Trust Construction Co Ltd	9,900	1,147
Keihanshin Building Co Ltd ‡(A)	14,200	179

		2,339

Utilities — 0.1%
Hokkaido Gas Co Ltd	9,800	136
Tokyo Gas Co Ltd	27,400	509

		645

		101,028

Netherlands — 3.6%
ABN AMRO Bank NV	11,695	168
ASML Holding NV	751	561
Heineken NV	5,093	531
JDE Peet’s	9,339	279
Koninklijke Ahold Delhaize NV	203,347	6,766
Koninklijke KPN NV	75,711	239
NN Group NV	62,608	3,272
Randstad NV	2,204	148
Signify NV	16,444	821
Universal Music Group *(A)	39,336	1,054
Wolters Kluwer NV	3,595	381

		14,220

New Zealand — 0.9%
EBOS Group Ltd	5,627	137
Fisher & Paykel Healthcare Corp Ltd	34,373	755
Freightways Ltd	64,774	571
Mainfreight Ltd	15,488	1,035
Mercury NZ Ltd	109,078	488
Meridian Energy	35,190	119
Spark New Zealand Ltd	98,605	325

		3,430

Norway — 1.0%
Austevoll Seafood ASA	41,885	497
DNB Bank *	22,448	513
Norsk Hydro ASA	104,457	785
Orkla ASA	113,338	1,043
Sparebank 1 Oestlandet *	6,917	103
SpareBank 1 SR-Bank	17,208	239
Telenet Group Holding NV	10,886	416
Telenor ASA	32,325	546

		4,142

Portugal — 0.6%
Jeronimo Martins SGPS SA	86,576	1,707
NOS SGPS SA	37,349	150
Sonae SGPS	570,372	601

		2,458

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Singapore — 2.7%
Dairy Farm International Holdings Ltd	29,000	$99
DBS Group Holdings Ltd	125,500	2,778
Haw Par	32,100	272
Jardine Cycle & Carriage Ltd	130,200	1,845
Mapletree Industrial Trust ‡	59,850	122
Mapletree Logistics Trust ‡	154,270	230
Olam International Ltd	231,700	299
Oversea-Chinese Banking Corp Ltd	200,900	1,687
Sheng Siong Group Ltd	540,300	590
Straits Trading	74,500	169
United Overseas Bank Ltd	68,200	1,287
Venture Corp Ltd	17,400	229
Wilmar International Ltd	326,000	1,006

		10,613

Spain — 2.2%
Cia de Distribucion Integral Logista Holdings	81,284	1,716
Ebro Foods SA	45,648	873
Endesa SA	109,975	2,219
Faes Farma	146,861	576
Grifols SA	7,414	181
Iberdrola SA	149,089	1,497
Red Electrica Corp SA	75,023	1,505

		8,567

Sweden — 2.2%
Axfood AB	54,195	1,299
Epiroc, Cl B	14,793	263
ICA Gruppen AB	48,631	2,234
KNOW IT AB	7,589	306
Nordea Bank Abp, Cl A	92,155	1,191
Nyfosa ‡	18,745	265
Samhallsbyggnadsbolaget i Norden ‡	93,792	520
Svenska Cellulosa AB SCA, Cl B	11,438	178
Swedish Match	213,548	1,871
Telefonaktiebolaget LM Ericsson, Cl B	50,695	572

		8,699

Switzerland — 9.0%
Alcon Inc	6,004	487
ALSO Holding AG	606	175
Baloise Holding AG	6,068	922
Banque Cantonale de Geneve	570	102
Banque Cantonale Vaudoise	2,566	195
Barry Callebaut AG	349	792
Basellandschaftliche Kantonalbank	306	302
Berner Kantonalbank AG	473	105
BKW AG	19,125	2,068
Chocoladefabriken Lindt & Spruengli AG Participation	130	1,452
Chocoladefabriken Lindt & Spruengli AG	5	589
dormakaba Holding	596	433
Emmi	905	935

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EMS-Chemie Holding AG	1,134	$1,072
Forbo Holding	82	162
Idorsia Ltd *	3,040	73
Intershop Holding AG ‡	203	126
Kuehne + Nagel International AG	410	140
Logitech International SA	834	74
Nestle SA	10,269	1,237
Novartis AG	32,351	2,647
Orior AG	2,667	260
PSP Swiss Property AG ‡	3,835	462
Roche Holding	262	108
Roche Holding AG	25,339	9,255
Romande Energie Holding SA	76	105
Schindler Holding AG	2,723	731
SGS SA, Cl B	219	638
Sika AG	2,669	847
Sonova Holding AG	3,097	1,173
Swiss Life Holding AG	4,709	2,379
Swiss Prime Site AG ‡	7,577	741
Swisscom AG	6,786	3,907
Thurgauer Kantonalbank	927	106
TX Group AG	1,296	214
Valiant Holding AG	6,470	616
Vifor Pharma AG	690	89

		35,719

United Kingdom — 12.2%
3i Group	26,140	449
Anglo American PLC	13,949	492
AstraZeneca PLC	7,061	851
Atalaya Mining *	70,542	300
Auto Trader Group PLC	82,006	649
B&M European Value Retail	112,675	896
BAE Systems PLC	342,600	2,602
Berkeley Group Holdings	3,231	189
BHP Group	13,995	354
British American Tobacco PLC	49,933	1,746
Britvic PLC	17,747	212
BT Group PLC, Cl A *	789,651	1,691
Bunzl PLC	40,782	1,347
CareTech Holdings	22,562	195
Computacenter PLC	28,205	1,032
Craneware PLC	4,479	146
Cranswick PLC	2,824	135
Dechra Pharmaceuticals PLC	2,959	193
Diageo PLC	12,148	588
Direct Line Insurance Group	398,760	1,553
Duke Royalty	381,565	230
Eco Animal Health Group	32,806	143
Finsbury Food Group PLC	134,390	174
Genus	13,420	988
GlaxoSmithKline PLC	304,859	5,752
Hikma Pharmaceuticals PLC	6,241	206

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HSBC Holdings PLC	164,931	$863
Imperial Brands PLC	149,376	3,135
Inchcape PLC	59,646	647
Intertek Group PLC	13,836	925
J Sainsbury PLC	652,804	2,510
Kingfisher PLC	609,638	2,756
National Grid PLC	140,036	1,672
Premier Foods	438,915	693
QinetiQ Group PLC	414,692	1,810
Rio Tinto PLC	6,932	457
Sage Group PLC/The	10,819	103
ScS Group	48,694	183
Tate & Lyle PLC	343,909	3,215
Tesco	616,580	2,102
Thungela Resources	1,394	9
Vodafone Group PLC	355,015	540
Wm Morrison Supermarkets PLC	792,496	3,144
YouGov	14,322	243

		48,120

United States — 1.0%
Check Point Software Technologies Ltd *	13,952	1,577
Nomad Foods *	36,922	1,017
QIAGEN NV *	7,592	393
Radware Ltd *	19,605	660
Taro Pharmaceutical Industries Ltd *	4,059	257

		3,904

Total Common Stock (Cost $305,457) ($ Thousands)		377,900

PREFERRED STOCK — 0.8%
Germany — 0.8%
Draegerwerk AG & Co KGaA	7,545	618
FUCHS PETROLUB (B)	25,512	1,194
Henkel AG & Co KGaA(B)	15,857	1,468

		3,280

Total Preferred Stock (Cost $3,235) ($ Thousands)		3,280

AFFILIATED PARTNERSHIP — 5.0%
SEI Liquidity Fund, L.P. 0.010% **†(C)	19,942,390	19,946

Total Affiliated Partnership (Cost $19,946) ($ Thousands)		19,946

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund,
Cl F 0.010%**†	8,193,408	$8,193

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)
Total Cash Equivalent (Cost $8,193) ($ Thousands)		$8,193

Total Investments in Securities — 103.5% (Cost $336,831) ($ Thousands)		$409,319

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	51	Dec-2021	$2,496	$2,393	$(60)
FTSE 100 Index	11	Dec-2021	1,061	1,049	10
Hang Seng Index	1	Oct-2021	155	157	3
SPI 200 Index	6	Dec-2021	793	790	1
TOPIX Index	9	Dec-2021	1,687	1,638	(27)

			$6,192	$6,027	$(73)

Percentages are based on Net Assets of $395,483 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 10). The total market value of securities on loan at September 30, 2021 was $18,961 ($ Thousands).

(B)	There is no current rate available.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2021 was $19,946 ($ Thousands).

Cl — Class

FTSE— Financial Times Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

SPI — Share Price Index

TOPIX- Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	17,771	360,129	—	377,900
Preferred Stock	—	3,280	—	3,280
Affiliated Partnership	—	19,946	—	19,946
Cash Equivalent	8,193	—	—	8,193

Total Investments in Securities	25,964	383,355	—	409,319

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	14	—	—	14
Unrealized Depreciation	(87)	—	—	(87)

Total Other Financial Instruments	$(73)	$—	$—	$(73)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Tax-Managed International Managed Volatility Fund (Continued)

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$8,302	$116,899	$(105,255)	$—	$—	$19,946	19,942,390	$151	$—
SEI Daily Income Trust, Government Fund, Cl F	2,764	38,265	(32,836)	—	—	8,193	8,193,408	1	—

Totals	$11,066	$155,164	$(138,091)	$—	$—	$28,139		$152	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

SCHEDULE OF INVESTMENTS

September 30, 2021

Real Estate Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 98.1%

Real Estate — 98.1%
Acadia Realty Trust ‡	66,700	$1,361
American Campus Communities Inc ‡	54,711	2,651
American Homes 4 Rent, Cl A ‡	14,137	539
American Tower Corp, Cl A ‡	15,990	4,244
Americold Realty Trust ‡	19,260	559
Apple Hospitality Inc ‡	14,227	224
AvalonBay Communities Inc ‡	18,670	4,138
Brandywine Realty Trust ‡	40,711	546
Brixmor Property Group Inc ‡	125,560	2,776
Cousins Properties Inc ‡	38,110	1,421
Digital Realty Trust Inc, Cl A ‡	21,250	3,070
Diversified Healthcare Trust ‡	81,870	278
Duke Realty Corp ‡	65,870	3,153
Empire State Realty Trust Inc, Cl A ‡	50,030	502
Equinix Inc ‡	11,010	8,699
Equity Residential ‡	49,960	4,043
Essex Property Trust Inc ‡	6,029	1,928
Extra Space Storage Inc ‡	10,920	1,834
First Industrial Realty Trust Inc ‡	18,296	953
Healthpeak Properties Inc ‡	16,500	552
Host Hotels & Resorts Inc *‡	123,430	2,016
Hudson Pacific Properties Inc ‡	37,250	979
Independence Realty Trust ‡	21,535	438
Invitation Homes Inc ‡	117,708	4,512
JBG SMITH Properties ‡	43,460	1,287
Kilroy Realty Corp ‡	24,017	1,590
Life Storage Inc ‡	27,036	3,102
Medical Properties Trust Inc ‡	51,070	1,025
Mid-America Apartment Communities Inc ‡	8,580	1,602
Omega Healthcare Investors Inc ‡	14,573	437
Paramount Group Inc ‡	28,484	256
Park Hotels & Resorts Inc *‡	45,908	879
Phillips Edison & Co Inc ‡	18,350	563
Piedmont Office Realty Trust Inc, Cl A ‡	29,200	509
Prologis Inc ‡	67,320	8,444
Public Storage ‡	12,769	3,794
Retail Opportunity Investments Corp ‡	25,888	451
Retail Properties of America Inc, Cl A ‡	81,680	1,052
Rexford Industrial Realty Inc ‡	33,710	1,913
RPT Realty ‡	52,913	675

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Sabra Health Care Inc ‡	69,280	$1,020
SBA Communications Corp, Cl A ‡	5,560	1,838
Simon Property Group Inc ‡	25,540	3,319
SITE Centers Corp ‡	15,555	240
SL Green Realty ‡	15,960	1,131
Sun Communities Inc ‡	17,430	3,226
UDR Inc ‡	49,959	2,647
Ventas Inc ‡	64,552	3,564
VICI Properties Inc ‡	23,541	669
Welltower Inc ‡	45,250	3,729
Xenia Hotels & Resorts Inc *‡	55,949	992

		101,370

Total Common Stock (Cost $71,858) ($ Thousands)		101,370

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	2,210,490	2,210

Total Cash Equivalent (Cost $2,210) ($ Thousands)		2,210

Total Investments in Securities — 100.2% (Cost $74,068) ($ Thousands)		$103,580

Percentages are based on Net Assets of $103,331 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2021.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

Cl — Class

As of September 30, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 1,153	$ 36,801	$ (35,744)	$ —	$ —	$ 2,210	2,210,490	$ —	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 90.2%

Communication Services — 10.5%
Activision Blizzard Inc	17,200	$1,331
Alphabet Inc, Cl A *	6,563	17,546
Alphabet Inc, Cl C *	6,214	16,562
AT&T Inc	156,840	4,236
Charter Communications Inc, Cl A *	2,800	2,037
Comcast Corp, Cl A	100,527	5,623
Discovery Inc, Cl A *	3,529	89
Discovery Inc, Cl C *	6,485	157
DISH Network Corp, Cl A *	5,273	229
Electronic Arts Inc	6,328	900
Facebook Inc, Cl A *	52,284	17,745
Fox Corp	10,153	397
Interpublic Group of Cos Inc/The	8,397	308
Live Nation Entertainment Inc *	2,700	246
Lumen Technologies Inc	21,157	262
Match Group Inc *	6,100	958
Netflix Inc *	9,707	5,925
News Corp, Cl A	8,330	196
News Corp, Cl B	2,600	61
Omnicom Group Inc	4,669	338
Take-Two Interactive Software Inc, Cl A *	2,500	385
T-Mobile US Inc *	12,900	1,648
Twitter Inc *	17,600	1,063
Verizon Communications Inc	90,941	4,912
ViacomCBS Inc, Cl B	12,987	513
Walt Disney Co/The *	39,930	6,755

		90,422

Consumer Discretionary — 11.3%
Advance Auto Parts Inc	1,394	291
Amazon.com Inc, Cl A *	9,548	31,365
AutoZone Inc *	491	834
Bath & Body Works Inc	5,706	360
Best Buy Co Inc	4,778	505
Booking Holdings Inc *	907	2,153
BorgWarner Inc	5,101	220
Caesars Entertainment Inc *	4,500	505
CarMax Inc *	3,556	455
Carnival Corp *	17,480	437
Chipotle Mexican Grill Inc, Cl A *	623	1,132
Darden Restaurants Inc	2,834	429
Dollar General Corp	5,173	1,097
Dollar Tree Inc *	4,985	477
Domino’s Pizza Inc	795	379
DR Horton Inc	7,086	595
eBay Inc	14,347	1,000
Etsy Inc *	2,700	562
Expedia Group Inc *	3,215	527
Ford Motor Co *	84,876	1,202
Gap Inc/The	4,298	98
Garmin Ltd	3,304	514

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
General Motors Co *	31,977	$1,686
Genuine Parts Co	3,104	376
Hanesbrands Inc	8,067	138
Hasbro Inc	2,898	258
Hilton Worldwide Holdings Inc *	6,000	793
Home Depot Inc/The	23,344	7,663
Las Vegas Sands Corp *	7,300	267
Leggett & Platt Inc	3,065	137
Lennar Corp, Cl A	5,974	560
LKQ Corp *	6,000	302
Lowe’s Cos Inc	15,545	3,153
Marriott International Inc/MD, Cl A *	5,851	866
McDonald’s Corp	16,407	3,956
MGM Resorts International	8,300	358
Mohawk Industries Inc *	1,258	223
Newell Brands Inc, Cl B	8,113	180
NIKE Inc, Cl B	28,033	4,071
Norwegian Cruise Line Holdings Ltd *	7,800	208
NVR Inc *	76	364
O’Reilly Automotive Inc *	1,512	924
Penn National Gaming Inc *	3,100	225
Pool Corp	900	391
PulteGroup Inc	5,743	264
PVH Corp *	1,620	167
Ralph Lauren Corp, Cl A	960	107
Ross Stores Inc	7,949	865
Royal Caribbean Cruises Ltd *	4,810	428
Starbucks Corp	25,957	2,863
Tapestry Inc	6,034	223
Target Corp, Cl A	10,875	2,488
Tesla Inc *	17,830	13,827
TJX Cos Inc/The	26,576	1,754
Tractor Supply Co	2,446	496
Ulta Beauty Inc *	1,200	433
Under Armour Inc, Cl A *	4,346	88
Under Armour Inc, Cl C *	4,081	72
VF Corp	6,940	465
Whirlpool Corp	1,409	287
Wynn Resorts Ltd *	2,217	188
Yum! Brands Inc	6,597	807

		98,058

Consumer Staples — 5.4%
Altria Group Inc	40,569	1,847
Archer-Daniels-Midland Co	12,141	729
Brown-Forman Corp, Cl B	3,985	267
Campbell Soup Co	4,672	195
Church & Dwight Co Inc	5,400	446
Clorox Co/The	2,722	451
Coca-Cola Co/The	85,285	4,475
Colgate-Palmolive Co	18,648	1,409
Conagra Brands Inc	10,192	345
Constellation Brands Inc, Cl A	3,670	773

SEI Institutional Managed Trust / Annual Report / September 30, 2021	1

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Costco Wholesale Corp	9,690	$4,354
Estee Lauder Cos Inc/The, Cl A	5,144	1,543
General Mills Inc	13,141	786
Hershey Co/The	3,186	539
Hormel Foods Corp	6,216	255
J M Smucker Co/The	2,404	288
Kellogg Co	5,594	358
Kimberly-Clark Corp	7,477	990
Kraft Heinz Co/The	14,200	523
Kroger Co/The	14,348	580
Lamb Weston Holdings Inc	3,200	196
McCormick & Co Inc/MD	5,528	448
Molson Coors Beverage Co, Cl B	4,024	187
Mondelez International Inc, Cl A	30,753	1,789
Monster Beverage Corp *	7,965	708
PepsiCo Inc	30,340	4,564
Philip Morris International Inc	34,237	3,245
Procter & Gamble Co/The	53,319	7,454
Sysco Corp, Cl A	11,343	890
Tyson Foods Inc, Cl A	6,175	488
Walgreens Boots Alliance Inc	15,907	748
Walmart Inc	31,388	4,375

		46,245

Energy — 2.5%
APA Corp	8,701	186
Baker Hughes Co, Cl A	18,515	458
Chevron Corp	42,463	4,308
ConocoPhillips	29,456	1,996
Coterra Energy Inc	8,398	183
Devon Energy Corp	14,006	497
Diamondback Energy Inc, Cl A	3,500	331
EOG Resources Inc	12,627	1,014
Exxon Mobil Corp	92,981	5,469
Halliburton Co	19,642	425
Hess Corp	5,974	467
Kinder Morgan Inc	42,514	711
Marathon Oil Corp	17,392	238
Marathon Petroleum Corp	13,750	850
Occidental Petroleum Corp	18,628	551
ONEOK Inc	9,354	542
Phillips 66	9,599	672
Pioneer Natural Resources Co	4,823	803
Schlumberger NV, Cl A	30,237	896
Valero Energy Corp	8,897	628
Williams Cos Inc/The	26,546	689

		21,914

Financials — 10.2%
Aflac Inc	13,718	715
Allstate Corp/The	6,512	829
American Express Co	14,113	2,364
American International Group Inc	18,905	1,038

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ameriprise Financial Inc	2,417	$638
Arthur J Gallagher & Co	4,437	660
Assurant Inc	1,282	202
Bank of America Corp	162,568	6,901
Bank of New York Mellon Corp/The	17,543	909
Berkshire Hathaway Inc, Cl B *	40,689	11,106
BlackRock Inc	3,115	2,612
Brown & Brown Inc	4,700	261
Capital One Financial Corp	9,815	1,590
Cboe Global Markets Inc	2,300	285
Charles Schwab Corp/The	33,035	2,406
Chubb Ltd	9,666	1,677
Cincinnati Financial Corp	3,293	376
Citigroup Inc	44,534	3,125
Citizens Financial Group Inc	9,200	432
CME Group Inc	7,948	1,537
Comerica Inc	2,773	223
Discover Financial Services	6,446	792
Fifth Third Bancorp	15,351	652
First Republic Bank/CA	3,800	733
Franklin Resources Inc	6,036	179
Globe Life Inc	2,035	181
Goldman Sachs Group Inc/The	7,401	2,798
Hartford Financial Services Group Inc/The	7,661	538
Huntington Bancshares Inc/OH	30,947	478
Intercontinental Exchange Inc	12,380	1,422
Invesco Ltd	8,012	193
JPMorgan Chase & Co	65,526	10,726
KeyCorp	20,052	434
Lincoln National Corp	4,009	276
Loews Corp	4,189	226
M&T Bank Corp	2,808	419
MarketAxess Holdings Inc	779	328
Marsh & McLennan Cos Inc	11,117	1,684
MetLife Inc	16,112	995
Moody’s Corp	3,604	1,280
Morgan Stanley	32,036	3,117
MSCI Inc, Cl A	1,800	1,095
Nasdaq Inc, Cl A	2,487	480
Northern Trust Corp	4,571	493
People’s United Financial Inc	9,789	171
PNC Financial Services Group Inc/The	9,397	1,839
Principal Financial Group Inc, Cl A	5,233	337
Progressive Corp/The	12,921	1,168
Prudential Financial Inc	8,577	902
Raymond James Financial Inc	3,900	360
Regions Financial Corp	20,460	436
S&P Global Inc	5,307	2,255
SVB Financial Group, Cl B *	1,300	841
Synchrony Financial	12,601	616
T Rowe Price Group Inc	5,040	991
Travelers Cos Inc/The	5,552	844

2	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Truist Financial Corp	29,382	$1,723
US Bancorp	29,702	1,766
W R Berkley Corp	3,200	234
Wells Fargo & Co	90,177	4,185
Zions Bancorp NA	3,737	231

		88,304

Health Care — 11.8%
Abbott Laboratories	38,924	4,598
AbbVie Inc	38,793	4,185
ABIOMED Inc *	966	315
Agilent Technologies Inc	6,685	1,053
Align Technology Inc *	1,609	1,071
AmerisourceBergen Corp, Cl A	3,154	377
Amgen Inc, Cl A	12,463	2,650
Anthem Inc	5,338	1,990
Baxter International Inc	10,892	876
Becton Dickinson and Co	6,367	1,565
Biogen Inc *	3,250	920
Bio-Rad Laboratories Inc, Cl A *	475	354
Bio-Techne Corp	900	436
Boston Scientific Corp *	31,392	1,362
Bristol-Myers Squibb Co	48,832	2,889
Cardinal Health Inc	6,503	322
Catalent Inc *	3,700	492
Centene Corp *	12,932	806
Cerner Corp	6,212	438
Charles River Laboratories International Inc *	1,100	454
Cigna Corp	7,520	1,505
Cooper Cos Inc/The, Cl A	1,100	455
CVS Health Corp	29,060	2,466
Danaher Corp, Cl A	13,991	4,259
DaVita Inc *	1,457	169
DENTSPLY SIRONA Inc	4,671	271
Dexcom Inc *	2,100	1,148
Edwards Lifesciences Corp, Cl A *	13,716	1,553
Eli Lilly & Co	17,466	4,036
Gilead Sciences Inc	27,613	1,929
HCA Healthcare Inc	5,443	1,321
Henry Schein Inc *	3,044	232
Hologic Inc *	5,500	406
Humana Inc	2,790	1,086
IDEXX Laboratories Inc *	1,894	1,178
Illumina Inc *	3,232	1,311
Incyte Corp *	4,100	282
Intuitive Surgical Inc *	2,570	2,555
IQVIA Holdings Inc *	4,100	982
Johnson & Johnson	57,727	9,323
Laboratory Corp of America Holdings *	2,117	596
McKesson Corp	3,275	653
Merck & Co Inc	55,566	4,173
Mettler-Toledo International Inc *	518	714

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Moderna Inc *	7,700	$2,963
Organon & Co	5,566	183
PerkinElmer Inc	2,469	428
Pfizer Inc	123,069	5,293
Quest Diagnostics Inc	2,578	375
Regeneron Pharmaceuticals Inc *	2,275	1,377
ResMed Inc	3,100	817
Stryker Corp	7,376	1,945
Teleflex Inc	981	369
Thermo Fisher Scientific Inc	8,610	4,919
UnitedHealth Group Inc	20,722	8,097
Universal Health Services Inc, Cl B	1,742	241
Vertex Pharmaceuticals Inc *	5,758	1,044
Viatris Inc, Cl W *	26,911	365
Waters Corp *	1,320	472
West Pharmaceutical Services Inc	1,600	679
Zimmer Biomet Holdings Inc	4,553	666
Zoetis Inc, Cl A	10,473	2,033

		102,022

Industrials — 7.0%
3M Co	12,726	2,232
A O Smith Corp	3,100	189
Alaska Air Group Inc *	2,600	152
American Airlines Group Inc*	13,525	278
AMETEK Inc	5,064	628
Boeing Co/The *	12,109	2,663
Carrier Global Corp	19,207	994
Caterpillar Inc, Cl A	12,045	2,312
CH Robinson Worldwide Inc	2,987	260
Cintas Corp	1,885	718
Copart Inc *	4,600	638
CSX Corp	49,664	1,477
Cummins Inc	3,063	688
Deere & Co	6,268	2,100
Delta Air Lines Inc, Cl A *	13,922	593
Dover Corp	3,146	489
Emerson Electric Co	13,226	1,246
Equifax Inc	2,576	653
Expeditors International of Washington Inc	3,708	442
Fastenal Co, Cl A	12,344	637
FedEx Corp	5,469	1,199
Fortive Corp	7,954	561
Fortune Brands Home & Security Inc	3,000	268
Generac Holdings Inc *	1,326	542
General Dynamics Corp	4,965	973
General Electric Co	24,124	2,486
Honeywell International Inc	15,152	3,217
Howmet Aerospace Inc	8,392	262
Huntington Ingalls Industries Inc, Cl A	900	174
IDEX Corp	1,700	352
IHS Markit Ltd	8,800	1,026
Illinois Tool Works Inc	6,331	1,308

SEI Institutional Managed Trust / Annual Report / September 30, 2021	3

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ingersoll Rand Inc *	8,714	$439
Jacobs Engineering Group Inc	2,821	374
JB Hunt Transport Services Inc	1,845	309
Kansas City Southern	1,963	531
L3Harris Technologies Inc	4,471	985
Leidos Holdings Inc	2,900	279
Lockheed Martin Corp	5,393	1,861
Masco Corp	5,123	285
Norfolk Southern Corp	5,402	1,293
Northrop Grumman Corp	3,321	1,196
Old Dominion Freight Line Inc, Cl A	2,050	586
Otis Worldwide Corp	9,453	778
PACCAR Inc	7,619	601
Parker-Hannifin Corp, Cl A	2,752	770
Quanta Services Inc	3,082	351
Raytheon Technologies Corp	33,148	2,849
Republic Services Inc	4,462	536
Robert Half International Inc	2,559	257
Rockwell Automation Inc	2,535	745
Rollins Inc	4,675	165
Roper Technologies Inc	2,278	1,016
Snap-on Inc	1,155	241
Southwest Airlines Co, Cl A *	12,933	665
Stanley Black & Decker Inc	3,511	616
Textron Inc	5,037	352
TransDigm Group Inc *	1,109	693
Union Pacific Corp	14,342	2,811
United Airlines Holdings Inc *	6,900	328
United Parcel Service Inc, Cl B	16,011	2,916
United Rentals Inc *	1,599	561
Verisk Analytics Inc, Cl A	3,500	701
Waste Management Inc	8,582	1,282
Westinghouse Air Brake Technologies Corp	3,890	335
WW Grainger Inc	947	372
Xylem Inc/NY	3,948	488

		60,324

Information Technology — 24.9%
Adobe Inc *	10,456	6,020
Advanced Micro Devices Inc *	22,000	2,264
Akamai Technologies Inc *	3,474	363
Amphenol Corp, Cl A	13,240	970
Analog Devices Inc	11,860	1,986
ANSYS Inc *	1,900	647
Apple Inc	344,397	48,732
Applied Materials Inc	20,071	2,584
Arista Networks Inc *	1,200	412
Autodesk Inc, Cl A *	4,805	1,370
Automatic Data Processing Inc	9,342	1,868
Broadcom Inc	8,975	4,352
Broadridge Financial Solutions Inc	2,500	417
Cadence Design Systems Inc *	5,900	894
CDW Corp/DE	2,900	528

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ceridian HCM Holding Inc *	2,800	$315
Cisco Systems Inc/Delaware	92,578	5,039
Citrix Systems Inc	2,726	293
Cognizant Technology Solutions Corp, Cl A	11,377	844
Corning Inc, Cl B	16,671	608
DXC Technology Co *	5,376	181
Enphase Energy Inc *	2,900	435
F5 Networks Inc, Cl A *	1,291	257
Fidelity National Information Services Inc, Cl B	13,653	1,661
Fiserv Inc, Cl A *	13,164	1,428
FleetCor Technologies Inc *	1,800	470
Fortinet Inc *	2,900	847
Gartner Inc *	1,769	538
Global Payments Inc	6,489	1,023
Hewlett Packard Enterprise Co	28,510	406
HP Inc	25,910	709
Intel Corp	89,126	4,749
International Business Machines Corp	19,668	2,733
Intuit Inc	6,045	3,261
IPG Photonics Corp *	800	127
Jack Henry & Associates Inc	1,600	262
Juniper Networks Inc	6,933	191
Keysight Technologies Inc *	4,000	657
KLA Corp	3,349	1,120
Lam Research Corp	3,148	1,792
Mastercard Inc, Cl A	19,127	6,650
Microchip Technology Inc	5,937	911
Micron Technology Inc	24,771	1,758
Microsoft Corp	164,810	46,463
Monolithic Power Systems Inc	900	436
Motorola Solutions Inc	3,702	860
NetApp Inc	4,828	433
NortonLifeLock Inc	12,608	319
NVIDIA Corp	54,630	11,317
NXP Semiconductors NV	5,700	1,116
Oracle Corp, Cl B	36,233	3,157
Paychex Inc	6,800	765
Paycom Software Inc *	1,020	506
PayPal Holdings Inc *	25,779	6,708
PTC Inc *	2,300	276
Qorvo Inc *	2,305	385
QUALCOMM Inc	24,768	3,195
salesforce.com Inc *	21,378	5,798
ServiceNow Inc *	4,400	2,738
Skyworks Solutions Inc	3,607	594
Synopsys Inc *	3,400	1,018
Teledyne Technologies Inc *	1,022	439
Teradyne Inc	3,600	393
Texas Instruments Inc	20,252	3,893
Trimble Inc *	5,400	444
Tyler Technologies Inc *	937	430

4	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VeriSign Inc *	2,078	$426
Visa Inc, Cl A	37,065	8,256
Western Digital Corp *	6,738	380
Western Union Co/The	9,277	188
Xilinx Inc	8,287	1,251
Zebra Technologies Corp, Cl A *	1,213	625

		215,481

Materials — 1.9%
Air Products and Chemicals Inc	4,861	1,245
Albemarle Corp	2,520	552
Avery Dennison Corp	1,776	368
Ball Corp	6,912	622
Celanese Corp, Cl A	2,300	346
CF Industries Holdings Inc	4,837	270
Corteva Inc	15,891	669
Dow Inc	16,525	951
DuPont de Nemours Inc	11,607	789
Eastman Chemical Co	2,898	292
Ecolab Inc	5,446	1,136
FMC Corp	2,749	252
Freeport-McMoRan Inc, Cl B	32,462	1,056
International Flavors & Fragrances Inc	5,562	744
International Paper Co	8,373	468
LyondellBasell Industries NV, Cl A	5,913	555
Martin Marietta Materials Inc, Cl A	1,365	466
Mosaic Co/The	7,810	279
Newmont Corp	17,704	961
Nucor Corp	6,448	635
Packaging Corp of America	2,100	289
PPG Industries Inc	5,270	754
Sealed Air Corp	3,258	178
Sherwin-Williams Co/The, Cl A	5,314	1,486
Vulcan Materials Co	2,930	496
Westrock Co	5,692	284

		16,143

Real Estate — 2.4%
Alexandria Real Estate Equities Inc ‡	3,012	575
American Tower Corp, Cl A ‡	9,992	2,652
AvalonBay Communities Inc ‡	3,022	670
Boston Properties Inc ‡	3,108	337
CBRE Group Inc, Cl A *	7,325	713
Crown Castle International Corp ‡	9,528	1,651
Digital Realty Trust Inc, Cl A ‡	6,100	881
Duke Realty Corp ‡	8,100	388
Equinix Inc ‡	1,980	1,564
Equity Residential ‡	7,533	610
Essex Property Trust Inc ‡	1,360	435
Extra Space Storage Inc ‡	2,900	487
Federal Realty Investment Trust ‡	1,600	189
Healthpeak Properties Inc ‡	11,730	393
Host Hotels & Resorts Inc *‡	14,912	244

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Iron Mountain Inc ‡	6,176	$268
Kimco Realty Corp ‡	13,496	280
Mid-America Apartment Communities Inc ‡	2,500	467
Prologis Inc ‡	16,269	2,041
Public Storage ‡	3,300	980
Realty Income Corp ‡	8,618	559
Regency Centers Corp ‡	3,500	236
SBA Communications Corp, Cl A ‡	2,363	781
Simon Property Group Inc ‡	7,258	943
UDR Inc ‡	5,800	307
Ventas Inc ‡	8,310	459
Vornado Realty Trust ‡	3,631	153
Welltower Inc ‡	9,007	742
Weyerhaeuser Co ‡	16,260	578

		20,583

Utilities — 2.3%
AES Corp/The	14,312	327
Alliant Energy Corp	5,400	302
Ameren Corp	5,544	449
American Electric Power Co Inc	11,029	895
American Water Works Co Inc	4,000	676
Atmos Energy Corp	2,900	256
CenterPoint Energy Inc	13,017	320
CMS Energy Corp	6,313	377
Consolidated Edison Inc	7,478	543
Dominion Energy Inc	17,868	1,305
DTE Energy Co	4,141	462
Duke Energy Corp	16,998	1,659
Edison International	8,090	449
Entergy Corp	4,177	415
Evergy Inc	4,900	305
Eversource Energy	7,544	617
Exelon Corp	21,590	1,044
FirstEnergy Corp	12,021	428
NextEra Energy Inc	43,092	3,383
NiSource Inc	8,913	216
NRG Energy Inc	5,364	219
Pinnacle West Capital Corp	2,594	188
PPL Corp	16,139	450
Public Service Enterprise Group Inc	11,057	673
Sempra Energy	6,847	866
Southern Co/The	23,382	1,449
WEC Energy Group Inc	6,637	585
Xcel Energy Inc	11,946	747

		19,605

Total Common Stock (Cost $372,332) ($ Thousands)		779,101

SEI Institutional Managed Trust / Annual Report / September 30, 2021	5

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK — 2.4%

Bermuda — 0.0%
Everest Re Group Ltd	900	$226

Ireland — 0.7%
Accenture PLC, Cl A	13,928	4,456
Eaton Corp PLC	8,839	1,320

		5,776

Switzerland — 0.1%
TE Connectivity Ltd	7,203	988

United Kingdom — 1.6%
Allegion PLC	1,994	264
Amcor PLC	32,909	381
Aon PLC, Cl A	5,009	1,431
Aptiv PLC *	5,941	885
Johnson Controls International PLC	15,738	1,071
Linde PLC	11,382	3,339
Medtronic PLC	29,541	3,703
Nielsen Holdings PLC	8,180	157
Pentair PLC	3,577	260
Seagate Technology Holdings PLC	4,343	358
STERIS PLC	2,143	438
Trane Technologies PLC	5,303	916

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Willis Towers Watson PLC	2,747	$639

		13,842

Total Foreign Common Stock (Cost $10,239) ($ Thousands)		20,832

Total Investments in Securities — 92.6% (Cost $382,571) ($ Thousands)		$799,933

	Contracts

PURCHASED OPTION** — 0.1%
Total Purchased Option (A) (Cost $800) ($ Thousands)	103	$1,246

PURCHASED SWAPTIONS* — 1.3%
Total Purchased Swaptions (B) (Cost $7,544) ($ Thousands)	126,633,735	$11,363

WRITTEN OPTION* — (0.0)%
Total Written Option (A) (Premiums Received $340) ($ Thousands)	(103)	$(385)

A list of the open exchange traded option contracts held by the Fund at September 30, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.1%

Put Options
S&P 500 Index*	103	$800	$4,200.00	12/18/2021	$1,246

Total Purchased Option		$800			$1,246

WRITTEN OPTION — (0.0)%

Put Options
S&P 500 Index*	(103)	$(340)	3,750.00	12/18/21	$(385)

Total Written Option		$(340)			$(385)

†† Represents Cost

A list of the open OTC swaption contracts held by the Fund at September 30, 2021, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS — 1.3%

Call Swaptions
SWAPTION 3Y30Y 1.985% PAY*	Bank of America Merill Lynch	45,991,254	$1.99	08/17/2024	$4,679

6	SEI Institutional Managed Trust / Annual Report / September 30, 2021

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS (continued)
SWAPTION 3Y30Y 2.000% PAY*	Bank of America Merill Lynch	80,642,481	$2.00	08/19/2023	6,684

Total Purchased Swaptions		126,633,735			$11,363

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
MSCI EAFE Index^	114	Dec-2021	$13,512	$12,922	$(590)
S&P 500 Index E-MINI	290	Dec-2021	64,527	62,317	(2,210)

			$78,039	$75,239	$(2,800)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Depreciation (Thousands)
Bank of America	01/11/22	USD	2,500	SAR	9,384	$—
Bank of America	01/11/22	USD	170	SAR	637	—
Bank of America	01/11/22	SAR	174,096	USD	46,352	(43)

						$(43)

A list of OTC swap agreements held by the fund at September 30, 2021, is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	BLOOMBERG COMMODITY INDEX TOTAL RETURN		BLOOMBERG COMMODITY INDEX
		0.10%	TOTAL RETURN	Annually	11/18/2021	USD	(31,752)	$2,465	$–	$2,465
BNP Paribas^	BLOOMBERG COMMODITY INDEX TOTAL RETURN		BLOOMBERG COMMODITYINDEX
		0.10%	TOTAL RETURN	Quarterly	12/09/2021	USD	(42,023)	1,823	–	1,823
BNP Paribas	BLOOMBERG COMMODITY INDEX TOTAL RETURN		BLOOMBERG COMMODITY INDEX
		0.10%	TOTAL RETURN	Quarterly	12/16/2021	USD	(14,684)	(283)	–	(283)

								$4,005	$–	$4,005

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swap

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
1Y CPI-CPURNSA^	2.1475%	Annually	12/10/2030	USD	27,761	$2,707	$–	$2,707

SEI Institutional Managed Trust / Annual Report / September 30, 2021	7

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2021

Dynamic Asset Allocation Fund (Continued)

Percentages are based on Net Assets of $863,953 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

^	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. As of September 30, 2021.

(A)	Refer to table below for details on Options Contracts.

(B)	Refer to table below for details on Swaption Contracts.

Cl	— Class
EAFE	— Europe, Australasia and Far East
Ltd.	— Limited
MSCI	— Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

OTC — Over The Counter

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

USD — U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	779,101	–	–	779,101
Foreign Common Stock	20,832	–	–	20,832

Total Investments in Securities	799,933	–	–	799,933

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,246	–	–	1,246
Purchased Swaptions	–	11,363	–	11,363
Written Options	(385)	–	–	(385)
Futures Contracts*
Unrealized Depreciation	(2,800)	–	–	(2,800)
Forwards Contracts*
Unrealized Depreciation	–	(43)	–	(43)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	4,288	–	4,288
Unrealized Depreciation	–	(283)	–	(283)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	2,707	–	2,707

Total Other Financial Instruments	(1,939)	18,032	–	16,093

* Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation/ (depreciation) on the instruments.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2021

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities of the Dynamic Asset Allocation Fund, including the consolidated summary schedule of investments, and the consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2021, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods presented therein. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are included in Item 1 of this Form N-CSR, and the schedules of investments of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, and Real Estate Fund and the consolidated schedule of investments of the Dynamic Asset Allocation Fund, as of September 30, 2021 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows of the Multi-Asset Inflation Managed Fund for the year ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2021

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2021

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 9, 2021